UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-05075

Thrivent Mutual Funds
(Exact name of registrant as specified in charter)

625 Fourth Avenue South
Minneapolis, Minnesota 55415
(Address of principal executive offices) (Zip code)

John L. Sullivan
625 Fourth Avenue South
Minneapolis, Minnesota 55415
(Name and address of agent for service)

Registrant’s telephone number, including area code: (612) 844-5704
Date of fiscal year end: October 31
Date of reporting period: October 31, 2007

Item 1. Report to Stockholders

Thrivent Mutual Funds

Annual Report
October 31, 2007

23459 R12-07

Thrivent.com

Table of Contents

President’s Letter	1

Economic and Market Review	2

Portfolio Perspectives
Thrivent Aggressive Allocation Fund	4
Thrivent Moderately Aggressive Allocation Fund	. 6
Thrivent Moderate Allocation Fund	8
Thrivent Moderately Conservative Allocation Fund	10
Thrivent Technology Fund	12
Thrivent Partner Small Cap Growth Fund	14
Thrivent Partner Small Cap Value Fund	16
Thrivent Small Cap Stock Fund	18
Thrivent Small Cap Index Fund	20
Thrivent Mid Cap Growth Fund	22
Thrivent Partner Mid Cap Value Fund	24
Thrivent Mid Cap Stock Fund	26
Thrivent Mid Cap Index Fund	28
Thrivent Mid Cap Index Fund-I	30
Thrivent Partner International Stock Fund	32
Thrivent Large Cap Growth Fund	34
Thrivent Large Cap Value Fund	36
Thrivent Large Cap Stock Fund	38
Thrivent Large Cap Index Fund	40
Thrivent Large Cap Index Fund-I	42
Thrivent Balanced Fund	44
Thrivent High Yield Fund	46
Thrivent Municipal Bond Fund	48
Thrivent Income Fund	50
Thrivent Core Bond Fund	52
Thrivent Limited Maturity Bond Fund	54
Thrivent Money Market Fund	56

Shareholder Expense Example	58

Report of Independent Registered
Public Accounting Firm	63

Schedules of Investments
Thrivent Aggressive Allocation Fund	64
Thrivent Moderately Aggressive Allocation Fund	65
Thrivent Moderate Allocation Fund	66
Thrivent Moderately Conservative Allocation Fund	67
Thrivent Technology Fund	68
Thrivent Partner Small Cap Growth Fund	70
Thrivent Partner Small Cap Value Fund	73
Thrivent Small Cap Stock Fund	76
Thrivent Small Cap Index Fund	81
Thrivent Mid Cap Growth Fund	90
Thrivent Partner Mid Cap Value Fund	94
Thrivent Mid Cap Stock Fund	97
Thrivent Mid Cap Index Fund	100
Thrivent Mid Cap Index Fund-I	106
Thrivent Partner International Stock Fund	112

Thrivent Large Cap Growth Fund	117
Thrivent Large Cap Value Fund	121
Thrivent Large Cap Stock Fund	124
Thrivent Large Cap Index Fund	128
Thrivent Large Cap Index Fund-I	135
Thrivent Balanced Fund	142
Thrivent High Yield Fund	152
Thrivent Municipal Bond Fund	159
Thrivent Income Fund	184
Thrivent Core Bond Fund	193
Thrivent Limited Maturity Bond Fund	200
Thrivent Money Market Fund	209

Statement of Assets and Liabilities	214

Statement of Operations	220

Statement of Changes in Net Assets	226

Notes to Financial Statements	231

Financial Highlights
Thrivent Aggressive Allocation Fund	256
Thrivent Moderately Aggressive Allocation Fund .	256
Thrivent Moderate Allocation Fund	256
Thrivent Moderately Conservative Allocation Fund	256
Thrivent Technology Fund	258
Thrivent Partner Small Cap Growth Fund	258
Thrivent Partner Small Cap Value Fund	260
Thrivent Small Cap Stock Fund	262
Thrivent Small Cap Index Fund	262
Thrivent Mid Cap Growth Fund	264
Thrivent Partner Mid Cap Value Fund	264
Thrivent Mid Cap Stock Fund	266
Thrivent Mid Cap Index Fund	266
Thrivent Mid Cap Index Fund-I	266
Thrivent Partner International Stock Fund	268
Thrivent Large Cap Growth Fund	268
Thrivent Large Cap Value Fund	270
Thrivent Large Cap Stock Fund	270
Thrivent Large Cap Index Fund	272
Thrivent Large Cap Index Fund-I	272
Thrivent Balanced Fund	272
Thrivent High Yield Fund	274
Thrivent Municipal Bond Fund	274
Thrivent Income Fund	276
Thrivent Core Bond Fund	276
Thrivent Limited Maturity Bond Fund	278
Thrivent Money Market Fund	278

Additional Information	280

Board of Trustees and Officers	281

We are pleased to provide you with the annual report for the 12-month period ended October 31, 2007 for Thrivent Mutual Funds. In this report, you will find detailed information about each of the Thrivent Mutual Funds, including performance highlights, overall market conditions and management strategies during the 12-month period. In addition, Thrivent Financial’s Chief Investment Officer, Russ Swansen, reviews the larger economic environment in his Economic and Market Review.

Today’s Financial Markets: Keep Your Seatbelt Fastened!

The later part of the period ushered in a bout of market volatility we haven’t seen since the spring of 2006. Fallout from a much-weakened national housing market and suspect mortgages sent stock and bond investors scrambling as sub-prime loans bundled into complex securities quickly fell to Earth with more questions than answers. Such an unexpected occurrence suggested pause for thought: one can rarely pinpoint exactly which factor will shake up the markets but one should always expect periodic shake-ups. These quick market shifts illustrate the value of diversifying a portfolio and avoiding the temptation to buy what’s hot and sell what’s not. Good advice, a well thought-out long-term plan and a disciplined approach can make all the difference. Be sure to contact your Thrivent Financial representative if you have any questions or concerns with your portfolio.

Supporting Your Most Important Financial Goal: Retirement

Whether saving for retirement or structuring accumulated assets for income generation in retirement, proper advice and guidance for this important goal are critical. At Thrivent Investment Management, we seek to provide you with the financial confidence and security you need to live the life you want in retirement. Our asset management capabilities position us well to structure and monitor an investment course that can help you reach your retirement goals. Whether you seek an aggressive approach for long-term growth or a conservative plan for near-term income, Thrivent Investment Management has the resources to help. Relevant, honest financial advice with the products and services that can deliver the retirement you’ve worked so hard for — that’s our goal.

A Strategy that Fits Your Retirement Needs

We have the investment solutions and a money management philosophy uniquely tailored to support our investors. Critical among these solutions is our strong belief in asset allocation and overall portfolio balance. Studies have shown that strategic asset allocation (the mix of investments in a portfolio) can be the major determinant of how well your portfolio will fare over the long term. Furthermore, success in investing or making retirement assets last longer is often dependent on achieving growth by investing in stocks. A sound asset allocation strategy can reduce the risk of investing in more volatile stocks by diversifying among different types of stocks (large and small, international and domestic, value style and growth style, etc.) as well as bonds and real estate securities.

Consider the following:

• Thrivent Financial registered representatives are equipped with leading-edge tools and advice to build and support ongoing asset allocation strategies.

• Each of our portfolios is strictly managed to its individual investment objective to best support asset allocation.

• Finally, our packaged Thrivent Asset Allocation Funds are customized to specific risk tolerance levels to provide a simple and smart method of investing.

Our Commitment to You

We remain committed to providing our investors with the guidance and solutions they need to prepare for retirement and achieve their goals. Thank you for continuing to turn to us for your financial solutions. We very much value you and your business.

Sincerely,

Pamela J. Moret
President and Trustee
Thrivent Mutual Funds

Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Economic and Market Review

Stocks and bonds generally posted positive returns for the 12-month period ended October 31, 2007. Moderating economic growth early in the period appeared to mitigate inflation concerns, leading the Federal Reserve to discontinue its policy of increasing short term interest rates, and creating a positive backdrop for the financial markets. In the latter half of the period, there was an increase in economic and investment uncertainty precipitated by the deterioration in the sub-prime mortgage market and followed by other credit markets. This led to a reversal of Fed policy and a reduction in the targeted rates. As the new fiscal year begins, a period of heightened risks in both the real economy and the financial markets is evident.

U.S. Economy

The nation’s gross domestic product fell from a 2.1% annual growth rate in the fourth quarter of 2006 to a 0.6% annual rate in the first quarter of 2007, the weakest rate of expansion in four years. Growth rebounded to 3.8% in the second quarter, however, thanks to strong spending by consumers who were encouraged by employment and income gains, and undeterred by high energy prices and deterioration in housing market. Growth in the third quarter accelerated slightly to a 3.9% annual rate, marking the best back-to-back quarterly performance since the economy emerged from recession in 2001.

Sales of existing homes declined for most of the period. In September, sales fell 8% from the previous month to an annualized rate of 5.04 million units, the lowest pace since the National Association of Realtors began tracking combined single-family homes plus condos in 1999. Likewise, sales of new homes continued to fall, though they increased 4.8% in September to 770,000 annualized units. Sales of new homes were down 23.3% from September 2006 and sales of existing homes were down 19.1% .

Increased business investment offset much of the negative impact of the housing slowdown. Global demand remained strong, particularly from developing economies, and the low valuation of the dollar enhanced the attractiveness of U.S. goods and services in world markets, lifting U.S. exports and causing a moderate improvement in the U.S. trade position.

Inflation & Monetary Policy

Inflation indicators were mixed during the period. The Consumer Price Index (CPI) rose at a 3.6% annual rate for the first nine months of 2007, compared with a 2.5% rate for all of 2006. The index for energy, which rose 2.9% in all of 2006, advanced at an 11.7% annual rate in the first nine months of 2007. Excluding the volatile prices of food and energy, the core CPI advanced at a 2.3% annual rate during the first nine months of 2007, following a 2.6% rise in all of 2006.

For the Federal Reserve Open Market Committee (FOMC), inflation concerns eventually were trumped by worries that the housing slump and related credit crunch might dampen economic growth. On September 18, policymakers cut the Federal Funds rate by a more-than-expected half-percent to 4.75%, and on October 31, they followed with a widely anticipated quarter-percent cut. After the Federal Reserve’s October meeting, policymakers indicated a more neutral position regarding future actions, noting that “the upside risks to inflation roughly balance the downside risks to growth.”

Equity Performance

Stocks gained steadily through late February, spurred by strong corporate profits, a flurry of merger and acquisition activity, and diminishing worries about higher commodity costs, inflation, and interest rates. But on February 27, a 9% slide in Chinese stocks prompted most U.S. stock indexes to fall between 3% and 4% — the worst single-day declines in nearly four years. The Chinese market plunge was a reaction to Chinese authorities’ moves to limit speculative investment activity in Chinese stocks.

Stocks regained their upward momentum and climbed through midsummer, when prices fell again due to worries about the housing and credit markets. A reduction in the Fed Funds rate in September pushed many investment indexes to or near record highs toward the end of the period.

Large-company stocks outperformed small-company issues during the period. The S&P 500 Index of large-company stocks posted a 14.55% total return, while the Russell 2000 Index of small-company stocks recorded a 9.27% return. Growth stocks outperformed value stocks. During the period, the Russell 1000 Growth Index returned 19.23%, while the Russell 1000 Value Index posted a return of 10.83% .

Real estate investment trusts (REITs) provided minimal gains, with the FTSE NAREIT Equity REIT Index posting a 0.57% return for the 12 months. Foreign stocks generally continued to outperform most domestic issues. The Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index, boosted by a weakening dollar, posted a 25.43% total return in U.S. dollar terms.

Fixed Income Performance

Treasury yields were relatively stable until mid-April, when they spiked as bond investors began to worry about a reac-celeration in economic growth and, consequently, started to suspect that the Federal Reserve would not begin cutting rates anytime soon. An investor flight to safety, spurred by concerns about sub-prime mortgages and liquidity problems at several large financial institutions, pushed down Treasury yields in the third quarter. The Federal Reserve eased both the Federal Funds and discount rates later in the period.

A substantial drop in the yields of shorter-maturity Treasury securities helped eliminate the yield curve inversion — an unusual situation in which shorter-term bonds actually pay higher yields than longer-term bonds — that had persisted for much of the last year. The six-month Treasury yield fell about 1%, to 4.09%, during the period. The five-year yield declined from 4.52% to 4.16%, the 10-year yield fell from 4.57% to 4.48%, and the 30-year Treasury yield rose slightly from 4.68% to 4.74% .

The decline in yields, with corresponding increases in prices, generally boosted bonds’ total returns for the period. The Lehman Brothers Aggregate Bond Index of the broad U.S. bond market posted a 5.38% total return, while the Lehman Brothers Government/Corporate 1-3 Year Bond Index registered a 5.67% total return. The Lehman Brothers Municipal Bond Index registered a total return of 2.91% . Below-investment-grade corporate bonds were strong U.S. market performers during the period, with the Lehman Brothers U.S. Corporate High Yield Bond Index registering a 6.73% total return.

Outlook

We expect economic growth to remain below average over the next few months, with inflation moderating. Gross domestic product growth should continue at around a 2% annual rate. We expect energy and commodities prices to moderate, and the housing market to begin to stabilize in the second half of 2008. These factors suggest that consumer spending, while not robust, will be sufficient to maintain growth. We expect business spending on new plant and equipment to continue, after a number of years of below-average investing in productive resources.

Dislocations unfolding in the credit markets that began with the unwinding of the housing boom of the last five years have the potential to spill over into the rest of the economy. The risks to the economy are not directly a function of the softness in housing but rather how consumer spending or financial lending behaviors may change in reaction to what is happening in the housing market. With policymakers concerned about both an economic slowdown and the potential for higher inflation, it is uncertain whether the Federal Reserve intends to ease interest rates any time soon, but it is our view that the days of policy-driven tightening are past for the near term.

As always, your best strategy is to work with your Thrivent Financial registered representative to create a plan based on your goals, diversify your portfolio and remain focused on the long term.

The Fund’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have material adverse effect on the Fund’s total return, given its allocation to equity securities. Therefore, a principal risk of investing in the Fund is heavily dependent upon the performance of the underlying funds in which the Fund invests. As a result, the Fund is subject to the same risks as those faced by the underlying funds. Those risks include, but are not limited to, allocation risk, non-diversified risk, underlying fund risk, market risk, equity investment and issuer risk, volatility risk, foreign securities risk, real estate industry risk, credit, interest rate and high yield risk, and investment adviser risk. These and other risks are described in the Fund’s prospectus.

How did the Fund perform during the 12-month period ended October 31, 2007?

Thrivent Aggressive Allocation Fund earned a total return of 18.27% as compared to the median return for its peer group, the Lipper Multi-Cap Core category, of 15.56% . The Fund’s benchmarks, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index, earned total returns of 5.38% and 14.55%, respectively.

What factors affected the Fund’s performance?

The Fund uses sophisticated asset allocation techniques to direct investments to underlying funds that invest in securities across a broad range of equity and fixed income categories. In addition, our investment strategy group implements modest tilts to strategic allocations in the portfolio to take advantage of tactical opportunities within the markets. Over the past year, we have maintained a bias in the portfolio to both large-capitalization stocks, as well as an emphasis on the growth style of investing. We also have maintained a healthy exposure to international markets. Both of these items were factors in the good performance of the Fund relative to its benchmark and peer group of mutual fund companies. Additionally, the underlying funds within most of the sub-asset categories performed well relative to peers and sub-category benchmarks, which provided an incremental level of return to the Fund. The Fund has some exposure to fixed-income securities in order to moderate equity market volatility and provide an additional level of diversification.

U.S. growth stocks outperformed most of the broad-based U.S. benchmarks as well as their value counterparts. Over the summer, it became evident that many financial firms had been less-than-diligent in extending credit, particularly to the overextended housing sector and mortgagees. This weighed heavily on both mid- and small-capitalization value stocks as the financial sector is a significant component in these categories. On the other hand, the information technology (IT) sectors generally performed well as these companies are direct beneficiaries of continued strong export sales and foreign and domestic business spending. IT stocks generally make up a larger component of growth strategies. Health care stocks also did well, and this group is also a sig-nificant component of growth-oriented investment styles. Large-capitalization companies tend to have more exposure to global growth than some mid- and small-cap groups.

The weak dollar environment over the last year stimulated strong export sales and enhanced earnings of many large-cap multinational companies. It had the additional benefit of enhancing returns to non-dollar based equity portfolios by a significant amount — a factor captured in the international fund holdings of the Fund. Most of the

Top 10 Holdings
(% of Portfolio)

Thrivent Large Cap Growth Fund	21.5%
Thrivent Partner International Stock Fund	21.4%
Thrivent Large Cap Stock Fund	9.5%
Thrivent Small Cap Stock Fund	7.4%
Thrivent Mid Cap Stock Fund	7.2%
Thrivent Large Cap Value Fund	6.8%
Thrivent Partner Small Cap Growth Fund	6.0%
Thrivent Income Fund	5.3%
Thrivent Partner Small Cap Value Fund	4.2%
Thrivent Mid Cap Growth Fund	3.7%

These funds represent 93.0% of the total
investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Quoted Portfolio Composition and Top 10 Holdings are subject to change.

premium return earned by large-cap international indexes relative to domestic was a function of currency returns driven by the strong Euro and British pound versus the dollar.

What is your outlook?

We remain cautiously optimistic that the current slowdown in economic activity will achieve the objective of moderating inflation pressures in the United States without engendering a recession. Prudent action on the part of both policymakers and corporations to navigate the challenges currently arising in the credit markets will be critical to that outlook. Operating and financial risks are higher now than at any point since the economic recovery and stock bull market began in 2002. We are maintaining our bias to growth and large-capitalization sectors as they offer the best relative valuations and also the best opportunity to sustain organic growth in a period of economic uncertainty. The fundamental outlook for foreign stocks remains good, but we have some concern that foreign currencies are extended relative to long-term valuations and may seek opportunities to modestly reposition some of those assets. At this point, we do not see the preconditions for recession or a bear market but are vigilant in this time of financial instability.

Portfolio Facts
As of October 31, 2007
	A Share	Institutional Share
	—————————	—————————
Ticker	TAAAX	TAAIX
Transfer Agent ID	038	468
Net Assets	$332,742,643	$57,837,804
NAV	$13.79	$13.86
NAV — High†	10/12/2007 — $13.80	10/12/2007 — $13.86
NAV — Low†	11/1/2006 — $11.78	11/1/2006 — $11.84
Number of Holdings: 14		† For the year ended October 31, 2007

Average Annual Total Returns[2]
As of October 31, 2007

		From
		Inception
Class A1	1-Year	6/30/2005

without sales charge	18.27%	16.26%
with sales charge	11.78%	13.49%

		From
		Inception
Institutional Class[1]	1-Year	6/30/2005

Net Asset Value	18.64%	16.73%

1 Class A performance reflects the maximum sales charge of 5.5% . Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

The Fund’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have material adverse effect on the Fund’s total return, given its allocation to equity securities. Therefore, a principal risk of investing in the Fund is heavily dependent upon the performance of the underlying funds in which the Fund invests. As a result, the Fund is subject to the same risks as those faced by the underlying funds. Those risks include, but are not limited to, allocation risk, non-diversified risk, underlying fund risk, market risk, equity investment and issuer risk, volatility risk, foreign securities risk, real estate industry risk, credit, interest rate and high yield risk, and investment adviser risk. These and other risks are described in the Fund’s prospectus.

How did the Fund perform during the 12-month period ended October 31, 2007?

Thrivent Moderately Aggressive Allocation Fund earned a total return of 15.45% as compared to the median return for its peer group, the Lipper Mixed-Asset Target Allocation Growth category, of 13.24% . The Fund’s market benchmarks, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index, earned total returns of 5.38% and 14.55%, respectively.

What factors affected the Fund’s performance?

The Fund uses sophisticated asset allocation techniques to direct investments to underlying funds that invest in securities across a broad range of equity and fixed-income categories. In addition, our investment strategy group implements modest tilts to strategic allocations in the portfolio to take advantage of tactical opportunities within the markets.

We have maintained an allocation of approximately 78% equity and 22% fixed-income for the last fiscal year. We have maintained a bias in the portfolio to both large-capitalization stocks and the growth style of investing. We also have maintained a healthy exposure to international markets. Both of these contributed to the good performance of the Fund relative to its benchmark and its peer group of mutual fund companies. Additionally, the underlying funds within most of the sub-asset categories performed well relative to peers and sub-category benchmarks, which provided an incremental level of return to the Fund. The Fund has exposure to fixed-income securities in order to moderate equity market volatility and provide an additional level of diversification. We were able to achieve returns in excess of the equity benchmark despite fixed-income returns being meaningfully below the equity indexes and an average exposure to equity portfolios and volatility of less than 80%.

U.S. growth stocks outperformed most of the broad-based U.S. benchmarks as well as their value counterparts. Information technology (IT) sectors generally performed well as these companies are direct beneficiaries of continued strong export sales and foreign and domestic business spending. IT stocks generally make up a larger component of growth strategies. Health care stocks also did well, and this group is also a significant component of growth-oriented investment styles. Large-capitalization companies also tend to have more exposure to global growth than some mid- and small-cap groups.

The weak dollar environment over the last year stimulated strong export sales and enhanced earnings of many large-cap multinational companies. It had the additional benefit of enhancing returns to non-dollar based equity portfolios by a significant amount, a factor captured in the international holdings of the

Top 10 Holdings
(% of Portfolio)

Thrivent Large Cap Growth Fund	16.8%
Thrivent Large Cap Stock Fund	14.5%
Thrivent Partner International Stock Fund	14.2%
Thrivent Large Cap Value Fund	13.6%
Thrivent Income Fund	12.9%
Thrivent Small Cap Stock Fund	3.9%
Thrivent Mid Cap Stock Fund	3.9%
Thrivent Limited Maturity Bond Fund	3.8%
Thrivent Money Market Fund	3.7%
Thrivent Partner Small Cap Growth Fund	3.0%

These funds represent 90.3% of the total
investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Quoted Portfolio Composition and Top 10 Holdings are subject to change.

Fund. Fixed-income returns were modestly below benchmarks for the period owing to below-benchmark exposure to Treasury notes and bonds. Treasury securities rallied strongly late in the period in response to increased concerns about credit quality and economic growth. In addition, policymakers took overt actions to lower short-term interest rates in response to the unfolding illiquidity in select segments of the fixed-income market.

What is your outlook?

We remain cautiously optimistic that the current slowdown in economic activity will achieve the objective of moderating inflation pressures in the United States without engendering a recession. Prudent action on the part of both policymakers and corporations to navigate the challenges currently arising in the credit markets will be critical to that outlook. Operating and financial risks are higher now than at any point since the economic recovery and stock bull market began in 2002. We are maintaining our bias to growth and large-capitalization sectors as they offer the best relative valuations and also the best opportunity to sustain organic growth in a period of economic uncertainly. The fundamental outlook for foreign stocks remains good, but we have some concern that foreign currencies are extended relative to long-term valuations and may seek opportunities to modestly reposition some of those assets. At this point, we do not see the preconditions for recession or a bear market but are vigilant in this time of financial instability.

Portfolio Facts
As of October 31, 2007
	A Share	Institutional Share
	—————————	—————————
Ticker	TMAAX	TMAFX
Transfer Agent ID	037	467
Net Assets	$859,173,115	$68,893,320
NAV	$13.23	$13.30
NAV — High†	10/12/2007 — $13.24	10/12/2007 — $13.31
NAV — Low†	11/3/2006 — $11.63	11/3/2006 — $11.69
Number of Holdings: 15		† For the year ended October 31, 2007

Average Annual Total Returns[2]
As of October 31, 2007

		From
		Inception
Class A1	1-Year	6/30/2005

without sales charge	15.45%	14.40%
with sales charge	9.12%	11.67%

		From
		Inception
Institutional Class[1]	1-Year	6/30/2005

Net Asset Value	15.85%	14.83%

1 Class A performance reflects the maximum sales charge of 5.5% . Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

The Fund’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have material adverse effect on the Fund’s total return, given its allocation to equity securities. Therefore, a principal risk of investing in the Fund is heavily dependent upon the performance of the underlying funds in which the Fund invests. As a result, the Fund is subject to the same risks as those faced by the underlying funds. Those risks include, but are not limited to, allocation risk, non-diversified risk, underlying fund risk, market risk, equity investment and issuer risk, volatility risk, foreign securities risk, real estate industry risk, credit, interest rate and high yield risk, and investment adviser risk. These and other risks are described in the Fund’s prospectus.

How did the Fund perform during the 12-month period ended October 31, 2007?

Thrivent Moderate Allocation Fund earned a total return of 12.60% as compared to the median return of its peer group, the Lipper Mixed-Asset Target Allocation Moderate category, of 10.66% . The Fund’s market benchmarks, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index, earned total returns of 5.38% and 14.55%, respectively.

What factors affected the Fund’s performance?

The Fund uses sophisticated asset allocation techniques to direct investments to underlying funds that invest in securities across a broad range of equity and fixed-income categories. In addition, our investment strategy group implements modest tilts to strategic allocations in the portfolio to take advantage of tactical opportunities within the markets. We have maintained an allocation of approximately 58% equity and 42% fixed-income for the last fiscal year. We have maintained a bias in the portfolio to both large-capitalization stocks and an emphasis on the growth style of investing. We also have maintained a healthy exposure to international markets. Both of these items were factors in the good performance of the Fund relative to its benchmark and its peer group of mutual fund companies. Additionally, the underlying funds within most of the sub-asset categories performed well relative to peers and sub-category benchmarks, which provided an incremental level of return to the Fund. The Fund has exposure to fixed-income securities in order to moderate equity market volatility and provide an additional level of diversification. We were able to achieve returns approximating 86% of our equity benchmark despite fixed-income returns being meaningfully below the equity indexes and an average exposure to equity portfolios and volatility of less than 60%.

U.S. growth stocks outperformed most of the broad-based U.S. benchmarks as well as their value counterparts. Information technology (IT) sectors generally performed well as these companies are direct beneficiaries of continued strong export sales and foreign and domestic business spending. IT stocks generally make up a larger component of growth strategies. Health care stocks also did well and this group is also a significant component of growth-oriented investment styles. Large-capitalization companies also tend to have more exposure to global growth than some mid- and small-cap groups.

The weak dollar environment over the last year stimulated strong export sales and enhanced earnings of many large-cap multinational companies. It had the additional benefit of enhancing returns to non-dollar based equity portfolios by a significant amount, a factor captured in the international holdings of the

Top 10 Holdings
(% of Portfolio)

Thrivent Income Fund	18.9%
Thrivent Large Cap Growth Fund	14.4%
Thrivent Limited Maturity Bond Fund	13.3%
Thrivent Large Cap Stock Fund	11.7%
Thrivent Partner International Stock Fund	10.2%
Thrivent Large Cap Value Fund	9.8%
Thrivent Money Market Fund	7.8%
Thrivent Real Estate Securities Fund	3.2%
Thrivent Mid Cap Stock Fund	2.9%
Thrivent High Yield Fund	1.9%

These funds represent 94.1% of the total
investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Quoted Portfolio Composition and Top 10 Holdings are subject to change.

Fund. Fixed-income returns were modestly below benchmarks for the period owing to below-benchmark exposure to Treasury notes and bonds. Treasury securities rallied strongly late in the period in response to increased concerns about credit quality and economic growth. In addition, policymakers took overt actions to lower short-term interest rates in response to the unfolding illiquidity in select segments of the fixed-income market.

What is your outlook?

We remain cautiously optimistic that the current slowdown in economic activity will achieve the objective of moderating infla-tion pressures in the U.S. without engendering a recession. Prudent action on the part of both policymakers and corporations to navigate the challenges currently arising in the credit markets will be critical to that outlook. Operating and financial risks are higher now than at any point since the economic recovery and stock bull markets began in 2002. We are maintaining our bias to growth and large-capitalization sectors as they offer the best relative valuations and also the best opportunity to sustain organic growth in a period of economic uncertainly. The fundamental outlook for foreign stocks remains good, but we have some concern that foreign currencies are extended relative to long-term valuations and may seek opportunities to modestly reposition some of those assets. At this point, we do not see the preconditions for recession or a bear market but are vigilant in this time of financial instability.

Portfolio Facts
As of October 31, 2007
	A Share	Institutional Share
	—————————	—————————
Ticker	THMAX	TMAIX
Transfer Agent ID	036	466
Net Assets	$843,224,600	$27,917,788
NAV	$12.32	$12.34
NAV — High†	10/31/2007 — $12.32	10/31/2007 — $12.34
NAV — Low†	11/3/2006 — $11.23	11/3/2006 — $11.25
Number of Holdings: 15		† For the year ended October 31, 2007

Average Annual Total Returns[2]
As of October 31, 2007

		From
		Inception
Class A1	1-Year	6/30/2005

without sales charge	12.60%	12.14%
with sales charge	6.38%	9.47%

		From
		Inception
Institutional Class[1]	1-Year	6/30/2005

Net Asset Value	12.84%	12.49%

1 Class A performance reflects the maximum sales charge of 5.5% . Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

The Fund’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have material adverse effect on the Fund’s total return, given its allocation to equity securities. Therefore, a principal risk of investing in the Fund is heavily dependent upon the performance of the underlying funds in which the Fund invests. As a result, the Fund is subject to the same risks as those faced by the underlying funds. Those risks include, but are not limited to, allocation risk, non-diversified risk, underlying fund risk, market risk, equity investment and issuer risk, volatility risk, foreign securities risk, real estate industry risk, credit, interest rate and high yield risk, and investment adviser risk. These and other risks are described in the Fund’s prospectus.

How did the Fund perform during the 12-month period ended October 31, 2007?

Thrivent Moderately Conservative Allocation Fund earned a return of 9.72% as compared to the median return for its peer group, the Lipper Mixed-Asset Target Allocation Conservative category, of 7.47% . The Fund’s market benchmarks, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index, earned total returns of 5.38% and 14.55%, respectively.

What factors affected the Fund’s performance?

The Fund uses sophisticated asset allocation techniques to direct investments to underlying funds that invest in securities across a broad range of equity and fixed-income categories. In addition, our investment strategy group implements modest tilts to strategic allocations in the portfolio to take advantage of tactical opportunities within the markets. We have maintained an allocation of approximately 38% equity and 62% fixed-income for the last fiscal year. We have maintained a bias in the portfolio to both large-capitalization stocks and the growth style of investing. We also have maintained a healthy exposure to international markets. Both of these items were factors in the good performance of the Fund relative to its benchmark and its peer group of mutual fund companies. Additionally, the underlying funds within most of the sub-asset categories performed well relative to peers and sub-category benchmarks, which provided an incremental level of return to the Fund. The Fund has exposure to fixed income securities in order to moderate equity market volatility and provide an additional level of diversification. We were able to achieve returns approximating 66% of our equity benchmark despite fixed-income returns being meaningfully below the equity indexes and an average exposure to equity portfolios and volatility of less than 40%.

U.S. growth stocks outperformed most of the broad-based U.S. benchmarks as well as their value counterparts. Information technology (IT) sectors generally performed well as these companies are direct beneficiaries of continued strong export sales and foreign and domestic business spending. IT stocks generally make up a larger component of growth strategies. Health care stocks also did well and this group is a significant component of growth-oriented investment styles. Large-capitalization companies also tend to have more exposure to global growth than some mid- and small-cap groups. The weak dollar environment over the last year stimulated strong export sales and enhanced earnings of many large-cap multinational companies. It had the additional benefit of enhancing returns to non-dollar based equity portfolios by a significant amount, a factor captured in the international holdings of the Fund. Fixed-income returns were modestly below benchmarks for the period owing to

Top 10 Holdings
(% of Portfolio)

Thrivent Limited Maturity Bond Fund	34.7%
Thrivent Income Fund	14.8%
Thrivent Money Market Fund	10.2%
Thrivent Large Cap Growth Fund	9.8%
Thrivent Large Cap Stock Fund	7.7%
Thrivent Large Cap Value Fund	6.4%
Thrivent Partner International Stock Fund	6.2%
Thrivent Real Estate Securities Fund	3.2%
Thrivent Small Cap Stock Fund	3.0%
Thrivent High Yield Fund	2.0%

These funds represent 98.0% of the total
investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Quoted Portfolio Composition and Top 10 Holdings are subject to change.

below-benchmark exposure to Treasury notes and bonds. Treasury securities rallied strongly late in the period in response to increased concerns about credit quality and economic growth. In addition, policymakers took overt actions to lower short-term interest rates in response to the unfolding illiquidity in select segments of the fixed-income market.

What is your outlook?

We remain cautiously optimistic that the current slowdown in economic activity will achieve the objective of moderating inflation pressures in the U.S. without engendering a recession. Prudent action on the part of both policymakers and corporations to navigate the challenges currently arising in the credit markets will be critical to that outlook. Operating and financial risks are higher now than at any point since the economic recovery and stock bull market began in 2002. We are maintaining our bias to growth and large-capitalization sectors as they offer the best relative valuations and also the best opportunity to sustain organic growth in a period of economic uncertainly. The fundamental outlook for foreign stocks remains good, but we have some concern that foreign currencies are extended relative to long-term valuations and may seek opportunities to modestly reposition some of those assets. At this point, we do not see the preconditions for recession or a bear market but are vigilant in this time of financial instability.

Portfolio Facts
As of October 31, 2007
	A Share	Institutional Share
	—————————	—————————
Ticker	TCAAX	TCAIX
Transfer Agent ID	035	465
Net Assets	$305,469,984	$9,766,037
NAV	$11.54	$11.56
NAV — High†	10/31/2007 — $11.54	10/31/2007 — $11.56
NAV — Low†	11/3/2006 — $10.86	11/3/2006 — $10.87
Number of Holdings: 11		† For the year ended October 31, 2007

Average Annual Total Returns[2]
As of October 31, 2007

		From
		Inception
Class A1	1-Year	6/30/2005

without sales charge	9.72%	9.49%
with sales charge	3.73%	6.88%

		From
		Inception
Institutional Class[1]	1-Year	6/30/2005

Net Asset Value	9.91%	9.80%

1 Class A performance reflects the maximum sales charge of 5.5% . Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

How did the Fund perform during the 12-month period ended October 31, 2007?

Thrivent Technology Fund earned a total return of 25.47% as compared to the median return of its peer group, the Lipper Science and Technology Index category, of 28.11% . The Fund’s market benchmark, the CBOE Goldman Sachs Technology Industry Composite Index, earned a total return of 27.52% .

What factors affected the Fund’s performance?

Underperformance relative to the market benchmark was largely attributable to the Fund’s broader capitalization and sector positioning. Roughly 80% of the Fund was invested in information technology companies, with another 10% and 5% in the health care and telecom services sectors, respectively. While we expect the Fund’s multi-cap focus and broadened sector positionings (which could also include sectors like alternative energy and entertainment) to increase the prospects of sustainable outperformance over longer periods of time, it was a headwind in a year where large-cap information technology stocks that comprise the bulk of the benchmark were top performers.

Solid absolute performance was the result of the strong asset selection within information technology, specifically with our heavy sector emphasis on networking, storage, and Internet. In networking, the basket of Cisco Systems, Juniper Networks, Ciena and Foundry Networks generated significant excess returns as domestic carriers and international enterprises increased their budgets. EMC Corporation was a large contributor to the Fund’s performance, not only due to the strength in its core storage and security businesses, but also the market recognition afforded to its VMWare virtualization unit as a result of a partial spin-off. Within the Internet sector, our focus on search advertising in the forms of Google and aQuantive provided significant gains; the latter as a result of its purchase by Microsoft.

Negative influences on the Fund included its de-emphasis of personal communication equipment makers; lack of exposure to electronic retailers; and overexposure to health care. The Fund missed the strength in handset manufacturers, especially the new product-driven cycle strength in Research in Motion, which was the single best performer in the benchmark. It also lacked any meaningful exposure to Internet retail, most specifically the strong performer Amazon.com, where an inflection in operating leverage was missed. Returns from the Fund’s health care holdings were strong in absolute terms, but trailed the explosive returns of the information technology sectors and represented a relative detriment to Fund performance. The Fund’s emphasis on biotechnology within health care was an additional negative relative performance factor.

Top 10 Holdings
(% of Portfolio)

Cisco Systems, Inc.	7.4%
Google, Inc.	6.6%
EMC Corporation	6.4%
Apple Computer, Inc.	5.9%
Microsoft Corporation	4.9%
Intel Corporation	4.6%
Juniper Networks, Inc.	4.3%
QUALCOMM, Inc.	3.9%
Adobe Systems, Inc.	3.7%
Yahoo!, Inc.	2.8%

These common stocks represent 50.5% of the total
investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.
The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

What is your outlook?

We believe that 2008 will be characterized by moderating domestic economic growth, lower interest rates, a weaker dollar and solid technology spending in excess of overall economic growth as a result of “share” gains in relationship to other forms of capital expenditures. These conditions, combined with the technology sector’s greater exposure to faster-growing international markets, should allow for continued market leadership. We remain especially enthusiastic about worldwide networking and communication equipment spending to support the communications infrastructure needs of emerging economies, as well as the more robust architectures required by the exploding volumes of video and data transmission in developed markets. We also believe virtualization, mobile internet and Internet advertising will be areas of notable investment opportunities in the year ahead.

Portfolio Facts
As of October 31, 2007
	A Share	B Share	Institutional Share
	—————————	—————————	—————————
Ticker	AATSX	BBTSX	THTIX
Transfer Agent ID	028	078	098
Net Assets	$42,399,104	$1,692,666	$2,624,775
NAV	$4.68	$4.44	$4.95
NAV — High†	10/31/2007 — $4.68	10/31/2007 — $4.44	10/31/2007 — $4.95
NAV — Low†	11/3/2006 — $3.66	11/3/2006 — $3.49	11/3/2006 — $3.86
Number of Holdings: 44		† For the year ended October 31, 2007

Average Annual Total Returns[2]
As of October 31, 2007

			From
			Inception
Class A1	1-Year	5 Years	7/1/2000

without sales charge	25.47%	15.77%	(9.84%)
with sales charge	18.48%	14.48%	(10.53%)

			From
			Inception
Class B1	1-Year	5 Years	7/1/2000

without sales charge	24.72%	15.08%	(10.34%)
with sales charge	20.72%	15.08%	(10.34%)

			From
			Inception
Institutional Class[1]	1-Year	5 Years	7/1/2000

Net Asset Value	25.95%	16.37%	(9.15%)

1 Class A performance reflects the maximum sales charge of 5.5% . Class B performance reflects the maximum deferred sales charge of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. The Fund primarily invests in technology-related industries; as a consequence, the Fund may be subject to greater price volatility than a fund investing in a broad range of industries. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index and Goldman Sachs Technology Industry Composite Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

*** The Chicago Board Options Exchange Goldman Sachs Technology Index (CBOE GSTI) Composite Index is a modified capitalization-weighted index of selected technology stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

How did the Fund perform during the 12-month period ended October 31, 2007?

Thrivent Partner Small Cap Growth Fund earned a total return of 19.16% as compared to the return of its peer group, the Lipper Small Cap Growth Funds category, of 20.13% . The Fund’s market benchmark, the Russell 2000 Growth Index, earned a total return of 16.73% .

What factors affected the Fund’s performance?

Strong stock selection was the key variable in portfolio returns versus the benchmark in the last fiscal year. Sector positioning was also a factor in lifting the Fund’s results as the Fund was meaningfully underweighted to the poorly performing companies in the consumer cyclical industries. Stock selection in the health care, energy and financial sectors lifted returns as the Fund’s holdings in those groups generally outperformed those within the benchmark. Financial stocks in the Index provided a negative return over the year while those in the Fund achieved positive results. The Fund’s holding in Digital Realty Trust provided excellent returns versus both the Index and real estate investment trusts (REITs) in general, as did Diamondrock Hospitality Company, an operator of upscale hotels and resorts in North America. The Fund’s exposure in the energy sector was targeted at firms that provide services for the exploration and production of energy resources like Core Laboratories, Dril-Quip Inc. and Wolbros Group. These firms provide the specialized services necessary in the more sophisticated and challenging exploration environment of today, and all performed well. An overweighted position in the health care equipment industry and stock selection within the group also lifted Fund results for the period. Inverness Medical Innovations Inc., NuVasive Inc., Meridian Bioscience and Integra Lifescience are examples of the types of companies owned in the Fund that benefit from the advancement and application of new technologies to the health care industry. NTELOS Holdings Corp. in the telecommunications sector also contributed positively to the Fund’s return.

The Fund was underweighted in the materials sector, a group not traditionally associated with growth investing and not a large segment within the Fund, but one that achieved strong returns as commodity prices advanced quite strongly over the period. We believe that much of that advance is price rather than volume driven from current and expected production levels; thus, it is unlikely to be sustained over the intermediate term.

Top 10 Holdings
(% of Portfolio)

ValueClick, Inc.	2.8%
Dril-Quip, Inc.	2.3%
CoStar Group, Inc.	2.2%
Inverness Medical Innovations, Inc.	2.2%
Mentor Corporation	1.7%
Greenhill & Company, Inc.	1.6%
Euronet Worldwide, Inc.	1.6%
Informatica Corporation	1.6%
Cohen & Steers, Inc.	1.5%
Intermec, Inc.	1.5%

These common stocks represent 19.0% of the total
investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.
The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

What is your outlook?

We continue to anticipate that 2007 will prove a year in which price-to-earnings ratios expand — a circumstance that typically bodes well for growth stocks. We think any multiple expansion (which would be the first since 2003) could help to offset the decelerating rate of corporate earnings’ growth. So, although we think the stock market should be higher at the end of the year than it is now, a number of risks could confound that outlook: consumer spending, which accounts for about 70% of the gross domestic product, is softening; petroleum prices threaten to spike sharply higher; and a large loss in the suddenly unsteady Chinese stock market could have an adverse impact on the U.S. market. But we don’t assign a high probability to any of those risks.

Portfolio Facts
As of October 31, 2007
	A Share	Institutional Share
	—————————	—————————
Ticker	TPSAX	TPGIX
Transfer Agent ID	063	463
Net Assets	$15,509,766	$64,480,004
NAV	$13.93	$14.00
NAV — High†	10/10/2007 — $14.18	10/10/2007 — $14.26
NAV — Low†	11/1/2006 — $11.52	11/1/2006 — $11.56
Number of Holdings: 164		† For the year ended October 31, 2007

Average Annual Total Returns[2]
As of October 31, 2007

		From
		Inception
Class A1	1-Year	6/30/2005

without sales charge	19.16%	15.24%
with sales charge	12.61%	12.49%

		From
		Inception
Institutional Class[1]	1-Year	6/30/2005

Net Asset Value	19.55%	15.57%

1 Class A performance reflects the maximum sales charge of 5.5% . Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index, and the Russell 2000 Growth Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.

** The Russell 2000 Growth Index is an index comprised of companies with a greater than average growth orientation within the Russell 2000 Index. The Russell 2000 Index is comprised of the 2,000 smaller companies in the Russell 3000 Index, which represents the 3,000 largest companies based on market capitalization and is designed to represent the performance of about 98% of the U.S. equity market. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

How did the Fund perform during the 12-month period ended October 31, 2007?

Thrivent Partner Small Cap Value Fund earned a total return of 9.77% as compared to the return of its peer group, the Lipper Small Cap Value Funds category, of 6.22% . The Fund’s market benchmark, the Russell 2000 Value Index, earned a total return of 2.05% .

What factors affected the Fund’s performance?

Strong stock selection was the most significant factor lifting Fund returns above the benchmark. Good sector allocation decisions also helped the Fund’s returns over the fiscal year. A major underweighting of the financial sector and stock selection within that group significantly lifted results versus the benchmark. Financial stocks were under severe pressure for much of the period as the deterioration in the housing market created severe credit dislocations and uncertainty, particularly in the banking and thrift industry, but also shaking investor confidence in the real estate investment trust (REIT) industry. The Fund had significantly underweighted positions in each of these segments. The Fund did have some exposure to highly specialized companies with strong management teams that have successfully managed their firms around many of the problems these companies face. There was also limited exposure to the more specialized segments of the REIT industry that have good operating fundamentals or differentiated market positions. The Fund was also overweighted to the materials and industrials segments, two sectors that continue to benefit from a strong global demand that is offsetting some of the softness in their domestic businesses. Belden Inc. in the electrical products industry and Woodward Governor Co. in the industrial machinery industry both achieved excellent returns based on strong operating performance. In the materials sector, Metal Management and Carpenter Technology, both in the steel industry, provided superior returns. AptarGroup Inc. in the specialty packaging industry also provided strong results for the Fund, as did Florida Rock Industries in a specialized segment of the construction materials industry. Holdings in the energy segment also contributed positively to the Fund’s results for the period.

Top 10 Holdings
(% of Portfolio)

ProAssurance Corporation	1.8%
Metal Management, Inc.	1.7%
Carpenter Technology Corporation	1.7%
AptarGroup, Inc.	1.6%
Woodward Governor Company	1.6%
Kirby Corporation	1.6%
Owens & Minor, Inc.	1.5%
Forest Oil Corporation	1.5%
Belden CDT, Inc.	1.5%
Whiting Petroleum Corporation	1.4%

These common stocks represent 15.9% of the total
investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.
The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

Holdings in the information technology sector were modestly disappointing in that they did not keep pace with the Index, and the Fund is only modestly underweighted in the segment. This group appears to have finally weathered some of the challenges created in the last up cycle and may offer more opportunity as this business cycle continues to unfold.

What is your outlook?

Stocks are likely to be swimming against the currents of a gradually slowing economy and moderating profit margins for the remainder of 2007. Should profits increase at a slower pace, stock price gains will be the result of expanding multiples or increasing price-to-earnings ratios. Overall, stocks appear attractive relative to bonds, barring any unexpected increase in interest rates. Small-cap energy, materials, and industrials and business services stocks are expected to continue to benefit from the growing global economy. Valuations within the financials sector should decrease given the sector’s weakness in the United States, providing opportunities to invest in companies that appear well positioned to weather the storm.

Portfolio Facts
As of October 31, 2007
	A Share	B Share	Institutional Share
	—————————	—————————	—————————
Ticker	AALVX	BBSVX	TPSIX
Transfer Agent ID	032	082	099
Net Assets	$82,489,576	$3,554,482	$57,682,948
NAV	$16.41	$15.44	$17.10
NAV — High†	6/4/2007 — $17.37	6/4/2007 — $16.41	6/4/2007 — $18.05
NAV — Low†	11/2/2006 — $15.33	8/15/2007 — $14.52	1/8/2007 — $15.90
Number of Holdings: 147		† For the year ended October 31, 2007

Average Annual Total Returns[2]
As of October 31, 2007

			From
			Inception
Class A1	1-Year	5 Years	7/17/2001

without sales charge	9.77%	19.94%	12.98%
with sales charge	3.73%	18.59%	11.98%

			From
			Inception
Class B1	1-Year	5 Years	7/17/2001

without sales charge	8.70%	18.79%	12.20%
with sales charge	4.70%	18.79%	12.20%

			From
			Inception
Institutional Class[1]	1-Year	5 Years	7/17/2001

Net Asset Value	10.45%	20.81%	13.82%

1 Class A performance reflects the maximum sales charge of 5.5% . Class B performance reflects the maximum deferred sales charge of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Russell 2000 Value Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.

** The Russell 2000 Value Index is an index comprised of companies with a greater than average value orientation within the Russell 2000 Index. It is not possible to invest directly in these Indexes. The performance of these Indexes does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

How did the Fund perform during the 12-month period ended October 31, 2007?

Thrivent Small Cap Stock Fund returned 14.32% during the 12-month period ended October 31, 2007. The Fund’s peer group, as represented by the Lipper Small Cap Core Funds Category, reported a median return of 9.64% . The Fund’s market benchmark, the Russell 2000 Index, returned 9.27% .

What factors affected the Fund’s performance?

The greatest impact on Fund performance during the period on both an absolute and relative basis was the underweighted position in both the financial and consumer discretionary sectors. Given our concerns regarding the mortgage and housing markets, along with credit quality and interest rate concerns, the Fund has been very discriminating in holding both financial and consumer stocks. During the period, elevated defaults within the sub-prime mortgage market caused many stocks within these sectors to perform poorly, driving positive Fund performance.

Additionally, individual stock selection across the Fund had a significantly positive impact on performance. In particular, we had solid performance in both the energy and industrial sectors. Given our positive economic outlook during the period, we continued to maintain an overweighted position within the industrials sector, which paid handsome dividends. The Fund’s holdings in the construction and engineering industry were major contributors to positive performance as demand for these services continues to grow. Within the energy sector, our exploration and production holdings performed extremely well relative to the energy sector in total.

During the period, strong corporate earnings and ample market liquidity provided an ideal environment for merger and acquisition activity. The Fund participated in many deals announced during the past year, with over a dozen of our holdings targeted. Areas which were fertile ground for takeovers within the Fund included the health care and technology sectors.

What is your outlook?

Superior stock selection will continue to be the major driver of Fund performance going forward. During the past year, we have seen strong performance in the market shift from value stocks to those with more growth characteristics. We believe in the current market environment, a continued focus on attractively valued quality companies with a distinct competitive advantage or defensible niche will provide the best opportunity for success.

Top 10 Holdings
(% of Portfolio)

BE Aerospace, Inc.	1.2%
WMS Industries, Inc.	1.1%
FLIR Systems, Inc.	1.0%
Central European Distribution Corporation	1.0%
Casey’s General Stores, Inc.	1.0%
VCA Antech, Inc.	0.9%
Insight Enterprises, Inc.	0.9%
AptarGroup, Inc.	0.9%
Silgan Holdings, Inc.	0.9%
Waste Connections, Inc.	0.8%

These common stocks represent 9.7% of the total
investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.
The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

Industrials stocks remain attractive as corporations continue to invest in plant and equipment, while strong global economic growth drives demand for infrastructure projects worldwide. The Fund remains overweighted in health care stocks due to improving fundamentals, attractive valuations and the strong competitive advantages which many of these companies possess. Information technology also continues to be an attractive area for investment as companies increasingly use technology to gain efficiencies, while the strong growth in Internet usage is fueling demand for infrastructure and capital equipment spending.

We remain diligent in monitoring the impact a deteriorating mortgage market and tighter credit standards will have on consumer spending. We are still concerned about how these factors will impact both the financials and consumer discretionary sectors and believe there may be more downside ahead. Thus, the Fund will continue to hold minimal positions in these sectors.

Portfolio Facts
As of October 31, 2007
	A Share	B Share	Institutional Share
	—————————	—————————	—————————
Ticker	AASMX	BBSMX	TSCSX
Transfer Agent ID	024	074	094
Net Assets	$448,936,836	$10,348,783	$106,595,195
NAV	$18.98	$16.46	$20.62
NAV — High†	12/5/2006 — $19.22	12/5/2006 — $17.08	10/10/2007 — $20.67
NAV — Low†	3/5/2007 — $16.59	3/5/2007 — $14.49	3/5/2007 — $17.95
Number of Holdings: 244		† For the year ended October 31, 2007

Average Annual Total Returns[2]
As of October 31, 2007

Class A1	1-Year	5 Years	10 Years

without sales charge	14.32%	18.59%	9.56%
with sales charge	8.01%	17.26%	8.94%

Class B1	1-Year	5 Years	10 Years

without sales charge	13.06%	17.40%	8.99%
with sales charge	9.06%	17.40%	8.99%

			From
			Inception
Institutional Class[1]	1-Year	5 Years	12/29/1997

Net Asset Value	14.92%	19.33%	11.08%

1 Class A performance reflects the maximum sales charge of 5.5% . Class B performance reflects the maximum deferred sales charge of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Russell 2000 Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.

** The Russell 2000 Index is an index comprised of the 2,000 smaller companies in the Russell 3000 index. It is not possible to invest directly in these Indexes. The performance of these Indexes does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

How did the Fund perform during the 12-month period ended October 31, 2007?

Thrivent Small Cap Index Fund earned a total return of 10.44% as compared to the median return of its peer group, the Lipper Small Cap Core Funds category, of 9.64% . The Fund’s market benchmark, the S&P SmallCap 600 Index, earned a total return of 11.55% .

What factors affected the Fund’s performance?

The Fund is managed to virtually replicate the performance of the S&P SmallCap 600 Index, a prime measure of small stock performance. We seek to maintain a fully invested position with limited transactions to minimize costs. As typically occurs with an index fund, the difference in performance between the benchmark index and the Fund itself can be largely attributed to expenses and minor differences in portfolio composition.

Small-cap stocks slightly underperformed large-cap and mid-cap stocks for the last 12 months. Three sectors drove the Fund’s performance, led by energy, which benefited from a continued spike in energy prices. Materials and information technology also enjoyed solid growth. Since consumer pocketbooks were getting squeezed by gas prices, companies that produce consumer staples also performed well. Stocks of consumer discretionary firms and financials, by contrast, were the weakest performers, posting negative returns. Certain lending segments dried up due to uncertainties in the mortgage loan area.

What is your outlook?

The Fund will remain fully invested in stocks designed to track the performance of the S&P SmallCap 600 Index. This offers investors an attractive way to take advantage of the growth potential of the broad, diversified marketplace of small-cap stocks.

Top 10 Holdings
(% of Portfolio)

Manitowoc Company, Inc.	1.1%
Crocs, Inc.	1.0%
Shaw Group, Inc.	1.0%
Trimble Navigation, Ltd.	0.9%
FLIR Systems, Inc.	0.8%
Energen Corporation	0.8%
Helix Energy Solutions Group, Inc.	0.7%
Oceaneering International, Inc.	0.7%
IDEXX Laboratories, Inc.	0.7%
Cabot Oil & Gas Corporation	0.7%

These common stocks represent 8.4% of the total
investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.
The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

While small stocks have enjoyed an advantage over larger-cap issues in recent years, the situation changed in the past year. With uncertainty growing over the strength of the U.S. economy and an ongoing inflation threat, investors backed away from riskier aspects of the equity markets. Large-cap stocks rallied relative to small-cap issues this past year. Whether this marks a period of rotation in the markets and a shift to more blue chip names remains to be seen. Typically, the longer an economic cycle continues, the more investors tend to favor large-cap stocks in the equity marketplace. We still believe there is solid opportunity in the small-cap arena, but the premium return for small stocks is likely to be limited in the future as the cycle continues to mature.

Portfolio Facts
As of October 31, 2007
A Share
—————————
Ticker	AALSX
Transfer Agent ID	029
Net Assets	$46,367,901
NAV	$16.53
NAV — High†	7/19/2007 — $17.07
NAV — Low†	3/5/2007 — $14.96
Number of Holdings: 604	† For the year ended October 31, 2007

Average Annual Total Returns[2]
As of October 31, 2007

			From
			Inception
Class A1	1-Year	5 Years	7/1/2000

without sales charge	10.44%	17.16%	9.57%
with sales charge	4.36%	15.86%	8.73%

1 Class A performance reflects the maximum sales charge of 5.5% .

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the S&P SmallCap 600 Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.

** The S&P SmallCap 600 Index is an index that represents the average performance of a group of 600 small capitalization stocks. “S&P SmallCap 600 Index” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. Index funds are subject to the same market risks associated with the stocks in their respective indexes. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

How did the Fund perform during the 12-month period ended October 31, 2007?

Thrivent Mid Cap Growth Fund earned a total return of 29.25% as compared to the median return of its peer group, the Lipper Mid Cap Growth category, of 25.52% . The Fund’s market benchmark, the Russell Midcap Growth Index, earned a total return of 19.72% .

What factors affected the Fund’s performance?

Stock selection across all sectors of the portfolio helped propel performance over the past year. Selection within the industrial sector was particularly strong as these companies benefited from high demand of emerging economies. Foster Wheeler LTD, an engineering and construction company, and Precision Castparts Corporation, an aerospace and defense company, did particularly well during the period. The information technology sector was also a positive contributor to performance as enterprise spending in the United States and abroad continued to be quite healthy. The Fund’s position in Aquantive Inc., which was acquired by Microsoft Corporation for a substantial premium, also contributed positively to performance. Health care equipment and supply companies in the portfolio did quite well as many of these companies benefited from product cycles and therefore steadier earnings’ growth.

The Fund had a significantly underweighted position in the consumer sector during the period, which helped performance as these stocks were weak due to the continued deterioration in the U.S. housing market. However, the Fund’s position in Coldwater Creek Incorporated, a women’s apparel retailer, hurt performance as sales did not meet expectations. The Fund’s underweighted position in energy limited performance, as this was a strong sector for most of the period.

What is your outlook?

As we look in 2008, we see several headwinds building for the U.S. economy. We believe the housing market deterioration and subsequent credit problems in the mortgage industry, along with onerous fuel prices, may lead to more problems for the U.S. consumer. We also see potential risk to stocks stemming from a change of administration at the White House in the fall of 2008 and potentially higher taxes that could drag down economic growth further. We believe the Federal Reserve rate cuts may not be able to alleviate the credit woes for the consumer and may put further pressure on the U.S. dollar and ultimately spur inflation. On the bright side, these problems have not yet impacted the job picture in the U.S., and economic growth appears to be stable. Looking out into 2008, however, we are beginning to see the risk of an economic slowdown increasing.

Top 10 Holdings
(% of Portfolio)

Precision Castparts Corporation	2.2%
T. Rowe Price Group, Inc.	1.8%
Praxair, Inc.	1.6%
Foster Wheeler, Ltd.	1.5%
Cameron International Corporation	1.4%
Devon Energy Corporation	1.3%
Diamond Offshore Drilling, Inc.	1.3%
Adobe Systems, Inc.	1.3%
Rogers Communications, Inc.	1.2%
Seagate Technology	1.2%

These common stocks represent 14.8% of the total
investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.
The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

With that, we are positioning the portfolio slightly more conservatively. We continue to look for growth opportunities that can withstand a U.S. economic slowdown. We are finding opportunities in companies with more exposure to international economies and less dependence on the U.S. dollar and consumer. We continue to favor companies that are in front of new product cycles that will foster growth regardless of the underlying economic cycle. Health care remains a target area for us as these stocks have attractive valuation characteristics relative to growth expectations and will likely sustain operating and profit momentum through a period of slowing economic growth.

Portfolio Facts
As of October 31, 2007
	A Share	B Share	Institutional Share
	—————————	—————————	—————————
Ticker	LBMGX	LUGBX	LBMIX
Transfer Agent ID	58	358	458
Net Assets	$302,662,551	$19,268,143	$42,096,523
NAV	$19.45	$17.68	$20.98
NAV — High†	10/31/2007 — $19.45	10/31/2007 — $17.68	10/31/2007 — $20.98
NAV — Low†	1/5/2007 — $15.40	1/5/2007 — $14.13	1/5/2007 — $16.51
Number of Holdings: 170		† For the year ended October 31, 2007

Average Annual Total Returns[2]
As of October 31, 2007

Class A1	1-Year	5 Years	10 Years

without sales charge	29.25%	17.06%	9.23%
with sales charge	22.15%	15.75%	8.61%

Class B1	1-Year	5 Years	10 Years

without sales charge	27.77%	15.93%	8.81%
with sales charge	23.77%	15.93%	8.81%

Institutional Class[1]	1-Year	5 Years	10 Years

Net Asset Value	30.15%	18.04%	10.00%

1 Class A performance reflects the maximum sales charge of 5.5% . Class B performance reflects the maximum deferred sales charge of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Russell Midcap Growth Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.

** The Russell Midcap Growth Index is an index comprised of companies with higher than average price-to-book ratios and higher forecasted growth values, within the Russell Midcap Index. It is not possible to invest directly in these Indexes. The performance of these Indexes does not reflect deductions for fees, expenses, or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

How did the Fund perform during the 12-month period ended October 31, 2007?

Thrivent Partner Mid Cap Value Fund earned a total return of 11.45% as compared to the return of its peer group, the Lipper Mid Cap Value Funds category, of 11.39% . The Fund’s market benchmark, the Russell Midcap Value Index, earned a total return of 9.73% .

What factors affected the Fund’s performance?

A significantly overweighted position in the energy sector, the group with the strongest performance in the mid-cap value segment, as well as stock selection within the group were the most significant factors affecting the Fund’s performance in the period. Below-market exposures within the financial and consumer discretionary sectors, which performed poorly, also lifted the Fund’s return. Within the energy sector, we have maintained a bias to companies that are well-positioned in the natural gas segment, such as Range Resources, Williams Companies and EOG Resources. All three provided returns well in excess of the Index and the energy sector in general. Exposure to the equipment and services segments of the energy sector also contributed favorably to portfolio returns. Exercising caution in the real estate investment trust (REIT) sector was the most significant component affecting returns to holdings in the financial sector. Our underweighted position to the poor performance achieved broadly in REITs enhanced the Fund’s return. A similarly conservative position in the more cyclical segments of the consumer sector was also a positive factor for the Fund’s return, as this group’s returns were significantly below those achieved by the Index.

Two factors that limited Fund returns were an underweighting to the materials sectors, which performed strongly driven by continued global demand for industrial metals. Select companies in the steel industry provided attractive returns and, while we had some portfolio exposure, we did not have it to the levels of the broad Index. Additionally, our holdings in and exposure to the telecommunications sector provided returns modestly below the benchmark.

Top 10 Holdings
(% of Portfolio)

Williams Companies, Inc.	3.5%
Range Resources Corporation	3.1%
Entergy Corporation	3.1%
Hess Corporation	2.7%
PPL Corporation	2.4%
Embarq Corporation	1.9%
Amphenol Corporation	1.9%
Johnson Controls, Inc.	1.9%
M&T Bank Corporation	1.8%
SUPERVALU, Inc.	1.8%

These common stocks represent 24.1% of the total
investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.
The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

What is your outlook?

The recent declines in the broad market have impacted a mix of companies in a similar fashion. We have taken the opportunity to actively reassess our investments by upgrading the quality of the portfolios where we can while reducing our exposure to businesses where the risk/reward profile is no longer compelling. In the past, our attention to quality companies trading at compelling valuations has led to strong long-term absolute and relative performance.

Portfolio Facts
As of October 31, 2007
	A Share	Institutional Share
	—————————	—————————
Ticker	TPMAX	TPMIX
Transfer Agent ID	086	486
Net Assets	$12,026,118	$33,943,191
NAV	$12.93	$12.97
NAV — High†	6/4/2007 — $13.69	6/4/2007 — $13.71
NAV — Low†	11/3/2006 — $11.72	11/3/2006 — $11.76
Number of Holdings: 116		† For the year ended October 31, 2007

Average Annual Total Returns[2]
As of October 31, 2007

		From
		Inception
Class A1	1-Year	6/30/2005

without sales charge	11.45%	12.72%
with sales charge	5.30%	10.04%

		From
		Inception
Institutional Class[1]	1-Year	6/30/2005

Net Asset Value	11.73%	13.08%

1 Class A performance reflects the maximum sales charge of 5.5% . Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index and the Russell Midcap Value Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.

** The Russell Midcap Value Index is an index comprised of companies with lower than average price-to-book ratios and lower forecasted growth values within the Russell Midcap Index. It is not possible to invest directly in these Indexes. The performance of these Indexes does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

How did the Fund perform during the 12-month period ended October 31, 2007?

Thrivent Mid Cap Stock Fund earned a total return of 15.56% as compared to the median return of its peer group, the Lipper Mid Cap Core category, of 15.78% . The Fund’s market benchmark, the Russell Midcap Index, earned a total return of 15.24% .

What factors affected the Fund’s performance?

Stock selection within the consumer discretionary and information technology sectors, combined with a significant allocation to the materials sector, contributed the majority of the Fund’s outperformance versus the benchmark. Within consumer discretionary, Service Corporation International benefited from a large acquisition and significant cost cutting. Improving sales buffeted Tupperware Brands Corporation. Juniper Networks, Inc. highlighted the information technology performance. The company’s sales improved as regional bell operating companies rolled out Internet Protocol television services with Juniper’s expanded product portfolio to compete against incumbent cable providers. Varian Semiconductor Equipment Associates, Inc. also provided a solid contribution to overall performance as the company continued to increase their market share within the semiconductor capital equipment market, expanded operating margins and bought back stock. Finally, overweighting the materials sector proved timely as it was the second-best performing sector of the year. Specifically, Owens-Illinois, Inc., the Fund’s largest position, performed strongly as it raised prices, sold underperforming businesses, paid down debt and increased operating margins.

These positive contributors were somewhat offset by security selection within the industrial and financial sectors and underweighting the energy sector. Stock selection within the commercial services and airlines industries led the majority of the decline within the industrial sector. Three investments — PMI Group Inc, E*Trade Financial Corporation, and U-Store-It Trust — resulted in the financial sector underperformance. PMI and E*Trade were both casualties of the calamity in mortgage-backed securities. U-Store-It fell victim to a softening self-storage market and increased capital expenditures required to institute a turnaround. Finally, underweighting energy, the year’s best performer, detracted from overall performance.

What is your outlook?

The economy is clearly slowing as the housing market unwinds, lending standards are tightening in residential and non-residential markets, and profit growth decelerates. While this scenario is clearly worrisome, we believe a recession should be avoided as the Federal Reserve has lowered interest rates 75 basis points since September and money growth has accelerated year-over-year. Given this backdrop, the Fund has a growth bias and continues to avoid cyclical stocks in the energy and industrial sectors. As the economy and profits slow, fewer companies will maintain the ability to increase profits. Those companies that achieve profit growth through the slowdown will enjoy premium valuation multiples as this group narrows to a small, select few. The technology sector should be the beneficiary of this environment as its products increase productivity, lower costs and offer new services. Specifically, many communication equipment companies are providing the infrastructure needed to offer new television and marketing services. As the competition continues to increase between the telephone and cable companies, and Google and Microsoft

Top 10 Holdings
(% of Portfolio)

Owens-Illinois, Inc.	4.3%
Silgan Holdings, Inc.	3.9%
Pactiv Corporation	3.9%
Crown Holdings, Inc.	3.5%
Service Corporation International	3.2%
H.J. Heinz Company	2.6%
Wisconsin Energy Corporation	2.5%
Clorox Company	2.1%
New York Community Bancorp, Inc.	2.1%
DeVry, Inc.	2.0%

These common stocks represent 30.1% of the total
investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.
The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

build new data centers to offer Internet advertising, capital expenditures on infrastructure products will continue to flourish. Storage hardware and software will also benefit as the proliferation of data will need to be stored, protected and analyzed. Finally, many new software products delivered over the Internet, commonly referred to as software-as-a-service, are lowering costs and improving productivity for many companies. These characteristics are obviously in high demand in all situations, but especially in a slowing economy.

While the technology sector looks reasonably valued for these opportunities, the outlook for the energy sector is less sanguine. Although oil prices continue to hit new highs, many factors point to weakening fundamentals. To begin, demand in the United States has recently reversed and is negative on year-over-year basis driven by the slowing economy. The same is true for most developed economies. Many point to the emerging economies as being the source of accelerating demand; however, oil demand has actually slowed in these regions as well. For example, China’s demand has decelerated from approximately 17% in 2004 to approximately 5% in 2007. Next, oil inventories are at sufficient levels and well above their 10-year averages. Finally, OPEC continues to increase production and still maintains excess capacity approaching four million barrels per day-significantly above the level of just a few years ago. Therefore, the increase in oil prices belies the underlying fundamentals and is not necessarily being driven by supply and demand.

Portfolio Facts
As of October 31, 2007
	A Share	B Share	Institutional Share
	—————————	—————————	—————————
Ticker	AASCX	BBSCX	TMSIX
Transfer Agent ID	021	083	051
Net Assets	$988,917,187	$11,914,074	$172,073,581
NAV	$17.98	$15.26	$19.14
NAV — High†	12/5/2006 — $19.42	12/5/2006 — $17.08	12/5/2006 — $20.46
NAV — Low†	12/22/2006 — $16.05	12/22/2006 — $13.73	1/5/2007 — $17.07
Number of Holdings: 128		† For the year ended October 31, 2007

Average Annual Total Returns[2]
As of October 31, 2007

Class A1	1-Year	5 Years	10 Years

without sales charge	15.56%	17.87%	8.71%
with sales charge	9.22%	16.54%	8.10%

Class B1	1-Year	5 Years	10 Years

without sales charge	14.31%	16.54%	8.08%
with sales charge	10.59%	16.54%	8.08%

			From
			Inception
Institutional Class[1]	1-Year	5 Years	12/29/1997

Net Asset Value	16.09%	18.47%	9.73%

1 Class A performance reflects the maximum sales charge of 5.5% . Class B performance reflects the maximum deferred sales charge of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Russell Midcap Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.

** The Russell Midcap Index is an unmanaged index that measures the performance of the smallest 800 securities in the Russell 1000 Index, as ranked by total market capitalization. It is not possible to invest directly in these Indexes. The performance of these Indexes does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

How did the Fund perform during the 12-month period ended October 31, 2007?

Thrivent Mid Cap Index Fund earned a total return of 15.97% as compared to the median return of its peer group, the Lipper Mid Cap Core Funds category, of 15.78% . The Fund’s market benchmark, the S&P MidCap 400 Index, earned a total return of 17.01% .

What factors affected the Fund’s performance?

Because it is designed to invest in a way that reflects its benchmark index, the S&P MidCap 400 Index, the only changes made to the Fund are done to reconcile with any alterations in the composition of the Index itself. As typically occurs with an index fund, the difference in performance between the benchmark index and the Fund can be largely attributed to expenses and minor differences in portfolio composition.

Mid-caps outperformed both small-cap and large-cap stocks. Energy, materials, and telecommunication services were a major contributor to the positive return, bolstered by a general increase in commodities. By contrast, financials and consumer discretionary stocks underperformed because of fears that households would be forced to trim unnecessary expenditures due to the impact of higher prices at the gas pump. These sectors were also impacted by lower financial liquidity brought on by uncertainties in the mortgage loan arena.

What is your outlook?

The Fund will remain fully invested in a way that tracks the performance of the S&P MidCap 400 Index. This is an attractive way for investors to take advantage of the investment potential of the broad, diversified marketplace for mid-cap stocks.

Top 10 Holdings
(% of Portfolio)

Lyondell Chemical Company	1.0%
Intuitive Surgical, Inc.	1.0%
Cameron International Corporation	0.9%
GameStop Corporation	0.8%
Southwestern Energy Company	0.7%
Harris Corporation	0.7%
Hologic, Inc.	0.7%
Amphenol Corporation	0.6%
FMC Technologies, Inc.	0.6%
Telephone and Data Systems, Inc.	0.6%

These common stocks represent 7.6% of the total
investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.
The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

Typically, as the economic cycle progresses, investors begin to favor larger-cap issues. We still believe that attractive opportunities are available in the mid-cap marketplace in the months ahead. At the same time, we are realistic in our expectations that the premium return to the mid-cap sector is likely to be reduced in the future as the economic cycle continues.

Portfolio Facts
As of October 31, 2007
A Share
—————————
Ticker	AAMIX
Transfer Agent ID	030
Net Assets	$61,014,539
NAV	$15.90
NAV — High†	7/13/2007 — $16.21
NAV — Low†	1/5/2007 — $13.99
Number of Holdings: 404	† For the year ended October 31, 2007

Average Annual Total Returns[2]
As of October 31, 2007

			From
			Inception
Class A1	1-Year	5 Years	7/1/2000

without sales charge	15.97%	16.62%	8.65%
with sales charge	9.60%	15.32%	7.82%

1 Class A performance reflects the maximum sales charge of 5.5% .

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the S&P MidCap 400 Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.

** The S&P MidCap 400 Index is an index that represents the average performance of a group of 400 medium capitalization stocks. “S&P MidCap 400 Index” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. Index funds are subject to the same market risks associated with the stocks in their respective indexes. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

How did the Fund perform during the 12-month period ended October 31, 2007?

Thrivent Mid Cap Index Fund-I earned a total return of 16.35% as compared to the median return of its peer group, the Lipper Mid Cap Core Funds category, of 15.78% . The Fund’s market benchmark, the S&P MidCap 400 Index, earned a total return of 17.01% .

What factors affected the Fund’s performance?

Because it is designed to invest in a way that reflects its benchmark index, the S&P MidCap 400 Index, the only changes made to the Fund are done to reconcile with any alterations in the composition of the Index itself. As typically occurs with an index fund, the difference in performance between the benchmark index and the Fund can be largely attributed to expenses and minor differences in portfolio composition.

Mid-caps outperformed both small-cap and large-cap stocks. Energy, materials, and telecommunication services were a major contributor to the positive return, bolstered by a general increase in commodities. By contrast, financials and consumer discretionary stocks underperformed because of fears that households would be forced to trim unnecessary expenditures due to the impact of higher prices at the gas pump. These sectors were also impacted by lower financial liquidity brought on by uncertainties in the mortgage loan arena.

What is your outlook?

The Fund will remain fully invested in a way that tracks the performance of the S&P MidCap 400 Index. This is an attractive way for investors to take advantage of the investment potential of the broad, diversified marketplace for mid-cap stocks.

Top 10 Holdings
(% of Portfolio)

Intuitive Surgical, Inc.	1.0%
Lyondell Chemical Company	1.0%
Cameron International Corporation	0.9%
GameStop Corporation	0.8%
Southwestern Energy Company	0.7%
Harris Corporation	0.7%
Hologic, Inc.	0.7%
FMC Technologies, Inc.	0.7%
Telephone and Data Systems, Inc.	0.6%
Amphenol Corporation	0.6%

These common stocks represent 7.7% of the total
investment portfolio.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

Typically, as the economic cycle progresses, investors begin to favor larger-cap issues. We still believe that attractive opportunities are available in the mid-cap marketplace in the months ahead. At the same time, we are realistic in our expectations that the premium return to the mid-cap sector is likely to be reduced in the future as the economic cycle continues.

Portfolio Facts
As of October 31, 2007
Institutional Share
—————————
Ticker	AALMX
Transfer Agent ID	097
Net Assets	$14,145,687
NAV	$15.30
NAV — High†	7/13/2007 — $15.58
NAV — Low†	1/5/2007 — $13.43
Number of Holdings: 405	† For the year ended October 31, 2007

Average Annual Total Returns[2]
As of October 31, 2007

			From
			Inception
Institutional Class[1]	1-Year	5 Years	12/31/1999

Net Asset Value	16.35%	17.01%	10.20%

1 Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

* As you compare performance, please note that the Fund’s performance reflects Fund expenses, net of any reimbursements, while the S&P MidCap 400 Index and the Consumer Price Index do not reflect such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.

** The S&P MidCap 400 Index is an index that represents the average performance of a group of 400 medium capitalization stocks. "S&P MidCap 400 Index" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. Index funds are subject to the same market risks associated with the stocks in their respective indexes. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

How did the Fund perform during the 12-month period ended October 31, 2007?

Thrivent Partner International Stock Fund earned a total return of 24.13% as compared to the median return of its peer group, the Lipper International Large Cap Core Funds category, of 25.27% . The Fund’s market benchmark, the Morgan Stanley Capital International, Europe, Australasia, Far East Index (the “MSCI EAFE Index”), earned a total return of 25.43% .

What factors affected the Fund’s performance?

The return to the Fund was moderately below that of the Index and the median achieved in the mutual fund universe. The primary factor creating that difference was the modest return earned on our cash reserves that are held as liquidity for transaction purposes as compared to that of the balance of the portfolio’s holdings. The holdings in the Fund achieved returns in line with the Index although the sources of those returns varied from the benchmark. Stock selection in the invested portion of the Fund was mixed, with above-average returns in certain segments offset by less-than-market results in others. Holdings in the telecommunications services and energy sectors did extremely well on both an absolute basis and relative to the benchmark. Energy prices rose strongly over the period and the portfolio’s exposures to exploration and production companies, such as Repsol, as well as oil services companies, aided returns. Additionally, the portfolio had little exposure to the natural gas sector, which did not perform as well. In the diversified telecommunications industry, our holdings in companies such as like Telefonica S.A. and Singapore Telecommunications Ltd. generally performed quite well. In the consumer segment, shares in Metro AG and InBev provided good returns.

The Fund’s holdings in the information technology sector did not keep pace with those in the Index. LM Ericsson in the communications equipment industry provided sub-par returns, as did the diversified technology company Samsung Electronics. Our position in Canon also limited overall portfolio results. The materials sector achieved very high returns; however, the portfolio was not sufficiently exposed in the group to keep up with the benchmark. The Fund’s holdings in the financial sector did not perform well, as bank and diversified financial services companies came under pressure due to the deterioration of credit markets around the world.

Top 10 Countries
(% of Portfolio)

United Kingdom	19.9%
Japan	17.3%
Germany	9.4%
Switzerland	8.0%
France	6.0%
Spain	5.8%
Australia	5.2%
Canada	4.4%
Italy	3.5%
Singapore	3.1%

Investments in these countries represent 82.6% of the
total investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.
The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
Quoted Major Market Sectors, Portfolio Composition and Top 10 Countries are subject to change.
The lists of Major Market Sectors and Top 10 Countries exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.
**Principal Global Investors, LLC replaced T. Rowe Price International, Inc. as one of the Fund’s subadvisers as of February 28, 2007.

What is your outlook?

As in the United States, large-capitalization stocks listed on non-U.S. stock exchanges appear to offer better relative values to investors than small- and mid-cap foreign stocks, as well as stocks in the emerging markets. While developing economies continue to enjoy relatively robust growth and strong financial positions, the major developed markets offer better valuations and greater diversification. In light of continued credit dislocations and moderating growth of consuming nations, developing economies face the risk of less demand for their exports, which has been a key growth driver in those markets.

Portfolio Facts
As of October 31, 2007
	A Share	B Share	Institutional Share
	—————————	—————————	—————————
Ticker	AAITX	BBITX	TISFX
Transfer Agent ID	023	084	093
Net Assets	$382,101,413	$10,769,992	$330,595,180
NAV	$15.90	$15.26	$16.21
NAV — High†	10/31/2007 — $15.90	10/31/2007 — $15.26	10/31/2007 — $16.21
NAV — Low†	11/1/2006 — $12.91	11/1/2006 — $12.41	11/1/2006 — $13.16
Number of Holdings: 230		† For the year ended October 31, 2007

Average Annual Total Returns[2]
As of October 31, 2007

Class A1	1-Year	5 Years	10 Years

without sales charge	24.13%	18.96%	6.66%
with sales charge	17.33%	17.62%	6.06%

Class B1	1-Year	5 Years	10 Years

without sales charge	22.77%	17.77%	6.26%
with sales charge	18.77%	17.77%	6.26%

Institutional Class[1]	1-Year	5 Years	10 Years

Net Asset Value	24.84%	19.90%	7.40%

1 Class A performance reflects the maximum sales charge of 5.5% . Class B performance reflects the maximum deferred sales charge of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the MSCI EAFE Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.

** The MSCI EAFE Index is a stock index designed to measure the equity performance of developed countries outside of North America. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

How did the Fund perform during the 12-month period ended October 31, 2007?

Thrivent Large Cap Growth Fund earned a total return of 22.86% as compared to the median return of its peer group, the Lipper Large Cap Growth Funds category, of 21.46% . The Fund’s market benchmark, the Russell 1000 Growth Index, earned a total return of 19.23% .

What factors affected the Fund’s performance?

A solid overall equity environment propelled market returns for the year. Our portfolio produced superior returns to both our benchmark and peer group driven entirely by very broad-based superior stock selection. The one exception to this broad-based strength was the consumer-related segments, which experienced a slowdown tied to a weakening housing market and slower consumer spending.

Sector-based analyses indicate that numerous sectors provided relative outperformance versus the benchmark, including the energy, financials, healthcare, industrials, materials, technology and telecommunications sectors. The technology sector posted the strongest returns highlighted by overweighted positions in Apple, Research in Motion and Google. The energy sector again enjoyed a strong year with oil prices sending most stocks higher. Our overweighted position in stocks such as Schlumberger and Diamond Offshore drove excellent stock selection. Other notable individual stock contributors were Foster Wheeler and Percision Castparts in the industrials sector, Gilead Sciences and Express Scripts in the health care sector, and America Movil in telecommunication services.

The two sectors detracting the most from performance for the 12-month period were consumer discretionary and utilities. Despite our underweighted exposure to the underper-forming consumer discretionary group, negative stock selection was the greatest detractor to performance, highlighted by poor performance in Starbucks, Comcast, OfficeMax, Kohls and McGraw-Hill. We held no ownership in utilities stocks, which is our traditional stance as we look towards more growth-heavy industries; however, this sector saw well above average returns for the period and therefore impacted our relative performance.

Top 10 Holdings
(% of Portfolio)

Google, Inc.	4.0%
Cisco Systems, Inc.	3.3%
Apple Computer, Inc.	3.2%
Microsoft Corporation	2.3%
Monsanto Company	1.8%
Gilead Sciences, Inc.	1.7%
Schlumberger, Ltd.	1.5%
Goldman Sachs Group, Inc.	1.5%
Adobe Systems, Inc.	1.4%
CME Group, Inc.	1.4%

These common stocks represent 22.1% of the total
investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.
The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

What is your outlook?

A slowing economy and relatively attractive valuations for many large-cap growth companies should provide the opportunity for good performance for this asset class in the coming year. We are very concerned about the continued housing market weakness and the effects being felt in the financial markets and, therefore, have tilted our exposure away from the consumer sector and towards more attractive opportunities in sectors such as industrials, technology and telecommunications services.

Portfolio Facts
As of October 31, 2007
	A Share	B Share	Institutional Share
	—————————	—————————	—————————
Ticker	AAAGX	BBAGX	THLCX
Transfer Agent ID	027	077	060
Net Assets	$157,277,223	$8,899,632	$418,288,979
NAV	$6.52	$6.06	$6.93
NAV — High†	10/31/2007 — $6.52	10/31/2007 — $6.06	10/31/2007 — $6.93
NAV — Low†	11/2/2006 — $5.25	11/2/2006 — $4.91	11/2/2006 — $5.59
Number of Holdings: 174		† For the year ended October 31, 2007

Average Annual Total Returns[2]
As of October 31, 2007

			From
			Inception
Class A1	1-Year	5 Years	10/29/1999

without sales charge	22.86%	12.90%	(0.08%)
with sales charge	16.08%	11.63%	(0.78%)

			From
			Inception
Class B1	1-Year	5 Years	10/29/1999

without sales charge	21.93%	11.84%	(0.59%)
with sales charge	17.93%	11.84%	(0.59%)

			From
			Inception
Institutional Class[1]	1-Year	5 Years	10/29/1999

Net Asset Value	23.45%	13.83%	0.82%

1 Class A performance reflects the maximum sales charge of 5.5% . Class B performance reflects the maximum deferred sales charge of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index and the Russell 1000 Growth Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

*** The Russell 1000 Growth Index is an index comprised of those Russell 1000 Index companies with higher than average price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in these Indexes. The performance of these Indexes does not reflect deductions for fees, expenses or taxes.

How did the Fund perform during the 12-month period ended October 31, 2007?

Thrivent Large Cap Value Fund provided a total return of 13.63% as compared to the median return for its peer group, the Lipper Large Cap Value category, of 12.18% . The Fund’s market benchmark, the Russell 1000 Value Index, had a total return of 10.83% .

What factors affected the Fund’s performance?

Sectors that helped performance during the period included financials, technology, industrials, consumer discretionary and telecommunications. An underweighted position in financials versus the Russell 1000 Value Index added to the relative performance. In the industrials sector, an overweighting versus the Index helped relative performance. In total, stock selection was the primary source of strong portfolio performance versus the Index.

Highlights in the financial sector included strong performance from positions in State Street Corporation, Bank of New York and Hudson City Bancorp. State Street Corporation and Bank of New York earn income from the custody and management of finan-cial assets globally. Business has exceeded expectations as global capital markets have been strong. Hudson City Bancorp was added later in the period as the stock price of this savings and loan was tarred with the same brush as more exotic mortgage lenders and, in our belief, created an attractive investment opportunity at an attractive price.

In the technology sector, overweighting the group and strong stock selection enhanced relative performance. Positions in International Business Machines, Hewlett Packard, Microsoft, and Intel all were meaningful contributors. All of these positions remain in the portfolio.

In the industrials sector, the position in Flowserve Corporation — pumps, valves and seals — was the largest contributor, appreciating considerably during the period. This position has recently been sold as its valuation appears to be somewhat ahead of business fundamentals.

Areas that limited relative performance included energy, materials and consumer staples. In energy, stock selection was strong but not good enough to overcome underweighting in the sector versus the benchmark. This was the strongest area of the market during the period. In materials, underweighting in the metals and mining industries capped performance. The portfolio remains underweighted in these highly cyclical areas as current operating performance does not appear to be sustainable and the stocks appear fully

Top 10 Holdings
(% of Portfolio)

Exxon Mobil Corporation	3.4%
J.P. Morgan Chase & Company	2.9%
Citigroup, Inc.	2.8%
AT&T, Inc.	2.8%
Verizon Communications, Inc.	2.1%
Pfizer, Inc.	2.1%
Bank of America Corporation	2.0%
Altria Group, Inc.	1.9%
American International Group, Inc.	1.8%
General Electric Company	1.8%

These common stocks represent 23.6% of the total
investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.
The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

valued. In the consumer staples sector, the position in WalMart hurt performance and has been sold as the company is not planning to cut back its store growth as much as we had expected. In addition, not owning Coca-Cola Co., which performed well in the year, restrained our relative performance. While Coca-Cola Co. is a fine company, it does not meet our parameters for valuation.

What is your outlook?

Our focus is on investing in good companies that are undervalued versus their long-term normal earnings power and growth potential. We are finding value in selected technology companies. Current weakness in the financial service sector and the consumer discretionary sector may soon provide some attractive investment opportunities.

Portfolio Facts
As of October 31, 2007
	A Share	B Share	Institutional Share
	—————————	—————————	—————————
Ticker	AAUTX	BBEIX	TLVIX
Transfer Agent ID	022	072	092
Net Assets	$336,944,824	$9,766,862	$312,885,808
NAV	$17.92	$17.59	$18.07
NAV — High†	10/9/2007 — $18.15	10/9/2007 — $17.83	10/9/2007 — $18.30
NAV — Low†	3/5/2007 — $15.95	3/5/2007 — $15.77	3/5/2007 — $16.03
Number of Holdings: 123		† For the year ended October 31, 2007

Average Annual Total Returns[2]
As of October 31, 2007

			From
			Inception
Class A1	1-Year	5 Years	10/29/1999

without sales charge	13.63%	14.84%	4.99%
with sales charge	7.39%	13.55%	4.26%

			From
			Inception
Class B1	1-Year	5 Years	10/29/1999

without sales charge	12.37%	13.67%	4.48%
with sales charge	8.37%	13.67%	4.48%

			From
			Inception
Institutional Class[1]	1-Year	5 Years	10/29/1999

Net Asset Value	14.19%	15.57%	5.71%

1 Class A performance reflects the maximum sales charge of 5.5% . Class B performance reflects the maximum deferred sales charge of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Russell 1000 Value Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.

** The Russell 1000 Value Index is an index comprised of companies with lower price-to-book ratios and lower forecasted growth rates within the Russell 1000 Index. It is not possible to invest directly in these Indexes. The performance of these Indexes does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

How did the Fund perform during the 12-month period ended October 31, 2007?

Thrivent Large Cap Stock Fund earned a total return of 15.29% as compared to the median return of its peer group, the Lipper Large Cap Core category, of 14.13% . The Fund’s benchmark, the S&P 500 Index, earned a total return of 14.55% .

What factors affected the Fund’s performance?

Both stock selection and sector allocations were factors in the portfolio achieving returns superior to both the benchmark and the competitive universe. Stock selection and an underweighted position in the poorly performing financial sector were important factors aiding results. Financial stocks came under substantial pressure late in the period as credit concerns related to the deteriorating housing market became more pronounced. The Fund’s holding in Hudson City Bancorp Inc. and CME Group Inc. performed much better than other stocks in the category. Holdings in the insurance industry also performed well within the financial sector. Stock selection within both the industrial and materials segments added value during the period. Continued strong demand from emerging economies kept commodity prices and foreign sales of industrial companies with multi-national sales exposure (such as Flowserve) strong. Deere and Co. benefited from a solid farm economy in the United States.

In the aerospace industry, the Fund was lifted by its position in Precision Castparts Inc., a beneficiary of continued strong spending on new airliners. Energy holdings also added to returns as high prices for oil provided support for increased spending on exploration and production. Schlumberger Inc. was a significant beneficiary of those activities.

Modest exposure to home builders impaired returns as those stocks performed poorly in the period. The Fund also had a position in Comcast that did not keep up with the broad advance in stocks this fiscal year. Stocks exposed to discretionary consumer spending generally were under pressure during the period as high energy prices, a slowing economy

Top 10 Holdings
(% of Portfolio)

Exxon Mobil Corporation	3.6%
Microsoft Corporation	2.6%
Google, Inc.	2.0%
J.P. Morgan Chase & Company	1.9%
General Electric Company	1.8%
International Business Machines
Corporation	1.8%
Cisco Systems, Inc.	1.7%
Hewlett-Packard Company	1.7%
Abbott Laboratories	1.7%
Bank of America Corporation	1.7%

These common stocks represent 20.5% of the total
investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.
The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

and tighter credit caused investors to become more concerned about the consumer’s ability to sustain spending. Modest cash positions over the year also had a small limiting impact on returns when compared to the S&P 500 Index.

What is your outlook?

While there are increasing economic and credit risks becoming apparent, it appears, at this point, that the economy is suf-ficiently resilient to sustain growth, albeit at a more moderate rate in the next few quarters. Growth in emerging economies like China and India remains strong and provides some cushion for the slowdown in U.S. growth and an opportunity for U.S. companies to increase export sales. That said, with many of those economies dependent on exports to sustain growth, it’s uncertain to what extent slower growth in the developed world could affect growth in the developing world. Large-cap stocks tend to have sufficient sales diversification and financial stability to navigate a slowdown in domestic growth, while mid- and small-cap stocks tend to have a higher dependence on U.S. growth. The recent period was the first in many years in which large-cap companies provided a higher return than small caps. We think this environment may be sustained for a period of time.

Portfolio Facts
As of October 31, 2007
	A Share	B Share	Institutional Share
	—————————	—————————	—————————
Ticker	AALGX	BBLGX	IILGX
Transfer Agent ID	017	067	090
Net Assets	$3,028,996,060	$45,390,368	$369,326,814
NAV	$31.33	$28.81	$31.59
NAV — High†	10/9/2007 — $31.47	10/9/2007 — $28.95	10/9/2007 — $31.72
NAV — Low†	3/5/2007 — $27.19	3/5/2007 — $25.15	3/5/2007 — $27.34
Number of Holdings: 157		† For the year ended October 31, 2007

Average Annual Total Returns[2]
As of October 31, 2007

Class A1	1-Year	5 Years	10 Years

without sales charge	15.29%	11.20%	6.74%
with sales charge	8.93%	9.95%	6.14%

Class B1	1-Year	5 Years	10 Years

without sales charge	14.23%	10.10%	6.20%
with sales charge	10.23%	10.10%	6.20%

			From
			Inception
Institutional Class[1]	1-Year	5 Years	12/29/1997

Net Asset Value	15.78%	11.70%	6.69%

1 Class A performance reflects the maximum sales charge of 5.5% . Class B performance reflects the maximum deferred sales charge of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the S&P 500 Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.

** The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

How did the Fund perform during the 12-month period ended October 31, 2007?

Thrivent Large Cap Index Fund earned a total return of 13.90% as compared to the median return of its peer group, the S&P 500 Index Objective Funds category, of 14.05% . The Fund’s market benchmark, the S&P 500 Index, earned a total return of 14.55% .

What factors affected the Fund’s performance?

The Fund’s holdings are aligned with those of the S&P 500 Index. As typically occurs in an index fund, the difference in performance between the benchmark index and the Fund itself can largely be attributed to expenses and minor differences in portfolio composition.

Energy, materials, and information technology were the best performing groups in the market over the past year. Energy and materials clearly benefited from the run-up in commodities prices this past year. Large-cap stocks outperformed small-cap stocks and underperformed mid-cap stocks over the past year. On the other side of the coin, consumer discretionary and financials delivered negative returns for the 12-month period. Both of these sectors were negatively impacted by the lack of liquidity due to the uncertainties in sub-prime mortgages.

What is your outlook?

Large-cap stocks have now outperformed small-cap stocks for the first time in quite a few years. As mentioned in the last report six months ago, there were signs that a transition could be underway. Profits remain strong for most companies and typically, as an economic cycle matures, large-cap stocks tend to gain strength relative to the rest of the market. Investors seemed to become more risk-averse, and appeared to shift money toward more recognizable blue chip companies that presumably would provide more of a safe haven for their portfolios.

Top 10 Holdings
(% of Portfolio)

Exxon Mobil Corporation	3.7%
General Electric Company	3.1%
Microsoft Corporation	2.2%
AT&T, Inc.	1.9%
Procter & Gamble Company	1.6%
Bank of America Corporation	1.6%
Citigroup, Inc.	1.5%
Cisco Systems, Inc.	1.5%
Chevron Corporation	1.4%
Johnson & Johnson	1.4%

These common stocks represent 19.9% of the total
investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.
The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

It appears that the largest 100 companies may be best positioned from a valuation perspective. In an environment where investors are faced with greater uncertainty about the direction of interest rates and the strength of the domestic economy, large stocks may offer a relatively safe haven in the equity markets. While we can anticipate continued volatility in the equity markets, the stocks represented in this index continue to offer a generally positive outlook, particularly in relation to small- and mid-cap stocks.

Portfolio Facts
As of October 31, 2007
A Share
—————————
Ticker	AALCX
Transfer Agent ID	031
Net Assets	$93,634,455
NAV	$10.70
NAV — High†	10/9/2007 — $10.81
NAV — Low†	3/5/2007 — $9.42
Number of Holdings: 503	† For the year ended October 31, 2007

Average Annual Total Returns[2]
As of October 31, 2007

			From
			Inception
Class A1	1-Year	5 Years	7/1/2000

without sales charge	13.90%	13.24%	1.68%
with sales charge	7.68%	11.97%	0.90%

1 Class A performance reflects the maximum sales charge of 5.5% .

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index and the S&P 500 Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

*** The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. Index funds are subject to the same market risks associated with the stocks in their respective indexes. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

How did the Fund perform during the 12-month period ended October 31, 2007?

Thrivent Large Cap Index Fund-I earned a total return of 14.27% as compared to the median return of its peer group, the S&P 500 Index Objective Funds category, of 14.05% . The Fund’s market benchmark, the S&P 500 Index, earned a total return of 14.55% .

What factors affected the Fund’s performance?

The Fund’s holdings are aligned with those of the S&P 500 Index. As typically occurs in an index fund, the difference in performance between the benchmark index and the Fund itself can largely be attributed to expenses and minor differences in portfolio composition.

Energy, materials, and information technology were the best performing groups in the market over the past year. Energy and materials clearly benefited from the run-up in commodities prices this past year. Large-cap stocks outperformed small-cap stocks and underperformed mid-cap stocks over the past year. On the other side of the coin, consumer discretionary and financials delivered negative returns for the 12-month period. Both of these sectors were negatively impacted by the lack of liquidity due to the uncertainties in sub-prime mortgages.

What is your outlook?

Large-cap stocks have now outperformed small-cap stocks for the first time in quite a few years. As mentioned in the last report six months ago, there were signs that a transition could be underway. Profits remain strong for most companies and typically, as an economic cycle matures, large-cap stocks tend to gain strength relative to the rest of the market. Investors seemed to become more risk-averse, and appeared to shift money toward more recognizable blue chip companies that presumably would provide more of a safe haven for their portfolios.

Top 10 Holdings
(% of Portfolio)

Exxon Mobil Corporation	3.7%
General Electric Company	3.1%
Microsoft Corporation	2.2%
AT&T, Inc.	1.9%
Procter & Gamble Company	1.6%
Bank of America Corporation	1.6%
Citigroup, Inc.	1.5%
Cisco Systems, Inc.	1.5%
Chevron Corporation	1.4%
Johnson & Johnson	1.4%

These common stocks represent 19.9% of the total
investment portfolio.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

It appears that the largest 100 companies may be best positioned from a valuation perspective. In an environment where investors are faced with greater uncertainty about the direction of interest rates and the strength of the domestic economy, large stocks may offer a relatively safe haven in the equity markets. While we can anticipate continued volatility in the equity markets, the stocks represented in this index continue to offer a generally positive outlook, particularly in relation to small- and mid-cap stocks.

Portfolio Facts
As of October 31, 2007
Institutional Share
—————————
Ticker	IILCX
Transfer Agent ID	096
Net Assets	$35,001,552
NAV	$10.66
NAV — High†	10/9/2007 — $10.76
NAV — Low†	3/5/2007 — $9.36
Number of Holdings: 503	† For the year ended October 31, 2007

Average Annual Total Returns[2]
As of October 31, 2007

			From
			Inception
Institutional Class[1]	1-Year	5 Years	12/31/1999

Net Asset Value	14.27%	13.35%	1.99%

1 Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

* As you compare performance, please note that the Fund’s performance reflects Fund expenses, net of any reimbursements, while the Consumer Price Index and the S&P 500 Index do not reflect such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

*** The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization stocks. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. Index funds are subject to the same market risks associated with the stocks in their respective indexes. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

How did the Fund perform during the 12-month period ended October 31, 2007?

Thrivent Balanced Fund earned a total return of 12.39% as compared to the median return of its peer group, the Lipper Mixed-Asset Target Allocation Growth Funds category, of 13.24% . The Fund’s market benchmarks, the S&P Super-composite 1500 Index and the Lehman Brothers Aggregate Bond Index, returned 14.72% and 5.38%, respectively.

What factors affected the Fund’s performance?

The equity component of the Balanced Fund generated an 18.9% return during the period. Sectors contributing to relative performance included information technology, health care, industrials, consumer staples, materials, utilities, and telecom services. Sectors where asset selection detracted from relative performance were energy, consumer discretionary and financials.

The outperformance in information technology was primarily due to the Fund’s continued aggressive positioning in hardware manufacturers Apple and EMC; and service providers aQuantive and VeriFone. Within health care, we saw significant outperformance generated by medical device positions including NuVasive, Hologic, Conor Medsystems and Kyphon.

Moderate underperformance in the energy sector was attributable to our bearish positioning on the oil services. Our absence from outperforming names Schlumberger and National Oilwell Varco negatively impacted relative performance. Finally, within consumer discretionary, media and retailing were also areas of underperformance.

The fixed-income component of the Fund underperformed the Lehman Brothers Aggregate Bond Index due to two main factors: About 60% of it was due to our holdings in corporate bonds and 40% was due to the floating-rate debt that backs our mortgage securities.

We held an overweighted position in corporate bonds, which were negatively affected by the liquidity crunch that occurred in August. Within our corporate bond holdings, our overweighted position in the finance sector detracted from relative performance. Two of the finance securities we own, Residential Capital (ResCap) and Countrywide Financial, were hit particularly hard.

We used floating-rate debt to back our purchase of Fannie Mae and Freddie Mac mortgage securities through what is called the “dollar-roll” program. While this typically low-risk practice has generated additional yield for the

Top 10 Holdings
(% of Portfolio)

Federal National Mortgage Association
Conventional 30-Yr. Pass Through	4.3%
Federal National Mortgage Association
Conventional 30-Yr. Pass Through	3.6%
U.S. Treasury Notes	2.1%
Exxon Mobil Corporation	2.1%
Federal National Mortgage Association
Conventional 30-Yr. Pass Through	1.5%
Apple Computer, Inc.	1.4%
U.S. Treasury Notes, TIPS	1.3%
J.P. Morgan Chase & Company	1.2%
Cisco Systems, Inc.	1.0%
Total SA ADR	1.0%
These common stocks and long-term fixed
income securities represent 19.5% of the total
investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.
The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
Major Market Sectors represent long-term non-government holdings.
The list of Top 10 Holdings excludes short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

Fund for many years, our floating-rate securities — backed by higher-quality credit card, auto and other loans — were affected by sub-prime mortgage-related troubles and lost value.

What is your outlook?

We believe that 2008 will be characterized by moderating economic growth catalyzed by further housing market weakness and related softening consumer spending trends; declining interest rates; a weaker dollar; and continued growth in global liquidity.

Within the equity component, we expect to de-emphasize companies with primarily domestic consumer exposure in favor of companies leveraged to global infrastructure development, or with franchises capable of exploiting the emerging consumer markets in Europe, the Middle East and Africa (EMEA) and Asia. The ongoing dislocations in the finance markets should create value opportunities, especially among the financials, that we’ll seek to identify as market conditions stabilize later in 2008.

Within the fixed-income component, we will maintain our current posture — not adding risk but not selling adversely affected securities while market prices are down due to investor fears. We believe that our corporate and floating-rate securities are solid long-term investments and that their value will rebound once the market calms down.

Portfolio Facts
As of October 31, 2007
	A Share	B Share	Institutional Share
	—————————	—————————	—————————
Ticker	AABFX	BBBFX	IBBFX
Transfer Agent ID	026	085	056
Net Assets	$236,988,711	$7,579,519	$83,789,269
NAV	$13.64	$13.58	$13.63
NAV — High†	10/12/2007 — $13.68	10/12/2007 — $13.63	10/12/2007 — $13.66
NAV — Low†	3/5/2007 — $12.37	3/5/2007 — $12.30	3/5/2007 — $12.36
Number of Holdings: 463		† For the year ended October 31, 2007

Average Annual Total Returns[2]
As of October 31, 2007

			From
			Inception
Class A1	1-Year	5 Years	12/29/1997

without sales charge	12.39%	9.23%	6.23%
with sales charge	6.23%	8.00%	5.62%

			From
			Inception
Class B1	1-Year	5 Years	12/29/1997

without sales charge	11.31%	8.21%	5.75%
with sales charge	7.31%	8.21%	5.75%

			From
			Inception
Institutional Class[1]	1-Year	5 Years	12/29/1997

Net Asset Value	13.00%	9.76%	6.65%

1 Class A performance reflects the maximum sales charge of 5.5% . Class B performance reflects the maximum deferred sales charge of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Lehman Brothers Aggregate Bond Index, the S&P Supercomposite 1500 Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The S&P Supercomposite 1500 Index is an index that represents the performance of a group of 1500 publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

How did the Fund perform during the 12-month period ended October 31, 2007?

Thrivent High Yield Fund returned 6.72% during the period, outpacing the median return of 6.42% for its Lipper U.S. High Current Yield Funds peer group. During the same period, the Fund’s market benchmark, the Lehman Brothers U.S. Corporate High Yield Bond Index, posted a return of 6.73% .

What factors affected the Fund’s performance?

The reporting period was characterized by two different types of markets. From November 2006 through May 2007, the high-yield bond market was strong. Continued economic growth, a sustained appetite for risk among investors, and low default rates helped fuel investors’ quest for yield, thereby propelling the lowest-quality high-yield bonds to outperform. During these months, our underweighted position in the lowest-rated high-yield credits — CCC-rated and distressed/defaulted credits — held back the Fund’s returns relative to the Index.

After May, the high-yield bond market sold off, largely due to investor fears about growing troubles in the sub-prime and other credit markets. The yield premium or “spread” high-yield bonds offered over that of Treasury securities jumped from 2.90% to 4.60%, with a simultaneous drop in their prices. Our Fund, with its emphasis on higher quality bonds and essentially no exposure to issuers in the troubled financial sector, outperformed its peer group during these months and for the entire reporting period.

Other factors that enhanced our performance relative to our peer group included our overweighted positions in the metals and mining and packaging sectors. In addition, good credit selection within these industries helped the Fund’s holdings outperform each sector’s average return during the period. Some of the securities that boosted our performance included FMG Mining, Freeport-McMoRan and Crown Cork & Seal. Our added exposure to the health care and gaming sectors also boosted our performance. Other positive factors were the sale of most of our holdings in home builders and building materials suppliers and an underweighted position in this sector as the issues with this sector accelerated.

Detracting from the Fund’s performance was our exposure to retail industry bonds. Our underweighted position in autos also hurt the Fund’s results, as this sector did well

Top 10 Holdings by Issuer
(% of Portfolio)

R.H. Donnelley Corporation	1.9%
AES Corporation	1.8%
HCA, Inc.	1.6%
NRG Energy, Inc.	1.4%
Edison Mission Energy	1.3%
First Data Corporation	1.3%
Ford Motor Credit Company	1.3%
General Motors Acceptance Corporation	1.2%
Dynegy Holdings, Inc.	1.1%
Lyondell Chemical Company	1.0%

These long-term fixed income securities represent 13.9% of
the total investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.
The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
Quoted Major Market Sectors, Moody’s Bond Quality Ratings Distributions and Top 10 Holdings by Issuer are subject to change.
The lists of Major Market Sectors and Top 10 Holdings by Issuer exclude short-term investments and collateral held for securities loaned.

throughout the reporting period. Further, our performance was diminished by holding a number of recently issued highly levered LBO bonds, such as Reader’s Digest and Univision, which sold off during this risk-averse period.

What is your outlook?

Our outlook for high-yield bonds is cautious and will remain so until it becomes clearer how the economy will perform going into 2008. We are concerned about the ongoing troubles in the housing and credit markets, and for that reason, we’ll keep a defensive stance.

However, with high-yield bond yield spreads at 4.60% over Treasury securities, and considering the sector’s continued low default rate, the market appears fairly to attractively valued. In addition, the current market fear and volatility has provided opportunities to buy bonds at attractive prices. Although we are in a defensive mode, we will take advantage of any opportunities to add value to the Fund and enhance shareholder return.

Portfolio Facts
As of October 31, 2007
	A Share	B Share	Institutional Share
	—————————	—————————	—————————
Ticker	LBHYX	LUHBX	LBHIX
Transfer Agent ID	73	373	473
Net Assets	$486,165,052	$9,927,898	$62,118,057
NAV	$5.03	$5.03	$5.04
NAV — High†	5/22/2007 — $5.23	5/22/2007 — $5.23	5/22/2007 — $5.23
NAV — Low†	7/27/2007 — $4.86	7/27/2007 — $4.86	7/27/2007 — $4.87
Number of Holdings: 234		† For the year ended October 31, 2007

Average Annual Total Returns[2]
As of October 31, 2007

Class A1	1-Year	5 Years	10 Years

without sales charge	6.72%	11.79%	2.99%
with sales charge	1.90%	10.76%	2.51%

Class B1	1-Year	5 Years	10 Years

without sales charge	5.79%	10.87%	2.60%
with sales charge	1.83%	10.87%	2.60%

Institutional Class[1]	1-Year	5 Years	10 Years

Net Asset Value	7.16%	12.30%	3.37%

1 Class A performance reflects the maximum sales charge of 4.5% . Class B performance reflects the maximum deferred sales charge of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the Lehman Brothers U.S. Corporate High Yield Bond Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.

** The Lehman Brothers U.S. Corporate High Yield Bond Index is an index which measures the performance of fixed-rate non-investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

How did the Fund perform during the 12-month period ended October 31, 2007?

Thrivent Municipal Bond Fund produced a 2.39% return. The Fund’s peer group, as represented by the Lipper General Municipal Debt Funds Category, reported a median return of 1.65% . The Fund’s market benchmark, the Lehman Brothers Municipal Bond Index, returned 2.91% .

What factors affected the Fund’s performance?

Yields fell on shorter-term municipal bonds and rose on longer-term securities during the period, as many investors sought the relative safety of shorter maturities and higher-rated issuers. Fortunately, our portfolio was positioned for a steepening yield curve and a market emphasis on quality.

Our heavier weighting of five- to 10-year bonds enhanced our performance relative to our peer group as prices of securities at the middle of the yield curve rose slightly or stayed relatively stable. A focus on high-quality securities also ben-efited our relative performance as investor appetite for risk diminished when sub-prime mortgage troubles spread to other bond sectors in the summer. The ensuing flight to quality boosted the yields of lower-rated bonds and pushed down their prices. For the same reason, our lower weighting in high-yield municipal bonds enhanced our performance relative to our peer group. The Fund had limited exposure to high yield bonds, whereas some funds in the peer group had a considerable percentage of their portfolios in this segment.

Our decision not to hold two types of securities that performed poorly during the period also enhanced the Fund’s performance relative to its peer group. These included gas prepay bonds, which lost value due to concerns about unrelated losses incurred by the major banks that underwrite them, and floating-rate-note securities, many of which were down from 8% to 15% during the period.

Our results were hindered slightly by the Fund’s positions in bonds backed by a tobacco settlement.

What is your outlook?

We expect economic growth to continue at a slower pace into 2008, but we don’t expect a recession. Although economic growth is slowing and the housing market is a concern, it’s uncertain how much the Federal Reserve will ease interest rates in 2008. Inflation measures remain above the Fed’s comfort zone and inflation risks are to the upside, particularly as conditions in the U.S. labor markets are still good and commodity prices are high.

Top 10
States
(% of Portfolio)

California	10.5%
Illinois	9.2%
New York	9.0%
Texas	8.5%
Colorado	5.6%
Washington	4.9%
Minnesota	4.1%
Massachusetts	3.3%
Georgia	3.1%
Louisiana	3.0%

Investments in long-term
fixed income securities in
these States represent
61.2% of the total
investment portfolio.

*Investors may be subject to state taxes and federal alternative minimum tax.
Quoted Fund performance is for Class A shares and does not reflect a sales charge.
The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
Quoted Moody’s Bond Quality Ratings Distributions, Portfolio Composition and Top 10 States are subject to change.
The list of Top 10 States excludes short-term investments.

The general outlook for municipal bonds appears favorable. Municipal bonds did not participate fully in Treasury securities’ strong rally late in the period, and we think that has left them generally undervalued. In addition, discussion of tax reform should become more prominent soon, with a major election next year, scheduled expiration of federal tax cuts two years later, and the first wave of retirements now occurring among the baby boomer generation. Higher tax rates would improve the relative value of municipal bonds compared to taxable alternatives.

The Fund is in a strong position to take advantage of upcoming market values. Going forward, we will look for opportunities to add select longer-maturity and slightly lower-rated bonds to our portfolio to continue enhancing shareholders’ total return.

Portfolio Facts
As of October 31, 2007
	A Share	B Share	Institutional Share
	—————————	—————————	—————————
Ticker	AAMBX	TMBBX	TMBIX
Transfer Agent ID	015	065	088
Net Assets	$1,145,816,509	$12,386,127	$17,376,897
NAV	$11.16	$11.16	$11.16
NAV — High†	12/5/2006 — $11.45	12/6/2006 — $11.44	12/5/2006 — $11.45
NAV — Low†	8/24/2007 — $10.97	8/24/2007 — $10.97	8/24/2007 — $10.97
Number of Holdings: 420		† For the year ended October 31, 2007

Average Annual Total Returns[2]
As of October 31, 2007

Class A1	1-Year	5 Years	10 Years

without sales charge	2.39%	3.93%	4.84%
with sales charge	(2.25%)	2.98%	4.35%

Class B1	1-Year	5 Years	10 Years

without sales charge	1.77%	3.19%	4.44%
with sales charge	(2.15%)	3.19%	4.44%

Institutional Class[1]	1-Year	5 Years	10 Years

Net Asset Value	2.68%	4.23%	5.09%

1 Class A performance reflects the maximum sales charge of 4.5% . Class B performance reflects the maximum deferred sales charge of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the Lehman Brothers Municipal Bond Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.

** The Lehman Brothers Municipal Bond Index is a market value-weighted index of investment-grade municipal bonds with maturities of one year or more. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

How did the Fund perform during the 12-month period ended October 31, 2007?

Thrivent Income Fund returned 3.90% during the period, compared with a median return of 4.42% for its Lipper Corporate Debt Funds BBB-Rated Funds peer group. During the same period, the Fund’s market benchmark, the Lehman Brothers Aggregate Bond Index, posted a return of 5.38% .

What factors affected the Fund’s performance?

Our underperformance relative to our peer group is attributable to two main factors: about 60% of it was due to our holdings in corporate bonds and 40% was due to the floating-rate debt that backs our mortgage securities.

During the period, we held an overweighted position in corporate bonds, which were negatively affected by the liquidity crunch that occurred in August. Within our corporate bond holdings, we’ve typically held an overweighted position in the finance sector, which generally has been a high-rated area of the market. But during the second half of this reporting period, the worsening situation with sub-prime mortgage securities hurt the finance sector overall, since finance corporations issue and hold the securities. Two of the finance securities we own, Residential Capital and Countrywide Financial, were hit particularly hard during the period.

In addition, some of the corporate financial sector bonds we held were “hybrid securities.” These securities are designed to put the bondholder lower in the corporate repayment order in case of bankruptcy — but still ahead of stockholders — in exchange for higher returns. However, they were particularly hard hit by the credit crunch.

Also during the period, we used floating-rate debt to back our purchase of Fannie Mae and Freddie Mac mortgage securities through what is called the “mortgage dollar-roll” program. In the program, we accept “forward delivery” of securities that haven’t been created yet, agreeing to take physical delivery at a later date. The floating-rate debt we use to back our agreement is all AAA-rated with maturities of one to three years and a coupon rate that readjusts between one and three months. While this typically low-risk practice has generated additional yield for the Fund for many years, the floating-rate securities-backed by higher-quality credit card, auto and other loans were affected by sub-prime mortgage-related troubles and lost value.

Top 10 Holdings
(% of Portfolio)

Federal National Mortgage Association
Conventional 30-Yr. Pass Through	6.7%
U.S. Treasury Notes, TIPS	3.5%
Federal National Mortgage Association
Conventional 30-Yr. Pass Through	1.9%
Wachovia Bank Commercial Mortgage
Trust	1.2%
Northwest Airlines, Inc.	1.1%
U.S. Treasury Principal Strips	1.0%
U.S. Treasury Principal Strips	1.0%
Countrywide Financial Corporation,
Convertible	0.9%
U.S. Treasury Notes	0.9%
Federal National Mortgage Association	0.9%

These long-term fixed income securities represent 19.1%
of the total investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.
The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
Quoted Major Market Sectors, Moody’s Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.
Major Market Sectors represent long-term non-government holdings.
The list of Top 10 Holdings excludes short-term investments and collateral held for securities loaned.

What is your outlook?

We think economic growth will slow as we move into 2008, but we don’t expect a recession. It will take several months for the economy to work off the effects of the credit crunch. While it’s possible, it’s not certain that the Federal Reserve will ease interest rates again any time soon. If the housing market worsens and growth slows further, a quarter-percent cut is likely in December. The Fed must continue to balance its concerns about an economic slowdown against the potential for higher inflation.

We expect that the yield curve will continue to be steep, with longer-maturity bonds paying more than shorter-maturity issues, but it shouldn’t get much steeper. We will maintain our current portfolio posture, not adding risk but not selling adversely affected securities while market prices are down due to investor fears. We believe that our affected corporate and floating-rate securities are solid long-term investments and that their value will rebound once the market calms down. As always, we will continue to look for opportunities to add value to the Fund and enhance shareholder return.

Portfolio Facts
As of October 31, 2007
	A Share	B Share	Institutional Share
	—————————	—————————	—————————
Ticker	LUBIX	LUIBX	LBIIX
Transfer Agent ID	55	355	455
Net Assets	$432,983,200	$6,525,418	$368,907,157
NAV	$8.50	$8.48	$8.49
NAV — High†	3/13/2007 — $8.71	3/13/2007 — $8.69	3/13/2007 — $8.70
NAV — Low†	8/17/2007 — $8.39	8/17/2007 — $8.37	8/17/2007 — $8.38
Number of Holdings: 299		† For the year ended October 31, 2007

Average Annual Total Returns[2]
As of October 31, 2007

Class A1	1-Year	5 Years	10 Years

without sales charge	3.90%	4.90%	5.11%
with sales charge	(0.72%)	3.94%	4.62%

Class B1	1-Year	5 Years	10 Years

without sales charge	3.03%	4.06%	4.70%
with sales charge	(0.92%)	4.06%	4.70%

Institutional Class[1]	1-Year	5 Years	10 Years

Net Asset Value	4.32%	5.30%	5.45%

1 Class A performance reflects the maximum sales charge of 4.5% . Class B performance reflects the maximum deferred sales charge of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the Lehman Brothers Aggregate Bond Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.

** The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

How did the Fund perform during the 12-month period ended October 31, 2007?

Thrivent Core Bond Fund returned 3.24% during the period, compared with a median return of 4.47% for its Lipper Intermediate Investment Grade Debt Funds peer group. During the same period, the Fund’s market benchmark, the Lehman Brothers Aggregate Bond Index, posted a return of 5.38% .

What factors affected the Fund’s performance?

Our underperformance relative to our peer group is attributable to two main factors: about 60% of it was due to our holdings in corporate bonds and 40% was due to the floating-rate debt that backs our mortgage securities.

During the period, we held an overweighted position in corporate bonds, which were negatively affected by the liquidity crunch that occurred in August. Within our corporate bond holdings, we’ve typically held an overweighted position in the finance sector, which generally has been a high-rated area of the market. But during the second half of this reporting period, the worsening situation with sub-prime mortgage securities hurt the finance sector overall, since finance corporations issue and hold the securities. Two of the finance securities we own, Residential Capital and Countrywide Financial, were hit particularly hard during the period.

In addition, some of the corporate financial sector bonds we held were “hybrid securities.” These securities are designed to put the bondholder lower in the corporate repayment order in case of bankruptcy — but still ahead of stockholders — in exchange for higher returns. However, they were particularly hard hit by the credit crunch.

Also during the period, we used floating-rate debt to back our purchase of Fannie Mae and Freddie Mac mortgage securities through what is called the “mortgage dollar-roll” program. In the program, we accept “forward delivery” of securities that haven’t been created yet, agreeing to take physical delivery at a later date. The floating-rate debt we use to back our agreement is all AAA-rated with maturities of one to three years and a coupon rate that readjusts between one and three months. While this typically low-risk practice has generated additional yield for the Fund for many years, the floating-rate securities-backed by higher-quality credit card, auto and other loans were affected by sub-prime mortgage-related troubles and lost value.

Top 10 Holdings
(% of Portfolio)

Federal National Mortgage Association
Conventional 30-Yr. Pass Through	11.5%
Federal National Mortgage Association
Conventional 30-Yr. Pass Through	9.4%
U.S. Treasury Notes, TIPS	3.8%
Federal National Mortgage Association
Conventional 30-Yr. Pass Through	2.7%
U.S. Treasury Notes	2.0%
U.S. Treasury Notes	1.4%
LB-UBS Commercial Mortgage Trust	1.2%
Banc of America Commercial
Mortgage, Inc.	1.1%
Federal Home Loan Mortgage Corporation	1.1%
Federal Home Loan Bank	1.1%

These long-term fixed income securities represent 35.3%
of the total investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.
The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
Quoted Major Market Sectors, Moody’s Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.
Major Market Sectors represent long-term non-government holdings.
The list of Top 10 Holdings excludes short-term investments and collateral held for securities loaned.

What is your outlook?

We think economic growth will slow as we move into 2008, but we don’t expect a recession. It will take several months for the economy to work off the effects of the credit crunch. While it’s possible, it’s not certain that the Federal Reserve will ease interest rates again any time soon. If the housing market worsens and growth slows further, a quarter-percent cut is likely in December. The Fed must continue to balance its concerns about an economic slowdown against the potential for higher inflation.

We expect that the yield curve will continue to be steep, with longer-maturity bonds paying more than shorter-maturity issues, but it shouldn’t get much steeper. We will maintain our current portfolio posture, not adding risk but not selling adversely affected securities while market prices are down due to investor fears. We believe that our affected corporate and floating-rate securities are solid long-term investments and that their value will rebound once the market calms down. As always, we will continue to look for opportunities to add value to the Fund and enhance shareholder return.

Portfolio Facts
As of October 31, 2007
	A Share	B Share	Institutional Share
	—————————	—————————	—————————
Ticker	AAINX	BBFBX	IIINX
Transfer Agent ID	016	066	089
Net Assets	$295,055,621	$4,515,363	$83,762,127
NAV	$9.77	$9.78	$9.78
NAV — High†	12/5/2006 — $9.99	12/5/2006 — $10.00	12/5/2006 — $10.00
NAV — Low†	6/12/2007 — $9.64	6/12/2007 — $9.64	6/12/2007 — $9.64
Number of Holdings: 194		† For the year ended October 31, 2007

Average Annual Total Returns[2]
As of October 31, 2007

Class A1	1-Year	5 Years	10 Years

without sales charge	3.24%	3.92%	4.92%
with sales charge	(1.44%)	2.97%	4.44%

Class B1	1-Year	5 Years	10 Years

without sales charge	2.19%	2.89%	4.42%
with sales charge	(1.76%)	2.89%	4.42%

			From
			Inception
Institutional Class[1]	1-Year	5 Years	12/29/1997

Net Asset Value	3.68%	4.36%	5.30%

1 Class A performance reflects the maximum sales charge of 4.5% . Class B performance reflects the maximum deferred sales charge of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the Lehman Brothers Aggregate Bond Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.

** The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

How did the Fund perform during the 12-month period ended October 31, 2007?

Thrivent Limited Maturity Bond Fund returned 4.10% during the period, compared to a median return of 4.34% for its Lipper Short Investment Grade Debt Funds peer group. During the same period, the Fund’s market benchmark, the Lehman Brothers Government/Credit 1-3 Year Bond Index, generated a return of 5.67% .

What factors affected the Fund’s performance?

Bond yields stayed in a fairly narrow range for the first nine months of the period, and the yield curve was relatively flat, with little difference in yields among various maturity lengths. In August, however, fears that sub-prime mortgage troubles were spreading to other sectors of the bond market caused investors to sell riskier securities in favor of safe Treasury issues. The result: Yields on shorter maturities and Treasury securities dropped while yields on longer maturities and bonds with credit structures rose.

With growing concerns about how much the housing slump and credit crunch would slow the economy, the Federal Reserve cut the Federal Funds rate twice for a total of 0.75% and the discount rate three times for a total of 1.25% from August through October. The yield on the two-year Treasury note fell from 4.80% at the start of the third quarter to 3.95% on October 31.

As investors flocked to the safety of government-backed U.S. Treasury securities, the yield spread between Treasury issues and spread sectors — including investment-grade corporate, mortgage-backed, and asset-backed bonds — widened dramatically. With bond yields and prices moving in the opposite direction, Treasury prices rose and anything with a credit orientation or mortgage-backed structure did poorly. Most of the Fund’s underperformance relative to its benchmark and peer group was due to its overweighted position in high-quality spread sectors and underweighted position in the government sector.

Our performance benefited during the period from moves to position the portfolio for a steeper yield curve. We did this by purchasing options on Treasury futures, which enabled us to extend the portfolio’s duration when interest rates declined significantly. The options’ value grew as rates fell.

Top 10 Holdings
(% of Portfolio)

Federal National Mortgage Association
Conventional 30-Yr. Pass Through	4.9%
U.S. Treasury Notes, TIPS	3.2%
Federal National Mortgage Association
Conventional 30-Yr. Pass Through	1.7%
Federal National Mortgage Association	1.0%
Bear Stearns Commercial Mortgage
Securities, Inc.	1.0%
TIAA Real Estate CDO, Ltd.	1.0%
BMW Vehicle Lease Trust	1.0%
J.P. Morgan Chase Commercial Mortgage
Securities Corporation	1.0%
Washington Mutual Master Note Trust	1.0%
AmeriCredit Automobile Receivables Trust	0.9%

These long-term fixed income securities represent 16.7%
of the total investment portfolio.

Quoted Fund performance is for Class A shares.
The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
Quoted Major Market Sectors, Moody’s Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.
Major Market Sectors represent long-term non-government holdings.
The list of Top 10 Holdings excludes short-term investments and collateral held for securities loaned.

What is your outlook?

We think economic growth will slow as we move into 2008, but we don’t expect a recession. It will take several months for the economy to work off the effects of the credit crunch. It’s uncertain whether the Federal Reserve will ease interest rates again any time soon. If the housing market worsens and growth slows further, a quarter-percent cut is possible, perhaps in December. The Fed must continue to balance its concerns about a slowdown against the potential for higher inflation.

We expect that the yield curve will continue to be steep, with longer-maturity bonds paying more than shorter-maturity issues, but it shouldn’t get much steeper. We will maintain our overweighted position in spread-sector investments and have a modest underweighting in cash. Within our cash holdings, we will maintain our slight overweighted position in floating-rate securities. We believe that our spread-sector securities are solid investments and that their value will rebound once the market calms down. As always, we will continue to look for opportunities to add value to the Fund and enhance shareholder return.

Portfolio Facts
As of October 31, 2007
	A Share	B Share	Institutional Share
	—————————	—————————	—————————
Ticker	LBLAX	TLMBX	THLIX
Transfer Agent ID	76	376	476
Net Assets	$111,953,804	$1,813,276	$303,688,456
NAV	$12.53	$12.54	$12.53
NAV — High†	3/21/2007 — $12.62	3/21/2007 — $12.63	3/21/2007 — $12.62
NAV — Low†	9/4/2007 — $12.49	9/4/2007 — $12.50	9/4/2007 — $12.49
Number of Holdings: 274		† For the year ended October 31, 2007

Average Annual Total Returns[2]
As of October 31, 2007

			From
			Inception
Class A1	1-Year	5 Years	10/29/1999

Net Asset Value	4.10%	3.36%	4.50%

			From
			Inception
Class B1	1-Year	5 Years	10/29/1999

Net Asset Value	3.93%	3.27%	4.47%

			From
			Inception
Institutional Class[1]	1-Year	5 Years	10/29/1999

Net Asset Value	4.47%	3.77%	4.85%

1 Class A, Class B, and Institutional Class shares have no sales loads.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

3 Performance of other classes will be greater or less than the line shown based on the differences in fees paid by shareholders in the different classes.

* The Lehman Brothers Government/Credit 1-3 Year Bond Index is an unmanaged index that measures the performance of government and fixed-rate debt securities with maturities of 1-3 years. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

How did the Fund perform during the 12-month period ended October 31, 2007?

Thrivent Money Market Fund produced a 4.92% return during the period, while its Lipper Money Market Funds Category reported a median net return of 4.68% over the same time frame.

What factors affected the Fund’s performance?

The factor that most influenced money market securities during the period was the “liquidity crunch” that occurred in August. It was caused by a combination of factors, including fears that troubles in the sub-prime mortgage sector would spread to other types of fixed-income securities, including asset-backed commercial paper. Brokerage firms, banks and money fund managers began trying to reduce their exposure to mortgage related products at the same time, and the market for short-term securities froze. As investor demand for asset-backed commercial paper plummeted, yields on the securities jumped and their yield “spread” over Treasury securities widened dramatically (an investor flight to safe Treasury securities depressed Treasury yields at the same time).

Fortunately, our conservative investment philosophy was rewarded during this market turmoil. Our portfolio held little exposure to the types of securities that concerned the market and we entered the period with plenty of liquidity. We maintained a defensive portfolio stance during the summer, focusing less on yield and more on conservative investments and improving liquidity. An added benefit of our conservative strategy was that, when we believed Federal Reserve interest rate easing was more imminent, we were able to extend the Fund’s weighted average maturity in high-quality investments during the third quarter. This move benefited us as the Fed cut the Federal Funds rate twice for a total of 0.75% and the discount rate three times for a total 1.25% through the end of October. As short-term Treasury yields fell dramatically in August and September, our longer weighted average maturity boosted our portfolio value more in response. By the end of the period, we maintained a slightly longer weighted average maturity than our peer group.

*To the extent practicable, the Fund intends to maintain a stable net asset value of $1.00 per share. An investment in Thrivent Money Market Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
Quoted Fund performance is for Class A shares.
The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
Quoted Portfolio Composition is subject to change.

What is your outlook?

Economic growth is slowing and the housing market remains weak, so we believe it’s likely that Federal Reserve policymakers will ease interest rates further. If this occurs, our portfolio’s longer weighted average maturity should continue to benefit us.

We intend to maintain a slightly longer weighted average maturity in the Fund going forward, but will limit the amount of exposure to securities beyond six months in duration. Doing so will keep the Fund flexible in case signs of economic growth or inflation grow and the market begins to anticipate higher interest rates. As in any interest rate environment, we will continue to focus on our primary objectives of safety and liquidity, while pursuing the optimum risk-adjusted yield.

Portfolio Facts
As of October 31, 2007
	A Share	B Share	Institutional Share
	—————————	—————————	—————————
Ticker	AMMXX	TMBXX	AALXX
Transfer Agent ID	018	068	091
Net Assets	$1,183,862,159	$1,529,322	$425,026,328
NAV	$1.00	$1.00	$1.00
Number of Holdings: 133

Average Annual Total Returns[2]
As of October 31, 2007

Class A1	1-Year	5 Years	10 Years

Net Asset Value	4.92%	2.43%	3.27%

Class B1	1-Year	5 Years	10 Years

without sales charge	4.48%	2.15%	2.79%
with sales charge	0.48%	2.15%	2.79%

			From
			Inception
Institutional Class[1]	1-Year	5 Years	12/29/1997

Net Asset Value	5.16%	2.75%	3.55%

Money Market Portfolio Yields*
As of October 31, 2007

			Institutional
	Class A	Class B	Class

7-Day Yield	4.83%	4.35%	5.02%
7-Day Effective Yield	4.95%	4.44%	5.15%

1 Class A shares have no sales load. Class B performance reflects the maximum deferred sales charge of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

* Seven-day yields of Thrivent Money Market Fund refer to the income generated by an investment in the Fund over a specified seven-day period. Effective yields reflect the reinvestment of income. Yields are subject to daily fluctuation and should not be considered an indication of future results.

Shareholder Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2007 through October 31, 2007.

Actual Expenses

In the table below, the first section, labelled “Actual,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number from the appropriate Class line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid. A small account fee of $12 is charged to Class A and Class B shareholder accounts if the value falls below stated account minimums ($2,500 for Thrivent Limited Maturity Bond Fund, $1,500 for Thrivent Money Market Fund and $1,000 for all other Funds). This fee is not included in the table below. If it were, the expenses you paid during the period would have been higher and the ending account value would have been lower.

Hypothetical Example for Comparison Purposes

In the table below, the second section, labelled “Hypothetical,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small account fee of $12 is charged to Class A and Class B shareholder accounts if the value falls below stated account minimums ($2,500 for Thrivent Limited Maturity Bond Fund, $1,500 for Thrivent Money Market Fund and $1,000 for all other Funds). This fee is not included in the table below. If it were, the expenses you paid during the period would have been higher and the ending account value would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During	Annualized
	Value	Value	Period *	Expense
	5/1/2007	10/31/2007	5/1/2007 — 10/31/2007	Ratio

Thrivent Aggressive Allocation Fund
Actual
Class A	$1,000	$1,076	$2.62	0.50%
Institutional Class	$1,000	$1,078	$1.10	0.21%
Hypothetical **
Class A	$1,000	$1,023	$2.55	0.50%
Institutional Class	$1,000	$1,024	$1.07	0.21%

Thrivent Moderately Aggressive Allocation Fund
Actual
Class A	$1,000	$1,063	$2.50	0.48%
Institutional Class	$1,000	$1,065	$0.99	0.19%
Hypothetical **
Class A	$1,000	$1,023	$2.45	0.48%
Institutional Class	$1,000	$1,024	$0.97	0.19%

	Beginning	Ending	Expenses
	Account	Account	Paid During	Annualized
	Value	Value	Period *	Expense
	5/1/2007	10/31/2007	5/1/2007 — 10/31/2007	Ratio

Thrivent Moderate Allocation Fund
Actual
Class A	$1,000	$1,051	$2.48	0.48%
Institutional Class	$1,000	$1,052	$0.98	0.19%
Hypothetical **
Class A	$1,000	$1,023	$2.45	0.48%
Institutional Class	$1,000	$1,024	$0.97	0.19%

Thrivent Moderately Conservative Allocation Fund
Actual
Class A	$1,000	$1,039	$2.31	0.45%
Institutional Class	$1,000	$1,040	$1.18	0.23%
Hypothetical **
Class A	$1,000	$1,023	$2.29	0.45%
Institutional Class	$1,000	$1,024	$1.17	0.23%

Thrivent Technology Fund
Actual
Class A	$1,000	$1,182	$8.08	1.47%
Class B	$1,000	$1,178	$11.14	2.03%
Institutional Class	$1,000	$1,184	$5.29	0.96%
Hypothetical **
Class A	$1,000	$1,018	$7.48	1.47%
Class B	$1,000	$1,015	$10.31	2.03%
Institutional Class	$1,000	$1,020	$4.89	0.96%

Thrivent Partner Small Cap Growth Fund
Actual
Class A	$1,000	$1,099	$7.14	1.35%
Institutional Class	$1,000	$1,100	$5.40	1.02%
Hypothetical **
Class A	$1,000	$1,018	$6.87	1.35%
Institutional Class	$1,000	$1,020	$5.19	1.02%

Thrivent Partner Small Cap Value Fund
Actual
Class A	$1,000	$986	$6.56	1.31%
Class B	$1,000	$981	$11.38	2.28%
Institutional Class	$1,000	$989	$3.46	0.69%
Hypothetical **
Class A	$1,000	$1,019	$6.67	1.31%
Class B	$1,000	$1,014	$11.57	2.28%
Institutional Class	$1,000	$1,022	$3.52	0.69%

Thrivent Small Cap Stock Fund
Actual
Class A	$1,000	$1,064	$6.55	1.26%
Class B	$1,000	$1,059	$12.50	2.41%
Institutional Class	$1,000	$1,067	$3.70	0.71%
Hypothetical **
Class A	$1,000	$1,019	$6.41	1.26%
Class B	$1,000	$1,013	$12.23	2.41%
Institutional Class	$1,000	$1,022	$3.62	0.71%

Thrivent Small Cap Index Fund
Actual
Class A	$1,000	$1,024	$4.85	0.95%
Hypothetical **
Class A	$1,000	$1,020	$4.84	0.95%

	Beginning	Ending	Expenses
	Account	Account	Paid During	Annualized
	Value	Value	Period *	Expense
	5/1/2007	10/31/2007	5/1/2007 — 10/31/2007	Ratio

Thrivent Mid Cap Growth Fund
Actual
Class A	$1,000	$1,159	$6.26	1.15%
Class B	$1,000	$1,153	$12.48	2.30%
Institutional Class	$1,000	$1,163	$2.51	0.46%
Hypothetical **
Class A	$1,000	$1,019	$5.85	1.15%
Class B	$1,000	$1,014	$11.67	2.30%
Institutional Class	$1,000	$1,023	$2.35	0.46%

Thrivent Partner Mid Cap Value Fund
Actual
Class A	$1,000	$986	$6.26	1.25%
Institutional Class	$1,000	$987	$5.06	1.01%
Hypothetical **
Class A	$1,000	$1,019	$6.36	1.25%
Institutional Class	$1,000	$1,020	$5.14	1.01%

Thrivent Mid Cap Stock Fund
Actual
Class A	$1,000	$1,023	$5.86	1.15%
Class B	$1,000	$1,018	$11.75	2.31%
Institutional Class	$1,000	$1,026	$3.52	0.69%
Hypothetical **
Class A	$1,000	$1,019	$5.85	1.15%
Class B	$1,000	$1,014	$11.72	2.31%
Institutional Class	$1,000	$1,022	$3.52	0.69%

Thrivent Mid Cap Index Fund
Actual
Class A	$1,000	$1,040	$4.63	0.90%
Hypothetical **
Class A	$1,000	$1,021	$4.58	0.90%

Thrivent Mid Cap Index Fund - I
Actual
Institutional Class	$1,000	$1,042	$3.19	0.62%
Hypothetical **
Institutional Class	$1,000	$1,022	$3.16	0.62%

Thrivent Partner International Stock Fund
Actual
Class A	$1,000	$1,095	$6.76	1.28%
Class B	$1,000	$1,088	$12.69	2.41%
Institutional Class	$1,000	$1,098	$3.70	0.70%
Hypothetical **
Class A	$1,000	$1,019	$6.51	1.28%
Class B	$1,000	$1,013	$12.23	2.41%
Institutional Class	$1,000	$1,022	$3.57	0.70%

Thrivent Large Cap Growth Fund
Actual
Class A	$1,000	$1,134	$6.29	1.17%
Class B	$1,000	$1,131	$9.77	1.82%
Institutional Class	$1,000	$1,136	$4.31	0.80%
Hypothetical **
Class A	$1,000	$1,019	$5.96	1.17%
Class B	$1,000	$1,016	$9.25	1.82%
Institutional Class	$1,000	$1,021	$4.08	0.80%

	Beginning	Ending	Expenses
	Account	Account	Paid During	Annualized
	Value	Value	Period *	Expense
	5/1/2007	10/31/2007	5/1/2007 — 10/31/2007	Ratio

Thrivent Large Cap Value Fund
Actual
Class A	$1,000	$1,040	$4.99	0.97%
Class B	$1,000	$1,034	$10.82	2.11%
Institutional Class	$1,000	$1,043	$2.52	0.49%
Hypothetical **
Class A	$1,000	$1,020	$4.94	0.97%
Class B	$1,000	$1,015	$10.71	2.11%
Institutional Class	$1,000	$1,023	$2.50	0.49%

Thrivent Large Cap Stock Fund
Actual
Class A	$1,000	$1,077	$5.23	1.00%
Class B	$1,000	$1,072	$9.87	1.89%
Institutional Class	$1,000	$1,079	$2.93	0.56%
Hypothetical **
Class A	$1,000	$1,020	$5.09	1.00%
Class B	$1,000	$1,016	$9.60	1.89%
Institutional Class	$1,000	$1,022	$2.85	0.56%

Thrivent Large Cap Index Fund
Actual
Class A	$1,000	$1,052	$3.10	0.60%
Hypothetical **
Class A	$1,000	$1,022	$3.06	0.60%

Thrivent Large Cap Index Fund - I
Actual
Institutional Class	$1,000	$1,054	$2.28	0.44%
Hypothetical **
Institutional Class	$1,000	$1,023	$2.24	0.44%

Thrivent Balanced Fund
Actual
Class A	$1,000	$1,056	$5.49	1.06%
Class B	$1,000	$1,050	$10.65	2.06%
Institutional Class	$1,000	$1,059	$3.11	0.60%
Hypothetical **
Class A	$1,000	$1,020	$5.40	1.06%
Class B	$1,000	$1,015	$10.46	2.06%
Institutional Class	$1,000	$1,022	$3.06	0.60%

Thrivent High Yield Fund
Actual
Class A	$1,000	$1,000	$4.29	0.85%
Class B	$1,000	$996	$8.70	1.73%
Institutional Class	$1,000	$1,003	$2.22	0.44%
Hypothetical **
Class A	$1,000	$1,021	$4.33	0.85%
Class B	$1,000	$1,016	$8.79	1.73%
Institutional Class	$1,000	$1,023	$2.24	0.44%

Thrivent Municipal Bond Fund
Actual
Class A	$1,000	$1,012	$3.95	0.78%
Class B	$1,000	$1,008	$7.44	1.47%
Institutional Class	$1,000	$1,013	$2.44	0.48%
Hypothetical **
Class A	$1,000	$1,021	$3.97	0.78%
Class B	$1,000	$1,018	$7.48	1.47%
Institutional Class	$1,000	$1,023	$2.45	0.48%

	Beginning	Ending	Expenses
	Account	Account	Paid During	Annualized
	Value	Value	Period *	Expense
	5/1/2007	10/31/2007	5/1/2007 — 10/31/2007	Ratio

Thrivent Income Fund
Actual
Class A	$1,000	$1,006	$4.04	0.80%
Class B	$1,000	$1,001	$8.22	1.63%
Institutional Class	$1,000	$1,008	$1.92	0.38%
Hypothetical **
Class A	$1,000	$1,021	$4.08	0.80%
Class B	$1,000	$1,017	$8.29	1.63%
Institutional Class	$1,000	$1,023	$1.94	0.38%

Thrivent Core Bond Fund
Actual
Class A	$1,000	$1,008	$4.71	0.93%
Class B	$1,000	$1,003	$9.85	1.95%
Institutional Class	$1,000	$1,011	$2.53	0.50%
Hypothetical **
Class A	$1,000	$1,021	$4.74	0.93%
Class B	$1,000	$1,015	$9.91	1.95%
Institutional Class	$1,000	$1,023	$2.55	0.50%

Thrivent Limited Maturity Bond Fund
Actual
Class A	$1,000	$1,017	$3.56	0.70%
Class B	$1,000	$1,016	$4.52	0.89%
Institutional Class	$1,000	$1,019	$1.83	0.36%
Hypothetical **
Class A	$1,000	$1,022	$3.57	0.70%
Class B	$1,000	$1,021	$4.53	0.89%
Institutional Class	$1,000	$1,023	$1.84	0.36%

Thrivent Money Market Fund
Actual
Class A	$1,000	$1,025	$2.86	0.56%
Class B	$1,000	$1,022	$5.15	1.01%
Institutional Class	$1,000	$1,026	$1.79	0.35%
Hypothetical **
Class A	$1,000	$1,022	$2.85	0.56%
Class B	$1,000	$1,020	$5.14	1.01%
Institutional Class	$1,000	$1,023	$1.79	0.35%

* Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

** Assuming 5% total return before expenses

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of
the Thrivent Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Thrivent Aggressive Allocation Fund, Thrivent Moderately Aggressive Allocation Fund, Thrivent Moderate Allocation Fund, Thrivent Moderately Conservative Allocation Fund, Thrivent Technology Fund, Thrivent Partner Small Cap Growth Fund, Thrivent Partner Small Cap Value Fund, Thrivent Small Cap Stock Fund, Thrivent Small Cap Index Fund, Thrivent Mid Cap Growth Fund, Thrivent Partner Mid Cap Value Fund, Thrivent Mid Cap Stock Fund, Thrivent Mid Cap Index Fund, Thrivent Mid Cap Index Fund-I, Thrivent Partner International Stock Fund, Thrivent Large Cap Growth Fund, Thrivent Large Cap Value Fund, Thrivent Large Cap Stock Fund, Thrivent Large Cap Index Fund, Thrivent Large Cap Index Fund-I, Thrivent Balanced Fund, Thrivent High Yield Fund, Thrivent Municipal Bond Fund, Thrivent Income Fund, Thrivent Core Bond Fund, Thrivent Limited Maturity Bond Fund, and Thrivent Money Market Fund (twenty-seven of the Thrivent Mutual Funds, hereafter referred to as the “Funds”) at October 31, 2007, the results of each of their operations, changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

December 17, 2007

Aggressive Allocation Fund
Schedule of Investments as of October 31, 2007

Shares		Value	Percentage

Equity Funds (91.0%)
1,689,719	Thrivent Partner Small Cap Growth Fund	$23,656,063	6.0%
958,340	Thrivent Partner Small Cap Value Fund	16,387,607	4.2
1,396,962	Thrivent Small Cap Stock Fund #	28,805,358	7.4
684,364	Thrivent Mid Cap Growth Fund #	14,357,962	3.7
985,802	Thrivent Partner Mid Cap Value Fund	12,785,858	3.3
1,470,972	Thrivent Mid Cap Stock Fund	28,154,410	7.2
5,149,652	Thrivent Partner International Stock Fund	83,475,862	21.4
12,112,728	Thrivent Large Cap Growth Fund	83,941,207	21.5
1,472,237	Thrivent Large Cap Value Fund	26,603,332	6.8
1,172,303	Thrivent Large Cap Stock Fund	37,033,043	9.5

	Total Equity Funds
	(cost $301,151,650)	355,200,702

Debt Funds (7.8%)
1,219,523	Thrivent High Yield Fund	6,146,398	1.6
2,443,505	Thrivent Income Fund	20,745,356	5.3
290,348	Thrivent Limited Maturity Bond Fund	3,638,056	0.9

	Total Debt Funds
	(cost $30,513,306)	30,529,810

Short-Term Investments (1.3%)
5,177,999	Thrivent Money Market Fund	5,177,999	1.3

	Total Short-Term Investments
	(cost $5,177,999)	5,177,999

	Total Investments
	(cost $336,842,955) 100.1%	$390,908,511

	Other Assets and Liabilities,
	Net (0.1%)	(328,064)

	Total Net Assets 100.0%	$390,580,447

# Non-income producing security.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$53,640,547
Gross unrealized depreciation	(11,277)

Net unrealized appreciation (depreciation)	$53,629,270
Cost for federal income tax purposes	$337,279,241

The accompanying Notes to Financial Statements are an integral part of this schedule.

64

Moderately Aggressive Allocation Fund
Schedule of Investments as of October 31, 2007

Shares		Value	Percentage

Equity Funds (77.7%)
2,001,571	Thrivent Partner Small Cap Growth Fund	$28,021,999	3.0%
1,014,385	Thrivent Partner Small Cap Value Fund	17,345,977	1.9
1,762,476	Thrivent Small Cap Stock Fund #	36,342,259	3.9
691,927	Thrivent Mid Cap Growth Fund #	14,516,628	1.6
997,962	Thrivent Partner Mid Cap Value Fund	12,943,571	1.4
1,868,758	Thrivent Mid Cap Stock Fund	35,768,035	3.9
8,134,917	Thrivent Partner International Stock Fund	131,867,007	14.2
22,556,473	Thrivent Large Cap Growth Fund	156,316,355	16.8
6,977,289	Thrivent Large Cap Value Fund	126,079,605	13.6
4,260,200	Thrivent Large Cap Stock Fund	134,579,715	14.5
2,108,912	Thrivent Real Estate Securities Fund	26,888,622	2.9

	Total Equity Funds
	(cost $619,380,221)	720,669,773

Debt Funds (18.6%)
3,460,948	Thrivent High Yield Fund	17,443,177	1.9
14,184,621	Thrivent Income Fund	120,427,429	12.9
2,806,533	Thrivent Limited Maturity Bond Fund	35,165,854	3.8

	Total Debt Funds
	(cost $173,175,129)	173,036,460

Short-Term Investments (3.7%)
34,776,744	Thrivent Money Market Fund	34,776,744	3.7

	Total Short-Term Investments
	(cost $34,776,744)	34,776,744

	Total Investments
	(cost $827,332,094) 100.0%	$928,482,977

	Other Assets and Liabilities,
	Net (0.0%)	(416,542)

	Total Net Assets 100.0%	$928,066,435

# Non-income producing security.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$100,266,104
Gross unrealized depreciation	(184,399)

Net unrealized appreciation (depreciation)	$100,081,705
Cost for federal income tax purposes	$828,401,272

The accompanying Notes to Financial Statements are an integral part of this schedule.

65

Moderate Allocation Fund
Schedule of Investments as of October 31, 2007

Shares		Value	Percentage

Equity Funds (58.1%)
909,883	Thrivent Partner Small Cap Growth Fund	$12,738,369	1.5%
460,466	Thrivent Partner Small Cap Value Fund	7,873,970	0.9
663,859	Thrivent Small Cap Stock Fund #	13,688,783	1.6
435,773	Thrivent Mid Cap Growth Fund #	9,142,524	1.0
629,362	Thrivent Partner Mid Cap Value Fund	8,162,829	0.9
1,325,260	Thrivent Mid Cap Stock Fund	25,365,467	2.9
5,492,884	Thrivent Partner International Stock Fund	89,039,652	10.2
18,073,384	Thrivent Large Cap Growth Fund	125,248,551	14.4
4,711,521	Thrivent Large Cap Value Fund	85,137,182	9.8
3,239,275	Thrivent Large Cap Stock Fund	102,328,711	11.7
2,156,704	Thrivent Real Estate Securities Fund	27,497,973	3.2

	Total Equity Funds
	(cost $434,685,345)	506,224,011

Debt Funds (34.1%)
3,357,053	Thrivent High Yield Fund	16,919,546	1.9
19,441,934	Thrivent Income Fund	165,062,022	18.9
9,235,008	Thrivent Limited Maturity Bond Fund	115,714,654	13.3

	Total Debt Funds
	(cost $298,221,957)	297,696,222

Short-Term Investments (7.8%)
67,606,196	Thrivent Money Market Fund	67,606,196	7.8

	Total Short-Term Investments
	(cost $67,606,196)	67,606,196

	Total Investments
	(cost $800,513,498) 100.0%	$871,526,429

	Other Assets and Liabilities,
	Net (0.0%)	(384,041)

	Total Net Assets 100.0%	$871,142,388

# Non-income producing security.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$69,362,007
Gross unrealized depreciation	(693,466)

Net unrealized appreciation (depreciation)	$68,668,541
Cost for federal income tax purposes	$802,857,888

The accompanying Notes to Financial Statements are an integral part of this schedule.

66

Moderately Conservative Allocation Fund
Schedule of Investments as of October 31, 2007

Shares		Value	Percentage

Equity Funds (38.3%)
458,799	Thrivent Small Cap Stock Fund #	$9,460,435	3.0%
321,973	Thrivent Mid Cap Stock Fund	6,162,563	2.0
1,199,354	Thrivent Partner International Stock Fund	19,441,529	6.2
4,474,339	Thrivent Large Cap Growth Fund	31,007,166	9.8
1,114,662	Thrivent Large Cap Value Fund	20,141,951	6.4
773,314	Thrivent Large Cap Stock Fund	24,428,984	7.7
779,481	Thrivent Real Estate Securities Fund	9,938,388	3.2

	Total Equity Funds
	(cost $103,531,010)	120,581,016

Debt Funds (51.5%)
1,276,026	Thrivent High Yield Fund	6,431,169	2.0
5,510,716	Thrivent Income Fund	46,785,979	14.8
8,731,554	Thrivent Limited Maturity Bond Fund	109,406,365	34.7

	Total Debt Funds
	(cost $162,869,309)	162,623,513

Short-Term Investments (10.2%)
32,162,304	Thrivent Money Market Fund	32,162,304	10.2

	Total Short-Term Investments
	(cost $32,162,304)	32,162,304

	Total Investments
	(cost $298,562,623) 100.0%	$315,366,833

	Other Assets and Liabilities,
	Net (0.0%)	(130,812)

	Total Net Assets 100.0%	$315,236,021

# Non-income producing security.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$16,790,671
Gross unrealized depreciation	(269,641)

Net unrealized appreciation (depreciation)	$16,521,030
Cost for federal income tax purposes	$298,845,803

The accompanying Notes to Financial Statements are an integral part of this schedule.

67

Technology Fund
Schedule of Investments as of October 31, 2007

Shares	Common Stock (95.8%)	Value	Shares	Common Stock (95.8%)	Value

Communications Equipment (24.2%)			IT Consulting & Services (3.3%)

100,500	Cisco Systems, Inc. #	$3,322,530	15,600	Accenture, Ltd.	$609,180
46,400	Corning, Inc.	1,126,128	23,000	Cognizant Technology Solutions
26,000	F5 Networks, Inc. #	936,780		Corporation #	953,580

32,300	Foundry Networks, Inc. #	682,822		Total IT Consulting
33,700	JDS Uniphase Corporation #	514,262		& Services	1,562,760

53,600	Juniper Networks, Inc. #	1,929,600
31,600	Motorola, Inc. *	593,764	Semiconductors & Semiconductor
40,850	OpNext, Inc. #	486,115	Equipment (13.4%)
40,500	QUALCOMM, Inc.	1,730,565	28,700	Broadcom Corporation #	934,185

	Total Communications		42,300	Integrated Device
	Equipment	11,322,566		Technology, Inc. #	568,089

			75,900	Intel Corporation	2,041,710
Computers & Peripherals (13.9%)			24,000	Intersil Corporation	728,160
13,900	Apple Computer, Inc. #	2,640,305	24,800	Maxim Integrated Products, Inc.	672,080
46,700	Brocade Communications #	444,117	87,800	PMC-Sierra, Inc. #*	791,078
113,500	EMC Corporation #	2,881,765	41,600	Teradyne, Inc. #	513,344

24,800	Emulex Corporation #	537,168		Total Semiconductors &

	Total Computers			Semiconductor Equipment	6,248,646

	& Peripherals	6,503,355

			Software (18.6%)
Consumer Discretionary (1.3%)			34,100	Adobe Systems, Inc. #	1,633,390
16,800	Scientific Games Corporation #*	607,320	9,400	Cognos, Inc. #	473,102

	Total Consumer		24,200	Commvault Systems, Inc. #	492,228
	Discretionary	607,320	112,300	Compuware Corporation #	1,123,000

			14,800	Fair Isaac Corporation	561,216
Financials (0.8%)			63,400	Lawson Software, Inc. #	715,786
8,100	Digital Realty Trust, Inc.	356,319	59,300	Microsoft Corporation	2,182,833

	Total Financials	356,319	41,000	Nuance Communications, Inc. #*	906,510

			64,600	TIBCO Software, Inc. #	593,028

Health Care (4.6%)				Total Software	8,681,093

5,200	Beckman Coulter, Inc.	368,264
11,900	NuVasive, Inc. #	509,201	Telecommunications Services (2.7%)
7,500	Shire Pharmaceuticals		10,500	America Movil SA de CV ADR	686,595
	Group plc ADR	563,625	9,500	NII Holdings, Inc. #	551,000

21,500	Vertex Pharmaceuticals, Inc. #	695,310		Total Telecommunications

	Total Health Care	2,136,400		Services	1,237,595

Internet Software & Services (13.0%)				Total Common Stock
24,200	eBay, Inc. #	873,620		(cost $38,701,296)	44,741,911

4,200	Google, Inc. #	2,969,400
29,300	VeriSign, Inc. #	998,837
40,000	Yahoo!, Inc. #	1,244,000

	Total Internet
	Software & Services	6,085,857

The accompanying Notes to Financial Statements are an integral part of this schedule.

68

Technology Fund
Schedule of Investments as of October 31, 2007

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (6.4%)	Rate (+)	Date	Value

3,005,900	Thrivent Financial Securities Lending Trust	5.050%	N/A	$3,005,900

	Total Collateral Held for Securities Loaned
	(cost $3,005,900)			3,005,900

		Interest	Maturity
Shares	Short-Term Investments (2.7%)	Rate (+)	Date	Value

1,246,466	Thrivent Money Market Fund	5.020%	N/A	$1,246,466

	Total Short-Term Investments (at amortized cost)			1,246,466

	Total Investments (cost $42,953,662) 104.9%			$48,994,277

	Other Assets and Liabilities, Net (4.9%)			(2,277,795)

	Total Net Assets 100.0%			$46,716,482

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$7,013,818
Gross unrealized depreciation	(1,268,955)

Net unrealized appreciation (depreciation)	$5,744,863
Cost for federal income tax purposes	$43,249,414

The accompanying Notes to Financial Statements are an integral part of this schedule.

69

Partner Small Cap Growth Fund
Schedule of Investments as of October 31, 2007

Shares	Common Stock (96.1%)	Value	Shares	Common Stock (96.1%)	Value

Consumer Discretionary (11.4%)			13,190	Petrohawk Energy Corporation #	$244,015
22,705	BJ’s Restaurants, Inc. #*	$449,332	8,600	Willbros Group, Inc. #*	329,122

12,260	Cooper Tire & Rubber Company	273,153		Total Energy	5,304,797

9,560	Fossil, Inc. #	359,074
8,000	Gmarket, Inc. ADR #	216,400	Financials (9.8%)
13,400	GSI Commerce, Inc. #	381,766	31,804	Cohen & Steers, Inc. *	1,195,830
8,780	Iconix Brand Group, Inc. #*	200,623	18,720	DiamondRock Hospitality
16,090	Interactive Data Corporation	517,133		Company *	358,675
7,580	J. Crew Group, Inc. #	283,492	11,280	Digital Realty Trust, Inc.	496,207
8,060	Life Time Fitness, Inc. #*	488,758	11,410	Frontier Financial Corporation *	253,188
7,010	LKQ Corporation #	270,306	11,915	GFI Group, Inc. #*	1,028,503
4,630	McCormick & Schmick’s Seafood		17,349	Greenhill & Company, Inc. *	1,283,479
	Restaurants, Inc. #	78,617	8,750	Investment Technology
3,380	New Oriental Education &			Group, Inc. #	366,625
	Technology Group, Inc. ADR #	302,578	19,331	KBW, Inc. #*	585,536
5,110	Priceline.com, Inc. #*	475,741	21,323	Signature Bank #	728,180
6,760	Red Robin Gourmet Burgers, Inc. #	270,535	26,915	Texas Capital Bancshares, Inc. #	595,629
79,903	Shuffle Master, Inc. #*	1,093,073	28,600	Thomas Weisel Partners
7,180	Sotheby’s Holdings, Inc. *	388,941		Group, Inc. #*	455,026
990	Strayer Education, Inc.	184,595	14,900	Waddell & Reed Financial, Inc.	494,978

7,180	Tempur-Pedic International *	258,480		Total Financials	7,841,856

27,887	Tractor Supply Company #*	1,155,637
5,380	Under Armour, Inc. #*	334,905	Health Care (20.3%)
4,340	Volcom, Inc. #*	126,945	9,920	Alexion Pharmaceuticals, Inc. #*	758,880
16,410	WMS Industries, Inc. #	568,935	75,594	American Medical Systems
9,590	Zumiez, Inc. #*	401,437		Holdings, Inc. #*	966,847

	Total Consumer		6,760	AMERIGROUP Corporation #	236,600
	Discretionary	9,080,456	14,070	Array Biopharma, Inc. #	157,584

			12,233	ArthroCare Corporation #	793,188
Consumer Staples (1.6%)			16,190	BioMarin Pharmaceutical, Inc. #	448,949
7,585	Bare Escentuals, Inc. #*	187,350	6,920	Cepheid, Inc. #	179,090
4,840	Central European Distribution		4,220	Chemed Corporation	241,890
	Corporation #	257,391	12,664	HealthExtras, Inc. #	369,029
6,740	Chattem, Inc. #*	500,782	3,800	Healthways, Inc. #*	230,660
16,535	Flowers Foods, Inc.	362,778	7,360	Hologic, Inc. #*	499,965

	Total Consumer Staples	1,308,301	5,430	ICON plc ADR #	314,940

			16,025	Illumina, Inc. #*	899,804
Energy (6.6%)			14,200	Immucor, Inc. #	457,950
8,560	Alon USA Energy, Inc.	314,751	14,459	Integra LifeSciences Holdings
8,420	Arena Resources, Inc. #*	307,414		Corporation #*	700,828
37,795	Cal Dive International, Inc. #*	500,028	6,850	InterMune, Inc. #	136,452
13,330	Concho Resources, Inc. #	259,802	8,090	inVentiv Health, Inc. #	341,641
3,110	Core Laboratories NV #	453,873	28,540	Inverness Medical
2,650	Dawson Geophysical Company #	211,496		Innovations, Inc. #*	1,714,969
34,216	Dril-Quip, Inc. #	1,824,739	13,410	K-V Pharmaceutical Company #	420,269
7,472	Lufkin Industries, Inc.	444,285	3,300	Kyphon, Inc. #	233,904
9,615	Oil States International, Inc. #	415,272	30,541	Mentor Corporation *	1,300,130

The accompanying Notes to Financial Statements are an integral part of this schedule.

70

Partner Small Cap Growth Fund
Schedule of Investments as of October 31, 2007

Shares	Common Stock (96.1%)	Value	Shares	Common Stock (96.1%)	Value

Health Care — continued			Information Technology (25.4%)
11,732	Meridian Bioscience, Inc.	$388,195	5,040	Advent Software, Inc. #*	$278,863
8,670	MGI Pharma, Inc. #	282,469	9,580	Anadigics, Inc. #*	141,305
23,697	NuVasive, Inc. #	1,013,995	6,910	ANSYS, Inc. #*	268,177
6,900	Onyx Pharmaceuticals, Inc. #	322,299	7,170	Atheros Communications, Inc. #	251,667
10,440	PAREXEL International		24,863	Avocent Corporation #	672,047
	Corporation #	480,240	9,940	Blackboard, Inc. #	496,006
13,290	Perrigo Company	315,106	16,830	Brightpoint, Inc. #*	272,646
8,230	Progenics Pharmaceuticals, Inc. #*	190,607	13,340	Cavium Networks, Inc. #*	387,927
7,500	Sunrise Senior Living, Inc. #*	277,500	23,299	Coherent, Inc. #	764,207
8,980	TomoTherapy, Inc. #	196,393	6,590	Comscore, Inc. #	241,589
50,354	Trizetto Group, Inc. #	822,784	16,730	Comtech Group, Inc. #	359,862
4,940	United Therapeutics		17,840	Concur Technologies, Inc. #	642,954
	Corporation #*	338,094	7,470	Constant Contact, Inc. #*	186,003
4,600	Xenoport, Inc. #	225,768	9,310	Data Domain, Inc. #*	321,381

	Total Health Care	16,257,019	9,585	Double-Take Software, Inc. #	228,411

			39,376	Euronet Worldwide, Inc. #*	1,261,213
Industrials (15.6%)			6,610	Faro Technologies, Inc. #	190,104
34,259	AAR Corporation #	1,098,001	7,020	FLIR Systems, Inc. #*	487,118
8,600	Actuant Corporation *	593,228	6,050	FormFactor, Inc. #	236,616
7,480	Aecom Technology Corporation #	252,600	27,600	Foundry Networks, Inc. #	583,464
2,430	Bucyrus International, Inc.	200,475	17,514	Harris Stratex Networks, Inc. #	334,868
30,553	CoStar Group, Inc. #	1,756,798	7,300	Heartland Payment Systems, Inc. *	219,000
17,743	CRA International, Inc. #	918,733	71,793	Informatica Corporation #	1,226,224
21,243	Forward Air Corporation	693,159	46,402	Intermec, Inc. #*	1,179,539
			3,450	Itron, Inc. #	370,840
7,370	FTI Consulting, Inc. #	400,191
			9,450	Jack Henry & Associates, Inc.	276,129
17,687	Gardner Denver, Inc. #	639,031
			21,640	MasTec, Inc. #	341,696
2,700	Grupo Aeroportuario del Sureste
			18,910	Mentor Graphics Corporation #	302,938
	SAB de CV ADR	161,028
			6,740	MICROS Systems, Inc. #	484,067
7,910	Horizon Lines, Inc.	248,849
			13,090	Net 1 UEPS Technology, Inc. #*	419,142
5,830	Huron Consulting Group, Inc. #	407,400
			4,780	Nuance Communications, Inc. #	105,686
9,710	IDEX Corporation	343,928
			32,250	Omniture, Inc. #*	1,101,660
7,400	JA Solar Holdings Company,
			8,110	ON Semiconductor Corporation #	82,722
	Ltd. ADR #*	426,240
			29,619	Perficient, Inc. #	558,318
20,432	Ladish Company, Inc. #	937,624
			6,220	Quality Systems, Inc. *	225,351
10,640	Orbital Sciences Corporation #	271,639
			24,430	Semtech Corporation #	417,997
5,690	Perini Corporation #	326,322
			8,050	Silicon Laboratories, Inc. #	351,785
25,003	Polypore International, Inc. #	429,051
			5,510	Synchronoss Technologies, Inc. #*	220,400
4,900	RBC Bearings, Inc. #	196,931
			13,840	Take-Two Interactive
2,780	Robbins & Myers, Inc.	200,994
				Software, Inc. #*	259,915
8,670	The Geo Group, Inc. #	274,232	5,700	Ultimate Software Group, Inc. #	196,707
4,700	TransDigm Group, Inc. #	213,944	80,184	ValueClick, Inc. #	2,180,201
4,810	Triumph Group, Inc.	382,972	27,791	Veraz Networks, Inc. #*	222,884
9,070	Wabtec Corporation	340,397	17,051	ViaSat, Inc. #	520,056
11,370	Waste Connections, Inc. #	384,420	9,870	VistaPrint, Ltd. #*	469,516

5,970	Woodward Governor Company *	399,990		Total Information

	Total Industrials	12,498,177		Technology	20,339,201

The accompanying Notes to Financial Statements are an integral part of this schedule.

71

Partner Small Cap Growth Fund
Schedule of Investments as of October 31, 2007

Shares	Common Stock (96.1%)	Value	Shares	Common Stock (96.1%)	Value

Materials (2.9%)			Telecommunications Services (2.0%)
7,590	Century Aluminum Company #	$441,662	33,581	NeuStar, Inc. #	$1,148,470
4,990	Greif, Inc.	317,364	18,450	Time Warner Telecom, Inc. #	428,778

13,070	H.B. Fuller Company	384,650		Total Telecommunications
7,200	Silgan Holdings, Inc.	392,904		Services	1,577,248

11,970	Terra Industries, Inc. #	441,573
7,630	Zoltek Companies, Inc. #*	337,628	Utilities (0.5%)

	Total Materials	2,315,781	6,500	ITC Holdings Corporation	372,060

				Total Utilities	372,060

				Total Common Stock
				(cost $66,751,643)	76,894,896

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (32.1%)	Rate (+)	Date	Value

25,651,383	Thrivent Financial Securities Lending Trust	5.050%	N/A	$25,651,383

	Total Collateral Held for Securities Loaned
	(cost $25,651,383)			25,651,383

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (3.7%)	Rate (+)	Date	Value

$1,785,000	Federal Home Loan Bank	4.401%	11/1/2007	$1,785,000
1,200,706	Thrivent Money Market Fund	5.020	N/A	1,200,706

	Total Short-Term Investments (at amortized cost)			2,985,706

	Total Investments (cost $95,388,732) 131.9%			$105,531,985

	Other Assets and Liabilities, Net (31.9%)			(25,542,215)

	Total Net Assets 100.0%			$79,989,770

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$12,319,942
Gross unrealized depreciation	(2,536,515)

Net unrealized appreciation (depreciation)	$9,783,427
Cost for federal income tax purposes	$95,748,558

The accompanying Notes to Financial Statements are an integral part of this schedule.

72

Partner Small Cap Value Fund
Schedule of Investments as of October 31, 2007

Shares	Common Stock (97.0%)	Value	Shares	Common Stock (97.0%)	Value

Consumer Discretionary (9.9%)			32,700	W-H Energy Services, Inc. #	$1,882,212
74,600	Aaron Rents, Inc.	$1,580,028	36,900	Whiting Petroleum
48,500	Building Materials Holding			Corporation #	1,994,814

	Corporation *	381,210		Total Energy	11,888,120

29,300	Cavco Industries, Inc. #	1,151,783
17,300	Courier Corporation	653,767	Financials (18.9%)
28,200	CSS Industries, Inc.	1,116,720	65,900	Ares Capital Corporation *	1,096,576
51,100	Dixie Group, Inc. #	500,780	29,100	Boston Private Financial
31,000	Dorman Products, Inc. #	436,480		Holdings, Inc. *	836,916
10,400	Drew Industries, Inc. #	411,632	93,700	Cedar Shopping Centers, Inc.	1,204,045
39,100	Fred’s, Inc.	414,460	36,800	Compass Diversified Trust	592,848
17,000	Fuel Systems Solutions, Inc. #	319,770	32,400	East West Bancorp, Inc.	1,093,176
68,100	Haverty Furniture		7,600	Employers Holdings, Inc.	145,616
	Companies, Inc. *	578,850	58,700	First Financial Fund, Inc.	723,184
51,100	Journal Register Company *	114,975	39,600	Glacier Bancorp, Inc. *	805,464
28,700	M/I Homes, Inc. *	476,420	51,600	Hercules Technology Growth
24,100	Matthews International			Capital, Inc. *	662,028
	Corporation	1,098,237	26,500	Home Bancshares, Inc. *	564,980
19,500	Meritage Homes Corporation #*	313,755	54,500	Kohlberg Capital Corporation	701,960
5,600	Orient Express Hotels, Ltd.	362,880	34,000	LaSalle Hotel Properties *	1,404,880
81,000	Regent Communications, Inc. #	186,300	2,200	Markel Corporation #	1,195,084
25,800	Ruby Tuesday, Inc. *	412,026	49,600	Max Re Capital, Ltd. *	1,403,184
49,900	Saga Communications, Inc. #	364,270	1	Merrill Lynch & Company, Inc.	23
58,000	Shiloh Industries, Inc.	609,580	23,500	Midland Company	1,495,070
35,500	Stanley Furniture Company, Inc. *	484,930	38,000	National Health Realty, Inc.	817,000
40,900	Steak n Shake Company #*	619,635	20,000	National Interstate Corporation	640,000
83,900	Stein Mart, Inc. *	551,223	25,700	Parkway Properties, Inc.	1,105,100
44,800	Winnebago Industries, Inc. *	1,154,944	11,300	Piper Jaffray Companies #	580,820

	Total Consumer		33,400	Potlatch Corporation *	1,591,844
	Discretionary	14,294,655	45,000	ProAssurance Corporation #	2,481,300

			51,800	ProCentury Corporation	770,266
Consumer Staples (2.2%)			30,800	Sandy Spring Bancorp, Inc. *	915,376
103,200	Alliance One International, Inc. #	673,896	32,700	Seabright Insurance Holdings #	545,436
26,000	Casey’s General Stores, Inc.	741,000	28,400	Strategic Hotel Capital, Inc. *	620,256
32,100	Nash Finch Company *	1,202,145	27,300	SVB Financial Group #	1,413,867
23,600	Winn-Dixie Stores, Inc. #*	557,904	24,300	Washington Real Estate

	Total Consumer Staples	3,174,945		Investment Trust *	855,846

			25,200	Wintrust Financial Corporation *	925,848

Energy (8.3%)				Total Financials	27,187,993

15,800	Atwood Oceanics, Inc. #	1,330,992
16,500	Carbo Ceramics, Inc. *	741,180	Health Care (5.8%)
41,800	Forest Oil Corporation #*	2,031,062	10,100	Analogic Corporation	577,215
54,100	Geomet, Inc. #*	284,025	48,300	Capital Senior Living
33,000	Hercules Offshore, Inc. #*	892,320		Corporation #	431,802
75,000	Mariner Energy, Inc. #	1,875,000	77,000	Momenta Pharmaceuticals, Inc. #*	1,001,770
43,500	TETRA Technologies, Inc. #	856,515	15,300	Myriad Genetics, Inc. #*	847,008

The accompanying Notes to Financial Statements are an integral part of this schedule.

73

Partner Small Cap Value Fund
Schedule of Investments as of October 31, 2007

Shares	Common Stock (97.0%)	Value	Shares	Common Stock (97.0%)	Value

Health Care — continued			Information Technology (9.7%)
21,300	National Healthcare		48,100	Advanced Energy
	Corporation *	$1,060,740		Industries, Inc. #	$769,600
50,200	Owens & Minor, Inc.	2,035,108	18,000	ATMI, Inc. #	578,520
145,000	Panacos Pharmaceuticals, Inc. #*	362,500	62,879	Brooks Automation, Inc. #	816,169
22,500	Pharmion Corporation #	1,082,700	52,100	Catapult Communications
23,400	West Pharmaceutical			Corporation #*	387,103
	Services, Inc. *	967,356	88,100	GSI Group, Inc. #	828,140

	Total Health Care	8,366,199	148,600	LookSmart, Ltd. #	374,472

			21,700	Methode Electronics, Inc.	272,118
Industrials (24.6%)			111,000	MPS Group, Inc. #	1,355,310
45,400	Accuride Corporation #	463,080	54,500	Nextest Systems Corporation #	735,205
17,600	Ameron International		62,000	Palm, Inc. *	559,240
	Corporation	1,898,512	45,400	Progress Software Corporation #	1,485,034
65,500	Beacon Roofing Supply, Inc. #*	588,845	216,000	Safeguard Scientifics, Inc. #*	507,600
34,700	Belden, Inc. *	2,021,969	31,800	SPSS, Inc. #	1,208,400
63,000	Builders Firstsource, Inc. #*	456,750	46,800	StarTek, Inc.	503,100
41,600	C&D Technologies, Inc. #*	200,512	68,700	TNS, Inc.	1,109,505
11,400	Cascade Corporation	717,972	73,400	Wind River Systems, Inc. #	918,234
29,900	Circor International, Inc.	1,501,877	37,900	Xyratex, Ltd. #	647,332
43,000	Dollar Thrifty Automotive		300,400	Zarlink Semiconductor, Inc. #*	387,516
	Group, Inc. #	1,483,500	46,300	Zygo Corporation #	544,488

10,500	EDO Corporation *	609,000		Total Information
59,500	Electro Rent Corporation	860,370		Technology	13,987,086

21,300	Franklin Electric Company, Inc. *	928,041
33,200	FTI Consulting, Inc. #*	1,802,760	Materials (11.2%)
30,800	G & K Services, Inc.	1,248,632	30,300	Airgas, Inc.	1,529,241
51,100	Genesee & Wyoming, Inc. #	1,498,252	45,300	American Vanguard
20,000	Genlyte Group, Inc. #	1,302,000		Corporation *	804,981
49,700	Gibraltar Industries, Inc.	895,594	50,900	AptarGroup, Inc.	2,275,230
54,500	Hub Group, Inc. #	1,382,665	27,700	Arch Chemicals, Inc.	1,263,674
37,650	IDEX Corporation	1,333,563	16,100	Carpenter Technology
45,400	Insituform Technologies, Inc. #*	638,324		Corporation	2,333,051
48,300	Kirby Corporation #	2,206,344	21,400	Chesapeake Corporation	158,574
16,100	LSI Industries, Inc.	304,290	8,700	Deltic Timber Corporation	486,504
51,500	McGrath Rentcorp	1,765,420	22,600	Florida Rock Industries, Inc.	1,422,218
33,700	Nordson Corporation	1,802,950	31,000	Innospec, Inc.	659,990
21,500	School Specialty, Inc. #	725,625	44,800	Metal Management, Inc.	2,355,136
44,400	Sterling Construction		14,700	Minerals Technologies, Inc.	1,032,234
	Company, Inc. #	1,103,784	54,100	Myers Industries, Inc.	1,146,379
23,200	Universal Forest Products, Inc.	830,792	55,300	Wausau-Mosinee Paper
87,300	Vitran Corporation, Inc. #	1,220,454		Corporation	553,553

36,600	Waste Connections, Inc. #	1,237,446		Total Materials	16,020,765

33,600	Woodward Governor Company *	2,251,200

	Total Industrials	35,280,523

The accompanying Notes to Financial Statements are an integral part of this schedule.

74

Partner Small Cap Value Fund
Schedule of Investments as of October 31, 2007

Shares	Common Stock (97.0%)	Value	Shares	Common Stock (97.0%)	Value

Telecommunications Services (1.3%)			39,700	El Paso Electric Company #*	$966,695
111,000	Kratos Defense & Security		16,500	Empire District Electric
	Solutions, Inc. #	$300,810		Company *	396,825
93,700	Premiere Global Services, Inc. #	1,544,176	40,100	Southwest Gas Corporation	1,193,376

	Total Telecommunications		31,200	UniSource Energy Corporation	989,664
	Services	1,844,986	30,100	Vectren Corporation	844,004

				Total Utilities	7,368,013

Utilities (5.1%)

34,700	Black Hills Corporation *	1,541,374		Total Common Stock
54,500	Cleco Corporation *	1,436,075		(cost $115,342,120)	139,413,285

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (27.1%)	Rate (+)	Date	Value

38,943,138	Thrivent Financial Securities Lending Trust	5.050%	N/A	$38,943,138

	Total Collateral Held for Securities Loaned
	(cost $38,943,138)			38,943,138

		Interest	Maturity
Shares	Short-Term Investments (2.9%)	Rate (+)	Date	Value

4,123,694	Thrivent Money Market Fund	5.020%	N/A	$4,123,694

	Total Short-Term Investments (at amortized cost)			4,123,694

	Total Investments (cost $158,408,952) 127.0%			$182,480,117

	Other Assets and Liabilities, Net (27.0%)			(38,753,111)

	Total Net Assets 100.0%			$143,727,006

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$36,297,252
Gross unrealized depreciation	(12,538,100)

Net unrealized appreciation (depreciation)	$23,579,152
Cost for federal income tax purposes	$158,720,965

The accompanying Notes to Financial Statements are an integral part of this schedule.

75

Small Cap Stock Fund
Schedule of Investments as of October 31, 2007

Shares	Common Stock (94.9%)	Value	Shares	Common Stock (94.9%)	Value

Consumer Discretionary (10.7%)			13,000	Ralcorp Holdings, Inc. #	$731,900
79,700	Aeropostale, Inc. #±	$1,825,130	40,600	United Natural Foods, Inc. #	1,174,964

28,700	Aftermarket Technology			Total Consumer Staples	30,828,749

	Corporation #	990,724
62,800	Burger King Holdings, Inc.	1,660,432	Energy (4.3%)
18,200	Capella Education Company #	1,128,400	64,200	Arena Resources, Inc. #*	2,343,942
26,600	Chipotle Mexican Grill, Inc. #	3,280,312	214,200	Brigham Exploration Company #*	1,578,654
47,800	Crocs, Inc. #*	3,573,050	30,500	Denbury Resources, Inc. #*	1,726,300
8,200	Desarrolladora Homex ADR #	463,382	78,200	Input/Output, Inc. #*	1,184,730
37,200	DeVry, Inc.	2,034,468	31,700	Oil States International, Inc. #	1,369,123
85,800	DreamWorks Animation		41,200	Penn Virginia Corporation	1,994,080
	SKG, Inc. #	2,793,648	167,062	Petrohawk Energy Corporation #	3,090,647
44,900	Fossil, Inc. #	1,686,444	57,500	Petroleum Development
126,300	Fuqi International, Inc. #	1,040,712		Corporation #	2,611,650
63,000	GameStop Corporation #	3,730,860	39,828	Range Resources Corporation	1,789,472
64,700	Hasbro, Inc. *	1,931,295	39,800	Southwestern Energy Company #	2,058,854
16,800	ITT Educational Services, Inc. #	2,136,792	58,800	Tesco Corporation #	1,734,012
52,700	Jack in the Box, Inc. #	1,653,199	68,500	Willbros Group, Inc. #*	2,621,495

34,600	Life Time Fitness, Inc. #*	2,098,144		Total Energy	24,102,959

53,900	Men’s Wearhouse, Inc.	2,277,814
55,000	Meredith Corporation	3,423,750	Financials (16.6%)
40,700	Red Robin Gourmet		24,150	Affiliated Managers
	Burgers, Inc. #*	1,628,814		Group, Inc. #*	3,176,932
74,000	Regal Entertainment Group	1,670,180	77,100	Assured Guaranty, Ltd.	1,778,697
92,800	Scientific Games Corporation #*	3,354,720	31,400	Bank of Hawaii Corporation *	1,669,224
158,600	Texas Roadhouse, Inc. #	2,009,462	57,300	BioMed Realty Trust, Inc.	1,368,897
31,400	Vail Resorts, Inc. #*	1,905,666	28,011	BOK Financial Corporation	1,527,720
76,800	Warnaco Group, Inc. #	3,124,992	15,500	Cash America International, Inc.	604,500
173,300	WMS Industries, Inc. #*	6,008,311	70,900	CastlePoint Holdings, Ltd. *	825,985
114,400	Wolverine World Wide, Inc.	2,933,216	25,700	Cullen/Frost Bankers, Inc.	1,366,726

	Total Consumer		78,700	Delphi Financial Group, Inc.	3,049,625
	Discretionary	60,363,917	26,000	Digital Realty Trust, Inc. *	1,143,740

			32,200	East West Bancorp, Inc.	1,086,428
Consumer Staples (5.4%)			77,300	Endurance Specialty
137,800	Calavo Growers, Inc.	3,170,778		Holdings, Ltd.	3,030,933
180,000	Casey’s General Stores, Inc.	5,130,000	82,600	Equity One, Inc.	2,162,468
96,600	Central European Distribution		57,100	FCStone Group, Inc. #*	2,012,775
	Corporation #*	5,137,188	88,200	First Cash Financial
41,900	Chattem, Inc. #*	3,113,170		Services, Inc. #	1,734,012
16,600	Church & Dwight Company, Inc.	785,346	24,800	First Community Bancorp, Inc.	1,207,760
50,700	Corn Products International, Inc.	2,156,778	48,200	First Midwest Bancorp, Inc. *	1,623,376
112,300	Elizabeth Arden, Inc. #	2,796,270	86,350	HCC Insurance Holdings, Inc.	2,581,002
115,150	Flowers Foods, Inc. *	2,526,391	24,700	Hilb, Rogal and Hobbs Company *	1,088,529
67,400	Longs Drug Stores Corporation	3,539,174	170,300	Investors Real Estate Trust *	1,847,755
21,000	Performance Food		55,700	iShares Russell Microcap
	Group Company #	566,790		Index Fund *	3,243,411

The accompanying Notes to Financial Statements are an integral part of this schedule.

76

Small Cap Stock Fund
Schedule of Investments as of October 31, 2007

Shares	Common Stock (94.9%)	Value	Shares	Common Stock (94.9%)	Value

Financials — continued			58,500	Hansen Medical, Inc. #*	$2,273,895
57,200	Jefferies Group, Inc.	$1,528,956	71,300	HealthExtras, Inc. #	2,077,682
111,300	Lexington Corporate		33,400	Healthways, Inc. #*	2,027,380
	Properties Trust *	2,202,627	19,688	Hologic, Inc. #*	1,337,406
33,900	National Financial Partners		74,400	inVentiv Health, Inc. #	3,141,912
	Corporation	1,853,313	18,600	Inverness Medical
99,300	National Retail Properties, Inc.	2,517,255		Innovations, Inc. #	1,117,674
86,900	Nationwide Health		28,400	Invitrogen Corporation #*	2,580,708
	Properties, Inc. *	2,713,018	26,100	Kendle International, Inc. #*	1,052,613
73,100	Philadelphia Consolidated		74,900	K-V Pharmaceutical Company #*	2,347,366
	Holding Corporation #	2,982,480	61,800	Kyphon, Inc. #	4,380,384
93,500	Platinum Underwriters		51,750	Masimo Corporation #*	1,770,885
	Holdings, Ltd.	3,366,000	68,800	NuVasive, Inc. #	2,943,952
31,500	Portfolio Recovery		70,100	Omnicell, Inc. #	1,850,640
	Associates, Inc. *	1,420,965	37,200	Orthofix International NV #	2,005,080
58,000	Potlatch Corporation *	2,764,280	53,500	Owens & Minor, Inc. *	2,168,890
183,900	PowerShares Zacks Micro		39,000	Pediatrix Medical Group, Inc. #	2,554,500
	Cap Portfolio *	3,163,080	47,400	Pharmaceutical Product
50,000	ProAssurance Corporation #	2,757,000		Development, Inc. *	2,002,176
59,900	Prosperity Bancshares, Inc.	1,935,968	70,200	PSS World Medical, Inc. #*	1,418,040
79,600	Raymond James Financial, Inc. *	2,965,100	43,700	Psychiatric Solutions, Inc. #	1,730,520
73,500	Realty Income Corporation *	2,171,190	53,500	STERIS Corporation	1,553,640
161,100	Sterling Bancshares, Inc.	1,965,420	150,200	Sun Healthcare Group, Inc. #	2,425,730
97,600	Sterling Financial Corporation *	2,196,000	100,800	Tercica, Inc. #*	619,920
51,300	Stifel Financial Corporation #*	2,911,275	59,300	The Spectranetics Corporation #*	948,800
76,800	Strategic Hotel Capital, Inc. *	1,677,312	68,800	Thoratec Corporation #*	1,373,936
120,100	UCBH Holdings, Inc. *	2,050,107	64,800	TomoTherapy, Inc. #*	1,417,176
47,200	United Bankshares, Inc. *	1,430,160	21,250	Trans1, Inc. #*	531,250
93,000	Universal American Financial		75,000	Trizetto Group, Inc. #	1,225,500
	Corporation #*	2,256,180	53,400	Varian, Inc. #	3,945,726
105,600	Waddell & Reed Financial, Inc.	3,508,032	108,300	VCA Antech, Inc. #*	4,987,215
70,477	Washington Federal, Inc.	1,702,724	31,200	Ventana Medical Systems, Inc. #	2,745,600

36,500	Westamerica Bancorporation *	1,754,920		Total Health Care	81,374,464

	Total Financials	93,923,857

			Industrials (17.2%)
Health Care (14.4%)			80,100	Baldor Electric Company	3,229,632
78,000	Accuray, Inc. #*	1,567,800	128,300	BE Aerospace, Inc. #	6,377,793
14,800	Amedisys, Inc. #*	628,260	115,550	CAI International, Inc. #	1,537,970
92,500	AMERIGROUP Corporation #	3,237,500	59,900	Chicago Bridge and
88,700	Applera Corporation (Celera			Iron Company	2,995,000
	Group) #	1,446,697	62,100	CLARCOR, Inc.	2,264,166
41,200	Beckman Coulter, Inc.	2,917,784	61,500	Consolidated Graphics, Inc. #	3,934,770
71,000	BioMarin Pharmaceutical, Inc. #*	1,968,830	46,800	Deluxe Corporation	1,887,912
14,100	Bio-Rad Laboratories, Inc. #	1,361,778	45,800	Diana Shipping, Inc. *	1,960,240
32,300	Dade Behring Holdings, Inc.	2,484,839	49,900	DRS Technologies, Inc.	2,866,256
227,900	Dexcom, Inc. #*	2,119,470	13,800	Dryships, Inc. *	1,626,468
15,500	Gen-Probe, Inc. #	1,085,310	32,600	Duff & Phelps Corporation #*	691,120

The accompanying Notes to Financial Statements are an integral part of this schedule.

77

Small Cap Stock Fund
Schedule of Investments as of October 31, 2007

Shares	Common Stock (94.9%)	Value	Shares	Common Stock (94.9%)	Value

Industrials — continued			77,044	FLIR Systems, Inc. #*	$5,346,083
40,300	Eagle Bulk Shipping, Inc. *	$1,373,827	32,600	FormFactor, Inc. #	1,274,986
169,100	Euroseas, Ltd.	3,265,321	129,300	Foundry Networks, Inc. #	2,733,402
53,300	Flowserve Corporation *	4,208,568	112,700	Ingram Micro, Inc. #	2,393,748
82,500	FTI Consulting, Inc. #*	4,479,750	175,600	Insight Enterprises, Inc. #*	4,853,584
26,500	Gardner Denver, Inc. #	957,445	111,900	Integrated Device
18,500	General Cable Corporation #*	1,331,815		Technology, Inc. #	1,502,817
41,000	Genlyte Group, Inc. #	2,669,100	37,600	Intersil Corporation	1,140,784
54,000	Huron Consulting Group, Inc. #*	3,773,520	223,200	Ixia #	2,334,672
82,025	IDEX Corporation	2,905,326	66,300	J2 Global Communication, Inc. #	2,233,647
55,400	Innerworkings, Inc. #*	891,386	191,300	Lawson Software, Inc. #*	2,159,777
95,300	Interline Brands, Inc. #	2,276,717	4,400	Longtop Financial Technologies,
16,100	JA Solar Holdings Company,			Ltd. ADR #	124,960
	Ltd. ADR #*	927,360	133,500	Mentor Graphics Corporation #	2,138,670
12,500	Jacobs Engineering Group, Inc. #	1,089,375	32,700	MICROS Systems, Inc. #	2,348,514
66,000	Kaydon Corporation *	3,550,140	172,800	Nanometrics, Inc. #*	1,900,800
65,000	Kirby Corporation #	2,969,200	189,900	ON Semiconductor Corporation #	1,936,980
46,500	Ladish Company, Inc. #	2,133,885	51,600	Progress Software Corporation #	1,687,836
64,400	Manitowoc Company, Inc.	3,172,344	275,500	RF Micro Devices, Inc. #*	1,713,610
100,500	Pall Corporation	4,027,035	237,800	Sapient Corporation #	1,664,600
60,400	Roper Industries, Inc. *	4,276,924	57,600	ScanSource, Inc. #	2,127,744
20,200	Shaw Group, Inc. #	1,506,920	123,100	SkillSoft Public Limited
41,337	Standard Parking Corporation #	1,773,357		Company ADR #	1,101,745
27,700	UAL Corporation #*	1,326,830	204,500	Skyworks Solutions, Inc. #	1,885,490
147,400	Ultrapetrol Bahamas, Ltd. #	2,760,802	68,800	SPSS, Inc. #	2,614,400
60,500	URS Corporation #	3,739,505	59,600	Sybase, Inc. #	1,704,560
20,500	Washington Group		285,800	TIBCO Software, Inc. #	2,623,644
	International, Inc. #	1,995,675	93,900	Trimble Navigation, Ltd. #	3,915,630
134,425	Waste Connections, Inc. #	4,544,909	69,475	Varian Semiconductor

	Total Industrials	97,298,363		Equipment Associates, Inc. #	3,197,240

			36,600	Verifone Holdings, Inc. #*	1,809,138
Information Technology (15.6%)			43,000	ViaSat, Inc. #	1,311,500
5,000	Alibaba.com, Ltd. #^§	8,709	224,200	Wind River Systems, Inc. #	2,804,742

53,758	Avnet, Inc. #	2,242,784		Total Information
77,800	Avocent Corporation #	2,102,934		Technology	88,107,684

47,600	Benchmark Electronics, Inc. #*	976,276
65,100	Bluephoenix Solutions, Ltd. #*	1,385,979	Materials (6.6%)
374,800	Brocade Communications #	3,564,348	76,200	Airgas, Inc.	3,845,814
45,600	Business Objects SA ADR #	2,731,896	49,000	Albemarle Corporation	2,340,240
115,300	China GrenTech Corporation,		74,900	Apex Silver Mines, Ltd. #*	1,535,450
	Ltd. ADR #*	1,161,071	106,500	AptarGroup, Inc.	4,760,550
175,000	Compuware Corporation #	1,750,000	29,257	Century Aluminum Company #	1,702,465
63,600	Constant Contact, Inc. #*	1,583,640	61,100	Commercial Metals Company	1,917,318
78,200	Cypress Semiconductor		60,500	FMC Corporation	3,478,750
	Corporation #	2,858,210	59,200	H.B. Fuller Company	1,742,256
62,375	Diodes, Inc. #*	2,062,118	221,400	IAMGOLD Corporation	1,941,678
93,700	Epicor Software Corporation #	1,094,416	33,900	Lubrizol Corporation	2,301,132

The accompanying Notes to Financial Statements are an integral part of this schedule.

78

Small Cap Stock Fund
Schedule of Investments as of October 31, 2007

Shares	Common Stock (94.9%)	Value	Shares	Common Stock (94.9%)	Value

Materials — continued			Utilities (3.4%)
131,200	RPM International, Inc.	$2,811,616	59,600	AGL Resources, Inc.	$2,355,988
10,500	RTI International Metals, Inc. #	820,890	60,100	Alliant Energy Corporation *	2,404,000
34,100	Sigma-Aldrich Corporation	1,761,947	28,100	Chesapeake Utilities Corporation	995,302
86,600	Silgan Holdings, Inc.	4,725,762	70,200	Cleco Corporation *	1,849,770
25,800	Texas Industries, Inc. *	1,884,948	44,400	National Fuel Gas Company *	2,152,956

	Total Materials	37,570,816	38,200	Northwest Natural Gas Company	1,840,094

			36,500	Otter Tail Corporation *	1,264,360
Telecommunications Services (0.7%)			91,500	UGI Corporation	2,435,730
138,250	Iowa Telecommunications		91,500	Vectren Corporation	2,565,660
	Services, Inc. *	2,726,290	48,100	Westar Energy, Inc. *	1,280,422

59,000	Time Warner Telecom, Inc. #	1,371,160		Total Utilities	19,144,282

	Total Telecommunications

	Services	4,097,450		Total Common Stock

				(cost $432,602,237)	536,812,541

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (28.0%)	Rate (+)	Date	Value

158,510,727	Thrivent Financial Securities Lending Trust	5.050%	N/A	$158,510,727

	Total Collateral Held for Securities Loaned
	(cost $158,510,727)			158,510,727

The accompanying Notes to Financial Statements are an integral part of this schedule.

79

Small Cap Stock Fund
Schedule of Investments as of October 31, 2007

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (6.4%)	Rate (+)	Date	Value

$500,000	Federal National Mortgage Association	4.775%	12/5/2007	$497,768
1,100,000	Federal National Mortgage Association	5.080	12/14/2007	1,093,325
34,676,065	Thrivent Money Market Fund	5.020	N/A	34,676,065

	Total Short-Term Investments (at amortized cost)			36,267,158

	Total Investments (cost $627,380,122) 129.3%			$731,590,426

	Other Assets and Liabilities, Net (29.3%)			(165,709,612)

	Total Net Assets 100.0%			$565,880,814

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

^ Security is fair valued as discussed in item 2(A) of the Notes to Financial Statements.

§ Denotes investments purchased on a when-issued or delayed delivery basis.

± Designated as cover for long settling trades as discussed in the Notes to Financial Statements.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$109,380,835
Gross unrealized depreciation	(6,947,224)

Net unrealized appreciation (depreciation)	$102,433,611
Cost for federal income tax purposes	$629,156,815

The accompanying Notes to Financial Statements are an integral part of this schedule.

80

Small Cap Index Fund
Schedule of Investments as of October 31, 2007

Shares	Common Stock (99.2%)	Value	Shares	Common Stock (99.2%)	Value

Consumer Discretionary (13.9%)			2,200	JAKKS Pacific, Inc. #	$58,300
1,200	4Kids Entertainment, Inc. #	$20,460	2,010	Jo-Ann Stores, Inc. #	38,733
4,175	Aaron Rents, Inc.	88,426	1,350	Joseph A. Bank Clothiers, Inc. #*	39,434
2,300	Arbitron, Inc. *	116,426	2,000	Kellwood Company	33,140
1,000	Arctic Cat, Inc.	14,420	2,200	K-Swiss, Inc.	51,480
1,300	Ashworth, Inc. #	7,228	1,300	Landry’s Restaurants, Inc. *	37,336
1,600	Audiovox Corporation #	19,200	4,100	La-Z-Boy, Inc. *	32,349
1,100	Bassett Furniture Industries, Inc.	11,671	1,200	Libbey, Inc.	21,588
1,800	Big 5 Sporting Goods Corporation	32,130	1,200	Lithia Motors, Inc.	20,376
1,200	Blue Nile, Inc. #*	94,848	5,200	Live Nation, Inc. #	106,288
2,000	Bright Horizons Family		4,100	LKQ Corporation #	158,096
	Solutions, Inc. #	77,600	1,000	M/I Homes, Inc.	16,600
3,450	Brown Shoe Company, Inc.	70,380	1,600	Maidenform Brands, Inc. #	23,760
1,200	Buffalo Wild Wings, Inc. #	36,792	1,700	Marcus Corporation	32,708
2,300	Building Materials Holding		1,500	MarineMax, Inc. #	21,360
	Corporation *	18,078	4,200	Men’s Wearhouse, Inc.	177,492
3,200	Cabela’s, Inc. #*	62,464	2,000	Meritage Homes Corporation #*	32,180
2,300	California Pizza Kitchen, Inc. #	37,214	1,200	Midas, Inc. #	19,164
2,550	Cato Corporation	51,204	2,300	Monaco Coach Corporation	26,680
2,450	CEC Entertainment, Inc. #*	73,010	1,100	Monarch Casino & Resort, Inc. #	33,649
6,000	Champion Enterprises, Inc. #*	71,160	1,600	Movado Group, Inc.	48,144
2,000	Charlotte Russe Holding, Inc. #	28,980	1,900	Multimedia Games, Inc. #	16,758
1,800	Children’s Place Retail		500	National Presto Industries, Inc.	27,470
	Stores, Inc. #	46,080	2,500	Nautilus Group, Inc. *	16,075
2,800	Christopher & Banks Corporation	38,416	1,800	O’Charley’s, Inc.	28,854
4,600	CKE Restaurants, Inc.	74,428	1,200	Oxford Industries, Inc.	31,092
1,400	Coachmen Industries, Inc.	8,680	2,000	P.F. Chang’s China Bistro, Inc. #	58,220
2,200	Coinstar, Inc. #	75,790	2,500	Panera Bread Company #	102,475
500	CPI Corporation	16,605	1,700	Papa John’s International, Inc. #	39,610
6,400	Crocs, Inc. #*	478,400	1,000	Peet’s Coffee & Tea, Inc. #*	27,270
1,000	Deckers Outdoor Corporation #	139,790	3,200	Pep Boys — Manny, Moe & Jack *	47,072
3,600	Dress Barn, Inc. #	59,004	1,900	PetMed Express, Inc. #	27,702
1,400	Drew Industries, Inc. #	55,412	4,700	Pinnacle Entertainment, Inc. #	137,240
2,300	Ethan Allen Interiors, Inc. *	70,978	2,800	Polaris Industries, Inc. *	137,704
3,400	Finish Line, Inc.	12,750	3,875	Pool Corporation *	91,372
5,000	Fleetwood Enterprises, Inc. #	45,000	700	Pre-Paid Legal Services, Inc. #	41,720
3,500	Fossil, Inc. #	131,460	9,600	Quiksilver, Inc. #	129,600
3,100	Fred’s, Inc.	32,860	6,300	Radio One, Inc. #	21,987
1,700	Genesco, Inc. #	78,540	1,600	RC2 Corporation #	47,712
1,800	Group 1 Automotive, Inc.	55,890	1,300	Red Robin Gourmet Burgers, Inc. #	52,026
2,400	Gymboree Corporation #	81,672	1,400	Russ Berrie and Company, Inc. #	24,500
1,800	Haverty Furniture Companies, Inc.	15,300	1,600	Ruth’s Chris Steak House, Inc. #	20,224
2,350	Hibbett Sports, Inc. #*	55,436	3,650	Select Comfort Corporation #*	41,720
3,575	Hot Topic, Inc. #	27,384	2,775	Shuffle Master, Inc. #*	37,962
4,400	Iconix Brand Group, Inc. #*	100,540	2,500	Skechers USA, Inc. #	61,475
1,100	IHOP Corporation	69,663	600	Skyline Corporation	21,264
4,800	Jack in the Box, Inc. #	150,576	2,400	Sonic Automotive, Inc.	60,624

The accompanying Notes to Financial Statements are an integral part of this schedule.

81

Small Cap Index Fund
Schedule of Investments as of October 31, 2007

Shares	Common Stock (99.2%)	Value	Shares	Common Stock (99.2%)	Value

Consumer Discretionary — continued			1,200	Sanderson Farms, Inc. *	$41,760
4,875	Sonic Corporation #	$120,802	1,700	Spartan Stores, Inc.	37,791
3,200	Stage Stores, Inc.	60,032	3,200	Spectrum Brands, Inc. #*	13,792
1,500	Stamps.com, Inc. #*	20,820	2,500	TreeHouse Foods, Inc. #	69,750
1,100	Standard Motor Products, Inc.	9,196	3,400	United Natural Foods, Inc. #*	98,396
5,200	Standard Pacific Corporation *	24,960	700	USANA Health Sciences, Inc. #*	28,567
2,300	Steak n Shake Company #	34,845	1,400	WD-40 Company	55,440

2,100	Stein Mart, Inc.	13,797		Total Consumer Staples	1,451,556

1,700	Sturm, Ruger & Company, Inc. #	15,895
1,800	Superior Industries		Energy (7.5%)
	International, Inc. *	36,378	2,100	Atwood Oceanics, Inc. #	176,904
4,200	Texas Roadhouse, Inc. #	53,214	1,800	Basic Energy Services, Inc. #	35,622
2,700	Tractor Supply Company #	111,888	1,800	Bristow Group, Inc. #	89,802
4,900	Triarc Companies, Inc.	54,880	7,600	Cabot Oil & Gas Corporation ‡	301,644
2,400	Tuesday Morning Corporation	18,288	1,500	Carbo Ceramics, Inc. *	67,380
2,500	Tween Brands, Inc. #	76,750	2,100	Dril-Quip, Inc. #	111,993
1,100	UniFirst Corporation	41,393	900	Gulf Island Fabrication, Inc.	31,428
1,200	Universal Electronic Inc. #	43,320	7,215	Helix Energy Solutions
1,800	Universal Technical			Group, Inc. #*	333,694
	Institute, Inc. #	33,894	1,800	Hornbeck Offshore Services, Inc. #*	70,380
1,100	Volcom, Inc. #	32,175	5,600	Input/Output, Inc. #	84,840
2,400	Winnebago Industries, Inc. *	61,872	1,200	Lufkin Industries, Inc.	71,352
3,200	WMS Industries, Inc. #	110,944	6,400	Massey Energy Company	202,752
4,150	Wolverine World Wide, Inc.	106,406	2,100	Matrix Service Company #	61,929
3,900	Zale Corporation #*	82,212	1,400	NATO Group, Inc. #	74,634
1,300	Zumiez, Inc. #*	54,418	4,200	Oceaneering International, Inc. #‡	324,534

	Total Consumer		2,000	Patriot Coal Corporation #	71,100
	Discretionary	6,449,309	3,000	Penn Virginia Corporation	145,200

			1,100	Petroleum Development
Consumer Staples (3.1%)				Corporation #	49,962
6,900	Alliance One International, Inc. #	45,057	4,000	Pioneer Drilling Company #	48,720
700	Boston Beer Company, Inc. #	36,575	1,900	SEACOR Holdings, Inc. #	174,135
3,900	Casey’s General Stores, Inc.	111,150	4,900	St. Mary Land & Exploration
5,600	Central Garden & Pet Company #	46,592		Company	207,564
1,500	Chattem, Inc. #*	111,450	2,200	Stone Energy Corporation #	98,076
6,112	Flowers Foods, Inc.	134,097	1,200	Superior Well Services, Inc. #	24,480
1,500	Great Atlantic & Pacific Tea		2,300	Swift Energy Company #	109,089
	Company, Inc. #*	48,555	5,700	TETRA Technologies, Inc. #	112,233
3,200	Hain Celestial Group, Inc. #	112,192	3,600	Unit Corporation #	171,972
1,200	J & J Snack Foods Corporation	42,744	2,400	W-H Energy Services, Inc. #	138,144
2,400	Lance, Inc.	50,832	2,200	World Fuel Services Corporation	97,438

2,400	Longs Drug Stores Corporation	126,024		Total Energy	3,487,001

1,200	Mannatech, Inc. *	9,540
1,000	Nash Finch Company	37,450	Financials (14.7%)
2,800	Performance Food		2,700	Acadia Realty Trust ‡	71,550
	Group Company #	75,572	1,300	Alabama National BanCorporation	102,466
2,100	Ralcorp Holdings, Inc. #	118,230	1,400	Anchor BanCorp Wisconsin, Inc. *	34,440

The accompanying Notes to Financial Statements are an integral part of this schedule.

82

Small Cap Index Fund
Schedule of Investments as of October 31, 2007

Shares	Common Stock (99.2%)	Value	Shares	Common Stock (99.2%)	Value

Financials — continued			2,600	Kilroy Realty Corporation	$169,104
4,500	Bank Mutual Corporation	$49,995	2,400	Kite Realty Group Trust	43,488
3,300	BankAtlantic Bancorp, Inc.	13,563	4,200	LaBranche & Company, Inc. #	23,016
2,400	BankUnited Financial Corporation *	20,712	1,400	LandAmerica Financial Group, Inc.	38,906
3,000	Boston Private Financial		5,000	Lexington Corporate
	Holdings, Inc.	86,280		Properties Trust *	98,950
4,700	Brookline Bancorp, Inc.	50,572	1,800	LTC Properties, Inc.	45,612
2,300	Cascade Bancorp *	44,252	3,900	Medical Properties Trust, Inc. *	51,207
2,300	Cash America International, Inc.	89,700	2,100	Mid-America Apartment
2,300	Central Pacific Financial			Communities, Inc.	109,200
	Corporation	51,589	1,800	Nara Bancorp, Inc.	27,864
3,875	Chittenden Corporation	138,028	1	National City Corporation	14
3,600	Colonial Properties Trust	112,788	5,800	National Retail Properties, Inc.	147,030
2,500	Community Bank System, Inc.	52,275	3,300	optionsXpress Holdings, Inc.	98,208
2,500	Corus Bankshares, Inc. *	27,550	1,300	Parkway Properties, Inc.	55,900
3,500	Delphi Financial Group, Inc.	135,625	4,500	Philadelphia Consolidated
2,250	Dime Community Bancshares	32,378		Holding Corporation #	183,600
1,500	Downey Financial Corporation *	61,095	1,400	Piper Jaffray Companies #	71,960
4,900	East West Bancorp, Inc.	165,326	1,200	Portfolio Recovery
2,000	EastGroup Properties, Inc.	95,360		Associates, Inc. *	54,132
2,300	Entertainment Properties Trust	126,201	1,700	Presidential Life Corporation	29,937
2,000	Essex Property Trust, Inc.	246,860	1,500	PrivateBancorp, Inc. *	42,240
2,000	Financial Federal Corporation *	54,040	2,600	ProAssurance Corporation #	143,364
5,900	First BanCorp *	51,861	2,900	Prosperity Bancshares, Inc.	93,728
2,200	First Cash Financial		2,555	Provident Bankshares Corporation	63,032
	Services, Inc. #	43,252	1,400	PS Business Parks, Inc.	81,620
5,000	First Commonwealth Financial		2,300	Rewards Network, Inc. #	11,270
	Corporation *	57,450	1,700	RLI Corporation	98,889
2,700	First Financial Bancorp	31,725	1,200	Safety Insurance Group, Inc.	43,152
1,000	First Indiana Corporation	31,800	700	SCPIE Holdings, Inc. #	19,005
3,900	First Midwest Bancorp, Inc. *	131,352	4,200	Selective Insurance Group, Inc.	102,102
1,200	FirstFed Financial Corporation #*	51,336	6,500	Senior Housing Property Trust	145,730
2,900	Flagstar Bancorp, Inc.	23,461	2,400	Signature Bank #	81,960
2,000	Franklin Bank Corporation #	15,460	5,800	South Financial Group, Inc. *	119,828
5,400	Fremont General Corporation *	14,958	1,800	Sovran Self Storage, Inc.	85,158
3,000	Frontier Financial Corporation *	66,570	1,600	Sterling Bancorp	23,504
4,300	Glacier Bancorp, Inc. *	87,462	5,675	Sterling Bancshares, Inc.	69,235
2,000	Hancock Holding Company	76,060	4,120	Sterling Financial Corporation	92,700
3,200	Hanmi Financial Corporation	35,264	1,500	Stewart Information
2,900	Hilb, Rogal and Hobbs Company	127,803		Services Corporation	43,500
1,585	Independent Bank Corporation	16,738	4,200	Susquehanna Bancshares, Inc. *	84,714
1,500	Infinity Property & Casualty		1,689	SWS Group, Inc.	32,074
	Corporation	60,330	2,500	Tanger Factory Outlet Centers, Inc.	105,300
4,500	Inland Real Estate Corporation *	67,050	1,600	Tower Group, Inc.	48,304
3,500	Investment Technology		2,200	Tradestation Group, Inc. #	26,840
	Group, Inc. #	146,650	1,000	Triad Guaranty, Inc. #*	8,060
1,600	Irwin Financial Corporation	15,424	5,833	TrustCo Bank Corporation NY *	61,480

The accompanying Notes to Financial Statements are an integral part of this schedule.

83

Small Cap Index Fund
Schedule of Investments as of October 31, 2007

Shares	Common Stock (99.2%)	Value	Shares	Common Stock (99.2%)	Value

Financials — continued			1,100	ICU Medical, Inc. #*	$44,110
8,100	UCBH Holdings, Inc. *	$138,267	2,500	IDEXX Laboratories, Inc. #	304,450
4,800	Umpqua Holdings Corporation	81,264	5,412	Immucor, Inc. #	174,537
3,000	United Bankshares, Inc.	90,900	1,500	Integra LifeSciences Holdings
3,300	United Community Banks, Inc. *	73,062		Corporation #*	72,705
1,700	United Fire & Casual Company	54,468	2,600	Invacare Corporation	70,356
5,275	Whitney Holding Corporation	135,356	2,600	inVentiv Health, Inc. #	109,798
1,400	Wilshire Bancorp, Inc.	14,420	1,000	Kendle International, Inc. #	40,330
2,000	Wintrust Financial Corporation	73,480	900	Kensey Nash Corporation #	24,624
1,394	World Acceptance Corporation #	44,970	1,600	LCA-Vision, Inc.	27,312
3,000	Zenith National Insurance		1,100	LHC Group, Inc. #	25,278
	Corporation	120,540	2,400	LifeCell Corporation #*	105,744

	Total Financials	6,816,295	2,500	Martek Biosciences Corporation #*	76,375

			1,700	Matria Healthcare, Inc. #	43,656
Health Care (12.8%)			1,100	MedCath Corporation #	30,503
4,400	Allscripts Healthcare		2,700	Mentor Corporation *	114,939
	Solutions, Inc. #*	121,880	3,050	Meridian Bioscience, Inc.	100,924
3,400	Alpharma, Inc. #‡	70,108	2,100	Merit Medical Systems, Inc. #	27,405
2,033	Amedisys, Inc. #*	86,315	6,300	MGI Pharma, Inc. #	205,254
5,700	American Medical Systems		1,100	Molina Healthcare, Inc. #	41,921
	Holdings, Inc. #*	72,903	2,000	Noven Pharmaceuticals, Inc. #*	30,920
4,100	AMERIGROUP Corporation #‡	143,500	2,650	Odyssey Healthcare, Inc. #	27,162
2,400	AMN Healthcare Services, Inc. #	45,624	2,600	Omnicell, Inc. #	68,640
2,400	AmSurg Corporation #	63,480	1,500	Osteotech, Inc. #	10,440
1,050	Analogic Corporation	60,008	3,100	Owens & Minor, Inc.	125,674
2,700	ArQule, Inc. #	21,195	1,500	Palomar Medical
2,100	ArthroCare Corporation #	136,164		Technologies, Inc. #	37,935
1,900	BioLase Technology, Inc. #	9,709	2,100	PAREXEL International
1,000	Bradley Pharmaceuticals, Inc. #	19,670		Corporation #	96,600
2,300	Cambrex Corporation	26,197	3,900	Pediatrix Medical Group, Inc. #	255,450
3,400	Centene Corporation #	79,322	2,300	PharMerica Corporation #*	36,685
1,900	Chemed Corporation	108,908	1,400	Pharmnet Development Group #	45,360
2,200	CONMED Corporation #	62,568	3,300	Phase Forward, Inc. #	78,507
3,600	Cooper Companies, Inc.	151,200	1,800	PolyMedica Corporation	95,328
2,500	Cross Country Healthcare, Inc. #	39,275	1,500	Possis Medical, Inc. #	21,465
1,850	CryoLife, Inc. #	12,488	5,300	PSS World Medical, Inc. #*	107,060
1,700	Cyberonics, Inc. #*	24,650	5,200	Regeneron Pharmaceuticals, Inc. #	114,400
1,100	Datascope Corporation	39,743	1,300	RehabCare Group, Inc. #	26,962
1,500	Dionex Corporation #	132,000	1,900	Res-Care, Inc. #	46,664
1,800	DJO, Inc. #	89,910	5,800	Respironics, Inc. #	290,348
2,522	Enzo Biochem, Inc. #	30,541	3,400	Savient Pharmaceuticals, Inc. #	47,872
2,100	Gentiva Health Services, Inc. #	39,858	2,700	Sciele Pharma, Inc. #*	68,688
1,800	Greatbatch Technologies, Inc. #	44,748	4,400	Sierra Health Services, Inc. #	186,120
2,000	Haemonetics Corporation #	102,780	3,600	Sunrise Senior Living, Inc. #*	133,200
2,800	HealthExtras, Inc. #	81,592	1,200	SurModics, Inc. #*	68,088
2,800	Healthways, Inc. #*	169,960	2,700	Symmetry Medical, Inc. #	46,305
5,500	Hooper Holmes, Inc. #	12,210	2,800	Theragenics Corporation #	13,244

The accompanying Notes to Financial Statements are an integral part of this schedule.

84

Small Cap Index Fund
Schedule of Investments as of October 31, 2007

Shares	Common Stock (99.2%)	Value	Shares	Common Stock (99.2%)	Value

Health Care — continued			4,601	Heartland Express, Inc. *	$64,138
5,500	ViroPharma, Inc. #*	$47,355	1,400	Heidrick & Struggles
800	Vital Signs, Inc.	42,320		International, Inc.	60,508

	Total Health Care	5,907,519	3,100	Hub Group, Inc. #	78,647

			2,100	Insituform Technologies, Inc. #*	29,526
Industrials (18.8%)			4,300	Interface, Inc.	82,259
1,700	A.O. Smith Corporation	63,563	1,900	Kaman Corporation	71,649
1,600	A.S.V., Inc. #*	18,624	6,100	Kansas City Southern, Inc. #*	236,009
2,900	AAR Corporation #	92,945	2,200	Kaydon Corporation	118,338
3,500	ABM Industries, Inc.	82,320	4,200	Kirby Corporation #	191,856
3,400	Acuity Brands, Inc. ‡	162,520	4,525	Knight Transportation, Inc. *	72,264
1,900	Administaff, Inc. ‡	75,772	3,600	Labor Ready, Inc. #	63,288
2,000	Albany International Corporation	75,000	4,400	Landstar System, Inc.	185,196
800	Angelica Corporation	13,824	500	Lawson Products, Inc.	17,695
2,300	Apogee Enterprises, Inc.	54,119	5,300	Lennox International, Inc.	189,210
2,975	Applied Industrial		1,000	Lindsay Manufacturing Company *	49,200
	Technologies, Inc.	105,464	1,300	Lydall, Inc. #	13,988
1,100	Applied Signal Technology, Inc.	15,807	2,500	MagneTek, Inc. #	12,825
2,000	Arkansas Best Corporation	54,900	9,800	Manitowoc Company, Inc.	482,746
1,500	Astec Industries, Inc. #	67,980	2,400	Mesa Air Group, Inc. #	11,160
3,600	Baldor Electric Company	145,152	2,800	Mobile Mini, Inc. #	50,204
3,500	Barnes Group, Inc. *	128,555	3,325	Moog, Inc. #	153,449
3,525	Belden, Inc.	205,402	3,000	Mueller Industries, Inc.	107,880
2,200	Bowne & Company, Inc.	38,236	1,500	NCI Building Systems, Inc. #*	58,770
4,200	Brady Corporation *	154,980	2,200	Old Dominion Freight Line #	49,698
4,000	Briggs & Stratton Corporation *	90,040	2,700	On Assignment, Inc. #	22,518
2,200	C&D Technologies, Inc. #	10,604	2,500	Regal-Beloit Corporation	122,600
700	Cascade Corporation	44,086	1,300	Robbins & Myers, Inc.	93,990
1,100	CDI Corporation	30,316	1,500	School Specialty, Inc. #	50,625
2,150	Ceradyne, Inc. #	147,082	6,400	Shaw Group, Inc. #	477,440
4,000	CLARCOR, Inc.	145,840	3,000	Simpson Manufacturing
1,000	Consolidated Graphics, Inc. #	63,980		Company, Inc. *	89,970
1,200	Cubic Corporation	54,000	4,800	SkyWest, Inc.	130,992
3,500	Curtiss-Wright Corporation	197,015	4,400	Spherion Corporation #	38,368
1,300	EDO Corporation *	75,400	1,100	Standard Register Company	14,113
5,000	EMCOR Group, Inc. #	172,150	1,100	Standex International Corporation	23,584
1,700	EnPro Industries, Inc. #	69,717	2,800	Teledyne Technologies, Inc. #	146,468
2,200	Esterline Technologies		4,600	Tetra Tech, Inc. #	107,410
	Corporation #	120,516	3,100	Toro Company	172,546
2,300	Forward Air Corporation	75,049	1,900	Tredegar Corporation	33,098
2,900	Frontier Airlines Holdings, Inc. #*	20,445	1,300	Triumph Group, Inc.	103,506
1,700	G & K Services, Inc.	68,918	2,200	United Stationers, Inc. #	127,402
4,200	Gardner Denver, Inc. #	151,746	1,400	Universal Forest Products, Inc.	50,134
4,400	GenCorp, Inc. #	51,832	4,200	URS Corporation #	259,602
2,300	Gibraltar Industries, Inc.	41,446	1,300	Valmont Industries, Inc.	124,436
2,120	Griffon Corporation #	32,712	1,600	Viad Corporation	56,704
3,225	Healthcare Services Group, Inc.	70,821	1,700	Vicor Corporation	23,868

The accompanying Notes to Financial Statements are an integral part of this schedule.

85

Small Cap Index Fund
Schedule of Investments as of October 31, 2007

Shares	Common Stock (99.2%)	Value	Shares	Common Stock (99.2%)	Value

Industrials — continued			3,300	Concur Technologies, Inc. #	$118,932
1,050	Volt Information Sciences, Inc. #	$16,328	2,800	CTS Corporation	34,580
2,300	Wabash National Corporation	23,345	2,500	CyberSource Corporation #	40,875
5,275	Waste Connections, Inc. #	178,348	2,500	Cymer, Inc. #	106,250
2,000	Watsco, Inc.	83,280	2,600	Daktronics, Inc. *	77,532
3,400	Watson Wyatt Worldwide, Inc.	162,078	2,100	DealerTrack Holdings, Inc. #	103,089
2,400	Watts Water Technologies, Inc. *	68,232	1,900	Digi International, Inc. #	30,476
2,300	Woodward Governor Company	154,100	2,350	Diodes, Inc. #*	77,691

	Total Industrials	8,694,466	2,000	Ditech Networks, Inc. #	9,940

			2,300	DSP Group, Inc. #	36,317
Information Technology (18.8%)			2,200	Electro Scientific
2,100	Actel Corporation #	23,919		Industries, Inc. #	48,004
9,400	Adaptec, Inc. #	33,182	4,500	Epicor Software Corporation #	52,560
2,800	Advanced Energy Industries, Inc. #	44,800	2,000	EPIQ Systems, Inc. #	38,780
2,100	Agilysys, Inc.	36,330	4,000	Exar Corporation #	48,640
5,100	AMIS Holdings, Inc. #	39,117	3,300	FactSet Research Systems, Inc.	232,716
2,400	Anixter International, Inc. #	172,440	1,300	Faro Technologies, Inc. #	37,388
1,200	Ansoft Corporation #	36,096	2,800	FEI Company #	81,228
6,100	ANSYS, Inc. #*	236,741	5,200	FLIR Systems, Inc. #*	360,828
8,700	Arris Group, Inc. #	100,050	1,900	Gerber Scientific, Inc. #	20,995
2,700	ATMI, Inc. #‡	86,778	1,900	Gevity HR, Inc.	18,962
2,200	Authorize.Net Holdings, Inc. #	51,414	6,200	Harmonic, Inc. #*	76,384
2,647	Avid Technology, Inc. #*	77,795	2,100	Hutchinson Technology, Inc. #	49,833
8,000	Axcelis Technologies, Inc. #	37,520	6,900	Informatica Corporation #*	117,852
1,000	Bankrate, Inc. #*	45,950	2,600	InfoSpace, Inc.	50,258
1,000	Bel Fuse, Inc.	31,820	3,850	Insight Enterprises, Inc. #	106,414
2,400	Bell Microproducts, Inc. #	14,376	1,700	Intevac, Inc. #	29,869
5,750	Benchmark Electronics, Inc. #‡	117,932	2,400	Itron, Inc. #	257,976
1,400	Black Box Corporation	55,972	3,900	J2 Global Communication, Inc. #	131,391
3,500	Blackbaud, Inc.	94,325	2,000	JDA Software Group, Inc. #	49,920
2,400	Blue Coat Systems, Inc. #	97,416	1,300	Keithley Instruments, Inc.	13,052
4,020	Brightpoint, Inc. #*	65,124	2,200	Knot, Inc. #*	42,658
5,553	Brooks Automation, Inc. #	72,078	5,500	Kopin Corporation #	21,890
1,800	Cabot Microelectronics		4,300	Kulicke and Soffa
	Corporation #*	71,424		Industries, Inc. #*	32,551
2,400	CACI International, Inc. #*	129,240	1,800	Littelfuse, Inc. #	57,294
2,300	Captaris, Inc. #	10,649	1,400	LoJack Corporation #	24,598
900	Catapult Communications		2,000	Manhattan Associates, Inc. #	60,320
	Corporation #	6,687	1,500	ManTech International
3,900	C-COR, Inc. #	47,814		Corporation #	59,640
3,100	Checkpoint Systems, Inc. #	93,775	1,700	MAXIMUS, Inc.	81,464
4,300	CIBER, Inc. #	33,497	1,800	Mercury Computer Systems, Inc. #	28,152
3,400	Cognex Corporation	61,132	3,000	Methode Electronics, Inc.	37,620
2,500	Coherent, Inc. #	82,000	3,200	MICROS Systems, Inc. #	229,824
2,000	Cohu, Inc.	32,800	6,000	Microsemi Corporation #	159,660
1,800	Comtech Telecommunications		2,500	MIVA, Inc. #	7,950
	Corporation #	97,650	3,900	MKS Instruments, Inc. #	78,312

The accompanying Notes to Financial Statements are an integral part of this schedule.

86

Small Cap Index Fund
Schedule of Investments as of October 31, 2007

Shares	Common Stock (99.2%)	Value	Shares	Common Stock (99.2%)	Value

Information Technology — continued			3,300	TTM Technologies, Inc. #	$42,339
1,400	MTS Systems Corporation	$62,286	2,800	Tyler Technologies, Inc. #	45,136
3,800	Napster, Inc. #	12,350	1,800	Ultratech, Inc. #	20,862
2,700	NETGEAR, Inc. #	95,418	5,300	United Online, Inc.	93,280
2,100	Network Equipment		5,975	Varian Semiconductor Equipment
	Technologies, Inc. #	31,290		Associates, Inc. #	274,970
3,100	Newport Corporation #	42,377	2,400	Veeco Instruments, Inc. #	43,368
2,600	Novatel Wireless, Inc. #	67,600	2,000	ViaSat, Inc. #	61,000
1,600	Park Electrochemical Corporation	50,112	3,500	Websense, Inc. #	64,400
1,900	PC TEL, Inc. #	16,549	2,200	X-Rite, Inc. #	30,602

2,300	Perficient, Inc. #	43,355		Total Information
2,200	Pericom Semiconductor			Technology	8,727,850

	Corporation #	32,868
2,100	Phoenix Technologies, Ltd. #	24,045	Materials (4.3%)
1,300	Photon Dynamics, Inc. #	13,364	2,100	A. Schulman, Inc.	49,581
3,300	Photronics, Inc. #	36,102	1,200	A.M. Castle & Company	36,120
1,500	Planar Systems, Inc. #	10,230	1,700	AMCOL International Corporation	68,578
3,700	Plexus Corporation #	95,460	5,500	AptarGroup, Inc.	245,850
3,200	Progress Software Corporation #	104,672	2,000	Arch Chemicals, Inc.	91,240
1,400	Quality Systems, Inc. *	50,722	1,600	Brush Engineered Materials, Inc. #	77,280
2,000	Radiant Systems, Inc. #	32,640	3,100	Buckeye Technologies, Inc. #	55,552
1,800	RadiSys Corporation #	24,210	2,200	Caraustar Industries, Inc. #	8,888
1,300	Rogers Corporation #	63,739	2,200	Century Aluminum Company #	128,018
2,200	Rudolph Technologies, Inc. #	28,666	1,700	Chesapeake Corporation	12,597
2,100	ScanSource, Inc. #	77,574	900	Deltic Timber Corporation	50,328
4,500	Secure Computing Corporation #	44,550	2,800	Georgia Gulf Corporation *	33,880
1,000	SI International, Inc. #	28,210	4,800	H.B. Fuller Company	141,264
12,600	Skyworks Solutions, Inc. #	116,172	3,400	Headwaters, Inc. #*	48,790
2,300	Smith Micro Software, Inc. #*	35,443	1,000	Material Sciences Corporation #	8,760
2,100	Sonic Solutions, Inc. #*	25,200	2,198	Myers Industries, Inc.	46,576
1,500	SPSS, Inc. #	57,000	1,200	Neenah Paper, Inc.	40,800
1,800	Standard Microsystems		2,400	OM Group, Inc. #	127,152
	Corporation #	70,200	3,500	OMNOVA Solutions, Inc. #	19,845
1,000	StarTek, Inc.	10,750	700	Penford Corporation	24,689
1,600	Stratasys, Inc. #*	41,648	7,300	PolyOne Corporation #	58,327
1,100	Supertex, Inc. #*	40,194	900	Quaker Chemical Corporation	19,422
2,500	Sykes Enterprises, Inc. #	44,125	2,975	Quanex Corporation	122,540
3,750	Symmetricom, Inc. #	17,775	2,700	Rock-Tenn Company	78,732
2,000	Synaptics, Inc. #	108,700	1,800	RTI International Metals, Inc. #	140,724
1,400	Synnex Corporation #	31,318	1,300	Schweitzer-Mauduit
5,850	Take-Two Interactive			International, Inc.	36,426
	Software, Inc. #*	109,863	2,200	Texas Industries, Inc. *	160,732
3,200	Technitrol, Inc.	94,112	3,300	Tronox, Inc.	27,159
5,200	THQ, Inc. #*	140,868	3,900	Wausau-Mosinee Paper
1,200	Tollgrade Communications, Inc. #	9,648		Corporation	39,039

9,400	Trimble Navigation, Ltd. #	391,980		Total Materials	1,998,889

The accompanying Notes to Financial Statements are an integral part of this schedule.

87

Small Cap Index Fund
Schedule of Investments as of October 31, 2007

Shares	Common Stock (99.2%)	Value	Shares	Common Stock (99.2%)	Value

Telecommunications Services (0.1%)			1,800	Laclede Group, Inc.	$62,622
3,500	General Communication, Inc. #	$41,055	2,400	New Jersey Resources Corporation	118,200

	Total Telecommunications		2,100	Northwest Natural Gas Company	101,157
	Services	41,055	5,900	Piedmont Natural Gas

				Company, Inc. *	150,627
Utilities (5.2%)			2,500	South Jersey Industries, Inc.	93,900
2,100	ALLETE, Inc. ‡	91,749	9,356	Southern Union Company ‡	294,714
1,500	American States Water Company	68,175	3,300	Southwest Gas Corporation	98,208
7,100	Atmos Energy Corporation	199,155	8,400	UGI Corporation	223,608
4,100	Avista Corporation	90,405	1,999	UIL Holdings Corporation	70,325
800	Central Vermont Public Service		2,700	UniSource Energy Corporation	85,644

	Corporation	25,424		Total Utilities	2,397,667

1,100	CH Energy Group, Inc.	51,414

4,700	Cleco Corporation	123,845		Total Common Stock
3,700	El Paso Electric Company #	90,095		(cost $30,968,650)	45,971,607

5,600	Energen Corporation	358,400

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (16.5%)	Rate (+)	Date	Value

7,664,789	Thrivent Financial Securities Lending Trust	5.050%	N/A	$7,664,789

	Total Collateral Held for Securities Loaned
	(cost $7,664,789)			7,664,789

The accompanying Notes to Financial Statements are an integral part of this schedule.

88

Small Cap Index Fund
Schedule of Investments as of October 31, 2007

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (0.8%)	Rate (+)	Date	Value

$125,000	Federal National Mortgage Association ‡	5.080%	12/14/2007	$124,242
254,837	Thrivent Money Market Fund	5.020	N/A	254,837

	Total Short-Term Investments (at amortized cost)			379,079

	Total Investments (cost $39,012,518) 116.5%			$54,015,475

	Other Assets and Liabilities, Net (16.5%)			(7,647,574)

	Total Net Assets 100.0%			$46,367,901

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures	Long/(Short)	Date	Amount	Value	Gain/(Loss)

Russell 2000 Mini-Futures	6	December 2007	$499,057	$499,380	$323
Total Futures					$323

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

‡ At October 31, 2007, $124,242 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $1,240,511 of investments were earmarked as collateral to cover open financial futures contracts.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$17,897,241
Gross unrealized depreciation	(3,136,115)

Net unrealized appreciation (depreciation)	$14,761,126
Cost for federal income tax purposes	$39,254,349

The accompanying Notes to Financial Statements are an integral part of this schedule.

89

Mid Cap Growth Fund
Schedule of Investments as of October 31, 2007

Shares	Common Stock (94.7%)	Value	Shares	Common Stock (94.7%)	Value

Consumer Discretionary (13.7%)			38,500	Diamond Offshore Drilling, Inc.	$4,359,355
13,500	Abercrombie & Fitch Company	$1,069,200	14,300	Dril-Quip, Inc. #	762,619
84,400	Burger King Holdings, Inc.	2,231,536	28,800	GlobalSantaFe Corporation	2,333,664
24,100	Chipotle Mexican Grill, Inc. #*~	3,349,900	32,900	Nabors Industries, Ltd. #*	923,832
186,550	Coldwater Creek, Inc. #*	1,669,622	26,200	National Oilwell Varco, Inc. #	1,918,888
126,800	Corinthian Colleges, Inc. #*	2,078,252	27,500	Peabody Energy Corporation	1,533,125
10,600	Crocs, Inc. #*	792,350	20,400	Petrohawk Energy Corporation #	377,400
67,800	DeVry, Inc.	3,707,982	43,900	Southwestern Energy Company #	2,270,947
59,800	DreamWorks Animation		44,900	Ultra Petroleum Corporation #*	3,181,614
	SKG, Inc. #	1,947,088	20,142	XTO Energy, Inc.	1,337,026

26,400	Focus Media Holding,			Total Energy	28,391,222

	Ltd. ADR #*	1,636,800
41,000	GameStop Corporation #	2,428,020	Financials (5.8%)
15,300	Harley-Davidson, Inc.	787,950	71,100	Annaly Capital Management, Inc.	1,215,099
61,900	Hasbro, Inc. *	1,847,715	2,300	CME Group, Inc.	1,532,375
84,700	International Game Technology	3,693,767	31,600	Highland Distressed
26,100	ITT Educational Services, Inc. #	3,319,659		Opportunities, Inc.	351,708
18,900	Kohl’s Corporation #	1,038,933	9,400	IntercontinentalExchange, Inc. #	1,675,080
94,600	Leapfrog Enterprises, Inc. #*	708,554	39,500	Lazard, Ltd. *	1,982,900
171,200	Quiksilver, Inc. #*	2,311,200	11,350	Legg Mason, Inc.	941,369
62,800	Scientific Games Corporation #*	2,270,220	34,300	Northern Trust Corporation	2,579,703
54,200	Shuffle Master, Inc. #*	741,456	13,700	Nymex Holdings, Inc. *	1,760,724
98,200	Staples, Inc.	2,291,988	32,100	PartnerRe, Ltd. *	2,672,325
27,300	Starwood Hotels & Resorts		3,900	Principal Financial Group, Inc.	263,913
	Worldwide, Inc.	1,552,278	96,900	T. Rowe Price Group, Inc. *	6,224,856

56,700	Texas Roadhouse, Inc. #	718,389		Total Financials	21,200,052

93,400	TJX Companies, Inc.	2,702,062
11,700	Under Armour, Inc. #*	728,325	Health Care (16.7%)
60,800	Volcom, Inc. #*	1,778,400	79,100	Advanced Medical Optics, Inc. #*	2,171,295
66,700	WMS Industries, Inc. #	2,312,489	55,200	Affymetrix, Inc. #*	1,405,392

	Total Consumer		62,100	Alkermes, Inc. #*	1,006,020
	Discretionary	49,714,135	53,600	Allscripts Healthcare

				Solutions, Inc. #*	1,484,720
Consumer Staples (4.3%)			59,800	Amylin Pharmaceuticals, Inc. #*	2,692,196
21,400	Andersons, Inc. *	1,062,510	46,500	BioMarin Pharmaceutical, Inc. #*	1,289,445
38,300	Clorox Company	2,396,431	44,800	C.R. Bard, Inc.	3,745,728
91,000	Coca-Cola Enterprises, Inc.	2,348,710	11,100	Cephalon, Inc. #*	818,514
79,400	H.J. Heinz Company	3,714,332	39,975	Coventry Health Care, Inc. #	2,410,892
20,000	Longs Drug Stores Corporation	1,050,200	54,000	Elan Corporation plc ADR #	1,285,200
51,200	Pepsi Bottling Group, Inc.	2,205,696	22,900	Endo Pharmaceutical
61,500	Whole Foods Market, Inc. *	3,046,710		Holdings, Inc. #	670,970

	Total Consumer Staples	15,824,589	11,886	ev3, Inc. #*	174,491

			52,400	Gen-Probe, Inc. #	3,669,048
Energy (7.8%)			33,600	Genzyme Corporation #	2,552,592
48,700	Cameron International		61,600	Gilead Sciences, Inc. #	2,845,304
	Corporation #	4,741,432	12,300	Henry Schein, Inc. #	736,770
49,800	Devon Energy Corporation	4,651,320	48,600	Hologic, Inc. #*	3,301,398

The accompanying Notes to Financial Statements are an integral part of this schedule.

90

Mid Cap Growth Fund
Schedule of Investments as of October 31, 2007

Shares	Common Stock (94.7%)	Value	Shares	Common Stock (94.7%)	Value

Health Care — continued			Information Technology (22.9%)
11,500	Illumina, Inc. #	$645,725	149,100	Activision, Inc. #	$3,526,215
11,900	Intuitive Surgical, Inc. #	3,889,753	90,234	Adobe Systems, Inc. #±	4,322,209
32,500	Millipore Corporation #*	2,523,625	46,000	Akamai Technologies, Inc. #*	1,802,740
67,900	NuVasive, Inc. #	2,905,441	2,650	Alibaba.com, Ltd. #^§	4,616
62,300	Patterson Companies, Inc. #*	2,436,553	16,200	Amphenol Corporation	717,174
57,600	Pharmaceutical Product		82,000	Broadcom Corporation #	2,669,100
	Development, Inc.	2,433,024	184,900	Cadence Design Systems, Inc. #*	3,624,040
56,000	Sepracor, Inc. #	1,542,240	51,700	CIENA Corporation #*	2,474,362
33,500	Shire Pharmaceuticals		154,500	CNET Networks, Inc. #*	1,248,360
	Group plc ADR	2,517,525	53,752	Cognizant Technology
80,100	St. Jude Medical, Inc. #	3,262,473		Solutions Corporation #	2,228,558
33,000	Thermo Electron Corporation #	1,940,730	16,500	Cognos, Inc. #	830,445
65,900	Thoratec Corporation #*	1,316,023	23,150	Constant Contact, Inc. #*	576,435
2,450	Trans1, Inc. #	61,250	46,500	Corning, Inc.	1,128,555
51,000	VCA Antech, Inc. #	2,348,550	21,600	Cree, Inc. #*	604,800
26,100	Vertex Pharmaceuticals, Inc. #	844,074	29,900	Dolby Laboratories, Inc. #	1,239,654

	Total Health Care	60,926,961	58,900	Electronic Arts, Inc. #*	3,599,968

			52,300	Emulex Corporation #	1,132,818
Industrials (13.8%)			75,700	F5 Networks, Inc. #	2,727,471
43,450	Aecom Technology Corporation #	1,467,306	10,600	Fair Isaac Corporation	401,952
54,300	BE Aerospace, Inc. #	2,699,253	40,000	FormFactor, Inc. #	1,564,400
22,900	C.H. Robinson Worldwide, Inc.	1,143,168	93,600	Foundry Networks, Inc. #	1,978,704
24,140	Expeditors International of		169,100	Integrated Device
	Washington, Inc. *	1,222,691		Technology, Inc. #	2,271,013
33,000	Flowserve Corporation	2,605,680	90,100	Intersil Corporation	2,733,634
35,200	Foster Wheeler, Ltd. #	5,218,400	130,862	JDS Uniphase Corporation #*	1,996,954
23,500	FTI Consulting, Inc. #*	1,276,050	179,300	Lawson Software, Inc. #	2,024,297
22,100	Huron Consulting Group, Inc. #	1,544,348	69,100	Linear Technology Corporation *	2,281,682
25,900	ITT Corporation	1,733,228	87,700	Marvell Technology
23,900	Jacobs Engineering Group, Inc. #*	2,082,885		Group, Ltd. #	1,581,231
43,400	Joy Global, Inc.	2,519,804	32,700	Maxim Integrated Products, Inc.	886,170
38,000	KBR, Inc. #	1,629,440	43,000	McAfee, Inc. #	1,778,050
34,000	McDermott International, Inc. #	2,076,040	46,600	NAVTEQ Corporation #	3,597,520
50,600	Monster Worldwide, Inc. #	2,053,348	73,100	Network Appliance, Inc. #	2,301,919
49,600	Precision Castparts Corporation	7,430,576	78,800	Nuance Communications, Inc. #*	1,742,268
36,900	Quanta Services, Inc. #	1,217,700	84,600	NVIDIA Corporation #	2,993,148
30,800	Rockwell Collins, Inc.	2,304,148	172,500	ON Semiconductor
26,300	Roper Industries, Inc. *	1,862,303		Corporation #	1,759,500
24,300	Spirit Aerosystems		63,000	OpNext, Inc. #	749,700
	Holdings, Inc. #	843,696	380,200	RF Micro Devices, Inc. #*	2,364,844
50,700	Stericycle, Inc. #	2,957,331	146,000	Seagate Technology	4,064,640
3,300	Terex Corporation #	244,926	90,000	Synopsys, Inc. #	2,543,400
30,200	Textron, Inc.	2,090,142	146,000	Tellabs, Inc. #	1,286,260
66,200	US Airways Group, Inc. #	1,831,092	44,500	THQ, Inc. #	1,205,505

	Total Industrials	50,053,555	49,600	VeriSign, Inc. #*	1,690,864

The accompanying Notes to Financial Statements are an integral part of this schedule.

91

Mid Cap Growth Fund
Schedule of Investments as of October 31, 2007

Shares	Common Stock (94.7%)	Value	Shares	Common Stock (94.7%)	Value

Information Technology — continued			Telecommunications Services (4.9%)
53,200	Western Union Company	$1,172,528	43,710	American Tower Corporation #	$1,931,108
72,000	Xilinx, Inc.	1,756,800	76,300	Clearwire Corporation #*	1,566,439

	Total Information		380,823	Level 3 Communications, Inc. #*	1,153,894
	Technology	83,184,503	41,100	NeuStar, Inc. #*	1,405,620

			50,600	NII Holdings, Inc. #	2,934,800
Materials (4.8%)			81,700	Rogers Communications, Inc. *	4,163,432
35,300	Air Products and Chemicals, Inc.	3,454,105	63,700	SBA Communications
9,400	Allegheny Technologies, Inc.	960,398		Corporation #	2,267,720
99,100	Bemis Company, Inc.	2,790,656	105,200	Time Warner Telecom, Inc. #	2,444,848

33,600	Celanese Corporation	1,409,856		Total Telecommunications
43,400	Newmont Mining Corporation	2,207,324		Services	17,867,861

64,200	Praxair, Inc.	5,487,816

32,200	Titanium Metals Corporation #*	1,133,440		Total Common Stock

	Total Materials	17,443,595		(cost $266,855,932)	344,606,473

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (24.7%)	Rate (+)	Date	Value

89,916,284	Thrivent Financial Securities Lending Trust	5.050%	N/A	$89,916,284

	Total Collateral Held for Securities Loaned
	(cost $89,916,284)			89,916,284

The accompanying Notes to Financial Statements are an integral part of this schedule.

92

Mid Cap Growth Fund
Schedule of Investments as of October 31, 2007

		Interest	Maturity
Shares	Short-Term Investments (5.3%)	Rate(+)	Date	Value

19,343,238	Thrivent Money Market Fund	5.020%	N/A	$19,343,238

	Total Short-Term Investments (at amortized cost)			19,343,238

	Total Investments (cost $376,115,454) 124.7%			$453,865,995

	Other Assets and Liabilities, Net (24.7%)			(89,838,778)

	Total Net Assets 100.0%			$364,027,217

	Number of	Exercise	Expiration		Unrealized
Call Options Written	Contracts	Price	Date	Value	Gain/(Loss)

Chipotle Mexican Grill, Inc.	31	$145	November 2007	($6,758)	$1,226
Total Call Options Written					$1,226

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

^ Security is fair valued as discussed in item 2(A) of the Notes to Financial Statements.

§ Denotes investments purchased on a when-issued or delayed delivery basis.

± Designated as cover for long settling trades as discussed in the Notes to Financial Statements.

~ All or a portion of the security was earmarked as collateral to cover options.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$88,719,843
Gross unrealized depreciation	(11,485,936)

Net unrealized appreciation (depreciation)	$77,233,907
Cost for federal income tax purposes	$376,632,088

The accompanying Notes to Financial Statements are an integral part of this schedule.

93

Partner Mid Cap Value Fund
Schedule of Investments as of October 31, 2007

Shares	Common Stock (94.4%)	Value	Shares	Common Stock (94.4%)	Value

Consumer Discretionary (10.8%)			5,864	Assurant, Inc.	$342,692
2,241	BorgWarner, Inc.	$236,896	8,106	Astoria Financial Corporation	210,675
3,536	Boyd Gaming Corporation	147,876	9,911	Brandywine Realty Trust	256,398
96,300	Charter Communications, Inc. #*	199,341	3,225	Camden Property Trust	201,079
15,937	Ford Motor Company #*	141,361	9,715	CIT Group, Inc.	342,357
4,358	Fortune Brands, Inc. *	365,070	7,112	Commerce Bancshares, Inc.	335,473
21,789	H&R Block, Inc. *	475,000	20,393	DCT Industrial Trust, Inc.	218,817
13,950	IAC InterActiveCorp #	410,967	1,309	Developers Diversified Realty
7,844	J.C. Penney Company, Inc.			Corporation	65,974
	(Holding Company)	441,147	5,378	Everest Re Group, Ltd.	572,972
18,696	Johnson Controls, Inc.	817,389	12,326	Highwoods Properties, Inc.	443,243
3,275	KB Home	90,521	19,035	Hudson City Bancorp, Inc. *	298,088
5,325	Lamar Advertising Company	284,674	20,945	KeyCorp	595,885
13,400	Mattel, Inc.	279,926	3,026	Lazard, Ltd.	151,905
23,517	Newell Rubbermaid, Inc.	685,756	1,950	Legg Mason, Inc.	161,733
5,939	Ross Stores, Inc.	160,472	9,191	Liberty Property Trust *	345,765
6,751	Tenneco, Inc. #	206,648	8,018	M&T Bank Corporation	797,631

	Total Consumer		5,246	Mack-Cali Realty Corporation	207,689
	Discretionary	4,943,044	8,305	Northern Trust Corporation	624,619

			4,669	PartnerRe, Ltd.	388,694
Consumer Staples (5.8%)			11,255	Pennsylvania Real Estate
10,621	Clorox Company	664,556		Investment Trust *	429,378
6,972	Coca-Cola Enterprises, Inc.	179,947	5,161	Philadelphia Consolidated
13,150	ConAgra Foods, Inc.	312,050		Holding Corporation #	210,569
2,117	Loews Corporation —		4,059	PMI Group, Inc.	65,066
	Carolina Group	181,596	3,461	RenaissanceRe Holdings, Ltd.	201,915
2,912	Reynolds American, Inc.	187,620	1,775	Torchmark Corporation	115,659
8,404	Safeway, Inc.	285,736	13,854	UnumProvident Corporation	323,352
2,814	Smithfield Foods, Inc. #	80,677	4,233	Vornado Realty Trust	472,911
19,934	SUPERVALU, Inc.	772,442	11,592	Webster Financial Corporation	420,094

	Total Consumer Staples	2,664,624	2,490	XL Capital, Ltd.	179,156

				Total Financials	10,191,204

Energy (11.4%)
4,252	EOG Resources, Inc.	376,727	Health Care (3.0%)
5,675	Grant Prideco, Inc. #	278,983	1,992	Coventry Health Care, Inc. #	120,138
16,218	Hess Corporation	1,161,371	7,782	Edwards Lifesciences Corporation #	390,812
5,650	Oil States International, Inc. #	244,024	2,064	Health Net, Inc. #	110,651
30,304	Range Resources Corporation	1,361,559	14,792	IMS Health, Inc.	372,906
5,274	W-H Energy Services, Inc. #	303,571	13,497	PerkinElmer, Inc.	371,437

41,810	Williams Companies, Inc.	1,525,649		Total Health Care	1,365,944

	Total Energy	5,251,884

			Industrials (10.2%)
Financials (22.2%)			2,191	Alliant Techsystems, Inc. #	241,864
10,494	Ambac Financial Group, Inc. *	386,494	55,746	Allied Waste Industries, Inc. #	704,629
12,936	Annaly Capital Management, Inc.	221,076	100	Chicago Bridge and Iron Company	5,000
12,922	Apartment Investment &		4,658	Cooper Industries, Ltd.	244,033
	Management Company	603,845	4,358	Eaton Corporation	403,464

The accompanying Notes to Financial Statements are an integral part of this schedule.

94

Partner Mid Cap Value Fund
Schedule of Investments as of October 31, 2007

Shares	Common Stock (94.4%)	Value	Shares	Common Stock (94.4%)	Value

Industrials — continued			7,346	Nucor Corporation	$455,599
8,651	JB Hunt Transport Services, Inc. *	$239,806	2,875	Rockwood Holdings, Inc. #	112,384
8,822	Landstar System, Inc.	371,318	2,100	Rohm and Haas Company	108,948
8,446	Lennox International, Inc.	301,522	1,675	Steel Dynamics, Inc.	89,144

12,506	Monster Worldwide, Inc. #	507,493		Total Materials	3,047,254

4,748	Norfolk Southern Corporation	245,234
6,238	Parker-Hannifin Corporation	501,308	Telecommunications Services (3.6%)
6,741	Rockwell Collins, Inc.	504,294	39,967	Cincinnati Bell, Inc. #	216,621
9,127	Ryder System, Inc.	436,727	15,580	Embarq Corporation	824,494

	Total Industrials	4,706,692	5,008	Metropcs Communications, Inc. #	112,680

			70,695	Qwest Communications
Information Technology (6.7%)				International, Inc. #*	507,590

17,930	Activision, Inc. #	424,044		Total Telecommunications
18,480	Amphenol Corporation	818,110		Services	1,661,385

23,951	BearingPoint, Inc. #	114,725
10,762	Lexmark International, Inc. #	451,896	Utilities (14.1%)
6,460	National Semiconductor		7,852	American Electric Power
	Corporation	162,404		Company, Inc.	378,545
14,858	Seagate Technology	413,647	7,620	CMS Energy Corporation	129,311
9,699	Tessera Technologies, Inc. #	370,405	1,992	Constellation Energy Group, Inc.	188,642
20,028	Xerox Corporation #	349,288	25,873	DPL, Inc. *	751,352

	Total Information		12,619	Edison International, Inc.	733,038
	Technology	3,104,519	11,240	Entergy Corporation	1,347,339

			5,100	Equitable Resources, Inc.	287,232
Materials (6.6%)			7,894	FirstEnergy Corporation	550,212
5,752	Airgas, Inc.	290,303	13,335	PG&E Corporation	652,482
4,129	Albemarle Corporation	197,201	20,326	PPL Corporation	1,050,854
10,575	Celanese Corporation	443,727	1,370	SCANA Corporation	55,608
12,151	Chemtura Corporation	113,247	7,234	Wisconsin Energy Corporation	346,364

12,306	Commercial Metals Company	386,162		Total Utilities	6,470,979

3,470	Cytec Industries, Inc.	231,484

31,999	Domtar Corporation #	274,551		Total Common Stock
9,321	International Paper Company	344,504		(cost $39,779,888)	43,407,529

The accompanying Notes to Financial Statements are an integral part of this schedule.

95

Partner Mid Cap Value Fund
Schedule of Investments as of October 31, 2007

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (8.8%)	Rate (+)	Date	Value

4,022,546	Thrivent Financial Securities Lending Trust	5.050%	N/A	$4,022,546

	Total Collateral Held for Securities Loaned
	(cost $4,022,546)			4,022,546

		Interest	Maturity
Shares	Short-Term Investments (5.1%)	Rate (+)	Date	Value

2,336,105	Thrivent Money Market Fund	5.020%	N/A	$2,336,105

	Total Short-Term Investments (at amortized cost)			2,336,105

	Total Investments (cost $46,138,539) 108.3%			$49,766,180

	Other Assets and Liabilities, Net (8.3%)			(3,796,871)

	Total Net Assets 100.0%			$45,969,309

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$5,426,209
Gross unrealized depreciation	(2,025,286)

Net unrealized appreciation (depreciation)	$3,400,923
Cost for federal income tax purposes	$46,365,257

The accompanying Notes to Financial Statements are an integral part of this schedule.

96

Mid Cap Stock Fund
Schedule of Investments as of October 31, 2007

Shares	Common Stock (94.8%)	Value	Shares	Common Stock (94.8%)	Value

Consumer Discretionary (10.7%)			602,850	HCC Insurance Holdings, Inc. *	$18,019,186
49,300	Apollo Group, Inc. #	$3,907,518	224,700	Jefferies Group, Inc. *	6,006,231
265,200	Burger King Holdings, Inc.	7,011,888	1,226,700	New York Community
172,600	Darden Restaurants, Inc.	7,421,800		Bancorp, Inc. *	22,828,887
399,300	DeVry, Inc. *	21,837,717	95,200	PartnerRe, Ltd. *	7,925,400
408,200	International Game Technology	17,801,602	143,100	Philadelphia Consolidated
82,900	ITT Educational Services, Inc. #	10,544,051		Holding Corporation #	5,838,480
272,400	Scientific Games Corporation #	9,847,260	316,600	PMI Group, Inc. *	5,075,098
2,484,800	Service Corporation		79,200	Protective Life Corporation	3,395,304
	International	35,955,056	154,900	Rayonier, Inc. REIT	7,480,121
149,700	Urban Outfitters, Inc. #*	3,782,919	113,900	SEI Investments Company	3,601,518
215,000	WMS Industries, Inc. #*	7,454,050	222,700	Strategic Hotel Capital, Inc. *	4,863,768

	Total Consumer		715,100	U-Store-It Trust *	9,224,790
	Discretionary	125,563,861	208,550	W.R. Berkley Corporation	6,275,270

			123,900	Westamerica Bancorporation *	5,957,112

Consumer Staples (9.6%)				Total Financials	169,422,438

482,900	Campbell Soup Company *	17,857,642
374,900	Clorox Company	23,457,493	Health Care (10.1%)
430,300	Coca-Cola Enterprises, Inc.	11,106,043	114,700	Advanced Medical Optics, Inc. #*	3,148,515
623,000	H.J. Heinz Company	29,143,940	239,500	Applera Corporation
121,600	Kroger Company	3,573,824		(Celera Group) #	3,906,245
98,100	McCormick & Company, Inc.	3,436,443	95,000	Beckman Coulter, Inc. *	6,727,900
143,300	NBTY, Inc. #	5,101,480	83,900	Cephalon, Inc. #*	6,186,786
104,800	Safeway, Inc.	3,563,200	111,200	Coventry Health Care, Inc. #	6,706,472
118,600	Smithfield Foods, Inc. #	3,400,262	121,894	Dade Behring Holdings, Inc.	9,377,305
435,500	TreeHouse Foods, Inc. #	12,150,450	65,200	DaVita, Inc. #	4,250,388

	Total Consumer Staples	112,790,777	129,400	Endo Pharmaceutical

				Holdings, Inc. #	3,791,420
Energy (0.9%)			88,100	Hologic, Inc. #*	5,984,633
285,000	Willbros Group, Inc. #*	10,906,950	381,000	Human Genome Sciences, Inc. #*	3,604,260

	Total Energy	10,906,950	123,900	ImClone Systems, Inc. #*	5,346,285

			37,500	Intuitive Surgical, Inc. #*	12,257,625
Financials (14.4%)			61,300	Invitrogen Corporation #*	5,570,331
50,550	Affiliated Managers Group, Inc. #*	6,649,852	125,300	LifePoint Hospitals, Inc. #	3,824,156
115,700	Assurant, Inc.	6,761,508	105,100	Patterson Companies, Inc. #	4,110,461
61,800	Bear Stearns Companies, Inc.	7,020,480	68,000	Shire Pharmaceuticals
188,900	Brown & Brown, Inc.	4,758,391		Group plc ADR	5,110,200
44,000	City National Corporation	2,974,400	218,500	St. Jude Medical, Inc. #	8,899,505
87,900	Commerce Bancshares, Inc.	4,146,243	155,500	TomoTherapy, Inc. #*	3,400,785
126,400	Cousins Properties, Inc. *	3,639,056	70,800	Universal Health Services, Inc. *	3,451,500
128,700	Eaton Vance Corporation	6,438,861	82,300	Varian Medical Systems, Inc. #	4,013,771
167,000	Endurance Specialty		37,000	Ventana Medical Systems, Inc. #	3,256,000
	Holdings, Ltd.	6,548,070	162,800	Vertex Pharmaceuticals, Inc. #	5,264,952

231,600	Equity One, Inc. *	6,063,288		Total Health Care	118,189,495

145,900	General Growth Properties, Inc. *	7,931,124

The accompanying Notes to Financial Statements are an integral part of this schedule.

97

Mid Cap Stock Fund
Schedule of Investments as of October 31, 2007

Shares	Common Stock (94.8%)	Value	Shares	Common Stock (94.8%)	Value

Industrials (5.4%)			863,600	RF Micro Devices, Inc. #*	$5,371,592
440,600	Continental Airlines, Inc. #*	$15,134,610	329,500	Synopsys, Inc. #	9,311,670
378,900	Pitney Bowes, Inc.	15,171,156	614,000	Tellabs, Inc. #	5,409,340
200,400	Stericycle, Inc. #	11,689,332	379,900	Teradyne, Inc. #	4,687,966
565,600	US Airways Group, Inc. #*	15,644,496	731,700	TIBCO Software, Inc. #*	6,717,006
214,100	UTI Worldwide, Inc.	5,461,691	101,400	Varian Semiconductor

	Total Industrials	63,101,285		Equipment Associates, Inc. #	4,666,428

			377,700	VeriSign, Inc. #*	12,875,793
Information Technology (20.2%)			312,700	Vishay Intertechnology, Inc. #	3,936,893
305,100	ADC Telecommunications, Inc. #*	5,705,370	440,000	Wind River Systems, Inc. #	5,504,400

1,883,600	Atmel Corporation #	9,210,804		Total Information
1,222,000	Brocade Communications #	11,621,220		Technology	236,377,856

261,600	Cadence Design Systems, Inc. #*	5,127,360
89,500	CIENA Corporation #*	4,283,470	Materials (15.4%)
86,600	Cognizant Technology		1,560,500	Crown Holdings, Inc. #	38,700,400
	Solutions Corporation #	3,590,436	1,073,100	Owens-Illinois, Inc. #*	47,667,104
60,000	Cognos, Inc. #	3,019,800	1,590,503	Pactiv Corporation #	43,691,117
907,500	Compuware Corporation #	9,075,000	130,200	Sigma-Aldrich Corporation	6,727,434
87,900	DealerTrack Holdings, Inc. #	4,315,011	801,985	Silgan Holdings, Inc.	43,764,321

41,800	DST Systems, Inc. #	3,540,878		Total Materials	180,550,376

131,300	Electronic Arts, Inc. #*	8,025,056
357,600	Emulex Corporation #	7,745,616	Telecommunications Services (0.5%)
94,500	F5 Networks, Inc. #	3,404,835	1,113,900	Cincinnati Bell, Inc. #*	6,037,338

313,900	Fair Isaac Corporation *	11,903,088		Total Telecommunications
115,000	FormFactor, Inc. #*	4,497,650		Services	6,037,338

320,900	Foundry Networks, Inc. #	6,783,826
90,700	Harris Corporation	5,492,792	Utilities (7.6%)
385,200	Integrated Device		240,200	AGL Resources, Inc.	9,495,106
	Technology, Inc. #	5,173,236	982,700	CMS Energy Corporation *	16,676,419
187,200	Intersil Corporation *	5,679,648	338,600	Nicor, Inc. *	14,651,222
430,900	Juniper Networks, Inc. #	15,512,400	328,900	SCANA Corporation *	13,350,051
87,400	Lexmark International, Inc. #	3,669,926	125,000	Vectren Corporation	3,505,000
276,400	McAfee, Inc. #	11,429,140	102,800	WGL Holdings, Inc. *	3,486,976
245,400	Network Appliance, Inc. #	7,727,646	584,000	Wisconsin Energy Corporation	27,961,920

82,100	NVIDIA Corporation #	2,904,698		Total Utilities	89,126,694

473,300	ON Semiconductor Corporation #	4,827,660

411,200	Palm, Inc. *	3,709,024		Total Common Stock
157,800	Paychex, Inc. *	6,592,884		(cost $1,003,504,521)	1,112,067,070

369,400	PMC-Sierra, Inc. #*	3,328,294

The accompanying Notes to Financial Statements are an integral part of this schedule.

98

Mid Cap Stock Fund
Schedule of Investments as of October 31, 2007

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (22.5%)	Rate (+)	Date	Value

263,325,754	Thrivent Financial Securities Lending Trust	5.050%	N/A	$263,325,754

	Total Collateral Held for Securities Loaned
	(cost $263,325,754)			263,325,754

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (5.2%)	Rate (+)	Date	Value

$27,480,000	Barclays Bank plc Repurchase Agreement ■	4.800%	11/1/2007	$27,480,000
5,000,000	Barton Capital, LLC	4.950	11/1/2007	5,000,000
5,000,000	Falcon Asset Securitization Corporation	4.820	11/5/2007	4,997,322
18,634,670	Thrivent Money Market Fund	5.020	N/A	18,634,670
5,000,000	Yorktown Capital, LLC	4.830	11/1/2007	5,000,000

	Total Short-Term Investments (at amortized cost)			61,111,992

	Total Investments (cost $1,327,942,267) 122.5%			$1,436,504,816

	Other Assets and Liabilities, Net (22.5%)			(263,599,974)

	Total Net Assets 100.0%			$1,172,904,842

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

■ Repurchase agreement dated October 31, 2007 $27,480,861 maturing November 1, 2007, collateralized by $28,030,478 Federal National Mortgage Association, 5.250% due March 24, 2015.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

REIT — Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$138,036,266
Gross unrealized depreciation	(31,987,163)

Net unrealized appreciation (depreciation)	$106,049,103
Cost for federal income tax purposes	$1,330,455,713

The accompanying Notes to Financial Statements are an integral part of this schedule.

99

Mid Cap Index Fund
Schedule of Investments as of October 31, 2007

Shares	Common Stock (98.7%)	Value	Shares	Common Stock (98.7%)	Value

Consumer Discretionary (14.3%)			4,100	Lamar Advertising Company	$219,186
2,500	99 Cents Only Stores #	$26,875	3,800	Lear Corporation #	135,014
5,300	Advance Auto Parts, Inc. ‡	180,836	2,070	Lee Enterprises, Inc.	33,224
3,900	Aeropostale, Inc. #	89,310	1,500	Life Time Fitness, Inc. #*	90,960
10,650	American Eagle Outfitters, Inc. ‡	253,257	1,800	M.D.C. Holdings, Inc.	72,918
2,800	American Greetings Corporation	73,752	1,600	Matthews International
3,100	AnnTaylor Stores Corporation #	96,069		Corporation	72,912
3,850	Applebee’s International, Inc.	97,559	1,310	Media General, Inc.	36,654
3,517	ArvinMeritor, Inc.	52,157	1,650	Modine Manufacturing Company	38,379
2,460	Barnes & Noble, Inc.	95,054	2,660	Mohawk Industries, Inc. #	227,004
4,510	Belo Corporation	83,435	2,400	Netflix, Inc. #*	63,528
1,310	Blyth, Inc.	25,008	300	NVR, Inc. #	142,725
1,910	Bob Evans Farms, Inc.	53,824	5,700	O’Reilly Automotive, Inc. #	188,214
2,960	Borders Group, Inc. *	45,643	3,500	Pacific Sunwear of
2,940	BorgWarner, Inc.	310,787		California, Inc. #	58,520
2,800	Boyd Gaming Corporation	117,096	6,800	PETsMART, Inc.	203,660
5,162	Brinker International, Inc.	131,063	2,800	Phillips-Van Heusen Corporation	133,840
3,450	Callaway Golf Company	59,754	2,200	Regis Corporation	73,920
4,500	Career Education Corporation #	160,830	3,500	Rent-A-Center, Inc. #	56,000
10,800	CarMax, Inc. #‡	225,396	6,800	Ross Stores, Inc.	183,736
1,300	CBRL Group, Inc.	51,870	2,600	Ruby Tuesday, Inc. *	41,522
6,100	Charming Shoppes, Inc. #	45,262	2,100	Ryland Group, Inc.	59,703
3,800	Cheesecake Factory, Inc. #	85,234	7,110	Saks, Inc.	150,448
8,800	Chico’s FAS, Inc. #	115,632	1,380	Scholastic Corporation #	54,620
1,600	Chipotle Mexican Grill, Inc. #	222,400	3,300	Scientific Games Corporation #*	119,295
3,000	Coldwater Creek, Inc. #	26,850	3,300	Sotheby’s Holdings, Inc.	178,761
3,270	Collective Brands, Inc. #	60,462	800	Strayer Education, Inc.	149,168
4,300	Corinthian Colleges, Inc. #*	70,477	1,800	Thor Industries, Inc.	86,400
2,890	DeVry, Inc.	158,054	2,600	Timberland Company #	50,726
4,000	Dick’s Sporting Goods, Inc. #	133,480	6,300	Toll Brothers, Inc. #	144,333
4,670	Dollar Tree Stores, Inc. #	178,861	3,000	Tupperware Corporation	108,300
1,400	Entercom Communications		5,600	Urban Outfitters, Inc. #	141,512
	Corporation	25,970	2,460	Valassis Communications, Inc. #*	24,231
7,700	Foot Locker, Inc.	114,653	2,200	Warnaco Group, Inc. #	89,518
2,420	Furniture Brands		300	Washington Post Company	254,700
	International, Inc. *	29,161	4,460	Williams-Sonoma, Inc.	140,222

7,900	GameStop Corporation #	467,838		Total Consumer
7,100	Gentex Corporation *	147,538		Discretionary	8,707,948

2,300	Getty Images, Inc. #	64,975
2,800	Guess ?, Inc.	143,892	Consumer Staples (3.1%)
4,800	Hanesbrands, Inc. #	148,992	4,300	Alberto-Culver Company	111,757
2,620	Harte-Hanks, Inc.	46,191	3,220	BJ’s Wholesale Club, Inc. #	115,534
1,800	Hovnanian Enterprises, Inc. #*	20,466	3,280	Church & Dwight Company, Inc.	155,177
1,650	International Speedway		3,700	Corn Products International, Inc.	157,398
	Corporation	73,310	2,850	Energizer Holdings, Inc. #	297,255
1,400	ITT Educational Services, Inc. #	178,066	2,900	Hansen Natural Corporation #*	197,200
2,200	John Wiley and Sons, Inc.	96,756	3,800	Hormel Foods Corporation	138,624

The accompanying Notes to Financial Statements are an integral part of this schedule.

100

Mid Cap Index Fund
Schedule of Investments as of October 31, 2007

Shares	Common Stock (98.7%)	Value	Shares	Common Stock (98.7%)	Value

Consumer Staples — continued			2,470	Bank of Hawaii Corporation	$131,305
2,788	J.M. Smucker Company	$148,963	5,700	Brown & Brown, Inc.	143,583
1,130	Lancaster Colony Corporation	45,392	2,500	Cathay General Bancorp	77,425
2,900	NBTY, Inc. #	103,240	2,100	City National Corporation	141,960
2,860	PepsiAmericas, Inc.	102,159	7,600	Colonial BancGroup, Inc.	145,768
1,990	Ruddick Corporation	67,660	2,300	Commerce Group, Inc.	83,927
5,900	Smithfield Foods, Inc. #	169,153	1,900	Cousins Properties, Inc. *	54,701
1,352	Tootsie Roll Industries, Inc.	34,841	3,000	Cullen/Frost Bankers, Inc.	159,540
1,340	Universal Corporation	65,312	7,100	Duke Realty Corporation	228,265

	Total Consumer Staples	1,909,665	6,100	Eaton Vance Corporation	305,183

			2,000	Equity One, Inc.	52,360
Energy (9.1%)			3,090	Everest Re Group, Ltd.	329,209
7,100	Arch Coal, Inc.	291,100	11,072	Fidelity National Financial, Inc.	170,398
1,800	Bill Barrett Corporation #*	84,240	4,800	First American Corporation	144,480
5,500	Cameron International		1,500	First Community Bancorp, Inc.	73,050
	Corporation #	535,480	5,300	First Niagara Financial Group, Inc.	69,960
4,200	Cimarex Energy Company	170,142	4,150	FirstMerit Corporation *	87,980
6,000	Denbury Resources, Inc. #*	339,600	2,660	Hanover Insurance Group, Inc.	122,546
2,700	Encore Acquisition Company #	99,090	5,600	HCC Insurance Holdings, Inc.	167,384
3,316	Exterran Holdings, Inc. #	279,207	2,800	Highwoods Properties, Inc.	100,688
6,400	FMC Technologies, Inc. #	388,032	2,350	Horace Mann Educators
4,300	Forest Oil Corporation #*	208,937		Corporation	48,622
5,300	Frontier Oil Corporation	242,687	4,800	Hospitality Properties Trust	190,080
6,320	Grant Prideco, Inc. #	310,691	3,600	IndyMac Bancorp, Inc. *	48,312
5,140	Helmerich & Payne, Inc.	162,527	5,500	Jefferies Group, Inc.	147,015
6,500	Newfield Exploration Company #	349,960	1,900	Jones Lang LaSalle, Inc.	181,127
1,390	Overseas Shipholding Group, Inc.	103,416	4,600	Liberty Property Trust	173,052
7,800	Patterson-UTI Energy, Inc.	155,532	3,500	Macerich Company	299,985
6,150	Pioneer Natural Resources		3,400	Mack-Cali Realty Corporation	134,606
	Company	313,773	1,900	Mercury General Corporation	97,489
3,600	Plains Exploration & Production		4,500	Nationwide Health
	Company #*	183,420		Properties, Inc. *	140,490
2,900	Pogo Producing Company	172,724	15,610	New York Community
8,300	Pride International, Inc. #	306,270		Bancorp, Inc. *	290,502
2,500	Quicksilver Resources, Inc. #*	142,500	3,900	Nuveen Investments	252,720
8,400	Southwestern Energy Company #	434,532	11,606	Old Republic International
4,000	Superior Energy Services, Inc. #	148,320		Corporation	177,920
2,810	Tidewater, Inc. *	153,623	4,240	PMI Group, Inc.	67,967

	Total Energy	5,575,803	1,955	Potlatch Corporation	93,175

			3,550	Protective Life Corporation	152,188
Financials (14.2%)			4,000	Radian Group, Inc. *	50,360
5,000	AMB Property Corporation ‡	326,750	4,625	Raymond James Financial, Inc.	172,281
3,750	American Financial Group, Inc.	112,125	4,028	Rayonier, Inc. REIT	194,512
5,700	AmeriCredit Corporation #	80,427	3,400	Regency Centers Corporation	243,032
4,800	Arthur J. Gallagher & Company	127,728	6,300	SEI Investments Company	199,206
6,278	Associated Banc-Corp	181,183	2,600	StanCorp Financial Group, Inc.	143,338
4,120	Astoria Financial Corporation	107,079	1,800	SVB Financial Group #	93,222

The accompanying Notes to Financial Statements are an integral part of this schedule.

101

Mid Cap Index Fund
Schedule of Investments as of October 31, 2007

Shares	Common Stock (98.7%)	Value	Shares	Common Stock (98.7%)	Value

Financials — continued			1,700	Par Pharmaceutical
5,480	TCF Financial Corporation	$124,780		Companies, Inc. #	$31,348
6,800	UDR, Inc.	161,432	5,800	PDL BioPharma, Inc. #*	122,960
2,690	Unitrin, Inc.	124,574	3,920	Perrigo Company	92,943
8,150	W.R. Berkley Corporation	245,234	5,200	Pharmaceutical Product
1	Wachovia Corporation	16		Development, Inc.	219,648
4,100	Waddell & Reed Financial, Inc.	136,202	2,800	Psychiatric Solutions, Inc. #	110,880
4,496	Washington Federal, Inc.	108,623	3,900	ResMed, Inc. #	161,577
2,750	Webster Financial Corporation	99,660	5,320	Sepracor, Inc. #	146,513
3,900	Weingarten Realty Investors	149,214	3,170	STERIS Corporation	92,057
1,510	Westamerica Bancorporation *	72,601	2,100	Techne Corporation #	137,004
3,440	Wilmington Trust Corporation	125,113	2,600	Universal Health Services, Inc.	126,750

	Total Financials	8,663,654	4,670	Valeant Pharmaceuticals

				International #	67,948
Health Care (11.9%)			1,600	Varian, Inc. #	118,224
3,056	Advanced Medical Optics, Inc. #*	83,887	4,200	VCA Antech, Inc. #	193,410
3,500	Affymetrix, Inc. #	89,110	1,400	Ventana Medical Systems, Inc. #	123,200
2,140	Apria Healthcare Group, Inc. #	51,724	6,500	Vertex Pharmaceuticals, Inc. #	210,210
3,100	Beckman Coulter, Inc. ‡	219,542	2,000	Wellcare Health Plans, Inc. #*	48,380

3,300	Cephalon, Inc. #*	243,342		Total Health Care	7,232,794

3,200	Cerner Corporation #	190,592
3,300	Charles River Laboratories		Industrials (14.4%)
	International, Inc. #	191,400	4,510	AGCO Corporation #‡	269,157
4,700	Community Health Systems, Inc. #	154,771	4,500	AirTran Holdings, Inc. #*	46,845
3,090	Covance, Inc. #	254,925	2,120	Alaska Air Group, Inc. #	53,848
7,620	Dentsply International, Inc.	316,078	2,150	Alexander & Baldwin, Inc.	112,617
2,890	Edwards Lifesciences Corporation #	145,136	1,600	Alliant Techsystems, Inc. #*	176,624
6,700	Endo Pharmaceutical		5,360	AMETEK, Inc.	251,920
	Holdings, Inc. #	196,310	5,100	Avis Budget Group, Inc. #	106,437
2,700	Gen-Probe, Inc. #	189,054	2,340	Brink’s Company	146,601
12,100	Health Management		3,020	Carlisle Companies, Inc.	119,139
	Associates, Inc.	79,981	3,733	ChoicePoint, Inc. #	146,782
5,640	Health Net, Inc. #	302,360	2,210	Con-way, Inc.	94,168
4,400	Henry Schein, Inc. #	263,560	3,600	Copart, Inc. #	138,168
3,130	Hillenbrand Industries, Inc.	172,839	1,900	Corporate Executive
5,900	Hologic, Inc. #*	400,787		Board Company	135,375
1,800	Intuitive Surgical, Inc. #	588,366	2,600	Crane Company	123,344
2,400	Invitrogen Corporation #	218,088	2,600	Deluxe Corporation	104,884
1,700	Kindred Healthcare, Inc. #	36,108	3,480	Donaldson Company, Inc.	149,153
2,200	Kyphon, Inc. #	155,936	2,100	DRS Technologies, Inc.	120,624
2,800	LifePoint Hospitals, Inc. #	85,456	2,900	Dun & Bradstreet Corporation	280,865
4,300	Lincare Holdings, Inc. #	149,511	6,280	Fastenal Company *	279,334
2,800	Medicis Pharmaceutical		2,580	Federal Signal Corporation	34,546
	Corporation	83,132	2,820	Flowserve Corporation	222,667
15,938	Millennium Pharmaceuticals, Inc. #	188,387	2,600	GATX Corporation	106,522
6,080	Omnicare, Inc.	179,360	3,350	Graco, Inc.	131,856
			1,745	Granite Construction, Inc.	74,721

The accompanying Notes to Financial Statements are an integral part of this schedule.

102

Mid Cap Index Fund
Schedule of Investments as of October 31, 2007

Shares	Common Stock (98.7%)	Value	Shares	Common Stock (98.7%)	Value

Industrials — continued			3,900	Alliance Data Systems
4,180	Harsco Corporation	$253,392		Corporation #‡	$313,560
3,070	Herman Miller, Inc.	83,565	8,800	Amphenol Corporation ‡	389,576
2,410	HNI Corporation *	104,498	7,800	Andrew Corporation #	114,348
3,030	Hubbell, Inc.	166,650	6,120	Arrow Electronics, Inc. #*	244,678
4,000	IDEX Corporation	141,680	24,360	Atmel Corporation #‡	119,120
4,600	JB Hunt Transport Services, Inc.	127,512	7,440	Avnet, Inc. #	310,397
8,900	JetBlue Airways Corporation #*	81,257	2,460	Avocent Corporation #	66,494
5,450	Joy Global, Inc.	316,427	7,000	Broadridge Financial
8,400	KBR, Inc. #	360,192		Solutions, LLC	140,000
1,200	Kelly Services, Inc.	25,236	13,780	Cadence Design Systems, Inc. #*	270,088
1,860	Kennametal, Inc.	169,651	7,200	Ceridian Corporation #	258,768
2,600	Korn/Ferry International #	49,816	4,390	CheckFree Corporation #	208,657
2,200	Lincoln Electric Holdings, Inc.	158,950	3,030	CommScope, Inc. #	142,925
4,140	Manpower, Inc.	309,424	4,200	Cree, Inc. #*	117,600
1,500	Mine Safety Appliances Company *	68,685	2,240	CSG Systems International, Inc. #	45,987
2,300	MSC Industrial Direct		7,610	Cypress Semiconductor
	Company, Inc.	112,033		Corporation #	278,146
2,300	Navigant Consulting, Inc. #*	30,314	3,300	Diebold, Inc.	138,072
1,780	Nordson Corporation	95,230	2,100	Digital River, Inc. #	111,426
3,600	Oshkosh Truck Corporation	195,120	2,660	DST Systems, Inc. #	225,329
4,920	Pentair, Inc.	174,119	2,000	Dycom Industries, Inc. #	56,500
8,390	Quanta Services, Inc. #	276,870	4,200	F5 Networks, Inc. #	151,326
8,100	Republic Services, Inc.	276,939	2,850	Fair Isaac Corporation	108,072
1,462	Rollins, Inc.	44,401	6,200	Fairchild Semiconductor
4,400	Roper Industries, Inc.	311,564		International, Inc. #	113,150
390	Sequa Corporation #	67,790	3,400	Gartner Group, Inc. #	74,460
2,640	SPX Corporation	267,432	4,000	Global Payments, Inc.	190,240
4,300	Stericycle, Inc. #	250,819	6,780	Harris Corporation	410,597
1,920	Teleflex, Inc.	140,563	1,800	Imation Corporation	40,104
2,500	Thomas & Betts Corporation #	140,025	7,200	Ingram Micro, Inc. #	152,928
4,700	Timken Company	156,322	9,890	Integrated Device
3,995	Trinity Industries, Inc.	144,379		Technology, Inc. #	132,823
3,600	United Rentals, Inc. #	123,084	3,700	International Rectifier
2,300	Werner Enterprises, Inc.	43,746		Corporation #	123,506
2,800	YRC Worldwide, Inc. #*	68,824	6,600	Intersil Corporation	200,244

	Total Industrials	8,762,706	3,900	Jack Henry & Associates, Inc.	113,958

			4,200	KEMET Corporation #	29,694
Information Technology (15.4%)			6,700	Lam Research Corporation #	336,340
20,000	3Com Corporation #	97,600	5,900	Lattice Semiconductor
1,880	ACI Worldwide, Inc. #	42,996		Corporation #	24,662
14,200	Activision, Inc. #	335,830	2,700	Macrovision Corporation #	64,800
3,530	Acxiom Corporation	46,384	7,980	McAfee, Inc. #	329,973
5,900	ADC Telecommunications, Inc. #	110,330	4,440	Mentor Graphics Corporation #	71,129
3,060	ADTRAN, Inc.	73,654	2,810	Micrel, Inc.	25,430
900	Advent Software, Inc. #*	49,797	4,100	MoneyGram International, Inc.	65,395
			5,120	MPS Group, Inc. #	62,515

The accompanying Notes to Financial Statements are an integral part of this schedule.

103

Mid Cap Index Fund
Schedule of Investments as of October 31, 2007

Shares	Common Stock (98.7%)	Value	Shares	Common Stock (98.7%)	Value

Information Technology — continued			3,300	Reliance Steel & Aluminum
2,850	National Instruments Corporation	$92,454		Company	$192,555
9,200	NCR Corporation #	253,828	5,990	RPM International, Inc.	128,366
5,200	Palm, Inc. *	46,904	2,200	Scotts Company	100,958
5,700	Parametric Technology		2,520	Sensient Technologies Corporation	75,323
	Corporation #	108,870	4,940	Sonoco Products Company	152,745
2,500	Plantronics, Inc.	68,375	5,200	Steel Dynamics, Inc.	276,744
4,600	Polycom, Inc. #	128,708	4,700	Terra Industries, Inc. #	173,383
6,520	Powerwave Technologies, Inc. #	36,251	5,020	Valspar Corporation	125,651
9,700	RF Micro Devices, Inc. #*	60,334	3,500	Worthington Industries, Inc. *	87,500

3,260	Semtech Corporation #	55,779		Total Materials	4,752,485

2,700	Silicon Laboratories, Inc. #	117,990
2,200	SRA International, Inc. #	60,412	Telecommunications Services (0.9%)
4,560	Sybase, Inc. #	130,416	12,410	Cincinnati Bell, Inc. #	67,262
7,180	Synopsys, Inc. #	202,907	3,800	NeuStar, Inc. #	129,960
2,840	Tech Data Corporation #	111,697	5,310	Telephone and Data Systems, Inc.	370,638

6,979	TriQuint Semiconductor, Inc. #	43,758		Total Telecommunications
5,300	UTStarcom, Inc. #*	16,960		Services	567,860

5,000	ValueClick, Inc. #	135,950
9,270	Vishay Intertechnology, Inc. #	116,709	Utilities (7.6%)
10,900	Western Digital Corporation #	282,528	4,060	AGL Resources, Inc. ‡	160,492
3,800	Wind River Systems, Inc. #	47,538	5,570	Alliant Energy Corporation ‡	222,800
3,400	Zebra Technologies Corporation #*	132,906	6,666	Aqua America, Inc. *	155,051

	Total Information		18,790	Aquila, Inc. #	78,542
	Technology	9,380,882	2,080	Black Hills Corporation	92,394

			5,820	DPL, Inc. *	169,013
Materials (7.8%)			7,950	Energy East Corporation	221,646
3,890	Airgas, Inc. ‡	196,328	6,100	Equitable Resources, Inc.	343,552
3,980	Albemarle Corporation ‡	190,085	4,430	Great Plains Energy, Inc.	132,191
3,370	Cabot Corporation	117,984	4,240	Hawaiian Electric
1,300	Carpenter Technology Corporation	188,383		Industries, Inc. *	98,368
2,400	CF Industries Holdings, Inc.	210,960	2,220	IDACORP, Inc. *	77,456
12,070	Chemtura Corporation	112,492	9,125	MDU Resources Group, Inc.	256,960
2,000	Cleveland-Cliffs, Inc.	191,300	4,360	National Fuel Gas Company *	211,416
5,900	Commercial Metals Company	185,142	7,760	Northeast Utilities
2,150	Cytec Industries, Inc.	143,426		Service Company	239,241
2,290	Ferro Corporation	47,449	5,340	NSTAR	187,754
2,500	Florida Rock Industries, Inc.	157,325	4,560	OGE Energy Corporation	174,648
3,700	FMC Corporation	212,750	5,100	ONEOK, Inc.	254,694
5,200	Louisiana-Pacific Corporation	85,592	9,655	Pepco Holdings, Inc.	275,071
3,460	Lubrizol Corporation	234,865	3,860	PNM Resources, Inc.	96,539
12,600	Lyondell Chemical Company	597,866	6,020	Puget Energy, Inc.	170,065
2,000	Martin Marietta Materials, Inc. *	258,700	5,990	SCANA Corporation	243,134
1,070	Minerals Technologies, Inc.	75,135	11,070	Sierra Pacific Resources	186,751
3,680	Olin Corporation	83,830	4,020	Vectren Corporation	112,721
4,700	Packaging Corporation of America	149,648	4,600	Westar Energy, Inc.	122,452

The accompanying Notes to Financial Statements are an integral part of this schedule.

104

Mid Cap Index Fund
Schedule of Investments as of October 31, 2007

Shares	Common Stock (98.7%)	Value

Utilities — continued
2,590	WGL Holdings, Inc.	$87,853
5,820	Wisconsin Energy Corporation	278,662

	Total Utilities	4,649,466

	Total Common Stock
	(cost $42,463,073)	60,203,263

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (8.7%)	Rate (+)	Date	Value

5,297,773	Thrivent Financial Securities Lending Trust	5.050%	N/A	$5,297,773

	Total Collateral Held for Securities Loaned
	(cost $5,297,773)			5,297,773

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (1.5%)	Rate (+)	Date	Value

$125,000	Federal National Mortgage Association ‡	5.080%	12/14/2007	$124,242
792,453	Thrivent Money Market Fund	5.020	N/A	792,452

	Total Short-Term Investments (at amortized cost)			916,694

	Total Investments (cost $48,677,540) 108.9%			$66,417,730

	Other Assets and Liabilities, Net (8.9%)			(5,403,191)

	Total Net Assets 100.0%			$61,014,539

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures	Long/(Short)	Date	Amount	Value	Gain/(Loss)

S&P 400 Index Mini-Futures	9	December 2007	$825,225	$820,890	($4,335)
Total Futures					($4,335)

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

‡ At October 31, 2007, $124,242 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $2,814,275 of investments were earmarked as collateral to cover open financial futures contracts.

Definitions:

REIT — Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$20,078,487
Gross unrealized depreciation	(2,863,801)

Net unrealized appreciation (depreciation)	$17,214,686
Cost for federal income tax purposes	$49,203,044

The accompanying Notes to Financial Statements are an integral part of this schedule.

105

Mid Cap Index Fund-I
Schedule of Investments as of October 31, 2007

Shares	Common Stock (93.4%)	Value	Shares	Common Stock (93.4%)	Value

Consumer Discretionary (13.6%)			1,000	Lamar Advertising Company	$53,460
466	99 Cents Only Stores #	$5,010	900	Lear Corporation #	31,977
1,250	Advance Auto Parts, Inc. ‡	42,650	360	Lee Enterprises, Inc.	5,778
850	Aeropostale, Inc. #	19,465	400	Life Time Fitness, Inc. #*	24,256
2,421	American Eagle Outfitters, Inc. ‡	57,571	300	M.D.C. Holdings, Inc.	12,153
700	American Greetings Corporation	18,438	400	Matthews International
700	AnnTaylor Stores Corporation #	21,693		Corporation	18,228
900	Applebee’s International, Inc.	22,806	335	Media General, Inc.	9,373
886	ArvinMeritor, Inc. *	13,139	440	Modine Manufacturing Company	10,234
495	Barnes & Noble, Inc.	19,127	620	Mohawk Industries, Inc. #	52,911
915	Belo Corporation	16,928	500	Netflix, Inc. #*	13,235
315	Blyth, Inc.	6,013	100	NVR, Inc. #	47,575
420	Bob Evans Farms, Inc.	11,836	1,300	O’Reilly Automotive, Inc. #	42,926
565	Borders Group, Inc. *	8,712	800	Pacific Sunwear of
640	BorgWarner, Inc. ‡	67,654		California, Inc. #	13,376
600	Boyd Gaming Corporation	25,092	1,400	PETsMART, Inc.	41,930
1,135	Brinker International, Inc. ‡	28,818	600	Phillips-Van Heusen Corporation	28,680
750	Callaway Golf Company	12,990	400	Regis Corporation	13,440
900	Career Education Corporation #	32,166	800	Rent-A-Center, Inc. #	12,800
2,300	CarMax, Inc. #	48,001	1,420	Ross Stores, Inc.	38,368
180	CBRL Group, Inc.	7,182	500	Ruby Tuesday, Inc.	7,985
1,300	Charming Shoppes, Inc. #	9,646	400	Ryland Group, Inc.	11,372
850	Cheesecake Factory, Inc. #	19,066	1,635	Saks, Inc.	34,597
2,000	Chico’s FAS, Inc. #‡	26,280	310	Scholastic Corporation #	12,270
400	Chipotle Mexican Grill, Inc. #	55,600	700	Scientific Games Corporation #	25,305
700	Coldwater Creek, Inc. #	6,265	705	Sotheby’s Holdings, Inc.	38,190
725	Collective Brands, Inc. #	13,405	100	Strayer Education, Inc.	18,646
900	Corinthian Colleges, Inc. #	14,751	400	Thor Industries, Inc.	19,200
695	DeVry, Inc.	38,010	600	Timberland Company #	11,706
800	Dick’s Sporting Goods, Inc. #	26,696	1,300	Toll Brothers, Inc. #	29,783
1,002	Dollar Tree Stores, Inc. #	38,377	700	Tupperware Corporation	25,270
200	Entercom Communications		1,300	Urban Outfitters, Inc. #	32,851
	Corporation	3,710	575	Valassis Communications, Inc. #	5,664
1,600	Foot Locker, Inc. ‡	23,824	500	Warnaco Group, Inc. #	20,345
500	Furniture Brands		70	Washington Post Company	59,430
	International, Inc.	6,025	970	Williams-Sonoma, Inc.	30,497

1,800	GameStop Corporation #‡	106,596		Total Consumer
1,600	Gentex Corporation ‡	33,248		Discretionary	1,921,900

500	Getty Images, Inc. #	14,125
600	Guess ?, Inc.	30,834	Consumer Staples (2.9%)
1,100	Hanesbrands, Inc. #	34,144	1,000	Alberto-Culver Company	25,990
535	Harte-Hanks, Inc.	9,432	730	BJ’s Wholesale Club, Inc. #	26,192
500	Hovnanian Enterprises, Inc. #*	5,685	665	Church & Dwight Company, Inc. ‡	31,461
255	International Speedway		900	Corn Products International, Inc.	38,286
	Corporation	11,330	600	Energizer Holdings, Inc. #‡	62,580
300	ITT Educational Services, Inc. #	38,157	700	Hansen Natural Corporation #*	47,600
400	John Wiley and Sons, Inc.	17,592	725	Hormel Foods Corporation	26,448

The accompanying Notes to Financial Statements are an integral part of this schedule.

106

Mid Cap Index Fund-I
Schedule of Investments as of October 31, 2007

Shares	Common Stock (93.4%)	Value	Shares	Common Stock (93.4%)	Value

Consumer Staples — continued			485	Bank of Hawaii Corporation	$25,783
595	J.M. Smucker Company	$31,791	1,300	Brown & Brown, Inc. ‡	32,747
145	Lancaster Colony Corporation	5,825	500	Cathay General Bancorp	15,485
600	NBTY, Inc. #	21,360	510	City National Corporation ‡	34,476
610	PepsiAmericas, Inc.	21,789	1,700	Colonial BancGroup, Inc. ‡	32,606
480	Ruddick Corporation	16,320	400	Commerce Group, Inc.	14,596
1,200	Smithfield Foods, Inc. #	34,404	500	Cousins Properties, Inc.	14,395
195	Tootsie Roll Industries, Inc.	5,025	600	Cullen/Frost Bankers, Inc.	31,908
350	Universal Corporation	17,059	1,500	Duke Realty Corporation	48,225

	Total Consumer Staples	412,130	1,400	Eaton Vance Corporation	70,042

			500	Equity One, Inc.	13,090
Energy (8.9%)			705	Everest Re Group, Ltd.	75,111
1,600	Arch Coal, Inc. ‡	65,600	2,385	Fidelity National Financial, Inc. ‡	36,705
300	Bill Barrett Corporation #	14,040	1,100	First American Corporation ‡	33,110
1,200	Cameron International		200	First Community Bancorp, Inc. ‡	9,740
	Corporation #‡	116,832	1,100	First Niagara Financial Group,
1,000	Cimarex Energy Company ‡	40,510		Inc. ‡	14,520
1,400	Denbury Resources, Inc. #	79,240	970	FirstMerit Corporation ‡	20,564
500	Encore Acquisition Company #	18,350	665	Hanover Insurance Group, Inc.	30,637
698	Exterran Holdings, Inc. #	58,772	1,150	HCC Insurance Holdings, Inc.	34,374
1,500	FMC Technologies, Inc. #‡	90,945	700	Highwoods Properties, Inc.	25,172
1,000	Forest Oil Corporation #‡	48,590	430	Horace Mann Educators
1,200	Frontier Oil Corporation ‡	54,948		Corporation	8,897
1,430	Grant Prideco, Inc. #‡	70,299	1,000	Hospitality Properties Trust	39,600
1,050	Helmerich & Payne, Inc.	33,201	800	IndyMac Bancorp, Inc. *	10,736
1,500	Newfield Exploration Company #	80,760	1,300	Jefferies Group, Inc.	34,749
370	Overseas Shipholding Group, Inc.	27,528	400	Jones Lang LaSalle, Inc.	38,132
1,700	Patterson-UTI Energy, Inc.	33,898	900	Liberty Property Trust	33,858
1,360	Pioneer Natural Resources		800	Macerich Company	68,568
	Company	69,387	700	Mack-Cali Realty Corporation	27,713
800	Plains Exploration &		200	Mercury General Corporation	10,262
	Production Company #	40,760	900	Nationwide Health
700	Pogo Producing Company	41,692		Properties, Inc. *	28,098
1,900	Pride International, Inc. #	70,110	3,400	New York Community
600	Quicksilver Resources, Inc. #	34,200		Bancorp, Inc.	63,274
1,900	Southwestern Energy Company #	98,287	900	Nuveen Investments	58,320
800	Superior Energy Services, Inc. #	29,664	2,621	Old Republic International
680	Tidewater, Inc. *	37,176		Corporation	40,180

	Total Energy	1,254,789	970	PMI Group, Inc.	15,549

			518	Potlatch Corporation	24,688
Financials (13.1%)			855	Protective Life Corporation	36,654
1,100	AMB Property Corporation ‡	71,885	900	Radian Group, Inc. *	11,331
900	American Financial Group, Inc.	26,910	950	Raymond James Financial, Inc.	35,388
1,300	AmeriCredit Corporation #	18,343	783	Rayonier, Inc. REIT	37,811
1,000	Arthur J. Gallagher & Company ‡	26,610	600	Regency Centers Corporation	42,888
1,344	Associated Banc-Corp ‡	38,788	1,400	SEI Investments Company	44,268
845	Astoria Financial Corporation	21,962	500	StanCorp Financial Group, Inc.	27,565

The accompanying Notes to Financial Statements are an integral part of this schedule.

107

Mid Cap Index Fund-I
Schedule of Investments as of October 31, 2007

Shares	Common Stock (93.4%)	Value	Shares	Common Stock (93.4%)	Value

Financials — continued			1,385	Omnicare, Inc.	$40,858
400	SVB Financial Group #	$20,716	400	Par Pharmaceutical
1,220	TCF Financial Corporation	27,779		Companies, Inc. #	7,376
1,500	UDR, Inc.	35,610	1,300	PDL BioPharma, Inc. #*	27,560
515	Unitrin, Inc.	23,850	930	Perrigo Company	22,050
1,750	W.R. Berkley Corporation ‡	52,658	1,200	Pharmaceutical Product
1	Wachovia Corporation	16		Development, Inc.	50,688
1,000	Waddell & Reed Financial, Inc.	33,220	600	Psychiatric Solutions, Inc. #	23,760
873	Washington Federal, Inc.	21,092	900	ResMed, Inc. #	37,287
670	Webster Financial Corporation	24,281	1,170	Sepracor, Inc. #	32,222
900	Weingarten Realty Investors	34,434	780	STERIS Corporation	22,651
125	Westamerica Bancorporation	6,010	500	Techne Corporation #	32,620
670	Wilmington Trust Corporation	24,368	500	Universal Health Services, Inc.	24,375

	Total Financials	1,860,347	1,070	Valeant Pharmaceuticals

				International #	15,568
Health Care (11.4%)			400	Varian, Inc. #	29,556
624	Advanced Medical Optics, Inc. #	17,129	900	VCA Antech, Inc. #	41,445
800	Affymetrix, Inc. #	20,368	300	Ventana Medical Systems, Inc. #	26,400
545	Apria Healthcare Group, Inc. #	13,173	1,500	Vertex Pharmaceuticals, Inc. #	48,510
710	Beckman Coulter, Inc. ‡	50,282	400	Wellcare Health Plans, Inc. #	9,676

700	Cephalon, Inc. #	51,618		Total Health Care	1,611,641

700	Cerner Corporation #	41,692
800	Charles River Laboratories		Industrials (13.6%)
	International, Inc. #	46,400	1,010	AGCO Corporation #‡	60,277
1,100	Community Health Systems, Inc. #	36,223	900	AirTran Holdings, Inc. #*	9,369
670	Covance, Inc. #	55,275	535	Alaska Air Group, Inc. #	13,589
1,564	Dentsply International, Inc. ‡	64,875	550	Alexander & Baldwin, Inc.	28,809
700	Edwards Lifesciences Corporation #	35,154	400	Alliant Techsystems, Inc. #‡	44,156
1,500	Endo Pharmaceutical		1,130	AMETEK, Inc. ‡	53,110
	Holdings, Inc. #	43,950	1,210	Avis Budget Group, Inc. #	25,253
600	Gen-Probe, Inc. #‡	42,012	505	Brink’s Company	31,638
2,600	Health Management		630	Carlisle Companies, Inc.	24,854
	Associates, Inc.	17,186	900	ChoicePoint, Inc. #‡	35,388
1,250	Health Net, Inc. #	67,012	415	Con-way, Inc.	17,683
1,000	Henry Schein, Inc. #	59,900	700	Copart, Inc. #	26,866
630	Hillenbrand Industries, Inc.	34,789	400	Corporate Executive
1,400	Hologic, Inc. #	95,102		Board Company	28,500
400	Intuitive Surgical, Inc. #	130,742	600	Crane Company	28,464
500	Invitrogen Corporation #	45,435	600	Deluxe Corporation	24,204
300	Kindred Healthcare, Inc. #	6,372	690	Donaldson Company, Inc.	29,573
500	Kyphon, Inc. #	35,440	500	DRS Technologies, Inc.	28,720
600	LifePoint Hospitals, Inc. #	18,312	700	Dun & Bradstreet Corporation	67,795
930	Lincare Holdings, Inc. #	32,336	1,440	Fastenal Company ‡	64,051
600	Medicis Pharmaceutical		495	Federal Signal Corporation ‡	6,628
	Corporation	17,814	600	Flowserve Corporation ‡	47,376
3,422	Millennium		625	GATX Corporation ‡	25,606
	Pharmaceuticals, Inc. #	40,448	800	Graco, Inc. ‡	31,488

The accompanying Notes to Financial Statements are an integral part of this schedule.

108

Mid Cap Index Fund-I
Schedule of Investments as of October 31, 2007

Shares	Common Stock (93.4%)	Value	Shares	Common Stock (93.4%)	Value

Industrials — continued			900	Alliance Data Systems
330	Granite Construction, Inc. ‡	$14,131		Corporation #‡	$72,360
960	Harsco Corporation	58,195	1,900	Amphenol Corporation ‡	84,113
580	Herman Miller, Inc.	15,788	1,800	Andrew Corporation #	26,388
615	HNI Corporation *	26,666	1,425	Arrow Electronics, Inc. #‡	56,972
555	Hubbell, Inc.	30,525	5,290	Atmel Corporation #	25,868
800	IDEX Corporation	28,336	1,660	Avnet, Inc. #‡	69,255
1,060	JB Hunt Transport Services, Inc.	29,383	600	Avocent Corporation #	16,218
1,900	JetBlue Airways Corporation #	17,347	1,600	Broadridge Financial Solutions, LLC	32,000
1,250	Joy Global, Inc.	72,575	2,980	Cadence Design Systems, Inc. #‡	58,408
1,900	KBR, Inc. #	81,472	1,600	Ceridian Corporation #‡	57,504
190	Kelly Services, Inc.	3,996	970	CheckFree Corporation #	46,104
465	Kennametal, Inc.	42,413	700	CommScope, Inc. #	33,019
600	Korn/Ferry International #	11,496	900	Cree, Inc. #*	25,200
300	Lincoln Electric Holdings, Inc.	21,675	545	CSG Systems International, Inc. #	11,189
950	Manpower, Inc.	71,003	1,740	Cypress Semiconductor
300	Mine Safety Appliances Company	13,737		Corporation #	63,597
600	MSC Industrial Direct		790	Diebold, Inc.	33,054
	Company, Inc.	29,226	400	Digital River, Inc. #	21,224
400	Navigant Consulting, Inc. #	5,272	590	DST Systems, Inc. #	49,979
360	Nordson Corporation	19,260	500	Dycom Industries, Inc. #	14,125
800	Oshkosh Truck Corporation	43,360	900	F5 Networks, Inc. #‡	32,427
1,030	Pentair, Inc.	36,452	700	Fair Isaac Corporation ‡	26,544
1,800	Quanta Services, Inc. #	59,400	1,300	Fairchild Semiconductor
1,750	Republic Services, Inc.	59,832		International, Inc. #‡	23,725
340	Rollins, Inc.	10,326	800	Gartner Group, Inc. #‡	17,520
1,000	Roper Industries, Inc.	70,810	900	Global Payments, Inc. ‡	42,804
75	Sequa Corporation #	13,036	1,590	Harris Corporation	96,290
640	SPX Corporation	64,832	400	Imation Corporation	8,912
1,000	Stericycle, Inc. #	58,330	1,500	Ingram Micro, Inc. #	31,860
235	Teleflex, Inc.	17,204	2,055	Integrated Device
500	Thomas & Betts Corporation #	28,005		Technology, Inc. #	27,599
1,100	Timken Company	36,586	800	International Rectifier
880	Trinity Industries, Inc.	31,803		Corporation #	26,704
800	United Rentals, Inc. #	27,352	1,500	Intersil Corporation	45,510
475	Werner Enterprises, Inc.	9,034	800	Jack Henry & Associates, Inc.	23,376
700	YRC Worldwide, Inc. #	17,206	900	KEMET Corporation #	6,363

	Total Industrials	1,929,461	1,500	Lam Research Corporation #	75,300

			1,200	Lattice Semiconductor Corporation #	5,016
Information Technology (14.7%)			500	Macrovision Corporation #	12,000
4,300	3Com Corporation #	20,984	1,795	McAfee, Inc. #	74,223
485	ACI Worldwide, Inc. #	11,092	950	Mentor Graphics Corporation #	15,219
3,077	Activision, Inc. #‡	72,771	600	Micrel, Inc.	5,430
845	Acxiom Corporation	11,103	900	MoneyGram International, Inc.	14,355
1,300	ADC Telecommunications, Inc. #	24,310	1,025	MPS Group, Inc. #	12,515
590	ADTRAN, Inc.	14,201	550	National Instruments Corporation	17,842
200	Advent Software, Inc. #	11,066	2,200	NCR Corporation #	60,698

The accompanying Notes to Financial Statements are an integral part of this schedule.

109

Mid Cap Index Fund-I
Schedule of Investments as of October 31, 2007

Shares	Common Stock (93.4%)	Value	Shares	Common Stock (93.4%)	Value

Information Technology — continued			400	Scotts Company	$18,356
1,200	Palm, Inc. *	$10,824	610	Sensient Technologies Corporation	18,233
1,300	Parametric Technology		1,075	Sonoco Products Company	33,239
	Corporation #	24,830	1,200	Steel Dynamics, Inc.	63,864
600	Plantronics, Inc.	16,410	1,100	Terra Industries, Inc. #	40,579
990	Polycom, Inc. #	27,700	1,000	Valspar Corporation	25,030
1,400	Powerwave Technologies, Inc. #	7,784	700	Worthington Industries, Inc.	17,500

2,200	RF Micro Devices, Inc. #*	13,684		Total Materials	1,040,220

600	Semtech Corporation #	10,266
700	Silicon Laboratories, Inc. #	30,590	Telecommunications Services (0.9%)
400	SRA International, Inc. #	10,984	2,660	Cincinnati Bell, Inc. #	14,417
900	Sybase, Inc. #	25,740	800	NeuStar, Inc. #	27,360
1,600	Synopsys, Inc. #	45,216	1,235	Telephone and Data Systems, Inc.	86,203

545	Tech Data Corporation #	21,435		Total Telecommunications
1,515	TriQuint Semiconductor, Inc. #	9,499		Services	127,980

1,100	UTStarcom, Inc. #*	3,520
1,100	ValueClick, Inc. #	29,909	Utilities (6.9%)
2,095	Vishay Intertechnology, Inc. #	26,376	785	AGL Resources, Inc. ‡	31,031
2,300	Western Digital Corporation #	59,616	1,175	Alliant Energy Corporation ‡	47,000
900	Wind River Systems, Inc. #	11,259	1,400	Aqua America, Inc. *	32,564
700	Zebra Technologies Corporation #	27,363	3,995	Aquila, Inc. #‡	16,699

	Total Information		370	Black Hills Corporation	16,435
	Technology	2,077,341	1,145	DPL, Inc. *	33,251

			1,665	Energy East Corporation	46,420
Materials (7.4%)			1,300	Equitable Resources, Inc. ‡	73,216
895	Airgas, Inc. ‡	45,171	1,030	Great Plains Energy, Inc. ‡	30,735
860	Albemarle Corporation	41,074	970	Hawaiian Electric Industries, Inc.	22,504
775	Cabot Corporation	27,133	525	IDACORP, Inc. *	18,317
300	Carpenter Technology Corporation	43,473	2,050	MDU Resources Group, Inc.	57,728
600	CF Industries Holdings, Inc.	52,740	870	National Fuel Gas Company	42,186
2,620	Chemtura Corporation	24,418	1,625	Northeast Utilities Service Company	50,099
400	Cleveland-Cliffs, Inc.	38,260	1,130	NSTAR	39,731
1,300	Commercial Metals Company	40,794	965	OGE Energy Corporation	36,960
465	Cytec Industries, Inc.	31,020	1,200	ONEOK, Inc.	59,928
390	Ferro Corporation ‡	8,081	2,032	Pepco Holdings, Inc.	57,892
600	Florida Rock Industries, Inc.	37,758	795	PNM Resources, Inc.	19,883
800	FMC Corporation ‡	46,000	1,225	Puget Energy, Inc.	34,606
1,100	Louisiana-Pacific Corporation	18,106	1,190	SCANA Corporation	48,302
770	Lubrizol Corporation	52,268	2,370	Sierra Pacific Resources	39,982
2,710	Lyondell Chemical Company	128,590	640	Vectren Corporation	17,946
405	Martin Marietta Materials, Inc.	52,387	900	Westar Energy, Inc.	23,958
170	Minerals Technologies, Inc.	11,937	580	WGL Holdings, Inc.	19,674
885	Olin Corporation	20,160	1,210	Wisconsin Energy Corporation	57,935

1,100	Packaging Corporation of America	35,024		Total Utilities	974,982

700	Reliance Steel &

	Aluminum Company	40,845		Total Common Stock
1,315	RPM International, Inc.	28,180		(cost $8,064,495)	13,210,791

The accompanying Notes to Financial Statements are an integral part of this schedule.

110

Mid Cap Index Fund-I
Schedule of Investments as of October 31, 2007

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (2.3%)	Rate (+)	Date	Value

323,882	Thrivent Financial Securities Lending Trust	5.050%	N/A	$323,882

	Total Collateral Held for Securities Loaned
	(cost $323,882)			323,882

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (7.8%)	Rate (+)	Date	Value

$200,000	Federal National Mortgage Association ‡	4.824%	12/5/2007	$199,099
100,000	Federal National Mortgage Association ‡	5.080	12/14/2007	99,393
803,792	Thrivent Money Market Fund	5.020	N/A	803,792

	Total Short-Term Investments (at amortized cost)			1,102,284

	Total Investments (cost $9,490,661) 103.5%			$14,636,957

	Other Assets and Liabilities, Net (3.5%)			(491,270)

	Total Net Assets 100.0%			$14,145,687

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures	Long/(Short)	Date	Amount	Value	Gain/(Loss)

S&P 400 Index Mini-Futures	12	December 2007	$1,087,709	$1,094,520	$6,811
Total Futures					$6,811

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

‡ At October 31, 2007, $298,492 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $2,758,021 of investments were earmarked as collateral to cover open financial futures contracts.

Definitions:

REIT — Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$5,280,405
Gross unrealized depreciation	(416,398)

Net unrealized appreciation (depreciation)	$4,864,007
Cost for federal income tax purposes	$9,772,950

The accompanying Notes to Financial Statements are an integral part of this schedule.

111

Partner International Stock Fund
Schedule of Investments as of October 31, 2007

Shares	Common Stock (96.6%)	Value^	Shares	Common Stock (96.6%)	Value^

Australia (5.1%)			23,300	Petro-Canada #	$1,344,183
56,083	Babcock & Brown, Ltd. *	$1,623,837	28,100	Potash Corporation of
154,263	BHP Billiton, Ltd.	6,717,042		Saskatchewan #	3,497,999
45,002	Caltex Australia, Ltd.	905,300	31,000	Power Corporation	1,329,650
28,397	Cochlear, Ltd. *	1,825,903	34,200	Research In Motion, Ltd. #	4,262,782
39,365	Computershare, Ltd.	317,387	33,200	Suncor Energy, Inc. #	3,635,588
54,728	CSL, Ltd.	1,880,065	20,300	Toronto-Dominion Bank #	1,533,190

38,571	Leighton Holdings, Ltd. *	2,257,957		Total Canada	30,661,049

30,043	Macquarie Bank, Ltd. *	2,399,302
26,709	Rio Tinto, Ltd. *	2,772,251	Denmark (0.8%)
194,183	Seek, Ltd. *	1,699,359	11,300	Carlsberg International AS	1,528,468
1	Suncorp-Metway, Ltd.	19	22,272	Novo Nordisk AS	2,775,698
301,400	Westpac Banking Corporation	8,459,299	4,320	Rockwool International AS	1,383,409

92,587	Woolworths, Ltd.	2,901,697		Total Denmark	5,687,575

61,135	WorleyParsons, Ltd.	2,763,368

	Total Australia	36,522,786	Finland (1.1%)

			198,545	Nokia Oyj	7,884,687

Austria (0.4%)				Total Finland	7,884,687

26,883	Telekom Austria AG	770,978
25,092	Voestalpine AG	2,267,024	France (5.8%)

	Total Austria	3,038,002	182,300	Axa SA	8,187,631

			24,636	Bouygues SA	2,377,453
Belgium (0.6%)			10,204	CNP Assurances	1,303,670
25,235	InBev NV	2,388,235	5,246	Compagnie Generale des
11,797	KBC Groep NV	1,657,959		Geophysique-Veritas #	1,716,637

	Total Belgium	4,046,194	15,784	Kaufman & Broad SA	900,570

			10,637	Compagnie Generale des
Bermuda (0.2%)				Etablissement Michelin	1,432,459
54,695	Jardine Matheson Holdings, Ltd.	1,675,581	10,337	Nexans SA	1,765,064

	Total Bermuda	1,675,581	56,400	Schneider Electric SA	7,801,221

			5,348	UBISOFT Entertainment SA #	439,134
Brazil (0.7%)			9,769	Unibail-Rodamco	2,428,383
105,500	Empresa Brasileira de Aeronautica		35,104	Vinci SA	2,896,492
	SA ADR	5,145,235	191,795	Vivendi Universal SA	8,666,445

	Total Brazil	5,145,235	9,541	Wendel	1,643,705

				Total France	41,558,864

Canada (4.2%)
6,492	Addax Petroleum Corporation #	284,296	Germany (9.1%)
35,700	AGF Management, Ltd.	1,386,885	148,032	Adidas AG	9,873,138
34,500	Agrium, Inc. #	2,191,172	4,897	Allianz AG	1,102,617
129,778	CGI Group, Inc. #	1,478,153	28,575	BASF AG	3,955,506
56,100	EnCana Corporation #	3,925,278	13,459	Bayer AG	1,123,503
5,808	Finning International, Inc. #	199,809	95,300	Celesio AG	5,414,790
16,700	First Quantum Minerals, Ltd.	1,797,632	17,569	Continental AG	2,656,963
7,660	Husky Energy, Inc.	357,013	11,997	DaimlerChrysler AG	1,312,400
37,400	Imperial Oil, Ltd. #	2,036,869	18,519	Deutsche Boerse AG	2,917,080
13,100	Inmet Mining Corporation	1,400,550	204,100	Deutsche Post AG-REG	6,184,254

The accompanying Notes to Financial Statements are an integral part of this schedule.

112

Partner International Stock Fund
Schedule of Investments as of October 31, 2007

Shares	Common Stock (96.6%)	Value^	Shares	Common Stock (96.6%)	Value^

Germany — continued			316,300	Bridgestone Corporation	$7,001,545
7,645	E.ON AG	$1,494,486	21,100	Canon, Inc.	1,067,647
24,665	Fresenius Medical Care		220	Central Japan Railway Company	2,275,956
	AG & Company	1,305,569	105,000	Chiba Bank, Ltd.	842,757
14,289	MAN AG	2,554,900	135,900	Daito Trust Construction
39,400	Metro AG	3,575,590		Company, Ltd.	6,301,027
911	Porsche AG	2,427,745	18,996	Disco Corporation	1,136,907
26,983	RWE AG	3,685,849	431	Geo Corporation	1,029,835
9,662	Salzgitter AG	1,901,652	40,900	Hitachi Construction Machinery
14,223	SAP AG	769,027		Company, Ltd.	1,677,540
25,670	SGL Carbon AG #	1,498,836	22,800	IBIDEN Company, Ltd.	1,932,643
86,844	Siemens AG	11,774,834	114,000	ITOCHU Corporation	1,423,950

	Total Germany	65,528,739	286	Japan Tobacco, Inc.	1,666,993

			26,000	Joint Corporation	738,793
Greece (0.5%)			101,000	Kawasaki Kisen Kaisha, Ltd.	1,401,905
30,469	Coca-Cola Hellenic Bottling		276	KDDI Corporation	2,084,539
	Company SA	1,891,276	79,600	Komatsu, Ltd.	2,668,722
27,988	National Bank of Greece SA	1,955,560	42,600	Kyocera Corporation	3,620,921

	Total Greece	3,846,836	42,100	Makita Corporation	2,028,241

			43,880	Matsuda Sangyo Company, Ltd. *	1,561,427
Hong Kong (1.5%)			660,000	Mitsubishi UFJ Financial
143,000	Esprit Holdings, Ltd.	2,388,271		Group, Inc.	6,604,054
384,000	Hengan International Group		141,000	Mitsui Osk Lines, Ltd.	2,330,382
	Company, Ltd.	1,497,616	353,850	Mitsui Sumitomo Insurance
354,800	Swire Pacific, Ltd.	5,067,172		Company	4,058,258
218,111	Vtech Holdings, Ltd.	1,862,455	203,300	Nikon Corporation	6,524,254

	Total Hong Kong	10,815,514	6,600	Nintendo Company, Ltd.	4,191,519

			249,477	Nippon Sheet Glass Company	1,523,048
Ireland (0.5%)			438,000	Nippon Steel Corporation	2,911,176
40,846	Allied Irish Banks plc	1,029,723	30,573	Nisshinbo Industries, Inc.	414,212
34,475	CRH plc	1,329,974	44,900	Nomura Research Institute, Ltd.	1,587,099
49,923	Kingspan Group plc	1,178,520	204	NTT Data Corporation	930,271

	Total Ireland	3,538,217	39,000	Olympus Corporation	1,624,142

			89,000	Pacific Metals Company, Ltd.	1,127,378
Italy (3.4%)			128,000	Shizuoka Bank, Ltd.	1,343,869
172,546	Enel SPA	2,068,728	122,000	Sompo Japan Insurance, Inc.	1,434,859
183,300	Eni SPA	6,692,335	16,600	Sony Corporation	819,815
247,900	Finmeccanica SPA	7,373,553	436,200	Sumitomo Corporation	7,600,309
52,319	Prysmian SPA #	1,511,075	77,000	Sumitomo Metal Mining
779,000	UniCredito Italiano SPA	6,700,709		Company, Ltd.	1,718,245

	Total Italy	24,346,400	90	Sumitomo Mitsui Financial

				Group, Inc.	737,219
Japan (16.8%)			38,000	Sumitomo Realty & Development
30,300	Aisin Seiki Company, Ltd.	1,245,031		Company, Ltd. *	1,341,216
2,571	Ardepro Company, Ltd. *	864,289	710,300	Sumitomo Trust and Banking
146,000	Asahi Glass Company, Ltd. *	2,010,674		Company, Ltd.	5,295,998

The accompanying Notes to Financial Statements are an integral part of this schedule.

113

Partner International Stock Fund
Schedule of Investments as of October 31, 2007

Shares	Common Stock (96.6%)	Value^	Shares	Common Stock (96.6%)	Value^

Japan — continued			South Korea (1.8%)
50,439	Suruga Bank, Ltd.	$662,160	4,612	Korea Zinc Company, Ltd.	$931,471
108,400	Takeda Pharmaceutical		57,350	LG Electronics, Inc.	6,030,346
	Company, Ltd.	6,771,150	9,400	Samsung Electronics
84,000	Tanabe Seiyaku Company, Ltd.	967,865		Company, Ltd.	5,796,022

47,300	Tokai Rika Company, Ltd.	1,398,894		Total South Korea	12,757,839

277,000	Toshiba Corporation	2,345,713
101,600	Toyota Motor Corporation	5,816,011	Spain (5.7%)
28,102	Trend Micro, Inc.	1,254,783	36,161	Actividades de Construccion y
97,200	Urban Corporation	1,702,657		Servicios SA	2,244,852
164,000	Zeon Corporation	1,548,658	240,521	Banco Bilbao Vizcaya

	Total Japan	121,166,556		Argentaria SA	6,086,394

			24,039	Bolsas y Mercados Espanoles	1,680,811
Luxembourg (0.2%)			58,484	Grifols SA	1,551,469
28,700	Oriflame Cosmetics SA	1,738,617	322,000	Iberdrola SA	5,194,022

	Total Luxembourg	1,738,617	30,548	Industria de Diseno Textil SA

				(Inditex)	2,283,852
Netherlands (2.7%)			608,827	Telefonica SA	20,157,432
55,208	Arcelor Mittal	4,421,670	24,280	Union Fenosa SA	1,617,036

50,686	ASML Holding NV #	1,764,716		Total Spain	40,815,868

29,789	Furgo NV	2,618,308
33,540	Heineken NV	2,354,227	Sweden (2.6%)
163,800	ING Groep NV	7,403,006	28,325	Alfa Laval AB	2,256,727
3,281	Sligro Food Group NV	126,300	45,900	Hennes & Mauritz AB	3,066,987
29,442	Unilever NV	958,200	89,050	Meda AB *	1,348,778

	Total Netherlands	19,646,427	117,546	Peab AB	1,070,224

			57,173	Peab Industri AB #	486,035
Norway (1.6%)			115,400	Sandvik AB	2,192,803
87,400	DnB NOR ASA	1,448,409	45,200	Skandinaviska Enskilda Banken	1,391,745
357,700	Norsk Hydro ASA	5,258,679	47,000	Ssab Svenskt Stal AB	1,532,192
150,049	Statoil ASA	5,111,647	1,919,100	Telefonaktiebolaget LM Ericsson	5,741,892

	Total Norway	11,818,735		Total Sweden	19,087,383

Singapore	(3.0%)		Switzerland (7.7%)
316,000	Capitaland, Ltd.	1,779,215	145,165	ABB, Ltd.	4,388,384
158,000	City Developments, Ltd.	1,744,531	25,660	Actelion, Ltd. #	1,276,412
251,000	Keppel Land, Ltd.	1,451,924	6,600	Givaudan SA	6,492,250
3,328,590	Singapore		29,780	Julius Baer Holding AG	2,586,410
	Telecommunications, Ltd.	9,465,361	39,528	Nestle SA	18,257,268
486,800	United Overseas Bank, Ltd.	7,302,606	69,874	Novartis AG	3,716,900

	Total Singapore	21,743,637	21,674	Roche Holding AG	3,701,986

			18,860	Swatch Group AG	6,037,842
			80,400	Swiss Reinsurance Company	7,559,058
			6,567	Zurich Financial Services AG	1,982,787

				Total Switzerland	55,999,297

The accompanying Notes to Financial Statements are an integral part of this schedule.

114

Partner International Stock Fund
Schedule of Investments as of October 31, 2007

Shares	Common Stock (96.6%)	Value^	Shares	Common Stock (96.6%)	Value^

Taiwan (0.9%)			580,300	Lloyds TSB Group plc	$6,592,300
629,436	Taiwan Semiconductor		16,988	Next plc	779,986
	Manufacturing Company,		420,000	Pearson plc	7,004,629
	Ltd. ADR *	$6,703,493	147,604	Petrofac, Ltd.	1,587,272

	Total Taiwan	6,703,493	60,460	Punch Taverns plc	1,267,774

			44,253	Reckitt Benckiser Group plc	2,570,833
United Kingdom (19.2%)			20,749	Rio Tinto plc	1,945,858
85,136	Aggreko plc	1,114,009	476,500	Royal Bank of Scotland Group plc	5,146,477
75,136	Anglo American plc	5,226,631	88,524	SABMiller plc	2,666,618
149,027	AstraZeneca plc	7,339,293	106,224	Shire plc	2,660,879
85,105	Autonomy Corporation plc #	1,745,564	18,550	SIG plc	408,879
46,231	Berkeley Group Holdings plc #	1,642,878	114,995	Southern Cross Healthcare, Ltd.	1,446,010
51,353	BG Group plc	952,182	96,361	Standard Chartered plc	3,748,140
119,779	BHP Billiton plc	4,600,395	46,412	Taylor Nelson Sofres plc	207,981
629,500	British Sky Broadcasting		151,096	Tesco plc	1,537,132
	Group plc	8,915,626	242,425	Unilever plc	8,220,975
578,543	BT Group plc	3,932,625	83,413	United Business Media plc	1,268,800
331,428	Centricia plc	2,547,495	2,526,487	Vodafone Group plc	9,956,219
79,308	Charter plc #	1,794,630	345,960	William Morrison
35,780	Chemring Group plc	1,650,039		Supermarkets plc	2,135,686
291,318	GAME GROUP plc	1,214,158	484,300	WPP Group plc	6,626,118

449,233	GlaxoSmithKline plc	11,539,655		Total United Kingdom	139,027,718

23,271	Go-Ahead Group plc	1,309,443
424,277	Henderson Group plc	1,659,525	United States (0.5%)
55,554	Imperial Tobacco Group plc	2,820,062	42,202	iShares MSCI EAFE Index Fund *	3,640,345

219,857	International Power plc	2,241,728		Total United States	3,640,345

72,003	Keller Group plc	1,705,239

1,420,100	Kingfisher plc	5,844,882		Total Common Stock
169,105	Ladbrokes plc	1,453,093		(cost $555,113,004)	698,441,594

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (3.8%)	Rate (+)	Date	Value

27,736,142	Thrivent Financial Securities Lending Trust	5.050%	N/A	$27,736,142

	Total Collateral Held for Securities Loaned
	(cost $27,736,142)			27,736,142

The accompanying Notes to Financial Statements are an integral part of this schedule.

115

Partner International Stock Fund
Schedule of Investments as of October 31, 2007

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (2.7%)	Rate (+)	Date	Value

$15,940,000	Jupiter Securitization Company, LLC	4.930%	11/1/2007	$15,940,000
3,750,651	Thrivent Money Market Fund	5.020	N/A	3,750,651

	Total Short-Term Investments (at amortized cost)			19,690,651

	Total Investments (cost $602,539,797) 103.1%			$745,868,387

	Other Assets and Liabilities, Net (3.1%)			(22,401,802)

	Total Net Assets 100.0%			$723,466,585

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase

^ Security is fair valued as discussed in item 2(A) of the Notes to Financial Statements.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$150,626,959
Gross unrealized depreciation	(11,871,958)

Net unrealized appreciation (depreciation)	$138,755,001
Cost for federal income tax purposes	$607,113,386

The accompanying Notes to Financial Statements are an integral part of this schedule.

116

Large Cap Growth Fund
Schedule of Investments as of October 31, 2007

Shares	Common Stock (97.3%)	Value	Shares	Common Stock (97.3%)	Value

Consumer Discretionary (9.1%)			54,250	Exxon Mobil Corporation	$4,990,458
27,300	Abercrombie & Fitch Company	$2,162,160	18,850	FMC Technologies, Inc. #*	1,142,876
60,550	Aeropostale, Inc. #	1,386,595	55,350	GlobalSantaFe Corporation	4,485,010
38,850	Amazon.com, Inc. #~	3,463,478	44,200	Halliburton Company	1,742,364
209,350	Comcast Corporation #	4,369,134	33,650	National Oilwell Varco, Inc. #	2,464,526
34,100	EchoStar Communications		25,300	Noble Corporation	1,339,635
	Corporation #	1,669,536	21,850	Oceaneering International, Inc. #	1,688,350
75,800	Home Depot, Inc.	2,388,458	45,100	Range Resources Corporation	2,026,343
36,850	International Game Technology	1,607,028	89,160	Schlumberger, Ltd.	8,610,181
54,850	Kohl’s Corporation #	3,015,104	18,050	Suncor Energy, Inc. *	1,971,602
31,850	Las Vegas Sands Corporation #*~	4,226,814	50,400	XTO Energy, Inc. *	3,345,552

48,850	Marriott International, Inc.	2,008,224		Total Energy	43,024,667

73,250	McDonald’s Corporation	4,373,025
49,900	McGraw-Hill Companies, Inc.	2,496,996	Financials (11.3%)
20,350	MGM MIRAGE #*	1,864,264	63,600	American Express Company	3,876,420
126,800	News Corporation	2,907,524	46,450	American International
30,350	NIKE, Inc.	2,010,991		Group, Inc.	2,931,924
25,800	Nordstrom, Inc.	1,017,552	43,450	Bank of New York
73,300	Orbitz Worldwide, Inc. #	773,315		Mellon Corporation	2,122,532
63,550	Starbucks Corporation #	1,695,514	5,000	Bear Stearns Companies, Inc.	568,000
42,550	Target Corporation	2,610,868	39,350	CB Richard Ellis Group, Inc. #	959,353
66,700	TJX Companies, Inc.	1,929,631	127,650	Charles Schwab Corporation	2,966,586
2,950	Ulta Salon Cosmetics &		12,000	CME Group, Inc.	7,995,000
	Fragrance, Inc. #	100,890	71,350	Discover Financial Services	1,377,055
109,150	Walt Disney Company	3,779,864	36,700	Federal National Mortgage
36,300	Yum! Brands, Inc.	1,461,801		Association	2,093,368

	Total Consumer		23,200	Franklin Resources, Inc.	3,008,576
	Discretionary	53,318,766	34,100	Goldman Sachs Group, Inc.	8,454,072

			14,000	IntercontinentalExchange, Inc. #	2,494,800
Consumer Staples (5.1%)			101,950	J.P. Morgan Chase & Company	4,791,650
58,900	Altria Group, Inc.	4,295,577	34,760	Lehman Brothers Holdings, Inc.	2,201,698
11,250	Bunge, Ltd.	1,295,888	19,550	Merrill Lynch & Company, Inc.	1,290,691
49,450	Coca-Cola Company	3,054,032	67,300	Morgan Stanley	4,526,598
66,800	Colgate-Palmolive Company	5,094,836	26,400	Nymex Holdings, Inc. *	3,392,928
46,450	Costco Wholesale Corporation	3,124,227	32,150	Prudential Financial, Inc.	3,109,548
174,500	CVS/Caremark Corporation	7,288,865	56,250	State Street Corporation *	4,487,062
102,500	Kroger Company	3,012,475	48,450	T. Rowe Price Group, Inc.	3,112,428

38,050	Safeway, Inc.	1,293,700		Total Financials	65,760,289

48,450	Smithfield Foods, Inc. #	1,389,062

	Total Consumer Staples	29,848,662	Health Care (14.4%)

			96,450	Abbott Laboratories ±	5,268,099
Energy (7.4%)			52,650	Aetna, Inc.	2,957,350
20,200	Cameron International		68,500	Allergan, Inc. *	4,629,230
	Corporation #	1,966,672	36,000	Amgen, Inc. #	2,091,960
17,200	ConocoPhillips	1,461,312	78,750	Baxter International, Inc.	4,725,788
44,350	Devon Energy Corporation	4,142,290	8,500	Biogen Idec, Inc. #	632,740
14,550	Diamond Offshore Drilling, Inc.	1,647,496	67,750	Bristol-Myers Squibb Company	2,031,822

The accompanying Notes to Financial Statements are an integral part of this schedule.

117

Large Cap Growth Fund
Schedule of Investments as of October 31, 2007

Shares	Common Stock (97.3%)	Value	Shares	Common Stock (97.3%)	Value

Health Care — continued			11,700	Union Pacific Corporation	$1,498,068
44,550	Celgene Corporation #*	$2,940,300	63,530	United Technologies Corporation	4,865,763

63,800	Express Scripts, Inc. #	4,025,780		Total Industrials	72,038,876

74,750	Genentech, Inc. #	5,541,218
36,655	Genzyme Corporation #	2,784,680	Information Technology (29.9%)
209,900	Gilead Sciences, Inc. #	9,695,281	85,043	Accenture, Ltd.	3,320,929
26,550	Hologic, Inc. #*	1,803,542	169,400	Adobe Systems, Inc. #	8,114,260
37,808	Johnson & Johnson	2,463,947	2,200	Alibaba.com, Ltd. #^§	3,832
99,900	Merck & Company, Inc.	5,820,174	95,750	Apple Computer, Inc. #	18,187,712
134,150	Schering-Plough Corporation	4,094,258	80,525	Broadcom Corporation #	2,621,089
14,350	Shire Pharmaceuticals Group		559,400	Cisco Systems, Inc. #	18,493,764
	plc ADR *	1,078,402	78,500	Cognizant Technology
67,150	St. Jude Medical, Inc. #	2,735,020		Solutions Corporation #	3,254,610
86,550	Teva Pharmaceutical Industries,		201,600	Compuware Corporation #	2,016,000
	Ltd. ADR	3,809,066	110,600	Corning, Inc.	2,684,262
96,244	Thermo Electron Corporation #	5,660,110	68,700	Dell, Inc. #	2,102,220
79,400	UnitedHealth Group, Inc.	3,902,510	134,900	eBay, Inc. #	4,869,890
14,150	WellPoint, Inc. #	1,121,104	50,070	Electronic Arts, Inc. #*	3,060,278
53,861	Wyeth	2,619,260	169,380	EMC Corporation #	4,300,558
27,550	Zimmer Holdings, Inc. #	1,914,450	33,500	F5 Networks, Inc. #	1,207,005

	Total Health Care	84,346,091	27,300	FormFactor, Inc. #	1,067,703

			60,200	Foundry Networks, Inc. #	1,272,628
Industrials (12.3%)			31,900	Google, Inc. #	22,553,298
42,650	ABB, Ltd.	1,288,883	149,100	Hewlett-Packard Company	7,705,488
55,850	Boeing Company *	5,506,252	276,300	Intel Corporation	7,432,470
52,650	Chicago Bridge and		48,450	Marvell Technology
	Iron Company	2,632,500		Group, Ltd. #	873,554
22,300	Cooper Industries, Ltd.	1,168,297	102,700	Maxim Integrated
45,200	Danaher Corporation	3,872,284		Products, Inc.	2,783,170
29,750	Deere & Company	4,608,275	24,050	MEMC Electronic
98,050	Emerson Electric Company	5,125,074		Materials, Inc. #	1,760,941
67,450	Expeditors International of		353,750	Microsoft Corporation	13,021,538
	Washington, Inc. *	3,416,342	80,450	Motorola, Inc. *	1,511,656
13,800	FedEx Corporation	1,426,092	39,100	Nice Systems, Ltd. ADR #	1,541,713
17,600	Fluor Corporation	2,780,800	53,450	Nokia Oyj ADR	2,123,034
17,700	Foster Wheeler, Ltd. #	2,624,025	54,425	NVIDIA Corporation #	1,925,556
17,450	General Dynamics Corporation	1,587,252	71,900	ON Semiconductor
186,020	General Electric Company	7,656,583		Corporation #*	733,380
22,700	ITT Corporation	1,519,084	223,645	Oracle Corporation #	4,958,210
34,600	Lockheed Martin Corporation	3,807,384	152,250	QUALCOMM, Inc.	6,505,642
20,450	Manpower, Inc.	1,528,433	58,350	Research in Motion, Ltd. #	7,265,158
33,750	Norfolk Southern Corporation	1,743,188	316,950	RF Micro Devices, Inc. #*	1,971,429
41,050	Northwest Airlines Corporation #	761,478	1,572	Riverbed Technology, Inc. #	53,118
25,300	Oshkosh Truck Corporation ~	1,371,260	23,300	SanDisk Corporation #	1,034,520
34,450	Precision Castparts Corporation	5,160,954	58,750	Seagate Technology	1,635,600
43,500	Textron, Inc.	3,010,635	67,550	Smith Micro Software, Inc. #*~	1,040,946
64,300	UAL Corporation #*	3,079,970	394,600	Sun Microsystems, Inc. #	2,253,166

The accompanying Notes to Financial Statements are an integral part of this schedule.

118

Large Cap Growth Fund
Schedule of Investments as of October 31, 2007

Shares	Common Stock (97.3%)	Value	Shares	Common Stock (97.3%)	Value

Information Technology — continued			Telecommunications Services (3.4%)
91,250	Texas Instruments, Inc. *	$2,974,750	103,200	America Movil SA de CV ADR	$6,748,248
30,150	Trina Solar, Ltd. #*	1,777,946	108,450	American Tower Corporation #	4,791,321
39,850	Western Union Company	878,294	69,550	NII Holdings, Inc. #	4,033,900
64,100	Yahoo!, Inc. #	1,993,510	97,700	Time Warner Telecom, Inc. #	2,270,548

	Total Information		39,000	Verizon Communications, Inc.	1,796,730

	Technology	174,884,827		Total Telecommunications

				Services	19,640,747

Materials (4.2%)
17,050	Agrium, Inc.	1,083,868	Utilities (0.2%)
42,150	Air Products and Chemicals, Inc.	4,124,378	14,600	Constellation Energy Group, Inc.	1,382,620

31,650	Freeport-McMoRan			Total Utilities	1,382,620

	Copper & Gold, Inc.	3,724,572

106,300	Monsanto Company	10,378,069		Total Common Stock
33,850	Mosaic Company #	2,362,730		(cost $496,135,120)	568,977,992

30,300	Nucor Corporation	1,879,206
13,800	Praxair, Inc.	1,179,624

	Total Materials	24,732,447

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (7.4%)	Rate (+)	Date	Value

43,016,898	Thrivent Financial Securities Lending Trust	5.050%	N/A	$43,016,898

	Total Collateral Held for Securities Loaned
	(cost $43,016,898)			43,016,898

The accompanying Notes to Financial Statements are an integral part of this schedule.

119

Large Cap Growth Fund
Schedule of Investments as of October 31, 2007

		Interest	Maturity
Shares	Short-Term Investments (4.1%)	Rate (+)	Date	Value

23,750,651	Thrivent Money Market Fund	5.020%	N/A	$23,750,651

	Total Short-Term Investments (at amortized cost)			23,750,651

	Total Investments (cost $562,902,669) 108.8%			$635,745,541

	Other Assets and Liabilities, Net (8.8%)			(51,279,707)

	Total Net Assets 100.0%			$584,465,834

	Number of	Exercise	Expiration		Unrealized
Call Options Written	Contracts	Price	Date	Value	Gain/(Loss)

Amazon.com, Inc.	87	$115	November 2007	($522)	$18,319
Las Vegas Sands Corporation	36	140	November 2007	(12,600)	(288)
Oshkosh Truck Corporation	40	55	November 2007	(7,600)	(1,780)
Smith Micro Software, Inc.	670	55	November 2007	(87,100)	(14,781)
Total Call Options Written					$1,470

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

^ Security is fair valued as discussed in item 2(A) of the Notes to Financial Statements.

§ Denotes investments purchased on a when-issued or delayed delivery basis.

± Designated as cover for long settling trades as discussed in the Notes to Financial Statements.

~ All or a portion of the security was earmarked as collateral to cover options.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$86,175,270
Gross unrealized depreciation	(14,994,067)

Net unrealized appreciation (depreciation)	$71,181,203
Cost for federal income tax purposes	$564,564,338

The accompanying Notes to Financial Statements are an integral part of this schedule.

120

Large Cap Value Fund
Schedule of Investments as of October 31, 2007

Shares	Common Stock (98.2%)	Value	Shares	Common Stock (98.2%)	Value

Consumer Discretionary (8.6%)			Financials (27.3%)
26,400	BorgWarner, Inc.	$2,790,744	34,100	ACE, Ltd.	$2,066,801
68,400	Carnival Corporation	3,281,832	189,700	American International
49,550	CBS Corporation *	1,422,085		Group, Inc.	11,973,864
246,850	Comcast Corporation #*	5,196,192	271,580	Bank of America Corporation	13,111,882
39,800	Darden Restaurants, Inc.	1,711,400	239,204	Bank of New York
25,800	Gannett Company, Inc.	1,094,178		Mellon Corporation	11,685,091
90,400	Gap, Inc.	1,708,560	79,600	Chubb Corporation *	4,246,660
42,100	General Motors Corporation	1,649,899	429,132	Citigroup, Inc.	17,980,631
71,185	Liberty Media Corporation —		43,000	City National Corporation	2,906,800
	Capital #	8,896,701	44,450	Discover Financial Services	857,885
69,900	McDonald’s Corporation	4,173,030	15,900	Everest Re Group, Ltd.	1,693,986
268,700	News Corporation	5,822,729	80,840	Federal Home Loan Mortgage
31,200	NIKE, Inc.	2,067,312		Corporation	4,222,273
56,300	Office Depot, Inc. #	1,056,188	52,400	Federal National Mortgage
78,000	Target Corporation	4,786,080		Association	2,988,896
207,300	Time Warner, Inc. *	3,785,298	19,400	Goldman Sachs Group, Inc.	4,809,648
111,400	TJX Companies, Inc.	3,222,802	19,880	Hartford Financial Services
118,300	Walt Disney Company	4,096,729		Group, Inc.	1,928,956

	Total Consumer		402,500	Hudson City Bancorp, Inc. *	6,303,150
	Discretionary	56,761,759	394,000	J.P. Morgan Chase & Company	18,518,000

			29,700	Lehman Brothers Holdings, Inc.	1,881,198
Consumer Staples (8.3%)			106,500	Merrill Lynch & Company, Inc.	7,031,130
164,300	Altria Group, Inc.	11,982,399	88,900	Morgan Stanley *	5,979,414
73,700	Anheuser-Busch		66,100	PNC Financial Services
	Companies, Inc. *	3,779,336		Group, Inc.	4,769,776
190,000	ConAgra Foods, Inc.	4,508,700	121,200	Principal Financial Group, Inc.	8,201,604
198,100	General Mills, Inc.	11,436,313	36,000	Prudential Financial, Inc.	3,481,920
65,010	Kimberly-Clark Corporation	4,608,559	15,900	Simon Property Group, Inc.	1,655,349
192,800	Kraft Foods, Inc.	6,441,448	142,900	State Street Corporation *	11,399,133
234,300	Kroger Company	6,886,077	129,100	Travelers Companies, Inc.	6,740,311
45,700	Safeway, Inc.	1,553,800	107,100	U.S. Bancorp *	3,551,436
107,200	Unilever NV ADR	3,479,712	130,114	Wachovia Corporation	5,950,113

	Total Consumer Staples	54,676,344	218,100	Washington Federal, Inc.	5,269,296

			81,762	Washington Mutual, Inc. *	2,279,525
Energy (11.0%)			198,000	Wells Fargo & Company *	6,733,980

72,150	Apache Corporation	7,489,892		Total Financials	180,218,708

109,014	Chevron Corporation *	9,975,871
103,212	ConocoPhillips	8,768,892	Health Care (9.8%)
242,300	Exxon Mobil Corporation	22,289,180	151,800	Abbott Laboratories	8,291,316
82,200	Halliburton Company	3,240,324	37,500	Aetna, Inc.	2,106,375
112,400	Occidental Petroleum		26,100	Amgen, Inc. #	1,516,671
	Corporation	7,761,220	79,600	Baxter International, Inc.	4,776,796
33,400	Schlumberger, Ltd.	3,225,438	60,800	Eli Lilly and Company	3,292,320
123,600	Total SA ADR	9,963,396	63,460	Johnson & Johnson	4,135,688

	Total Energy	72,714,213	97,000	McKesson Corporation	6,411,700

			69,700	Merck & Company, Inc.	4,060,722

The accompanying Notes to Financial Statements are an integral part of this schedule.

121

Large Cap Value Fund
Schedule of Investments as of October 31, 2007

Shares	Common Stock (98.2%)	Value	Shares	Common Stock (98.2%)	Value

Health Care — continued			92,250	International Business
38,100	Novartis AG ADR	$2,025,777		Machines Corporation	$10,712,070
551,900	Pfizer, Inc.	13,582,259	157,200	Microsoft Corporation	5,786,532
176,700	Sanofi-Aventis ADR	7,776,567	79,900	Motorola, Inc. *	1,501,321
38,700	WellPoint, Inc. #	3,066,201	79,450	Nokia Oyj ADR	3,155,754
70,900	Wyeth	3,447,867	106,300	Oracle Corporation #	2,356,671

	Total Health Care	64,490,259	138,900	Sybase, Inc. #	3,972,540

			70,800	Symantec Corporation #	1,329,624
Industrials (10.4%)			24,750	Tyco Electronics, Ltd.	882,832

187,000	AMR Corporation #*	4,488,000		Total Information
33,400	Armstrong World			Technology	65,914,828

	Industries, Inc. #	1,369,734
83,200	CSX Corporation	3,724,864	Materials (4.4%)
33,500	Deere & Company	5,189,150	104,450	Alcoa, Inc.	4,135,176
92,800	Emerson Electric Company	4,850,656	58,000	Dow Chemical Company	2,612,320
15,900	Flowserve Corporation	1,255,464	131,400	E.I. du Pont de Nemours
19,400	General Dynamics Corporation	1,764,624		and Company	6,505,614
286,700	General Electric Company	11,800,572	65,740	International Paper Company	2,429,750
105,900	Honeywell International, Inc. *	6,397,419	212,500	MeadWestvaco Corporation	7,148,500
81,900	Lockheed Martin Corporation	9,012,276	51,500	Praxair, Inc.	4,402,220
22,600	Northrop Grumman Corporation	1,889,812	30,100	Rohm and Haas Company *	1,561,588

126,150	Republic Services, Inc.	4,313,068		Total Materials	28,795,168

24,750	Tyco International, Ltd.	1,018,958
87,300	United Technologies		Telecommunications Services (5.9%)
	Corporation	6,686,307	426,698	AT&T, Inc.	17,831,709
135,000	Waste Management, Inc.	4,912,650	206,292	Sprint Nextel Corporation	3,527,593

	Total Industrials	68,673,554	164,700	Time Warner Telecom, Inc. #	3,827,628

			301,064	Verizon Communications, Inc.	13,870,018

Information Technology (10.0%)				Total Telecommunications
121,200	Accenture, Ltd.	4,732,860		Services	39,056,948

87,500	Amdocs, Ltd. #	3,010,000
12,200	AMIS Holdings, Inc. #*	93,574	Utilities (2.5%)
274,000	Amkor Technology, Inc. #	3,104,420	45,300	Entergy Corporation	5,430,111
68,420	Applied Materials, Inc. *	1,328,716	61,400	Exelon Corporation	5,082,692
75,200	Cisco Systems, Inc. #	2,486,112	80,900	FirstEnergy Corporation *	5,638,730

58,000	Dell, Inc. #	1,774,800		Total Utilities	16,151,533

160,400	Hewlett-Packard Company	8,289,472

423,700	Intel Corporation	11,397,530		Total Common Stock
				(cost $526,095,229)	647,453,314

The accompanying Notes to Financial Statements are an integral part of this schedule.

122

Large Cap Value Fund
Schedule of Investments as of October 31, 2007

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (11.5%)	Rate (+)	Date	Value

75,833,378	Thrivent Financial Securities Lending Trust	5.050%	N/A	$75,833,378

	Total Collateral Held for Securities Loaned
	(cost $75,833,378)			75,833,378

		Interest	Maturity
Shares	Short-Term Investments (4.1%)	Rate (+)	Date	Value

27,288,103	Thrivent Money Market Fund	5.020%	N/A	$27,288,103

	Total Short-Term Investments (at amortized cost)			27,288,103

	Total Investments (cost $629,216,710) 113.8%			$750,574,795

	Other Assets and Liabilities, Net (13.8%)			(90,977,301)

	Total Net Assets 100.0%			$659,597,494

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$133,753,258
Gross unrealized depreciation	(12,818,781)

Net unrealized appreciation (depreciation)	$120,934,477
Cost for federal income tax purposes	$629,640,318

The accompanying Notes to Financial Statements are an integral part of this schedule.

123

Large Cap Stock Fund
Schedule of Investments as of October 31, 2007

Shares	Common Stock (97.8%)	Value	Shares	Common Stock (97.8%)	Value

Consumer Discretionary (6.6%)			1,333,544	Exxon Mobil Corporation ‡	$122,672,710
144,400	Carnival Corporation	$6,928,312	246,236	GlobalSantaFe Corporation *	19,952,503
1,588,920	Comcast Corporation #*	33,289,506	173,700	Halliburton Company	$6,847,254
188,169	Darden Restaurants, Inc.	8,091,267	139,932	National Oilwell Varco, Inc. #	10,248,620
180,000	General Motors Corporation *	7,054,200	256,279	Occidental Petroleum
270,650	Home Depot, Inc.	8,528,182		Corporation	17,696,065
215,793	Kohl’s Corporation #	11,862,141	392,180	Schlumberger, Ltd.	37,872,823
99,700	Las Vegas Sands Corporation #	13,231,187	88,790	Suncor Energy, Inc. *	9,698,532
135,083	Liberty Media Corporation —		554,692	Total SA ADR *	44,713,722
	Capital #	16,882,673	285,425	XTO Energy, Inc. *	18,946,512

480,992	Marriott International, Inc.	19,773,581		Total Energy	391,708,474

215,300	McGraw-Hill Companies, Inc.	10,773,612
1,664,550	News Corporation	37,019,641	Financials (20.6%)
143,767	Nordstrom, Inc.	5,670,170	309,254	American Express Company	18,849,031
262,823	Office Depot, Inc. #	4,930,559	813,083	American International
365,750	Target Corporation	22,442,420		Group, Inc.	51,321,799
324,289	Time Warner, Inc. *	5,921,517	157,370	Ameriprise Financial, Inc.	9,911,163
502,742	TJX Companies, Inc. *	14,544,326	1,167,401	Bank of America Corporation	56,362,120
4,700	Ulta Salon Cosmetics &		752,234	Bank of New York
	Fragrance, Inc. #*	160,740		Mellon Corporation	36,746,631

	Total Consumer		275,710	Chubb Corporation *	14,709,128
	Discretionary	227,104,034	960,913	Citigroup, Inc.	40,262,255

			256,279	City National Corporation	17,324,460
Consumer Staples (6.3%)			44,308	CME Group, Inc. *	29,520,205
588,377	Altria Group, Inc.	42,910,335	183,226	Discover Financial Services	3,536,262
210,620	Anheuser-Busch		230,404	Federal National Mortgage
	Companies, Inc. *	10,800,594		Association	13,142,244
205,600	Colgate-Palmolive Company	15,681,112	88,800	Franklin Resources, Inc.	11,515,584
882,253	ConAgra Foods, Inc.	20,935,864	112,071	Goldman Sachs Group, Inc. *	27,784,642
148,050	Costco Wholesale Corporation	9,957,843	887,300	Hudson City Bancorp, Inc. *	13,895,118
439,294	CVS/Caremark Corporation	18,349,310	1,326,004	J.P. Morgan Chase & Company	62,322,188
622,702	General Mills, Inc.	35,948,586	290,150	Lehman Brothers Holdings, Inc.	18,378,101
517,404	Kraft Foods, Inc.	17,286,468	161,283	Loews Corporation	7,917,382
902,350	Kroger Company	26,520,066	460,608	Merrill Lynch & Company, Inc.	30,409,340
55,900	Procter & Gamble Company	3,886,168	312,420	MetLife, Inc.	21,510,117
352,200	Unilever NV ADR	11,432,412	565,453	Morgan Stanley	38,032,369
87,900	Wal-Mart Stores, Inc.	3,973,959	912,900	National City Corporation	22,137,825

	Total Consumer Staples	217,682,717	101,250	Nymex Holdings, Inc. *	13,012,650

			314,573	Principal Financial Group, Inc.	21,287,155
Energy (11.4%)			214,578	Prudential Financial, Inc. *	20,753,984
217,316	Apache Corporation	22,559,574	415,201	State Street Corporation *	33,120,584
119,162	Chevron Corporation *	10,904,515	431,361	Travelers Companies, Inc.	22,521,358
544,771	ConocoPhillips	46,283,744	464,901	Wachovia Corporation	21,259,923
194,250	Devon Energy Corporation	18,142,950	480,800	Washington Federal, Inc.	11,616,128
45,650	Diamond Offshore		593,655	Wells Fargo & Company *	20,190,207

	Drilling, Inc. *	5,168,950		Total Financials	709,349,953

The accompanying Notes to Financial Statements are an integral part of this schedule.

124

Large Cap Stock Fund
Schedule of Investments as of October 31, 2007

Shares	Common Stock (97.8%)	Value	Shares	Common Stock (97.8%)	Value

Health Care (13.5%)			Information Technology (19.4%)
1,033,068	Abbott Laboratories ±	$56,426,174	1,025,606	Accenture, Ltd.	$40,049,914
261,800	Aetna, Inc.	14,705,306	481,322	Adobe Systems, Inc. #	23,055,324
267,312	Allergan, Inc. *	18,064,945	3,500	Alibaba.com, Ltd. #^§	6,097
64,600	Amgen, Inc. #	3,753,906	191,600	Amdocs, Ltd. #	6,591,040
360,243	Baxter International, Inc.	21,618,182	27,600	AMIS Holdings, Inc. #*	211,692
131,700	Eli Lilly and Company	7,131,555	600,900	Amkor Technology, Inc. #*	6,808,197
397,766	Express Scripts, Inc. #	25,099,035	262,378	Apple Computer, Inc. #	49,838,701
1,050,886	Gilead Sciences, Inc. #	48,540,424	389,551	Broadcom Corporation #*	12,679,885
767,614	Johnson & Johnson	50,025,404	1,775,155	Cisco Systems, Inc. #	58,686,624
424,917	McKesson Corporation	28,087,014	288,250	Cognizant Technology
270,529	Medtronic, Inc.	12,833,896		Solutions Corporation #	11,950,845
368,450	Merck & Company, Inc.	21,465,897	471,870	Corning, Inc.	11,452,285
1,472,636	Pfizer, Inc. *	36,241,572	177,700	Dell, Inc. #	5,437,620
476,767	Sanofi-Aventis ADR *	20,982,516	348,563	eBay, Inc. #	12,583,124
327,550	St. Jude Medical, Inc. #	13,341,112	580,450	EMC Corporation #	14,737,626
659,074	Thermo Electron Corporation #	38,760,142	187,910	F5 Networks, Inc. #*	6,770,397
341,097	UnitedHealth Group, Inc.	16,764,918	93,892	Google, Inc. #	66,381,644
216,833	WellPoint, Inc. #	17,179,679	1,096,693	Hewlett-Packard Company	56,677,094
315,945	Wyeth	15,364,405	1,906,207	Intel Corporation	51,276,968

	Total Health Care	466,386,082	515,730	International Business

				Machines Corporation	59,886,568
Industrials (10.7%)			356,950	Maxim Integrated Products, Inc.	9,673,345
562,300	AMR Corporation #*	13,495,200	2,355,333	Microsoft Corporation	86,699,808
155,550	Armstrong World		244,900	Nokia Oyj ADR	9,727,428
	Industries, Inc. #	6,379,106	651,104	Oracle Corporation #	14,434,976
147,266	Boeing Company *	14,518,955	546,357	QUALCOMM, Inc.	23,345,835
46,152	Caterpillar, Inc.	3,443,401	2,074,550	Sun Microsystems, Inc. #	11,845,680
366,523	CSX Corporation *	16,409,235	314,800	Sybase, Inc. #	9,003,280
160,156	Danaher Corporation *	13,720,565	275,318	Texas Instruments, Inc. *	8,975,367

101,341	Deere & Company	15,697,721		Total Information
358,050	Emerson Electric Company *	18,715,274		Technology	668,787,364

246,400	Expeditors International of
	Washington, Inc. *	12,480,160	Materials (5.3%)
55,689	Flowserve Corporation *	4,397,203	191,743	Air Products and Chemicals, Inc.	18,762,053
104,900	Fluor Corporation *	16,574,200	1,174,222	Alcoa, Inc. ‡	46,487,449
1,467,885	General Electric Company	60,418,147	363,251	E.I. du Pont de Nemours and
402,214	Honeywell International, Inc. *	24,297,748		Company *	17,984,557
330,479	Lockheed Martin Corporation	36,365,909	101,239	Freeport-McMoRan Copper &
189,382	Precision Castparts Corporation	28,371,317		Gold, Inc.	11,913,806
285,216	UAL Corporation #*	13,661,846	729,874	MeadWestvaco Corporation *	24,552,961
64,873	Union Pacific Corporation	8,306,339	384,750	Monsanto Company	37,563,142
467,518	United Technologies		295,142	Praxair, Inc.	25,228,738

	Corporation *	35,807,204		Total Materials	182,492,706

648,777	Waste Management, Inc.	23,608,995

	Total Industrials	366,668,525

The accompanying Notes to Financial Statements are an integral part of this schedule.

125

Large Cap Stock Fund
Schedule of Investments as of October 31, 2007

Shares	Common Stock (97.8%)	Value	Shares	Common Stock (97.8%)	Value

Telecommunications Services (2.8%)			Utilities (1.2%)
391,398	America Movil SA de CV ADR	$25,593,515	1,099,355	Southern Company	$40,302,354

370,750	American Tower Corporation #	16,379,735		Total Utilities	40,302,354

498,066	AT&T, Inc. ‡	20,814,178

294,712	NII Holdings, Inc. #*	17,093,296		Total Common Stock
733,046	Time Warner Telecom, Inc. #*	17,035,989		(cost $2,406,387,436)	3,367,398,922

	Total Telecommunications
	Services	96,916,713

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (12.1%)	Rate (+)	Date	Value

417,436,171	Thrivent Financial Securities Lending Trust	5.050%	N/A	$417,436,171

	Total Collateral Held for Securities Loaned
	(cost $417,436,171)			417,436,171

The accompanying Notes to Financial Statements are an integral part of this schedule.

126

Large Cap Stock Fund
Schedule of Investments as of October 31, 2007

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (1.8%)	Rate (+)	Date	Value

$21,605,000	Barclays Bank plc Repurchase Agreement ▪	4.800%	11/1/2007	$21,605,000
8,300,000	Federal National Mortgage Association ‡	5.080	12/14/2007	8,249,637
26,715,000	Nieuw Amsterdam Receivables Corporation	4.900	11/1/2007	26,715,000
4,615,730	Thrivent Money Market Fund	5.020	N/A	4,615,730

	Total Short-Term Investments (at amortized cost)			61,185,367

	Total Investments (cost $2,885,008,974) 111.7%			$3,846,020,460

	Other Assets and Liabilities, Net (11.7%)			(402,307,218)

	Total Net Assets 100.0%			$3,443,713,242

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures	Long/(Short)	Date	Amount	Value	Gain/(Loss)

S&P 500 Index Futures	89	December 2007	$34,107,438	$34,596,525	$489,087
Total Futures					$489,087

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

^ Security is fair valued as discussed in item 2(A) of the Notes to Financial Statements.

§ Denotes investments purchased on a when-issued or delayed delivery basis.

± Designated as cover for long settling trades as discussed in the Notes to Financial Statements.

‡ At October 31, 2007, $8,249,637 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $46,470,178 of investments were earmarked as collateral to cover open financial futures contracts.

▪ Repurchase agreement dated October 31, 2007, $21,609,634 maturing November 1, 2007, collateralized by $22,041,827 Federal Home Loan Bank, 5.00% due July 16, 2008.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$1,001,771,541
Gross unrealized depreciation	(49,543,502)

Net unrealized appreciation (depreciation)	$952,228,039
Cost for federal income tax purposes	$2,893,792,421

The accompanying Notes to Financial Statements are an integral part of this schedule.

127

Large Cap Index Fund
Schedule of Investments as of October 31, 2007

Shares	Common Stock (97.4%)	Value	Shares	Common Stock (97.4%)	Value

Consumer Discretionary (8.8%)			3,231	Interpublic Group of
600	Abercrombie & Fitch Company	$47,520		Companies, Inc. #*	$33,441
2,100	Amazon.com, Inc. #	187,215	1,400	J.C. Penney Company, Inc.
1,000	Apollo Group, Inc. #	79,260		(Holding Company)	78,736
900	AutoNation, Inc. #	15,921	3,900	Johnson Controls, Inc.	170,508
400	AutoZone, Inc. #	49,764	600	Jones Apparel Group, Inc.	12,564
1,900	Bed Bath & Beyond, Inc. #	64,486	600	KB Home *	16,584
2,375	Best Buy Company, Inc.	115,235	2,200	Kohl’s Corporation #	120,934
600	Big Lots, Inc. #	14,388	1,300	Leggett & Platt, Inc.	25,259
500	Black & Decker Corporation	44,955	1,000	Lennar Corporation	22,850
600	Brunswick Corporation	13,386	2,100	Limited Brands, Inc.	46,221
2,900	Carnival Corporation	139,142	600	Liz Claiborne, Inc.	17,082
4,650	CBS Corporation	133,455	9,800	Lowe’s Companies, Inc.	263,522
900	Centex Corporation	22,554	2,956	Macy’s Group, Inc	94,681
1,100	Circuit City Stores, Inc.	8,723	2,100	Marriott International, Inc.	86,331
3,400	Clear Channel		2,700	Mattel, Inc.	56,403
	Communications, Inc.	128,418	7,900	McDonald’s Corporation	471,630
2,400	Coach, Inc. #	87,744	2,200	McGraw-Hill Companies, Inc.	110,088
20,630	Comcast Corporation #*	434,262	300	Meredith Corporation	18,675
1,800	D.R. Horton, Inc.	22,842	1,100	New York Times Company	21,516
1,000	Darden Restaurants, Inc.	43,000	1,800	Newell Rubbermaid, Inc.	52,488
400	Dillard’s, Inc.	9,212	15,400	News Corporation	333,718
5,000	DIRECTV Group, Inc. #	132,400	2,600	NIKE, Inc.	172,276
400	Dow Jones & Company, Inc.	23,924	1,300	Nordstrom, Inc.	51,272
600	E.W. Scripps Company	27,006	1,900	Office Depot, Inc. #	35,644
2,000	Eastman Kodak Company *	57,320	500	OfficeMax, Inc.	15,825
1,400	Expedia, Inc. #	45,724	2,200	Omnicom Group, Inc.	112,156
900	Family Dollar Stores, Inc.	22,815	400	Polo Ralph Lauren Corporation	27,520
14,000	Ford Motor Company #*	124,180	1,400	Pulte Homes, Inc.	20,776
1,100	Fortune Brands, Inc.	92,147	1,000	RadioShack Corporation	20,620
1,500	Gannett Company, Inc.	63,615	472	Sears Holdings Corporation #*	63,621
3,300	Gap, Inc.	62,370	700	Sherwin-Williams Company	44,744
3,800	General Motors Corporation *	148,922	400	Snap-On, Inc.	19,964
1,200	Genuine Parts Company	58,884	600	Stanley Works	34,530
1,400	Goodyear Tire &		4,850	Staples, Inc.	113,199
	Rubber Company #*	42,210	4,900	Starbucks Corporation #	130,732
2,200	H&R Block, Inc.	47,960	1,500	Starwood Hotels & Resorts
1,600	Harley-Davidson, Inc. *	82,400		Worldwide, Inc.	85,290
500	Harman International		5,600	Target Corporation	343,616
	Industries, Inc.	42,100	1,000	Tiffany & Company	54,180
1,300	Harrah’s Entertainment, Inc.	114,725	24,850	Time Warner, Inc.	453,761
1,100	Hasbro, Inc.	32,835	2,900	TJX Companies, Inc.	83,897
11,200	Home Depot, Inc.	352,912	654	Tribune Company	19,790
1,200	IAC InterActiveCorp #	35,352	600	VF Corporation	52,278
2,300	International Game Technology	100,303	4,650	Viacom, Inc. #	191,998

The accompanying Notes to Financial Statements are an integral part of this schedule.

128

Large Cap Index Fund
Schedule of Investments as of October 31, 2007

Shares	Common Stock (97.4%)	Value	Shares	Common Stock (97.4%)	Value

Consumer Discretionary — continued			1,000	Whole Foods Market, Inc. *	$49,540
12,900	Walt Disney Company	$446,727	1,475	William Wrigley Jr. Company	90,963

600	Wendy’s International, Inc.	20,856		Total Consumer Staples	8,705,700

484	Whirlpool Corporation *	38,301
1,100	Wyndham Worldwide Corporation	36,113	Energy (11.4%)
3,400	Yum! Brands, Inc.	136,918	3,090	Anadarko Petroleum Corporation	182,372

	Total Consumer		2,122	Apache Corporation	220,285
	Discretionary	8,251,421	2,100	Baker Hughes, Inc.	182,112

			1,900	BJ Services Company	47,861
Consumer Staples (9.3%)			2,800	Chesapeake Energy Corporation *	110,544
14,000	Altria Group, Inc.	1,021,020	14,203	Chevron Corporation ‡	1,299,717
5,100	Anheuser-Busch Companies, Inc. *	261,528	10,788	ConocoPhillips	916,548
4,296	Archer-Daniels-Midland Company	153,711	1,200	CONSOL Energy, Inc.	67,800
2,900	Avon Products, Inc.	118,842	2,900	Devon Energy Corporation	270,860
500	Brown-Forman Corporation	36,990	4,592	El Paso Corporation	81,095
1,500	Campbell Soup Company	55,470	900	ENSCO International, Inc.	49,941
1,000	Clorox Company	62,570	1,700	EOG Resources, Inc.	150,620
13,200	Coca-Cola Company	815,232	37,000	Exxon Mobil Corporation	3,403,627
2,000	Coca-Cola Enterprises, Inc.	51,620	5,900	Halliburton Company	232,578
3,400	Colgate-Palmolive Company	259,318	1,900	Hess Corporation	136,059
3,200	ConAgra Foods, Inc.	75,936	4,930	Marathon Oil Corporation	291,511
1,300	Constellation Brands, Inc. #	32,656	1,200	Murphy Oil Corporation	88,356
3,000	Costco Wholesale Corporation	201,780	1,800	Nabors Industries, Ltd. #*	50,544
9,810	CVS/Caremark Corporation	409,764	2,300	National Oilwell Varco, Inc. #	168,452
900	Dean Foods Company	24,993	1,800	Noble Corporation	95,310
800	Estee Lauder Companies, Inc.	35,120	1,200	Noble Energy, Inc.	91,848
2,300	General Mills, Inc.	132,779	5,600	Occidental Petroleum Corporation	386,680
2,200	H.J. Heinz Company	102,916	1,700	Peabody Energy Corporation	94,775
1,200	Hershey Company	51,732	800	Rowan Companies, Inc.	31,184
1,800	Kellogg Company	95,022	7,900	Schlumberger, Ltd.	762,903
2,800	Kimberly-Clark Corporation	198,492	1,400	Smith International, Inc.	92,470
10,480	Kraft Foods, Inc.	350,137	4,170	Spectra Energy Corporation	108,337
4,700	Kroger Company	138,133	900	Sunoco, Inc.	66,240
800	McCormick & Company, Inc.	28,024	1,000	Tesoro Petroleum Corporation	60,530
900	Molson Coors Brewing Company	51,507	1,900	Transocean, Inc. #	226,803
900	Pepsi Bottling Group, Inc.	38,772	3,700	Valero Energy Corporation	260,591
10,790	PepsiCo, Inc. *	795,439	2,200	Weatherford International, Ltd. #	142,802
20,810	Procter & Gamble Company	1,446,711	4,100	Williams Companies, Inc.	149,609
1,200	Reynolds American, Inc.	77,316	2,600	XTO Energy, Inc.	172,588

2,900	Safeway, Inc.	98,600		Total Energy	10,693,552

4,900	Sara Lee Corporation	81,046
1,410	SUPERVALU, Inc.	54,622	Financials (18.8%)
4,100	SYSCO Corporation *	140,589	2,200	ACE, Ltd.	133,342
1,800	Tyson Foods, Inc.	28,440	3,200	AFLAC, Inc.	200,896
1,000	UST, Inc.	53,320	4,000	Allstate Corporation	209,600
6,600	Walgreen Company	261,690	650	Ambac Financial Group, Inc.	23,940
16,000	Wal-Mart Stores, Inc.	723,360	1,200	American Capital Strategies, Ltd. *	52,092

The accompanying Notes to Financial Statements are an integral part of this schedule.

129

Large Cap Index Fund
Schedule of Investments as of October 31, 2007

Shares	Common Stock (97.4%)	Value	Shares	Common Stock (97.4%)	Value

Financials — continued			3,500	Host Marriott Corporation	$77,560
7,900	American Express Company	$481,505	3,600	Hudson City Bancorp, Inc.	56,376
17,044	American International		2,510	Huntington Bancshares, Inc.	44,954
	Group, Inc.	1,075,817	500	IntercontinentalExchange, Inc. #	89,100
1,600	Ameriprise Financial, Inc.	100,768	22,558	J.P. Morgan Chase & Company	1,060,226
1,900	Aon Corporation	86,108	1,000	Janus Capital Group, Inc.	34,510
700	Apartment Investment &		2,700	KeyCorp	76,815
	Management Company	32,711	1,700	Kimco Realty Corporation	70,584
700	Assurant, Inc.	40,908	900	Legg Mason, Inc.	74,646
600	Avalonbay Communities, Inc.	73,590	3,500	Lehman Brothers Holdings, Inc.	221,690
29,603	Bank of America Corporation	1,429,233	1,100	Leucadia National Corporation *	55,726
7,505	Bank of New York		1,843	Lincoln National Corporation	114,948
	Mellon Corporation	366,619	3,000	Loews Corporation	147,270
3,700	BB&T Corporation	136,789	600	M&T Bank Corporation	59,688
700	Bear Stearns Companies, Inc.	79,520	3,600	Marsh & McLennan
700	Boston Properties, Inc.	75,838		Companies, Inc.	93,204
2,718	Capital One Financial Corporation	178,274	1,800	Marshall & Ilsley Corporation #	76,860
1,300	CB Richard Ellis Group, Inc. #	31,694	900	MBIA, Inc.	38,736
6,400	Charles Schwab Corporation *	148,736	5,700	Merrill Lynch & Company, Inc.	376,314
2,600	Chubb Corporation	138,710	4,900	MetLife, Inc.	337,365
1,107	Cincinnati Financial Corporation	44,036	500	MGIC Investment Corporation	9,680
1,300	CIT Group, Inc.	45,812	1,500	Moody’s Corporation	65,580
33,206	Citigroup, Inc.	1,391,331	7,000	Morgan Stanley	470,820
390	CME Group, Inc.	259,838	4,200	National City Corporation	101,850
1,100	Comerica, Inc.	51,348	1,300	Northern Trust Corporation	97,773
1,200	Commerce Bancorp, Inc. *	48,900	1,800	NYSE Euronext	168,966
3,800	Countrywide Financial		1,100	Plum Creek Timber Company, Inc.	49,137
	Corporation *	58,976	2,300	PNC Financial Services Group, Inc.	165,968
900	Developers Diversified Realty		1,700	Principal Financial Group, Inc.	115,039
	Corporation	45,360	4,900	Progressive Corporation	90,650
3,200	Discover Financial Services	61,760	1,800	ProLogis Trust	129,132
2,900	E*TRADE Financial Corporation #	32,306	3,000	Prudential Financial, Inc.	290,160
1,900	Equity Residential REIT	79,382	900	Public Storage, Inc.	72,873
4,400	Federal Home Loan Mortgage		4,614	Regions Financial Corporation	125,132
	Corporation	229,812	700	SAFECO Corporation	40,530
6,600	Federal National Mortgage		1,400	Simon Property Group, Inc.	145,754
	Association	376,464	2,800	SLM Corporation	132,048
600	Federated Investors, Inc.	25,800	2,435	Sovereign Bancorp, Inc.	35,137
3,522	Fifth Third Bancorp	110,168	2,600	State Street Corporation	207,402
900	First Horizon National		2,300	SunTrust Banks, Inc.	166,980
	Corporation *	23,472	2,100	Synovus Financial Corporation	55,356
1,000	Franklin Resources, Inc.	129,680	1,700	T. Rowe Price Group, Inc.	109,208
1,600	General Growth Properties, Inc.	86,976	700	Torchmark Corporation	45,612
2,900	Genworth Financial, Inc.	79,170	4,464	Travelers Companies, Inc.	233,065
2,700	Goldman Sachs Group, Inc.	669,384	11,518	U.S. Bancorp *	381,937
2,100	Hartford Financial Services		2,500	UnumProvident Corporation	58,350
	Group, Inc.	203,763	900	Vornado Realty Trust	100,548

The accompanying Notes to Financial Statements are an integral part of this schedule.

130

Large Cap Index Fund
Schedule of Investments as of October 31, 2007

Shares	Common Stock (97.4%)	Value	Shares	Common Stock (97.4%)	Value

Financials — continued			1,000	Patterson Companies, Inc. #	$39,110
12,632	Wachovia Corporation	$577,661	900	PerkinElmer, Inc.	24,768
5,801	Washington Mutual, Inc.	161,732	46,240	Pfizer, Inc.	1,137,966
22,300	Wells Fargo & Company	758,423	1,000	Quest Diagnostics, Inc. *	53,180
1,300	XL Capital, Ltd.	93,535	10,800	Schering-Plough Corporation	329,616
900	Zions Bancorporation	53,199	2,300	St. Jude Medical, Inc. #	93,679

	Total Financials	17,566,237	1,600	Stryker Corporation	113,600

			3,100	Tenet Healthcare Corporation #*	10,881
Health Care (11.4%)			2,900	Thermo Electron Corporation #	170,549
10,300	Abbott Laboratories	562,586	8,800	UnitedHealth Group, Inc.	432,520
3,400	Aetna, Inc.	190,978	900	Varian Medical Systems, Inc. #	43,893
2,100	Allergan, Inc.	141,918	600	Waters Corporation #	46,188
1,300	AmerisourceBergen Corporation	61,243	700	Watson Pharmaceuticals, Inc. #	21,392
7,236	Amgen, Inc. #	420,484	4,000	WellPoint, Inc. #	316,920
1,200	Applera Corporation (Applied		8,900	Wyeth	432,807
	Biosystems Group)	44,568	1,640	Zimmer Holdings, Inc. #	113,964

800	Barr Pharmaceuticals, Inc. #	45,856		Total Health Care	10,647,999

4,400	Baxter International, Inc.	264,044
1,600	Becton, Dickinson and Company	133,536	Industrials (11.2%)
1,990	Biogen Idec, Inc. #	148,136	4,700	3M Company	405,892
8,835	Boston Scientific Corporation #	122,541	1,900	Allied Waste Industries, Inc. #	24,016
13,200	Bristol-Myers Squibb Company	395,868	1,200	American Standard Companies, Inc.	44,724
700	C.R. Bard, Inc.	58,527	700	Avery Dennison Corporation	40,530
2,400	Cardinal Health, Inc.	163,272	5,300	Boeing Company	522,527
2,600	Celgene Corporation #	171,600	2,000	Burlington Northern Santa Fe
1,800	CIGNA Corporation	94,482		Corporation	174,300
1,050	Coventry Health Care, Inc. #	63,326	1,100	C.H. Robinson Worldwide, Inc.	54,912
3,259	Covidien, Ltd.	135,574	4,300	Caterpillar, Inc.	320,823
6,500	Eli Lilly and Company	351,975	900	Cintas Corporation	32,940
1,800	Express Scripts, Inc. #	113,580	1,200	Cooper Industries, Ltd.	62,868
2,200	Forest Laboratories, Inc. #	85,954	3,000	CSX Corporation	134,310
1,800	Genzyme Corporation #	136,746	600	Cummins, Inc.	71,976
6,100	Gilead Sciences, Inc. #	281,759	1,700	Danaher Corporation *	145,639
950	Hospira, Inc. #	39,264	1,500	Deere & Company	232,350
1,200	Humana, Inc. #	89,940	1,400	Dover Corporation	64,400
1,300	IMS Health, Inc.	32,773	1,000	Eaton Corporation	92,580
19,290	Johnson & Johnson	1,257,129	5,200	Emerson Electric Company	271,804
1,533	King Pharmaceuticals, Inc. #	16,250	1,000	Equifax, Inc.	38,500
700	Laboratory Corporation of		1,400	Expeditors International of
	America Holdings #	48,125		Washington, Inc.	70,910
500	Manor Care, Inc.	33,290	2,000	FedEx Corporation	206,680
2,000	McKesson Corporation	132,200	600	Fluor Corporation	94,800
1,825	Medco Health Solutions, Inc. #	172,244	2,700	General Dynamics Corporation	245,592
7,500	Medtronic, Inc.	355,800	68,400	General Electric Company	2,815,344
14,500	Merck & Company, Inc.	844,770	900	Goodrich Corporation	62,694
400	Millipore Corporation #*	31,060	4,900	Honeywell International, Inc. *	296,009
1,700	Mylan Laboratories, Inc.	25,568	2,900	Illinois Tool Works, Inc.	166,054

The accompanying Notes to Financial Statements are an integral part of this schedule.

131

Large Cap Index Fund
Schedule of Investments as of October 31, 2007

Shares	Common Stock (97.4%)	Value	Shares	Common Stock (97.4%)	Value

Industrials — continued			3,200	Broadcom Corporation #	$104,160
2,000	Ingersoll-Rand Company	$100,700	2,600	CA, Inc.	68,770
1,200	ITT Corporation	80,304	585	CIENA Corporation #	27,998
800	Jacobs Engineering Group, Inc. #	69,720	40,600	Cisco Systems, Inc. #	1,342,236
900	L-3 Communications		1,200	Citrix Systems, Inc. #	51,588
	Holdings, Inc.	98,676	2,000	Cognizant Technology
2,300	Lockheed Martin Corporation	253,092		Solutions Corporation #	82,920
2,400	Masco Corporation	57,792	1,100	Computer Sciences Corporation #	64,229
900	Monster Worldwide, Inc. #	36,522	2,100	Compuware Corporation #	21,000
2,600	Norfolk Southern Corporation	134,290	900	Convergys Corporation #	16,497
2,334	Northrop Grumman Corporation	195,169	10,500	Corning, Inc.	254,835
2,456	PACCAR, Inc. *	136,428	15,100	Dell, Inc. #	462,060
800	Pall Corporation	32,056	7,600	eBay, Inc. #	274,360
1,150	Parker-Hannifin Corporation	92,426	2,100	Electronic Arts, Inc. #	128,352
1,400	Pitney Bowes, Inc.	56,056	3,400	Electronic Data Systems
900	Precision Castparts Corporation	134,829		Corporation	73,406
1,400	R.R. Donnelley & Sons Company	56,406	14,000	EMC Corporation #	355,460
3,000	Raytheon Company	190,830	1,200	Fidelity National Information
1,000	Robert Half International, Inc.	30,090		Services, Inc.	55,344
1,100	Rockwell Automation, Inc.	75,768	1,050	Fiserv, Inc. #	58,170
1,200	Rockwell Collins, Inc.	89,772	1,500	Google, Inc. #	1,060,500
400	Ryder System, Inc.	19,140	17,141	Hewlett-Packard Company	885,847
4,900	Southwest Airlines Company	69,629	39,000	Intel Corporation	1,049,100
700	Terex Corporation #	51,954	9,000	International Business
1,600	Textron, Inc.	110,736		Machines Corporation	1,045,080
3,259	Tyco International, Ltd.	134,173	2,300	Intuit, Inc. #	73,991
1,800	Union Pacific Corporation	230,472	1,400	Jabil Circuit, Inc.	30,422
7,000	United Parcel Service, Inc.	525,700	1,475	JDS Uniphase Corporation #	22,508
6,700	United Technologies Corporation	513,153	3,500	Juniper Networks, Inc. #	126,000
500	W.W. Grainger, Inc.	44,960	1,200	KLA-Tencor Corporation	63,180
3,500	Waste Management, Inc.	127,365	600	Lexmark International, Inc. #	25,194

	Total Industrials	10,441,382	1,500	Linear Technology Corporation *	49,530

			4,700	LSI Corporation #*	31,020
Information Technology (16.5%)			1,600	MEMC Electronic Materials, Inc. #	117,152
3,900	Adobe Systems, Inc. #‡	186,810	1,400	Microchip Technology, Inc.	46,438
3,600	Advanced Micro Devices, Inc. #*	47,088	5,100	Micron Technology, Inc. #*	53,601
600	Affiliated Computer		53,800	Microsoft Corporation	1,980,378
	Services, Inc. #	30,396	900	Molex, Inc.	25,704
2,500	Agilent Technologies, Inc. #	92,125	15,400	Motorola, Inc. *	289,366
1,200	Akamai Technologies, Inc. #	47,028	1,700	National Semiconductor
2,400	Altera Corporation *	47,088		Corporation	42,738
2,000	Analog Devices, Inc.	66,920	2,400	Network Appliance, Inc. #	75,576
5,800	Apple Computer, Inc. #	1,101,710	2,400	Novell, Inc. #	18,144
9,200	Applied Materials, Inc.	178,664	900	Novellus Systems, Inc. #	25,569
1,600	Autodesk, Inc. #	78,240	3,750	NVIDIA Corporation #	132,675
3,600	Automatic Data Processing, Inc.	178,416	26,291	Oracle Corporation #	582,871
1,300	BMC Software, Inc. #	43,992	2,300	Paychex, Inc. *	96,094

The accompanying Notes to Financial Statements are an integral part of this schedule.

132

Large Cap Index Fund
Schedule of Investments as of October 31, 2007

Shares	Common Stock (97.4%)	Value	Shares	Common Stock (97.4%)	Value

Information Technology — continued			1,100	Sealed Air Corporation	$27,423
900	QLogic Corporation #	$13,977	800	Sigma-Aldrich Corporation	41,336
11,100	QUALCOMM, Inc.	474,303	700	Temple-Inland, Inc.	37,569
1,500	SanDisk Corporation #	66,600	600	Titanium Metals Corporation #	21,120
23,600	Sun Microsystems, Inc. #	134,756	700	United States Steel Corporation	75,530
5,947	Symantec Corporation #	111,685	600	Vulcan Materials Company	51,306
600	Tektronix, Inc.	22,710	1,500	Weyerhaeuser Company	113,865

3,000	Tellabs, Inc. #	26,430		Total Materials	3,022,267

1,200	Teradata Corporation #	34,236
1,200	Teradyne, Inc. #	14,808	Telecommunications Services (3.5%)
9,500	Texas Instruments, Inc.	309,700	2,400	ALLTEL Corporation	170,760
3,259	Tyco Electronics, Ltd.	116,249	40,668	AT&T, Inc. ‡	1,699,516
2,300	Unisys Corporation #	13,984	700	CenturyTel, Inc.	30,835
1,700	VeriSign, Inc. #*	57,953	2,300	Citizens Communications
5,203	Western Union Company	114,674		Company	30,268
6,200	Xerox Corporation #	108,128	1,043	Embarq Corporation	55,196
2,000	Xilinx, Inc.	48,800	10,600	Qwest Communications
8,900	Yahoo!, Inc. #	276,790		International, Inc. #	76,108

	Total Information		18,968	Sprint Nextel Corporation	324,353
	Technology	15,434,323	19,300	Verizon Communications, Inc.	889,151

			3,201	Windstream Corporation	43,053

Materials (3.2%)				Total Telecommunications
1,400	Air Products and Chemicals, Inc.	136,990		Services	3,319,240

6,000	Alcoa, Inc. ‡	237,540
700	Allegheny Technologies, Inc.	71,519	Utilities (3.3%)
400	Ashland, Inc.	23,488	4,400	AES Corporation #	94,204
700	Ball Corporation	34,706	1,200	Allegheny Energy, Inc. #	72,792
700	Bemis Company, Inc.	19,712	1,400	Ameren Corporation	75,684
6,283	Dow Chemical Company	282,986	2,700	American Electric Power
6,100	E.I. du Pont de Nemours and			Company, Inc.	130,167
	Company	302,011	2,200	CenterPoint Energy, Inc. *	36,872
600	Eastman Chemical Company	39,954	1,500	CMS Energy Corporation	25,455
1,200	Ecolab, Inc. *	56,604	1,800	Consolidated Edison, Inc. *	84,762
2,538	Freeport-McMoRan		1,300	Constellation Energy Group, Inc.	123,110
	Copper & Gold, Inc.	298,672	1,900	Dominion Resources, Inc.	174,097
700	Hercules, Inc.	13,167	1,300	DTE Energy Company	64,480
700	International Flavors &		8,340	Duke Energy Corporation	159,878
	Fragrances, Inc.	36,547	3,383	Dynegy, Inc. #	31,157
2,900	International Paper Company	107,184	2,100	Edison International, Inc.	121,989
1,191	MeadWestvaco Corporation	40,065	1,300	Entergy Corporation	155,831
3,568	Monsanto Company	348,344	4,550	Exelon Corporation	376,649
3,000	Newmont Mining Corporation	152,580	2,000	FirstEnergy Corporation	139,400
1,900	Nucor Corporation *	117,838	2,700	FPL Group, Inc.	184,734
900	Pactiv Corporation #	24,723	630	Integrys Energy Group, Inc.	33,900
1,000	PPG Industries, Inc.	74,740	400	Nicor, Inc.	17,308
2,200	Praxair, Inc.	188,056	1,837	NiSource, Inc.	37,567
900	Rohm and Haas Company	46,692	2,400	PG&E Corporation	117,432

The accompanying Notes to Financial Statements are an integral part of this schedule.

133

Large Cap Index Fund
Schedule of Investments as of October 31, 2007

Shares	Common Stock (97.4%)	Value	Shares	Common Stock (97.4%)	Value

Utilities — continued			5,000	Southern Company	$183,300
700	Pinnacle West Capital Corporation	$28,280	1,500	TECO Energy, Inc.	25,245
2,600	PPL Corporation	134,420	2,855	Xcel Energy, Inc. *	64,380

1,827	Progress Energy, Inc.	87,696		Total Utilities	3,116,372

1,700	Public Service Enterprise

	Group, Inc.	162,520		Total Common Stock
1,200	Questar Corporation	68,496		(cost $63,739,098)	91,198,493

1,700	Sempra Energy	104,567

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (4.9%)	Rate (+)	Date	Value

4,630,568	Thrivent Financial Securities Lending Trust	5.050%	N/A	$4,630,568

	Total Collateral Held for Securities Loaned
	(cost $4,630,568)			4,630,568

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (2.6%)	Rate (+)	Date	Value

$250,000	Federal National Mortgage Association ‡	5.080%	12/14/2007	$248,483
2,178,690	Thrivent Money Market Fund	5.020	N/A	2,178,690

	Total Short-Term Investments (at amortized cost)			2,427,173

	Total Investments (cost $70,796,839) 104.9%			$98,256,234

	Other Assets and Liabilities, Net (4.9%)			(4,621,779)

	Total Net Assets 100.0%			$93,634,455

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures	Long/(Short)	Date	Amount	Value	Gain/(Loss)

S&P 500 Index Mini-Futures	31	December 2007	$2,395,585	$2,410,095	$14,510
Total Futures					$14,510

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

‡ At October 31, 2007, $248,483 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $3,419,349 of investments were earmarked as collateral to cover open financial futures contracts.

Definitions:

REIT — Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$29,592,299
Gross unrealized depreciation	(2,419,651)

Net unrealized appreciation (depreciation)	$27,172,648
Cost for federal income tax purposes	$71,083,586

The accompanying Notes to Financial Statements are an integral part of this schedule.

134

Large Cap Index Fund-I
Schedule of Investments as of October 31, 2007

Shares	Common Stock (97.5%)	Value	Shares	Common Stock (97.5%)	Value

Consumer Discretionary (8.8%)			1,217	Interpublic Group of
200	Abercrombie & Fitch Company	$15,840		Companies, Inc. #	$12,596
800	Amazon.com, Inc. #	71,320	556	J.C. Penney Company, Inc.
355	Apollo Group, Inc. #	28,137		(Holding Company)	31,269
358	AutoNation, Inc. #	6,333	1,512	Johnson Controls, Inc.	66,105
152	AutoZone, Inc. #	18,910	254	Jones Apparel Group, Inc.	5,319
657	Bed Bath & Beyond, Inc. #	22,299	200	KB Home	5,528
941	Best Buy Company, Inc.	45,657	858	Kohl’s Corporation #	47,164
302	Big Lots, Inc. #	7,242	504	Leggett & Platt, Inc.	9,793
201	Black & Decker Corporation	18,072	300	Lennar Corporation	6,855
302	Brunswick Corporation	6,738	864	Limited Brands, Inc.	19,017
1,165	Carnival Corporation	55,897	303	Liz Claiborne, Inc.	8,626
1,611	CBS Corporation	46,236	3,748	Lowe’s Companies, Inc.	100,784
302	Centex Corporation	7,568	1,038	Macy’s Group, Inc	33,247
354	Circuit City Stores, Inc.	2,807	810	Marriott International, Inc.	33,299
1,315	Clear Channel		962	Mattel, Inc.	20,096
	Communications, Inc.	49,668	2,985	McDonald’s Corporation	178,204
900	Coach, Inc. #	32,904	908	McGraw-Hill Companies, Inc.	45,436
7,624	Comcast Corporation #	160,485	100	Meredith Corporation	6,225
700	D.R. Horton, Inc.	8,883	354	New York Times Company	6,924
280	Darden Restaurants, Inc.	12,040	656	Newell Rubbermaid, Inc.	19,129
201	Dillard’s, Inc.	4,629	5,700	News Corporation	123,519
1,800	DIRECTV Group, Inc. #	47,664	914	NIKE, Inc.	60,562
200	Dow Jones & Company, Inc.	11,962	404	Nordstrom, Inc.	15,934
300	E.W. Scripps Company	13,503	707	Office Depot, Inc. #	13,263
758	Eastman Kodak Company	21,724	101	OfficeMax, Inc.	3,197
500	Expedia, Inc. #	16,330	806	Omnicom Group, Inc.	41,090
405	Family Dollar Stores, Inc.	10,267	100	Polo Ralph Lauren Corporation	6,880
5,154	Ford Motor Company #*	45,716	604	Pulte Homes, Inc.	8,963
354	Fortune Brands, Inc. *	29,655	403	RadioShack Corporation	8,310
604	Gannett Company, Inc.	25,616	175	Sears Holdings Corporation #	23,588
1,174	Gap, Inc.	22,189	253	Sherwin-Williams Company	16,172
1,465	General Motors Corporation	57,413	200	Snap-On, Inc.	9,982
454	Genuine Parts Company	22,278	201	Stanley Works	11,568
503	Goodyear Tire &		1,718	Staples, Inc.	40,098
	Rubber Company #	15,165	1,920	Starbucks Corporation #	51,226
910	H&R Block, Inc.	19,838	506	Starwood Hotels & Resorts
608	Harley-Davidson, Inc.	31,312		Worldwide, Inc.	28,771
100	Harman International		2,028	Target Corporation	124,438
	Industries, Inc.	8,420	404	Tiffany & Company	21,889
402	Harrah’s Entertainment, Inc.	35,476	9,286	Time Warner, Inc.	169,562
304	Hasbro, Inc.	9,074	1,016	TJX Companies, Inc.	29,393
4,167	Home Depot, Inc.	131,302	237	Tribune Company	7,172
400	IAC InterActiveCorp #	11,784	302	VF Corporation	26,313
808	International Game Technology	35,237	1,811	Viacom, Inc. #	74,776

The accompanying Notes to Financial Statements are an integral part of this schedule.

135

Large Cap Index Fund-I
Schedule of Investments as of October 31, 2007

Shares	Common Stock (97.5%)	Value	Shares	Common Stock (97.5%)	Value

Consumer Discretionary — continued			300	Whole Foods Market, Inc.	$14,862
4,911	Walt Disney Company	$170,068	531	William Wrigley Jr. Company	32,747

202	Wendy’s International, Inc.	7,022		Total Consumer Staples	3,268,827

281	Whirlpool Corporation *	22,242
525	Wyndham Worldwide Corporation	17,236	Energy (11.4%)
1,318	Yum! Brands, Inc.	53,076	1,140	Anadarko Petroleum Corporation	67,283

	Total Consumer		846	Apache Corporation	87,823
	Discretionary	3,085,516	808	Baker Hughes, Inc.	70,070

			710	BJ Services Company	17,885
Consumer Staples (9.3%)			1,000	Chesapeake Energy Corporation *	39,480
5,309	Altria Group, Inc.	387,185	5,314	Chevron Corporation	486,284
1,825	Anheuser-Busch Companies, Inc. ‡	93,586	4,080	ConocoPhillips	346,637
1,638	Archer-Daniels-Midland Company	58,608	400	CONSOL Energy, Inc.	22,600
1,012	Avon Products, Inc.	41,472	1,112	Devon Energy Corporation	103,861
200	Brown-Forman Corporation	14,796	1,775	El Paso Corporation	31,346
560	Campbell Soup Company	20,709	300	ENSCO International, Inc.	16,647
405	Clorox Company	25,341	606	EOG Resources, Inc.	53,692
4,923	Coca-Cola Company	304,044	13,805	Exxon Mobil Corporation	1,269,908
711	Coca-Cola Enterprises, Inc.	18,351	2,124	Halliburton Company	83,728
1,365	Colgate-Palmolive Company	104,109	653	Hess Corporation	46,761
1,312	ConAgra Foods, Inc.	31,134	1,932	Marathon Oil Corporation	114,239
500	Constellation Brands, Inc. #	12,560	400	Murphy Oil Corporation	29,452
1,161	Costco Wholesale Corporation	78,089	606	Nabors Industries, Ltd. #	17,016
3,757	CVS/Caremark Corporation	156,930	800	National Oilwell Varco, Inc. #	58,592
400	Dean Foods Company	11,108	608	Noble Corporation	32,194
300	Estee Lauder Companies, Inc.	13,170	400	Noble Energy, Inc.	30,616
860	General Mills, Inc.	49,648	2,022	Occidental Petroleum Corporation	139,619
859	H.J. Heinz Company	40,184	700	Peabody Energy Corporation	39,025
504	Hershey Company	21,727	301	Rowan Companies, Inc.	11,733
660	Kellogg Company	34,841	3,030	Schlumberger, Ltd.	292,607
964	Kimberly-Clark Corporation	68,338	600	Smith International, Inc.	39,630
3,912	Kraft Foods, Inc.	130,700	1,632	Spectra Energy Corporation	42,399
1,672	Kroger Company	49,140	302	Sunoco, Inc.	22,227
304	McCormick & Company, Inc.	10,649	400	Tesoro Petroleum Corporation	24,212
300	Molson Coors Brewing Company	17,169	757	Transocean, Inc. #	90,363
308	Pepsi Bottling Group, Inc.	13,269	1,400	Valero Energy Corporation	98,602
4,097	PepsiCo, Inc. *	302,031	800	Weatherford International, Ltd. #	51,928
7,792	Procter & Gamble Company	541,700	1,563	Williams Companies, Inc.	57,034
404	Reynolds American, Inc.	26,030	933	XTO Energy, Inc.	61,933

1,161	Safeway, Inc.	39,474		Total Energy	3,997,426

1,722	Sara Lee Corporation	28,482
608	SUPERVALU, Inc.	23,573	Financials (18.6%)
1,568	SYSCO Corporation *	53,767	757	ACE, Ltd.	45,882
700	Tyson Foods, Inc.	11,060	1,163	AFLAC, Inc.	73,013
403	UST, Inc.	21,488	1,470	Allstate Corporation	77,028
2,429	Walgreen Company	96,310	103	Ambac Financial Group, Inc.	3,793
5,982	Wal-Mart Stores, Inc.	270,446	300	American Capital Strategies, Ltd.	13,023

The accompanying Notes to Financial Statements are an integral part of this schedule.

136

Large Cap Index Fund-I
Schedule of Investments as of October 31, 2007

Shares	Common Stock (97.5%)	Value	Shares	Common Stock (97.5%)	Value

Financials — continued			1,300	Hudson City Bancorp, Inc.	$20,358
2,888	American Express Company	$176,024	926	Huntington Bancshares, Inc.	16,585
6,327	American International		200	IntercontinentalExchange, Inc. #	35,640
	Group, Inc.	399,360	8,378	J.P. Morgan Chase & Company	393,766
677	Ameriprise Financial, Inc.	42,637	306	Janus Capital Group, Inc.	10,560
807	Aon Corporation	36,573	910	KeyCorp	25,890
253	Apartment Investment &		600	Kimco Realty Corporation	24,912
	Management Company	11,823	300	Legg Mason, Inc.	24,882
300	Assurant, Inc.	17,532	1,310	Lehman Brothers Holdings, Inc.	82,975
100	Avalonbay Communities, Inc.	12,265	400	Leucadia National Corporation *	20,264
11,044	Bank of America Corporation ‡	533,204	639	Lincoln National Corporation	39,859
2,921	Bank of New York		1,162	Loews Corporation	57,043
	Mellon Corporation	142,691	100	M&T Bank Corporation	9,948
1,412	BB&T Corporation ‡	52,202	1,266	Marsh & McLennan
252	Bear Stearns Companies, Inc.	28,627		Companies, Inc.	32,777
300	Boston Properties, Inc.	32,502	706	Marshall & Ilsley Corporation #	30,146
1,069	Capital One Financial Corporation	70,116	329	MBIA, Inc.	14,160
500	CB Richard Ellis Group, Inc. #	12,190	2,078	Merrill Lynch & Company, Inc.	137,190
2,287	Charles Schwab Corporation *	53,150	1,770	MetLife, Inc.	121,864
906	Chubb Corporation	48,335	251	MGIC Investment Corporation *	4,859
350	Cincinnati Financial Corporation	13,923	606	Moody’s Corporation	26,494
500	CIT Group, Inc.	17,620	2,531	Morgan Stanley	170,235
12,360	Citigroup, Inc.	517,884	1,616	National City Corporation	39,188
140	CME Group, Inc.	93,275	504	Northern Trust Corporation	37,906
353	Comerica, Inc.	16,478	700	NYSE Euronext	65,709
400	Commerce Bancorp, Inc.	16,300	456	Plum Creek Timber Company, Inc.	20,370
1,506	Countrywide Financial		755	PNC Financial Services Group, Inc.	54,481
	Corporation *	23,373	660	Principal Financial Group, Inc.	44,662
300	Developers Diversified		1,824	Progressive Corporation	33,744
	Realty Corporation	15,120	600	ProLogis Trust	43,044
1,165	Discover Financial Services	22,484	1,067	Prudential Financial, Inc.	103,200
1,100	E*TRADE Financial Corporation #	12,254	300	Public Storage, Inc.	24,291
758	Equity Residential REIT	31,669	1,687	Regions Financial Corporation	45,751
1,619	Federal Home Loan Mortgage		302	SAFECO Corporation	17,486
	Corporation	84,560	555	Simon Property Group, Inc.	57,781
2,528	Federal National Mortgage		1,062	SLM Corporation	50,084
	Association	144,197	850	Sovereign Bancorp, Inc.	12,266
303	Federated Investors, Inc.	13,029	1,008	State Street Corporation	80,408
1,407	Fifth Third Bancorp	44,011	956	SunTrust Banks, Inc.	69,406
254	First Horizon National Corporation	6,624	908	Synovus Financial Corporation	23,935
355	Franklin Resources, Inc.	46,036	702	T. Rowe Price Group, Inc.	45,096
600	General Growth Properties, Inc.	32,616	252	Torchmark Corporation	16,420
1,100	Genworth Financial, Inc.	30,030	1,553	Travelers Companies, Inc.	81,082
1,113	Goldman Sachs Group, Inc.	275,935	4,369	U.S. Bancorp *	144,876
756	Hartford Financial Services		857	UnumProvident Corporation	20,002
	Group, Inc.	73,355	300	Vornado Realty Trust	33,516
1,400	Host Marriott Corporation	31,024	4,727	Wachovia Corporation	216,166

The accompanying Notes to Financial Statements are an integral part of this schedule.

137

Large Cap Index Fund-I
Schedule of Investments as of October 31, 2007

Shares	Common Stock (97.5%)	Value	Shares	Common Stock (97.5%)	Value

Financials — continued			352	PerkinElmer, Inc.	$9,687
2,200	Washington Mutual, Inc.	$61,336	17,281	Pfizer, Inc.	425,285
8,296	Wells Fargo & Company	282,147	406	Quest Diagnostics, Inc.	21,591
404	XL Capital, Ltd.	29,068	4,143	Schering-Plough Corporation	126,444
352	Zions Bancorporation	20,807	912	St. Jude Medical, Inc. #	37,146

	Total Financials	6,518,402	508	Stryker Corporation	36,068

			1,190	Tenet Healthcare Corporation #*	4,177
Health Care (11.4%)			1,054	Thermo Electron Corporation #	61,986
3,796	Abbott Laboratories ‡	207,338	3,332	UnitedHealth Group, Inc.	163,768
1,312	Aetna, Inc.	73,695	300	Varian Medical Systems, Inc. #	14,631
706	Allergan, Inc.	47,711	254	Waters Corporation #	19,553
304	AmerisourceBergen Corporation	14,321	301	Watson Pharmaceuticals, Inc. #	9,199
2,707	Amgen, Inc. #	157,304	1,420	WellPoint, Inc. #	112,507
354	Applera Corporation (Applied		3,439	Wyeth	167,239
	Biosystems Group)	13,148	639	Zimmer Holdings, Inc. #	44,404

200	Barr Pharmaceuticals, Inc. #	11,464		Total Health Care	3,971,525

1,669	Baxter International, Inc.	100,157
606	Becton, Dickinson and Company	50,577	Industrials (11.2%)
805	Biogen Idec, Inc. #	59,924	1,724	3M Company	148,885
3,343	Boston Scientific Corporation #	46,367	654	Allied Waste Industries, Inc. #	8,267
4,856	Bristol-Myers Squibb Company	145,631	456	American Standard Companies, Inc.	16,995
302	C.R. Bard, Inc.	25,250	202	Avery Dennison Corporation	11,696
837	Cardinal Health, Inc.	56,941	1,874	Boeing Company	184,758
1,000	Celgene Corporation #	66,000	658	Burlington Northern
712	CIGNA Corporation	37,373		Santa Fe Corporation	57,345
350	Coventry Health Care, Inc. #	21,108	500	C.H. Robinson Worldwide, Inc.	24,960
1,240	Covidien, Ltd.	51,584	1,618	Caterpillar, Inc.	120,719
2,383	Eli Lilly and Company	129,039	405	Cintas Corporation	14,823
600	Express Scripts, Inc. #	37,860	504	Cooper Industries, Ltd.	26,405
812	Forest Laboratories, Inc. #	31,725	1,108	CSX Corporation	49,605
606	Genzyme Corporation #	46,038	300	Cummins, Inc.	35,988
2,400	Gilead Sciences, Inc. #	110,856	604	Danaher Corporation *	51,745
409	Hospira, Inc. #	16,904	555	Deere & Company	85,970
354	Humana, Inc. #	26,532	554	Dover Corporation	25,484
454	IMS Health, Inc.	11,445	404	Eaton Corporation	37,402
7,135	Johnson & Johnson	464,988	1,922	Emerson Electric Company	100,463
673	King Pharmaceuticals, Inc. #	7,134	303	Equifax, Inc.	11,666
300	Laboratory Corporation of		500	Expeditors International of
	America Holdings #	20,625		Washington, Inc.	25,325
251	Manor Care, Inc.	16,712	807	FedEx Corporation	83,395
756	McKesson Corporation	49,972	202	Fluor Corporation	31,916
741	Medco Health Solutions, Inc. #	69,936	1,008	General Dynamics Corporation	91,688
2,834	Medtronic, Inc.	134,445	25,550	General Electric Company	1,051,638
5,517	Merck & Company, Inc.	321,420	301	Goodrich Corporation	20,968
150	Millipore Corporation #	11,648	1,924	Honeywell International, Inc. *	116,229
600	Mylan Laboratories, Inc.	9,024	1,014	Illinois Tool Works, Inc.	58,062
400	Patterson Companies, Inc. #	15,644	808	Ingersoll-Rand Company	40,683

The accompanying Notes to Financial Statements are an integral part of this schedule.

138

Large Cap Index Fund-I
Schedule of Investments as of October 31, 2007

Shares	Common Stock (97.5%)	Value	Shares	Common Stock (97.5%)	Value

Industrials — continued			1,065	CA, Inc.	$28,169
504	ITT Corporation	$33,728	194	CIENA Corporation #	9,285
300	Jacobs Engineering Group, Inc. #	26,145	15,114	Cisco Systems, Inc. #	499,669
300	L-3 Communications		403	Citrix Systems, Inc. #	17,325
	Holdings, Inc.	32,892	800	Cognizant Technology Solutions
862	Lockheed Martin Corporation	94,854		Corporation #	33,168
861	Masco Corporation	20,733	404	Computer Sciences Corporation #	23,590
301	Monster Worldwide, Inc. #	12,215	659	Compuware Corporation #	6,590
1,010	Norfolk Southern Corporation	52,166	404	Convergys Corporation #	7,405
846	Northrop Grumman Corporation	70,743	3,833	Corning, Inc.	93,027
996	PACCAR, Inc. *	55,338	5,576	Dell, Inc. #	170,626
351	Pall Corporation	14,065	2,832	eBay, Inc. #	102,235
528	Parker-Hannifin Corporation	42,435	808	Electronic Arts, Inc. #	49,385
455	Pitney Bowes, Inc.	18,218	1,312	Electronic Data Systems
300	Precision Castparts Corporation	44,943		Corporation	28,326
501	R.R. Donnelley & Sons Company	20,185	5,215	EMC Corporation #	132,409
1,159	Raytheon Company	73,724	500	Fidelity National Information
405	Robert Half International, Inc.	12,186		Services, Inc.	23,060
454	Rockwell Automation, Inc.	31,272	480	Fiserv, Inc. #	26,592
454	Rockwell Collins, Inc.	33,964	600	Google, Inc. #	424,200
200	Ryder System, Inc.	9,570	6,407	Hewlett-Packard Company	331,114
1,795	Southwest Airlines Company	25,507	14,549	Intel Corporation	391,368
300	Terex Corporation #	22,266	3,348	International Business
604	Textron, Inc.	41,803		Machines Corporation	388,770
1,240	Tyco International, Ltd.	51,051	910	Intuit, Inc. #	29,275
656	Union Pacific Corporation	83,994	505	Jabil Circuit, Inc.	10,974
2,584	United Parcel Service, Inc.	194,058	530	JDS Uniphase Corporation #	8,088
2,422	United Technologies Corporation	185,501	1,200	Juniper Networks, Inc. #	43,200
252	W.W. Grainger, Inc.	22,660	504	KLA-Tencor Corporation	26,536
1,364	Waste Management, Inc.	49,636	251	Lexmark International, Inc. #	10,539

	Total Industrials	3,908,932	457	Linear Technology Corporation *	15,090

			1,708	LSI Corporation #*	11,273
Information Technology (16.5%)			600	MEMC Electronic Materials, Inc. #	43,932
1,410	Adobe Systems, Inc. #	67,539	600	Microchip Technology, Inc.	19,902
1,407	Advanced Micro Devices, Inc. #	18,404	1,966	Micron Technology, Inc. #	20,663
200	Affiliated Computer		20,125	Microsoft Corporation	740,801
	Services, Inc. #	10,132	367	Molex, Inc.	10,482
951	Agilent Technologies, Inc. #	35,044	5,851	Motorola, Inc.	109,940
400	Akamai Technologies, Inc. #	15,676	508	National Semiconductor
959	Altera Corporation	18,816		Corporation	12,771
810	Analog Devices, Inc.	27,103	908	Network Appliance, Inc. #	28,593
2,120	Apple Computer, Inc. #	402,694	909	Novell, Inc. #	6,872
3,402	Applied Materials, Inc.	66,067	253	Novellus Systems, Inc. #	7,188
504	Autodesk, Inc. #	24,646	1,365	NVIDIA Corporation #	48,294
1,365	Automatic Data Processing, Inc.	67,649	9,810	Oracle Corporation #	217,488
507	BMC Software, Inc. #	17,157	885	Paychex, Inc.	36,975
1,232	Broadcom Corporation #	40,102	402	QLogic Corporation #	6,243

The accompanying Notes to Financial Statements are an integral part of this schedule.

139

Large Cap Index Fund-I
Schedule of Investments as of October 31, 2007

Shares	Common Stock (97.5%)	Value	Shares	Common Stock (97.5%)	Value

Information Technology — continued			402	Sigma-Aldrich Corporation	$20,771
4,242	QUALCOMM, Inc.	$181,261	302	Temple-Inland, Inc.	16,208
600	SanDisk Corporation #	26,640	200	Titanium Metals Corporation #	7,040
8,796	Sun Microsystems, Inc. #	50,225	251	United States Steel Corporation	27,083
2,236	Symantec Corporation #	41,992	251	Vulcan Materials Company	21,463
101	Tektronix, Inc.	3,823	605	Weyerhaeuser Company	45,926

1,160	Tellabs, Inc. #	10,220		Total Materials	1,162,318

502	Teradata Corporation #	14,322
454	Teradyne, Inc. #	5,602	Telecommunications Services (3.6%)
3,498	Texas Instruments, Inc.	114,035	957	ALLTEL Corporation	68,091
1,240	Tyco Electronics, Ltd.	44,231	15,158	AT&T, Inc. ‡	633,453
857	Unisys Corporation #	5,211	304	CenturyTel, Inc.	13,391
600	VeriSign, Inc. #*	20,454	907	Citizens Communications
1,965	Western Union Company	43,309		Company	11,936
2,271	Xerox Corporation #	39,606	387	Embarq Corporation	20,480
806	Xilinx, Inc.	19,666	4,036	Qwest Communications
3,428	Yahoo!, Inc. #	106,611		International, Inc. #	28,978

	Total Information		7,041	Sprint Nextel Corporation	120,401
	Technology	5,789,669	7,174	Verizon Communications, Inc.	330,506

			1,289	Windstream Corporation	17,337

Materials (3.3%)				Total Telecommunications
556	Air Products and Chemicals, Inc.	54,405		Services	1,244,573

2,086	Alcoa, Inc.	82,585
251	Allegheny Technologies, Inc.	25,645	Utilities (3.4%)
151	Ashland, Inc.	8,867	1,664	AES Corporation #	35,626
302	Ball Corporation	14,973	452	Allegheny Energy, Inc. #	27,418
302	Bemis Company, Inc.	8,504	503	Ameren Corporation	27,192
2,318	Dow Chemical Company	104,403	929	American Electric Power
2,329	E.I. du Pont de Nemours			Company, Inc.	44,787
	and Company	115,309	706	CenterPoint Energy, Inc.	11,833
201	Eastman Chemical Company	13,385	502	CMS Energy Corporation	8,519
404	Ecolab, Inc. *	19,057	657	Consolidated Edison, Inc.	30,938
1,039	Freeport-McMoRan		503	Constellation Energy Group, Inc.	47,634
	Copper & Gold, Inc.	122,270	729	Dominion Resources, Inc.	66,798
352	Hercules, Inc.	6,621	403	DTE Energy Company	19,989
201	International Flavors &		3,064	Duke Energy Corporation	58,737
	Fragrances, Inc.	10,494	1,237	Dynegy, Inc. #	11,393
1,119	International Paper Company	41,358	858	Edison International, Inc.	49,841
396	MeadWestvaco Corporation	13,321	506	Entergy Corporation	60,654
1,346	Monsanto Company	131,410	1,764	Exelon Corporation	146,024
1,160	Newmont Mining Corporation	58,998	858	FirstEnergy Corporation	59,803
804	Nucor Corporation *	49,864	1,106	FPL Group, Inc.	75,673
354	Pactiv Corporation #	9,724	123	Integrys Energy Group, Inc.	6,619
504	PPG Industries, Inc.	37,669	50	Nicor, Inc.	2,164
808	Praxair, Inc.	69,068	675	NiSource, Inc.	13,804
306	Rohm and Haas Company	15,875	860	PG&E Corporation	42,080
402	Sealed Air Corporation	10,022	301	Pinnacle West Capital Corporation	12,160

The accompanying Notes to Financial Statements are an integral part of this schedule.

140

Large Cap Index Fund-I
Schedule of Investments as of October 31, 2007

Shares	Common Stock (97.5%)	Value	Shares	Common Stock (97.5%)	Value

Utilities — continued			1,970	Southern Company	$72,220
1,006	PPL Corporation	$52,010	604	TECO Energy, Inc.	10,165
682	Progress Energy, Inc.	32,736	1,114	Xcel Energy, Inc.	25,121

606	Public Service Enterprise			Total Utilities	1,173,239

	Group, Inc.	57,934

400	Questar Corporation	22,832		Total Common Stock
659	Sempra Energy	40,535		(cost $27,340,353)	34,120,427

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (2.6%)	Rate (+)	Date	Value

911,167	Thrivent Financial Securities Lending Trust	5.050%	N/A	$911,167

	Total Collateral Held for Securities Loaned
	(cost $911,167)			911,167

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (3.0%)	Rate (+)	Date	Value

$225,000	Federal National Mortgage Association ‡	5.080%	12/14/2007	$223,635
840,619	Thrivent Money Market Fund	5.020	N/A	840,619

	Total Short-Term Investments (at amortized cost)			1,064,254

	Total Investments (cost $29,315,774) 103.1%			$36,095,848

	Other Assets and Liabilities, Net (3.1%)			(1,094,296)

	Total Net Assets 100.0%			$35,001,552

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures	Long/(Short)	Date	Amount	Value	Gain/(Loss)

S&P 500 Index Mini-Futures	13	December 2007	$997,373	$1,010,685	$13,312
Total Futures					$13,312

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

‡ At October 31, 2007, $223,635 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $1,288,516 of investments were earmarked as collateral to cover open financial futures contracts.

Definitions:

REIT — Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$9,134,755
Gross unrealized depreciation	(2,561,043)

Net unrealized appreciation (depreciation)	$6,573,712
Cost for federal income tax purposes	$29,522,136

The accompanying Notes to Financial Statements are an integral part of this schedule.

141

Balanced Fund
Schedule of Investments as of October 31, 2007

Shares	Common Stock (66.8%)	Value	Shares	Common Stock (66.8%)	Value

Consumer Discretionary (6.3%)			22,700	Constellation Brands, Inc. #~	$570,224
6,400	Advance Auto Parts, Inc. ±	$218,368	36,195	CVS/Caremark Corporation ~	1,511,865
11,300	Best Buy Company, Inc. ‡	548,276	7,300	Diageo plc ADR	669,775
2,600	Black & Decker Corporation	233,766	19,400	Elizabeth Arden, Inc. #	483,060
16,700	Carnival Corporation	801,266	15,150	Flowers Foods, Inc.	332,391
3,800	Centex Corporation	95,228	15,400	General Mills, Inc.	889,042
36,100	Coldwater Creek, Inc. #*	323,095	9,900	Hormel Foods Corporation	361,152
9,100	Crocs, Inc. #	680,225	23,066	Kraft Foods, Inc.	770,635
8,600	D.R. Horton, Inc.	109,134	22,100	Kroger Company	649,519
12,900	Darden Restaurants, Inc.	554,700	8,500	Loews Corporation —
25,500	DIRECTV Group, Inc. #	675,240		Carolina Group	729,130
17,800	DreamWorks Animation		15,100	Longs Drug Stores Corporation	792,901
	SKG, Inc. #	579,568	19,500	Pepsi Bottling Group, Inc.	840,060
11,700	GameStop Corporation #	692,874	26,300	PepsiCo, Inc. *	1,938,836
8,000	Genesco, Inc. #	369,600	34,912	Procter & Gamble Company	2,427,082
15,700	Harley-Davidson, Inc. *	808,550	14,681	Reckitt Benckiser Group plc	852,878
2,400	Harman International		11,800	Safeway, Inc.	401,200
	Industries, Inc.	202,080	12,000	Smithfield Foods, Inc. #	344,040
26,100	Hasbro, Inc. *	779,085	15,900	United Natural Foods, Inc. #	460,146
8,200	Home Depot, Inc.	258,382	8,400	Walgreen Company	333,060
21,800	Johnson Controls, Inc.	953,096	21,300	Wal-Mart Stores, Inc.	962,973
15,400	Kohl’s Corporation #	846,538	10,300	William Wrigley Jr. Company *	635,201

4,100	Lennar Corporation	93,685		Total Consumer Staples	21,773,033

21,300	Marriott International, Inc.	875,643
22,700	McDonald’s Corporation	1,355,190	Energy (7.4%)
2,000	Mohawk Industries, Inc. #	170,680	18,900	Apache Corporation ±	1,962,009
5,400	Newell Rubbermaid, Inc.	157,464	22,600	Chevron Corporation ‡	2,068,126
124,800	News Corporation	2,704,416	21,700	ConocoPhillips ~	1,843,632
10,100	Nordstrom, Inc.	398,344	7,100	Diamond Offshore Drilling, Inc.	803,933
6,300	Pulte Homes, Inc.	93,492	19,100	Dril-Quip, Inc. #	1,018,603
21,700	Ross Stores, Inc.	586,334	78,386	Exxon Mobil Corporation ±~	7,210,730
10,700	Staples, Inc.	249,738	227,400	Kodiak Oil & Gas Corporation #*	523,020
22,500	Starbucks Corporation #	600,300	36,200	Occidental Petroleum
17,000	Target Corporation	1,043,120		Corporation	2,499,610
30,500	TJX Companies, Inc.	882,365	7,800	Peabody Energy Corporation	434,850
11,400	Tween Brands, Inc. #*	349,980	34,400	Petrohawk Energy Corporation #	636,400
36,900	ValueVision Media, Inc. #*	190,773	40,700	Total SA ADR	3,280,827
38,000	Walt Disney Company	1,315,940	47,200	Willbros Group, Inc. #*	1,806,344

	Total Consumer			Total Energy	24,088,084

	Discretionary	20,796,535

			Financials (11.8%)
Consumer Staples (6.6%)			6,800	Affiliated Managers Group, Inc. #*	894,540
10,700	Alberto-Culver Company	278,093	19,400	AFLAC, Inc. ±	1,217,932
22,400	Altria Group, Inc. ‡	1,633,632	13,500	Allstate Corporation ±	707,400
15,300	Avon Products, Inc.	626,994	2,200	AMB Property Corporation ‡	143,770
9,400	Cadbury Schweppes plc ADR	500,456	24,100	American Express Company ±	1,468,895
28,800	Coca-Cola Company	1,778,688	5,600	American Financial Realty Trust	37,744

The accompanying Notes to Financial Statements are an integral part of this schedule.

142

Balanced Fund
Schedule of Investments as of October 31, 2007

Shares	Common Stock (66.8%)	Value	Shares	Common Stock (66.8%)	Value

Financials — continued			2,400	Plum Creek Timber
36,462	American International			Company, Inc.	$107,208
	Group, Inc. ±	$2,301,481	54,300	PMI Group, Inc.	870,429
2,300	Apartment Investment &		9,100	PNC Financial Services
	Management Company	107,479		Group, Inc.	656,656
13,700	Axis Capital Holdings, Ltd.	544,438	6,600	Portfolio Recovery
56,800	Bank of America Corporation ±	2,742,304		Associates, Inc. *	297,726
17,400	Bank of New York		2,700	ProLogis Trust	193,698
	Mellon Corporation ~	849,990	7,800	Prudential Financial, Inc.	754,416
2,363	CapitalSource, Inc. *	43,054	2,940	Public Storage, Inc.	238,052
20,600	Center Financial Corporation	263,474	2,400	Rayonier, Inc. REIT	115,896
14,500	Chubb Corporation ‡	773,575	9,600	Security Capital Assurance, Ltd. *	125,952
8,100	City National Corporation ‡	547,560	3,000	Simon Property Group, Inc.	312,330
900	CME Group, Inc.	599,625	100	Sovran Self Storage, Inc.	4,731
19,700	CoBiz, Inc. ±	351,645	23,700	U.S. Bancorp	785,892
9,500	Commerce Bancshares, Inc.	448,115	3,800	UDR, Inc.	90,212
10,800	Cullen/Frost Bankers, Inc.	574,344	8,186	Wachovia Corporation	374,346
1,800	Developers Diversified Realty		2,300	Weingarten Realty Investors	87,998
	Corporation	90,720	61,700	Wells Fargo & Company ‡	2,098,417
23,000	E*TRADE Financial Corporation #*	256,220	11,800	Westamerica Bancorporation *	567,344

19,200	Encore Bancshares, Inc. #	410,880		Total Financials	38,700,784

12,500	Endurance Specialty Holdings, Ltd.	490,125
300	Entertainment Properties Trust	16,461	Health Care (8.6%)
3,700	Equity Residential REIT	154,586	40,100	Abbott Laboratories ±‡	2,190,262
1,300	Essex Property Trust, Inc.	160,459	10,100	Aetna, Inc. ±	567,317
14,000	Federal Home Loan Mortgage		533	Amedisys, Inc. #	22,640
	Corporation	731,220	3,400	AmerisourceBergen Corporation	160,174
9,800	Federal National Mortgage		8,500	Amylin Pharmaceuticals, Inc. #*	382,670
	Association	558,992	34,200	Aspect Medical Systems, Inc. #*	468,198
14,900	First Midwest Bancorp, Inc. *	501,832	46,000	BioMarin Pharmaceutical, Inc. #*	1,275,580
7,600	Franklin Resources, Inc.	985,568	6,100	Cardinal Health, Inc.	414,983
7,500	Goldman Sachs Group, Inc.	1,859,400	7,400	CIGNA Corporation ~	388,426
7,800	Hartford Financial Services		1,400	Covance, Inc. #	115,500
	Group, Inc.	756,834	5,700	Coventry Health Care, Inc. #	343,767
14,000	HCC Insurance Holdings, Inc.	418,460	30,200	Cubist Pharmaceuticals, Inc. #*	706,680
3,300	Hospitality Properties Trust	130,680	43,400	Dexcom, Inc. #*	403,620
85,200	J.P. Morgan Chase & Company	4,004,400	7,900	Express Scripts, Inc. #	498,490
400	Kilroy Realty Corporation	26,016	28,700	Gilead Sciences, Inc. #	1,325,653
1	Lincoln National Corporation	61	2,000	Health Net, Inc. #	107,220
2,300	Mack-Cali Realty Corporation	91,057	1,700	Henry Schein, Inc. #	101,830
15,900	Merrill Lynch & Company, Inc.	1,049,718	30,936	Hologic, Inc. #*	2,101,482
19,200	Morgan Stanley	1,291,392	25,800	Hospira, Inc. #	1,066,314
41,700	New York Community		3,100	Humana, Inc. #	232,345
	Bancorp, Inc.	776,037	24,100	ImClone Systems, Inc. #	1,039,915
9,800	Northern Trust Corporation	737,058	7,900	IMS Health, Inc.	199,159
7,000	Nymex Holdings, Inc. *	899,640	87,600	Keryx BioPharmaceuticals, Inc. #*	902,280
100	Parkway Properties, Inc.	4,300	11,100	Kyphon, Inc. #	786,768

The accompanying Notes to Financial Statements are an integral part of this schedule.

143

Balanced Fund
Schedule of Investments as of October 31, 2007

Shares	Common Stock (66.8%)	Value	Shares	Common Stock (66.8%)	Value

Health Care — continued			14,000	Kaydon Corporation	$753,060
2,300	Laboratory Corporation of		14,700	Kirby Corporation #	671,496
	America Holdings #	$158,125	13,400	Ladish Company, Inc. #	614,926
2,400	Manor Care, Inc.	159,792	6,700	Manitowoc Company, Inc.	330,042
5,000	McKesson Corporation	330,500	5,800	Manpower, Inc.	433,492
5,078	Medco Health Solutions, Inc. #	479,262	19,400	McDermott International, Inc. #	1,184,564
3,600	Millipore Corporation #*	279,540	9,400	Oshkosh Truck Corporation	509,480
21,700	Novartis AG ADR	1,153,789	36,500	Pall Corporation	1,462,555
59,400	NuVasive, Inc. #	2,541,726	11,200	Rockwell Collins, Inc.	837,872
2,100	Omnicare, Inc.	61,950	11,300	Roper Industries, Inc. *	800,153
2,300	Patterson Companies, Inc. #±	89,953	9,500	Thomas & Betts Corporation #	532,095
283	PharMerica Corporation #	4,514	16,600	URS Corporation #	1,026,046
100	Psychiatric Solutions, Inc. #	3,960	27,900	Waste Management, Inc.	1,015,281

2,700	Quest Diagnostics, Inc. *	143,586		Total Industrials	25,692,309

25,000	Sanofi-Aventis ADR	1,100,250
13,600	Shire Pharmaceuticals		Information Technology (11.9%)
	Group plc ADR	1,022,040	15,100	Accenture, Ltd.	589,655
27,800	St. Jude Medical, Inc. #	1,132,294	24,500	ADC Telecommunications, Inc. #	458,150
8,600	Thermo Electron Corporation #	505,766	17,300	Adobe Systems, Inc. #	828,670
16,640	UnitedHealth Group, Inc.	817,856	24,700	Apple Computer, Inc. #±~	4,691,765
11,200	Varian Medical Systems, Inc. #	546,224	30,800	Applied Materials, Inc. ‡	598,136
29,600	Vertex Pharmaceuticals, Inc. #	957,264	8,900	Arrow Electronics, Inc. #	355,822
11,200	WellPoint, Inc. #	887,376	63,200	AudioCodes, Ltd. #*	411,432

	Total Health Care	28,177,040	20,200	Automatic Data Processing, Inc.	1,001,112

			34,200	China GrenTech
Industrials (7.8%)				Corporation, Ltd. ADR #*	344,394
19,300	3M Company	1,666,748	105,900	Cisco Systems, Inc. #±	3,501,054
250	Allegiant Travel Company #	9,005	17,700	Commvault Systems, Inc. #~	360,018
23,700	American Commercial		32,300	Corning, Inc.	783,921
	Lines, Inc. #*	353,367	25,500	eBay, Inc. #	920,550
20,600	American Reprographics		53,000	EMC Corporation #	1,345,670
	Company #*	417,768	10,700	F5 Networks, Inc. #	385,521
32,400	BE Aerospace, Inc. #	1,610,604	10,100	FormFactor, Inc. #	395,011
10,400	C.H. Robinson Worldwide, Inc.	519,168	2,670	Google, Inc. #	1,887,690
6,300	Canadian National		23,900	Ingram Micro, Inc. #	507,636
	Railway Company ~	352,737	14,200	Insight Enterprises, Inc. #	392,488
20,400	Chicago Bridge and		76,800	Integrated Device
	Iron Company	1,020,000		Technology, Inc. #	1,031,424
18,500	Cooper Industries, Ltd.	969,215	92,000	Intel Corporation ±	2,474,800
17,400	Danaher Corporation	1,490,658	29,400	Intersil Corporation	891,996
16,700	Emerson Electric Company	872,909	48,200	Ixia #	504,172
8,100	Flowserve Corporation	639,576	13,700	Juniper Networks, Inc. #	493,200
15,700	FTI Consulting, Inc. #*	852,510	53,400	Microsoft Corporation	1,965,654
73,500	General Electric Company	3,025,260	7,800	NAVTEQ Corporation #	602,160
8,900	Genlyte Group, Inc. #	579,390	17,400	Network Appliance, Inc. #	547,926
16,400	Hub Group, Inc. #	416,068	24,000	Nokia Oyj ADR ±	953,280
26,200	JB Hunt Transport Services, Inc. *	726,264	43,700	Novell, Inc. #	330,372

The accompanying Notes to Financial Statements are an integral part of this schedule.

144

Balanced Fund
Schedule of Investments as of October 31, 2007

Shares	Common Stock (66.8%)	Value	Shares	Common Stock (66.8%)	Value

Information Technology — continued			Telecommunications Services (1.3%)
24,450	NVIDIA Corporation #	$865,041	57,800	AT&T, Inc. ±‡	$2,415,462
20,800	ON Semiconductor Corporation #	212,160	8,100	NII Holdings, Inc. #	469,800
22,950	OpNext, Inc. #	273,105	19,000	Time Warner Telecom, Inc. #	441,560
58,600	Oracle Corporation #	1,299,162	21,000	Verizon Communications, Inc.	967,470

16,600	Paychex, Inc.	693,548		Total Telecommunications
62,900	Powerwave Technologies, Inc. #*	349,724		Services	4,294,292

27,700	Qimonda AG ADR #*	267,582
19,100	QUALCOMM, Inc.	816,143	Utilities (2.5%)
800	SAIC, Inc. #	15,768	13,100	AES Corporation #	280,471
34,300	Tellabs, Inc. #	302,183	4,400	Ameren Corporation	237,864
56,500	Texas Instruments, Inc. *	1,841,900	8,700	American Electric Power
111,500	TIBCO Software, Inc. #	1,023,570		Company, Inc. ±	419,427
20,200	Verifone Holdings, Inc. #*	998,486	5,400	Consolidated Edison, Inc. ~	254,286
2,477	Verigy, Ltd. #	56,946	4,000	Constellation Energy Group, Inc.	378,800
16,400	VeriSign, Inc. #	559,076	7,800	Dominion Resources, Inc.	714,714

	Total Information		3,900	DTE Energy Company *	193,440
	Technology	39,128,073	21,016	Duke Energy Corporation	402,877

			7,200	Edison International, Inc.	418,248
Materials (2.6%)			4,600	Entergy Corporation	551,402
10,300	Air Products and		14,500	Exelon Corporation	1,200,310
	Chemicals, Inc. ±	1,007,855	7,300	FirstEnergy Corporation	508,810
375	Arkema ADR #	25,477	7,400	PG&E Corporation	362,082
23,000	Bemis Company, Inc.	647,680	7,900	PPL Corporation	408,430
16,700	Dow Chemical Company ±	752,168	5,700	Progress Energy, Inc.	273,600
15,800	E.I. du Pont de Nemours		5,600	Public Service Enterprise
	and Company	782,258		Group, Inc.	535,360
8,900	FMC Corporation ±	511,750	4,200	Questar Corporation	239,736
15,900	Freeport-McMoRan Copper &		5,700	Sempra Energy	350,607
	Gold, Inc.	1,871,112	2,500	Wisconsin Energy Corporation	119,700
9,200	Lubrizol Corporation	624,496	9,000	Xcel Energy, Inc. ±	202,950

16,200	Praxair, Inc.	1,384,776		Total Utilities	8,053,114

16,600	Silgan Holdings, Inc.	905,862

	Total Materials	8,513,434		Total Common Stock

				(cost $176,003,747)	219,216,698

The accompanying Notes to Financial Statements are an integral part of this schedule.

145

Balanced Fund
Schedule of Investments as of October 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (38.7%)	Rate	Date	Value

Asset-Backed Securities (6.0%)
$1,000,000	AmeriCredit Automobile Receivables Trust †~«	5.202%	11/6/2007	$996,938
633,185	Bear Stearns Asset-Backed Securities, Inc. ±†	5.112	11/25/2007	631,782
604,964	Bear Stearns Mortgage Funding Trust †~	5.012	11/25/2007	440,486
1,000,000	Chase Funding Issuance Trust	4.960	9/17/2012	1,001,667
750,000	Citibank Credit Card Issuance Trust	5.650	9/20/2019	755,404
1,150,000	Countrywide Asset-Backed Certificates ±«	5.549	4/25/2036	1,138,175
1,000,000	DaimlerChrysler Master Owner Trust †~	5.141	11/15/2007	999,146
1,000,000	Discover Card Master Trust	5.650	3/16/2020	1,001,034
1,000,000	First Franklin Mortgage Loan Asset-Backed Certificates †~	4.982	11/25/2007	974,993
804,981	First Horizon ABS Trust †«	5.002	11/25/2007	755,624
1,000,000	Ford Credit Floor Plan Master Owner Trust ±†	5.271	11/15/2007	994,288
1,000,000	GE Dealer Floorplan Master Note Trust †‡	5.037	11/20/2007	999,229
1,000,000	GMAC Mortgage Corporation Loan Trust †«	4.943	11/25/2007	994,358
1,100,000	GMAC Mortgage Corporation Loan Trust †‡«	4.962	11/25/2007	1,095,854
532,807	Green Tree Financial Corporation	6.330	11/1/2029	528,032
127,191	Master Asset-Backed Securities Trust †	4.952	11/25/2007	127,003
700,000	Merna Re, Ltd. †≤	6.980	12/31/2007	699,020
388,020	National Collegiate Student Loan Trust †	4.932	11/25/2007	388,314
121,020	Popular ABS Mortgage Pass-Through Trust †	5.002	11/25/2007	120,852
157,073	Popular ABS Mortgage Pass-Through Trust	4.000	12/25/2034	154,874
1,500,000	Renaissance Home Equity Loan Trust ‡	5.608	5/25/2036	1,483,460
439,075	Residential Asset Securities Corporation	4.160	7/25/2030	433,981
791,513	Residential Funding Mortgage Securities II †«	5.002	11/25/2007	781,439
241,306	SLM Student Loan Trust †	5.094	1/25/2008	240,828
1,000,000	Textron Financial Floorplan Master Note Trust †≤	5.211	11/13/2007	999,505
921,613	Wachovia Asset Securitization, Inc. †≤«	5.013	11/25/2007	902,620

	Total Asset-Backed Securities			19,638,906

Basic Materials (0.2%)
300,000	Alcan, Inc.	5.000	6/1/2015	288,552
500,000	Precision Castparts Corporation ±	5.600	12/15/2013	512,363

	Total Basic Materials			800,915

Capital Goods (0.7%)
310,000	Caterpillar Financial Services Corporation ±	5.850	9/1/2017	315,949
275,000	Goodrich Corporation	6.290	7/1/2016	285,558
500,000	John Deere Capital Corporation ~	5.350	1/17/2012	502,921
120,000	Lockheed Martin Corporation	6.150	9/1/2036	123,445
750,000	Oakmont Asset Trust ≤	4.514	12/22/2008	745,496
350,000	United Technologies Corporation	4.875	5/1/2015	338,608

	Total Capital Goods			2,311,977

Collateralized Mortgage Obligations (1.9%)
1,197,478	Banc of America Mortgage Securities, Inc.	4.802	9/25/2035	1,180,907
758,808	HomeBanc Mortgage Trust	5.987	4/25/2037	769,868
767,565	J.P. Morgan Alternative Loan Trust	5.796	3/25/2036	773,620
1,061,408	Merrill Lynch Mortgage Investors, Inc.	4.874	6/25/2035	1,057,406

The accompanying Notes to Financial Statements are an integral part of this schedule.

146

Balanced Fund
Schedule of Investments as of October 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (38.7%)	Rate	Date	Value

Collateralized Mortgage Obligations — continued
$295,998	National Collegiate Student Loan Trust ±†	4.942%	11/25/2007	$295,983
770,925	Thornburg Mortgage Securities Trust †	4.963	11/25/2007	766,087
798,336	Thornburg Mortgage Securities Trust †	4.983	11/25/2007	788,633
478,450	Zuni Mortgage Loan Trust †	5.003	11/25/2007	475,273

	Total Collateralized Mortgage Obligations			6,107,777

Commercial Mortgage-Backed Securities (5.7%)
597,461	Banc of America Commercial Mortgage, Inc. ±	4.037	11/10/2039	589,421
1,500,000	Bear Stearns Commercial Mortgage Securities, Inc. †‡	5.241	11/15/2007	1,489,366
1,000,000	Bear Stearns Commercial Mortgage Securities, Inc. ±	4.487	2/11/2041	977,412
500,000	Bear Stearns Commercial Mortgage Securities, Inc.	5.835	9/11/2042	501,166
177,862	Citigroup Commercial Mortgage Trust †≤	5.161	11/15/2007	177,508
1,500,000	Commercial Mortgage Pass-Through Certificates †‡≤	5.053	11/15/2007	1,484,426
33,510	Commercial Mortgage Pass-Through Certificates †≤	5.191	11/15/2007	33,460
1,000,000	Commercial Mortgage Pass-Through Certificates †‡≤	5.221	11/15/2007	988,247
1,500,000	Credit Suisse Mortgage Capital Certificates †~≤	5.261	11/15/2007	1,492,509
1,500,000	Crown Castle International Corporation ±≤	5.245	11/15/2036	1,494,870
921,470	First Union National Bank Commercial Mortgage Trust ~	7.390	12/15/2031	956,041
1,500,000	Goldman Sachs Mortgage Securities Corporation ‡	5.560	11/10/2039	1,492,434
1,000,000	GS Mortgage Securities Corporation II †	5.252	11/6/2007	991,756
1,000,000	LB-UBS Commercial Mortgage Trust	3.086	5/15/2027	989,422
1,250,000	Merrill Lynch Mortgage Trust	4.099	11/15/2010	1,249,144
1,000,000	Merrill Lynch Mortgage Trust	5.442	1/12/2044	979,194
1,184,570	Morgan Stanley Capital I, Inc. ±	6.210	11/15/2031	1,189,869
1,000,000	TIAA Real Estate CDO, Ltd.	5.823	8/15/2039	1,012,898
709,098	Washington Mutual Asset Securities Corporation ≤	3.830	1/25/2035	693,700

	Total Commercial Mortgage-Backed Securities			18,782,843

Communications Services (0.7%)
125,000	AT&T, Inc.	6.500	9/1/2037	131,852
150,000	British Telecom plc ±	9.125	12/15/2030	202,846
330,000	Comcast Corporation ±	5.875	2/15/2018	329,361
140,000	New Cingular Wireless Services, Inc. ‡	8.750	3/1/2031	181,030
125,000	News America, Inc.	6.400	12/15/2035	124,183
220,000	Rogers Cable, Inc.	5.500	3/15/2014	215,041
280,000	Rogers Cable, Inc.	6.750	3/15/2015	292,169
40,000	Rogers Cable, Inc.	8.750	5/1/2032	48,918
225,000	Sprint Capital Corporation	6.900	5/1/2019	225,015
350,000	Telecom Italia Capital SA	5.250	11/15/2013	343,642
245,000	Verizon Communications, Inc.	5.550	2/15/2016	246,446

	Total Communications Services			2,340,503

Consumer Cyclical (0.5%)
320,000	D.R. Horton, Inc.	6.500	4/15/2016	290,552
375,000	Ford Motor Credit Company	6.625	6/16/2008	373,324
275,000	JC Penney Corporation, Inc.	5.750	2/15/2018	266,275
250,000	Nissan Motor Acceptance Corporation	4.625	3/8/2010	247,818

The accompanying Notes to Financial Statements are an integral part of this schedule.

147

Balanced Fund
Schedule of Investments as of October 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (38.7%)	Rate	Date	Value

Consumer Cyclical — continued
$315,000	Nissan Motor Acceptance Corporation ≤	5.625%	3/14/2011	$320,009
230,000	Walmart Stores, Inc.	5.875	4/5/2027	225,424

	Total Consumer Cyclical			1,723,402

Consumer Non-Cyclical (0.6%)
230,000	Baxter International, Inc. ±	5.900	9/1/2016	235,213
250,000	Johnson & Johnson Company	5.950	8/15/2037	261,465
200,000	Kroger Company	6.400	8/15/2017	208,081
170,000	Procter & Gamble Company	5.550	3/5/2037	166,847
300,000	Schering-Plough Corporation	6.000	9/15/2017	305,131
200,000	Tesco plc §≤	5.500	11/15/2017	197,738
150,000	United Health Group ≤	6.500	6/15/2037	153,787
250,000	Wyeth ±	6.950	3/15/2011	264,703
100,000	Wyeth	5.950	4/1/2037	98,898

	Total Consumer Non-Cyclical			1,891,863

Energy (0.2%)
265,000	Nexen, Inc.	5.650	5/15/2017	259,859
375,000	Ras Laffan Liquefied Natural Gas Company, Ltd. II ≤	5.298	9/30/2020	362,130

	Total Energy			621,989

Financials (4.6%)
250,000	American Express Company	6.150	8/28/2017	254,962
230,000	American International Group, Inc.	6.250	3/15/2037	214,040
25,000	BAC Capital Trust XI	6.625	5/23/2036	25,376
300,000	BAC Capital Trust XIV ±	5.630	3/15/2012	283,012
200,000	Bear Stearns Companies, Inc.	6.400	10/2/2017	199,351
110,000	Capital One Capital III	7.686	8/15/2036	106,618
350,000	Capmark Financial Group, Inc. ~≤	5.875	5/10/2012	314,218
100,000	Capmark Financial Group, Inc. ≤	6.300	5/10/2017	81,780
500,000	Citigroup, Inc.	5.300	10/17/2012	501,474
375,000	Corestates Capital Trust I ±≤	8.000	12/15/2026	388,425
330,000	Countrywide Financial Corporation ±	5.800	6/7/2012	284,136
675,000	Countrywide Financial Corporation, Convertible ±†≤	1.743	1/15/2008	597,510
200,000	General Electric Capital Corporation	5.720	8/22/2011	200,883
555,000	General Electric Capital Corporation	4.375	3/3/2012	539,065
120,000	General Electric Capital Corporation	5.625	9/15/2017	121,170
130,000	General Motors Acceptance Corporation	6.875	9/15/2011	119,810
500,000	General Motors Acceptance Corporation, LLC	6.000	12/15/2011	443,628
450,000	Goldman Sachs Group, Inc.	5.125	1/15/2015	435,045
150,000	Goldman Sachs Group, Inc.	6.750	10/1/2037	150,566
165,000	HSBC Holdings plc	6.500	5/2/2036	162,892
390,000	International Lease Finance Corporation	5.750	6/15/2011	393,890
375,000	iStar Financial, Inc.	5.850	3/15/2017	334,567
300,000	J.P. Morgan Chase Bank NA	5.875	6/13/2016	303,511
425,000	Keybank National Association	5.500	9/17/2012	422,858

The accompanying Notes to Financial Statements are an integral part of this schedule.

148

Balanced Fund
Schedule of Investments as of October 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (38.7%)	Rate	Date	Value

Financials — continued
$500,000	KeyCorp ±	4.700%	5/21/2009	$496,940
500,000	Lehman Brothers Holdings, Inc.	5.250	2/6/2012	493,268
135,000	Lehman Brothers Holdings, Inc.	7.000	9/27/2027	137,869
200,000	Liberty Property, LP	5.500	12/15/2016	188,261
250,000	Lincoln National Corporation	7.000	5/17/2016	256,781
185,000	Merrill Lynch & Company, Inc.	6.050	5/16/2016	183,419
215,000	Mitsubishi UFG Capital Finance, Ltd.	6.346	7/25/2016	204,990
210,000	Morgan Stanley	6.250	8/9/2026	206,977
375,000	Nationwide Health Properties, Inc.	6.250	2/1/2013	377,514
525,000	ProLogis ±	5.500	4/1/2012	518,381
225,000	Prudential Financial, Inc.	6.100	6/15/2017	227,306
100,000	Prudential Financial, Inc.	5.700	12/14/2036	92,786
300,000	Reinsurance Group of America, Inc.	5.625	3/15/2017	292,245
660,000	Residential Capital Corporation ±†	7.314	11/2/2007	514,800
435,000	Residential Capital Corporation ±	7.500	4/17/2013	317,550
380,000	Residential Capital, LLC	7.500	6/1/2012	277,400
350,000	Royal Bank of Scotland Group plc ≤	6.990	10/5/2017	353,744
200,000	Santander Perpetual SA Unipersonal ≤	6.671	10/24/2017	199,157
500,000	Simon Property Group, LP ±	4.600	6/15/2010	490,918
275,000	Simon Property Group, LP	5.375	6/1/2011	274,519
335,000	Student Loan Marketing Corporation	4.500	7/26/2010	313,657
275,000	Swiss RE Capital I, LP ≤	6.854	5/25/2016	277,367
105,000	Travelers Companies, Inc.	6.250	6/15/2037	103,595
285,000	Wachovia Bank NA	4.875	2/1/2015	271,820
495,000	Wachovia Capital Trust III	5.800	3/15/2011	491,066
55,000	Washington Mutual Preferred Funding ≤	6.665	12/15/2016	41,800
600,000	Washington Mutual Preferred Funding II ≤	6.895	6/15/2012	456,000
220,000	Willis North America, Inc.	6.200	3/28/2017	222,009

	Total Financials			15,160,926

Mortgage-Backed Securities (9.9%)
15,225,000	Federal National Mortgage Association
	Conventional 30-Yr. Pass Through §~	5.500	11/1/2037	15,001,375
12,375,000	Federal National Mortgage Association
	Conventional 30-Yr. Pass Through §	6.000	11/1/2037	12,463,952
5,000,000	Federal National Mortgage Association
	Conventional 30-Yr. Pass Through §	6.500	11/1/2037	5,117,190

	Total Mortgage-Backed Securities			32,582,517

Technology (0.2%)
500,000	International Business Machines Corporation	5.700	9/14/2017	507,493

	Total Technology			507,493

The accompanying Notes to Financial Statements are an integral part of this schedule.

149

Balanced Fund
Schedule of Investments as of October 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (38.7%)	Rate	Date	Value

Transportation (1.1%)
$175,000	Burlington Northern Santa Fe Corporation ±	7.000%	12/15/2025	$189,095
350,000	Continental Airlines, Inc. ±	5.983	4/19/2022	344,074
450,000	Delta Air Lines, Inc. ~	7.111	9/18/2011	459,562
357,245	FedEx Corporation ~	6.720	1/15/2022	374,393
200,000	Norfolk Southern Corporation	5.640	5/17/2029	185,763
1,000,000	Northwest Airlines, Inc.	6.841	4/1/2011	1,008,750
625,000	Southwest Airlines Company ^	6.150	8/1/2022	632,836
450,000	Union Pacific Corporation	6.125	1/15/2012	460,807

	Total Transportation			3,655,280

U.S. Government (5.6%)
750,000	Federal Home Loan Mortgage Corporation *	5.000	12/14/2018	735,175
210,000	U.S. Treasury Bonds *	4.750	2/15/2037	209,885
2,000,000	U.S. Treasury Notes *	4.875	7/31/2011	2,057,968
7,200,000	U.S. Treasury Notes *	4.875	2/15/2012	7,426,123
450,000	U.S. Treasury Notes *	4.250	8/15/2013	451,265
2,965,000	U.S. Treasury Notes ‡	4.125	5/15/2015	2,923,072
4,412,360	U.S. Treasury Notes, TIPS *	2.000	7/15/2014	4,410,983

	Total U.S. Government			18,214,471

Utilities (0.8%)
300,000	CenterPoint Energy Resources Corporation	6.125	11/1/2017	300,796
245,000	Cleveland Electric Illuminating Company ±	5.700	4/1/2017	239,433
220,000	Commonwealth Edison Company ±	5.400	12/15/2011	220,693
300,000	Exelon Corporation ~	6.750	5/1/2011	312,604
225,000	MidAmerican Energy Holdings Company	6.500	9/15/2037	230,754
175,000	Plains All American Pipeline, LP/PAA Finance Corporation	6.650	1/15/2037	178,392
470,118	Power Receivables Finance, LLC £	6.290	1/1/2012	484,363
230,000	PSI Energy, Inc. ±	5.000	9/15/2013	224,075
350,000	Union Electric Company	6.400	6/15/2017	368,732
195,000	Virginia Electric & Power Company	6.000	1/15/2036	191,649

	Total Utilities			2,751,491

	Total Long-Term Fixed Income (cost $127,390,950)			127,092,353

		Strike	Expiration
Contracts	Options Purchased (<0.1%)	Price	Date	Value

150	Call on U.S. Treasury Bond Futures	$110	11/21/2007	$89,062
20	Put on Crude Oil Futures	85	12/7/2007	29,200

	Total Options Purchased (cost $194,270)			118,262

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (12.1%)	Rate (+)	Date	Value

39,692,963	Thrivent Financial Securities Lending Trust	5.050%	N/A	$39,692,963

	Total Collateral Held for Securities Loaned
	(cost $39,692,963)			39,692,963

The accompanying Notes to Financial Statements are an integral part of this schedule.

150

Balanced Fund
Schedule of Investments as of October 31, 2007

		Interest	Maturity
Shares	Short-Term Investments (4.3%)	Rate (+)	Date	Value

14,248,100	Thrivent Money Market Fund	5.020%	N/A	$14,248,100

	Total Short-Term Investments (at amortized cost)			14,248,100

	Total Investments (cost $357,530,030) 121.9%			$400,368,376

	Other Assets and Liabilities, Net (21.9%)			(72,010,877)

	Total Net Assets 100.0%			$328,357,499

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures	Long/(Short)	Date	Amount	Value	Gain/(Loss)

10-Yr. U.S. Treasury Bond Futures	(115)	December 2007	($12,626,290)	($12,651,797)	($25,507)
20-Yr. U.S. Treasury Bond Futures	15	December 2007	1,676,647	1,688,905	12,258
Total Futures					($13,249)

	Number of	Exercise	Expiration		Unrealized
Call Options Written	Contracts	Price	Date	Value	Gain/(Loss)

Federal National Mortgage Association
Conventional 30-Yr. Pass Through	6	$99.19	November 2007	($9,375)	$9,375
Total Call Options Written					$9,375

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

† Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

^ Security is fair valued as discussed in item 2(A) of the Notes to Financial Statements.

§ Denotes investments purchased on a when-issued or delayed delivery basis.

± Designated as cover for long settling trades as discussed in the Notes to Financial Statements.

‡ At October 31, 2007, $1,380,203 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $21,393,081 of investments were earmarked as collateral to cover open financial futures contracts.

~ All or a portion of the security was earmarked as collateral to cover options.

≤ Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been determined to be liquid under the guidelines established by the Fund’s Board of Trustees and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2007, the value of these investments was $13,939,388 or 4.25% of total net assets.

« All or a portion of the security is insured or guaranteed.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

REIT — Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

TIPS — Treasury Inflation Protected Security.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$50,505,568
Gross unrealized depreciation	(8,506,097)

Net unrealized appreciation (depreciation)	$41,999,471
Cost for federal income tax purposes	$358,368,905

The accompanying Notes to Financial Statements are an integral part of this schedule.

151

High Yield Fund
Schedule of Investments as of October 31, 2007
Principal		Interest	Maturity
Amount	Bank Loans (2.3%)	Rate	Date	Value

Technology (1.4%)
$3,215,000	First Data Corporation, Term Loan	7.960%	9/24/2014	$3,093,216
5,000,000	Flextronics Semiconductor, Ltd., Term Loan §≠	7.481	10/1/2012	4,957,500

	Total Technology			8,050,716

Utilities (0.9%)
2,250,000	Energy Future Holdings, Term Loan	9.224	10/10/2014	2,249,752
2,700,000	Energy Future Holdings, Term Loan §≠	9.224	10/10/2014	2,699,703

	Total Utilities			4,949,455

	Total Bank Loans (cost $12,994,176)			13,000,171

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (93.4%)	Rate	Date	Value

Basic Materials (10.1%)
$1,610,000	Aleris International, Inc.	9.000%	12/15/2014	$1,453,025
2,070,000	Aleris International, Inc.	10.000	12/15/2016	1,821,600
2,585,000	Arch Western Finance, LLC	6.750	7/1/2013	2,520,375
1,517,000	Buckeye Technologies, Inc.	8.000	10/15/2010	1,509,415
2,360,000	Domtar, Inc. *	7.125	8/1/2015	2,336,400
2,155,000	Drummond Company, Inc. ≤	7.375	2/15/2016	2,025,700
1,029,000	Equistar Chemicals, LP	10.625	5/1/2011	1,075,305
2,965,000	FMG Finance, Pty. Ltd. ≤	10.625	9/1/2016	3,513,525
3,025,000	Freeport-McMoRan Copper & Gold, Inc.	8.375	4/1/2017	3,312,375
1,400,000	Georgia-Pacific Corporation	8.125	5/15/2011	1,428,000
1,805,000	Georgia-Pacific Corporation ≤	7.125	1/15/2017	1,759,875
3,540,000	Graphic Packaging International Corporation *	9.500	8/15/2013	3,717,000
2,965,000	Griffin Coal Mining Company, Pty. Ltd. ≤	9.500	12/1/2016	2,935,350
2,620,000	Huntsman International, LLC	7.875	11/13/2014	2,816,500
2,760,000	Ineos Group Holdings plc *≤	8.500	2/15/2016	2,622,000
1,300,000	Jefferson Smurfit Corporation	8.250	10/1/2012	1,300,000
2,590,000	Lyondell Chemical Company	10.500	6/1/2013	2,790,725
1,210,000	Lyondell Chemical Company	8.250	9/15/2016	1,382,425
1,210,000	Lyondell Chemical Company	6.875	6/15/2017	1,331,000
1,720,000	Mosaic Global Holdings, Inc., Convertible >≤	7.375	12/1/2007	1,818,900
4,140,000	Nell AF SARL ≤	8.375	8/15/2015	3,705,300
1,380,000	PNA Group, Inc.	10.750	9/1/2016	1,411,050
860,000	PNA Intermediate Holdings Corporation †≤	12.558	11/15/2007	844,950
1,840,000	Smurfit-Stone Container Enterprises, Inc. *	8.000	3/15/2017	1,828,500
1,460,000	Southern Copper Corporation	7.500	7/27/2035	1,591,400
3,200,000	Terra Capital, Inc.	7.000	2/1/2017	3,200,000

	Total Basic Materials			56,050,695

Capital Goods (8.0%)
3,610,000	Allied Waste North America, Inc. ±	7.875	4/15/2013	3,718,300
1,300,000	Ashtead Capital, Inc. ‡≤	9.000	8/15/2016	1,261,000
2,155,000	Ball Corporation ‡	6.625	3/15/2018	2,133,450

The accompanying Notes to Financial Statements are an integral part of this schedule.

152

High Yield Fund
Schedule of Investments as of October 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (93.4%)	Rate	Date	Value

Capital Goods — continued
$2,135,000	Berry Plastics Holding Corporation ‡	8.875%	9/15/2014	$2,188,375
1,560,000	Case New Holland, Inc. ±	7.125	3/1/2014	1,614,600
1,830,000	Crown Americas, Inc.	7.625	11/15/2013	1,862,025
1,830,000	Crown Americas, Inc.	7.750	11/15/2015	1,884,900
2,600,000	Da-Lite Screen Company, Inc. ±	9.500	5/15/2011	2,720,250
860,000	General Cable Corporation	7.125	4/1/2017	860,000
1,630,000	Graham Packaging Company, Inc. *	9.875	10/15/2014	1,613,700
850,000	Legrand SA	8.500	2/15/2025	994,500
2,010,000	Mueller Water Products, Inc.	7.375	6/1/2017	1,869,300
1,760,000	Norcraft Companies, LP/Norcraft Finance Corporation *	9.000	11/1/2011	1,804,000
1,230,000	Owens-Brockway Glass Container, Inc. *	8.250	5/15/2013	1,279,200
4,320,000	Owens-Illinois, Inc. *	7.500	5/15/2010	4,374,000
3,055,000	Plastipak Holdings, Inc. ≤	8.500	12/15/2015	3,146,650
3,385,000	RBS Global, Inc./Rexnord Corporation	9.500	8/1/2014	3,495,012
3,535,000	Rental Services Corporation *	9.500	12/1/2014	3,398,019
1,400,000	TransDigm, Inc.	7.750	7/15/2014	1,424,500
2,760,000	United Rentals North America, Inc.	7.000	2/15/2014	2,925,600

	Total Capital Goods			44,567,381

Communications Services (18.3%)
4,250,000	American Tower Corporation *≤	7.000	10/15/2017	4,345,625
2,160,000	Block Communications, Inc. ‡≤	8.250	12/15/2015	2,170,800
2,200,000	CCH II, LLC/CCH II Capital Corporation	10.250	10/1/2013	2,266,000
2,160,000	Centennial Communications Corporation *	8.125	2/1/2014	2,203,200
4,790,000	Charter Communications Holdings, LLC *	8.750	11/15/2013	4,790,000
2,915,000	Citizens Communications Company ‡	9.250	5/15/2011	3,184,638
1,120,000	Dex Media West, LLC/Dex Media West
	Finance Company	9.875	8/15/2013	1,194,200
2,915,000	Dobson Cellular Systems	9.875	11/1/2012	3,155,488
2,965,000	Idearc, Inc.	8.000	11/15/2016	2,972,412
2,820,000	Intelsat Bermuda, Ltd. †	8.886	1/15/2008	2,862,300
1,210,000	Intelsat Bermuda, Ltd.	9.250	6/15/2016	1,255,375
3,000,000	Intelsat Intermediate, Inc. >	Zero Coupon	2/1/2010	2,467,500
2,140,000	Intelsat Subsidiary Holding Company, Ltd.	8.625	1/15/2015	2,172,100
1,505,000	Lamar Media Corporation	6.625	8/15/2015	1,444,800
1,360,000	Lamar Media Corporation ≤	6.625	8/15/2015	1,302,200
1,800,000	Level 3 Financing, Inc.	12.250	3/15/2013	1,926,000
3,380,000	Level 3 Financing, Inc.	9.250	11/1/2014	3,185,650
5,270,000	MetroPCS Wireless, Inc. ≤	9.250	11/1/2014	5,230,475
1,405,000	Morris Publishing Group, LLC	7.000	8/1/2013	1,078,338
4,010,000	NTL Cable plc	9.125	8/15/2016	4,230,550
2,500,000	Quebecor Media, Inc. ≤	7.750	3/15/2016	2,412,500
2,400,000	Quebecor World, Inc. ≤	9.750	1/15/2015	2,340,000
1,080,000	Qwest Communications International, Inc. *	7.500	2/15/2014	1,093,500
3,860,000	Qwest Corporation	7.875	9/1/2011	4,072,300
1,230,000	Qwest Corporation	7.625	6/15/2015	1,294,575
5,865,000	R.H. Donnelley Corporation *	6.875	1/15/2013	5,513,100

The accompanying Notes to Financial Statements are an integral part of this schedule.

153

High Yield Fund
Schedule of Investments as of October 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (93.4%)	Rate	Date	Value

Communications Services — continued
$2,175,000	R.H. Donnelley Corporation *	8.875%	1/15/2016	$2,175,000
2,740,000	R.H. Donnelley Corporation *≤	8.875	10/15/2017	2,740,000
3,910,000	Readers Digest Association, Inc. ≤	9.000	2/15/2017	3,484,788
1,610,000	Rural Cellular Corporation †≤	8.621	12/1/2007	1,644,212
1,515,000	Rural Cellular Corporation	9.875	2/1/2010	1,579,388
4,380,000	Time Warner Telecom Holdings, Inc.	9.250	2/15/2014	4,549,725
5,510,000	TL Acquisitions, Inc. *≤	10.500	1/15/2015	5,482,450
3,910,000	Umbrella Acquisition *≤	9.750	3/15/2015	3,831,800
4,000,000	Videotron Ltee	6.875	1/15/2014	3,990,000
1,080,000	Windstream Corporation	8.625	8/1/2016	1,155,600
1,600,000	Windstream Corporation	7.000	3/15/2019	1,576,000

	Total Communications Services			102,372,589

Consumer Cyclical (18.2%)
1,470,000	Allied Security Escrow Corporation ‡	11.375	7/15/2011	1,403,850
1,105,000	Beazer Homes USA, Inc. *	8.625	5/15/2011	906,100
2,510,000	Buhrmann U.S., Inc.	7.875	3/1/2015	2,415,875
1,930,000	Burlington Coat Factory Warehouse Corporation *	11.125	4/15/2014	1,756,300
2,680,000	Circus & Eldorado Joint Venture/Silver Legacy
	Capital Corporation	10.125	3/1/2012	2,787,200
3,680,000	Claire’s Stores, Inc. *≤	10.500	6/1/2017	2,796,800
1,489,000	Dollarama Group, LP †≤	11.159	12/17/2007	1,489,000
3,250,000	Dollarama Group, LP ±	8.875	8/15/2012	3,306,875
3,890,000	Fontainebleau Las Vegas Holdings, LLC ≤	10.250	6/15/2015	3,637,150
2,960,000	Ford Motor Credit Company †	9.693	1/15/2008	2,988,111
1,000,000	Ford Motor Credit Company	9.750	9/15/2010	995,809
2,020,000	Ford Motor Credit Company	7.000	10/1/2013	1,813,198
1,200,000	Ford Motor Credit Company *	8.000	12/15/2016	1,110,953
3,310,000	Gaylord Entertainment Company	6.750	11/15/2014	3,210,700
3,420,000	Group 1 Automotive, Inc.	8.250	8/15/2013	3,420,000
1,300,000	Group 1 Automotive, Inc., Convertible >	2.250	6/15/2016	947,375
2,090,000	Hanesbrands, Inc. †	8.784	12/17/2007	2,100,450
2,100,000	Harrah’s Operating Company, Inc.	5.625	6/1/2015	1,627,500
2,670,000	K. Hovnanian Enterprises, Inc. *	7.500	5/15/2016	2,109,300
3,220,000	Lear Corporation	8.500	12/1/2013	3,135,475
3,580,000	Majestic Star Casino, LLC	9.500	10/15/2010	3,526,300
3,570,000	MGM MIRAGE	5.875	2/27/2014	3,311,175
690,000	Mohegan Tribal Gaming Authority	6.375	7/15/2009	683,100
2,990,000	Mohegan Tribal Gaming Authority	6.125	2/15/2013	2,847,975
2,320,000	NCL Corporation	10.625	7/15/2014	2,349,000
1,250,000	Norcraft Holdings, LP/Norcraft
	Capital Corporation >	Zero Coupon	9/1/2008	1,112,500
2,200,000	Perry Ellis International, Inc.	8.875	9/15/2013	2,200,000
2,700,000	Pokagon Gaming Authority ≤	10.375	6/15/2014	2,983,500
2,160,000	Realogy Corporation *≤	10.500	4/15/2014	1,795,500
1,150,000	Realogy Corporation *≤	12.375	4/15/2015	839,500

The accompanying Notes to Financial Statements are an integral part of this schedule.

154

High Yield Fund
Schedule of Investments as of October 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (93.4%)	Rate	Date	Value

Consumer Cyclical — continued
$3,085,000	Rite Aid Corporation	8.625%	3/1/2015	$2,737,938
2,990,000	Sally Holdings, LLC *	9.250	11/15/2014	3,004,950
2,415,000	Seminole Hard Rock Entertainment †≤	8.194	12/15/2007	2,360,662
1,600,000	Service Corporation International	6.750	4/1/2015	1,596,000
3,660,000	Shingle Springs Tribal Gaming Authority ≤	9.375	6/15/2015	3,678,300
3,785,000	Station Casinos, Inc.	6.875	3/1/2016	3,132,088
1,140,000	TRW Automotive, Inc. *≤	7.000	3/15/2014	1,111,500
4,870,000	Tunica Biloxi Gaming Authority ≤	9.000	11/15/2015	5,064,800
1,500,000	Turning Stone Resort Casino Enterprise ≤	9.125	12/15/2010	1,530,000
3,130,000	Turning Stone Resort Casino Enterprise ≤	9.125	9/15/2014	3,239,550
2,995,000	Universal City Florida Holding Company I/II †	10.106	11/1/2007	3,062,388
3,495,000	Warnaco, Inc.	8.875	6/15/2013	3,687,225
2,650,000	WMG Holdings Corporation >	Zero Coupon	12/15/2009	1,947,750

	Total Consumer Cyclical			101,759,722

Consumer Non-Cyclical (10.3%)
1,350,000	Bausch & Lomb, Inc. ≤	9.875	11/1/2015	1,390,500
3,000,000	Boston Scientific Corporation ±	5.450	6/15/2014	2,730,000
4,210,000	Community Health Systems, Inc. *≤	8.875	7/15/2015	4,262,625
3,830,000	Constellation Brands, Inc.	7.250	9/1/2016	3,858,725
2,400,000	HCA, Inc.	6.750	7/15/2013	2,154,000
6,045,000	HCA, Inc.	9.250	11/15/2016	6,362,362
2,830,000	Jarden Corporation	7.500	5/1/2017	2,688,500
3,565,000	Jostens Holding Corporation >	Zero Coupon	12/1/2008	3,333,275
4,100,000	LVB Acquisition, Inc. ≤	10.000	10/15/2017	4,212,750
920,000	LVB Acquisition, Inc. ≤	11.625	10/15/2017	937,250
2,760,000	Michael Foods, Inc.	8.000	11/15/2013	2,760,000
2,820,000	Omnicare, Inc.	6.750	12/15/2013	2,721,300
1,815,000	Smithfield Foods, Inc.	8.000	10/15/2009	1,869,450
1,830,000	Stater Brothers Holdings, Inc.	8.125	6/15/2012	1,848,300
2,590,000	Sun Healthcare Group, Inc.	9.125	4/15/2015	2,661,225
2,020,000	SUPERVALU, Inc.	7.500	11/15/2014	2,075,550
3,220,000	Surgical Care Affiliates, Inc. ≤	8.875	7/15/2015	3,075,100
4,410,000	Vanguard Health Holding Company II, LLC	9.000	10/1/2014	4,299,750
3,190,000	Ventas Realty, LP/Ventas Capital Corporation	6.500	6/1/2016	3,150,125
1,111,000	Warner Chilcott Corporation	8.750	2/1/2015	1,149,885

	Total Consumer Non-Cyclical			57,540,672

Energy (6.9%)
2,390,000	CHC Helicopter Corporation	7.375	5/1/2014	2,312,325
1,355,000	Chesapeake Energy Corporation ±	6.375	6/15/2015	1,314,350
2,310,000	Chesapeake Energy Corporation	6.250	1/15/2018	2,229,150
2,590,000	Denbury Resources, Inc.	7.500	12/15/2015	2,628,850
2,300,000	Energy Partners, Ltd. *	9.750	4/15/2014	2,277,000
2,540,000	Forest Oil Corporation ≤	7.250	6/15/2019	2,540,000
1,815,000	Hornbeck Offshore Services, Inc.	6.125	12/1/2014	1,728,788

The accompanying Notes to Financial Statements are an integral part of this schedule.

155

High Yield Fund
Schedule of Investments as of October 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (93.4%)	Rate	Date	Value

Energy — continued
$2,300,000	Mariner Energy, Inc.	8.000%	5/15/2017	$2,271,250
3,120,000	Newfield Exploration Company	6.625	4/15/2016	3,057,600
3,365,000	Ocean Rig Norway AS ≤	8.375	7/1/2013	3,440,712
2,960,000	OPTI Canada, Inc. ≤	8.250	12/15/2014	2,967,400
2,390,000	PetroHawk Energy Corporation	9.125	7/15/2013	2,536,388
3,530,000	Petroplus Finance, Ltd. ≤	7.000	5/1/2017	3,318,200
2,870,000	Plains Exploration & Production Company	7.750	6/15/2015	2,855,650
2,700,000	Western Oil Sands, Inc.	8.375	5/1/2012	3,000,375

	Total Energy			38,478,038

Financials (5.0%)
1,620,000	ACE Cash Express, Inc. ≤	10.250	10/1/2014	1,624,050
3,160,000	Countrywide Financial Corporation, Convertible †≤	1.743	1/15/2008	2,797,232
1,075,000	Deluxe Corporation	7.375	6/1/2015	1,064,250
1,750,000	FTI Consulting, Inc.	7.625	6/15/2013	1,802,500
7,055,000	General Motors Acceptance Corporation	6.875	9/15/2011	6,501,971
5,070,000	Leucadia National Corporation	7.125	3/15/2017	4,765,800
2,250,000	Merrill Lynch, Convertible	Zero Coupon	3/13/2032	2,502,225
2,700,000	Nuveen Investment, Inc. §≤	10.500	11/15/2015	2,730,375
1,800,000	Regency Energy Partners, LP	8.375	12/15/2013	1,894,500
2,700,000	Residential Capital Corporation	7.375	6/30/2010	1,991,250

	Total Financials			27,674,153

Technology (3.4%)
2,440,000	Avago Technologies Finance Pte †	11.121	12/3/2007	2,488,800
1,590,000	Avago Technologies Finance Pte ±	10.125	12/1/2013	1,717,200
4,050,000	First Data Corporation ≤	9.875	9/24/2015	3,877,875
1,710,000	Nortel Networks, Ltd. †≤	9.493	1/15/2008	1,688,625
1,210,000	NXP BV/NXP Funding, LLC †	7.993	1/15/2008	1,146,475
1,910,000	NXP BV/NXP Funding, LLC *	9.500	10/15/2015	1,804,950
4,435,000	Seagate Technology HDD Holdings	6.800	10/1/2016	4,357,388
1,600,000	SunGard Data Systems, Inc.	10.250	8/15/2015	1,668,000

	Total Technology			18,749,313

Transportation (3.4%)
2,552,185	Continental Airlines, Inc.	7.875	7/2/2018	2,482,000
2,010,000	Delta Air Lines, Inc.	7.920	11/18/2010	2,007,488
1,555,000	Hertz Corporation	8.875	1/1/2014	1,601,650
2,515,000	Hertz Corporation *	10.500	1/1/2016	2,703,625
2,420,000	Kansas City Southern de Mexico SA de CV	7.625	12/1/2013	2,468,400
1,850,000	Navios Maritime Holdings, Inc.	9.500	12/15/2014	1,956,375
1,430,615	Northwest Airlines, Inc.	7.691	4/1/2017	1,402,003
1,610,000	Saint Acquisition Corporation ≤	12.500	5/15/2017	1,026,375
2,750,000	Windsor Petroleum Transport Corporation ≤	7.840	1/15/2021	3,016,150

	Total Transportation			18,664,066

The accompanying Notes to Financial Statements are an integral part of this schedule.

156

High Yield Fund
Schedule of Investments as of October 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (93.4%)	Rate	Date	Value

Utilities (9.8%)
$1,300,000	AES Corporation ‡	8.875%	2/15/2011	$1,356,875
2,700,000	AES Corporation ≤	8.750	5/15/2013	2,855,250
2,700,000	AES Corporation ≤	7.750	10/15/2015	2,703,375
2,700,000	AES Corporation ≤	8.000	10/15/2017	2,723,625
2,210,000	Colorado Interstate Gas Company	6.800	11/15/2015	2,294,365
1,235,000	Consumers Energy Company ‡	6.300	2/1/2012	1,232,540
2,130,000	Copano Energy, LLC	8.125	3/1/2016	2,188,575
1,720,000	Dynegy Holdings, Inc.	6.875	4/1/2011	1,677,000
1,410,000	Dynegy Holdings, Inc. ≤	7.500	6/1/2015	1,346,550
1,705,000	Dynegy Holdings, Inc. *	8.375	5/1/2016	1,709,262
1,040,000	Dynegy Holdings, Inc. ≤	7.750	6/1/2019	976,300
1,670,000	Edison Mission Energy	7.500	6/15/2013	1,692,962
2,820,000	Edison Mission Energy ≤	7.000	5/15/2017	2,756,550
2,820,000	Edison Mission Energy ≤	7.200	5/15/2019	2,756,550
1,900,000	El Paso Corporation	6.875	6/15/2014	1,903,399
1,900,000	El Paso Corporation *	7.000	6/15/2017	1,903,880
1,300,000	Mirant North America, LLC	7.375	12/31/2013	1,317,875
5,860,000	NRG Energy, Inc. *	7.375	2/1/2016	5,845,350
1,470,000	Pacific Energy Partners, LP/Pacific Energy
	Finance Corporation	7.125	6/15/2014	1,518,832
1,840,000	Reliant Energy Resources Corporation	6.750	12/15/2014	1,872,200
3,680,000	SemGroup, LP *≤	8.750	11/15/2015	3,532,800
1,500,000	Southern Natural Gas Company	7.350	2/15/2031	1,594,056
1,910,000	Southern Star Central Corporation	6.750	3/1/2016	1,804,950
3,220,000	Williams Companies, Inc.	8.125	3/15/2012	3,469,550
1,810,000	Williams Partners, LP	7.250	2/1/2017	1,866,562

	Total Utilities			54,899,233

	Total Long-Term Fixed Income (cost $524,745,039)			520,755,862

Shares	Preferred Stock (0.8%)			Value

59,375	Chevy Chase Preferred Capital Corporation, Convertible #			$3,063,750
3,720	NRG Energy, Inc., Convertible #			1,474,050

	Total Preferred Stock (cost $3,902,500)			4,537,800

Shares	Common Stock (<0.1%)			Value

15	Pliant Corporation #^			$0
36,330	TVMAX Holdings, Inc. #			3,633
4,540	XO Communications, Inc., Stock Warrants #			499
4,540	XO Communications, Inc., Stock Warrants #			1,226
6,054	XO Communications, Inc., Stock Warrants #			2,422
3,026	XO Holdings, Inc., Stock Warrants #			9,683

	Total Common Stock (cost $2,344,578)			17,463

The accompanying Notes to Financial Statements are an integral part of this schedule.

157

High Yield Fund
Schedule of Investments as of October 31, 2007

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (12.4%)	Rate (+)	Date	Value

69,283,020	Thrivent Financial Securities Lending Trust	5.050%	N/A	$69,283,020

	Total Collateral Held for Securities Loaned
	(cost $69,283,020)			69,283,020

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (4.6%)	Rate (+)	Date	Value

$400,000	Federal National Mortgage Association	5.080%	12/14/2007	$397,572
11,180,000	GOVCO, Inc.	4.900	11/1/2007	11,180,000
4,000,000	Ranger Funding Company	4.880	11/1/2007	4,000,000
10,283,074	Thrivent Money Market Fund	5.020	N/A	10,283,074

	Total Short-Term Investments (at amortized cost)			25,860,646

	Total Investments (cost $639,129,959) 113.5%			$633,454,962

	Other Assets and Liabilities, Net (13.5%)			(75,243,955)

	Total Net Assets 100.0%			$558,211,007

			Notional
	Buy/Sell	Termination	Principal	Unrealized
Swaps and Counterparty	Protection	Date	Amount	Gain/(Loss)

Credit Default Swaps
CDX North America, High Yield, 5 Year,	Buy	June 2012	$9,000,000	($347,980)
Series 8, at 2.75%;
Bank of America, N.A.
Ford Motor Company, 5 Year, at 6.90%;	Sell	September 2012	4,210,000	135,262
Bank of America, N.A.
Total Swaps				($212,718)

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

^ Security is fair valued as discussed in item 2(A) of the Notes to Financial Statements.

> Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

† Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

§ Denotes investments purchased on a when-issued or delayed delivery basis.

≠ All or a portion of the loan is unfunded as discussed in item 2(U) of the Notes to Financial Statements.

± Designated as cover for long settling trades as discussed in the Notes to Financial Statements.

‡ At October 31, 2007, $14,931,527 of investments were earmarked as collateral to cover open swap contracts.

≤ Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been determined to be liquid under the guidelines established by the Fund’s Board of Trustees and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2007, the value of these investments was $151,700,583 or 27.2% of total net assets.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$8,826,998
Gross unrealized depreciation	(14,835,100)

Net unrealized appreciation (depreciation)	($6,008,102)
Cost for federal income tax purposes	$639,463,064

The accompanying Notes to Financial Statements are an integral part of this schedule.

158

Municipal Bond Fund
Schedule of Investments as of October 31, 2007
Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.3%)	Rate	Date	Value

Alabama (0.1%)
$1,000,000	Alabama 21st Century Authority Tobacco Settlement
	Revenue Bonds	5.750%	12/1/2020	$1,029,850

	Total Alabama			1,029,850

Alaska (0.7%)
3,155,000	Alaska Energy Authority Power Revenue Refunding
	Bonds (Bradley Lake) (Series 5) (FSA Insured) ±!	5.000	7/1/2021	3,221,192
2,625,000	Northern Tobacco Securitization Corporation,
	Alaska Tobacco Settlement Asset Backed Revenue
	Bonds (Series A) ÷	6.200	6/1/2022	2,734,436
2,000,000	Northern Tobacco Securitization Corporation,
	Alaska Tobacco Settlement Asset Backed Revenue
	Bonds (Series A)	5.000	6/1/2032	1,787,920
455,000	Valdez, Alaska Marine Terminal Revenue Bonds †	3.520	11/1/2007	455,000

	Total Alaska			8,198,548

Arizona (1.0%)
975,000	Arizona Health Facilities Authority Revenue Bonds
	(Arizona Healthcare Pooled Financing) (FGIC Insured) !	5.000	6/1/2011	1,020,016
1,020,000	Arizona Health Facilities Authority Revenue Bonds
	(Arizona Healthcare Pooled Financing) (FGIC Insured) !	5.000	6/1/2012	1,072,214
1,000,000	Arizona Health Facilities Authority Revenue Bonds
	(Blood Systems, Inc.)	5.000	4/1/2017	1,045,770
1,200,000	Arizona Health Facilities Authority Revenue Bonds
	(Blood Systems, Inc.)	5.000	4/1/2018	1,234,368
2,500,000	Glendale, Arizona Industrial Development Authority
	Revenue Bonds	5.000	5/15/2031	2,533,525
500,000	Glendale, Arizona Industrial Development Authority
	Revenue Bonds (Midwestern University) (Series A) ÷	5.750	5/15/2021	541,620
2,000,000	Phoenix, Arizona Industrial Development Authority
	Government Office Lease Revenue Bonds
	(Capital Mall Project) (AMBAC Insured) ÷!	5.375	9/15/2020	2,105,060
5,000	Phoenix, Arizona Industrial Development Authority
	Single Family Mortgage Revenue Bonds (Series 1A)
	(GNMA/FNMA/FHLMC Insured) !	5.875	6/1/2016	5,001
1,285,000	Pima County, Arizona Industrial Development
	Authority Multifamily Revenue Bonds (La Hacienda
	Project) (GNMA/FHA Insured) ÷!	7.000	12/20/2031	1,468,948
500,000	Yavapai County, Arizona Hospital Revenue Bonds
	(Yavapai Regional Medical Center) (Series A)	6.000	8/1/2033	514,090

	Total Arizona			11,540,612

The accompanying Notes to Financial Statements are an integral part of this schedule.

159

Municipal Bond Fund
Schedule of Investments as of October 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.3%)	Rate	Date	Value

Arkansas (1.0%)
$355,000	Arkansas Housing Development Agency Single
	Family Mortgage Revenue Bonds (FHA Insured) ÷!	8.375%	7/1/2010	$379,332
2,400,000	Arkansas State Community Water System Public
	Water Authority Revenue Bonds (Series B)
	(MBIA Insured) !	5.000	10/1/2023	2,482,080
5,000,000	Arkansas State Development Finance Authority
	Revenue Bonds (Series B) (FSA Insured) !	5.000	11/1/2025	5,258,650
3,000,000	Jonesboro, Arkansas Residential Housing and Health
	Care Facilities Revenue Bonds (St. Bernards Regional
	Medical Center) (AMBAC Insured) !	5.800	7/1/2011	3,033,930
875,000	Pope County, Arkansas Pollution Control Revenue
	Bonds (Arkansas Power and Light Company Project)
	(FSA Insured) !	6.300	12/1/2016	876,741

	Total Arkansas			12,030,733

California (10.5%)
3,950,000	Anaheim, California Public Financing Authority
	Lease Revenue Bonds (Public Improvements Project)
	(Series A) (FSA Insured) !	6.000	9/1/2024	4,675,418
5,000,000	California Infrastructure & Economic Bank Revenue
	Bonds (Bay Area Toll Bridges) (1st Lien-A) ÷	5.000	7/1/2025	5,468,650
70,000	California Rural Home Mortgage Finance Authority
	Single Family Mortgage Revenue Bonds (Series D)
	(GNMA/FNMA Insured) (Subject to ‘AMT’) !	7.100	6/1/2031	72,474
2,000,000	California State General Obligation Bonds
	(AMBAC Insured) !	6.300	9/1/2010	2,152,480
7,500,000	California State General Obligation Revenue Bonds §	5.000	11/1/2037	7,600,050
3,000,000	California State Public Works Board Lease Revenue
	Bonds (Department of Corrections State Prison)	7.400	9/1/2010	3,303,960
4,000,000	California State Public Works Board Lease Revenue
	Bonds (UCLA Replacement Hospital) (Series A)
	(FSA Insured) !	5.375	10/1/2015	4,316,520
2,000,000	California State Revenue General Obligation Bonds	5.250	11/1/2021	2,112,340
3,990,000	California State Revenue General Obligation Bonds ÷	5.250	4/1/2029	4,368,252
10,000	California State Revenue General Obligation Bonds	5.250	4/1/2029	10,424
300,000	California State Unrefunded General Obligation Bonds
	(MBIA Insured) !	6.000	8/1/2016	301,839
2,000,000	California State Veterans General Obligation Revenue
	Bonds (FGIC Insured) (Series AT) !	9.500	2/1/2010	2,247,300
4,030,000	Contra Costa County, California Home Mortgage
	Revenue Bonds (GNMA Insured)
	(Escrowed to Maturity) ÷!	7.500	5/1/2014	4,872,633
10,000,000	East Bay, California Municipal Utility District Water
	System Revenue Bonds	5.000	6/1/2037	10,385,100

The accompanying Notes to Financial Statements are an integral part of this schedule.

160

Municipal Bond Fund
Schedule of Investments as of October 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.3%)	Rate	Date	Value

California — continued
$5,000,000	Foothill/Eastern Transportation Corridor Agency,
	California Toll Road Revenue Bonds (Series A) ÷	7.050%	1/1/2009	$5,211,750
5,000,000	Foothill/Eastern Transportation Corridor Agency,
	California Toll Road Revenue Bonds (Series A) ÷	7.100	1/1/2011	5,484,000
6,000,000	Foothill/Eastern Transportation Corridor Agency,
	California Toll Road Revenue Bonds (Series A) ÷	7.150	1/1/2013	6,586,980
7,145,000	Foothill/Eastern Transportation Corridor Agency,
	California Toll Road Revenue Bonds (Series A) ÷	7.150	1/1/2014	7,843,995
420,000	Golden West Schools Financing Authority, California
	Revenue Bonds (Series A) (MBIA Insured) !	5.800	2/1/2022	490,946
3,000,000	Los Angeles, California Unified School District
	Revenue Bonds	5.000	7/1/2023	3,165,810
5,000,000	Pittsburg, California Redevelopment Agency Tax
	Allocation Revenue Bonds (Los Medanos
	Community Development Project)
	(AMBAC Insured) !	Zero Coupon	8/1/2024	2,327,750
4,015,000	Pomona, California Single Family Mortgage
	Revenue Bonds (Series A) (GNMA/FNMA Insured) ÷!	7.600	5/1/2023	5,033,164
1,435,000	San Bernardino County, California Single Family
	Mortgage Revenue Bonds (Series A)
	(GNMA Insured) ÷!	7.500	5/1/2023	1,787,580
10,000,000	San Diego Community College District, California
	Revenue Bonds (FSA Guaranteed) !	5.000	5/1/2030	10,366,300
1,500,000	San Francisco, California Bay Area Rapid Transit
	District Sales Tax Revenue Bonds (AMBAC Insured) !	6.750	7/1/2010	1,629,660
10,000,000	San Joaquin Hills Transportation Corridor Agency,
	California Toll Road Revenue Bonds ÷	7.650	1/1/2013	10,265,600
8,000,000	San Jose, California Airport Revenue Bonds (Series A)	5.000	3/1/2037	8,058,720
2,760,000	San Jose, California Redevelopment Agency Tax
	Allocation Revenue Bonds (Series A) (MBIA Insured) !	5.000	8/1/2025	2,869,268

	Total California			123,008,963

Colorado (5.6%)
2,000,000	Colorado Educational and Cultural Facilities Authority
	Revenue Bonds (Bromley East Project) (Series A) ÷	7.250	9/15/2030	2,260,060
570,000	Colorado Educational and Cultural Facilities Authority
	Revenue Bonds (Cherry Creek Academy Facility, Inc.)	6.000	4/1/2021	585,282
1,280,000	Colorado Educational and Cultural Facilities Authority
	Revenue Bonds (Cherry Creek Academy Facility, Inc.)	6.000	4/1/2030	1,301,133
2,825,000	Colorado Educational and Cultural Facilities
	Authority Revenue Bonds (Classical Academy) ÷	7.250	12/1/2030	3,224,879
1,000,000	Colorado Educational and Cultural Facilities Authority
	Revenue Bonds (University Lab School Project) ÷	5.750	6/1/2016	1,074,560
750,000	Colorado Educational and Cultural Facilities Authority
	Revenue Bonds (University Lab School Project) ÷	6.125	6/1/2021	815,288

The accompanying Notes to Financial Statements are an integral part of this schedule.

161

Municipal Bond Fund
Schedule of Investments as of October 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.3%)	Rate	Date	Value

Colorado — continued
$6,250,000	Colorado Educational and Cultural Facilities Authority
	Revenue Bonds (University Lab School Project) ÷	6.250%	6/1/2031	$6,820,062
385,000	Colorado Health Facilities Authority Revenue Bonds	6.250	12/1/2010	399,176
615,000	Colorado Health Facilities Authority Revenue Bonds ÷	6.250	12/1/2010	639,139
1,920,000	Colorado Health Facilities Authority Revenue Bonds	6.800	12/1/2020	2,077,651
3,080,000	Colorado Health Facilities Authority Revenue Bonds ÷	6.800	12/1/2020	3,435,617
1,000,000	Colorado Health Facilities Authority Revenue Bonds
	(Parkview Medical Center Project) ÷	6.500	9/1/2020	1,112,510
500,000	Colorado Health Facilities Authority Revenue Bonds
	(Parkview Medical Center Project) ÷	6.600	9/1/2025	558,135
130,000	Colorado Housing and Finance Authority Revenue
	Bonds (Single Family Program) (Series A-2)
	(Subject to ‘AMT’)	7.450	10/1/2016	132,627
60,000	Colorado Housing and Finance Authority Revenue
	Bonds (Single Family Program) (Series A-3)	7.250	4/1/2010	61,739
465,000	Colorado Housing and Finance Authority Revenue
	Bonds (Single Family Program) (Series B-3)	6.700	8/1/2017	467,939
50,000	Colorado Housing and Finance Authority Revenue
	Bonds (Single Family Program) (Series C-3)
	(FHA/VA Insured) !	7.150	10/1/2030	50,716
35,000	Colorado Housing and Finance Authority Single
	Family Revenue Bonds (Series A-3)	7.000	11/1/2016	35,984
620,000	Colorado Housing and Finance Authority Single
	Family Revenue Bonds (Series D-2) (Subject to ‘AMT’)	6.350	11/1/2029	640,999
70,000	Colorado Water Resources and Power Development
	Authority Clean Water Unrefunded Revenue Bonds
	(Series A) (FSA Insured) !	6.250	9/1/2013	70,083
3,525,000	Colorado Water Resources and Power Development
	Authority Small Water Resources Revenue Bonds
	(Series A) (FGIC Insured) !	5.250	11/1/2021	3,735,548
5,000,000	Denver, Colorado City and County Airport Revenue
	Bonds (Series A)	5.000	11/15/2022	5,228,500
6,000,000	Denver, Colorado City and County Revenue Bonds	5.600	10/1/2029	6,490,440
2,000,000	Denver, Colorado Health and Hospital Authority
	Healthcare Revenue Bonds (Series A)
	(ACA/CBI Insured) ÷!	6.250	12/1/2016	2,198,240
1,890,000	Goldsmith, Colorado Metropolitan District Capital
	Appreciation General Obligation Bonds
	(MBIA Insured) !	Zero Coupon	6/1/2008	1,852,956
1,885,000	Goldsmith, Colorado Metropolitan District Capital
	Appreciation General Obligation Bonds
	(MBIA Insured) !	Zero Coupon	12/1/2008	1,816,348
10,000,000	Jefferson County, Colorado School District
	General Obligation Bonds (FSA Guaranteed) !	5.000	12/15/2016	10,808,700

The accompanying Notes to Financial Statements are an integral part of this schedule.

162

Municipal Bond Fund
Schedule of Investments as of October 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.3%)	Rate	Date	Value

Colorado — continued
$3,000,000	Larimer County, Colorado School District #R1 Poudre
	Valley General Obligation Bonds (MBIA/IBC Insured) !	7.000%	12/15/2016	$3,699,450
4,000,000	Northwest Parkway Public Highway Authority,
	Colorado Capital Appreciation Revenue Bonds
	(Series C) (AMBAC Insured) >!	Zero Coupon	6/15/2011	3,681,920

	Total Colorado			65,275,681

Connecticut (0.5%)
2,000,000	Connecticut State Health and Educational Facilities
	Authority Revenue Bonds (Yale University) (Series W)	5.125	7/1/2027	2,036,560
4,000,000	Connecticut State Special Tax Obligation Revenue
	Bonds (Transportation Infrastructure) (Series B)	6.500	10/1/2010	4,327,480

	Total Connecticut			6,364,040

District of Columbia (0.6%)
6,760,000	District of Columbia Tobacco Settlement Financing
	Corporation Revenue Bonds	6.250	5/15/2024	6,984,973

	Total District of Columbia			6,984,973

Florida (1.3%)
368,000	Brevard County, Florida Housing Finance Authority
	Homeowner Mortgage Revenue Bonds (Series B)
	(GNMA Insured) !	6.500	9/1/2022	375,014
885,000	Clay County, Florida Housing Finance Authority
	Single Family Mortgage Revenue Bonds
	(GNMA/FNMA Insured) (Subject to ‘AMT’) !	6.000	4/1/2029	900,567
620,000	Florida State Board of Education Capital Outlay
	Unrefunded General Obligation Bonds (MBIA Insured) !	9.125	6/1/2014	737,974
1,520,000	Florida State Revenue Bonds (Jacksonville
	Transportation)	5.000	7/1/2019	1,535,078
1,500,000	Jacksonville, Florida Health Facilities Authority
	Revenue Bonds (Series C) ÷	5.750	8/15/2015	1,566,930
1,145,000	Leon County, Florida Educational Facilities Authority
	Certificates of Participation ÷	8.500	9/1/2017	1,563,383
2,000,000	Orange County, Florida Health Facilities Authority
	Revenue Bonds (Orlando Regional Healthcare System)
	(Series A) (MBIA Insured) !	6.250	10/1/2018	2,346,080
195,000	Orange County, Florida Housing Finance Authority
	Homeowner Revenue Bonds (Series B-1)
	(GNMA/FNMA Insured) (Subject to ‘AMT’) !	5.900	9/1/2028	197,896
70,000	Palm Beach County, Florida Housing Finance Authority
	Single Family Homeowner Revenue Bonds (Series A-1)
	(GNMA/FNMA Insured) (Subject to ‘AMT’) !	5.900	10/1/2027	70,998
6,000,000	South Miami, Florida Health Facilities Authority
	Hospital Revenue Bonds	5.000	8/15/2032	6,031,800

	Total Florida			15,325,720

The accompanying Notes to Financial Statements are an integral part of this schedule.

163

Municipal Bond Fund
Schedule of Investments as of October 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.3%)	Rate	Date	Value

Georgia (3.1%)
$6,900,000	Bibb County, Georgia Authority Environmental
	Improvement Revenue Bonds	4.850%	12/1/2009	$6,907,452
2,000,000	Brunswick, Georgia Water and Sewer Refunding
	Revenue Bonds (MBIA Insured) !	6.000	10/1/2011	2,105,400
1,500,000	Brunswick, Georgia Water and Sewer Refunding
	Revenue Bonds (MBIA Insured) !	6.100	10/1/2019	1,742,775
1,560,000	Chatham County, Georgia Hospital Authority
	Revenue Bonds (C/O Memorial Medical Center)	5.750	1/1/2029	1,567,082
1,000,000	Chatham County, Georgia Hospital Authority
	Revenue Bonds (Memorial Health University
	Medical Center)	6.125	1/1/2024	1,024,860
5,000,000	Cherokee County, Georgia Water and Sewer Authority
	Refunding Revenue Bonds (MBIA Insured) !	5.500	8/1/2018	5,557,800
3,500,000	Georgia State General Obligation Bonds (Series D)	5.000	8/1/2012	3,725,680
35,000	Georgia State Prerefunded Balance General Obligation
	Bonds (Series B) ÷	5.650	3/1/2012	37,963
1,000,000	Georgia State Unrefunded Balance General Obligation
	Bonds (Series B)	6.300	3/1/2009	1,037,790
1,000,000	Georgia State Unrefunded Balance General Obligation
	Bonds (Series B)	6.300	3/1/2010	1,063,940
1,965,000	Georgia State Unrefunded Balance General Obligation
	Bonds (Series B)	5.650	3/1/2012	2,132,988
2,500,000	Milledgeville-Balswin County, Georgia Development
	Authority Revenue Bonds ÷	5.500	9/1/2024	2,798,100
5,000,000	Rockdale County, Georgia Water and Sewer Authority
	Revenue Bonds (Series A) (MBIA Insured) ÷!	5.500	7/1/2025	5,263,800
1,500,000	Savannah, Georgia Economic Development Authority
	Student Housing Revenue Bonds (State University
	Project) (Series A) (ACA Insured) !	6.750	11/15/2020	1,607,040

	Total Georgia			36,572,670

Hawaii (2.3%)
7,330,000	Hawaii State Highway Revenue Bonds	5.500	7/1/2018	8,282,680
5,000,000	Honolulu, Hawaii City & County Board of Water
	Supply Water System Revenue Bonds (Series A)	5.000	7/1/2036	5,148,400
10,000,000	Honolulu, Hawaii City & County Revenue Bonds
	(Series A) (FSA Insured) !	5.250	3/1/2027	10,471,200
2,555,000	Honolulu, Hawaii City & County Revenue Bonds
	(Unrefunded Balance) (Series A) (FGIC Insured) !	6.250	4/1/2014	2,923,457

	Total Hawaii			26,825,737

The accompanying Notes to Financial Statements are an integral part of this schedule.

164

Municipal Bond Fund
Schedule of Investments as of October 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.3%)	Rate	Date	Value

Idaho (0.4%)
$3,115,000	Idaho Falls, Idaho General Obligation Bonds
	(FGIC Insured) !	Zero Coupon	4/1/2010	$2,844,649
2,000,000	Idaho Falls, Idaho General Obligation Bonds
	(FGIC Insured) !	Zero Coupon	4/1/2011	1,754,660

	Total Idaho			4,599,309

Illinois (9.1%)
2,000,000	Broadview, Illinois Tax Increment Tax Allocation
	Revenue Bonds	5.250%	7/1/2012	2,018,460
1,000,000	Broadview, Illinois Tax Increment Tax Allocation
	Revenue Bonds	5.375	7/1/2015	1,009,610
10,000,000	Chicago, Illinois Capital Appreciation City Colleges
	General Obligation Bonds (FGIC Insured) !	Zero Coupon	1/1/2024	4,781,200
3,000,000	Chicago, Illinois Lakefront Millennium Project
	General Obligation Bonds (MBIA Insured) ÷!	5.750	1/1/2029	3,305,820
2,500,000	Chicago, Illinois O’Hare International Airport
	Revenue Bonds (Series A) (FGIC Insured) !	5.000	1/1/2033	2,556,975
5,000	Chicago, Illinois Single Family Mortgage Revenue
	Bonds (Series A) (GNMA/FNMA/FHLMC Insured)
	(Subject to ‘AMT’) !	7.250	9/1/2028	5,050
195,000	Chicago, Illinois Single Family Mortgage Revenue
	Bonds (Series C) (GNMA/FNMA/FHLMC Insured)
	(Subject to ‘AMT’) !	7.050	10/1/2030	197,824
150,000	Chicago, Illinois Single Family Mortgage Revenue
	Bonds (Series C) (GNMA/FNMA/FHLMC Insured)
	(Subject to ‘AMT’) !	7.000	3/1/2032	153,928
7,200,000	Chicago, Illinois Tax Increment Capital Appreciation
	Tax Allocation Revenue Bonds (Series A)
	(ACA Insured) !	Zero Coupon	11/15/2014	5,180,256
1,000,000	Cook County, Illinois Community Consolidated
	School District #15 Palatine Capital Appreciation
	General Obligation Bonds (FGIC Insured) ÷!	Zero Coupon	12/1/2014	758,340
2,500,000	Cook County, Illinois General Obligation Bonds
	(Series A) (MBIA Insured) !	6.250	11/15/2011	2,752,225
1,250,000	Cook County, Illinois School District #99 Cicero
	General Obligation Bonds (FGIC Insured) !	8.500	12/1/2011	1,477,950
1,565,000	Cook County, Illinois School District #99 Cicero
	General Obligation Bonds (FGIC Insured) !	8.500	12/1/2014	2,012,856
1,815,000	Cook County, Illinois School District #99 Cicero
	General Obligation Bonds (FGIC Insured) !	8.500	12/1/2016	2,431,229
1,000,000	Du Page County, Illinois General Obligation Bonds
	(Stormwater Project)	5.600	1/1/2021	1,108,090
1,000,000	Illinois Development Finance Authority Revenue
	Bonds (Midwestern University) (Series B) ÷	6.000	5/15/2026	1,091,470

The accompanying Notes to Financial Statements are an integral part of this schedule.

165

Municipal Bond Fund
Schedule of Investments as of October 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.3%)	Rate	Date	Value

Illinois — continued
$4,900,000	Illinois Educational Facilities Authority Revenue
	Bonds (Northwestern University) ÷	5.250%	11/1/2032	$5,410,433
1,000,000	Illinois Educational Facilities Authority Student
	Housing Revenue Bonds (University Center Project) ÷	6.625	5/1/2017	1,134,650
1,600,000	Illinois Health Facilities Authority Revenue Bonds
	(Bethesda Home and Retirement) (Series A)	6.250	9/1/2014	1,641,584
2,000,000	Illinois Health Facilities Authority Revenue Bonds
	(Centegra Health Systems)	5.250	9/1/2018	2,032,420
2,000,000	Illinois Health Facilities Authority Revenue Bonds
	(Lutheran General Health Care Facilities) (FSA Insured) !	6.000	4/1/2018	2,246,700
2,500,000	Illinois Health Facilities Authority Revenue Bonds
	(Passavant Memorial Area Hospital Association) ÷	6.000	10/1/2024	2,698,800
4,180,000	Illinois Health Facilities Authority Revenue Bonds
	(Rush-Presbyterian-St. Lukes) (Series A) (MBIA Insured) !	5.250	11/15/2014	4,286,256
3,975,000	Illinois Health Facilities Authority Revenue Bonds
	(Swedish American Hospital) ÷	6.875	11/15/2030	4,283,102
4,655,000	Illinois Health Facilities Authority Revenue Bonds
	(Thorek Hospital and Medical Center)	5.250	8/15/2018	4,698,897
2,120,000	Illinois Health Facilities Authority Unrefunded
	Revenue Bonds (Series B) (MBIA/IBC Insured) !	5.250	8/15/2018	2,164,287
7,900,000	Illinois State Sales Tax Revenue Bonds (Second Series)	5.750	6/15/2018	9,048,739
3,065,000	Illinois State Sales Tax Revenue Bonds (Series L)	7.450	6/15/2012	3,553,622
265,000	Joliet, Illinois Regional Port District Marine Term
	Revenue Bonds †	3.520	11/1/2007	265,000
3,035,000	McHenry County, Illinois Community High School
	District #157 General Obligation Bonds (FSA Insured) !	9.000	12/1/2017	4,276,588
4,000,000	McLean County, Illinois Bloomington — Normal
	Airport Central Illinois Regional Authority Revenue
	Bonds (Subject to ‘AMT’)	6.050	12/15/2019	4,112,240
1,410,000	Metropolitan Pier and Exposition Authority, Illinois
	State Tax Revenue Bonds (McCormick Place
	Exposition Project) (FGIC Insured) !	5.250	12/15/2028	1,448,140
885,000	Metropolitan Pier and Exposition Authority, Illinois
	State Tax Revenue Bonds (McCormick Place
	Exposition Project) (Series A) (FGIC Insured) !	5.500	6/15/2015	982,978
17,505,000	Metropolitan Pier and Exposition Authority, Illinois
	State Tax Revenue Bonds (McCormick Place
	Exposition Project) (Series A) (FGIC Insured) !	Zero Coupon	6/15/2020	10,098,459
3,100,000	Metropolitan Pier and Exposition Authority, Illinois
	State Tax Revenue Bonds (McCormick Place
	Exposition Project) (Series A) (MBIA Insured) !	Zero Coupon	6/15/2024	1,451,637
2,000,000	Metropolitan Pier and Exposition Authority, Illinois
	State Tax Revenue Bonds (McCormick Place
	Exposition Project) (Series A) (MBIA Insured) !	Zero Coupon	12/15/2024	915,400

The accompanying Notes to Financial Statements are an integral part of this schedule.

166

Municipal Bond Fund
Schedule of Investments as of October 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.3%)	Rate	Date	Value

Illinois — continued
$7,000,000	Metropolitan Pier and Exposition Authority, Illinois
	State Tax Revenue Bonds (McCormick Place
	Exposition Project) (Series B) (MBIA Insured) >!	Zero Coupon	6/15/2012	$6,031,830
3,000,000	Regional Transportation Authority, Illinois Revenue
	Bonds (Series A) (FGIC Insured) !	6.700%	11/1/2021	3,590,880

	Total Illinois			107,213,925

Indiana (0.8%)
700,000	Ball State University, Indiana University Student Fee
	Revenue Bonds (Series K) (FGIC Insured) !	5.750	7/1/2020	754,208
1,250,000	East Chicago, Indiana Elementary School Building
	Corporation Revenue Bonds	6.250	1/5/2016	1,365,362
150,000	Indiana State Housing Authority Single Family
	Mortgage Revenue Bonds (Series C-2)
	(GNMA Insured) !	5.250	7/1/2017	151,662
250,000	Indiana Transportation Finance Authority Highway
	Revenue Bonds (Series A)	6.800	12/1/2016	286,235
985,000	Indiana Transportation Finance Authority Highway
	Revenue Bonds (Series A) (MBIA/IBC Insured) ÷!	7.250	6/1/2015	1,067,238
3,565,000	Indiana Transportation Finance Authority Highway
	Unrefunded Revenue Bonds (Series A)
	(MBIA/IBC Insured) !	7.250	6/1/2015	4,115,828
2,120,000	Purdue University, Indiana Revenue Bonds
	(Student Fees) (Series L)	5.000	7/1/2020	2,192,928

	Total Indiana			9,933,461

Iowa (1.0%)
2,085,000	Coralville, Iowa Urban Renewal Annual Appropriation
	Revenue Bonds (Tax Increment-H2)	5.000	6/1/2011	2,135,561
3,125,000	Coralville, Iowa Urban Renewal Annual Appropriation
	Revenue Bonds (Tax Increment-H2)	5.000	6/1/2021	3,132,969
4,500,000	Iowa Finance Authority Health Care Facilities Revenue
	Bonds (Genesis Medical Center)	6.250	7/1/2025	4,716,540
1,950,000	Iowa Finance Authority Single Family Revenue Bonds
	(Series E)	5.000	1/1/2037	1,923,344

	Total Iowa			11,908,414

Kansas (0.9%)
520,000	Kansas State Department of Transportation Highway
	Revenue Bonds (Series B-2) †	3.580	11/1/2007	520,000
910,000	Kansas State Development Finance Authority Health
	Facility Revenue Bonds	5.375	11/15/2024	951,978
90,000	Kansas State Development Finance Authority Health
	Facility Revenue Bonds ÷	5.375	11/15/2024	96,322

The accompanying Notes to Financial Statements are an integral part of this schedule.

167

Municipal Bond Fund
Schedule of Investments as of October 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.3%)	Rate	Date	Value

Kansas — continued
$2,000,000	Olathe, Kansas Health Facilities Revenue Bonds
	(Olathe Medical Center Project) (Series A)
	(AMBAC Insured) !	5.500%	9/1/2025	$2,091,160
2,475,000	Salina, Kansas Hospital Revenue Bonds	5.000	10/1/2036	2,478,242
280,000	Sedgwick and Shawnee Counties, Kansas Single
	Family Mortgage Revenue Bonds (Series A-2)
	(GNMA Insured) !	6.700	6/1/2029	280,322
4,350,000	Wyandotte County/Kansas City, Kansas Unified
	Government Special Obligation Revenue Bonds
	(2nd Lien-B)	5.000	12/1/2020	4,392,674

	Total Kansas			10,810,698

Kentucky (0.4%)
5,345,000	Kentucky State Turnpike Authority Economic
	Development Revenue Bonds (Revitalization Project)
	(FGIC Insured) !	Zero Coupon	1/1/2010	4,943,056

	Total Kentucky			4,943,056

Louisiana (3.0%)
595,000	Jefferson Parish, Louisiana Home Mortgage Authority
	Single Family Mortgage Revenue Bonds (Series A-2)
	(GNMA/FNMA Insured) (Subject to ‘AMT’) !	7.500	12/1/2030	615,218
185,000	Jefferson Parish, Louisiana Home Mortgage Authority
	Single Family Mortgage Revenue Bonds (Series D-1)
	(GNMA/FNMA Insured) (Subject to ‘AMT’) !	7.500	6/1/2026	189,127
165,000	Louisiana Housing Finance Agency Single Family
	Mortgage Revenue Bonds (Series D-2)
	(GNMA/FNMA Insured) (Subject to ‘AMT’) !	7.050	6/1/2031	166,779
3,000,000	Louisiana Public Facilities Authority Hospital
	Revenue Bonds (Lake Charles Memorial)
	(AMBAC/TCRS Insured) ÷!	8.625	12/1/2030	3,476,910
500,000	Louisiana Public Facilities Authority Revenue Bonds	5.000	7/1/2031	493,140
4,745,000	Louisiana Public Facilities Authority Revenue Bonds
	(MBIA Insured) !	5.250	3/1/2031	4,987,375
6,500,000	New Orleans, Louisiana General Obligation Bonds
	(AMBAC Insured) !	Zero Coupon	9/1/2012	5,362,305
3,000,000	Orleans Parish, Louisiana School Board
	Administration Offices Revenue Bonds
	(MBIA Insured) ÷!	8.950	2/1/2008	3,038,670
2,605,000	Regional Transportation Authority, Louisiana Sales
	Tax Revenue Bonds (Series A) (FGIC Insured) !	8.000	12/1/2012	3,113,288
10,000,000	St. John Baptist Parish, Louisiana Environmental
	Revenue Bonds (Series A)	5.125	6/1/2037	9,887,000
4,200,000	Tobacco Settlement Financing Corporation,
	Louisiana Revenue Bonds (Series 2001-B)	5.500	5/15/2030	4,173,204

	Total Louisiana			35,503,016

The accompanying Notes to Financial Statements are an integral part of this schedule.

168

Municipal Bond Fund
Schedule of Investments as of October 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.3%)	Rate	Date	Value

Maryland (0.9%)
$1,250,000	Frederick County, Maryland Educational Facilities
	Revenue Bonds (Mount Saint Mary’s College)
	(Series A) ÷	5.750%	9/1/2025	$1,324,250
1,840,000	Maryland State Economic Development Corporation
	Revenue Bonds (Lutheran World Relief) ÷	7.200	4/1/2025	2,005,214
1,550,000	Maryland State Economic Development Corporation
	Student Housing Revenue Bonds (Sheppard Pratt)
	(ACA Insured) !	6.000	7/1/2033	1,595,694
1,000,000	Maryland State Health and Higher Educational
	Facilities Authority Revenue Bonds (University of
	Maryland Medical System) ÷	6.000	7/1/2022	1,103,780
4,500,000	Morgan State University, Maryland Academic and
	Auxiliary Facilities Fees Revenue Bonds
	(MBIA Insured) !	6.050	7/1/2015	4,965,345
10,000	Prince George’s County, Maryland Housing Authority
	Single Family Mortgage Revenue Bonds (Series A)
	(GNMA/FNMA/FHLMC Insured) (Subject to ‘AMT’) !	7.400	8/1/2032	10,061

	Total Maryland			11,004,344

Massachusetts (3.3%)
5,000,000	Massachusetts Bay Transportation Authority Sales
	Tax Revenue Bonds (Series B) (MBIA Insured) !	5.500	7/1/2025	5,716,550
4,935,000	Massachusetts State Construction Lien General
	Obligation Bonds (Series A) (FGIC-TCRS Insured) !	5.250	1/1/2013	5,314,798
725,000	Massachusetts State Development Finance Agency
	Revenue Bonds (Devens Electric Systems)	5.625	12/1/2016	763,766
15,000,000	Massachusetts State Health and Educational Facilities
	Authority Revenue Bonds	5.250	7/1/2033	16,898,248
1,000,000	Massachusetts State Health and Educational Facilities
	Authority Revenue Bonds (Partners Healthcare System)
	(Series C)	6.000	7/1/2016	1,075,630
3,000,000	Massachusetts State School Building Authority
	Dedicated Sales Tax Revenue Bonds (Series A)
	(MBIA Insured) !	5.000	8/15/2027	3,127,320
5,000,000	Massachusetts State Water Pollution Abatement Trust
	Revenue Bonds	5.000	8/1/2024	5,433,050

	Total Massachusetts			38,329,362

Michigan (2.7%)
2,000,000	East Lansing, Michigan Building Authority General
	Obligation Bonds	5.700	4/1/2020	2,300,240
1,500,000	Livonia, Michigan Public Schools School District
	General Obligation Bonds (FGIC Insured) ÷!	Zero Coupon	5/1/2009	1,424,055
1,380,000	Michigan Public Power Agency Revenue Bonds
	(Combustion Turbine #1 Project) (Series A)
	(AMBAC Insured) !	5.250	1/1/2016	1,460,537

The accompanying Notes to Financial Statements are an integral part of this schedule.

169

Municipal Bond Fund
Schedule of Investments as of October 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.3%)	Rate	Date	Value

Michigan — continued
$45,000	Michigan State Hospital Finance Authority Revenue
	Bonds (Detroit Medical Center)	8.125%	8/15/2012	$45,097
2,825,000	Michigan State Hospital Finance Authority Revenue
	Bonds (MBIA Insured) ÷!	5.375	8/15/2014	2,954,922
175,000	Michigan State Hospital Finance Authority Revenue
	Bonds (Series P) (MBIA Insured) ÷!	5.375	8/15/2014	183,596
2,750,000	Michigan State Hospital Finance Authority Revenue
	Refunding Bonds (Crittenton Hospital) (Series A)	5.500	3/1/2022	2,887,170
5,000,000	Michigan State Trunk Line Fund Revenue Bonds
	(FSA Insured) !	5.000	11/1/2022	5,276,000
4,500,000	Rochester, Michigan Community School District
	General Obligation Bonds (MBIA Insured) !	5.000	5/1/2019	4,876,695
2,855,000	Sault Ste. Marie, Michigan Chippewa Indians Housing
	Authority Revenue Bonds (Tribal Health and Human
	Services Center)	7.750	9/1/2012	2,870,417
2,000,000	St. Clair County, Michigan Economic Development
	Corporation Revenue Bonds (Detroit Edison)
	(Series AA) (AMBAC Insured) !	6.400	8/1/2024	2,082,140
990,000	Summit Academy North, Michigan Public School
	Academy Certificates of Participation ÷	6.550	7/1/2014	1,066,398
690,000	Summit Academy North, Michigan Public School
	Academy Certificates of Participation ÷	8.375	7/1/2030	773,980
3,560,000	Wayne State University, Michigan University Revenue
	Bonds (FGIC Insured) !	5.125	11/15/2029	3,669,363

	Total Michigan			31,870,610

Minnesota (4.1%)
800,000	Minneapolis and St. Paul, Minnesota Housing &
	Redevelopment Authority Healthcare System Revenue
	Bonds (Healthpartners Obligation Group Project)	6.000	12/1/2021	840,560
2,030,000	Minneapolis and St. Paul, Minnesota Metropolitan
	Airports Commission Airport Revenue Bonds	5.000	1/1/2022	2,088,890
5,000,000	Minneapolis and St. Paul, Minnesota Metropolitan
	Airports Commission Airport Revenue Bonds
	(Series A) (AMBAC Insured) !	5.000	1/1/2035	5,132,750
5,000,000	Minneapolis and St. Paul, Minnesota Metropolitan
	Airports Commission Airport Revenue Bonds
	(Series C) (FGIC Insured) !	5.000	1/1/2031	5,145,050
7,685,000	Minneapolis, Minnesota Community Development
	Agency Tax Increment Revenue Bonds
	(MBIA Insured) !	Zero Coupon	3/1/2009	7,341,327
85,000	Minnesota Agricultural and Economic Development
	Board Health Care System Unrefunded Balance
	Revenue Bonds (Fairview Hospital) (Series A)
	(MBIA Insured) !	5.750	11/15/2026	86,848

The accompanying Notes to Financial Statements are an integral part of this schedule.

170

Municipal Bond Fund
Schedule of Investments as of October 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.3%)	Rate	Date	Value

Minnesota — continued
$1,000,000	Minnesota Higher Education Facilities Authority
	Revenue Bonds (College of Art and Design)
	(Series 5-D) ÷	6.625%	5/1/2020	$1,074,360
530,000	Minnesota Higher Education Facilities Authority
	Revenue Bonds (University of St. Thomas) (Series 5-Y)	5.250	10/1/2019	563,692
3,620,000	Minnesota State General Obligation Bonds	5.250	8/1/2017	3,707,314
2,000,000	North Oaks, Minnesota Senior Housing Revenue
	Bonds (Presbyterian Homes, North Oaks)	6.125	10/1/2039	2,034,760
1,000,000	Northfield, Minnesota Hospital Revenue Bonds
	(Series C) ÷	6.000	11/1/2021	1,089,990
1,300,000	Northfield, Minnesota Hospital Revenue Bonds
	(Series C) ÷	6.000	11/1/2026	1,416,987
2,040,000	Northfield, Minnesota Hospital Revenue Bonds
	(Series C) ÷	6.000	11/1/2031	2,223,580
2,000,000	St. Louis Park, Minnesota Health Care Facilities
	Revenue Bonds ÷	5.250	7/1/2030	2,183,760
4,000,000	St. Paul, Minnesota Housing and Redevelopment
	Authority Educational Facility Revenue Bonds	5.000	10/1/2024	4,081,280
230,000	St. Paul, Minnesota Housing and Redevelopment
	Authority Health Care Facilities Revenue Bonds
	(Healthpartners Obligation Group PJ)	5.250	5/15/2019	235,644
1,500,000	St. Paul, Minnesota Housing and Redevelopment
	Authority Health Care Facilities Revenue Bonds
	(Healthpartners Obligation Group PJ)	5.250	5/15/2036	1,471,050
1,690,000	St. Paul, Minnesota Housing and Redevelopment
	Authority Lease Parking Facilities Revenue Bonds
	(Rivercentre Parking Ramp)	6.000	5/1/2013	1,746,294
5,000,000	White Earth Band of Chippewa Indians, Minnesota
	Revenue Bonds (Series A) (ACA Insured) !	7.000	12/1/2011	5,247,400

	Total Minnesota			47,711,536

Missouri (1.9%)
7,500,000	Jackson County, Missouri Special Obligation
	Harry S. Truman Sports Complex Revenue Bonds
	(AMBAC Insured) !	5.000	12/1/2027	7,839,075
785,000	Missouri State Development Finance Board
	Infrastructure Facilities Revenue Bonds (Eastland
	Center Project Phase II) (Series B)	5.875	4/1/2017	811,415
500,000	Missouri State Development Finance Board
	Infrastructure Facilities Revenue Bonds (Eastland
	Center Project Phase II) (Series B) ÷	6.000	4/1/2021	517,675
1,000,000	Missouri State Environmental Improvement and
	Energy Resources Authority Water Pollution Revenue
	Bonds (Series A)	5.250	1/1/2018	1,064,370
2,500,000	Missouri State Health and Educational Facilities
	Authority Health Facilities Revenue Bonds	5.000	5/15/2020	2,596,825

The accompanying Notes to Financial Statements are an integral part of this schedule.

171

Municipal Bond Fund
Schedule of Investments as of October 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.3%)	Rate	Date	Value

Missouri — continued
$3,000,000	Missouri State Health and Educational Facilities
	Authority Health Facilities Revenue Bonds
	(Barnes Jewish, Inc. Christian) (Series A)	5.250%	5/15/2014	$3,205,200
1,500,000	Missouri State Health and Educational Facilities
	Authority Health Facilities Revenue Bonds
	(Lake Regional Health Securities Project)	5.600	2/15/2025	1,527,630
1,000,000	Missouri State Health and Educational Facilities
	Authority Health Facilities Revenue Bonds
	(Saint Anthony’s Medical Center) ÷	6.250	12/1/2030	1,090,540
655,000	Missouri State Health and Educational Facilities
	Authority Revenue Bonds (Lake of the Ozarks)	6.500	2/15/2021	657,378
145,000	Missouri State Housing Development Commission
	Single Family Mortgage Revenue Bonds (Series B-1)
	(GNMA/FNMA Insured) (Subject to ‘AMT’) !	7.450	9/1/2031	149,160
175,000	Missouri State Housing Development Commission
	Single Family Mortgage Revenue Bonds (Series C-1)
	(GNMA/FNMA Insured) !	6.550	9/1/2028	178,780
270,000	Missouri State Housing Development Commission
	Single Family Mortgage Revenue Bonds (Series C-1)
	(GNMA/FNMA Insured) (Subject to ‘AMT’) !	7.150	3/1/2032	285,576
2,000,000	St. Charles County, Missouri Francis Howell School
	District General Obligation Bonds (Series A)	5.250	3/1/2018	2,207,820

	Total Missouri			22,131,444

Montana (1.4%)
2,830,000	Montana Facility Finance Authority Revenue
	Providence Health and Services Revenue Bonds	5.000	10/1/2024	2,907,655
45,000	Montana State Board of Housing Single Family
	Mortgage Revenue Bonds (Series A-1)	6.000	6/1/2016	45,068
155,000	Montana State Board of Housing Single Family
	Mortgage Revenue Bonds (Series A-2) (Subject to ‘AMT’)	6.250	6/1/2019	155,885
2,385,000	Montana State Board of Investment Refunded Balance
	1996 Payroll Tax Revenue Bonds (MBIA Insured) ÷!	6.875	6/1/2020	2,467,855
775,000	Montana State Board of Investment Refunded Revenue
	Bonds (1996 Payroll Tax) (MBIA Insured) ÷!	6.875	6/1/2020	801,924
1,240,000	Montana State Board of Investment Refunded Revenue
	Bonds (Payroll Tax) (MBIA Insured) ÷!	6.875	6/1/2020	1,283,078
1,165,000	Montana State Board of Regents Revenue Bonds
	(Higher Education-University of Montana) (Series F)
	(MBIA Insured)!	5.750	5/15/2016	1,248,332
3,000,000	Montana State Health Facilities Authority Revenue
	Bonds (Hillcrest Senior Living Project) ÷	7.375	6/1/2030	3,312,480
3,860,000	Montana State Hospital Finance Authority Refunding
	Revenue Bonds	5.250	6/1/2018	4,054,351

	Total Montana			16,276,628

The accompanying Notes to Financial Statements are an integral part of this schedule.

172

Municipal Bond Fund
Schedule of Investments as of October 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.3%)	Rate	Date	Value

Nebraska (1.7%)
$2,500,000	Nebraska Public Power District Revenue Bonds
	(Series B) (AMBAC Insured) !	5.000%	1/1/2013	$2,658,400
5,780,000	Omaha, Nebraska Public Power District Electric
	Revenue Bonds (Series A)	5.000	2/1/2046	5,900,629
3,455,000	Omaha, Nebraska Public Power District Revenue
	Bonds (Series B) ÷	6.150	2/1/2012	3,666,826
1,675,000	Omaha, Nebraska Special Assessment Revenue Bonds
	(Riverfront Redevelopment Project) (Series A)	5.500	2/1/2015	1,807,208
6,000,000	University of Nebraska Revenue Bonds (Lincoln
	Student Fees & Facilities) (Series B)	5.000	7/1/2023	6,257,400

	Total Nebraska			20,290,463

New Jersey (1.4%)
2,000,000	Hudson County, New Jersey Department of Finance
	and Administration Certificates of Participation
	(MBIA Insured) !	6.250	12/1/2015	2,325,740
1,000,000	New Jersey State Highway Authority Revenue Bonds
	(Series L)	5.250	7/15/2018	1,106,920
260,000	New Jersey State Turnpike Authority Revenue Bonds
	(Series C) (AMBAC-TCRS Insured) ÷!	6.500	1/1/2016	298,236
745,000	New Jersey State Turnpike Authority Revenue Bonds
	(Series C) (AMBAC-TCRS Insured) !	6.500	1/1/2016	851,371
3,695,000	New Jersey State Turnpike Authority Revenue Bonds
	(Series C) (AMBAC-TCRS Insured) ÷!	6.500	1/1/2016	4,238,387
5,000,000	New Jersey Transportation Trust Fund Authority
	Revenue Bonds (Transportation System) (Series A)
	(FSA Insured) !	5.500	12/15/2016	5,612,400
2,595,000	West New York, New Jersey Municipal Utilities
	Authority Revenue Bonds (FGIC Insured) ÷!	Zero Coupon	12/15/2009	2,412,701

	Total New Jersey			16,845,755

New Mexico (1.4%)
3,315,000	Alamogordo, New Mexico Hospital Revenue Bonds
	(Gerald Champion Memorial Hospital Project)	5.300	1/1/2013	3,322,326
440,000	Farmington, New Mexico Utility System Revenue
	Bonds (AMBAC Insured) ÷!	9.875	1/1/2008	444,286
3,500,000	Jicarilla, New Mexico Apache Nation Revenue Bonds
	(Series A)	5.500	9/1/2023	3,697,085
475,000	New Mexico Mortgage Finance Authority Revenue
	Bonds (Series F) (GNMA/FNMA Insured) !	7.000	1/1/2026	483,507
175,000	New Mexico Mortgage Finance Authority Single
	Family Mortgage Capital Appreciation Revenue
	Bonds (Series D- 2) (Subject to ‘AMT’) >	Zero Coupon	9/1/2009	159,456

The accompanying Notes to Financial Statements are an integral part of this schedule.

173

Municipal Bond Fund
Schedule of Investments as of October 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.3%)	Rate	Date	Value

New Mexico — continued
$540,000	New Mexico Mortgage Finance Authority Single
	Family Mortgage Revenue Bonds (Series C-2)
	(GNMA/FNMA Insured) (Subject to ‘AMT’) !	6.950%	9/1/2031	$556,070
7,500,000	Sandoval County, New Mexico Incentive Payment
	Revenue Bonds	5.000	6/1/2020	7,831,050

	Total New Mexico			16,493,780

New York (8.9%)
5,000,000	Metropolitan Transportation Authority, New York
	Transportation Facilities Revenue Bonds (Series A)	5.500	7/1/2017	5,578,600
4,225,000	Metropolitan Transportation Authority, New York
	Transportation Facilities Revenue Bonds (Series O) ÷	5.750	7/1/2013	4,488,218
4,000,000	New York State Dormitory Authority Revenue Bonds
	(Series B)	5.250	5/15/2012	4,254,520
2,000,000	New York State Dormitory Authority Revenue Bonds
	(State University Educational Facilities) (Series A)	7.500	5/15/2013	2,357,060
5,000,000	New York State Dormitory Authority Revenue Bonds
	(State University Educational Facilities) (Series A)	5.875	5/15/2017	5,719,550
2,000,000	New York State Local Government Assistance
	Corporation Revenue Bonds (Series E)
	(MBIA/IBC Insured) !	5.250	4/1/2016	2,192,300
865,000	New York State Mortgage Agency Revenue Bonds
	(Series 26)	5.350	10/1/2016	873,659
2,605,000	New York State Thruway Authority General
	Unrefunded Balance Revenue Bonds (Series E) ÷	5.000	1/1/2016	2,637,589
2,500,000	New York State Thruway Authority Revenue Bonds
	(Series B) (FSA Insured) !	5.000	4/1/2015	2,702,025
20,000,000	New York State Urban Development Corporation
	Revenue Bonds (Correctional and Youth Facilities)
	(Series A)	5.000	1/1/2017	20,803,000
1,620,000	New York State Urban Development Corporation
	Revenue Bonds (Syracuse University Center)	6.000	1/1/2009	1,665,765
1,720,000	New York State Urban Development Corporation
	Revenue Bonds (Syracuse University Center)	6.000	1/1/2010	1,807,342
8,940,000	New York, New York City Municipal Transitional
	Finance Authority Revenue Bonds (Series A) >	5.500	11/1/2011	9,552,211
2,000,000	New York, New York City Municipal Water and
	Sewer System Revenue Bonds (Series A)
	(AMBAC Insured) ÷!	5.875	6/15/2012	2,203,260
735,000	New York, New York City Transitional Finance
	Authority Revenue Bonds ÷	5.375	11/15/2021	780,952
1,805,000	New York, New York City Transitional Finance
	Authority Revenue Bonds ÷	5.375	11/15/2021	1,962,378
13,000,000	New York, New York City Transitional Finance
	Authority Revenue Bonds (Future Tax Secured) (Series B)	5.250	2/1/2011	13,633,230

The accompanying Notes to Financial Statements are an integral part of this schedule.

174

Municipal Bond Fund
Schedule of Investments as of October 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.3%)	Rate	Date	Value

New York — continued
$1,750,000	New York, New York General Obligation Bonds
	(Series A)	5.500%	8/1/2022	$1,900,115
12,000,000	New York, New York General Obligation Bonds
	(Series B)	5.250	8/1/2017	12,914,400
655,000	New York, New York General Obligation Bonds
	(Series H) (FSA/CR Insured) ÷!	5.250	3/15/2016	678,010
5,000,000	New York, New York General Obligation Bonds
	(Series I-1)	5.000	4/1/2023	5,226,550
630,000	Triborough, New York Bridge and Tunnel Authority
	Revenue Bonds (Series Q) ÷	6.750	1/1/2009	642,209

	Total New York			104,572,943

North Carolina (1.9%)
1,475,000	North Carolina Eastern Municipal Power Agency
	Power System Prerefunded Revenue Bonds (Series A) ÷	6.000	1/1/2026	1,771,858
4,000,000	North Carolina Eastern Municipal Power Agency
	Power System Revenue Bonds	5.375	1/1/2017	4,191,040
2,375,000	North Carolina Eastern Municipal Power Agency
	Power System Revenue Bonds (Series B)	5.500	1/1/2021	2,393,359
5,000,000	North Carolina Eastern Municipal Power Agency
	Power System Revenue Bonds (Series D)	5.500	1/1/2014	5,388,400
2,000,000	North Carolina Eastern Municipal Power Agency
	Power System Revenue Bonds (Series D)	6.750	1/1/2026	2,106,940
250,000	North Carolina Municipal Power Agency #1 Catawba
	Electric Revenue Bonds (Series B)	6.500	1/1/2009	258,032
610,000	North Carolina Municipal Power Agency #1 Catawba
	Electric Revenue Bonds (Series B)	6.375	1/1/2013	645,069
4,000,000	North Carolina Municipal Power Agency #1 Catawba
	Electric Revenue Bonds (Series B) (MBIA Insured) !	6.000	1/1/2011	4,287,440
1,000,000	Wake County, North Carolina Industrial, Facilities,
	and Pollution Control Revenue Bonds (Carolina Power
	and Light Company Project)	5.375	2/1/2017	1,046,760

	Total North Carolina			22,088,898

North Dakota (0.9%)
3,500,000	Grand Forks, North Dakota Health Care System
	Revenue Bonds (Altru Health Systems Group) ÷	7.125	8/15/2024	3,866,555
2,945,000	South Central Regional Water District, North Dakota
	Utility System Revenue Bonds (Northern Burleigh
	County) (Series A)	5.650	10/1/2029	3,053,729
3,250,000	Ward County, North Dakota Health Care Facilities
	Revenue Bonds (Trinity Medical Center) (Series B)	6.250	7/1/2021	3,312,985

	Total North Dakota			10,233,269

The accompanying Notes to Financial Statements are an integral part of this schedule.

175

Municipal Bond Fund
Schedule of Investments as of October 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.3%)	Rate	Date	Value

Ohio (2.5%)
$875,000	Akron, Ohio Economic Development Revenue Bonds
	(MBIA Insured) !	6.000%	12/1/2012	$945,455
5,000,000	Buckeye, Ohio Tobacco Settlement Financing Authority
	Revenue Bonds (Series A-2)	5.125	6/1/2024	4,822,950
1,700,000	Cincinnati, Ohio General Obligation Bonds ÷	5.375	12/1/2019	1,796,611
2,000,000	Lorain County, Ohio Hospital Revenue Bonds
	(Catholic Healthcare Partners)	5.400	10/1/2021	2,087,840
2,000,000	Lucas County, Ohio Health Care Facilities Revenue
	Bonds (Sunset Retirement) (Series A)	6.550	8/15/2024	2,100,420
2,000,000	Montgomery County, Ohio Hospital Revenue Bonds
	(Kettering Medical Center) ÷	6.750	4/1/2018	2,170,420
2,500,000	Montgomery County, Ohio Hospital Revenue Bonds
	(Kettering Medical Center) ÷	6.750	4/1/2022	2,713,025
2,000,000	Ohio State Higher Education Faculty Revenue Bonds
	(Case Western Reserve University)	6.500	10/1/2020	2,393,340
2,000,000	Ohio State Turnpike Commission Turnpike Revenue
	Bonds (Series A) (FGIC Insured) !	5.500	2/15/2024	2,290,780
1,750,000	Port of Greater Cincinnati Development Authority
	Revenue Bonds	5.000	10/1/2025	1,741,722
1,610,000	Reynoldsburg, Ohio City School District General
	Obligation Bonds (FSA Insured) !	5.000	12/1/2028	1,676,058
2,115,000	University of Akron, Ohio General Receipts Revenue
	Bonds (FGIC Insured) ÷!	5.500	1/1/2020	2,225,678
2,545,000	University of Cincinnati, Ohio General Receipts
	Revenue Bonds (Series D) (AMBAC Insured) !	5.000	6/1/2016	2,713,454

	Total Ohio			29,677,753

Oklahoma (0.6%)
1,400,000	Bass, Oklahoma Memorial Baptist Hospital Authority
	Hospital Revenue Bonds (Bass Memorial
	Hospital Project) ÷	8.350	5/1/2009	1,461,712
1,040,000	Oklahoma Development Finance Authority Hospital
	Revenue Bonds (Unity Health Center Project)	5.000	10/1/2011	1,072,666
150,000	Oklahoma Housing Finance Agency Single Family
	Mortgage Revenue Bonds (Series C-2)
	(Subject to ‘AMT’)	7.550	9/1/2028	151,791
195,000	Oklahoma Housing Finance Agency Single Family
	Mortgage Revenue Bonds (Series D-2)
	(GNMA/FNMA Insured) (Subject to ‘AMT’) !	7.100	9/1/2028	197,599
1,500,000	Oklahoma State Municipal Power Authority Revenue
	Bonds (Series B) (MBIA Insured) !	5.875	1/1/2012	1,586,160
2,900,000	Payne County, Oklahoma Economic Development
	Authority Student Housing Revenue Bonds
	(Collegiate Housing Foundation) (Series A) ÷	6.375	6/1/2030	3,161,319

	Total Oklahoma			7,631,247

The accompanying Notes to Financial Statements are an integral part of this schedule.

176

Municipal Bond Fund
Schedule of Investments as of October 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.3%)	Rate	Date	Value

Pennsylvania (2.3%)
$945,000	Allegheny County, Pennsylvania Redevelopment
	Authority Tax Increment Tax Allocation Revenue Bonds
	(Waterfront Project) (Series B)	6.000%	12/15/2010	$980,674
2,045,000	Allegheny County, Pennsylvania Redevelopment
	Authority Tax Increment Tax Allocation Revenue
	Bonds (Waterfront Project) (Series C) ±÷	6.550	12/15/2017	2,194,837
2,575,000	Allegheny County, Pennsylvania Sanitation Authority
	Sewer Interest Compensatory Revenue Bonds
	(Series A) (FGIC Insured) ±!	Zero Coupon	6/1/2008	2,524,659
2,315,000	Carbon County, Pennsylvania Industrial
	Development Authority Revenue Bonds (Panther
	Creek Partners Project) (Subject to ‘AMT’)	6.650	5/1/2010	2,358,383
2,000,000	Cornwall Lebanon, Pennsylvania School District
	Capital Appreciation General Obligation Bonds
	(FSA Insured) !	Zero Coupon	3/15/2016	1,417,500
1,520,000	Cornwall Lebanon, Pennsylvania School District
	Capital Appreciation General Obligation Bonds
	(FSA Insured) !	Zero Coupon	3/15/2017	1,024,404
2,750,000	Cumberland County, Pennsylvania Municipal
	Authority Revenue Bonds (Diakon
	Lutheran Ministries)	5.000	1/1/2027	2,632,162
2,000,000	Cumberland County, Pennsylvania Municipal
	Authority Revenue Bonds (Diakon
	Lutheran Ministries)	5.000	1/1/2036	1,852,120
900,000	Delaware County, Pennsylvania Industrial
	Development Authority Revenue Bonds †	3.550	11/1/2007	900,000
2,000,000	Lancaster County, Pennsylvania Hospital Authority
	Revenue Bonds ÷	5.500	3/15/2026	2,191,340
3,170,000	Millcreek Township, Pennsylvania School District
	General Obligation Bonds (FGIC Insured) ÷!	Zero Coupon	8/15/2009	2,981,417
435,000	Montgomery County, Pennsylvania Higher
	Education and Health Authority Revenue Bonds
	(Foulkeways at Gwynedd Project) ÷	6.750	11/15/2024	466,933
1,880,000	Montgomery County, Pennsylvania Higher
	Education and Health Authority Revenue Bonds
	(Foulkeways at Gwynedd Project) ÷	6.750	11/15/2030	2,018,011
2,000,000	Philadelphia, Pennsylvania Authority for Industrial
	Development Revenue Bonds (Please Touch
	Museum Project)	5.250	9/1/2026	2,019,540
1,000,000	York County, Pennsylvania Solid Waste & Refuse
	Authority Solid Waste System Revenue Bonds
	(FGIC Insured) !	5.500	12/1/2012	1,087,340

	Total Pennsylvania			26,649,320

The accompanying Notes to Financial Statements are an integral part of this schedule.

177

Municipal Bond Fund
Schedule of Investments as of October 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.3%)	Rate	Date	Value

Puerto Rico (0.6%)
$6,655,000	Puerto Rico Industrial Tourist Educational Medical
	and Environmental Central Facilities Revenue Bonds
	(AES Cogen Facilities Project) (Subject to ‘AMT’)	6.625%	6/1/2026	$7,067,277

	Total Puerto Rico			7,067,277

South Carolina (1.6%)
1,000,000	Greenwood County, South Carolina Hospital
	Revenue Bonds (Self Memorial Hospital)	5.500	10/1/2026	1,030,710
4,000,000	Piedmont, South Carolina Municipal Power Agency
	Electric Revenue Bonds (FGIC Insured) !	6.250	1/1/2021	4,781,680
5,000,000	Piedmont, South Carolina Municipal Power Agency
	Electric Revenue Bonds (FGIC Insured) !	5.000	1/1/2022	5,005,450
4,895,000	South Carolina Jobs Economic Development
	Authority Hospital Facilities Prerefunded Revenue
	Bonds (Palmetto Health Alliance) (Series C) ÷	6.875	8/1/2027	5,686,130
605,000	South Carolina Jobs Economic Development
	Authority Hospital Facilities Prerefunded Revenue
	Bonds (Palmetto Health Alliance) (Series C) ÷	6.875	8/1/2027	702,780
2,000,000	Spartanburg, South Carolina Waterworks Revenue
	Bonds (FGIC Insured) ÷!	5.250	6/1/2028	2,184,220

	Total South Carolina			19,390,970

South Dakota (1.1%)
5,000,000	South Dakota Educational Enhancement Funding
	Corporation Tobacco Settlement Revenue Bonds
	(Series B)	6.500	6/1/2032	5,143,750
5,000,000	South Dakota State Health and Educational Facilities
	Authority Revenue Bonds	5.000	11/1/2040	4,983,950
1,170,000	South Dakota State Health and Educational Facilities
	Authority Revenue Bonds (Prairie Lakes Health
	Care System, Inc.)	5.625	4/1/2032	1,195,869
2,000,000	South Dakota State Health and Educational Facilities
	Authority Revenue Bonds (Prairie Lakes Health
	Care System, Inc.) (ACA/CBI Insured) !	5.650	4/1/2022	2,024,960

	Total South Dakota			13,348,529

Tennessee (1.4%)
2,000,000	Memphis-Shelby County, Tennessee Airport
	Authority Special Facilities and Project Revenue Bonds
	(Federal Express Corporation)	5.350	9/1/2012	2,090,460
4,500,000	Memphis-Shelby County, Tennessee Airport
	Authority Special Facilities Revenue Bonds
	(Federal Express Corporation)	5.050	9/1/2012	4,645,305

The accompanying Notes to Financial Statements are an integral part of this schedule.

178

Municipal Bond Fund
Schedule of Investments as of October 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.3%)	Rate	Date	Value

Tennessee — continued
$4,155,000	Metropolitan Government, Nashville and Davidson
	County, Tennessee Industrial Development Board
	Revenue Bonds (Series A) (GNMA Insured) !	6.625%	3/20/2036	$4,492,552
5,000,000	Shelby County, Tennessee Health Educational and
	Housing Facilities Board Revenue Bonds (St. Jude
	Children’s Research Project) ÷	5.375	7/1/2024	5,247,850

	Total Tennessee			16,476,167

Texas (8.5%)
7,000,000	Alliance Airport Authority, Texas Facilities Income
	Revenue Bonds	4.850	4/1/2021	6,891,290
2,000,000	Amarillo, Texas Health Facilities Corporation
	Revenue Bonds (Baptist St. Anthony’s Hospital
	Corporation) (FSA Insured) !	5.500	1/1/2017	2,216,660
2,165,000	Arlington, Texas Independent School District
	Capital Appreciation Refunding General Obligation
	Bonds (PSF/GTD Insured) !	Zero Coupon	2/15/2009	2,070,325
2,500,000	Austin, Texas Higher Education Authority University
	Revenue Bonds (St. Edward’s University Project) ÷	5.750	8/1/2031	2,646,875
2,250,000	Austin, Texas Utility System Revenue Bonds
	(FGIC Insured) !	6.000	11/15/2013	2,443,770
7,000,000	Austin, Texas Utility System Capital Appreciation
	Refunding Revenue Bonds (Financial Services
	Department) (Series A) (MBIA Insured) !	Zero Coupon	11/15/2008	6,755,420
8,100,000	Austin, Texas Utility System Capital Appreciation
	Refunding Revenue Bonds (Financial Services
	Department) (Series A) (MBIA Insured) !	Zero Coupon	11/15/2009	7,545,150
1,930,000	Bexar County, Texas Housing Finance Corporation
	Multi-Family Housing Revenue Bonds (Dymaxion
	and Marrach Park Apartments) (Series A)
	(MBIA Insured) !	6.000	8/1/2023	2,013,994
1,720,000	Bexar County, Texas Housing Finance Corporation
	Multi-Family Housing Revenue Bonds (Pan American
	Apartments) (Series A-1) (GNMA Insured) !	7.000	3/20/2031	1,892,292
1,000,000	Bluebonnet Trails Community Mental Health and
	Mental Retardation Revenue Bonds	6.125	12/1/2016	1,032,400
500,000	Corpus Christi, Texas General Obligation Bonds
	(Series A) (FSA Insured) !	5.000	3/1/2012	527,765
1,000,000	Dallas-Fort Worth, Texas International Airport
	Revenue Bonds (Series A) (MBIA Insured)
	(Subject to ‘AMT’) !	5.500	11/1/2016	1,060,270
500,000	Dallas-Fort Worth, Texas International Airport
	Revenue Bonds (Series A) (Subject to ‘AMT’)	5.500	11/1/2017	528,750
1,375,000	Deer Park, Texas Independent School District
	General Obligation Bonds (PSF/GTD Insured) !	5.000	2/15/2013	1,461,941

The accompanying Notes to Financial Statements are an integral part of this schedule.

179

Municipal Bond Fund
Schedule of Investments as of October 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.3%)	Rate	Date	Value

Texas — continued
$1,405,000	Denton, Texas Independent School District General
	Obligation Bonds (PSF/GTD Insured) !	6.250%	2/15/2009	$1,454,386
3,210,000	Denton, Texas Utility System Revenue Bonds
	(Series A) (FSA Insured) !	5.250	12/1/2015	3,430,431
205,000	Gulf Coast Waste Disposal Authority, Texas Pollution
	Control Revenue Bonds †	3.520	11/1/2007	205,000
7,000,000	Harris County, Houston, Texas General Obligation
	Bonds (MBIA Insured) !	Zero Coupon	8/15/2024	3,242,400
2,000,000	Harris County, Texas Health Facilities Development
	Authority Hospital Revenue Bonds (Memorial
	Hermann Healthcare Project) (Series A) ÷	6.375	6/1/2029	2,204,860
2,000,000	Houston, Texas Airport System Revenue Bonds
	(Series A) (FSA Insured) (Subject to ‘AMT’) !	5.625	7/1/2030	2,046,040
5,000,000	Houston, Texas Water and Sewer System Revenue
	Bonds (Series A) (FSA Insured) ÷!	5.750	12/1/2032	5,961,200
5,315,000	Lewisville, Texas Independent School District
	General Obligation Bonds (PSF/GTD Insured) !	Zero Coupon	8/15/2019	3,183,313
1,000,000	Lower Colorado River Authority, Texas Revenue
	Unrefunded Balance Revenue Bonds (Series A)	5.875	5/15/2015	1,043,590
370,000	Mesquite, Texas Independent School District General
	Obligation Bonds (Series A) (PSF/GTD Insured) !	6.000	2/15/2020	372,590
2,600,000	North Texas Health Facilities Development
	Corporation Hospital Revenue Bonds (United
	Regional Healthcare System, Inc.) ÷	6.000	9/1/2023	2,914,834
365,000	Nueces County, Texas Housing Finance Corporation
	Multi-Family Housing Revenue Bonds (Dolphins
	Landing Apartments Project) (Series A) ÷	6.250	7/1/2010	376,968
1,000,000	Ridge Parc Development Corporation, Texas
	Multifamily Revenue Bonds (GNMA Insured) !	6.100	6/20/2033	1,086,080
2,795,000	Ridge Parc Development Corporation, Texas
	Multifamily Revenue Bonds (GNMA Insured) !	6.150	11/20/2041	2,991,852
425,000	San Antonio, Texas General Obligation Bonds
	(General Improvements)	5.250	2/1/2014	445,438
1,000,000	San Antonio, Texas Water Revenue Bonds (FSA Insured) !	5.500	5/15/2018	1,070,950
1,000,000	San Antonio, Texas Water Revenue Bonds (FSA Insured) !	5.500	5/15/2019	1,070,520
1,000,000	San Antonio, Texas Water Revenue Bonds (FSA Insured) !	5.500	5/15/2020	1,070,090
1,160,000	San Leanna Education Facilities Corporation
	Higher Education Revenue Bonds (Saint Edward’s
	University Project) (Series 2007)	5.125	6/1/2024	1,168,248
11,615,000	Southeast Texas Housing Finance Corporation
	Revenue Bonds (MBIA Insured) ÷!	Zero Coupon	9/1/2017	7,669,849
1,410,000	Tarrant County, Texas College District General
	Obligation Bonds	5.375	2/15/2013	1,523,618
2,000,000	Tarrant County, Texas Cultural Educational Facilities
	Finance Corporation Revenue Bonds (Texas Health
	Resources) (Series A)	5.000	2/15/2023	2,041,540

The accompanying Notes to Financial Statements are an integral part of this schedule.

180

Municipal Bond Fund
Schedule of Investments as of October 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.3%)	Rate	Date	Value

Texas — continued
$4,315,000	Texas State Veterans Land Board General
	Obligation Bonds ÷	0.050%	7/1/2010	$3,932,389
315,000	Westlake, Texas General Obligation Bonds	6.500	5/1/2013	347,269
350,000	Westlake, Texas General Obligation Bonds	6.500	5/1/2015	387,356
335,000	Westlake, Texas General Obligation Bonds ÷	6.500	5/1/2017	389,089
1,650,000	Westlake, Texas General Obligation Bonds	5.750	5/1/2024	1,753,504
2,000,000	Westlake, Texas General Obligation Bonds ÷	5.800	5/1/2032	2,242,760
745,000	Wylie, Texas Independent School District General
	Obligation Bonds (PSF/GTD Insured) ÷!	6.875	8/15/2014	831,524
430,000	Wylie, Texas Independent School District General
	Obligation Bonds (PSF/GTD Insured) !	6.875	8/15/2014	479,459
3,280,000	Wylie, Texas Independent School District Unrefunded
	General Obligation Bonds (PSF/GTD Insured) !	7.000	8/15/2024	3,666,679

	Total Texas			99,690,728

Virginia (0.9%)
2,500,000	Fairfax County, Virginia Industrial Development
	Authority Revenue Bonds (Inova Health
	Systems Project)	5.250	8/15/2019	2,695,400
3,625,000	Fairfax County, Virginia Water Authority Water
	Revenue Bonds	5.000	4/1/2021	3,939,179
3,240,000	Tobacco Settlement Authority, Virginia Tobacco
	Settlement Revenue Bonds ÷	5.250	6/1/2019	3,375,270

	Total Virginia			10,009,849

Washington (4.9%)
1,000,000	Energy Northwest, Washington Electric Revenue
	Bonds (Columbia Generating) (Series A)
	(MBIA Insured) !	5.750	7/1/2018	1,085,100
6,000,000	Franklin County, Washington School District Bonds
	(MBIA Insured) !	5.250	12/1/2022	6,431,580
10,000,000	King County, Washington Sewer Revenue Bonds
	(Series B) (FSA Insured) !	5.500	1/1/2013	10,698,900
8,330,000	Tobacco Settlement Authority, Washington Tobacco
	Settlement Revenue Bonds	6.500	6/1/2026	8,730,590
5,620,000	Washington State Economic Development Finance
	Authority Lease Revenue Bonds (MBIA Insured) !	5.000	6/1/2030	5,808,270
2,955,000	Washington State General Obligation Bonds
	(Series 93A)	5.750	10/1/2012	3,111,260
45,000	Washington State General Obligation Bonds
	(Series 93A) ÷	5.750	10/1/2012	47,458
1,235,000	Washington State General Obligation Bonds
	(Series A and AT-6)	6.250	2/1/2011	1,287,846
5,000,000	Washington State General Obligation Bonds
	(Series A)	6.750	2/1/2015	5,672,950

The accompanying Notes to Financial Statements are an integral part of this schedule.

181

Municipal Bond Fund
Schedule of Investments as of October 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.3%)	Rate	Date	Value

Washington — continued
$5,000,000	Washington State General Obligation Bonds
	(Series A) (FSA Insured) !	5.000%	7/1/2021	$5,287,500
2,500,000	Washington State General Obligation Bonds
	(Series B and AT-7)	6.250	6/1/2010	2,667,000
2,000,000	Washington State General Obligation Bonds
	(Series B and AT-7)	6.000	6/1/2012	2,198,860
1,000,000	Washington State Health Care Facilities Authority
	Revenue Bonds (Series A)	5.000	12/1/2030	1,021,920
2,000,000	Washington State Health Care Facilities Authority
	Revenue Bonds (Swedish Health Services)
	(AMBAC Insured) !	5.125	11/15/2018	2,044,260
1,000,000	Washington State Housing Finance Commission
	Nonprofit Housing Revenue Bonds (Crista Ministries
	Projects) (Series A)	5.350	7/1/2014	1,005,370

	Total Washington			57,098,864

West Virginia (0.3%)
3,465,000	West Virginia State Water Development Authority
	Revenue Bonds (Series B-II) (FGIC Insured) !	5.000	11/1/2033	3,575,464

	Total West Virginia			3,575,464

Wisconsin (1.2%)
1,500,000	Wisconsin State Health and Educational Facilities
	Authority Revenue Bonds (Aurora Health Care)
	(Series B)	5.500	2/15/2015	1,530,390
1,000,000	Wisconsin State Health and Educational Facilities
	Authority Revenue Bonds (Eagle River Memorial
	Hospital, Inc. Project)	5.750	8/15/2020	1,045,060
1,000,000	Wisconsin State Health and Educational Facilities
	Authority Revenue Bonds (Franciscan Sisters
	Christian) (Series A) ÷	5.500	2/15/2018	1,015,490
2,000,000	Wisconsin State Health and Educational Facilities
	Authority Revenue Bonds (Marshfield Clinic)
	(Series B)	6.000	2/15/2025	2,058,160
2,000,000	Wisconsin State Health and Educational Facilities
	Authority Revenue Bonds (Watertown Memorial
	Hospital, Inc.)	5.500	8/15/2029	2,049,540
6,000,000	Wisconsin State Health and Educational Facilities
	Authority Revenue Bonds (Wheaton
	Franciscan Services) ÷	5.750	8/15/2025	6,555,840

	Total Wisconsin			14,254,480

The accompanying Notes to Financial Statements are an integral part of this schedule.

182

Municipal Bond Fund
Schedule of Investments as of October 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.3%)	Rate	Date	Value

Wyoming (0.6%)
$270,000	Lincoln County, Wyoming Pollution Control
	Revenue Bonds †	3.520%	11/1/2007	$270,000
5,825,000	Wyoming State Farm Loan Board Capital Facilities
	Revenue Bonds	5.750	10/1/2020	6,332,649

	Total Wyoming			6,602,649

	Total Long-Term Fixed Income
	(cost $1,102,700,446)			1,167,391,735

	Total Investments (cost $1,102,700,446) 99.3%			$1,167,391,735

	Other Assets and Liabilities, Net 0.7%			8,187,798

	Total Net Assets 100.0%			$1,175,579,533

> Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

† Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

§ Denotes investments purchased on a when-issued or delayed delivery basis.

± Designated as cover for long settling trades as discussed in the Notes to Financial Statements.

÷ Denotes securities that have been pre-refunded or escrowed to maturity. Under such an arrangement, money is deposited into an irrevocable escrow account and is used to purchase U.S. Treasury securities or government agency securities with maturing principals and interest earnings sufficient to pay all debt service requirements of the pre-refunded bonds.

! To reduce certain risks associated with securities issued by municipalities, which may include but are not limited to economic development in a specific industry or municipality, the principal and/or interest payments are guaranteed by the bond insurance company or Government agency identified.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$67,070,244
Gross unrealized depreciation	(2,408,838)

Net unrealized appreciation (depreciation)	$64,661,406
Cost for federal income tax purposes	$1,102,730,329

The accompanying Notes to Financial Statements are an integral part of this schedule.

183

Income Fund
Schedule of Investments as of October 31, 2007
Principal		Interest	Maturity
Amount	Long-Term Fixed Income (106.2%)	Rate	Date	Value

Asset-Backed Securities (8.6%)
$2,419,857	Bear Stearns Mortgage Funding Trust †~	5.012%	11/25/2007	$1,761,944
3,039,380	Capitalsource Commercial Loan Trust †~	5.127	11/20/2007	3,040,563
5,000,000	Countrywide Asset-Backed Certificates ~«	5.549	4/25/2036	4,948,585
3,000,000	Credit Based Asset Servicing and Securitization, LLC †~	4.982	11/25/2007	2,964,096
6,000,000	DaimlerChrysler Master Owner Trust ±†	5.141	11/15/2007	5,994,876
5,000,000	Discover Card Master Trust	5.650	3/16/2020	5,005,170
3,000,000	First Franklin Mortgage Loan Asset-Backed Certificates †‡	4.962	11/25/2007	2,895,879
2,000,790	First Horizon ABS Trust †‡«	5.032	11/25/2007	1,880,869
5,000,000	Ford Credit Floor Plan Master Owner Trust †‡	5.271	11/15/2007	4,971,440
6,000,000	GE Dealer Floorplan Master Note Trust ±†‡	5.037	11/20/2007	5,995,374
6,500,000	GMAC Mortgage Corporation Loan Trust †‡«	4.943	11/25/2007	6,463,327
6,000,000	GMAC Mortgage Corporation Loan Trust ±†«	4.962	11/25/2007	5,977,386
2,139,546	GMAC Mortgage Corporation Loan Trust †~«	4.972	11/25/2007	2,112,751
4,961,886	IndyMac Seconds Asset-Backed Trust ±†«	5.042	11/25/2007	4,761,064
7,250,000	Merna Re, Ltd. †‡≤	6.980	12/31/2007	7,239,850
3,957,567	Residential Funding Mortgage Securities II †‡«	5.002	11/25/2007	3,907,195

	Total Asset-Backed Securities			69,920,369

Basic Materials (2.0%)
2,970,000	Alcan, Inc. ‡	5.000	6/1/2015	2,856,668
2,500,000	BHP Billiton Finance, Ltd. ~	5.400	3/29/2017	2,456,448
1,000,000	Freeport-McMoRan Copper & Gold, Inc. †‡	8.394	4/1/2008	1,032,500
4,700,000	Glencore Funding, LLC ±≤	6.000	4/15/2014	4,718,053
2,980,000	Lubrizol Corporation	5.500	10/1/2014	2,922,605
2,000,000	Precision Castparts Corporation ‡	5.600	12/15/2013	2,049,452

	Total Basic Materials			16,035,726

Capital Goods (2.4%)
4,050,000	Caterpillar Financial Services Corporation ~	5.850	9/1/2017	4,127,720
1,600,000	CRH America, Inc. ‡	6.000	9/30/2016	1,576,098
2,219,000	Goodrich Corporation ~	6.800	7/1/2036	2,421,488
1,170,000	Lockheed Martin Corporation	6.150	9/1/2036	1,203,588
3,250,000	Oakmont Asset Trust ≤	4.514	12/22/2008	3,230,480
1,200,000	Owens Corning, Inc. ±	7.000	12/1/2036	1,121,293
2,513,021	Systems 2001 Asset Trust, LLC ≤	6.664	9/15/2013	2,588,412
3,000,000	United Technologies Corporation	4.875	5/1/2015	2,902,353

	Total Capital Goods			19,171,432

Collateralized Mortgage Obligations (5.2%)
6,386,550	Banc of America Mortgage Securities, Inc. ~	4.802	9/25/2035	6,298,173
3,000,000	Citigroup Mortgage Loan Trust, Inc. ~	5.536	3/25/2036	2,996,820
2,655,828	HomeBanc Mortgage Trust ~	5.987	4/25/2037	2,694,540
5,437,738	J.P. Morgan Mortgage Trust ~	5.010	7/25/2035	5,419,794
4,245,630	Merrill Lynch Mortgage Investors, Inc. ~	4.874	6/25/2035	4,229,624
3,854,623	Thornburg Mortgage Securities Trust †	4.963	11/25/2007	3,830,436
3,850,466	Wachovia Mortgage Loan Trust, LLC	5.575	5/20/2036	3,886,803

The accompanying Notes to Financial Statements are an integral part of this schedule.

184

Income Fund
Schedule of Investments as of October 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (106.2%)	Rate	Date	Value

Collateralized Mortgage Obligations — continued
$4,572,919	Washington Mutual Alternative Loan Trust †	5.683%	11/25/2007	$4,430,015
2,193,570	Washington Mutual Mortgage Pass-Through Certificates †	5.162	11/25/2007	2,154,933
3,290,293	Washington Mutual Mortgage Pass-Through Certificates	4.835	9/25/2035	3,261,013
2,870,700	Zuni Mortgage Loan Trust ±†	5.003	11/25/2007	2,851,636

	Total Collateralized Mortgage Obligations			42,053,787

Commercial Mortgage-Backed Securities (12.3%)
6,000,000	Banc of America Commercial Mortgage, Inc. ‡~	5.001	9/10/2010	5,968,968
2,588,997	Banc of America Commercial Mortgage, Inc. ~	4.037	11/10/2039	2,554,156
2,000,000	Banc of America Commercial Mortgage, Inc. ~	5.118	7/11/2043	1,988,528
4,000,000	Banc of America Large Loan Trust †~≤	5.201	11/15/2007	3,989,628
4,000,000	Banc of America Large Loan Trust †~≤	5.301	11/15/2007	3,982,200
3,000,000	Bear Stearns Commercial Mortgage Securities, Inc. †‡	5.241	11/15/2007	2,978,733
3,000,000	Bear Stearns Commercial Mortgage Securities, Inc. ±	5.835	9/11/2042	3,006,993
7,500,000	Citigroup Commercial Mortgage Trust †~≤	5.231	11/15/2007	7,449,825
7,000,000	Commercial Mortgage Pass-Through Certificates †‡≤	5.053	11/15/2007	6,927,319
201,057	Commercial Mortgage Pass-Through Certificates †≤	5.191	11/15/2007	200,762
4,000,000	Commercial Mortgage Pass-Through Certificates †‡≤	5.221	11/15/2007	3,952,988
4,000,000	Credit Suisse Mortgage Capital Certificates †‡≤	5.261	11/15/2007	3,980,024
6,500,000	Crown Castle International Corporation ±≤	5.245	11/15/2036	6,477,770
6,000,000	Greenwich Capital Commercial Funding Corporation ~	6.111	7/10/2038	6,147,744
2,750,000	J.P. Morgan Chase Commercial Mortgage
	Securities Corporation ‡	4.302	1/15/2038	2,672,997
5,978,488	J.P. Morgan Chase Commercial Mortgage
	Securities Corporation ‡	5.284	5/15/2047	5,958,317
5,000,000	J.P. Morgan Chase Commercial Mortgage
	Securities Corporation ‡	6.007	6/15/2049	5,067,580
2,311,943	Lehman Brothers “CALSTRS” Mortgage Trust ±≤	3.988	11/20/2012	2,309,906
6,500,000	Merrill Lynch Mortgage Trust	4.747	5/12/2043	6,156,820
5,500,000	Merrill Lynch Mortgage Trust	5.442	1/12/2044	5,385,567
10,000,000	Wachovia Bank Commercial Mortgage Trust †≤	5.211	11/15/2007	9,949,090
2,025,994	Washington Mutual Asset Securities Corporation ≤	3.830	1/25/2035	1,982,001

	Total Commercial Mortgage-Backed Securities			99,087,916

Communications Services (6.4%)
775,000	AT&T Corporation	8.000	11/15/2031	961,905
1,225,000	AT&T, Inc. ~	6.500	9/1/2037	1,292,154
1,925,000	British Telecom plc ~	9.125	12/15/2030	2,603,195
1,300,000	Comcast Corporation ~	5.900	3/15/2016	1,306,783
1,400,000	Comcast Corporation ±	6.300	11/15/2017	1,444,146
3,520,000	Comcast Corporation ~	5.875	2/15/2018	3,513,189
4,000,000	Cox Communications, Inc. ~	4.625	6/1/2013	3,810,288
770,000	Cox Communications, Inc. ~	5.450	12/15/2014	756,079
3,300,000	Intelsat Intermediate, Inc. >‡	Zero Coupon	2/1/2010	2,714,250
2,500,000	New Cingular Wireless Services, Inc. ‡~	8.125	5/1/2012	2,788,130
765,000	New Cingular Wireless Services, Inc. ‡	8.750	3/1/2031	989,201

The accompanying Notes to Financial Statements are an integral part of this schedule.

185

Income Fund
Schedule of Investments as of October 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (106.2%)	Rate	Date	Value

Communications Services — continued
$1,350,000	News America, Inc.	6.400%	12/15/2035	$1,341,172
2,960,000	Rogers Cable, Inc. ‡	5.500	3/15/2014	2,893,279
2,200,000	Rogers Cable, Inc. ±	6.750	3/15/2015	2,295,612
320,000	Rogers Cable, Inc. ±	8.750	5/1/2032	391,345
2,000,000	Rogers Wireless Communications, Inc. ‡	6.375	3/1/2014	2,043,086
1,800,000	Rogers Wireless Communications, Inc. ~	7.500	3/15/2015	1,950,903
2,900,000	Sprint Capital Corporation	6.900	5/1/2019	2,900,191
3,550,000	Telecom Italia Capital SA ±	5.250	11/15/2013	3,485,507
1,750,000	Telecom Italia Capital SA	5.250	10/1/2015	1,686,440
2,600,000	Telefonica Emisones SAU	6.221	7/3/2017	2,689,757
2,000,000	Time Warner Cable, Inc.	5.850	5/1/2017	1,982,928
1,150,000	Time Warner Entertainment Company, LP	8.375	3/15/2023	1,356,403
3,000,000	Verizon Communications, Inc. ±	5.550	2/15/2016	3,017,712
1,165,000	Verizon Communications, Inc.	5.500	4/1/2017	1,165,019

	Total Communications Services			51,378,674

Consumer Cyclical (2.6%)
4,100,000	D.R. Horton, Inc. ‡	6.500	4/15/2016	3,722,698
1,450,000	Federated Retail Holdings, Inc. ±	5.350	3/15/2012	1,413,644
1,850,000	Ford Motor Credit Company ‡	6.625	6/16/2008	1,841,734
700,000	JC Penney Corporation, Inc.	7.950	4/1/2017	781,495
310,000	JC Penney Corporation, Inc.	5.750	2/15/2018	300,165
1,360,000	JC Penney Corporation, Inc. ±	6.375	10/15/2036	1,297,090
2,300,000	McDonald’s Corporation	5.800	10/15/2017	2,322,427
2,650,000	Nissan Motor Acceptance Corporation ≤	5.625	3/14/2011	2,692,138
1,400,000	Rite Aid Corporation ≤	9.500	6/15/2017	1,295,000
2,631,762	SLM Private Credit Student Loan Trust †	5.704	12/15/2007	2,619,695
1,400,000	Station Casinos, Inc.	6.875	3/1/2016	1,158,500
1,930,000	Walmart Stores, Inc.	5.875	4/5/2027	1,891,605

	Total Consumer Cyclical			21,336,191

Consumer Non-Cyclical (4.4%)
800,000	AmerisourceBergen Corporation	5.625	9/15/2012	802,059
2,000,000	AmerisourceBergen Corporation ~	5.875	9/15/2015	1,979,536
4,700,000	AstraZeneca plc ~	5.400	9/15/2012	4,745,219
2,215,000	Baxter International, Inc. ~	5.900	9/1/2016	2,265,201
3,800,000	Bunge Limited Finance Corporation ~	5.350	4/15/2014	3,665,476
2,700,000	Cardinal Health, Inc. ‡≤	6.000	6/15/2017	2,755,085
3,500,000	Cargill, Inc. ‡≤	5.600	9/15/2012	3,535,231
2,400,000	Community Health Systems, Inc. ~≤	8.875	7/15/2015	2,430,000
1,000,000	General Mills, Inc. ‡	5.650	9/10/2012	1,015,534
2,200,000	Johnson & Johnson Company ‡	5.950	8/15/2037	2,300,890
1,500,000	Kroger Company ‡	6.400	8/15/2017	1,560,604
1,315,000	Procter & Gamble Company	5.550	3/5/2037	1,290,611
900,000	Safeway, Inc.	6.350	8/15/2017	931,698

The accompanying Notes to Financial Statements are an integral part of this schedule.

186

Income Fund
Schedule of Investments as of October 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (106.2%)	Rate	Date	Value

Consumer Non-Cyclical — continued
$2,000,000	Schering-Plough Corporation	6.000%	9/15/2017	$2,034,206
3,500,000	Tesco plc §≤	5.500	11/15/2017	3,460,418
910,000	Wyeth ±	5.950	4/1/2037	899,970

	Total Consumer Non-Cyclical			35,671,738

Energy (6.6%)
2,200,000	Apache Corporation ‡	5.250	4/15/2013	2,203,670
3,650,000	CenterPoint Energy Resources Corporation ~	6.125	11/1/2017	3,659,691
1,100,000	Consolidated Natural Gas Company ‡	5.000	12/1/2014	1,054,472
3,100,000	Enterprise Products Operating, LP ‡	5.600	10/15/2014	3,065,599
2,250,000	Enterprise Products Operating, LP ‡	6.300	9/15/2017	2,291,018
1,500,000	EOG Resources, Inc.	5.875	9/15/2017	1,530,926
1,800,000	Magellan Midstream Partners, LP	6.450	6/1/2014	1,871,201
1,600,000	Marathon Oil Corporation	6.000	10/1/2017	1,626,138
1,750,000	Mariner Energy, Inc.	8.000	5/15/2017	1,728,125
735,000	Nexen, Inc. ‡	5.650	5/15/2017	720,742
1,925,000	Nexen, Inc. ±	6.400	5/15/2037	1,915,336
1,750,000	Oneok Partners, LP	6.850	10/15/2037	1,828,356
2,000,000	Plains All American Pipeline, LP/PAA
	Finance Corporation ±	6.650	1/15/2037	2,038,770
1,500,000	Premcor Refining Group, Inc.	6.125	5/1/2011	1,541,360
1,850,000	Premcor Refining Group, Inc.	6.750	5/1/2014	1,924,971
5,175,000	Ras Laffan Liquefied Natural Gas Company, Ltd. II ≤	5.298	9/30/2020	4,997,394
2,000,000	Southern Natural Gas Company ≤	5.900	4/1/2017	1,959,114
2,400,000	Southern Star Central Corporation	6.750	3/1/2016	2,268,000
2,000,000	Transcontinental Gas Pipe Corporation	8.875	7/15/2012	2,245,000
600,000	Transcontinental Gas Pipe Corporation ±	6.400	4/15/2016	610,500
2,250,000	Valero Energy Corporation	6.125	6/15/2017	2,283,676
800,000	Valero Energy Corporation ±	6.625	6/15/2037	823,691
4,600,000	Western Oil Sands, Inc.	8.375	5/1/2012	5,111,750
1,900,000	XTO Energy, Inc.	5.300	6/30/2015	1,869,473
1,900,000	XTO Energy, Inc.	6.250	8/1/2017	1,969,831

	Total Energy			53,138,804

Financials (24.1%)
1,250,000	American Express Bank FSB	6.000	9/13/2017	1,261,715
1,450,000	American Express Centurion Bank	5.550	10/17/2012	1,464,014
2,500,000	American Express Company ~	6.150	8/28/2017	2,549,615
2,400,000	American International Group, Inc. ‡	6.250	3/15/2037	2,233,457
1,900,000	Archstone-Smith Operating Trust ~	5.625	8/15/2014	2,008,100
2,600,000	AXA SA ‡≤	6.463	12/14/2018	2,417,568
720,000	BAC Capital Trust XI	6.625	5/23/2036	730,830
2,400,000	BAC Capital Trust XIV ~	5.630	3/15/2012	2,264,098
500,000	Bank of America Corporation ~	6.000	9/1/2017	509,714
2,200,000	Bear Stearns Companies, Inc. ~	6.400	10/2/2017	2,192,863
2,100,000	BNP Paribas SA ~≤	5.186	6/29/2015	1,945,211

The accompanying Notes to Financial Statements are an integral part of this schedule.

187

Income Fund
Schedule of Investments as of October 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (106.2%)	Rate	Date	Value

Financials — continued
$715,000	Capital One Capital III	7.686%	8/15/2036	$693,019
1,540,000	Capital One Financial Corporation ‡	5.250	2/21/2017	1,420,636
3,500,000	Capmark Financial Group, Inc. ‡≤	6.300	5/10/2017	2,862,300
2,350,000	Citigroup, Inc.	5.300	10/17/2012	2,356,925
2,200,000	Citigroup, Inc. ~	6.000	8/15/2017	2,242,275
1,000,000	Corestates Capital Trust I ≤	8.000	12/15/2026	1,035,799
4,500,000	Countrywide Financial Corporation ~	5.800	6/7/2012	3,874,576
8,600,000	Countrywide Financial Corporation, Convertible †‡≤	1.743	1/15/2008	7,612,720
1,200,000	Coventry Health Care, Inc. ‡	5.875	1/15/2012	1,208,508
1,000,000	Coventry Health Care, Inc. ‡	6.125	1/15/2015	996,872
1,000,000	Coventry Health Care, Inc. ‡	5.950	3/15/2017	973,374
3,200,000	Credit Agricole SA £	6.637	5/31/2017	3,041,190
1,900,000	Deluxe Corporation ‡	7.375	6/1/2015	1,881,000
2,800,000	Endurance Specialty Holdings, Ltd. ±	6.150	10/15/2015	2,741,726
1,500,000	ERP Operating, LP ~	5.125	3/15/2016	1,406,262
1,625,000	General Electric Capital Corporation	5.720	8/22/2011	1,632,171
3,200,000	General Electric Capital Corporation	4.375	3/3/2012	3,108,122
1,630,000	General Electric Capital Corporation	5.625	9/15/2017	1,645,886
700,000	General Electric Capital Corporation ~	6.150	8/7/2037	725,329
3,295,000	General Motors Acceptance Corporation	6.875	9/15/2011	3,036,712
4,600,000	General Motors Acceptance Corporation, LLC ‡	6.000	12/15/2011	4,081,378
3,500,000	Goldman Sachs Group, Inc.	6.600	1/15/2012	3,666,820
3,500,000	Goldman Sachs Group, Inc. ±	5.125	1/15/2015	3,383,681
700,000	Goldman Sachs Group, Inc.	6.750	10/1/2037	702,640
2,500,000	HSBC Capital Funding, LP/Jersey Channel Islands ±≤	9.547	6/30/2010	2,727,635
815,000	HSBC Holdings plc ‡	6.500	5/2/2036	804,586
2,095,000	International Lease Finance Corporation ‡	5.750	6/15/2011	2,115,896
3,350,000	iStar Financial, Inc. ‡	5.850	3/15/2017	2,988,800
1,700,000	J.P. Morgan Chase & Company ‡	5.750	1/2/2013	1,730,163
2,940,000	J.P. Morgan Chase Bank NA ‡	5.875	6/13/2016	2,974,410
5,000,000	Keybank National Association	5.500	9/17/2012	4,974,805
2,000,000	Lehman Brothers Holdings, Inc.	5.250	2/6/2012	1,973,072
3,500,000	Lehman Brothers Holdings, Inc. ‡	6.000	7/19/2012	3,548,492
1,550,000	Lehman Brothers Holdings, Inc.	7.000	9/27/2027	1,582,942
1,830,000	Liberty Property, LP	5.500	12/15/2016	1,722,588
3,795,000	Lincoln National Corporation ‡	7.000	5/17/2016	3,897,936
950,000	Merrill Lynch & Company, Inc. ~	6.050	8/15/2012	964,063
1,500,000	Merrill Lynch & Company, Inc. *	6.050	5/16/2016	1,487,181
850,000	Merrill Lynch & Company, Inc. ±	6.110	1/29/2037	781,633
4,420,000	Mitsubishi UFG Capital Finance, Ltd. ±	6.346	7/25/2016	4,214,218
1,600,000	Morgan Stanley	4.000	1/15/2010	1,563,645
1,000,000	Morgan Stanley ~	6.250	8/28/2017	1,023,868
2,280,000	Morgan Stanley *~	6.250	8/9/2026	2,247,182
3,850,000	Nationwide Health Properties, Inc.	6.250	2/1/2013	3,875,814
3,318,137	Preferred Term Securities XXIII, Ltd. ±†≤	5.894	12/24/2007	3,168,821
2,050,000	ProLogis ~	5.500	4/1/2012	2,024,156

The accompanying Notes to Financial Statements are an integral part of this schedule.

188

Income Fund
Schedule of Investments as of October 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (106.2%)	Rate	Date	Value

Financials — continued
$1,400,000	ProLogis ±	5.625%	11/15/2015	$1,360,414
725,000	Prudential Financial, Inc. ±	5.900	3/17/2036	683,184
725,000	Prudential Financial, Inc. ±	5.700	12/14/2036	672,696
1,600,000	QBE Capital Funding II, LP ~≤	6.797	6/1/2017	1,564,797
2,250,000	RBS Capital Trust I ±	5.512	9/30/2014	2,107,683
1,500,000	Regency Centers, LP	5.875	6/15/2017	1,459,816
3,100,000	Reinsurance Group of America, Inc.	5.625	3/15/2017	3,019,865
3,120,000	Residential Capital Corporation †‡	7.314	11/2/2007	2,433,600
2,200,000	Residential Capital Corporation †‡≤	8.044	1/17/2008	1,364,000
4,340,000	Residential Capital Corporation	7.500	4/17/2013	3,168,200
4,900,000	Residential Capital, LLC ‡	7.500	6/1/2012	3,577,000
4,000,000	Resona Bank, Ltd. ‡≤	5.850	4/15/2016	3,705,704
700,000	Santander Perpetual SA Unipersonal ≤	6.671	10/24/2017	697,050
2,250,000	Simon Property Group, LP ±	4.600	6/15/2010	2,209,131
1,400,000	Simon Property Group, LP	5.375	6/1/2011	1,397,553
1,485,000	Simon Property Group, LP	5.750	12/1/2015	1,455,872
2,875,000	SLM Corporation	5.400	10/25/2011	2,660,401
2,340,000	SMFG Preferred Capital GBP 1, Ltd. ≤	6.078	1/25/2017	2,188,859
4,190,000	Student Loan Marketing Corporation ‡	4.500	7/26/2010	3,923,051
2,600,000	Swiss RE Capital I, LP ≤	6.854	5/25/2016	2,622,378
550,000	Travelers Companies, Inc. ±	6.250	6/15/2037	542,642
2,000,000	Travelers Property Casualty Corporation	5.000	3/15/2013	1,958,846
1,500,000	United Health Group ≤	6.500	6/15/2037	1,537,870
2,420,000	Wachovia Bank NA	4.875	2/1/2015	2,308,090
2,225,000	Wachovia Capital Trust III	5.800	3/15/2011	2,207,318
2,350,000	Wachovia Corporation *	5.300	10/15/2011	2,348,743
1,030,000	Washington Mutual Bank FA	5.125	1/15/2015	923,921
800,000	Washington Mutual Preferred Funding ≤	6.665	12/15/2016	608,000
4,600,000	Washington Mutual Preferred Funding II ≤	6.895	6/15/2012	3,496,000
4,000,000	WellPoint, Inc. ‡	5.000	12/15/2014	3,846,436
2,940,000	Willis North America, Inc.	6.200	3/28/2017	2,966,845
1,925,000	XL Capital, Ltd. ±	6.250	5/15/2027	1,780,192

	Total Financials			195,095,169

Foreign (0.4%)
2,800,000	Pemex Finance, Ltd. ‡	9.030	2/15/2011	2,972,200

	Total Foreign			2,972,200

Mortgage-Backed Securities (9.5%)
3,000,000	Federal National Mortgage Association Conventional
	30-Yr. Pass Through §	5.500	11/1/2037	2,955,936
57,000,000	Federal National Mortgage Association Conventional
	30-Yr. Pass Through §~	6.000	11/1/2037	57,409,710
16,000,000	Federal National Mortgage Association Conventional
	30-Yr. Pass Through §	6.500	11/1/2037	16,375,008

	Total Mortgage-Backed Securities			76,740,654

The accompanying Notes to Financial Statements are an integral part of this schedule.

189

Income Fund
Schedule of Investments as of October 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (106.2%)	Rate	Date	Value

Technology (0.6%)
$3,500,000	IBM International Group Capital, LLC	5.050%	10/22/2012	$3,498,408
1,250,000	International Business Machines Corporation	5.700	9/14/2017	1,268,732

	Total Technology			4,767,140

Transportation (5.3%)
1,800,000	Burlington Northern Santa Fe Corporation ~	7.000	12/15/2025	1,944,976
2,192,159	Continental Airlines, Inc. ‡	7.875	7/2/2018	2,131,875
2,250,000	Continental Airlines, Inc. ‡	5.983	4/19/2022	2,211,908
4,500,000	Delta Air Lines, Inc. ‡	7.111	9/18/2011	4,595,625
1,000,000	FedEx Corporation	3.500	4/1/2009	976,465
4,438,963	FedEx Corporation	6.720	1/15/2022	4,652,034
1,750,000	Hertz Corporation ‡	8.875	1/1/2014	1,802,500
3,650,000	Kansas City Southern de Mexico SA de CV ~≤	7.375	6/1/2014	3,650,000
2,260,000	Norfolk Southern Corporation	5.640	5/17/2029	2,099,126
9,250,000	Northwest Airlines, Inc.	6.841	4/1/2011	9,330,938
3,015,136	Piper Jaffray Equipment Trust Securities ~≤	6.750	4/1/2011	2,939,758
6,500,000	Union Pacific Corporation	5.450	1/31/2013	6,501,092

	Total Transportation			42,836,297

U.S. Government (9.1%)
3,250,000	Federal Home Loan Mortgage Corporation ~	5.000	12/14/2018	3,185,757
7,500,000	Federal National Mortgage Association *	5.300	2/22/2011	7,514,505
800,000	U.S. Treasury Bonds *	6.250	8/15/2023	928,500
1,020,000	U.S. Treasury Bonds ‡	7.625	2/15/2025	1,356,680
1,500,000	U.S. Treasury Bonds *	4.750	2/15/2037	1,499,180
7,500,000	U.S. Treasury Notes	4.500	5/15/2017	7,521,682
5,100,000	U.S. Treasury Notes *	4.750	8/15/2017	5,212,358
30,334,975	U.S. Treasury Notes, TIPS *	2.000	7/15/2014	30,325,510
10,250,000	U.S. Treasury Principal Strips *	Zero Coupon	2/15/2013	8,239,985
17,000,000	U.S. Treasury Principal Strips ‡	Zero Coupon	11/15/2022	8,172,597

	Total U.S. Government			73,956,754

U.S. Municipal (0.9%)
945,000	California Infrastructure & Economic Bank
	Revenue Bonds ÷~	5.000	7/1/2036	1,028,169
2,500,000	Little Rock, Arkansas Sewer Revenue Bonds	5.000	10/1/2037	2,598,925
3,500,000	Missouri Joint Municipal Electric Utility
	Commission Revenue Bonds (Power Project)	5.000	1/1/2032	3,621,975

	Total U.S. Municipal			7,249,069

The accompanying Notes to Financial Statements are an integral part of this schedule.

190

Income Fund
Schedule of Investments as of October 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (106.2%)	Rate	Date	Value

Utilities (5.8%)
$2,000,000	Baltimore Gas & Electric Company ~	5.900%	10/1/2016	$2,004,122
1,250,000	Carolina Power & Light, Inc.	5.150	4/1/2015	1,231,141
2,635,000	Cleveland Electric Illuminating Company ~≤	7.430	11/1/2009	2,743,391
1,065,000	Cleveland Electric Illuminating Company ‡	5.700	4/1/2017	1,040,801
1,885,000	Commonwealth Edison Company ~	5.400	12/15/2011	1,890,940
2,170,000	Commonwealth Edison Company ~	7.500	7/1/2013	2,316,534
1,000,000	Commonwealth Edison Company	6.150	9/15/2017	1,020,724
1,500,000	DTE Energy Company ‡	6.375	4/15/2033	1,512,579
2,000,000	Exelon Corporation	4.900	6/15/2015	1,876,436
2,000,000	ITC Holdings Corporation ‡≤	5.875	9/30/2016	2,000,690
1,600,000	MidAmerican Energy Holdings Company ~	6.125	4/1/2036	1,582,261
2,200,000	MidAmerican Energy Holdings Company	6.500	9/15/2037	2,256,258
1,700,000	Nevada Power Company ‡	6.750	7/1/2037	1,776,560
4,100,000	NiSource Finance Corporation ~	7.875	11/15/2010	4,387,927
1,700,000	Nisource Finance Corporation ±	6.400	3/15/2018	1,727,608
1,500,000	NRG Energy, Inc.	7.250	2/1/2014	1,500,000
1,000,000	NRG Energy, Inc. ‡	7.375	2/1/2016	997,500
950,000	Ohio Edison Company ±	6.875	7/15/2036	994,920
1,108,314	Power Contract Financing, LLC ~≤	6.256	2/1/2010	1,125,127
1,880,473	Power Receivables Finance, LLC ≤	6.290	1/1/2012	1,937,451
725,000	Progress Energy, Inc.	7.000	10/30/2031	791,345
3,200,000	PSEG Power, LLC ‡	5.000	4/1/2014	3,077,866
1,360,000	PSI Energy, Inc. ±	5.000	9/15/2013	1,324,968
1,730,000	Southwestern Public Service Company	6.000	10/1/2036	1,670,568
750,000	TXU Corporation	5.550	11/15/2014	585,004
1,600,000	Union Electric Company ±	6.400	6/15/2017	1,685,634
1,585,000	Virginia Electric & Power Company	6.000	1/15/2036	1,557,759
700,000	Virginia Electric and Power Company	5.950	9/15/2017	714,645

	Total Utilities			47,330,759

	Total Long-Term Fixed Income (cost $867,319,158)			858,742,679

		Strike	Expiration
Contracts	Options Purchased (0.2%)	Price	Date	Value

1,275	Call on U.S. Treasury Bond Futures	$110	11/20/2007	$757,031
350	Put on Crude Oil Futures	85	12/13/2007	511,000

	Total Options Purchased (cost $1,940,191)			1,268,031

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (7.3%)	Rate (+)	Date	Value

58,963,653	Thrivent Financial Securities Lending Trust	5.050%	N/A	$58,963,653

	Total Collateral Held for Securities Loaned
	(cost $58,963,653)			58,963,653

The accompanying Notes to Financial Statements are an integral part of this schedule.

191

Income Fund
Schedule of Investments as of October 31, 2007

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (3.5%)	Rate (+)	Date	Value

$8,275,000	GOVCO, Inc.	4.900%	11/1/2007	$8,275,000
3,180,000	Kitty Hawk Funding Corporation	4.980	11/19/2007	3,172,082
17,265,511	Thrivent Money Market Fund	5.020	N/A	17,265,511

	Total Short-Term Investments (at amortized cost)			28,712,593

	Total Investments (cost $956,935,595) 117.2%			$947,686,956

	Other Assets and Liabilities, Net (17.2%)			(139,271,181)

	Total Net Assets 100.0%			$808,415,775

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures	Long/(Short)	Date	Amount	Value	Gain/(Loss)

5-Yr. U.S. Treasury Bond Futures	755	December 2007	$80,610,353	$81,044,531	$434,178
10-Yr. U.S. Treasury Bond Futures	(775)	December 2007	(85,065,482)	(85,262,113)	(196,631)
20-Yr. U.S. Treasury Bond Futures	(205)	December 2007	(23,010,627)	(23,081,719)	(71,092)
Total Futures					$166,455

	Number of	Exercise	Expiration		Unrealized
Call Options Written	Contracts	Price	Date	Value	Gain/(Loss)

Federal National Mortgage Association
Conventional 30-Yr. Pass Through	37	$101.08	November 2007	($46,250)	$34,688
Total Call Options Written					$34,688

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

> Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

† Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

§ Denotes investments purchased on a when-issued or delayed delivery basis.

± Designated as cover for long settling trades as discussed in the Notes to Financial Statements.

‡ At October 31, 2007, $1,588,053 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $194,869,114 of investments were earmarked as collateral to cover open financial futures contracts.

~ All or a portion of the security was earmarked as collateral to cover options.

÷ Denotes securities that have been pre-refunded or escrowed to maturity. Under such an arrangement, money is deposited into an irrevocable escrow account and is used to purchase U.S. Treasury securities or government agency securities with maturing principals and interest earnings sufficient to pay all debt service requirements of the pre-refunded bonds.

≤ Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been determined to be liquid under the guidelines established by the Fund’s Board of Trustees and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2007, the value of these investments was $149,095,010 or 18.4% of total net assets.

« All or a portion of the security is insured or guaranteed.

Definitions:

TIPS — Treasury Inflation Protected Security.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$7,647,139
Gross unrealized depreciation	(16,983,972)

Net unrealized appreciation (depreciation)	($9,336,833)
Cost for federal income tax purposes	$957,023,789

The accompanying Notes to Financial Statements are an integral part of this schedule.

192

Core Bond Fund
Schedule of Investments as of October 31, 2007
Principal		Interest	Maturity
Amount	Long-Term Fixed Income (118.8%)	Rate	Date	Value

Asset-Backed Securities (21.5%)
$5,000,000	AmeriCredit Automobile Receivables Trust †‡«	5.202%	11/6/2007	$4,984,690
2,096,676	Associates Manufactured Housing Contract
	Pass-Through Certificates ‡	7.900	3/15/2027	2,140,429
2,110,616	Bear Stearns Asset-Backed Securities, Inc. †~	5.112	11/25/2007	2,105,941
2,419,857	Bear Stearns Mortgage Funding Trust ±†~	5.012	11/25/2007	1,761,944
935,901	CIT Equipment Collateral ~	4.420	5/20/2009	934,711
3,000,000	Citibank Credit Card Issuance Trust	5.650	9/20/2019	3,021,618
3,500,000	Countrywide Asset-Backed Certificates ±‡«	5.549	4/25/2036	3,464,010
4,000,000	Credit Based Asset Servicing and Securitization, LLC †‡	4.982	11/25/2007	3,952,128
2,500,000	Credit Based Asset Servicing and Securitization, LLC ±‡	5.501	12/25/2036	2,470,652
5,000,000	DaimlerChrysler Master Owner Trust ±†~	5.141	11/15/2007	4,995,730
3,500,000	Discover Card Master Trust ~	5.650	3/16/2020	3,503,619
2,500,000	First Franklin Mortgage Loan Asset-Backed Certificates ±†	4.962	11/25/2007	2,413,232
3,219,925	First Horizon ABS Trust †‡«	5.002	11/25/2007	3,022,495
2,667,721	First Horizon ABS Trust †‡«	5.032	11/25/2007	2,507,826
5,000,000	GE Dealer Floorplan Master Note Trust ±†	5.037	11/20/2007	4,996,145
4,000,000	GMAC Mortgage Corporation Loan Trust ±†«	4.943	11/25/2007	3,977,432
5,000,000	GMAC Mortgage Corporation Loan Trust †‡«	4.962	11/25/2007	4,981,155
1,283,728	GMAC Mortgage Corporation Loan Trust †‡«	4.972	11/25/2007	1,267,650
1,137,926	Green Tree Financial Corporation ±	7.650	10/15/2027	1,181,306
423,971	Master Asset-Backed Securities Trust †	4.952	11/25/2007	423,344
2,300,000	Merna Re, Ltd. †≤	6.980	12/31/2007	2,296,780
1,940,102	National Collegiate Student Loan Trust †	4.932	11/25/2007	1,941,569
668,887	PG&E Energy Recovery Funding, LLC ~	3.870	6/25/2011	662,683
403,401	Popular ABS Mortgage Pass-Through Trust †~	5.002	11/25/2007	402,841
628,290	Popular ABS Mortgage Pass-Through Trust ±	4.000	12/25/2034	619,495
5,000,000	Renaissance Home Equity Loan Trust ±	5.608	5/25/2036	4,944,865
585,433	Residential Asset Securities Corporation ~	4.160	7/25/2030	578,641
3,166,054	Residential Funding Mortgage Securities II †‡«	5.002	11/25/2007	3,125,756
1,206,532	SLM Student Loan Trust †‡	5.094	1/25/2008	1,204,138
5,000,000	Textron Financial Floorplan Master Note Trust ±†≤	5.211	11/13/2007	4,997,525
3,686,453	Wachovia Asset Securitization, Inc. †‡≤«	5.013	11/25/2007	3,610,479

	Total Asset-Backed Securities			82,490,829

Basic Materials (0.8%)
1,020,000	Alcan, Inc. ~	5.000	6/1/2015	981,078
2,000,000	Precision Castparts Corporation ±	5.600	12/15/2013	2,049,452

	Total Basic Materials			3,030,530

The accompanying Notes to Financial Statements are an integral part of this schedule.

193

Core Bond Fund
Schedule of Investments as of October 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (118.8%)	Rate	Date	Value

Capital Goods (2.0%)
$940,000	Caterpillar Financial Services Corporation ±	5.850%	9/1/2017	$958,039
890,000	Goodrich Corporation ±	6.290	7/1/2016	924,171
1,500,000	John Deere Capital Corporation ‡	5.350	1/17/2012	1,508,763
410,000	Lockheed Martin Corporation ±	6.150	9/1/2036	421,770
2,750,000	Oakmont Asset Trust ±≤	4.514	12/22/2008	2,733,484
1,150,000	United Technologies Corporation ‡	4.875	5/1/2015	1,112,569

	Total Capital Goods			7,658,796

Collateralized Mortgage Obligations (6.9%)
3,991,594	Banc of America Mortgage Securities, Inc. ±‡	4.802	9/25/2035	3,936,358
2,655,828	HomeBanc Mortgage Trust ±	5.987	4/25/2037	2,694,540
3,837,823	J.P. Morgan Alternative Loan Trust ±	5.796	3/25/2036	3,868,099
3,538,025	Merrill Lynch Mortgage Investors, Inc. ±‡	4.874	6/25/2035	3,524,687
986,660	National Collegiate Student Loan Trust †~	4.942	11/25/2007	986,608
3,083,699	Thornburg Mortgage Securities Trust †~	4.963	11/25/2007	3,064,348
3,193,343	Thornburg Mortgage Securities Trust ±†	4.983	11/25/2007	3,154,531
3,290,293	Washington Mutual Mortgage Pass-Through Certificates ‡	4.835	9/25/2035	3,261,013
1,913,800	Zuni Mortgage Loan Trust †~	5.003	11/25/2007	1,901,091

	Total Collateralized Mortgage Obligations			26,391,275

Commercial Mortgage-Backed Securities (17.1%)
5,000,000	Banc of America Commercial Mortgage, Inc. ±‡~	6.085	6/11/2035	5,060,670
5,000,000	Bear Stearns Commercial Mortgage Securities, Inc. †~	5.241	11/15/2007	4,964,555
1,750,000	Bear Stearns Commercial Mortgage Securities, Inc. ±	5.835	9/11/2042	1,754,079
711,449	Citigroup Commercial Mortgage Trust ±†≤	5.161	11/15/2007	710,031
167,548	Commercial Mortgage Pass-Through Certificates ±†≤	5.191	11/15/2007	167,302
4,000,000	Commercial Mortgage Pass-Through Certificates †‡≤	5.221	11/15/2007	3,952,988
4,000,000	Credit Suisse Mortgage Capital Certificates †~≤	5.261	11/15/2007	3,980,024
4,000,000	Crown Castle International Corporation ‡≤	5.245	11/15/2036	3,986,320
3,778,026	First Union National Bank Commercial Mortgage Trust ±	7.390	12/15/2031	3,919,766
5,000,000	Goldman Sachs Mortgage Securities Corporation ±	5.560	11/10/2039	4,974,780
3,000,000	GS Mortgage Securities Corporation II ±†	5.252	11/6/2007	2,975,268
4,700,000	J.P. Morgan Chase Commercial Mortgage
	Securities Corporation ~	5.198	12/15/2044	4,694,778
3,686,734	J.P. Morgan Chase Commercial Mortgage
	Securities Corporation ‡	5.284	5/15/2047	3,674,295
2,500,000	J.P. Morgan Chase Commercial Mortgage
	Securities Corporation ‡	6.007	6/15/2049	2,533,790
5,500,000	LB-UBS Commercial Mortgage Trust ±	4.187	8/15/2029	5,422,698
3,500,000	Merrill Lynch Mortgage Trust	4.747	5/12/2043	3,315,210
3,250,000	Merrill Lynch Mortgage Trust ±	5.442	1/12/2044	3,182,380
3,500,000	TIAA Real Estate CDO, Ltd. ±	5.823	8/15/2039	3,545,143
3,038,991	Washington Mutual Asset Securities Corporation ~≤	3.830	1/25/2035	2,973,002

	Total Commercial Mortgage-Backed Securities			65,787,079

The accompanying Notes to Financial Statements are an integral part of this schedule.

194

Core Bond Fund
Schedule of Investments as of October 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (118.8%)	Rate	Date	Value

Communications Services (2.2%)
$300,000	AT&T, Inc. ±	6.500%	9/1/2037	$316,446
500,000	British Telecom plc ‡	9.125	12/15/2030	676,154
1,300,000	Comcast Corporation ‡	5.875	2/15/2018	1,297,484
520,000	New Cingular Wireless Services, Inc. ~	8.750	3/1/2031	672,398
510,000	News America, Inc. ±	6.400	12/15/2035	506,665
705,000	Rogers Cable, Inc. ~	5.500	3/15/2014	689,109
975,000	Rogers Cable, Inc. ±	6.750	3/15/2015	1,017,374
130,000	Rogers Cable, Inc. ‡	8.750	5/1/2032	158,984
775,000	Sprint Capital Corporation ~	6.900	5/1/2019	775,051
1,175,000	Telecom Italia Capital SA ‡	5.250	10/1/2015	1,132,324
990,000	Verizon Communications, Inc. ±	5.550	2/15/2016	995,845

	Total Communications Services			8,237,834

Consumer Cyclical (1.5%)
1,080,000	D.R. Horton, Inc. ±	6.500	4/15/2016	980,613
1,250,000	Ford Motor Credit Company ±	6.625	6/16/2008	1,244,415
925,000	JC Penney Corporation, Inc. ~	5.750	2/15/2018	895,653
750,000	Nissan Motor Acceptance Corporation ~	4.625	3/8/2010	743,455
1,110,000	Nissan Motor Acceptance Corporation ±≤	5.625	3/14/2011	1,127,650
800,000	Walmart Stores, Inc. ~	5.875	4/5/2027	784,085

	Total Consumer Cyclical			5,775,871

Consumer Non-Cyclical (1.7%)
765,000	Baxter International, Inc. ±‡	5.900	9/1/2016	782,338
750,000	Johnson & Johnson Company ±	5.950	8/15/2037	784,394
800,000	Kroger Company	6.400	8/15/2017	832,322
575,000	Procter & Gamble Company ~	5.550	3/5/2037	564,335
1,200,000	Schering-Plough Corporation	6.000	9/15/2017	1,220,524
800,000	Tesco plc §≤	5.500	11/15/2017	790,953
1,000,000	Wyeth ‡	6.950	3/15/2011	1,058,812
340,000	Wyeth ‡	5.950	4/1/2037	336,253

	Total Consumer Non-Cyclical			6,369,931

Energy (1.7%)
1,400,000	Apache Corporation ‡	5.250	4/15/2013	1,402,335
1,150,000	CenterPoint Energy Resources Corporation	6.125	11/1/2017	1,153,053
1,000,000	EOG Resources, Inc. ~	5.875	9/15/2017	1,020,617
900,000	Nexen, Inc. ±	5.650	5/15/2017	882,541
575,000	Plains All American Pipeline, LP/PAA
	Finance Corporation ±	6.650	1/15/2037	586,146
1,500,000	Ras Laffan Liquefied Natural Gas Company, Ltd. II ±≤	5.298	9/30/2020	1,448,520

	Total Energy			6,493,212

The accompanying Notes to Financial Statements are an integral part of this schedule.

195

Core Bond Fund
Schedule of Investments as of October 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (118.8%)	Rate	Date	Value

Financials (14.1%)
$500,000	American Express Bank FSB ‡	6.000%	9/13/2017	$504,686
750,000	American Express Company ~	6.150	8/28/2017	764,884
1,005,000	American International Group, Inc. ~	6.250	3/15/2037	935,260
125,000	BAC Capital Trust XI ‡	6.625	5/23/2036	126,880
1,000,000	BAC Capital Trust XIV	5.630	3/15/2012	943,374
1,000,000	Bank of America Corporation ‡	6.000	9/1/2017	1,019,429
800,000	Bear Stearns Companies, Inc. ~	6.400	10/2/2017	797,405
440,000	Capital One Capital III ±	7.686	8/15/2036	426,473
1,150,000	Capmark Financial Group, Inc. ‡≤	5.875	5/10/2012	1,032,432
400,000	Capmark Financial Group, Inc. ±≤	6.300	5/10/2017	327,120
1,750,000	Citigroup, Inc. ‡	5.300	10/17/2012	1,755,157
1,250,000	Corestates Capital Trust I ±≤	8.000	12/15/2026	1,294,749
1,145,000	Countrywide Financial Corporation ±	5.800	6/7/2012	985,864
2,100,000	Countrywide Financial Corporation, Convertible †≤	1.743	1/15/2008	1,858,920
355,000	General Electric Capital Corporation ±	5.720	8/22/2011	356,567
2,225,000	General Electric Capital Corporation ±‡	4.375	3/3/2012	2,161,116
450,000	General Electric Capital Corporation ±	5.625	9/15/2017	454,386
500,000	General Motors Acceptance Corporation ‡	6.875	9/15/2011	460,806
1,700,000	General Motors Acceptance Corporation, LLC ±	6.000	12/15/2011	1,508,335
1,500,000	Goldman Sachs Group, Inc. ±	5.125	1/15/2015	1,450,149
550,000	Goldman Sachs Group, Inc.	6.750	10/1/2037	552,074
575,000	HSBC Holdings plc ±	6.500	5/2/2036	567,653
765,000	International Lease Finance Corporation ±	5.750	6/15/2011	772,630
985,000	iStar Financial, Inc. ~	5.850	3/15/2017	878,796
850,000	J.P. Morgan Chase Bank NA ‡	5.875	6/13/2016	859,948
1,325,000	Keybank National Association	5.500	9/17/2012	1,318,323
1,500,000	Lehman Brothers Holdings, Inc.	5.250	2/6/2012	1,479,804
515,000	Lehman Brothers Holdings, Inc.	7.000	9/27/2027	525,945
630,000	Liberty Property, LP ‡	5.500	12/15/2016	593,022
850,000	Lincoln National Corporation ‡	7.000	5/17/2016	873,055
1,250,000	Merrill Lynch & Company, Inc. ‡	6.050	8/15/2012	1,268,504
600,000	Merrill Lynch & Company, Inc. ±	6.050	5/16/2016	594,872
1,595,000	Mitsubishi UFG Capital Finance, Ltd. ‡	6.346	7/25/2016	1,520,742
720,000	Morgan Stanley ±	6.250	8/9/2026	709,636
1,375,000	Nationwide Health Properties, Inc.	6.250	2/1/2013	1,384,219
2,000,000	ProLogis ±	5.500	4/1/2012	1,974,786
775,000	Prudential Financial, Inc. ~	6.100	6/15/2017	782,941
390,000	Prudential Financial, Inc. ±‡	5.700	12/14/2036	361,864
950,000	Reinsurance Group of America, Inc. ~	5.625	3/15/2017	925,442
2,040,000	Residential Capital Corporation ±†	7.314	11/2/2007	1,591,200
1,445,000	Residential Capital Corporation ‡	7.500	4/17/2013	1,054,850
1,295,000	Residential Capital, LLC ‡~	7.500	6/1/2012	945,350
1,325,000	Royal Bank of Scotland Group plc *≤	6.990	10/5/2017	1,339,174

The accompanying Notes to Financial Statements are an integral part of this schedule.

196

Core Bond Fund
Schedule of Investments as of October 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (118.8%)	Rate	Date	Value

Financials — continued
$900,000	Santander Perpetual SA Unipersonal ≤	6.671%	10/24/2017	$896,207
1,750,000	Simon Property Group, LP ±	4.600	6/15/2010	1,718,213
1,240,000	Simon Property Group, LP ±	5.375	6/1/2011	1,237,832
1,375,000	Student Loan Marketing Corporation ‡	4.500	7/26/2010	1,287,397
850,000	Swiss RE Capital I, LP ±≤	6.854	5/25/2016	857,316
350,000	Travelers Companies, Inc. ~	6.250	6/15/2037	345,318
550,000	United Health Group ~≤	6.500	6/15/2037	563,886
770,000	Wachovia Bank NA ~	4.875	2/1/2015	734,392
1,895,000	Wachovia Capital Trust III ~	5.800	3/15/2011	1,879,940
205,000	Washington Mutual Preferred Funding ±≤	6.665	12/15/2016	155,800
1,900,000	Washington Mutual Preferred Funding II ‡≤	6.895	6/15/2012	1,444,000
760,000	Willis North America, Inc. ‡	6.200	3/28/2017	766,940

	Total Financials			53,926,063

Mortgage-Backed Securities (28.0%)
53,000,000	Federal National Mortgage Association Conventional
	30-Yr. Pass Through §~	5.500	11/1/2037	52,221,536
42,500,000	Federal National Mortgage Association Conventional
	30-Yr. Pass Through §	6.000	11/1/2037	42,805,490
12,000,000	Federal National Mortgage Association Conventional
	30-Yr. Pass Through §	6.500	11/1/2037	12,281,256

	Total Mortgage-Backed Securities			107,308,282

Technology (0.5%)
2,000,000	International Business Machines Corporation	5.700	9/14/2017	2,029,972

	Total Technology			2,029,972

Transportation (3.2%)
575,000	Burlington Northern Santa Fe Corporation ±‡	7.000	12/15/2025	621,312
1,150,000	Continental Airlines, Inc. ‡	5.983	4/19/2022	1,130,530
1,550,000	Delta Air Lines, Inc. ‡	7.111	9/18/2011	1,582,938
1,178,149	FedEx Corporation ±	6.720	1/15/2022	1,234,701
650,000	Norfolk Southern Corporation ±	5.640	5/17/2029	603,731
3,500,000	Northwest Airlines, Inc. ±	6.841	4/1/2011	3,530,625
1,875,000	Southwest Airlines Company	6.150	8/1/2022	1,898,508
1,550,000	Union Pacific Corporation ‡	6.125	1/15/2012	1,587,225

	Total Transportation			12,189,570

The accompanying Notes to Financial Statements are an integral part of this schedule.

197

Core Bond Fund
Schedule of Investments as of October 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (118.8%)	Rate	Date	Value

U.S. Government (13.1%)
$5,000,000	Federal Home Loan Bank ‡	5.330%	3/6/2012	$5,044,800
5,000,000	Federal Home Loan Mortgage Corporation ~	5.400	2/2/2012	5,050,360
2,000,000	Federal Home Loan Mortgage Corporation ~	5.000	12/14/2018	1,960,466
2,500,000	Federal National Mortgage Association *	5.300	2/22/2011	2,504,835
400,000	U.S. Treasury Bonds *	4.750	2/15/2037	399,781
6,550,000	U.S. Treasury Notes *	4.000	2/15/2015	6,413,884
9,270,000	U.S. Treasury Notes ‡	4.125	5/15/2015	9,138,913
620,000	U.S. Treasury Notes *	4.625	11/15/2016	628,332
2,085,000	U.S. Treasury Notes *	4.500	5/15/2017	2,091,028
17,097,895	U.S. Treasury Notes, TIPS *	2.000	7/15/2014	17,092,566

	Total U.S. Government			50,324,965

U.S. Municipal (2.5%)
3,000,000	California Infrastructure & Economic Bank
	Revenue Bonds ÷~	5.000	7/1/2036	3,264,030
3,000,000	Little Rock, Arkansas Sewer Revenue Bonds	5.000	10/1/2037	3,118,710
3,000,000	Missouri Joint Municipal Electric Utility Commission
	Revenue Bonds (Power Project)	5.000	1/1/2032	3,104,550

	Total U.S. Municipal			9,487,290

Utilities (2.0%)
825,000	Cleveland Electric Illuminating Company ‡	5.700	4/1/2017	806,254
965,000	Commonwealth Edison Company ±	5.400	12/15/2011	968,041
1,500,000	Exelon Corporation ±	6.750	5/1/2011	1,563,022
775,000	MidAmerican Energy Holdings Company	6.500	9/15/2037	794,818
940,236	Power Receivables Finance, LLC ±~≤	6.290	1/1/2012	968,725
800,000	PSI Energy, Inc. ±	5.000	9/15/2013	779,393
1,150,000	Union Electric Company ‡	6.400	6/15/2017	1,211,549
700,000	Virginia Electric & Power Company ±	6.000	1/15/2036	687,969

	Total Utilities			7,779,771

	Total Long-Term Fixed Income (cost $457,619,364)			455,281,270

		Strike	Expiration
Contracts	Options Purchased (0.1%)	Price	Date	Value

510	Call on U.S. Treasury Bond Futures	$110	11/21/2007	$302,812
90	Put on Crude Oil Futures	85	12/7/2007	131,400

	Total Options Purchased (cost $695,826)			434,212

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (7.5%)	Rate (+)	Date	Value

28,870,709	Thrivent Financial Securities Lending Trust	5.050%	N/A	$28,870,709

	Total Collateral Held for Securities Loaned
	(cost $28,870,709)			28,870,709

The accompanying Notes to Financial Statements are an integral part of this schedule.

198

Core Bond Fund
Schedule of Investments as of October 31, 2007

		Interest	Maturity
Shares	Short-Term Investments (8.6%)	Rate (+)	Date	Value

32,927,527	Thrivent Money Market Fund	5.020%	N/A	$32,927,527

	Total Short-Term Investments (at amortized cost)			32,927,527

	Total Investments (cost $520,113,426) 135.0%			$517,513,718

	Other Assets and Liabilities, Net (35.0%)			(134,180,607)

	Total Net Assets 100.0%			$383,333,111

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures	Long/(Short)	Date	Amount	Value	Gain/(Loss)

5-Yr. U.S. Treasury Bond Futures	270	December 2007	$28,838,168	$28,982,813	$144,645
10-Yr. U.S. Treasury Bond Futures	(455)	December 2007	(49,947,443)	(50,057,112)	(109,669)
20-Yr. U.S. Treasury Bond Futures	(85)	December 2007	(9,596,147)	(9,570,469)	25,678
Total Futures					$60,654

	Number of	Exercise	Expiration		Unrealized
Call Options Written	Contracts	Price	Date	Value	Gain/(Loss)

Federal National Mortgage Association
Conventional 30-Yr. Pass Through	24	$99.19	November 2007	($37,500)	$37,500
Total Call Options Written					$37,500

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

† Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

^ Security is fair valued as discussed in item 2(A) of the Notes to Financial Statements.

§ Denotes investments purchased on a when-issued or delayed delivery basis.

± Designated as cover for long settling trades as discussed in the Notes to Financial Statements.

‡ At October 31, 2007, $1,971,718 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $93,890,546 of investments were earmarked as collateral to cover open financial futures contracts.

~ All or a portion of the security was earmarked as collateral to cover options.

÷ Denotes securities that have been pre-refunded or escrowed to maturity. Under such an arrangement, money is deposited into an irrevocable escrow account and is used to purchase U.S. Treasury securities or government agency securities with maturing principals and interest earnings sufficient to pay all debt service requirements of the pre-refunded bonds.

≤ Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been determined to be liquid under the guidelines established by the Fund’s Board of Trustees and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2007, the value of these investments was $43,513,386 or 11.4% of total net assets.

« All or a portion of the security is insured or guaranteed.

Definitions:

TIPS — Treasury Inflation Protected Security.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$2,949,607
Gross unrealized depreciation	(5,817,253)

Net unrealized appreciation (depreciation)	($2,867,646)
Cost for federal income tax purposes	$520,381,364

The accompanying Notes to Financial Statements are an integral part of this schedule.

199

Limited Maturity Bond Fund
Schedule of Investments as of October 31, 2007
Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.8%)	Rate	Date	Value

Asset-Backed Securities (25.1%)
$1,500,000	AmeriCredit Automobile Receivables Trust †‡«	5.202%	11/6/2007	$1,495,407
3,904,569	AmeriCredit Automobile Receivables Trust ±«	3.430	7/6/2011	3,859,011
3,000,000	Capital Auto Receivables Asset Trust ~	5.380	7/15/2010	3,022,875
3,750,000	Carmax Auto Owner Trust †	5.491	11/15/2007	3,761,269
86,559	Caterpillar Financial Asset Trust	3.900	2/25/2009	86,488
3,750,000	Chase Funding Issuance Trust	4.960	9/17/2012	3,756,251
993,249	Chase Manhattan Auto Owner Trust ‡	4.840	7/15/2009	992,458
467,950	CIT Equipment Collateral ±	4.420	5/20/2009	467,356
3,475,000	Citibank Credit Card Issuance Trust	4.850	2/10/2011	3,476,797
3,000,000	CNH Equipment Trust †	5.691	11/15/2007	3,001,023
3,500,000	CNH Equipment Trust	4.400	5/16/2011	3,466,844
2,000,000	Countrywide Asset-Backed Certificates ‡«	5.549	4/25/2036	1,979,434
2,269,000	Countrywide Asset-Backed Certificates ‡	5.683	10/25/2036	2,235,709
2,000,000	Countrywide Home Loans Asset-Backed Securities«	6.085	6/25/2021	1,929,268
1,500,000	CPL Transition Funding, LLC	5.560	1/15/2012	1,519,504
220,117	CPS Auto Trust ‡«	4.520	3/15/2010	219,882
2,500,000	Credit Acceptance Auto Dealer Loan Trust ~≤«	5.320	10/15/2012	2,479,625
2,000,000	Credit Based Asset Servicing and Securitization, LLC ‡	5.501	12/25/2036	1,976,522
2,740,967	DaimlerChrysler Auto Trust ‡	5.330	8/8/2010	2,745,767
1,500,000	DaimlerChrysler Master Owner Trust †‡	5.141	11/15/2007	1,498,719
2,500,000	Drive Auto Receivables Trust ‡≤«	5.300	7/15/2011	2,505,948
3,130,235	Federal Home Loan Mortgage Corporation ±†	4.913	11/25/2007	3,114,584
86,028	First Franklin Mortgage Loan Asset-Backed Certificates ≤	5.500	3/25/2036	69,341
1,500,000	Ford Credit Auto Owner Trust	5.150	11/15/2011	1,510,312
624,144	GE Commercial Loan Trust †≤	5.259	1/19/2008	622,609
1,500,000	GE Dealer Floorplan Master Note Trust †~	5.037	11/20/2007	1,498,844
701,991	GE Equipment Small Ticket, LLC ‡≤	4.380	7/22/2009	700,700
3,000,000	GMAC Mortgage Corporation Loan Trust †~«	4.943	11/25/2007	2,983,074
1,500,000	GMAC Mortgage Corporation Loan Trust ±†‡«	4.962	11/25/2007	1,494,346
1,069,773	GMAC Mortgage Corporation Loan Trust †~«	4.972	11/25/2007	1,056,375
2,500,000	GMAC Mortgage Corporation Loan Trust ±«	5.750	10/25/2036	2,444,090
3,500,000	Harley Davidson Motorcycle Trust ±†	5.441	11/15/2007	3,500,770
1,500,000	Harley Davidson Motorcycle Trust ±	5.240	1/15/2012	1,504,244
704,430	Harley Davidson Motorcycle Trust ‡	3.200	5/15/2012	693,591
33,589	Honda Auto Receivables Owner Trust	2.910	10/20/2008	33,552
3,500,000	Household Home Equity Loan Trust ‡	5.320	3/20/2036	3,429,160
2,000,000	Household Home Equity Loan Trust ‡	5.660	3/20/2036	1,976,142
325,156	John Deere Owner Trust ~	3.980	6/15/2009	324,505
3,500,000	Merna Re, Ltd. †≤	6.980	12/31/2007	3,495,100
3,000,000	Mortgage Equity Conversion Asset Trust †≤	4.660	11/25/2007	2,903,438
3,000,000	Mortgage Equity Conversion Asset Trust †≤	4.680	11/25/2007	2,912,812
810,388	Nissan Auto Receivables Owner Trust	4.740	9/15/2009	808,347
3,000,000	Nissan Auto Receivables Owner Trust	5.030	5/16/2011	3,017,610
215,676	Nomura Asset Acceptance Corporation †‡	5.012	11/25/2007	206,868
743,207	PG&E Energy Recovery Funding, LLC	3.870	6/25/2011	736,314
157,073	Popular ABS Mortgage Pass-Through Trust	4.000	12/25/2034	154,874

The accompanying Notes to Financial Statements are an integral part of this schedule.

200

Limited Maturity Bond Fund
Schedule of Investments as of October 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.8%)	Rate	Date	Value

Asset-Backed Securities — continued
$2,000,000	Renaissance Home Equity Loan Trust	5.608%	5/25/2036	$1,977,946
579,012	Residential Asset Securities Corporation	5.010	4/25/2033	549,116
3,000,000	Santander Drive Auto Receivables Trust «	5.050	9/15/2011	3,006,015
361,960	SLM Student Loan Trust †	5.094	1/25/2008	361,242
1,500,000	Textron Financial Floorplan Master Note Trust †≤	5.211	11/13/2007	1,499,258
1,324,228	USAA Auto Owner Trust	4.830	4/15/2010	1,322,955
1,382,420	Wachovia Asset Securitization, Inc. †≤«	5.013	11/25/2007	1,353,930
3,000,000	Wachovia Auto Loan Owner Trust ≤	5.230	8/22/2011	3,010,173
4,000,000	Washington Mutual Master Note Trust †≤	5.121	11/15/2007	3,982,492

	Total Asset-Backed Securities			104,730,886

Basic Materials (0.8%)
400,000	Equistar Chemicals, LP ~	10.125	9/1/2008	413,000
1,000,000	Lubrizol Corporation ‡	4.625	10/1/2009	991,945
500,000	Monsanto Company	4.000	5/15/2008	497,482
1,500,000	Precision Castparts Corporation	6.750	12/15/2007	1,501,956

	Total Basic Materials			3,404,383

Capital Goods (1.4%)
1,450,000	Goodrich Corporation ‡	7.500	4/15/2008	1,464,061
1,000,000	John Deere Capital Corporation ±	4.400	7/15/2009	992,372
800,000	John Deere Capital Corporation ~	5.350	1/17/2012	804,674
1,000,000	Oakmont Asset Trust ‡≤	4.514	12/22/2008	993,994
1,600,000	Textron Financial Corporation	5.125	11/1/2010	1,595,725

	Total Capital Goods			5,850,826

Collateralized Mortgage Obligations (11.7%)
2,206,760	American Home Mortgage Assets †‡	5.853	11/25/2007	2,154,005
1,197,478	Banc of America Mortgage Securities, Inc. ‡	4.802	9/25/2035	1,180,907
1,592,897	Bear Stearns Adjustable Rate Mortgage Trust >‡	4.625	8/25/2010	1,566,380
1,839,199	Chase Mortgage Finance Corporation ‡	4.580	2/25/2037	1,804,258
92,067	Citigroup Mortgage Loan Trust, Inc.	4.922	8/25/2035	91,786
2,000,000	Citigroup Mortgage Loan Trust, Inc. ~	5.536	3/25/2036	1,997,880
1,762,451	Countrywide Home Loans, Inc. ‡	5.358	3/20/2036	1,757,516
1,841,097	Countrywide Home Loans, Inc. ‡	5.852	9/20/2036	1,864,280
2,711,710	Deutsche Alt-A Securities, Inc. †~	5.703	11/25/2007	2,648,155
1,517,616	HomeBanc Mortgage Trust ±	5.987	4/25/2037	1,539,737
599,481	Impac CMB Trust ±†	5.192	11/25/2007	591,729
2,874,529	J.P. Morgan Alternative Loan Trust	5.796	3/25/2036	2,897,206
2,718,869	J.P. Morgan Mortgage Trust ±	5.010	7/25/2035	2,709,897
2,518,366	Merrill Lynch Mortgage Investors, Inc.	4.874	6/25/2035	2,508,872
1,401,370	Residential Accredit Loans, Inc.	5.603	9/25/2035	1,404,628
1,197,503	Thornburg Mortgage Securities Trust †	4.983	11/25/2007	1,182,949
1,466,844	Wachovia Mortgage Loan Trust, LLC	5.575	5/20/2036	1,480,687
3,018,126	Washington Mutual Alternative Loan Trust †	5.683	11/25/2007	2,923,810
2,134,293	Washington Mutual Alternative Loan Trust †	5.853	11/25/2007	2,080,435

The accompanying Notes to Financial Statements are an integral part of this schedule.

201

Limited Maturity Bond Fund
Schedule of Investments as of October 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.8%)	Rate	Date	Value

Collateralized Mortgage Obligations — continued
$997,077	Washington Mutual Mortgage Pass-Through Certificates †	5.162%	11/25/2007	$979,515
2,328,781	Washington Mutual Mortgage Pass-Through Certificates †	5.813	11/25/2007	2,278,658
987,088	Washington Mutual Mortgage Pass-Through Certificates	4.835	9/25/2035	978,304
2,745,141	Washington Mutual, Inc. †	5.673	11/25/2007	2,682,947
2,806,132	Washington Mutual, Inc. †	5.753	11/25/2007	2,748,913
3,500,000	Wells Fargo Mortgage Backed Securities Trust	3.539	9/25/2034	3,431,932
612,836	Wells Fargo Mortgage Backed Securities Trust	4.950	3/25/2036	606,492
750,701	Wells Fargo Mortgage Backed Securities Trust	5.094	3/25/2036	749,257

	Total Collateralized Mortgage Obligations			48,841,135

Commercial Mortgage-Backed Securities (12.7%)
2,600,000	Banc of America Commercial Mortgage, Inc.	5.001	9/10/2010	2,586,553
597,461	Banc of America Commercial Mortgage, Inc. ‡	4.037	11/10/2039	589,421
3,000,000	Banc of America Large Loan Trust †~≤	5.201	11/15/2007	2,992,221
3,000,000	Banc of America Large Loan Trust †‡≤	5.301	11/15/2007	2,986,650
2,000,000	Bear Stearns Commercial Mortgage Securities, Inc. †‡	5.241	11/15/2007	1,985,822
4,190,000	Bear Stearns Commercial Mortgage Securities, Inc.	3.869	2/11/2041	4,128,042
3,750,000	Bear Stearns Commercial Mortgage Securities, Inc.	5.422	9/11/2042	3,763,200
3,000,000	Commercial Mortgage Pass-Through Certificates †‡≤	5.053	11/15/2007	2,968,851
50,264	Commercial Mortgage Pass-Through Certificates †≤	5.191	11/15/2007	50,191
1,000,000	Commercial Mortgage Pass-Through Certificates †~≤	5.221	11/15/2007	988,247
1,500,000	Credit Suisse Mortgage Capital Certificates †‡≤	5.261	11/15/2007	1,492,509
2,500,000	Crown Castle International Corporation ~≤	5.245	11/15/2036	2,491,450
902,964	Federal Home Loan Mortgage Corporation
	Multifamily Structured Pass Through ‡	5.487	4/25/2010	902,159
1,150,411	General Electric Commercial Mortgage Corporation ‡	4.591	7/10/2045	1,139,480
1,500,000	J.P. Morgan Chase Commercial Mortgage
	Securities Corporation	4.302	1/15/2038	1,457,998
780,583	J.P. Morgan Chase Commercial Mortgage
	Securities Corporation ~	2.790	1/12/2039	762,319
4,000,000	J.P. Morgan Chase Commercial Mortgage
	Securities Corporation ~	5.198	12/15/2044	3,995,556
250,000	LB-UBS Commercial Mortgage Trust ±	3.323	3/15/2027	248,286
3,500,000	LB-UBS Commercial Mortgage Trust	4.567	6/15/2029	3,477,446
750,000	LB-UBS Commercial Mortgage Trust	4.187	8/15/2029	739,459
1,075,536	LB-UBS Commercial Mortgage Trust ~	4.741	9/15/2040	1,069,908
346,791	Lehman Brothers “CALSTRS” Mortgage Trust ≤	3.988	11/20/2012	346,486
4,000,000	TIAA Real Estate CDO, Ltd.	5.823	8/15/2039	4,051,592
3,750,000	Wachovia Bank Commercial Mortgage Trust	3.894	11/15/2035	3,702,368
2,750,000	Wachovia Bank Commercial Mortgage Trust	3.958	12/15/2035	2,715,510
1,458,716	Washington Mutual Asset Securities Corporation ≤	3.830	1/25/2035	1,427,041

	Total Commercial Mortgage-Backed Securities			53,058,765

The accompanying Notes to Financial Statements are an integral part of this schedule.

202

Limited Maturity Bond Fund
Schedule of Investments as of October 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.8%)	Rate	Date	Value

Communications Services (3.8%)
$1,200,000	Ameritech Capital Funding Corporation	6.250%	5/18/2009	$1,228,026
1,000,000	British Telecom plc ‡	8.625	12/15/2010	1,100,171
1,400,000	Comcast Cable Communications, Inc. ‡	6.200	11/15/2008	1,412,901
900,000	Comcast Cable Communications, LLC ‡	6.875	6/15/2009	922,874
750,000	Cox Communications, Inc. ‡	7.875	8/15/2009	783,697
600,000	Cox Communications, Inc. ‡	4.625	1/15/2010	593,378
1,050,000	GTE Corporation ‡	7.510	4/1/2009	1,084,912
845,000	News America Holdings, Inc.	7.375	10/17/2008	859,411
500,000	Qwest Corporation	5.625	11/15/2008	497,500
1,120,000	Rogers Cable, Inc.	7.875	5/1/2012	1,217,037
1,000,000	SBC Communications, Inc.	4.125	9/15/2009	985,017
1,000,000	Sprint Capital Corporation	6.125	11/15/2008	1,005,597
1,000,000	Telecom Italia Capital SA	4.000	11/15/2008	987,881
600,000	Telecom Italia Capital SA	6.200	7/18/2011	617,639
500,000	Telefonos de Mexico SA de CV	4.500	11/19/2008	496,000
1,100,000	Time Warner Cable, Inc.	5.400	7/2/2012	1,097,141
1,000,000	Time Warner Entertainment Company, LP	7.250	9/1/2008	1,013,569

	Total Communications Services			15,902,751

Consumer Cyclical (4.7%)
4,000,000	BMW Vehicle Lease Trust §	4.590	8/15/2013	4,000,000
750,000	Carnival Corporation ‡	3.750	11/15/2007	749,365
1,460,000	Centex Corporation ‡	4.750	1/15/2008	1,450,323
1,300,000	CVS Caremark Corporation †‡	5.921	12/3/2007	1,289,974
1,200,000	CVS Corporation ‡	4.000	9/15/2009	1,178,293
900,000	D.R. Horton, Inc. ±	8.000	2/1/2009	887,866
1,000,000	DaimlerChrysler North American
	Holdings Corporation †‡	5.886	11/1/2007	999,801
750,000	Ford Motor Credit Company ~	6.625	6/16/2008	746,649
900,000	May Department Stores Company	4.800	7/15/2009	890,423
1,200,000	Nissan Motor Acceptance Corporation	4.625	3/8/2010	1,189,528
950,000	Ryland Group, Inc.	5.375	6/1/2008	939,122
1,754,508	SLM Private Credit Student Loan Trust †	5.704	12/15/2007	1,746,464
1,000,000	Walmart Stores, Inc.	5.000	4/5/2012	996,892
2,600,000	Walt Disney Company †~	5.294	1/16/2008	2,591,035

	Total Consumer Cyclical			19,655,735

Consumer Non-Cyclical (2.5%)
625,000	AstraZeneca plc	5.400	9/15/2012	631,013
1,000,000	Baxter International, Inc. ±	5.196	2/16/2008	1,000,343
1,600,000	Bunge Limited Finance Corporation	4.375	12/15/2008	1,586,998
1,500,000	Cadbury Schweppes plc ±‡≤	3.875	10/1/2008	1,485,591
890,000	Fortune Brands, Inc. ±‡	5.125	1/15/2011	885,705
1,500,000	General Mills, Inc. ‡	6.378	10/15/2008	1,515,176
825,000	Kroger Company	6.375	3/1/2008	827,786
1,200,000	Miller Brewing Company ‡≤	4.250	8/15/2008	1,191,562

The accompanying Notes to Financial Statements are an integral part of this schedule.

203

Limited Maturity Bond Fund
Schedule of Investments as of October 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.8%)	Rate	Date	Value

Consumer Non-Cyclical — continued
$400,000	Safeway, Inc.	6.500%	11/15/2008	$405,004
700,000	Wyeth	4.375	3/1/2008	698,772

	Total Consumer Non-Cyclical			10,227,950

Energy (1.5%)
500,000	Enterprise Products Operating, LP ~	4.625	10/15/2009	495,860
1,175,000	KeySpan Corporation ±	4.900	5/16/2008	1,173,309
1,000,000	Oneok, Inc.	5.510	2/16/2008	999,534
900,000	Premcor Refining Group, Inc.	6.125	5/1/2011	924,816
1,600,000	Sempra Energy	7.950	3/1/2010	1,696,378
650,000	Western Oil Sands, Inc.	8.375	5/1/2012	722,312

	Total Energy			6,012,209

Financials (15.6%)
750,000	Abbey National plc ±>	6.700	6/15/2008	757,650
1,300,000	American Express Credit Corporation †	5.304	11/2/2007	1,289,542
1,700,000	American Express Credit Corporation †‡	5.276	11/5/2007	1,684,081
1,000,000	American General Finance Corporation †	5.329	1/18/2008	1,000,536
600,000	BAC Capital Trust XIV ‡	5.630	3/15/2012	566,024
1,600,000	Bank of New York Mellon Corporation	4.950	11/1/2012	1,585,355
1,000,000	Capital One Bank ±	4.875	5/15/2008	998,691
850,000	Capmark Financial Group, Inc. ≤	5.875	5/10/2012	763,102
1,000,000	Chubb Corporation ±‡	4.934	11/16/2007	999,962
1,100,000	CIT Group, Inc. ‡	5.200	11/3/2010	1,064,816
300,000	Corestates Capital Trust I ‡≤	8.000	12/15/2026	310,740
3,050,000	Countrywide Financial Corporation, Convertible †~≤	1.743	1/15/2008	2,699,860
1,100,000	Countrywide Home Loans, Inc. ‡	4.125	9/15/2009	961,408
900,000	Credit Suisse First Boston USA, Inc. †‡	5.854	12/10/2007	899,610
600,000	Developers Diversified Realty Corporation ~	4.625	8/1/2010	591,028
1,000,000	Donaldson, Lufkin & Jenrette, Inc. ‡	6.500	4/1/2008	1,006,406
500,000	First Chicago Corporation ~	6.375	1/30/2009	508,790
1,600,000	First Union Corporation ±	6.300	4/15/2008	1,611,558
900,000	General Electric Capital Corporation ‡	5.200	2/1/2011	907,099
1,200,000	General Motors Acceptance Corporation ‡	6.875	8/28/2012	1,081,793
3,500,000	Goldman Sachs Group, Inc. †~	5.290	12/24/2007	3,481,496
900,000	Goldman Sachs Group, Inc. ‡	4.500	6/15/2010	887,893
900,000	Hartford Financial Services Group, Inc. ±	5.550	8/16/2008	903,212
1,200,000	International Lease Finance Corporation ±	3.300	1/23/2008	1,194,546
950,000	International Lease Finance Corporation ±	5.750	6/15/2011	959,475
750,000	iSTAR Financial, Inc. ±	4.875	1/15/2009	734,574
600,000	iSTAR Financial, Inc. ±	5.125	4/1/2011	560,914
705,000	J.P. Morgan Chase & Company	5.600	6/1/2011	715,655
900,000	John Hancock Global Funding II ‡	3.750	9/30/2008	890,158
1,000,000	KeyCorp ±	4.700	5/21/2009	993,879
1,500,000	Lehman Brothers Holdings E-Capital Trust I ±†	6.290	11/19/2007	1,404,806
1,000,000	Lehman Brothers Holdings, Inc. ‡	3.500	8/7/2008	990,100

The accompanying Notes to Financial Statements are an integral part of this schedule.

204

Limited Maturity Bond Fund
Schedule of Investments as of October 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.8%)	Rate	Date	Value

Financials — continued
$800,000	Lehman Brothers Holdings, Inc.	5.250%	2/6/2012	$789,229
550,000	Lincoln National Corporation	5.650	8/27/2012	552,920
3,500,000	Merrill Lynch & Company, Inc. †~	5.580	11/5/2007	3,458,780
1,200,000	Merrill Lynch & Company, Inc. ‡	4.000	11/15/2007	1,199,344
1,500,000	Mizuho Preferred Capital Company, LLC ±≤	8.790	6/30/2008	1,532,991
500,000	Monumental Global Funding II ~≤	3.850	3/3/2008	497,724
3,500,000	Morgan Stanley †~	5.523	1/15/2008	3,472,984
650,000	Morgan Stanley	5.250	11/2/2012	644,664
600,000	Morgan Stanley Dean Witter & Company ~	6.750	4/15/2011	626,980
2,700,000	Nations Bank Capital Trust IV ~	8.250	4/15/2027	2,811,923
1,100,000	Pacific Life Global Funding ≤	3.750	1/15/2009	1,083,042
900,000	Popular North America, Inc.	5.200	12/12/2007	899,612
1,000,000	Premium Asset Trust †≤	5.393	1/15/2008	1,000,230
600,000	Pricoa Global Funding I ≤	4.350	6/15/2008	595,597
1,000,000	Protective Life Secured Trust	4.000	10/7/2009	988,453
1,200,000	Residential Capital Corporation †≤	8.044	1/17/2008	744,000
1,000,000	Residential Capital Corporation	7.125	11/21/2008	842,500
450,000	Residential Capital Corporation	7.000	2/22/2011	328,500
1,800,000	Simon Property Group, LP ±	6.375	11/15/2007	1,800,703
1,000,000	SLM Corporation	4.000	1/15/2009	966,932
775,000	Tokai Preferred Capital Company, LLC ≤	9.980	12/31/2007	799,512
600,000	UnumProvident Corporation	5.997	5/15/2008	599,924
300,000	Wachovia Capital Trust III	5.800	3/15/2011	297,616
600,000	Wachovia Corporation	6.375	2/1/2009	607,242
700,000	Wachovia Corporation	6.150	3/15/2009	706,590
600,000	Washington Mutual Preferred Funding II ≤	6.895	6/15/2012	456,000
1,000,000	Washington Mutual, Inc.	4.000	1/15/2009	979,705
1,000,000	Wells Fargo & Company *†	5.794	12/17/2007	999,207

	Total Financials			65,287,663

Mortgage-Backed Securities (7.6%)
4,163,066	Federal National Mortgage Association ‡	6.000	8/1/2024	4,220,428
7,000,000	Federal National Mortgage Association Conventional
	30-Yr. Pass Through §~	6.000	11/1/2037	7,050,316
20,000,000	Federal National Mortgage Association Conventional
	30-Yr. Pass Through §	6.500	11/1/2037	20,468,751

	Total Mortgage-Backed Securities			31,739,495

Technology (0.5%)
1,000,000	International Business Machines Corporation ±	4.950	3/22/2011	998,129
300,000	Sun Microsystems, Inc.	7.650	8/15/2009	313,938
900,000	Xerox Corporation	5.500	5/15/2012	900,267

	Total Technology			2,212,334

The accompanying Notes to Financial Statements are an integral part of this schedule.

205

Limited Maturity Bond Fund
Schedule of Investments as of October 31, 2007

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.8%)	Rate	Date	Value

Transportation (1.7%)
$625,000	Delta Air Lines, Inc. ‡	7.111%	9/18/2011	$638,281
700,000	FedEx Corporation ‡	3.500	4/1/2009	683,526
1,400,000	Norfolk Southern Corporation ‡	6.200	4/15/2009	1,420,387
1,085,000	Northwest Airlines, Inc. ‡	6.841	4/1/2011	1,094,494
2,200,000	Petro Stopping Centers, LP/Petro Financial Corporation	9.000	2/15/2012	2,299,000
500,000	Union Pacific Corporation	6.125	1/15/2012	512,008
400,000	Union Pacific Corporation	5.450	1/31/2013	400,067

	Total Transportation			7,047,763

U.S. Government (7.0%)
3,000,000	Federal Home Loan Bank ‡	4.100	6/13/2008	2,990,727
3,000,000	Federal Home Loan Bank ‡	4.875	2/9/2010	3,033,675
1,000,000	Federal Home Loan Mortgage Corporation ‡	4.625	8/15/2008	1,000,511
2,000,000	Federal Home Loan Mortgage Corporation ‡	4.750	11/3/2009	2,016,312
1,000,000	Federal National Mortgage Association ‡	3.875	7/15/2008	996,439
1,500,000	Federal National Mortgage Association ‡	4.000	9/2/2008	1,493,385
2,000,000	Federal National Mortgage Association *‡	5.300	2/22/2011	2,003,868
2,500,000	Federal National Mortgage Association ‡	5.125	4/15/2011	2,553,732
13,237,080	U.S. Treasury Notes, TIPS *	2.000	7/15/2014	13,232,950

	Total U.S. Government			29,321,599

Utilities (3.2%)
1,300,000	Carolina Power & Light, Inc. ±‡	5.950	3/1/2009	1,312,605
1,000,000	CenterPoint Energy, Inc. ±‡	5.875	6/1/2008	1,000,503
375,000	Cleveland Electric Illuminating Company ‡≤	7.430	11/1/2009	390,426
1,500,000	Commonwealth Edison Company	3.700	2/1/2008	1,493,712
1,400,000	Dominion Resources, Inc. ‡	4.125	2/15/2008	1,395,215
325,000	DPL, Inc. ~≤	6.250	5/15/2008	325,951
900,000	Niagara Mohawk Power Corporation	7.750	10/1/2008	920,179
500,000	Pacific Gas & Electric Company	3.600	3/1/2009	491,281
313,412	Power Receivables Finance, LLC ≤	6.290	1/1/2012	322,909
2,500,000	PSEG Funding Trust	5.381	11/16/2007	2,499,878
239,000	Texas-New Mexico Power Company	6.125	6/1/2008	238,585
1,000,000	Virginia Electric & Power Company	4.500	12/15/2010	986,869
2,100,000	Yorkshire Power Finance, Ltd.	6.496	2/25/2008	2,105,265

	Total Utilities			13,483,378

	Total Long-Term Fixed Income (cost $418,776,996)			416,776,872

The accompanying Notes to Financial Statements are an integral part of this schedule.

206

Limited Maturity Bond Fund
Schedule of Investments as of October 31, 2007

		Strike	Expiration
Contracts	Options Purchased (0.1%)	Price	Date	Value

410	Call on U.S. Treasury Bond Futures	$110	11/20/2007	$243,438
50	Put on Crude Oil Futures	85	12/13/2007	73,000

	Total Options Purchased (cost $523,513)			316,438

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (3.5%)	Rate (+)	Date	Value

14,722,625	Thrivent Financial Securities Lending Trust	5.050%	N/A	$14,722,625

	Total Collateral Held for Securities Loaned
	(cost $14,722,625)			14,722,625

		Interest	Maturity
Shares	Short-Term Investments (6.8%)	Rate (+)	Date	Value

28,229,455	Thrivent Money Market Fund	5.020%	N/A	$28,229,455

	Total Short-Term Investments (at amortized cost)			28,229,455

	Total Investments (cost $462,252,589) 110.2%			$460,045,390

	Other Assets and Liabilities, Net (10.2%)			(42,589,854)

	Total Net Assets 100.0%			$417,455,536

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures	Long/(Short)	Date	Amount	Value	Gain/(Loss)

2-Yr. U.S. Treasury Bond Futures	60	December 2007	$12,387,527	$12,426,562	$39,035
5-Yr. U.S. Treasury Bond Futures	30	December 2007	3,200,717	3,220,313	19,596
10-Yr. U.S. Treasury Bond Futures	(300)	December 2007	(32,938,149)	(33,004,689)	(66,540)
Total Futures					($7,909)

	Number of	Exercise	Expiration		Unrealized
Call Options Written	Contracts	Price	Date	Value	Gain/(Loss)

Federal National Mortgage Association
Conventional 30-Yr. Pass Through	7	$101.08	November 2007	($8,750)	$6,563
Total Call Options Written					$6,563

The accompanying Notes to Financial Statements are an integral part of this schedule.

207

Limited Maturity Bond Fund
Schedule of Investments as of October 31, 2007

					Notional
	Fund	Fund	Buy/Sell	Termination	Principal	Unrealized
Swaps and Counterparty	Receives	Pays	Protection	Date	Amount	Gain/(Loss)

Credit Default Swaps
LCDX, N.A. Index Series 8,	N/A	N/A	Sell	June 2012	$1,666,000	($73,621)
5 Year, at 1.20%;
Bank of America, N.A.
LCDX, N.A. Index Series 8,	N/A	N/A	Sell	June 2012	1,666,000	(72,196)
5 Year, at 1.20%;
J.P. Morgan Chase and Co.
Interest Rate Swaps
Bank of America, N.A., 2 Year	5.275%	3 Month LIBOR	N/A	May 2009	11,000,000	112,006
Bank of America, N.A., 2 Year	5.306	3 Month LIBOR	N/A	June 2009	15,000,000	171,674
Total Swaps						$137,863

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

> Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

† Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

§ Denotes investments purchased on a when-issued or delayed delivery basis.

± Designated as cover for long settling trades as discussed in the Notes to Financial Statements.

‡ At October 31, 2007, $1,006,406 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $69,620,296 and $33,253,437 of investments were earmarked as collateral to cover open financial futures contracts and swap contracts, respectively.

~ All or a portion of the security was earmarked as collateral to cover options.

≤ Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been determined to be liquid under the guidelines established by the Fund’s Board of Trustees and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2007, the value of these investments was $56,472,299 or 13.5% of total net assets.

« All or a portion of the security is insured or guaranteed.

Definitions:

TIPS — Treasury Inflation Protected Security.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$1,541,364
Gross unrealized depreciation	(3,722,359)

Net unrealized appreciation (depreciation)	($2,180,995)
Cost for federal income tax purposes	$462,226,385

The accompanying Notes to Financial Statements are an integral part of this schedule.

208

Money Market Fund
Schedule of Investments as of October 31, 2007
Principal		Interest	Maturity
Amount	Certificates of Deposit (0.3%)	Rate (+)	Date	Value

$5,500,000	Deutsche Bank AG	5.410%	6/9/2008	$5,500,000

	Total Certificates of Deposit			5,500,000

Principal		Interest	Maturity
Amount	Commercial Paper (67.9%)	Rate (+)	Date	Value

Asset-Backed Commercial Paper (2.1%)
$13,140,000	GOVCO, Inc. «	5.400%	11/7/2007	$13,128,174
16,825,000	GOVCO, Inc. «	5.900	12/12/2007	16,711,945
3,440,000	GOVCO, Inc. «	5.220	12/20/2007	3,415,559

	Total Asset-Backed Commercial Paper			33,255,678

Banking — Domestic (4.8%)
9,850,000	Bank of America Corporation	5.308	11/16/2007	9,828,215
1,540,000	Bank of America Corporation	5.250	11/20/2007	1,535,733
10,572,000	Bank of America Corporation	5.400	12/3/2007	10,521,254
1,485,000	Societe Generale NA	5.280	11/13/2007	1,482,386
4,220,000	Societe Generale NA	5.319	11/26/2007	4,204,413
1,200,000	UBS Finance Corporation	5.240	12/17/2007	1,191,966
10,200,000	UBS Finance Corporation	5.460	2/6/2008	10,049,941
10,150,000	UBS Finance Corporation	5.335	2/19/2008	9,984,541
10,070,000	UBS Finance Corporation	5.295	2/27/2008	9,895,227
10,100,000	UBS Finance Corporation	5.315	2/29/2008	9,921,061
6,770,000	UBS Finance Corporation	5.250	3/17/2008	6,634,741
1,898,000	UBS Finance Delaware, LLC	5.210	1/30/2008	1,873,278

	Total Banking — Domestic			77,122,756

Banking — Foreign (1.0%)
5,450,000	DnB NORBank ASA	4.850	1/4/2008	5,403,009
10,130,000	ICICI Bank, Ltd. «	4.950	7/7/2008	9,783,174
1,870,000	Royal Bank of Scotland	5.250	11/16/2007	1,865,910

	Total Banking — Foreign			17,052,093

Basic Industry (0.3%)
4,720,000	BASF AG	5.205	12/28/2007	4,681,101

	Total Basic Industry			4,681,101

Brokerage (2.1%)
16,820,000	Citigroup Funding, Inc.	5.220	12/18/2007	16,705,372
16,870,000	Morgan Stanley	5.410	3/17/2008	16,522,680

	Total Brokerage			33,228,052

The accompanying Notes to Financial Statements are an integral part of this schedule.

209

Money Market Fund
Schedule of Investments as of October 31, 2007

Principal		Interest	Maturity
Amount	Commercial Paper (67.9%)	Rate (+)	Date	Value

Consumer Non-Cyclical (4.3%)
$16,770,000	Nestle Capital Corporation	5.240%	1/17/2008	$16,582,046
10,060,000	Nestle Capital Corporation	5.230	1/25/2008	9,935,773
13,410,000	Nestle Capital Corporation	5.140	2/14/2008	13,208,962
16,825,000	Nestle Finance France SA	5.220	12/7/2007	16,737,173
13,440,000	Nestle Finance France SA	5.180	1/7/2008	13,310,431

	Total Consumer Non-Cyclical			69,774,385

Education (1.3%)
4,619,000	Northwestern University	5.260	12/5/2007	4,596,054
3,450,000	Northwestern University	5.300	12/7/2007	3,431,715
13,475,000	Yale University	5.310	11/6/2007	13,465,062

	Total Education			21,492,831

Finance (32.3%)
16,920,000	Amsterdam Funding Corporation «	5.180	11/28/2007	16,854,266
8,700,000	Cooperative Association of Tractor Dealers, Inc. «	5.290	11/5/2007	8,694,887
2,046,000	Cooperative Association of Tractor Dealers, Inc. «	5.270	11/16/2007	2,041,507
1,053,000	Cooperative Association of Tractor Dealers, Inc. «	5.280	11/21/2007	1,049,911
1,931,000	Cooperative Association of Tractor Dealers, Inc. «	5.300	11/26/2007	1,923,893
2,710,000	Cooperative Association of Tractor Dealers, Inc. «	5.300	11/27/2007	2,699,627
5,500,000	Cooperative Association of Tractor Dealers, Inc. «	5.240	12/28/2007	5,454,369
5,510,000	Cooperative Association of Tractor Dealers, Inc. «	5.210	1/29/2008	5,439,030
5,480,000	Cooperative Association of Tractor Dealers, Inc. «	5.210	1/30/2008	5,408,623
2,000,000	Cooperative Association of Tractor Dealers, Inc. «	5.400	2/6/2008	1,970,900
2,070,000	Cooperative Association of Tractor Dealers, Inc. «	5.200	2/8/2008	2,040,399
7,570,000	Cooperative Association of Tractor Dealers, Inc. «	5.200	2/12/2008	7,457,375
6,755,000	Cooperative Association of Tractor Dealers, Inc. «	5.200	3/19/2008	6,619,375
5,699,000	Cooperative Association of Tractor Dealers, Inc. «	5.150	3/28/2008	5,578,339
16,800,000	Corporate Receivables Corporation «	5.300	11/15/2007	16,765,373
15,525,000	Corporate Receivables Corporation «	5.300	11/16/2007	15,490,715
13,400,000	Fountain Square Commercial Funding, Inc. «	5.235	11/28/2007	13,347,388
16,900,000	Galaxy Funding, Inc. «	5.170	12/26/2007	16,766,514
16,900,000	Galaxy Funding, Inc. «	5.170	12/28/2007	16,761,659
1,455,000	General Electric Capital Corporation	5.230	12/18/2007	1,445,065
13,800,000	Grampian Funding, LLC «	5.185	11/19/2007	13,764,223
2,015,000	Grampian Funding, LLC «	5.250	12/14/2007	2,002,364
3,375,000	Grampian Funding, LLC «	5.250	1/11/2008	3,340,055
20,250,000	Grampian Funding, LLC «	5.100	2/11/2008	19,957,388
13,520,000	Grampian Funding, LLC «	5.120	4/7/2008	13,216,190
13,817,000	Kitty Hawk Funding Corporation «	5.760	12/21/2007	13,706,464
6,755,000	NATC California, LLC «	5.100	1/10/2008	6,688,013
8,110,000	Nieuw Amsterdam Receivables Corporation «	5.235	1/11/2008	8,026,268
8,100,000	Nieuw Amsterdam Receivables Corporation «	5.140	1/15/2008	8,013,262
3,485,000	North Sea Funding, LLC «	5.250	11/15/2007	3,477,885
16,870,000	Old Line Funding Corporation «	6.100	12/20/2007	16,729,932
16,920,000	Old Line Funding Corporation «	5.150	12/27/2007	16,784,452

The accompanying Notes to Financial Statements are an integral part of this schedule.

210

Money Market Fund
Schedule of Investments as of October 31, 2007

Principal		Interest	Maturity
Amount	Commercial Paper (67.9%)	Rate (+)	Date	Value

Finance — continued
$9,275,000	Old Line Funding Corporation «	4.830%	1/10/2008	$9,187,892
6,750,000	Old Line Funding Corporation «	5.200	1/18/2008	6,673,950
16,900,000	Regency Markets No.1, LLC «	5.180	1/15/2008	16,717,621
22,101,000	Regency Markets No.1, LLC «	5.067	1/22/2008	21,845,906
16,920,000	Solitaire Funding, LLC «	5.220	12/10/2007	16,824,317
16,880,000	Solitaire Funding, LLC «	5.200	12/28/2007	16,741,021
20,300,000	Solitaire Funding, LLC «	4.910	1/29/2008	20,053,586
16,990,000	Thames Asset Global Securitization, Inc. «	5.250	11/14/2007	16,957,790
13,550,000	Thames Asset Global Securitization, Inc. «	5.150	3/14/2008	13,290,254
11,072,000	Three Pillars, Inc. «	5.180	1/17/2008	10,949,328
20,300,000	Thunder Bay Funding, Inc. «	5.600	12/17/2007	20,154,742
10,150,000	Thunder Bay Funding, Inc. «	5.250	12/27/2007	10,067,108
16,973,000	Triple A-1 Funding Corporation «	5.750	11/14/2007	16,937,758
13,500,000	Triple A-1 Funding Corporation «	5.300	11/26/2007	13,450,312
6,000,000	Triple A-1 Funding Corporation «	5.050	12/6/2007	5,970,542
4,150,000	Triple A-1 Funding Corporation «	5.250	12/10/2007	4,126,397
20,220,000	Windmill Funding Corporation «	5.180	11/29/2007	20,138,536

	Total Finance			519,602,771

Insurance (19.7%)
6,500,000	Aquinas Funding, LLC «	5.200	1/30/2008	6,415,500
12,180,000	Aquinas Funding, LLC «	5.120	4/4/2008	11,911,499
4,810,000	Curzon Funding, LLC «	5.190	11/9/2007	4,804,452
20,255,000	Curzon Funding, LLC «	5.150	1/22/2008	20,017,398
10,200,000	Curzon Funding, LLC «	4.850	4/24/2008	9,959,521
16,900,000	Monument Gardens, LLC «	5.215	12/11/2007	16,802,074
20,255,000	Monument Gardens, LLC «	5.130	1/22/2008	20,018,320
10,120,000	Monument Gardens, LLC «	5.100	3/18/2008	9,922,154
10,138,000	Monument Gardens, LLC «	4.780	4/28/2008	9,897,048
16,700,000	Nyala Funding, LLC «	5.580	11/21/2007	16,648,230
20,280,000	Nyala Funding, LLC «	5.200	1/15/2008	20,060,300
10,150,000	Nyala Funding, LLC «	5.100	3/25/2008	9,941,502
13,515,000	Nyala Funding, LLC «	5.100	4/15/2008	13,197,172
10,200,000	Perry III Funding «	5.020	11/13/2007	10,182,932
19,250,000	Perry III Funding «	5.020	11/13/2007	19,217,788
19,883,000	Perry III Funding «	5.120	1/29/2008	19,631,325
6,770,000	Swiss RE Financial Products Company	5.500	12/13/2007	6,726,559
16,785,000	Swiss RE Financial Products Company	5.300	1/28/2008	16,567,541
16,910,000	Swiss RE Financial Products Company	5.250	3/11/2008	16,586,948
20,130,000	Swiss Reinsurance Company	5.310	11/21/2007	20,070,617
10,133,000	United Healthcare Corporation	5.170	12/3/2007	10,086,433
12,030,000	United Healthcare Corporation	5.160	12/10/2007	11,962,752
16,882,000	United Healthcare Corporation	5.200	12/20/2007	16,762,513

	Total Insurance			317,390,578

	Total Commercial Paper			1,093,600,245

The accompanying Notes to Financial Statements are an integral part of this schedule.

211

Money Market Fund
Schedule of Investments as of October 31, 2007

		Interest	Maturity
Shares	Other (4.8%)	Rate (+)	Date	Value

16,743,000	Barclays Prime Money Market Fund	5.100%	N/A	$16,743,000
60,675,000	Primary Fund Institutional Class	5.200	N/A	60,675,000

	Total Other			77,418,000

Principal		Interest	Maturity
Amount	Variable Rate Notes (26.4%) †	Rate (+)	Date	Value

Banking — Domestic (6.2%)
$9,250,000	Bank of New York Company, Inc.	5.120%	11/13/2007	$9,250,000
7,400,000	Bank of New York Company, Inc.	4.879	11/27/2007	7,400,653
18,500,000	Fifth Third Bancorp	4.950	11/23/2007	18,500,000
8,830,000	HSBC USA, Inc.	5.091	11/15/2007	8,830,000
13,690,000	Rabobank Nederland NV/NY	5.518	11/15/2007	13,690,000
9,300,000	Royal Bank of Canada NY	5.118	11/1/2007	9,300,000
13,800,000	Svenska Handelsbanken AB	4.967	11/21/2007	13,800,000
19,225,000	Wells Fargo & Company	5.171	11/15/2007	19,225,000

	Total Banking — Domestic			99,995,653

Banking — Foreign (6.2%)
9,600,000	Bank of Ireland	5.008	11/20/2007	9,600,000
17,190,000	BNP Paribas SA	5.330	11/7/2007	17,190,000
10,950,000	BNP Paribas SA	4.846	11/26/2007	10,950,000
9,000,000	DnB NORBank ASA	4.872	11/26/2007	9,000,000
20,480,000	HBOS Treasury Services plc	5.092	11/7/2007	20,480,000
6,860,000	Royal Bank of Canada	5.092	11/6/2007	6,860,000
11,500,000	Royal Bank of Scotland plc	5.007	11/21/2007	11,500,000
13,680,000	Svenska Handelsbanken AB	5.061	11/13/2007	13,680,000

	Total Banking — Foreign			99,260,000

Basic Industry (1.3%)
20,620,000	BASF Finance Europe NV	5.170	1/22/2008	20,620,000

	Total Basic Industry			20,620,000

Brokerage (2.2%)
19,000,000	Goldman Sachs Group, Inc.	5.084	1/25/2008	19,000,000
6,000,000	Lehman Brothers Holdings, Inc.	5.260	1/3/2008	5,998,206
10,000,000	Merrill Lynch & Company, Inc.	5.033	11/26/2007	10,000,000

	Total Brokerage			34,998,206

Consumer Cyclical (0.8%)
13,760,000	American Honda Finance Corporation	5.695	12/11/2007	13,760,000

	Total Consumer Cyclical			13,760,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

212

Money Market Fund
Schedule of Investments as of October 31, 2007

Principal		Interest	Maturity
Amount	Variable Rate Notes (26.4%) †	Rate (+)	Date	Value

Finance (5.2%)
$6,370,000	Kordsa, Inc. «	4.850%	11/1/2007	$6,370,000
19,100,000	Merrill Lynch & Company, Inc.	5.340	11/23/2007	19,100,000
24,500,000	Union Hamilton Special Funding, LLC «	5.238	12/21/2007	24,500,000
33,730,000	Union Hamilton Special Funding, LLC «	5.498	12/28/2007	33,730,000

	Total Finance			83,700,000

Insurance (4.5%)
19,325,000	Allstate Life Global Funding II «	5.192	11/8/2007	19,325,000
19,225,000	Allstate Life Global Funding II «	5.151	11/15/2007	19,225,000
20,560,000	ING Verzekeringen NV	5.096	11/5/2007	20,560,000
13,500,000	MBIA Global Funding, LLC «	5.321	1/23/2008	13,500,000

	Total Insurance			72,610,000

	Total Variable Rate Notes			424,943,859

	Total Investments (at amortized cost) 99.4%			$1,601,462,104

	Other Assets and Liabilities, Net 0.6%			8,955,705

	Total Net Assets 100.0%			$1,610,417,809

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

† Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

« Denotes investments that benefit from credit enhancements or liquidity support provided by a third party bank or institution.

Cost for federal income tax purposes is $1,601,462,104.

The accompanying Notes to Financial Statements are an integral part of this schedule.

213

Thrivent Mutual Funds

Statement of Assets and Liabilities

	Aggressive	Moderately	Moderate	Moderately
	Allocation	Aggressive	Allocation	Conservative
As of October 31, 2007	Fund	Allocation Fund	Fund	Allocation Fund

Assets
Investments at cost	$336,842,955	$827,332,094	$800,513,498	$298,562,623
Investments in securities at market value	—	—	—	—
Investments in affiliates at market value	390,908,511	928,482,977	871,526,429	315,366,833
Investments at Market Value	390,908,511	928,482,977	871,526,429	315,366,833

Cash	—	—	—	—
Dividends and interest receivable	—	—	—	—
Prepaid expenses	2,281	3,243	3,150	2,092
Receivable for investments sold	—	—	—	—
Receivable for written options	—	—	—	—
Receivable for fund shares sold	612,545	1,486,247	1,527,602	851,012
Receivable for variation margin	—	—	—	—
Total Assets	391,523,337	929,972,467	873,057,181	316,219,937

Liabilities
Accrued expenses	66,693	107,711	79,644	32,720
Payable for investments purchased	531,817	926,533	1,223,218	454,600
Payable upon return of collateral for securities loaned	—	—	—	—
Payable for fund shares redeemed	219,550	550,296	292,064	391,827
Open options written, at value	—	—	—	—
Payable to affiliate	124,830	321,492	319,867	104,769
Total Liabilities	942,890	1,906,032	1,914,793	983,916

Net Assets
Capital stock (beneficial interest)	330,485,837	810,082,919	788,637,482	295,113,914
Accumulated undistributed net investment income/(loss)	312,008	5,131,439	1,123,489	671,806
Accumulated undistributed net realized gain/(loss) on
investments and foreign currency transactions	5,717,046	11,701,194	10,368,486	2,646,091
Net unrealized appreciation/(depreciation) on:
Investments	—	—	—	—
Affiliated investments	54,065,556	101,150,883	71,012,931	16,804,210
Written option contracts	—	—	—	—
Futures contracts	—	—	—	—

Total Net Assets	$390,580,447	$928,066,435	$871,142,388	$315,236,021

Class A Share Capital	$332,742,643	$859,173,115	$843,224,600	$305,469,984
Shares of beneficial interest outstanding (Class A)	24,121,367	64,943,274	68,469,137	26,478,754
Net asset value per share	$13.79	$13.23	$12.32	$11.54
Maximum public offering price	$14.59	$14.00	$13.04	$12.21

Class B Share Capital	$—	$—	$—	$—
Shares of beneficial interest outstanding (Class B)	—	—	—	—
Net asset value per share	$—	$—	$—	$—

Institutional Class Share Capital	$57,837,804	$68,893,320	$27,917,788	$9,766,037
Shares of beneficial interest outstanding (Institutional Class)	4,172,623	5,181,783	2,262,976	844,941
Net asset value per share	$13.86	$13.30	$12.34	$11.56

The accompanying Notes to Financial Statements are an integral part of this statement.

214

Thrivent Mutual Funds

Statement of Assets and Liabilities – continued

	Partner	Partner				Partner
Technology	Small Cap	Small Cap	Small Cap	Small Cap	Mid Cap	Mid Cap
Fund	Growth Fund	Value Fund	Stock Fund	Index Fund	Growth Fund	Value Fund

$42,953,662	$95,388,732	$158,408,952	$627,380,122	$39,012,518	$376,115,454	$46,138,539
44,741,911	78,679,896	139,413,286	538,403,634	46,095,849	344,606,473	43,407,529
4,252,366	26,852,089	43,066,831	193,186,792	7,919,626	109,259,522	6,358,651
48,994,277	105,531,985	182,480,117	731,590,426	54,015,475	453,865,995	49,766,180

—	17,858	558,000	—	131,684	906,362	—
5,504	19,969	79,300	238,232	28,481	168,141	20,955
1,649	1,674	1,928	2,996	1,666	2,391	1,643
3,763,907	895,820	40,383	13,604,217	5,567	856,863	721,614
—	—	—	—	—	7,985	—
16,302	82,573	81,066	140,845	5,219	182,548	44,733
—	—	—	—	8,160	—	—
52,781,639	106,549,879	183,240,794	745,576,716	54,196,252	455,990,285	50,555,125

40,682	16,363	41,423	171,913	29,249	136,385	15,516
2,966,047	823,356	141,755	19,990,012	92,742	1,429,674	515,059
3,005,900	25,651,383	38,943,138	158,510,727	7,664,789	89,916,284	4,022,546
13,329	—	266,845	502,424	13,473	197,848	—
—	—	—	—	—	6,758	—
39,199	69,007	120,627	520,826	28,098	276,119	32,695
6,065,157	26,560,109	39,513,788	179,695,902	7,828,351	91,963,068	4,585,816

64,982,241	66,836,824	108,397,410	395,453,102	26,397,932	265,227,409	39,675,722
(11,283)	(3,971)	372,278	(285,181)	135,998	(25,814)	270,895

(24,295,091)	3,013,664	10,886,153	66,502,589	4,830,691	21,073,855	2,395,051

6,040,615	10,143,253	24,071,165	104,210,304	15,002,957	77,750,541	3,627,641
—	—	—	—	—	—	—
—	—	—	—	—	1,226	—
—	—	—	—	323	—	—
$46,716,482	$79,989,770	$143,727,006	$565,880,814	$46,367,901	$364,027,217	$45,969,309

$42,399,041	$15,509,766	$82,489,576	$448,936,836	$46,367,901	$302,662,551	$12,026,118
9,069,091	1,113,805	5,026,678	23,647,543	2,804,578	15,560,926	929,778
$4.68	$13.93	$16.41	$18.98	$16.53	$19.45	$12.93
$4.95	$14.74	$17.37	$20.08	$17.49	$20.58	$13.68

$1,692,666	$—	$3,554,482	$10,348,783	$—	$19,268,143	$—
381,591	—	230,155	628,832	—	1,090,094	—
$4.44	$—	$15.44	$16.46	$—	$17.68	$—

$2,624,775	$64,480,004	$57,682,948	$106,595,195	$—	$42,096,523	$33,943,191
530,364	4,605,969	3,373,701	5,168,361	—	2,006,548	2,617,859
$4.95	$14.00	$17.10	$20.62	$—	$20.98	$12.97

The accompanying Notes to Financial Statements are an integral part of this statement.

215

Thrivent Mutual Funds

Statement of Assets and Liabilities – continued

				Partner
	Mid Cap	Mid Cap	Mid Cap	International
As of October 31, 2007	Stock Fund	Index Fund	Index Fund-I	Stock Fund

Assets
Investments at cost	$1,327,942,267	$48,677,540	$9,490,661	$602,539,797
Investments in securities at market value	1,154,544,392	60,327,505	13,509,283	714,381,594
Investments in affiliates at market value	281,960,424	6,090,225	1,127,674	31,486,793
Investments at Market Value	1,436,504,816	66,417,730	14,636,957	745,868,387

Cash	2,103,185	46,800	10,800	25,596(a)
Dividends and interest receivable	580,698	33,527	7,038	1,648,429
Prepaid expenses	4,582	1,702	1,597	3,215
Receivable for investments sold	2,202,404	—	—	17,055,856
Receivable for written options	—	—	—	—
Receivable for fund shares sold	579,441	7,376	—	512,020
Swap agreements, at value	—	—	—	—
Receivable for forward contracts	—	—	—	2,505,708
Receivable for variation margin	—	14,415	18,240	—
Total Assets	1,441,975,126	66,521,550	14,674,632	767,619,211

Liabilities
Distributions payable	—	—	—	—
Accrued expenses	262,646	29,858	16,564	135,749
Payable for investments purchased	3,143,044	27,250	5,450	12,949,772
Payable upon return of collateral for securities loaned	263,325,754	5,297,773	323,882	27,736,142
Payable for fund shares redeemed	1,279,402	114,333	179,688	266,348
Payable for forward contracts	—	—	—	2,506,033
Open options written, at value	—	—	—	—
Payable to affiliate	1,059,438	37,797	3,361	558,582
Mortgage dollar roll deferred revenue	—	—	—	—
Total Liabilities	269,070,284	5,507,011	528,945	44,152,626

Net Assets
Capital stock (beneficial interest)	913,617,333	37,174,910	5,053,484	518,134,496
Accumulated undistributed net investment income/(loss)	1,113,984	290,005	151,881	10,070,184
Accumulated undistributed net realized gain/(loss) on
investments and foreign currency transactions	149,610,976	5,813,769	3,787,215	51,921,025
Net unrealized appreciation/(depreciation) on:
Investments	108,562,549	17,740,190	5,146,296	143,328,590
Written option contracts	—	—	—	—
Futures contracts	—	(4,335)	6,811	—
Swap agreements	—	—	—	—
Foreign currency forward contracts	—	—	—	(325)
Foreign currency transactions	—	—	—	12,615
Total Net Assets	$1,172,904,842	$61,014,539	$14,145,687	$723,466,585

Class A Share Capital	$988,917,187	$61,014,539	$—	$382,101,413
Shares of beneficial interest outstanding (Class A)	54,987,218	3,837,941	—	24,031,488
Net asset value per share	$17.98	$15.90	$—	$15.90
Maximum public offering price	$19.03	$16.83	$—	$16.83

Class B Share Capital	$11,914,074	$—	$—	$10,769,992
Shares of beneficial interest outstanding (Class B)	780,964	—	—	705,599
Net asset value per share	$15.26	$—	$—	$15.26

Institutional Class Share Capital	$172,073,581	$—	$14,145,687	$330,595,180
Shares of beneficial interest outstanding (Institutional Class)	8,987,991	—	924,471	20,388,751
Net asset value per share	$19.14	$—	$15.30	$16.21

a) Includes foreign currency holdings of $27,864 (cost $27,124).

The accompanying Notes to Financial Statements are an integral part of this statement.

216

Thrivent Mutual Funds

Statement of Assets and Liabilities – continued

Large Cap	Large Cap	Large Cap	Large Cap	Large Cap	Balanced	High Yield
Growth Fund	Value Fund	Stock Fund	Index Fund	Index Fund-I	Fund	Fund

$562,902,669	$629,216,710	$2,885,008,974	$70,796,839	$29,315,774	$357,530,030	$639,129,959
568,977,992	647,453,314	3,423,968,559	91,446,976	34,344,062	346,427,313	553,888,868
66,767,549	103,121,481	422,051,901	6,809,258	1,751,786	53,941,063	79,566,094
635,745,541	750,574,795	3,846,020,460	98,256,234	36,095,848	400,368,376	633,454,962

—	—	12,143	—	—	1,687	2,485
326,900	804,435	3,087,147	86,822	31,678	940,389	11,977,247
2,653	3,007	10,259	1,781	1,630	2,406	3,225
8,821,865	5,132,480	23,729,077	13,242	5,736	1,689,212	766,111
90,450	—	—	—	—	—	—
617,806	412,499	443,492	10,213	—	63,419	211,729
—	—	—	—	—	—	413,908
—	—	—	—	—	—	—
—	—	431,750	29,295	13,702	56,985	—
645,605,215	756,927,216	3,873,734,328	98,397,587	36,148,594	403,122,474	646,829,667

—	—	—	—	—	—	1,000,189
71,140	111,047	791,531	32,031	17,184	94,507	111,943
17,338,387	20,568,474	7,078,422	—	—	34,296,114	17,556,950
43,016,898	75,833,378	417,436,171	4,630,568	911,167	39,692,963	69,283,020
181,312	411,451	2,073,358	62,247	210,154	410,348	306,576
—	—	—	—	—	—	—
107,822	—	—	—	—	9,375	—
423,822	405,372	2,641,604	38,286	8,537	253,691	359,982
—	—	—	—	—	7,977	—
61,139,381	97,329,722	430,021,086	4,763,132	1,147,042	74,764,975	88,618,660

480,572,126	500,691,007	2,170,726,471	67,803,922	29,698,048	266,117,438	1,034,114,141
1,265,857	6,762,407	22,687,776	986,277	421,215	698,307	(123,871)

29,783,509	30,785,995	288,798,422	(2,629,649)	(1,911,097)	18,707,282	(469,891,548)

72,842,872	121,358,085	961,011,486	27,459,395	6,780,074	42,838,346	(5,674,997)
1,470	—	—	—	—	9,375	—
—	—	489,087	14,510	13,312	(13,249)	—
—	—	—	—	—	—	(212,718)
—	—	—	—	—	—	—
—	—	—	—	—	—	—
$584,465,834	$659,597,494	$3,443,713,242	$93,634,455	$35,001,552	$328,357,499	$558,211,007

$157,277,223	$336,944,824	$3,028,996,060	$93,634,455	$—	$236,988,711	$486,165,052
24,125,067	18,802,380	96,667,827	8,748,632	—	17,375,368	96,565,217
$6.52	$17.92	$31.33	$10.70	$—	$13.64	$5.03
$6.90	$18.96	$33.15	$11.32	$—	$14.43	$5.27

$8,899,632	$9,766,862	$45,390,368	$—	$—	$7,579,519	$9,927,898
1,469,606	555,255	1,575,277	—	—	558,060	1,972,528
$6.06	$17.59	$28.81	$—	$—	$13.58	$5.03

$418,288,979	$312,885,808	$369,326,814	$—	$35,001,552	$83,789,269	$62,118,057
60,334,421	17,315,390	11,689,691	—	3,284,972	6,149,262	12,324,082
$6.93	$18.07	$31.59	$—	$10.66	$13.63	$5.04

The accompanying Notes to Financial Statements are an integral part of this statement.

217

Thrivent Mutual Funds

Statement of Assets and Liabilities – continued

	Municipal	Income	Core Bond
As of October 31, 2007	Bond Fund	Fund	Fund

Assets
Investments at cost	$1,102,700,446	$956,935,595	$520,113,426
Investments in securities at market value	1,167,391,735	871,457,792	455,715,482
Investments in affiliates at market value	—	76,229,164	61,798,236
Investments at Market Value	1,167,391,735	947,686,956	517,513,718

Cash	9,662	18,266	5,213
Dividends and interest receivable	18,013,412	8,296,185	2,667,125
Prepaid expenses	4,687	3,379	2,516
Receivable for investments sold	—	6,497,444	713,783
Receivable for fund shares sold	140,046	422,709	14,903
Swap agreements, at value	—	—	—
Receivable for variation margin	—	335,774	233,332
Total Assets	1,185,559,542	963,260,713	521,150,590

Liabilities
Distributions payable	911,440	362,307	150,007
Accrued expenses	182,397	106,272	108,203
Payable for investments purchased	7,652,808	94,689,279	107,633,895
Payable upon return of collateral for securities loaned	—	58,963,653	28,870,709
Payable for fund shares redeemed	462,230	255,905	737,617
Open options written, at value	—	46,250	37,500
Swap agreements, at value	—	—	—
Payable to affiliate	771,134	396,373	255,752
Mortgage dollar roll deferred revenue	—	24,899	23,796
Total Liabilities	9,980,009	154,844,938	137,817,479

Net Assets
Capital stock (beneficial interest)	1,113,028,052	846,332,748	399,400,011
Accumulated undistributed net investment income/(loss)	(14,027)	306,064	264,248
Accumulated undistributed net realized gain/(loss) on
investments and foreign currency transactions	(2,125,781)	(29,175,541)	(13,829,594)
Net unrealized appreciation/(depreciation) on:
Investments	64,691,289	(9,248,639)	(2,599,708)
Written option contracts	—	34,688	37,500
Futures contracts	—	166,455	60,654
Swap agreements	—	—	—
Total Net Assets	$1,175,579,533	$808,415,775	$383,333,111

Class A Share Capital	$1,145,816,509	$432,983,200	$295,055,621
Shares of beneficial interest outstanding (Class A)	102,630,824	50,936,281	30,185,570
Net asset value per share	$11.16	$8.50	$9.77
Maximum public offering price	$11.69	$8.90	$10.23

Class B Share Capital	$12,386,127	$6,525,418	$4,515,363
Shares of beneficial interest outstanding (Class B)	1,109,818	769,429	461,693
Net asset value per share	$11.16	$8.48	$9.78

Institutional Class Share Capital	$17,376,897	$368,907,157	$83,762,127
Shares of beneficial interest outstanding (Institutional Class)	1,556,475	43,437,154	8,566,073
Net asset value per share	$11.16	$8.49	$9.78

The accompanying Notes to Financial Statements are an integral part of this statement.

218

Thrivent Mutual Funds

Statement of Assets and Liabilities – continued

Limited	Money
Maturity	Market
Bond Fund	Fund

$462,252,589	$1,601,462,104
417,093,310	1,601,462,104
42,952,080	—
460,045,390	1,601,462,104

3,067	110,348
3,165,653	2,215,238
2,397	5,006
3,746,062	—
948,498	15,115,534
283,680	—
150,467	—
468,345,214	1,618,908,230

31,863	58,798
42,008	255,272
35,285,985	—
14,722,625	—
521,603	7,605,446
8,750	—
124,446	—
137,605	570,905
14,793	—
50,889,678	8,490,421

420,800,109	1,610,426,798
98,402	10,547

(1,372,293)	(19,536)

(2,207,199)	—
6,563	—
(7,909)	—
137,863	—
$417,455,536	$1,610,417,809

$111,953,804	$1,183,862,159
8,931,711	1,183,862,161
$12.53	$1.00
$12.53	$1.00

$1,813,276	$1,529,322
144,547	1,529,322
$12.54	$1.00

$303,688,456	$425,026,328
24,234,537	425,026,328
$12.53	$1.00

The accompanying Notes to Financial Statements are an integral part of this statement.

219

Thrivent Mutual Funds

Statement of Operations

	Aggressive	Moderately	Moderate	Moderately
	Allocation	Aggressive	Allocation	Conservative
For the year ended October 31, 2007	Fund	Allocation Fund	Fund	Allocation Fund

Investment Income
Dividends	$—	$—	$—	$—
Taxable interest	—	—	—	—
Income from securities loaned	—	—	—	—
Income from affiliated investments	3,526,489	13,097,488	17,917,368	7,929,789
Foreign dividend tax withholding	—	—	—	—
Total Investment Income	3,526,489	13,097,488	17,917,368	7,929,789

Expenses
Adviser fees	450,214	989,424	942,914	340,585
Sub-Adviser fees	—	—	—	—
Accounting and pricing fees	22,334	30,674	30,674	20,674
Administrative service fees	60,028	138,373	130,957	45,411
Audit and legal fees	17,413	21,393	21,345	16,648
Custody fees	4,030	4,030	4,030	4,030
Distribution expenses Class A	632,197	1,590,388	1,581,785	545,242
Distribution expenses Class B	—	—	—	—
Insurance expenses	5,443	7,527	7,402	5,030
Printing and postage expenses Class A	200,612	332,859	228,033	67,266
Printing and postage expenses Class B	—	—	—	—
Printing and postage expenses Institutional Class	794	893	609	338
SEC and state registration expenses	57,450	105,289	109,806	56,718
Transfer agent fees Class A	447,111	761,889	527,804	152,577
Transfer agent fees Class B	—	—	—	—
Transfer agent fees Institutional Class	153	230	258	200
Trustees’ fees	3,816	3,816	3,816	3,816
Other expenses	7,199	7,720	7,812	7,337
Total Expenses Before Reimbursement	1,908,794	3,994,505	3,597,245	1,265,872

Less:
Reimbursement from adviser	(902,092)	(1,617,974)	(1,223,278)	(527,951)
Custody earnings credit	—	—	—	—
Total Net Expenses	1,006,702	2,376,531	2,373,967	737,921

Net Investment Income/(Loss)	2,519,787	10,720,957	15,543,401	7,191,868

Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	—	—	—	—
Affiliated investments	560,630	396,118	(528,492)	17,646
Distributions of realized capital gains from
affiliated investments	6,375,994	13,449,093	13,399,482	3,217,535
Written option contracts	—	—	—	—
Futures contracts	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	—	—	—	—
Affiliated investments	41,239,805	75,005,268	49,052,561	10,872,839
Written option contracts	—	—	—	—
Futures contracts	—	—	—	—

Net Realized and Unrealized Gains/(Losses)	48,176,429	88,850,479	61,923,551	14,108,020

Net Increase/(Decrease) in Net Assets Resulting
From Operations	$50,696,216	$99,571,436	$77,466,952	$21,299,888

The accompanying Notes to Financial Statements are an integral part of this statement.

220

Thrivent Mutual Funds

Statement of Operations – continued

	Partner	Partner				Partner
Technology	Small Cap	Small Cap	Small Cap	Small Cap	Mid Cap	Mid Cap
Fund	Growth Fund	Value Fund	Stock Fund	Index Fund	Growth Fund	Value Fund

$175,645	$175,535	$1,732,485	$4,812,039	$537,688	$1,683,566	$689,679
4,503	73,970	12,753	590,983	6,463	84,425	5,859
13,022	84,459	104,723	412,971	49,415	396,423	9,078
39,897	58,020	252,375	1,409,829	39,128	677,293	71,581
(4,838)	—	—	—	(192)	(3,833)	(101)
228,229	391,984	2,102,336	7,225,822	632,502	2,837,874	776,096

323,667	187,160	145,387	3,721,147	120,317	1,357,280	99,807
—	332,646	872,321	—	—	—	199,615
18,727	22,542	25,594	49,014	23,847	37,206	19,554
8,631	11,551	29,078	111,420	9,625	67,559	7,985
14,764	14,710	16,125	22,958	14,818	19,208	14,553
4,546	38,683	12,124	48,945	12,996	19,217	37,248
97,354	34,146	213,863	1,129,010	120,317	690,676	25,974
19,293	—	47,530	131,625	—	222,697	—
4,069	4,079	4,736	7,718	4,105	6,081	4,002
90,848	3,143	91,997	415,391	50,245	396,181	4,106
4,672	—	6,510	16,193	—	33,613	—
190	1,449	1,259	2,225	—	1,232	840
31,062	26,244	43,155	66,431	16,544	54,392	25,667
206,699	7,410	229,864	995,509	134,835	870,185	14,379
16,268	—	21,534	72,069	—	156,234	—
170	263	552	1,299	—	1,114	153
4,870	3,816	5,543	24,338	4,613	14,536	3,816
8,530	7,547	8,598	11,429	7,895	10,036	7,481
854,360	695,389	1,775,770	6,826,721	520,157	3,957,447	465,180

(212,676)	(124,322)	(255,846)	(112,770)	(62,063)	(54,024)	(155,129)
(13)	(251)	(1,670)	(2,640)	(888)	(111)	(67)
641,671	570,816	1,518,254	6,711,311	457,206	3,903,312	309,984

(413,442)	(178,832)	584,082	514,511	175,296	(1,065,438)	466,112

3,589,799	3,385,615	11,865,792	72,130,551	5,057,671	49,813,660	2,404,520
—	—	—	—	—	—	—

—	—	—	—	—	—	—
—	—	—	—	—	35,600	—
—	—	—	(87,969)	16,514	—	—

6,649,095	7,179,543	874,667	3,069,598	(427,726)	38,117,703	1,040,494
—	—	—	—	—	—	—
—	—	—	—	—	1,467	—
—	—	—	—	(20,462)	—	—

10,238,894	10,565,158	12,740,459	75,112,180	4,625,997	87,968,430	3,445,014

$9,825,452	$10,386,326	$13,324,541	$75,626,691	$4,801,293	$86,902,992	$3,911,126

The accompanying Notes to Financial Statements are an integral part of this statement.

221

Thrivent Mutual Funds

Statement of Operations – continued

				Partner
	Mid Cap	Mid Cap	Mid Cap	International
For the year ended October 31, 2007	Stock Fund	Index Fund	Index Fund-I	Stock Fund

Investment Income
Dividends	$18,138,131	$930,060	$311,007	$18,974,319
Taxable interest	1,589,332	6,463	9,666	826,118
Income from mortgage dollar rolls	—	—	—	—
Income from securities loaned	481,750	32,386	9,435	52,036
Income from affiliated investments	1,603,830	74,334	30,153	309,552
Foreign dividend tax withholding	—	—	—	(1,278,916)
Total Investment Income	21,813,043	1,043,243	360,261	18,883,109

Expenses
Adviser fees	7,602,198	155,913	51,736	1,545,330
Sub-Adviser fees	—	—	—	2,331,217
Accounting and pricing fees	81,749	22,599	19,434	99,899
Administrative service fees	233,409	12,473	4,139	128,385
Audit and legal fees	31,759	15,034	14,415	24,536
Custody fees	50,220	12,505	12,417	236,232
Distribution expenses Class A	2,509,536	155,913	—	896,684
Distribution expenses Class B	156,651	—	—	125,734
Insurance expenses	11,889	4,205	3,921	7,988
Printing and postage expenses Class A	553,133	45,030	—	257,886
Printing and postage expenses Class B	14,965	—	—	15,010
Printing and postage expenses Institutional Class	3,579	—	1,171	5,456
SEC and state registration expenses	114,394	18,240	14,378	75,336
Transfer agent fees Class A	1,628,355	164,893	—	919,039
Transfer agent fees Class B	77,957	—	—	72,164
Transfer agent fees Institutional Class	5,805	—	561	986
Trustees’ fees	45,949	4,718	4,377	24,727
Other expenses	14,315	7,834	7,635	10,470
Total Expenses Before Reimbursement	13,135,863	619,357	134,184	6,777,079

Less:
Reimbursement from adviser	(130,045)	(57,027)	(1,467)	(24,819)
Custody earnings credit	(2,823)	(456)	(137)	(758)
Total Net Expenses	13,002,995	561,874	132,580	6,751,502

Net Investment Income/(Loss)	8,810,048	481,369	227,681	12,131,607

Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	155,586,048	6,276,922	4,186,819	84,124,936
Written option contracts	—	—	—	—
Futures contracts	—	63,803	36,336	—
Foreign currency transactions	—	—	—	(265,530)
Swap agreements	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	4,549,641	2,403,082	(1,498,105)	44,646,551
Written option contracts	—	—	—	—
Futures contracts	—	(10,272)	(12,463)	—
Foreign currency forward contracts	—	—	—	1,226
Foreign currency transactions	—	—	—	8,435
Swap agreements	—	—	—	—

Net Realized and Unrealized Gains/(Losses)	160,135,689	8,733,535	2,712,587	128,515,618

Net Increase/(Decrease) in Net Assets Resulting
From Operations	$168,945,737	$9,214,904	$2,940,268	$140,647,225

The accompanying Notes to Financial Statements are an integral part of this statement.

222

Thrivent Mutual Funds

Statement of Operations – continued

Large Cap	Large Cap	Large Cap	Large Cap	Large Cap	Balanced	High Yield
Growth Fund	Value Fund	Stock Fund	Index Fund	Index Fund-I	Fund	Fund

$4,277,881	$12,190,882	$64,017,764	$1,777,092	$647,041	$3,614,068	$477,869
21,800	74,172	5,586,936	12,924	12,047	5,268,123	48,646,943
—	—	—	—	—	125,488	—
64,705	108,902	440,117	11,165	4,091	102,276	275,826
651,377	830,090	1,289,923	54,170	38,418	668,539	1,281,612
(31,150)	(70,941)	(274,818)	—	—	(22,127)	—

4,984,613	13,133,105	71,059,922	1,855,351	701,597	9,756,367	50,682,250

3,448,259	2,630,202	17,581,084	233,991	86,253	1,847,137	2,372,244
—	—	—	—	—	—	—
33,745	44,032	225,395	25,482	21,816	55,238	71,038
92,129	116,898	681,382	18,719	6,900	67,169	121,271
19,619	22,180	68,601	15,523	14,573	19,603	24,079
49,253	24,925	98,605	12,373	7,671	36,212	21,621
351,649	847,543	7,608,711	233,991	—	605,018	1,290,455
101,937	121,771	561,568	—	—	86,856	129,553
6,443	7,524	28,042	4,420	3,999	6,224	8,344
128,465	172,909	1,576,842	50,814	—	121,759	234,197
13,631	12,908	62,621	—	—	7,314	11,107
4,659	4,048	5,577	—	1,787	2,042	2,792
63,797	68,675	248,786	21,319	16,236	49,008	77,291
461,710	630,467	4,293,471	192,816	—	393,151	656,314
71,015	62,506	331,072	—	—	34,018	50,078
1,395	2,798	2,681	—	468	342	2,668
17,104	24,160	137,274	4,848	4,632	18,670	23,081
9,763	10,709	27,809	8,042	7,746	10,480	10,160
4,874,573	4,804,255	33,539,521	822,338	172,081	3,360,241	5,106,293

(1,411,276)	(67,280)	(311,372)	(260,452)	(1,890)	(56,317)	(122,224)
(312)	(1,153)	(2,855)	(309)	(125)	(1,209)	(10,073)
3,462,985	4,735,822	33,225,294	561,577	170,066	3,302,715	4,973,996

1,521,628	8,397,283	37,834,628	1,293,774	531,531	6,453,652	45,708,254

41,425,459	32,852,973	415,585,611	1,145,541	350,967	20,176,944	11,966,939
218,149	—	—	—	—	31,055	—
—	—	4,993,760	46,725	108,978	(235,890)	88,902
—	—	—	—	—	(474)	—
—	—	—	—	—	(146,865)	(302,259)

58,213,896	33,582,411	25,852,485	9,708,107	3,620,349	13,303,029	(15,683,538)
(2,642)	—	—	—	—	9,375	—
—	—	489,087	(417)	(15,816)	(15,180)	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	(212,718)

99,854,862	66,435,384	446,920,943	10,899,956	4,064,478	33,121,994	(4,142,674)

$101,376,490	$74,832,667	$484,755,571	$12,193,730	$4,596,009	$39,575,646	$41,565,580

The accompanying Notes to Financial Statements are an integral part of this statement.

223

Thrivent Mutual Funds

Statement of Operations – continued

	Municipal	Income	Core Bond
For the year ended October 31, 2007	Bond Fund	Fund	Fund

Investment Income
Dividends	$—	$—	$—
Taxable interest	4,481,572	40,977,541	19,169,679
Tax exempt interest	57,614,752	—	—
Income from mortgage dollar rolls	—	393,235	435,108
Income from securities loaned	—	104,975	65,333
Income from affiliated investments	—	1,338,206	964,407
Total Investment Income	62,096,324	42,813,957	20,634,527

Expenses
Adviser fees	4,944,427	2,494,561	1,674,364
Accounting and pricing fees	158,358	74,233	58,031
Administrative service fees	239,681	145,819	74,416
Audit and legal fees	33,677	24,365	20,413
Custody fees	28,919	28,964	20,697
Distribution expenses Class A	2,919,747	1,122,295	790,996
Distribution expenses Class B	167,518	91,153	62,209
Insurance expenses	12,591	8,610	6,586
Printing and postage expenses Class A	208,651	187,213	118,997
Printing and postage expenses Class B	6,057	10,021	5,274
Printing and postage expenses Institutional Class	679	4,845	1,604
SEC and state registration expenses	116,641	85,908	53,609
Transfer agent fees Class A	536,662	546,117	452,334
Transfer agent fees Class B	18,693	47,085	23,876
Transfer agent fees Institutional Class	2,215	2,079	2,029
Trustees’ fees	47,684	25,764	21,729
Other expenses	13,214	10,029	8,832
Total Expenses Before Reimbursement	9,455,414	4,909,061	3,395,996

Less:
Reimbursement from adviser	(24,117)	(126,177)	(78,099)
Custody earnings credit	(1,538)	(5,812)	(3,157)

Total Net Expenses	9,429,759	4,777,072	3,314,740

Net Investment Income/(Loss)	52,666,565	38,036,885	17,319,787

Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	3,170,363	6,180,692	(280,437)
Written option contracts	—	217,383	124,218
Futures contracts	—	(98,792)	(651,102)
Foreign currency transactions	—	(3,810)	(1,471)
Swap agreements	—	(1,104,661)	(620,342)
Change in net unrealized appreciation/(depreciation) on:
Investments	(26,962,462)	(14,287,866)	(3,728,475)
Written option contracts	—	34,688	37,500
Futures contracts	—	340,145	11,798
Swap agreements	—	—	—

Net Realized and Unrealized Gains/(Losses)	(23,792,099)	(8,722,221)	(5,108,311)

Net Increase/(Decrease) in Net Assets Resulting
From Operations	$28,874,466	$29,314,664	$12,211,476

The accompanying Notes to Financial Statements are an integral part of this statement.

224

Thrivent Mutual Funds

Statement of Operations – continued

Limited
Maturity	Money Market
Bond Fund	Fund

$—	$399,545
16,949,098	74,960,441
—	—
120,066	—
21,595	—
768,037	—
17,858,796	75,359,986

1,018,425	5,652,340
42,435	85,412
67,895	278,605
18,248	32,627
15,731	41,456
164,439	1,264,910
4,572	13,796
5,860	12,686
50,516	601,458
1,040	1,599
4,155	9,166
73,719	192,763
198,932	1,431,666
4,260	6,047
6,749	2,095
13,247	48,667
7,470	12,336
1,697,693	9,687,629

(45,175)	(2,416,101)
(7,538)	(3,339)
1,644,980	7,268,189

16,213,816	68,091,797

613,427	(19,536)
62,695	—
(671,032)	—
(915)	—
(343,502)	—

(1,598,391)	—
6,563	—
29,663	—
137,863	—

(1,763,629)	(19,536)

$14,450,187	$68,072,261

The accompanying Notes to Financial Statements are an integral part of this statement.

225

Thrivent Mutual Funds

Statement of Changes in Net Assets

	Aggressive Allocation		Moderately Aggressive
	Fund		Allocation Fund

For the periods ended	10/31/2007	10/31/2006	10/31/2007	10/31/2006

Operations
Net investment income/(loss)	$2,519,787	$1,050,214	$10,720,957	$4,244,421
Net realized gains/(losses) on:
Investments	—	—	—	—
Affiliated investments	560,630	(72,206)	396,118	83,912
Distributions of realized capital gains from
affiliated investments	6,375,994	706,204	13,449,093	1,134,486
Change in net unrealized appreciation/(depreciation) on:
Investments	—	—	—	—
Affiliated investments	41,239,805	12,627,314	75,005,268	25,971,422

Net Change in Net Assets Resulting
From Operations	50,696,216	14,311,526	99,571,436	31,434,241

Distributions to Shareholders
From net investment income	(3,897,772)	(593,507)	(10,860,937)	(1,360,298)
From net realized gains	(632,879)	—	(1,030,546)	—

Total Distributions to Shareholders	(4,530,651)	(593,507)	(11,891,483)	(1,360,298)

Capital Stock Transactions	132,564,581	168,727,654	377,275,483	367,144,669

Net Increase/(Decrease) in Net Assets	178,730,146	182,445,673	464,955,436	397,218,612

Net Assets, Beginning of Period	211,850,301	29,404,628	463,110,999	65,892,387

Net Assets, End of Period	$390,580,447	$211,850,301	$928,066,435	$463,110,999

	Partner Small Cap		Small Cap
	Value Fund		Stock Fund

For the periods ended	10/31/2007	10/31/2006	10/31/2007	10/31/2006

Operations
Net investment income/(loss)	$584,082	$696,961	$514,511	$(1,396,328)
Net realized gains/(losses) on:
Investments	11,865,792	6,053,843	72,130,551	58,639,765
Written option contracts	—	—	—	—
Futures contracts	—	—	(87,969)	1,062,631
Change in net unrealized appreciation/(depreciation) on:
Investments	874,667	12,466,684	3,069,598	18,907,527
Written option contracts	—	—	—	—
Futures contracts	—	—	—	—

Net Change in Net Assets Resulting
From Operations	13,324,541	19,217,488	75,626,691	77,213,595

Distributions to Shareholders
From net investment income	(366,586)	(381,590)	—	—
From net realized gains	(5,916,750)	(6,086,458)	(56,856,098)	(52,593,044)

Total Distributions to Shareholders	(6,283,336)	(6,468,048)	(56,856,098)	(52,593,044)

Capital Stock Transactions	6,441,160	21,175,487	(11,764,255)	52,051,493

Net Increase/(Decrease) in Net Assets	13,482,365	33,924,927	7,006,338	76,672,044

Net Assets, Beginning of Period	130,244,641	96,319,714	558,874,476	482,202,432

Net Assets, End of Period	$143,727,006	$130,244,641	$565,880,814	$558,874,476

The accompanying Notes to Financial Statements are an integral part of this statement.

226

Thrivent Mutual Funds

Statement of Changes in Net Assets – continued

Moderate Allocation		Moderately Conservative		Technology		Partner Small
Fund		Allocation Fund		Fund		Cap Growth Fund

10/31/2007	10/31/2006	10/31/2007	10/31/2006	10/31/2007	10/31/2006	10/31/2007	10/31/2006

$15,543,401	$6,426,432	$7,191,868	$3,055,979	$(413,442)	$(376,343)	$(178,832)	$(9,774)

—	—	—	—	3,589,799	521,497	3,385,615	14,342
(528,492)	48,262	17,646	56,329	—	—	—	—

13,399,482	1,733,913	3,217,535	448,617	—	—	—	—

—	—	—	—	6,649,095	3,162,485	7,179,543	2,480,981
49,052,561	21,925,117	10,872,839	5,976,528	—	—	—	—

77,466,952	30,133,724	21,299,888	9,537,453	9,825,452	3,307,639	10,386,326	2,485,549

(17,495,259)	(6,007,876)	(7,495,708)	(2,786,155)	—	—	(53,994)	—
(1,698,236)	—	(463,260)	—	—	—	—	—

(19,193,495)	(6,007,876)	(7,958,968)	(2,786,155)	—	—	(53,994)	—

352,922,702	356,782,599	138,462,681	123,006,090	(7,715,199)	(7,466,749)	28,364,510	25,157,829

411,196,159	380,908,447	151,803,601	129,757,388	2,110,253	(4,159,110)	38,696,842	27,643,378

459,946,229	79,037,782	163,432,420	33,675,032	44,606,229	48,765,339	41,292,928	13,649,550

$871,142,388	$459,946,229	$315,236,021	$163,432,420	$46,716,482	$44,606,229	$79,989,770	$41,292,928

Small Cap		Mid Cap		Partner Mid Cap		Mid Cap
Index Fund		Growth Fund		Value Fund		Stock Fund

10/31/2007	10/31/2006	10/31/2007	10/31/2006	10/31/2007	10/31/2006	10/31/2007	10/31/2006

$175,296	$104,305	$(1,065,438)	$(1,395,786)	$466,112	$391,298	$8,810,048	$1,440,535

5,057,671	3,191,987	49,813,660	29,662,260	2,404,520	148,545	155,586,048	192,483,986
—	—	35,600	32,638	—	—	—	—
16,514	82,381	—	—	—	—	—	—

(427,726)	3,389,584	38,117,703	5,014,198	1,040,494	2,530,385	4,549,641	(42,034,620)
—	—	1,467	(241)	—	—	—	—
(20,462)	57,733	—	—	—	—	—	—

4,801,293	6,825,990	86,902,992	33,313,069	3,911,126	3,070,228	168,945,737	151,889,901

(70,526)	(73,001)	—	—	(506,983)	(48,599)	(1,531,416)	—
(3,380,175)	(879,437)	(22,856,197)	—	(198,154)	—	(185,489,976)	(101,541,373)

(3,450,701)	(952,438)	(22,856,197)	—	(705,137)	(48,599)	(187,021,392)	(101,541,373)

(3,009,803)	(4,779,018)	(23,321,712)	(26,887,487)	11,310,615	19,683,701	79,741,104	58,174,368

(1,659,211)	1,094,534	40,725,083	6,425,582	14,516,604	22,705,330	61,665,449	108,522,896

48,027,112	46,932,578	323,302,134	316,876,552	31,452,705	8,747,375	1,111,239,393	1,002,716,497

$46,367,901	$48,027,112	$364,027,217	$323,302,134	$45,969,309	$31,452,705	$1,172,904,842	$1,111,239,393

The accompanying Notes to Financial Statements are an integral part of this statement.

227

Thrivent Mutual Funds

Statement of Changes in Net Assets – continued

	Mid Cap		Mid Cap
	Index Fund		Index Fund-I

For the periods ended	10/31/2007	10/31/2006	10/31/2007	10/31/2006

Operations
Net investment income/(loss)	$481,369	$367,048	$227,681	$220,660
Net realized gains/(losses) on:
Investments	6,276,922	2,626,545	4,186,819	1,190,366
Written option contracts	—	—	—	—
Futures contracts	63,803	107,698	36,336	1,656
Foreign currency transactions	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	2,403,082	4,349,791	(1,498,105)	1,388,618
Written option contracts	—	—	—	—
Futures contracts	(10,272)	34,483	(12,463)	16,137
Foreign currency forward contracts	—	—	—	—
Foreign currency transactions	—	—	—	—

Net Change in Net Assets Resulting

From Operations	9,214,904	7,485,565	2,940,268	2,817,437

Distributions to Shareholders
From net investment income	(435,746)	(289,668)	(251,521)	(125,860)
From net realized gains	(2,837,634)	(3,962,434)	(1,100,875)	(1,541,630)

Total Distributions to Shareholders	(3,273,380)	(4,252,102)	(1,352,396)	(1,667,490)
Capital Stock Transactions	(6,488,708)	(4,117,833)	(10,068,002)	(1,606,129)

Net Increase/(Decrease) in Net Assets	(547,184)	(884,370)	(8,480,130)	(456,182)

Net Assets, Beginning of Period	61,561,723	62,446,093	22,625,817	23,081,999

Net Assets, End of Period	$61,014,539	$61,561,723	$14,145,687	$22,625,817

	Large Cap		Large Cap
	Index Fund		Index Fund-I

For the periods ended	10/31/2007	10/31/2006	10/31/2007	10/31/2006

Operations
Net investment income/(loss)	$1,293,774	$1,271,625	$531,531	$472,992
Net realized gains/(losses) on:
Investments	1,145,541	(3,510,264)	350,967	1,915,957
Written option contracts	—	—	—	—
Futures contracts	46,725	42,682	108,978	52,035
Foreign currency transactions	—	—	—	—
Swap agreements	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	9,708,107	15,696,987	3,620,349	2,156,990
Written option contracts	—	—	—	—
Futures contracts	(417)	27,251	(15,816)	30,941
Swap agreements	—	—	—	—

Net Change in Net Assets Resulting
From Operations	12,193,730	13,528,281	4,596,009	4,628,915

Distributions to Shareholders
From net investment income	(1,253,298)	(1,207,200)	(475,130)	(431,528)
From net realized gains	—	(88,425)	—	—

Total Distributions to Shareholders	(1,253,298)	(1,295,625)	(475,130)	(431,528)

Capital Stock Transactions	(9,634,208)	(14,249,954)	(1,697,446)	(3,099,630)

Net Increase/(Decrease) in Net Assets	1,306,224	(2,017,298)	2,423,433	1,097,757

Net Assets, Beginning of Period	92,328,231	94,345,529	32,578,119	31,480,362

Net Assets, End of Period	$93,634,455	$92,328,231	$35,001,552	$32,578,119

The accompanying Notes to Financial Statements are an integral part of this statement.

228

Thrivent Mutual Funds

Statement of Changes in Net Assets – continued

Partner International		Large Cap		Large Cap		Large Cap
Stock Fund		Growth Fund		Value Fund		Stock Fund

10/31/2007	10/31/2006	10/31/2007	10/31/2006	10/31/2007	10/31/2006	10/31/2007	10/31/2006

$12,131,607	$5,780,574	$1,521,628	$1,367,402	$8,397,283	$5,979,238	$37,834,628	$31,056,261

84,124,936	36,402,780	41,425,459	10,835,555	32,852,973	31,208,693	415,585,611	187,512,948
—	—	218,149	129,165	—	—	—	—
—	—	—	—	—	—	4,993,760	1,353,863
(265,530)	(153,895)	—	—	—	—	—	—

44,646,551	54,711,850	58,213,896	8,313,147	33,582,411	41,101,693	25,852,485	183,089,416
—	—	(2,642)	2,613	—	—	—	—
—	—	—	—	—	—	489,087	—
1,226	(1,120)	—	—	—	—	—	—
8,435	18,868	—	—	—	—	—	—

140,647,225	96,759,057	101,376,490	20,647,882	74,832,667	78,289,624	484,755,571	403,012,488

(7,072,912)	(4,550,020)	(1,611,639)	(362,403)	(6,247,252)	(4,838,129)	(32,993,037)	(22,969,707)
—	—	—	—	(28,918,515)	(5,697,959)	(142,672,537)	(37,619,468)

(7,072,912)	(4,550,020)	(1,611,639)	(362,403)	(35,165,767)	(10,536,088)	(175,665,574)	(60,589,175)

33,719,126	82,007,857	133,792,532	152,600,841	109,429,872	56,572,510	(287,296,107)	(490,294,712)

167,293,439	174,216,894	233,557,383	172,886,320	149,096,772	124,326,046	21,793,890	(147,871,399)

556,173,146	381,956,252	350,908,451	178,022,131	510,500,722	386,174,676	3,421,919,352	3,569,790,751

$723,466,585	$556,173,146	$584,465,834	$350,908,451	$659,597,494	$510,500,722	$3,443,713,242	$3,421,919,352

Balanced		High Yield		Municipal		Income
Fund		Fund		Bond Fund		Fund

10/31/2007	10/31/2006	10/31/2007	10/31/2006	10/31/2007	10/31/2006	10/31/2007	10/31/2006

$6,453,652	$6,505,919	$45,708,254	$47,156,259	$52,666,565	$55,724,400	$38,036,885	$29,996,005

20,176,944	16,727,101	11,966,939	(1,518,841)	3,170,363	5,573,334	6,180,692	(11,781,005)
31,055	42,184	—	—	—	—	217,383	222,888
(235,890)	142,181	88,902	225,995	—	(145,731)	(98,792)	1,521,559
(474)	1,112	—	—	—	—	(3,810)	245
(146,865)	—	(302,259)	—	—	—	(1,104,661)	—

13,303,029	15,502,008	(15,683,538)	8,047,938	(26,962,462)	2,986,542	(14,287,866)	13,051,491
9,375	—	—	—	—	—	34,688	—
(15,180)	(28,387)	—	—	—	—	340,145	(455,076)
—	—	(212,718)	—	—	—	—	—

39,575,646	38,892,118	41,565,580	53,911,351	28,874,466	64,138,545	29,314,664	32,556,107

(5,969,912)	(6,542,752)	(45,718,586)	(47,156,259)	(52,705,357)	(55,685,609)	(36,677,821)	(29,934,835)
(16,231,550)	(10,044,905)	—	—	—	—	—	—

(22,201,462)	(16,587,657)	(45,718,586)	(47,156,259)	(52,705,357)	(55,685,609)	(36,677,821)	(29,934,835)

(36,980,557)	(62,160,657)	(70,116,128)	24,092,606	(35,656,399)	(53,031,771)	165,746,225	49,235,437

(19,606,373)	(39,856,196)	(74,269,134)	30,847,698	(59,487,290)	(44,578,835)	158,383,068	51,856,709

347,963,872	387,820,068	632,480,141	601,632,443	1,235,066,823	1,279,645,658	650,032,707	598,175,998

$328,357,499	$347,963,872	$558,211,007	$632,480,141	$1,175,579,533	$1,235,066,823	$808,415,775	$650,032,707

The accompanying Notes to Financial Statements are an integral part of this statement.

229

Thrivent Mutual Funds

Statement of Changes in Net Assets – continued

	Core Bond		Limited Maturity
	Fund		Bond Fund

For the periods ended	10/31/2007	10/31/2006	10/31/2007	10/31/2006

Operations
Net investment income/(loss)	$17,319,787	$19,369,310	$16,213,816	$9,265,799
Net realized gains/(losses) on:
Investments	(280,437)	(9,424,786)	613,427	(901,553)
Written option contracts	124,218	167,842	62,695	19,800
Futures contracts	(651,102)	235,593	(671,032)	277,931
Foreign currency transactions	(1,471)	(134)	(915)	—
Swap agreements	(620,342)	—	(343,502)	—
Change in net unrealized appreciation/(depreciation) on:
Investments	(3,728,475)	8,918,695	(1,598,391)	1,253,361
Written option contracts	37,500	—	6,563	—
Futures contracts	11,798	404,359	29,663	(332,123)
Swap agreements	—	—	137,863	—

Net Change in Net Assets Resulting
From Operations	12,211,476	19,670,879	14,450,187	9,583,215

Distributions to Shareholders
From net investment income	(16,966,618)	(19,829,282)	(15,855,497)	(9,229,771)

Total Distributions to Shareholders	(16,966,618)	(19,829,282)	(15,855,497)	(9,229,771)

Capital Stock Transactions	(12,092,710)	(84,590,679)	153,860,055	93,899,531

Net Increase/(Decrease) in Net Assets	(16,847,852)	(84,749,082)	152,454,745	94,252,975

Net Assets, Beginning of Period	400,180,963	484,930,045	265,000,791	170,747,816

Net Assets, End of Period	$383,333,111	$400,180,963	$417,455,536	$265,000,791

	Money Market
	Fund

For the periods ended	10/31/2007	10/31/2006

Operations
Net investment income/(loss)	$68,091,797	$45,741,062
Net realized gains/(losses) on:
Investments	(19,536)	—

Net Change in Net Assets Resulting

From Operations	68,072,261	45,741,062

Distributions to Shareholders
From net investment income	(68,072,261)	(45,741,062)

Total Distributions to Shareholders	(68,072,261)	(45,741,062)

Capital Stock Transactions	403,220,392	261,005,791

Net Increase/(Decrease) in Net Assets	403,220,392	261,005,791

Net Assets, Beginning of Period	1,207,197,417	946,191,626

Net Assets, End of Period	$1,610,417,809	$1,207,197,417

The accompanying Notes to Financial Statements are an integral part of this statement.

230

THRIVENT MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
October 31, 2007

(1) ORGANIZATION

Thrivent Mutual Funds (the “Trust”) was organized as a Massachusetts Business Trust on March 10, 1987, and is registered as an open-end management investment company under the Investment Company Act of 1940. The Trust is divided into twenty-nine separate series (each a “Fund” and, collectively, the “Funds”), each with its own investment objective and policies. The Trust currently consists of four allocation funds, seventeen equity funds, two hybrid funds, five fixed-income funds, and one money market fund. Thrivent Diversified Income Plus Fund and Thrivent Real Estate Securities Fund have a fiscal year end on a calendar year basis and are presented under a separate annual report.

The Trust consists of three classes of shares: Class A, Class B and Institutional Class. The three classes of shares differ principally in their respective distribution expenses and arrangements. Class A shares have a 0.25% annual 12b-1 fee (0.125% for Limited Maturity Bond Fund and Money Market Fund) and a maximum front-end sales load of 5.50% for allocation funds, equity funds, and hybrid funds and 4.50% for fixed-income funds, excluding Limited Maturity Bond Fund and Money Market Fund, which have no front-end sales load. Class B shares were offered at net asset value and have a 1.00% annual 12b-1 fee (0.25% for Limited Maturity Bond Fund and 0.875% for Money Market Fund). In addition, Class B shares have a maximum contingent deferred sales charge of 5.00% . The contingent deferred sales charge declines by 1.00% per year through the fifth year. Class B shares convert to Class A shares at the end of the fifth year. Institutional Class shares are offered at net asset value and have no annual 12b-1 fees. All three classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Effective October 16, 2004, the Trust no longer offers Class B shares for sale.

The following Funds have all three classes of shares: Technology Fund, Partner Small Cap Value Fund, Small Cap Stock Fund, Mid Cap Growth Fund, Mid Cap Stock Fund, Partner International Stock Fund, Large Cap Growth Fund, Large Cap Value Fund, Large Cap Stock Fund, Balanced Fund, High Yield Fund, Municipal Bond Fund, Income Fund, Core Bond Fund, Limited Maturity Bond Fund and Money Market Fund. Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund, Partner Small Cap Growth Fund and Partner Mid Cap Value Fund offer Class A and Institutional Class shares. Small Cap Index Fund, Mid Cap Index Fund and Large Cap Index Fund offer Class A shares only. Mid Cap Index Fund-I and Large Cap Index Fund-I offer only Institutional Class shares.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide general damage clauses. The Trust’s maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects the risk of loss to be remote.

(2) SIGNIFICANT ACCOUNTING POLICIES

(A) Valuation of Investments — Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time. Security prices are based on quotes that are obtained from an independent pricing service approved by the Board of Trustees. The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange listed options and futures contracts are valued at the last quoted sales price. Mutual funds are valued at the net asset value at the close of each business day.

For all Funds, other than Money Market Fund, short-term securities with maturities of 60 days or less are valued at amortized cost. Securities held by Money Market Fund are valued on the basis of amortized cost (which approximates market value), whereby a portfolio security is valued at its cost initially, and thereafter valued to reflect a constant amortization to maturity of any discount or premium. The market values of the securities held in Money Market Fund are determined once per week using prices supplied by the Funds’ independent pricing service. Money Market Fund and the Funds’ investment adviser follow procedures necessary to maintain a constant net asset value of $1.00 per share.

All securities for which market values are not readily available or deemed unreliable are appraised at fair value as

231

THRIVENT MUTUAL FUNDS
Notes to Financial Statements
As of October 31, 2007

(2) SIGNIFICANT ACCOUNTING
POLICIES — continued

determined in good faith under the direction of the Board of Trustees. As of October 31, 2007, one security each in Small Cap Stock Fund, Mid Cap Growth Fund, Large Cap Growth Fund, Large Cap Stock Fund and High Yield Fund were valued at fair value, which represented less than 0.01% of each Fund’s net assets. Additionally, one security each in Balanced Fund and Core Bond Fund were valued at fair value, which represented 0.19% and 0.50%, respectively, of each Fund’s net assets.

Fair Valuation of International Securities — Because many foreign markets close before the U.S. markets, events may occur between the close of the foreign market and the close of the U.S. markets that could have a material impact on the valuation of foreign securities. The Funds, under the supervision of the Board of Trustees, evaluates the impacts of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the U.S. markets. The Board of Trustees has authorized the investment adviser to make fair valuation determinations pursuant to policies approved by the Board of Trustees.

(B) Foreign Currency Translation — The accounting records of each Fund are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rates of exchange.

Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from sales of foreign currency, exchange gains or losses between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

For federal income tax purposes, the Funds treat the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.

(C) Foreign Currency Contracts — In connection with purchases and sales of securities denominated in foreign currencies, all Funds except the Money Market Fund may enter into forward currency contracts. Additionally, the Funds may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are recorded at market value and the related realized and unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these forward contracts, the Funds could be exposed to foreign currency fluctuations. Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed. During the year ended October 31, 2007, Partner International Stock Fund, Balanced Fund, Income Fund, Core Bond Fund and Limited Maturity Bond Fund engaged in this type of investment.

(D) Foreign Denominated Investments — Foreign denominated assets and currency contracts may involve more risks than domestic transactions including currency risk, political and economic risk, regulatory risk, and market risk. Certain Funds may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

(E) Federal Income Taxes — No provision has been made for income taxes because each Funds’ policy is to qualify as regulated investment companies under the Internal Revenue Code and distribute substantially all investment company taxable income and net capital gain on a timely basis. It is also the intention of each Fund to distribute an amount suf-ficient to avoid imposition of any federal excise tax. The Funds, accordingly, anticipate paying no federal taxes and no federal tax provision was recorded. Each Fund is treated as a separate taxable entity for federal income tax purposes. Certain Funds may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividends paid deduction.

(F) Income and Expenses — Estimated expenses are accrued daily. The Funds are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to a Fund are allocated among all appropriate Funds in proportion to their respective net assets, number of shareholder accounts or other reasonable basis. Net investment income, expenses which are not class-spe-cific, and realized and unrealized gains and losses are allocated directly to each class based upon the relative net asset value of outstanding shares.

232

THRIVENT MUTUAL FUNDS
Notes to Financial Statements
As of October 31, 2007

Interest income is accrued daily and is determined on the basis of interest or discount earned on all debt securities, including accretion of market discount and original issue discount and amortization of premium. Paydown gains and losses on mortgage- and asset-backed securities are recorded as components of interest income. Dividend income is recorded on the ex-dividend date. For preferred stock payment-in-kind securities, income is recorded on the ex-dividend date in the amount of the value received.

(G) Custody Earnings Credit — The Funds have a deposit arrangement with the custodian whereby interest earned on uninvested cash balances is used to pay a portion of custodian fees. This deposit arrangement is an alternative to overnight investments.

(H) Distributions to Shareholders — Dividend and capital gain distributions are recorded on the ex-dividend date. With the exception of Money Market Fund, net realized gains from securities transactions, if any, are paid at least annually after the close of the fiscal year.

Dividends from High Yield Fund, Municipal Bond Fund, Income Fund, Core Bond Fund, Limited Maturity Bond Fund and Money Market Fund are declared daily and paid monthly. Dividends from Money Market Fund also include any short-term net realized gains or losses on the sale of securities. Dividends from Moderate Allocation Fund, Moderately Conservative Allocation Fund and Balanced Fund are declared and paid quarterly. Dividends from the following funds are declared and paid annually: Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Technology Fund, Partner Small Cap Growth Fund, Partner Small Cap Value Fund, Small Cap Stock Fund, Small Cap Index Fund, Mid Cap Growth Fund, Partner Mid Cap Value Fund, Mid Cap Stock Fund, Mid Cap Index Fund, Mid Cap Index Fund-I, Partner International Stock Fund, Large Cap Growth Fund, Large Cap Value Fund, Large Cap Stock Fund, Large Cap Index Fund and Large Cap Index Fund-I.

(I) Options — All Funds, with the exception of Money Market Fund, may buy put and call options and write put and covered call options. The Funds intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The Funds may also enter into options contracts to protect against adverse foreign exchange rate fluctuations. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds upon sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid. The writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities. During the year ended October 31, 2007, Mid Cap Growth Fund, Large Cap Growth Fund, Balanced Fund, Income Fund, Core Bond Fund, and Limited Maturity Bond Fund engaged in this type of investment.

(J) Financial Futures Contracts — Certain Funds use futures contracts to manage the exposure to interest rate and market fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required “initial margin deposit” are held on deposit with and pledged to the broker. Additional securities held by the Funds may be earmarked as collateral for open futures contracts. The futures contract’s daily change in value (“variation margin”) is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, the realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. During the year ended October 31, 2007, Small Cap Stock Fund, Small Cap Index Fund, Mid Cap Index Fund, Mid Cap Index Fund-I, Large Cap Stock Fund, Large Cap Index Fund, Large Cap Index Fund-I, Balanced Fund, High Yield Fund, Income Fund, Core Bond Fund and Limited Maturity Bond Fund engaged in this type of investment.

(K) Swap Agreements — Certain Funds enter into swap transactions, which involve swapping one or more investment characteristics of a security or a basket of securities with another party. Such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk and may involve commissions or other costs. Swap transactions generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swap transactions is generally limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the counterparty defaulting, the net amount of payments that the Fund is contractually entitled to receive. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements

233

THRIVENT MUTUAL FUNDS
Notes to Financial Statements
As of October 31, 2007

(2) SIGNIFICANT ACCOUNTING POLICIES — continued

related to the transaction. Periodic payments are recorded as realized gains or losses on the Statement of Operations. The contracts are valued daily and unrealized appreciation or depreciation is recorded. Periodic payments and receipts and payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses on the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held with the Trust’s custodian, or third party, in connection with these agreements.

Credit Default Swaps — A credit default swap is an agreement between two parties to exchange the credit risk of a particular issuer or reference entity. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or referenced entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection. The Funds may be either the protection seller or the protection buyer. During the year ended October 31, 2007, Balanced Fund, High Yield Fund, Income Fund, Core Bond Fund and Limited Maturity Bond Fund engaged in this type of investment.

Total Rate of Return Swaps — A total rate of return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset plus any capital gains and losses over the payment period. The underlying asset is typically an index, loan or a basket of assets. Total rate of return swaps provide the Funds with the additional flexibility of gaining exposure to a market or securities index by using the most cost-effective vehicle available. During the year ended October 31, 2007, Balanced Fund, Income Fund, Core Bond Fund and Limited Maturity Bond Fund engaged in this type of investment.

Interest Rate Swaps — An interest rate swap is an agreement between two parties to exchange cash flows based on the difference between two interest rates. Typically, one party pays a fixed-rate for a specific period while the other pays a variable-rate based on an underlying index for the same period. Interest rate swaps allow the Funds to manage exposure to interest rate fluctuations. During the year ended October 31, 2007, Limited Maturity Bond Fund engaged in this type of investment.

(L) Mortgage Dollar Roll Transactions — Certain Funds enter into dollar roll transactions on securities issued or to be issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Funds sell mortgage securities and simultaneously agree to repurchase similar (same type, coupon and maturity) securities at a later date at an agreed upon price. During the period between the sale and repurchase, the Funds forgo principal and interest paid on the mortgage securities sold. The Funds are compensated from negotiated fees paid by brokers offered as an inducement to the Funds to “roll over” their purchase commitments. These fees are recognized over the roll period and are included in Income from mortgage dollar rolls in the Statement of Operations. During the year ended October 31, 2007, Balanced Fund, Income Fund, Core Bond Fund and Limited Maturity Bond Fund engaged in this type of transaction.

(M) Securities Lending — The Trust had previously entered into a Securities Lending Agreement (the “Agreement”) with State Street Bank and Trust Company (“State Street Bank”) and, as of April 27, 2007, entered into a similar agreement with Dresdner Bank AG (each, an “Agreement”). Each Agreement authorizes the applicable lender to lend securities to authorized borrowers on behalf of the Funds. Pursuant to each Agreement, all loaned securities are collateralized by cash equal to at least 102% of the value of the loaned securities. All cash collateral received is invested in Thrivent Financial Securities Lending Trust. Amounts earned on investments in Thrivent Financial Securities Lending Trust, net of rebates and other securities lending expenses, are included in Income from securities loaned on the Statement of Operations. As payment for its services, each lender receives a portion of the fee income and earnings on the collateral. By investing any cash collateral it receives in these transactions, a Fund could realize additional gains or losses. If the borrower fails to return the securities and the invested collateral has declined in value, the Fund could lose money. The Agreement with State Street Bank granted and transferred to State Street Bank a lien upon collateralized assets in the possession of State Street Bank.

As of October 31, 2007, all Funds except Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative

234

THRIVENT MUTUAL FUNDS
Notes to Financial Statements
As of October 31, 2007

Allocation Fund, Municipal Bond Fund and Money Market Fund had securities on loan with Dresdner Bank AG. The value of securities on loan is as follows:

Securities
Fund	on Loan

Technology	$ 2,212,283
Partner Small Cap Growth	25,153,038
Partner Small Cap Value	38,032,344
Small Cap Stock	153,707,072
Small Cap Index	7,507,672
Mid Cap Growth	87,221,745
Partner Mid Cap Value	3,905,709
Mid Cap Stock	258,093,621
Mid Cap Index	5,154,800
Mid Cap Index-I	309,826
Partner International Stock	25,296,355
Large Cap Growth	42,122,950
Large Cap Value	74,583,034
Large Cap Stock	412,451,844
Large Cap Index	4,538,794
Large Cap Index-I	895,969
Balanced	38,175,865
High Yield	66,156,006
Income	54,311,234
Core Bond	26,340,435
Limited Maturity Bond	13,098,111

(N) When-Issued and Delayed Delivery Transactions— Certain Funds may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed delivery basis, a Fund does not participate in future gains and losses with respect to the security.

(O) Treasury Inflation Protected Securities — Certain Funds may invest in treasury inflation protected securities (TIPS). These securities are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate is generally fixed at issuance. Interest is paid based on the principal value, which is adjusted for inflation. Any increase in the principal amount will be included as taxable interest in the Statement of Operations and received upon maturity or sale of the security. During the year ended October 31, 2007, Balanced Fund, Income Fund, Core Bond Fund and Limited Maturity Bond Fund engaged in this type of investment.

(P) Repurchase Agreements — Each Fund may engage in repurchase agreement transactions in pursuit of its investment objective. A repurchase agreement consists of a purchase and a simultaneous agreement to resell an investment for later delivery at an agreed upon price and rate of interest. The Fund must take possession of collateral either directly or through a third-party custodian. If the original seller of a security subject to a repurchase agreement fails to repurchase the security at the agreed upon time, the Fund could incur a loss due to a drop in the market value of the security during the time it takes the Fund to either sell the security or take action to enforce the original seller’s agreement to repurchase the security. Also, if a defaulting original seller filed for bankruptcy or became insolvent, disposition of such security might be delayed by pending legal action. The Fund may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are found by the Funds’ investment adviser Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”) (or subadviser) to be creditworthy. During the year ended October 31, 2007, Mid Cap Stock Fund, Partner International Stock Fund, Large Cap Stock Fund and High Yield Fund engaged in these types of investments.

(Q) Equity-Linked Structured Securities — Certain funds may invest in equity-linked structured notes. Equity-linked structured notes are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based upon the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option which is recognized as income. There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors. During the year ended October 31, 2007, High Yield Fund engaged in this type of investment.

(R) Credit Risk — The Funds may be susceptible to credit risk to the extent an issuer or counter party defaults on its payment obligation. The Funds’ policy is to monitor the creditworthiness of issuers. Interest receivables on defaulted securities are monitored for ability to collect payments in default and are adjusted accordingly.

235

THRIVENT MUTUAL FUNDS
Notes to Financial Statements
As of October 31, 2007

(2) SIGNIFICANT ACCOUNTING POLICIES — continued

(S) Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(T) Loss Contingencies — High Yield Fund received a dividend in the amount of $37,188 from Global Crossings on November 1, 2001, within 90 days of Global Crossings’ filing for bankruptcy. A preference action was filed on June 24, 2005, and it is possible that the Fund will be required to surrender the dividend back to the bankruptcy estate. This loss contingency has not been accrued as a liability because the amount to be surrendered and the likelihood of the loss can not be reasonably estimated.

(U) Unfunded Loan Commitments — Certain Funds may enter into loan commitments, all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion.

(V) Recent Accounting Pronouncements — In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 — Accounting for Uncertainty in Income Taxes (FIN 48) that requires additional tax disclosures and the tax effects of certain tax positions to be recognized.

These tax positions must meet a “more likely than not” standard that based on their technical merits, they have a more than 50 percent likelihood of being sustained upon examination. FIN 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions in any open tax years that are more likely than not of being sustained. Management of the Fund is currently evaluating the impact that FIN 48 will have on the Fund’s financial statements. Effective December 22, 2006, the U.S. Securities and Exchange Commission delayed implementation of FIN 48 for mutual funds with fiscal years beginning after December 15, 2006. As a result, the implementation of FIN 48 is delayed until April 30, 2008, for the Trust.

Additionally, in September 2006, the FASB issued FASB Statement No. 157 — Fair Value Measurements (FAS 157). The objective of the statement is to improve the consistency and comparability of fair value measurements used in finan-cial reporting. FAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management of the Fund is currently evaluating the impact that FAS 157 will have on the Fund’s financial statements.

(W) Other — For financial statement purposes, investment security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes.

(3) FEES AND COMPENSATION PAID TO AFFILIATES

(A) Investment Advisory Fees — The Trust has entered into an Investment Advisory Agreement with Thrivent Asset Mgt., a wholly owned subsidiary of Thrivent Life Insurance Company. Under the Investment Advisory Agreement, each Fund pays a fee for investment advisory services. The fees are accrued daily and paid monthly. The annual rates of fees as a percent of average daily net assets under the Investment Advisory Agreement were as follows:

	$0 to	$50 to	$100 to	$200 to	$250 to	$500 to	$750 to	$1,000 to	$2,000 to	$2,500 to	Over
Fund (M - Millions)	$50M	$100M	$200M	$250M	$500M	$750M	$1,000M	$2,000M	$2,500M	$5,000M	$5,000M

Aggressive Allocation	0.15%	0.15%	0.15%	0.15%	0.15%	0.125%	0.125%	0.125%	0.125%	0.125%	0.125%
Moderately Aggressive
Allocation	0.15%	0.15%	0.15%	0.15%	0.15%	0.125%	0.125%	0.125%	0.125%	0.125%	0.125%
Moderate Allocation	0.15%	0.15%	0.15%	0.15%	0.15%	0.125%	0.125%	0.125%	0.125%	0.125%	0.125%
Moderately Conservative
Allocation	0.15%	0.15%	0.15%	0.15%	0.15%	0.125%	0.125%	0.125%	0.125%	0.125%	0.125%
Technology	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Partner Small Cap Growth	0.90%	0.90%	0.90%	0.90%	0.90%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
Partner Small Cap Value	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Small Cap Stock	0.70%	0.70%	0.70%	0.65%	0.65%	0.65%	0.65%	0.60%	0.60%	0.55%	0.525%
Small Cap Index	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%

236

THRIVENT MUTUAL FUNDS
Notes to Financial Statements
As of October 31, 2007

	$0 to	$50 to	$100 to	$200 to	$200 to	$200 to	$750 to	$1,000 to	$2,000 to	$2,500 to	Over
	$50M	$100M	$200M	$250M	$500M	$750M	$1,000M	$2,000M	$2,500M	$5,000M	$5,000M
Fund (M - Millions)

Mid Cap Growth	0.45%	0.45%	0.40%	0.40%	0.35%	0.30%	0.30%	0.25%	0.25%	0.25%	0.25%
Partner Mid Cap Value	0.75%	0.75%	0.75%	0.75%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Mid Cap Stock	0.70%	0.70%	0.70%	0.65%	0.65%	0.65%	0.65%	0.60%	0.60%	0.55%	0.525%
Mid Cap Index	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Mid Cap Index-I	0.25%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%
Partner International Stock	0.65%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Large Cap Growth	0.75%	0.75%	0.75%	0.75%	0.75%	0.70%	0.70%	0.65%	0.65%	0.60%	0.575%
Large Cap Value	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%
Large Cap Stock	0.65%	0.65%	0.65%	0.65%	0.65%	0.575%	0.575%	0.50%	0.475%	0.45%	0.425%
Large Cap Index	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Large Cap Index-I	0.25%	0.175%	0.175%	0.175%	0.175%	0.175%	0.175%	0.175%	0.175%	0.175%	0.175%
Balanced	0.55%	0.55%	0.55%	0.55%	0.55%	0.50%	0.50%	0.475%	0.475%	0.45%	0.425%
High Yield	0.40%	0.40%	0.40%	0.40%	0.40%	0.35%	0.35%	0.30%	0.30%	0.30%	0.30%
Municipal Bond	0.45%	0.45%	0.45%	0.45%	0.45%	0.40%	0.40%	0.35%	0.35%	0.325%	0.30%
Income	0.35%	0.35%	0.35%	0.35%	0.35%	0.325%	0.325%	0.30%	0.30%	0.30%	0.30%
Core Bond	0.45%	0.45%	0.45%	0.45%	0.45%	0.40%	0.40%	0.375%	0.375%	0.35%	0.325%
Limited Maturity Bond	0.30%	0.30%	0.30%	0.30%	0.30%	0.275%	0.275%	0.25%	0.25%	0.25%	0.25%
Money Market	0.50%	0.50%	0.50%	0.50%	0.50%	0.40%	0.35%	0.325%	0.325%	0.30%	0.275%
The following subadvisory fees are charged as part of the total investment advisory fees stated in the table above. The subadvisory fees are borne directly by the Adviser and do not increase the overall fees paid by the Fund.

The Adviser has entered into subadvisory agreements with Turner Investment Partners, Inc. (“Turner”) and Transamerica Investment Management, LLC (“Transamerica”) for the performance of subadvisory services for Partner Small Cap Growth Fund. The fee payable is equal to 0.65% and 0.50% of average daily net assets subadvised by Turner and Transamerica, respectively.

The Adviser has entered into a subadvisory agreement with T. Rowe Price Associates, Inc. for performance of sub-advisory services for Partner Small Cap Value Fund. The sub-advisory fee, which is paid by the Adviser from its advisory fee, is 0.60% of average daily net assets.

The Adviser has entered into a subadvisory agreement with Goldman Sachs Asset Management, LP (“Goldman Sachs”) for the performance of subadvisory services for Partner Mid Cap Value Fund. The fee payable is equal to 0.50% of average daily net assets for the first $250 million and 0.45% for assets over $250 million. Thrivent Partner Mid Cap Value Portfolio will be included in determining breakpoints for the assets managed by Goldman Sachs.

The Adviser paid T. Rowe Price International, Inc. (“Price International”) an annual subadvisory fee for the performance of subadvisory services for Partner International Stock Fund until the termination of the subadvisory agreement on February 28, 2007. The fee payable was equal to 0.75% of the first $20 million, 0.60% of the next $30 million, 0.50% of the next $150 million of average daily net assets, with the fee for all of the assets subadvised by Price International 0.50% and 0.45% when the assets exceed $200 million and $500 million, respectively. Thrivent Partner International Stock Portfolio was included in determining breakpoints for the assets managed by Price International.

Effective February 28, 2007, the Adviser entered into a subadvisory agreement with Principal Global Investors, LLC (“Principal”), in addition to the existing subadvisory agreement with Mercator Asset Management, LP (“Mercator”) for the performance of subadvisory services for Partner International Stock Fund. The fee payable is equal to 0.35% of the first $500 million of average daily net assets subadvised by Principal, 0.30% of the next $500 million and 0.25% when assets exceed $1.0 billion. For average daily net assets subadvised by Mercator, the fee payable is equal to 0.75% of the first $25 million of, 0.60% of the next $25 million, 0.55% of the next $25 million, 0.50% of the next $225 million, 0.40% of the next $200 million and 0.20% when assets exceed $500 million. Thrivent Partner International Stock Portfolio is included in determining breakpoints for the assets managed by Mercator and Principal.

237

THRIVENT MUTUAL FUNDS
Notes to Financial Statements
As of October 31, 2007

(3) FEES AND COMPENSATION PAID TO AFFILIATES — continued

As of October 31, 2007, the following voluntary expense reimbursements, as a percentage of net assets, were in effect:

			Institutional	Expiration
Fund	Class A	Class B	Class	Date

Technology	—	1.00%	—	N/A
Partner Small Cap Value	0.10%	0.10%	0.10%	N/A
Large Cap Growth	—	0.80%	—	N/A
Money Market	0.20%	0.10%	0.10%	N/A

These voluntary reimbursements may be discontinued at any time.

As of October 31, 2007, contractual expense reimbursements to limit expenses to the following percentages were in effect:

			Institutional	Expiration
Fund	Class A	Class B	Class	Date

Aggressive Allocation	0.50%	N/A	—	2/28/08
Moderately Aggressive Allocation	0.48%	N/A	—	2/28/08
Moderate Allocation	0.48%	N/A	—	2/28/08
Moderately Conservative Allocation	0.45%	N/A	—	2/28/08
Technology	1.47%	—	0.97%	2/28/08
Partner Small Cap Growth	1.45%	N/A	1.18%	2/28/08
Small Cap Index	0.95%	N/A	N/A	2/28/08
Partner Mid Cap Value	1.25%	N/A	1.08%	2/28/08
Mid Cap Index	0.90%	N/A	N/A	2/28/08
Large Cap Growth	1.17%	—	0.84%	2/28/08
Large Cap Index	0.60%	N/A	N/A	2/28/08

As of October 15, 2004, all Class B shares net operating expenses are limited to the following percentage of daily net assets of Class B shares: Technology Fund, 3.34%; Partner Small Cap Value Fund, 2.63%; Small Cap Stock Fund, 2.43%; Mid Cap Growth Fund, 2.31%; Mid Cap Stock Fund, 2.39%; Partner International Stock Fund, 2.79%; Large Cap Growth Fund, 2.55%; Large Cap Value Fund, 2.21%; Large Cap Stock Fund, 2.24%; Balanced Fund, 2.06%; High Yield Fund, 1.73%; Municipal Bond Fund, 1.50%; Income Fund, 1.63%; Core Bond Fund, 1.95%; Limited Maturity Bond Fund, 0.89%; and Money Market Fund, 1.95% . These reimbursements will be in effect as long as assets remain in the B shares.

Class B share expenses were voluntarily reimbursed to limit expenses to 2.75% of average daily net assets for Technology Fund and Partner International Stock Fund. Additionally, Class B share expenses were voluntarily reimbursed to limit expenses to 1.01% of average daily net assets for Money Market Fund. These voluntary expense reimbursements may be discontinued at any time.

Each equity, hybrid and fixed income fund may invest cash in Money Market Fund, subject to certain limitations. During the year ended October 31, 2007, all funds, with the exception of Municipal Bond Fund, invested in Money Market Fund. These related-party transactions are subject to the same termsas non-related party transactions except that, to avoid duplicate investment advisory fees, Thrivent Asset Mgt. reimburses an amount equal to the smaller of the amount of the advisory fee for that Fund or the amount of the advisory fee which is charged to the Fund for its investment in Money Market Fund.

(B) Distribution Plan — Thrivent Investment Management Inc. (“Thrivent Investment Mgt.”) is the Trust’s distributor. The Trust has adopted a Distribution Plan (“the Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Class A shares have a Rule 12b-1 fee of 0.25% (0.125% for Limited Maturity Bond Fund and Money Market Fund) of average net assets. Class B shares have a Rule 12b-1 fee of 1.00% (0.25% for Limited Maturity Bond Fund and 0.875% for Money Market Fund) of average net assets.

(C) Sales Charges and Other Fees — For the year ended October 31, 2007, Thrivent Investment Mgt. received $15,290,410 of aggregate underwriting concessions from the sales of the Trust’s Class A and Class B shares and aggregate deferred sales charges of $227,415 from redemptions of Class A and Class B shares. Sales charges are not an expense of the Trust and are not reflected in the financial statement of any of the Funds.

238

THRIVENT MUTUAL FUNDS
Notes to Financial Statements
As of October 31, 2007

The Trust has entered into an accounting services agreement with Thrivent Asset Mgt. pursuant to which Thrivent Asset Mgt. provides certain accounting personnel and services. For the year ended October 31, 2007, Thrivent Asset Mgt. received aggregate fees for accounting personnel and services of $1,213,498 from the Trust.

The Trust has entered into an agreement with Thrivent Asset Mgt. to provide certain administrative personnel and services to the Funds. For the year ended October 31, 2007, Thrivent Asset Mgt. received aggregate fees for administrative personnel and services of $2,909,908 from the Trust.

The Trust has entered into an agreement with Thrivent Financial Investor Services, Inc. (“Thrivent Investor Services”) to provide the Funds with transfer agent services. For the year ended October 31, 2007, Thrivent Investor Services received $18,689,384 for transfer agent services from the Trust.

Each Trustee is eligible to participate in a deferred compensation plan with respect to fees received from the Funds. Participants in the plan may designate their deferred Trustee’s fees as if invested in any one of the portfolios of Thrivent Mutual Funds. The value of each Trustee’s deferred compensation account will increase or decrease as if it were invested in shares of the selected portfolio of Thrivent Mutual Funds. The deferred fees remain in the appropriate fund until distribution in accordance with the plan. The deferred fee liability is an unsecured liability.

Those Trustees not participating in the above plan received $188,993 in fees from the Trust for the year ended October 31, 2007. No remuneration has been paid by the Trust to any of the officers or affiliated Trustees of the Trust. In addition, the Trust reimbursed unaffiliated Trustees for reasonable expenses incurred in relation to attendance of meetings and industry conferences.

Certain officers and non-independent trustees of the Funds are officers and directors of Thrivent Asset Mgt., Thrivent Investment Mgt., and Thrivent Investor Services; however, they receive no compensation from the Funds.

(D) Indirect Expenses — Some Funds invest in other mutual funds. Fees and expenses of those underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the annualized weighted average expense ratio for the underlying funds in which it invests.

(4) TAX INFORMATION

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows [Increase/(Decrease)]:

	Accumulated	Accumulated
	Net Investment	Net Realized	Trust
Fund	Income/(Loss)	Gain/(Loss)	Capital

Aggressive Allocation	$1,035,538	$(1,044,070)	$8,532
Moderately Aggressive
Allocation	2,020,578	(2,037,526)	16,948
Moderate Allocation	2,253,596	(2,276,895)	23,299
Moderately Conservative
Allocation	545,474	(550,633)	5,159
Technology	410,215	—	(410,215)
Partner Small Cap
Growth	219,254	(219,254)	—
Partner Small Cap
Value	84,273	(926,915)	842,642
Small Cap Stock	(475,544)	(113,399)	588,943
Small Cap Index	(32,736)	32,736	—
Mid Cap Growth	1,057,435	(1,046,894)	(10,541)
Partner Mid Cap
Value	(53,392)	53,392	—
Mid Cap Stock	(5,648,784)	(4,088,300)	9,737,084
Mid Cap Index	(59,835)	59,835	—
Mid Cap Index-I	(21,358)	21,358	—
Partner International
Stock	1,011,501	(1,011,501)	—
Large Cap Growth	2,025	234	(2,259)
Large Cap Value	(27,574)	27,574	—
Large Cap Stock	(4,320,020)	(15,679,980)	20,000,000
Large Cap Index	(18,225)	18,225	—
Large Cap Index-I	(6,275)	6,275	—
Balanced	(110,342)	110,342	—
High Yield	(115,169)	10,368,123	(10,252,954)
Income	(1,146,317)	1,146,317	—
Core Bond	(248,323)	248,323	—
Limited Maturity Bond	(274,351)	326,521	(52,170)

239

THRIVENT MUTUAL FUNDS
Notes to Financial Statements
As of October 31, 2007

(4) TAX INFORMATION — continued

At October 31, 2007, the components of distributable earnings on a tax basis were as follows:

	Undistributed	Undistributed
	Ordinary	Long-Term
Fund	Income	Capital Gain

Aggressive Allocation	$615,432	$5,853,879
Moderately Aggressive
Allocation	6,086,196	11,819,586
Moderate Allocation	2,559,646	11,280,690
Moderately Conservative
Allocation	997,755	2,607,293
Partner Small Cap Growth	413,465	2,960,025
Partner Small Cap Value	2,077,727	9,502,293
Small Cap Stock	—	68,049,282
Small Cap Index	276,389	4,941,956
Mid Cap Growth	16,106,048	25,350,520
Partner Mid Cap Value	1,377,805	1,518,830
Mid Cap Stock	48,347,903	104,996,790
Mid Cap Index	370,468	6,264,704
Mid Cap Index-I	195,260	4,040,796
Partner International Stock	12,970,471	59,327,108
Large Cap Growth	25,086,857	14,207,157
Large Cap Value	8,864,938	29,158,301
Large Cap Stock	94,487,115	296,709,408
Large Cap Index	997,415	—
Large Cap Index-I	430,846	—
Balanced	7,928,921	12,680,271
High Yield	(296,026)	—
Municipal Bond *	52,321	—
Income	347,930	—
Core Bond	331,097	—
Limited Maturity Bond	(31,863)	—
Money Market	105,253	—

* Municipal Bond Fund undistributed ordinary income is primarily exempt from federal income taxes.

At October 31, 2007, the following Funds had accumulated net realized capital loss carryovers expiring as follows:

	Capital Loss
Fund	Carryover	Expiration Year

Technology	7,552,067	2009
	13,695,973	2010
	1,279,762	2011
	1,471,537	2012

	$23,999,339

Mid Cap Growth	$13,252,548	2009
	6,613,531	2010

	$19,866,079

	Capital Loss
Fund	Carryover	Expiration Year

Partner International Stock	$5,685,578	2010

Large Cap Growth	$4,358,032	2009
	2,179,015	2010

	$6,537,047

Large Cap Stock	$ 24,992,067	2009
	45,072,180	2010

	$ 70,064,247

Large Cap Index	$2,328,392	2014

Large Cap Index-I	$1,691,423	2011

High Yield	$ 15,133,980	2008
	125,418,013	2009
	223,628,596	2010
	90,973,334	2011
	11,792,481	2012
	1,037,644	2013
	1,574,393	2014

	$469,558,441

Municipal Bond	$85,762	2009
	545,473	2012

	$631,235

Income	$531,597	2008
	17,362,752	2010
	9,939,596	2014

	$ 27,833,945

Core Bond	$1,246,299	2012
	1,300,054	2013
	9,402,862	2014
	1,199,140	2015

	$ 13,148,355

Limited Maturity Bond	$413,501	2013
	602,582	2014

	$1,016,083

Money Market	$19,536	2015

To the extent that these Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers as permitted by the Internal Revenue Code.

240

THRIVENT MUTUAL FUNDS
Notes to Financial Statements
As of October 31, 2007

Capital loss carryovers of $3,579,296, $6,613,531, $24,362,328, $3,600,676, $1,776,066, $38,456,766, $1,202,364, $426,179, $8,746,021, $2,737,990, $6,505,093, and $277,981 were utilized by Technology Fund, Mid Cap Growth Fund, Partner International Stock Fund, Large Cap Growth Fund, Large Cap Value Fund, Large Cap Stock Fund, Large Cap Index Fund, Large Cap Index Fund-I, High Yield Fund, Municipal Bond Fund, Income Fund, and Limited Maturity Bond Fund. In addition, the following capital loss carryover expired during 2007: High Yield Fund; $10,252,954.

The tax character of distributions paid during the years ended October 31, 2007 and 2006 was as follows:

	Tax-Exempt Income		Ordinary Income		Long-Term Capital Gain
Fund	10/31/2007	10/31/2006	10/31/2007	10/31/2006	10/31/2007	10/31/2006

Aggressive Allocation	$—	$—	$4,045,342	$593,507	$485,309	$—
Moderately Aggressive Allocation	—	—	11,046,128	1,360,298	845,355	—
Moderate Allocation	—	—	17,864,622	6,007,876	1,328,873	—
Moderately Conservative Allocation	—	—	7,591,127	2,786,155	367,841	—
Partner Small Cap Growth	—	—	50,532	—	3,462	—
Partner Small Cap Value	—	—	1,651,146	4,448,423	4,632,190	2,019,625
Small Cap Stock	—	—	32,327	4,771,807	56,823,771	47,821,237
Small Cap Index	—	—	147,024	243,253	3,303,677	709,185
Mid Cap Growth	—	—	—	—	22,856,197	—
Partner Mid Cap Value	—	—	582,204	48,599	122,933	—
Mid Cap Stock	—	—	65,331,719	25,737,749	121,689,673	75,803,624
Mid Cap Index	—	—	465,453	625,306	2,807,927	3,626,796
Mid Cap Index-I	—	—	283,367	242,831	1,069,029	1,424,659
Partner International Stock	—	—	7,072,912	4,550,020	—	—
Large Cap Growth	—	—	1,611,639	362,403	—	—
Large Cap Value	—	—	11,311,021	4,838,129	23,854,746	5,697,959
Large Cap Stock	—	—	32,993,037	37,690,959	142,672,537	22,898,216
Large Cap Index	—	—	1,253,298	1,207,208	—	88,417
Large Cap Index-I	—	—	475,130	431,528	—	—
Balanced	—	—	14,616,287	15,177,996	7,585,175	1,409,661
High Yield	—	—	45,718,586	47,156,259	—	—
Municipal Bond	52,400,219	55,230,913	305,138	454,696	—	—
Income	—	—	36,677,821	29,934,835	—	—
Core Bond	—	—	16,966,618	19,829,282	—	—
Limited Maturity Bond	—	—	15,855,497	9,229,771	—	—
Money Market	—	—	68,072,261	45,741,062	—	—

241

THRIVENT MUTUAL FUNDS
Notes to Financial Statements
As of October 31, 2007

(5) DISTRIBUTIONS BY CLASS

Distributions to shareholders, by class, for the year ended October 31, 2007, and the year ended October 31, 2006, were as follows:

	Net Investment Income

	For the year ended,			For the year ended,
	October 31, 2007			October 31, 2006

			Institutional			Institutional
Fund	Class A	Class B	Class	Class A	Class B	Class

Aggressive Allocation	$3,146,988	$ N/A	$750,784	$499,413	$ N/A	$94,094
Moderately Aggressive Allocation	9,799,040	N/A	1,061,897	1,225,560	N/A	134,738
Moderate Allocation	16,844,414	N/A	650,845	5,750,817	N/A	257,059
Moderately Conservative Allocation	7,172,710	N/A	322,998	2,682,736	N/A	103,419
Partner Small Cap Growth	—	N/A	53,994	—	N/A	—
Partner Small Cap Value	82,693	—	283,893	218,412	—	163,178
Small Cap Index	70,526	N/A	N/A	73,001	N/A	N/A
Partner Mid Cap Value	114,566	N/A	392,417	19,273	N/A	29,326
Mid Cap Stock	934,770	—	596,646	—	—	—
Mid Cap Index	435,746	N/A	N/A	289,668	N/A	N/A
Mid Cap Index-I	N/A	N/A	251,521	N/A	N/A	125,860
Partner International Stock	3,564,945	—	3,507,967	3,199,167	—	1,350,853
Large Cap Growth	79,128	—	1,532,511	122,283	—	240,120
Large Cap Value	3,510,097	—	2,737,155	3,831,080	—	1,007,049
Large Cap Stock	29,416,377	—	3,576,660	21,262,576	—	1,707,131
Large Cap Index	1,253,298	N/A	N/A	1,207,200	N/A	N/A
Large Cap Index-I	N/A	N/A	475,130	N/A	N/A	431,528
Balanced	4,080,959	58,987	1,829,966	4,474,474	81,473	1,986,805
High Yield	38,730,328	858,863	6,129,395	41,475,295	1,328,620	4,352,344
Municipal Bond	51,437,720	620,903	646,734	54,232,768	973,846	478,995
Income	21,947,436	369,410	14,360,975	23,681,428	624,352	5,629,055
Core Bond	14,288,518	217,178	2,460,922	17,088,041	329,212	2,412,029
Limited Maturity Bond	4,974,929	77,823	10,802,745	4,956,801	75,563	4,197,407
Money Market	48,853,618	69,182	19,149,461	31,013,880	62,635	14,664,547

	Net Realized Gains

	For the year ended,			For the year ended,
	October 31, 2007			October 31, 2006

			Institutional			Institutional
Fund	Class A	Class B	Class	Class A	Class B	Class

Aggressive Allocation	$528,141	$ N/A	$104,738	$—	$ N/A	$—
Moderately Aggressive Allocation	939,117	N/A	91,429	—	N/A	—
Moderate Allocation	1,638,900	N/A	59,336	—	N/A	—
Moderately Conservative Allocation	441,585	N/A	21,675	—	N/A	—
Partner Small Cap Value	3,597,545	244,365	2,074,840	4,655,087	358,184	1,073,187
Small Cap Stock	46,362,450	1,765,313	8,728,335	47,662,131	2,332,355	2,598,558
Small Cap Index	3,380,175	N/A	N/A	879,437	N/A	N/A
Mid Cap Growth	18,640,285	1,923,145	2,292,767	—	—	—
Partner Mid Cap Value	46,696	N/A	151,458	—	N/A	—
Mid Cap Stock	162,402,109	3,354,680	19,733,187	93,424,844	2,559,861	5,556,668
Mid Cap Index	2,837,634	N/A	N/A	3,962,434	N/A	N/A
Mid Cap Index-I	N/A	N/A	1,100,875	N/A	N/A	1,541,630
Large Cap Value	18,379,765	781,553	9,757,197	4,623,401	241,078	833,480
Large Cap Stock	129,024,404	2,960,678	10,687,455	34,978,181	1,011,454	1,629,833
Large Cap Index	—	N/A	N/A	88,425	N/A	N/A
Balanced	11,718,521	454,631	4,058,398	7,173,390	339,341	2,532,174

242

THRIVENT MUTUAL FUNDS
Notes to Financial Statements
As of October 31, 2007

(6) SECURITY TRANSACTIONS

(A) Purchases and Sales of Investment Securities —

For the year ended October 31, 2007, the cost of purchases and the proceeds from sales of investment securities other than U.S. Government and short-term securities were as follows:

	In thousands

Fund	Purchases	Sales

Aggressive Allocation	$ 179,919	$ 43,761
Moderately Aggressive Allocation	491,895	123,325
Moderate Allocation	465,360	138,862
Moderately Conservative Allocation	162,725	37,908
Technology	47,409	56,141
Partner Small Cap Growth	81,151	54,355
Partner Small Cap Value	50,375	47,663
Small Cap Stock	585,535	658,160
Small Cap Index	8,108	14,106
Mid Cap Growth	271,186	316,561
Partner Mid Cap Value	46,691	36,800
Mid Cap Stock	2,070,830	2,165,516
Mid Cap Index	9,975	17,736
Mid Cap Index-I	3,185	14,697
Partner International Stock	728,413	688,071
Large Cap Growth	882,538	751,741
Large Cap Value	300,465	210,947
Large Cap Stock	3,359,794	3,665,603
Large Cap Index	4,678	14,344
Large Cap Index-I	3,241	4,439
Balanced	186,133	233,445
High Yield	407,309	462,233
Municipal Bond	85,440	114,343
Income	617,335	413,015
Core Bond	223,855	209,937
Limited Maturity Bond	271,693	125,533

Purchases and sales of U.S. Government securities were:

	In thousands

Fund	Purchases	Sales

Balanced	$ 434,158	$ 442,383
Income	1,388,698	1,413,966
Core Bond	1,514,663	1,558,863
Limited Maturity Bond	323,689	308,211

(B) Investments in Restricted Securities — Certain Funds may own restricted securities that were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. Currently no Funds hold such securities. The Funds have no right to require registration of unregistered securities.

(C) Investments in High-Yielding Securities — High Yield Fund invests primarily in high-yielding fixed-income securities. Each of the other Funds, except Money Market Fund, may also invest in high-yielding securities. These securities will typically be in the lower rating categories or will be non-rated and generally will involve more risk than securities in the higher rating categories. Lower rated or unrated securities are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

(D) Investments in Options and Futures Contracts —The movement in the price of the security underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render the Fund’s hedging strategy unsuccessful and could result in a loss to the Fund. In the event that a liquid secondary market would not exist, the Fund could be prevented from entering into a closing transaction, which could result in additional losses to the Fund.

(E) Written Option Contracts — The number of contracts and premium amounts associated with call option contracts written during the year ended October 31, 2007, were as follows:

	Mid Cap Growth

	Number of	Premium
	Contracts	Amount

Balance at October 31, 2006	169	$ 67,259
Opened	81	50,921
Closed	(149)	(26,762)
Expired	—	—
Exercised	(70)	(83,434)

Balance at October 31, 2007	31	$ 7,984

	Large Cap Growth

	Number of	Premium
	Contracts	Amount

Balance at October 31, 2006	77	$ 18,542
Opened	5,553	898,689
Closed	(2,833)	(547,871)
Expired	(1,453)	(143,845)
Exercised	(511)	(116,223)

Balance at October 31, 2007	833	$ 109,292

243

THRIVENT MUTUAL FUNDS
Notes to Financial Statements
As of October 31, 2007

(6) SECURITY TRANSACTIONS — continued

	Balanced

	Number of	Premium
	Contracts	Amount

Balance at October 31, 2006	—	$ —
Opened	35	85,663
Closed	(5)	(10,156)
Expired	(10)	(21,484)
Exercised	(14)	(35,273)

Balance at October 31, 2007	6	$ 18,750

	Income

	Number of	Premium
	Contracts	Amount

Balance at October 31, 2006	—	$ —
Opened	193	431,056
Closed	(35)	(71,094)
Expired	(70)	(150,391)
Exercised	(51)	(128,633)

Balance at October 31, 2007	37	$ 80,938

	Core Bond

	Number of	Premium
	Contracts	Amount

Balance at October 31, 2006	—	$ —
Opened	134	325,040
Closed	(20)	(40,625)
Expired	(40)	(85,938)
Exercised	(50)	(123,477)

Balance at October 31, 2007	24	$ 75,000

	Limited Maturity Bond

	Number of	Premium
	Contracts	Amount

Balance at October 31, 2006	—	$ —
Opened	87	142,071
Closed	(15)	(16,992)
Expired	(30)	(47,461)
Exercised	(35)	(62,305)

Balance at October 31, 2007	7	$ 15,313

(7) INVESTMENTS IN AFFILIATES

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund. A summary of transactions for the year ended October 31, 2007, in the Money Market Fund, is as follows:

	Gross	Gross	Balance of		Dividend Income
	Purchases and	Sales and	Shares Held at	Value	November 1, 2006 –
Fund	Additions	Reductions	October 31, 2007	October 31, 2007	October 31, 2007

Aggressive Allocation	$ 7,161,006	$ 6,081,104	5,177,999	$ 5,177,999	$ 220,072
Moderately Aggressive Allocation	43,222,317	21,853,833	34,776,744	34,776,744	982,846
Moderate Allocation	50,906,613	14,387,610	67,606,196	67,606,196	2,492,233
Moderately Conservative Allocation	24,372,285	8,140,745	32,162,304	32,162,304	1,231,721
Technology	15,223,014	15,309,650	1,246,466	1,246,466	39,897
Partner Small Cap Growth	16,985,396	17,045,027	1,200,706	1,200,706	58,020
Partner Small Cap Value	29,182,642	30,582,022	4,123,694	4,123,694	252,375
Small Cap Stock	171,905,585	151,148,426	34,676,065	34,676,065	1,409,829
Small Cap Index	7,898,191	8,229,420	254,837	254,837	39,128
Mid Cap Growth	91,018,688	85,942,916	19,343,238	19,343,238	677,293
Partner Mid Cap Value	23,046,542	21,873,455	2,336,105	2,336,105	71,581
Mid Cap Stock	172,294,170	189,186,408	18,634,670	18,634,670	1,603,830
Mid Cap Index	11,234,424	12,403,165	792,453	792,453	74,334
Mid Cap Index-I	8,952,315	8,589,010	803,792	803,792	30,153
Partner International Stock	134,421,624	141,466,042	3,750,651	3,750,651	309,552
Large Cap Growth	182,462,483	171,849,061	23,750,652	23,750,652	651,377
Large Cap Value	126,490,591	113,744,072	27,288,103	27,288,103	830,090
Large Cap Stock	113,748,282	143,210,223	4,615,730	4,615,730	1,289,923
Large Cap Index	13,370,930	13,277,723	2,178,690	2,178,690	54,170
Large Cap Index-I	8,464,516	8,597,397	840,619	840,619	38,418
Balanced	77,474,524	80,112,943	14,248,100	14,248,100	668,539
High Yield	158,022,071	169,128,889	10,283,074	10,283,074	1,281,612
Income	153,232,062	163,510,193	17,265,511	17,265,511	1,338,205
Core Bond	101,377,962	86,399,419	32,927,528	32,927,528	964,407
Limited Maturity Bond	150,074,346	127,292,477	28,229,455	28,229,455	768,037
Total Value and Dividend Income				$388,513,382	$17,377,643

244

THRIVENT MUTUAL FUNDS
Notes to Financial Statements
As of October 31, 2007

A summary of transactions for the year ended October 31, 2007, in the Thrivent Financial Securities Lending Trust, is as follows:

	Gross	Gross	Balance of
	Purchases and	Sales and	Shares Held	Value
Fund	Additions	Reductions	October 31, 2007	October 31, 2007

Technology	$ 67,349,945	$ 75,286,997	3,005,900	$ 3,005,900
Partner Small Cap Growth	62,752,180	47,735,563	25,651,383	25,651,383
Partner Small Cap Value	118,004,225	112,752,422	38,943,138	38,943,138
Small Cap Stock	414,699,600	401,037,148	158,510,727	158,510,727
Small Cap Index	27,161,597	31,968,078	7,664,789	7,664,789
Mid Cap Growth	271,084,401	264,894,483	89,916,284	89,916,284
Partner Mid Cap Value	57,925,405	59,985,457	4,022,546	4,022,546
Mid Cap Stock	1,553,190,316	1,490,390,080	263,325,754	263,325,754
Mid Cap Index	26,146,027	36,626,875	5,297,773	5,297,773
Mid Cap Index-I	7,723,286	13,280,146	323,882	323,882
Partner International Stock	85,720,780	57,984,638	27,736,142	27,736,142
Large Cap Growth	358,081,192	324,166,943	43,016,898	43,016,898
Large Cap Value	509,627,416	450,863,390	75,833,378	75,833,378
Large Cap Stock	3,119,490,481	2,831,520,071	417,436,171	417,436,171
Large Cap Index	50,266,288	48,446,995	4,630,568	4,630,568
Large Cap Index-I	39,001,966	40,690,032	911,167	911,167
Balanced	209,411,015	222,691,669	39,692,963	39,692,963
High Yield	389,242,400	406,237,572	69,283,020	69,283,020
Income	302,792,487	315,677,846	58,963,653	58,963,653
Core Bond	147,056,821	169,638,237	28,870,709	28,870,709
Limited Maturity Bond	106,890,879	107,243,254	14,722,625	14,722,625
Total Value				$1,377,759,470

A summary of transactions for the Thrivent Allocation Funds for the year ended October 31, 2007, in the following Thrivent Mutual Funds, is as follows:

	Gross	Gross	Balance of		Dividend Income
	Purchases and	Sales and	Shares Held at	Value	November 1, 2006 –
Fund	Additions	Reductions	October 31, 2007	October 31, 2007	October 31, 2007

Aggressive Allocation
Partner Small Cap Growth	$ 9,024,731	$2,007,376	1,689,719	$ 23,656,063	$ 26,449
Partner Small Cap Value	8,432,928	6,920,928	958,340	16,387,607	94,117
Small Cap Stock	16,034,155	3,415,990	1,396,962	28,805,358	—
Mid Cap Growth	6,533,790	3,994,448	684,364	14,357,962	—
Partner Mid Cap Value	5,741,170	3,734,907	985,802	12,785,858	175,235
Mid Cap Stock	17,229,222	178,365	1,470,972	28,154,410	61,732
Partner International Stock	29,331,531	7,647,707	5,149,652	83,475,862	834,073
Large Cap Growth	31,593,382	2,332,889	12,112,728	83,941,207	298,326
Large Cap Value	10,489,057	944,858	1,472,237	26,603,332	249,509
Large Cap Stock	17,455,584	420,230	1,172,303	37,033,043	260,177
Real Estate Securities	284,917	561,099	—	—	3,494
High Yield	8,331,795	8,394,402	1,219,523	6,146,398	554,212
Income	16,878,872	204,436	2,443,505	20,745,356	528,788
Limited Maturity Bond	2,558,338	3,002,983	290,348	3,638,056	220,305
Money Market	7,161,006	6,081,104	5,177,999	5,177,999	220,072
Total Value and Dividend Income				$390,908,511	$3,526,489

245

THRIVENT MUTUAL FUNDS
Notes to Financial Statements
As of October 31, 2007

(7) INVESTMENTS IN AFFILIATES — continued

	Gross	Gross	Balance of		Dividend Income
	Purchases and	Sales and	Shares Held at	Value	November 1, 2006 –
Fund	Additions	Reductions	October 31, 2007	October 31, 2007	October 31, 2007

Moderately Aggressive Allocation
Partner Small Cap Growth	$11,040,655	$ 2,556,945	2,001,571	$ 28,021,999	$ 27,256
Partner Small Cap Value	10,795,914	10,905,374	1,014,385	17,345,977	97,049
Small Cap Stock	24,064,127	8,064,462	1,762,476	36,342,259	—
Mid Cap Growth	7,062,324	8,067,351	691,927	14,516,628	—
Partner Mid Cap Value	6,151,458	8,291,887	997,962	12,943,571	217,180
Mid Cap Stock	30,892,379	14,708,776	1,868,758	35,768,035	87,663
Partner International Stock	54,212,934	15,618,796	8,134,917	131,867,007	1,282,220
Large Cap Growth	70,955,166	7,333,842	22,556,473	156,316,355	529,219
Large Cap Value	61,991,406	704	6,977,289	126,079,605	1,034,154
Large Cap Stock	66,849,709	3,282,907	4,260,200	134,579,715	1,016,131
Real Estate Securities	19,939,573	4,119,320	2,108,912	26,888,622	510,729
High Yield	23,914,109	33,544,033	3,460,948	17,443,177	1,945,125
Income	85,171,982	666,649	14,184,621	120,427,429	3,899,398
Limited Maturity Bond	18,852,770	6,163,969	2,806,533	35,165,854	1,468,518
Money Market	43,222,317	21,853,833	34,776,744	34,776,744	982,846
Total Value and Dividend Income				$928,482,977	$13,097,488

Moderate Allocation
Partner Small Cap Growth	11,967,544	—	909,883	12,738,369	—
Partner Small Cap Value	7,978,363	—	460,466	7,873,970	—
Small Cap Stock	16,958,782	35,519,066	663,859	13,688,783	—
Mid Cap Growth	7,973,844	518,333	435,773	9,142,524	—
Partner Mid Cap Value	7,973,850	269,438	629,362	8,162,829	—
Mid Cap Stock	17,550,873	18,769,550	1,325,260	25,365,467	146,345
Partner International Stock	35,291,834	13,583,481	5,492,884	89,039,652	886,081
Large Cap Growth	52,766,702	6,449,457	18,073,384	125,248,551	448,866
Large Cap Value	39,673,644	1,956,835	4,711,521	85,137,182	697,132
Large Cap Stock	46,550,492	7,710,202	3,239,275	102,328,711	777,349
Real Estate Securities	22,243,859	10,835,747	2,156,704	27,497,973	619,835
High Yield	22,066,239	32,155,837	3,357,053	16,919,546	1,868,843
Income	111,278,096	8,434,293	19,441,934	165,062,022	5,953,461
Limited Maturity Bond	65,086,177	2,659,951	9,235,008	115,714,654	4,027,223
Money Market	50,906,613	14,387,610	67,606,196	67,606,196	2,492,233
Total Value and Dividend Income				$871,526,429	$17,917,368

Moderately Conservative Allocation
Small Cap Stock	4,707,763	2,187,574	458,799	9,460,435	—
Mid Cap Stock	5,098,535	5,502,118	321,973	6,162,563	34,353
Partner International Stock	7,934,800	3,580,844	1,199,354	19,441,529	170,131
Large Cap Growth	12,755,786	2,922,054	4,474,339	31,007,166	111,198
Large Cap Value	9,792,607	2,598,302	1,114,662	20,141,951	163,605
Large Cap Stock	12,380,410	3,077,229	773,314	24,428,984	174,165
Real Estate Securities	8,239,592	4,014,727	779,481	9,938,388	216,683
High Yield	7,270,800	8,737,784	1,276,026	6,431,169	551,159
Income	29,521,821	3,760,948	5,510,716	46,785,979	1,623,922
Limited Maturity Bond	65,022,788	1,526,797	8,731,554	109,406,365	3,652,656
Money Market	24,372,285	8,140,745	32,162,304	32,162,304	1,231,917
Total Value and Dividend Income				$315,366,833	$7,929,789

246

THRIVENT MUTUAL FUNDS
Notes to Financial Statements
As of October 31, 2007

(8) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Funds are permitted to purchase or sell securities from or to certain other Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the year ended October 31, 2007, the Funds engaged in purchases and sales of securities of $20,948,645 and $23,351,219, respectively.

(9) RELATED PARTY TRANSACTIONS

As of October 31, 2007, related parties held the following shares of Thrivent Mutual Funds:

		Percent of Fund’s
Fund	Shares	Outstanding Shares

Partner Small Cap Growth	900,000	15.7%
Partner Mid Cap Value	460,450	13.0%
Mid Cap Stock	3,861,233	6.0%
Mid Cap Index-I	52,321	5.7%
Large Cap Index-I	388,648	11.8%
Core Bond	4,433,981	11.3%
Limited Maturity Bond	4,937,075	14.8%

As of October 31, 2007, retirement plans sponsored by Thrivent Financial for Lutherans held the following shares of Thrivent Mutual Funds:

		Percent of Fund’s
Fund	Shares	Outstanding Shares

Aggressive Allocation	4,142,096	14.6%
Moderately Aggressive Allocation	5,016,861	7.2%
Partner Small Cap Value	809,728	9.4%
Mid Cap Index-I	762,259	82.5%
Large Cap Index-I	2,613,293	79.6%
Balanced	5,881,810	24.4%
Core Bond	2,761,596	7.0%

(10) SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest of all of the Funds. Automated conversions of Class B shares to Class A shares are included in the shares redeemed and sold amount. Transactions in Fund shares were as follows:

		Aggressive Allocation Fund

	Class A		Institutional Class

Year Ended October 31, 2007	Shares	Amount	Shares	Amount

Sold	11,145,392	$ 141,612,846	1,979,500	$ 25,221,287

Dividends and distributions reinvested	303,204	3,665,237	70,543	855,522

Redeemed	(2,149,549)	(27,540,811)	(879,192)	(11,249,500)

Net Change	9,299,047	$ 117,737,272	1,170,851	$ 14,827,309

Year Ended October 31, 2006

Sold	13,075,418	$ 147,328,456	3,128,872	$ 35,198,189

Dividends and distributions reinvested	46,370	499,873	8,720	94,094

Redeemed	(732,893)	(8,298,776)	(536,681)	(6,094,182)

Net Change	12,388,895	$ 139,529,553	2,600,911	$ 29,198,101

247

THRIVENT MUTUAL FUNDS
Notes to Financial Statements
As of October 31, 2007

(10) SHARES OF BENEFICIAL INTEREST — continued

	Moderately Aggressive Allocation Fund

	Class A		Institutional Class

Year Ended October 31, 2007	Shares	Amount	Shares	Amount

Sold	32,827,844	$ 405,451,968	2,408,374	$ 29,828,380

Dividends and distributions reinvested	903,871	10,702,312	97,155	1,153,325

Redeemed	(4,890,773)	(60,789,521)	(727,993)	(9,070,981)

Net Change	28,840,942	$ 355,364,759	1,777,536	$ 21,910,724

Year Ended October 31, 2006

Sold	31,560,635	$ 350,109,841	3,471,588	$ 38,408,189

Dividends and distributions reinvested	114,602	1,221,703	12,628	134,737

Redeemed	(1,696,994)	(18,900,089)	(344,328)	(3,829,712)

Net Change	29,978,243	$ 332,431,455	3,139,888	$ 34,713,214

		Moderate Allocation Fund

	Class A		Institutional Class

Year Ended October 31, 2007	Shares	Amount	Shares	Amount

Sold	33,473,526	$ 393,578,244	1,206,409	$ 14,190,666

Dividends and distributions reinvested	1,577,026	18,327,726	60,742	706,921

Redeemed	(5,753,418)	(67,815,953)	(515,341)	(6,064,902)

Net Change	29,297,134	$ 344,090,017	751,810	$ 8,832,685

Year Ended October 31, 2006

Sold	33,438,724	$ 362,112,798	1,470,239	$ 15,968,817

Dividends and distributions reinvested	526,632	5,698,786	23,465	254,335

Redeemed	(2,245,064)	(24,370,495)	(264,002)	(2,881,642)

Net Change	31,720,292	$ 343,441,089	1,229,702	$ 13,341,510

	Moderately Conservative Allocation Fund

	Class A		Institutional Class

Year Ended October 31, 2007	Shares	Amount	Shares	Amount

Sold	14,097,689	$ 158,211,117	797,525	$ 8,905,753

Dividends and distributions reinvested	675,328	7,522,058	28,867	321,484

Redeemed	(2,678,590)	(30,042,629)	(576,060)	(6,455,102)

Net Change	12,094,427	$ 135,690,546	250,332	$ 2,772,135

Year Ended October 31, 2006

Sold	12,261,652	$ 129,400,033	664,580	$ 7,047,732

Dividends and distributions reinvested	250,577	2,645,161	9,531	100,909

Redeemed	(1,375,509)	(14,531,407)	(154,930)	(1,656,338)

Net Change	11,136,720	$ 117,513,787	519,181	$ 5,492,303

248

THRIVENT MUTUAL FUNDS
Notes to Financial Statements
As of October 31, 2007

			Technology Fund

	Class A		Class B		Institutional Class

Year Ended October 31, 2007	Shares	Amount	Shares	Amount	Shares	Amount

Sold	1,146,815	$ 4,607,775	2,428	$ 9,130	11,922	$ 53,217

Dividends and distributions reinvested	—	—	—	—	—	—

Redeemed	(2,827,104)	(11,179,185)	(288,947)	(1,092,074)	(26,208)	(114,062)

Net Change	(1,680,289)	$ (6,571,410)	(286,519)	$ (1,082,944)	(14,286)	$ (60,845)

Year Ended October 31, 2006

Sold	1,575,576	$ 5,840,342	2,386	$ 8,647	40,689	$ 161,546

Dividends and distributions reinvested	—	—	—	—	—	—

Redeemed	(3,073,377)	(11,306,964)	(384,866)	(1,362,959)	(201,063)	(807,361)

Net Change	(1,497,801)	$ (5,466,622)	(382,480)	$ (1,354,312)	(160,374)	$ (645,815)

	Partner Small Cap Growth Fund

	Class A		Institutional Class

Year Ended October 31, 2007	Shares	Amount	Shares	Amount

Sold	128,058	$ 1,624,901	2,488,996	$ 32,039,224

Dividends and distributions reinvested	—	—	4,414	53,894

Redeemed	(39,443)	(497,747)	(384,916)	(4,855,762)

Net Change	88,615	$ 1,127,154	2,108,494	$ 27,237,356

Year Ended October 31, 2006

Sold	149,939	$ 1,731,354	2,204,481	$ 25,203,271

Dividends and distributions reinvested	—	—	—	—

Redeemed	(48,537)	(540,910)	(111,243)	(1,235,886)

Net Change	101,402	$ 1,190,444	2,093,238	$ 23,967,385

			Partner Small Cap Value Fund

	Class A		Class B		Institutional Class

Year Ended October 31, 2007	Shares	Amount	Shares	Amount	Shares	Amount

Sold	968,005	$ 15,747,777	6,664	$ 102,992	1,947,958	$ 33,076,549

Dividends and distributions reinvested	236,169	3,652,846	16,612	243,530	145,712	2,350,278

Redeemed	(1,278,190)	(20,814,723)	(161,479)	(2,497,225)	(1,484,075)	(25,420,864)

Net Change	(74,016)	$ (1,414,100)	(138,203)	$ (2,150,703)	609,595	$ 10,005,963

Year Ended October 31, 2006

Sold	789,494	$ 11,717,794	13,752	$ 195,259	1,928,137	$ 29,480,789

Dividends and distributions reinvested	360,245	4,839,610	27,743	356,497	88,388	1,234,013

Redeemed	(1,344,105)	(19,806,868)	(79,761)	(1,125,979)	(376,799)	(5,715,628)

Net Change	(194,366)	$ (3,249,464)	(38,266)	$ (574,223)	1,639,726	$ 24,999,174

249

THRIVENT MUTUAL FUNDS
Notes to Financial Statements
As of October 31, 2007

(10) SHARES OF BENEFICIAL INTEREST — continued

			Small Cap Stock Fund

	Class A		Class B		Institutional Class

Year Ended October 31, 2007	Shares	Amount	Shares	Amount	Shares	Amount

Sold	1,528,313	$ 27,270,640	5,394	$ 86,399	3,359,223	$ 64,910,432

Dividends and distributions reinvested	2,727,091	46,060,560	119,003	1,758,869	466,152	8,511,934

Redeemed	(5,355,767)	(95,829,947)	(485,003)	(7,585,929)	(2,953,241)	(56,947,213)

Net Change	(1,100,363)	$ (22,498,747)	(360,606)	$ (5,740,661)	872,134	$ 16,475,153

Year Ended October 31, 2006

Sold	2,538,144	$ 45,530,084	20,683	$ 333,420	3,185,306	$ 60,806,535

Dividends and distributions reinvested	2,854,211	47,380,770	156,278	2,326,978	136,717	2,421,260

Redeemed	(5,404,823)	(96,654,667)	(457,190)	(7,322,618)	(146,207)	(2,770,269)

Net Change	(12,468)	$ (3,743,813)	(280,229)	$ (4,662,220)	3,175,816	$ 60,457,526

	Small Cap Index Fund

	Class A

Year Ended October 31, 2007	Shares	Amount

Sold	260,961	$ 4,199,158

Dividends and distributions reinvested	221,916	3,398,452

Redeemed	(658,792)	(10,607,413)

Net Change	(175,915)	$ (3,009,803)

Year Ended October 31, 2006

Sold	427,563	$ 6,576,606

Dividends and distributions reinvested	64,987	942,691

Redeemed	(799,487)	(12,298,315)

Net Change	(306,937)	$ (4,779,018)

			Mid Cap Growth Fund

	Class A		Class B		Institutional Class

Year Ended October 31, 2007	Shares	Amount	Shares	Amount	Shares	Amount

Sold	1,499,540	$ 25,689,155	5,002	$ 81,533	1,187,378	$ 21,125,779

Dividends and distributions reinvested	1,179,730	18,439,231	133,760	1,919,476	134,846	2,260,015

Redeemed	(3,480,249)	(58,829,380)	(814,726)	(12,583,879)	(1,187,980)	(21,423,642)

Net Change	(800,979)	$ (14,700,994)	(675,964)	$ (10,582,870)	134,244	$ 1,962,152

Year Ended October 31, 2006

Sold	1,696,141	$ 26,951,615	10,638	$ 159,589	1,194,522	$ 20,150,089

Dividends and distributions reinvested	—	—	—	—	—	—

Redeemed	(3,776,345)	(59,668,750)	(893,515)	(13,144,985)	(80,530)	(1,335,045)

Net Change	(2,080,204)	$ (32,717,135)	(882,877)	$ (12,985,396)	1,113,992	$ 18,815,044

250

THRIVENT MUTUAL FUNDS
Notes to Financial Statements
As of October 31, 2007

		Partner Mid Cap Value Fund

	Class A		Institutional Class

Year Ended October 31, 2007	Shares	Amount	Shares	Amount

Sold	365,176	$ 4,658,869	1,553,427	$ 19,409,359

Dividends and distributions reinvested	13,192	160,156	44,738	543,873

Redeemed	(89,498)	(1,137,851)	(992,229)	(12,323,791)

Net Change	288,870	$ 3,681,174	605,936	$ 7,629,441

Year Ended October 31, 2006

Sold	152,647	$ 1,676,515	1,713,309	$ 18,850,083

Dividends and distributions reinvested	1,820	19,259	2,772	29,325

Redeemed	(17,102)	(190,153)	(63,360)	(701,328)

Net Change	137,365	$ 1,505,621	1,652,721	$ 18,178,080

			Mid Cap Stock Fund

	Class A		Class B		Institutional Class

Year Ended October 31, 2007	Shares	Amount	Shares	Amount	Shares	Amount

Sold	3,888,821	$ 67,807,186	13,710	$ 209,008	4,919,725	$ 90,057,227

Dividends and distributions reinvested	10,027,387	161,645,118	242,752	3,349,973	1,162,098	19,941,268

Redeemed	(11,395,657)	(198,642,538)	(608,710)	(9,091,254)	(3,034,787)	(55,534,884)

Net Change	2,520,551	$ 30,809,766	(352,248)	$ (5,532,273)	3,047,036	$ 54,463,611

Year Ended October 31, 2006

Sold	4,939,835	$ 88,864,839	44,431	$ 712,655	3,685,704	$ 69,379,972

Dividends and distributions reinvested	5,464,459	92,680,703	169,303	2,553,082	304,504	5,417,124

Redeemed	(9,926,843)	(177,890,193)	(572,630)	(9,122,694)	(771,657)	(14,421,120)

Net Change	477,451	$ 3,655,349	(358,896)	$ (5,856,957)	3,218,551	$ 60,375,976

	Mid Cap Index Fund		Mid Cap Index Fund-I

	Class A		Institutional Class

Year Ended October 31, 2007	Shares	Amount	Shares	Amount

Sold	375,877	$ 5,674,544	237,294	$ 3,473,328

Dividends and distributions reinvested	227,674	3,235,987	97,308	1,331,116

Redeemed	(1,020,279)	(15,399,239)	(1,027,200)	(14,872,446)

Net Change	(416,728)	$ (6,488,708)	(692,598)	$ (10,068,002)

Year Ended October 31, 2006

Sold	595,026	$ 8,406,505	292,085	$ 3,993,921

Dividends and distributions reinvested	310,443	4,211,597	123,741	1,619,275

Redeemed	(1,185,347)	(16,735,935)	(528,724)	(7,219,325)

Net Change	(279,878)	$ (4,117,833)	(112,898)	$ (1,606,129)

251

THRIVENT MUTUAL FUNDS
Notes to Financial Statements
As of October 31, 2007

(10) SHARES OF BENEFICIAL INTEREST — continued

			Partner International Stock Fund

	Class A		Class B		Institutional Class

Year Ended October 31, 2007	Shares	Amount	Shares	Amount	Shares	Amount

Sold	2,688,054	$ 38,314,231	27,944	$ 381,838	8,691,362	$ 125,824,841

Dividends and distributions reinvested	260,818	3,528,854	—	—	253,305	3,477,872

Redeemed	(5,005,095)	(71,310,619)	(483,004)	(6,607,820)	(4,039,225)	(59,890,071)

Net Change	(2,056,223)	$ (29,467,534)	(455,060)	$ (6,225,982)	4,905,442	$ 69,412,642

Year Ended October 31, 2006

Sold	3,242,267	$ 38,631,787	55,694	$ 639,937	12,599,508	$ 152,916,149

Dividends and distributions reinvested	278,655	3,165,499	—	—	114,683	1,321,143

Redeemed	(6,278,166)	(75,182,696)	(477,656)	(5,490,671)	(2,906,204)	(33,993,291)

Net Change	(2,757,244)	$ (33,385,410)	(421,962)	$ (4,850,734)	9,807,987	$ 120,244,001

			Large Cap Growth Fund

	Class A		Class B		Institutional Class

Year Ended October 31, 2007	Shares	Amount	Shares	Amount	Shares	Amount

Sold	4,578,531	$ 26,413,730	35,799	$ 196,211	29,124,791	$ 177,863,280

Dividends and distributions reinvested	14,253	77,678	—	—	264,904	1,528,495

Redeemed	(5,709,169)	(32,676,336)	(992,259)	(5,287,685)	(5,285,186)	(34,322,841)

Net Change	(1,116,385)	$ (6,184,928)	(956,460)	$ (5,091,474)	24,104,509	$ 145,068,934

Year Ended October 31, 2006

Sold	5,705,035	$ 29,361,687	66,396	$ 323,093	30,963,196	$ 168,846,450

Dividends and distributions reinvested	23,292	119,718	—	—	44,016	239,449

Redeemed	(7,194,318)	(36,867,630)	(1,042,666)	(5,024,700)	(800,340)	(4,397,226)

Net Change	(1,465,991)	$ (7,386,225)	(976,270)	$ (4,701,607)	30,206,872	$ 164,688,673

	Large Cap Value Fund

	Class A		Class B		Institutional Class

Year Ended October 31, 2007	Shares	Amount	Shares	Amount	Shares	Amount

Sold	1,766,298	$ 30,050,071	18,259	$ 303,308	7,888,623	$ 135,673,675

Dividends and distributions reinvested	1,303,412	21,452,553	48,006	775,782	751,450	12,464,266

Redeemed	(3,981,337)	(68,090,102)	(384,831)	(6,463,643)	(979,936)	(16,736,038)

Net Change	(911,627)	$ (16,587,478)	(318,566)	$ (5,384,553)	7,660,137	$ 131,401,903

Year Ended October 31, 2006

Sold	2,027,404	$ 31,651,188	24,560	$ 380,262	7,067,224	$ 110,974,959

Dividends and distributions reinvested	556,278	8,268,344	16,314	239,486	122,590	1,831,095

Redeemed	(5,040,104)	(78,519,471)	(353,683)	(5,446,939)	(828,908)	(12,806,414)

Net Change	(2,456,422)	$ (38,599,939)	(312,809)	$ (4,827,191)	6,360,906	$ 99,999,640

252

THRIVENT MUTUAL FUNDS
Notes to Financial Statements
As of October 31, 2007

			Large Cap Stock Fund

	Class A		Class B		Institutional Class

Year Ended October 31, 2007	Shares	Amount	Shares	Amount	Shares	Amount

Sold	3,660,513	$ 106,554,516	3,681	$ 98,022	4,942,079	$ 145,637,966

Dividends and distributions reinvested	5,520,112	155,979,217	113,706	2,952,941	490,129	13,951,238

Redeemed	(21,101,121)	(614,890,225)	(1,155,704)	(30,987,096)	(2,261,086)	(66,592,686)

Net Change	(11,920,496)	$ (352,356,492)	(1,038,317)	$ (27,936,133)	3,171,122	$ 92,996,518

Year Ended October 31, 2006

Sold	4,462,863	$ 120,738,121	9,189	$ 229,471	4,720,185	$ 128,445,765

Dividends and distributions reinvested	2,077,603	55,394,923	40,804	1,008,349	119,662	3,207,017

Redeemed	(26,453,828)	(715,804,335)	(1,264,335)	(31,648,461)	(1,905,974)	(51,865,562)

Net Change	(19,913,362)	$ (539,671,291)	(1,214,342)	$ (30,410,641)	2,933,873	$ 79,787,220

	Large Cap Index Fund		Large Cap Index Fund-I

	Class A		Institutional Class

Year Ended October 31, 2007	Shares	Amount	Shares	Amount

Sold	1,058,165	$ 10,620,328	610,475	$ 6,049,996

Dividends and distributions reinvested	126,539	1,233,896	44,964	435,248

Redeemed	(2,130,985)	(21,488,432)	(815,472)	(8,182,690)

Net Change	(946,281)	$ (9,634,208)	(160,033)	$ (1,697,446)

Year Ended October 31, 2006

Sold	1,212,651	$ 10,702,889	691,604	$ 6,083,284

Dividends and distributions reinvested	149,126	1,280,887	48,463	412,908

Redeemed	(2,970,026)	(26,233,730)	(1,094,387)	(9,595,822)

Net Change	(1,608,249)	$ (14,249,954)	(354,320)	$ (3,099,630)

			Balanced Fund

	Class A		Class B		Institutional Class

Year Ended October 31, 2007	Shares	Amount	Shares	Amount	Shares	Amount

Sold	1,112,754	$ 14,474,672	7,379	$ 96,953	197,312	$ 2,587,000

Dividends and distributions reinvested	1,224,913	15,538,875	40,172	504,830	463,340	5,884,861

Redeemed	(4,397,809)	(57,170,898)	(268,020)	(3,464,158)	(1,183,861)	(15,432,692)

Net Change	(2,060,142)	$ (27,157,351)	(220,469)	$ (2,862,375)	(523,209)	$ (6,960,831)

Year Ended October 31, 2006

Sold	1,503,534	$ 18,783,943	17,860	$ 222,453	155,282	$ 1,931,549

Dividends and distributions reinvested	923,755	11,441,804	33,814	415,972	364,545	4,515,013

Redeemed	(5,654,941)	(70,689,156)	(371,363)	(4,606,196)	(1,933,121)	(24,176,039)

Net Change	(3,227,652)	$ (40,463,409)	(319,689)	$ (3,967,771)	(1,413,294)	$ (17,729,477)

253

THRIVENT MUTUAL FUNDS
Notes to Financial Statements
As of October 31, 2007

(10) SHARES OF BENEFICIAL INTEREST — continued

			High Yield Fund

	Class A		Class B		Institutional Class

Year Ended October 31, 2007	Shares	Amount	Shares	Amount	Shares	Amount

Sold	7,232,910	$ 37,047,669	21,907	$ 114,126	11,794,211	$ 60,386,929

Dividends and distributions reinvested	5,246,263	26,801,268	123,011	629,179	1,113,882	5,734,298

Redeemed	(20,950,030)	(107,048,650)	(1,421,027)	(7,286,182)	(16,761,322)	(86,494,765)

Net Change	(8,470,857)	$ (43,199,713)	(1,276,109)	$ (6,542,877)	(3,853,229)	$ (20,373,538)

Year Ended October 31, 2006

Sold	10,539,834	$ 53,007,415	84,971	$ 425,746	15,871,254	$ 80,202,875

Dividends and distributions reinvested	5,791,921	29,188,525	193,224	973,714	785,290	3,957,887

Redeemed	(23,329,587)	(117,459,897)	(1,686,376)	(8,497,294)	(3,501,294)	(17,706,365)

Net Change	(6,997,832)	$ (35,263,957)	(1,408,181)	$ (7,097,834)	13,155,250	$ 66,454,397

			Municipal Bond Fund

	Class A		Class B		Institutional Class

Year Ended October 31, 2007	Shares	Amount	Shares	Amount	Shares	Amount

Sold	7,183,715	$ 80,703,622	8,760	$ 98,125	833,046	$ 9,310,700

Dividends and distributions reinvested	3,658,394	41,098,057	47,292	531,637	41,561	466,278

Redeemed	(13,707,985)	(153,979,933)	(849,791)	(9,550,832)	(386,267)	(4,334,053)

Net Change	(2,865,876)	$ (32,178,254)	(793,739)	$ (8,921,070)	488,340	$ 5,442,925

Year Ended October 31, 2006

Sold	7,272,232	$ 82,058,835	19,033	$ 214,594	596,280	$ 6,719,776

Dividends and distributions reinvested	3,835,932	43,308,906	74,081	836,120	28,913	326,346

Redeemed	(15,492,085)	(174,708,654)	(747,886)	(8,421,000)	(298,232)	(3,366,694)

Net Change	(4,383,921)	$ (49,340,913)	(654,772)	$ (7,370,286)	326,961	$ 3,679,428

			Income Fund

	Class A		Class B		Institutional Class

Year Ended October 31, 2007	Shares	Amount	Shares	Amount	Shares	Amount

Sold	3,308,668	$ 28,354,222	16,670	$ 142,484	29,247,235	$ 249,293,219

Dividends and distributions reinvested	2,101,548	18,003,759	38,942	333,352	1,632,272	13,937,636

Redeemed	(9,245,559)	(79,239,954)	(750,889)	(6,426,020)	(6,903,824)	(58,652,473)

Net Change	(3,835,343)	$ (32,881,973)	(695,277)	$ (5,950,184)	23,975,683	$ 204,578,382

Year Ended October 31, 2006

Sold	3,056,959	$ 25,955,319	25,440	$ 217,189	14,980,955	$ 127,041,110

Dividends and distributions reinvested	2,269,958	19,292,564	66,628	565,078	630,512	5,347,248

Redeemed	(12,756,451)	(108,230,155)	(871,989)	(7,377,170)	(1,609,551)	(13,575,746)

Net Change	(7,429,534)	$ (62,982,272)	(779,921)	$ (6,594,903)	14,001,916	$ 118,812,612

254

THRIVENT MUTUAL FUNDS
Notes to Financial Statements
As of October 31, 2007

			Core Bond Fund

	Class A		Class B		Institutional Class

Year Ended October 31, 2007	Shares	Amount	Shares	Amount	Shares	Amount

Sold	2,079,081	$ 20,448,256	2,888	$ 28,540	5,195,639	$ 50,755,835

Dividends and distributions reinvested	1,278,083	12,571,874	20,800	204,880	220,036	2,163,228

Redeemed	(7,809,430)	(76,855,231)	(375,012)	(3,688,696)	(1,799,757)	(17,721,396)

Net Change	(4,452,266)	$ (43,835,101)	(351,324)	$ (3,455,276)	3,615,918	$ 35,197,667

Year Ended October 31, 2006

Sold	2,110,737	$ 20,723,629	14,315	$ 140,843	707,477	$ 6,939,118

Dividends and distributions reinvested	1,516,826	14,895,141	31,482	309,310	198,870	1,953,261

Redeemed	(11,570,007)	(113,497,276)	(323,834)	(3,176,985)	(1,304,709)	(12,877,720)

Net Change	(7,942,444)	$ (77,878,506)	(278,037)	$ (2,726,832)	(398,362)	$ (3,985,341)

			Limited Maturity Bond Fund

	Class A		Class B		Institutional Class

Year Ended October 31, 2007	Shares	Amount	Shares	Amount	Shares	Amount

Sold	2,375,503	$ 29,853,399	6,321	$ 79,420	13,414,475	$ 168,536,157

Dividends and distributions reinvested	374,035	4,699,357	3,297	41,463	849,457	10,665,647

Redeemed	(2,942,069)	(36,972,850)	(15,827)	(199,188)	(1,818,204)	(22,843,350)

Net Change	(192,531)	$ (2,420,094)	(6,209)	$ (78,305)	12,445,728	$ 156,358,454

Year Ended October 31, 2006

Sold	2,934,035	$ 36,800,045	16,790	$ 210,746	9,931,652	$ 124,519,949

Dividends and distributions reinvested	370,015	4,641,350	3,350	42,050	320,331	4,016,603

Redeemed	(4,618,489)	(57,906,212)	(30,151)	(378,631)	(1,435,668)	(18,046,369)

Net Change	(1,314,439)	$ (16,464,817)	(10,011)	$ (125,835)	8,816,315	$ 110,490,183

			Money Market Fund

	Class A		Class B		Institutional Class

Year Ended October 31, 2007	Shares	Amount	Shares	Amount	Shares	Amount

Sold	1,394,460,205	$1,394,460,225	665,684	$ 665,684	1,980,415,531	$1,980,415,531

Dividends and distributions reinvested	47,936,624	47,936,624	67,358	67,358	19,135,374	19,135,374

Redeemed	(1,122,834,737)	(1,122,834,757)	(1,000,594)	(1,000,594)	(1,915,625,053)	(1,915,625,053)

Net Change	319,562,092	$ 319,562,092	(267,552)	$ (267,552)	83,925,852	$ 83,925,852

Year Ended October 31, 2006

Sold	1,057,197,836	$1,057,197,838	1,348,662	$ 1,348,662	1,215,084,908	$1,215,084,908

Dividends and distributions reinvested	30,553,980	30,553,980	60,874	60,874	13,967,308	13,967,308

Redeemed	(884,770,696)	(884,770,698)	(1,360,539)	(1,360,540)	(1,171,076,541)	(1,171,076,541)

Net Change	202,981,120	$ 202,981,120	48,997	$ 48,996	57,975,675	$ 57,975,675

255

Thrivent Mutual Funds

Financial Highlights

	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)

					Less Distributions
		Income from Investment Operations			from

	Net Asset		Net Realized			Net
	Value,	Net	and Unrealized	Total from	Net	Realized
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions

AGGRESSIVE ALLOCATION FUND
Class A Shares
Year Ended 10/31/2007	$11.88	$0.14	$1.99	$2.13	$(0.19)	$(0.03)	$(0.22)
Year Ended 10/31/2006	10.37	0.15	1.49	1.64	(0.13)	—	(0.13)
Year Ended 10/31/2005 (e)	10.00	(0.01)	0.38	0.37	—	—	—
Institutional Class Shares
Year Ended 10/31/2007	11.94	0.16	2.02	2.18	(0.23)	(0.03)	(0.26)
Year Ended 10/31/2006	10.39	0.20	1.49	1.69	(0.14)	—	(0.14)
Year Ended 10/31/2005 (e)	10.00	—	0.39	0.39	—	—	—

MODERATELY AGGRESSIVE ALLOCATION FUND
Class A Shares
Year Ended 10/31/2007	11.72	0.21	1.56	1.77	(0.24)	(0.02)	(0.26)
Year Ended 10/31/2006	10.31	0.19	1.35	1.54	(0.13)	—	(0.13)
Year Ended 10/31/2005 (e)	10.00	0.01	0.30	0.31	—	—	—
Institutional Class Shares
Year Ended 10/31/2007	11.77	0.23	1.60	1.83	(0.28)	(0.02)	(0.30)
Year Ended 10/31/2006	10.33	0.23	1.35	1.58	(0.14)	—	(0.14)
Year Ended 10/31/2005 (e)	10.00	0.01	0.32	0.33	—	—	—

MODERATE ALLOCATION FUND
Class A Shares
Year Ended 10/31/2007	11.30	0.30	1.10	1.40	(0.34)	(0.04)	(0.38)
Year Ended 10/31/2006	10.22	0.27	1.08	1.35	(0.27)	—	(0.27)
Year Ended 10/31/2005 (e)	10.00	0.02	0.22	0.24	(0.02)	—	(0.02)
Institutional Class Shares
Year Ended 10/31/2007	11.32	0.33	1.09	1.42	(0.36)	(0.04)	(0.40)
Year Ended 10/31/2006	10.23	0.31	1.09	1.40	(0.31)	—	(0.31)
Year Ended 10/31/2005 (e)	10.00	0.03	0.22	0.25	(0.02)	—	(0.02)

MODERATELY CONSERVATIVE ALLOCATION FUND
Class A Shares
Year Ended 10/31/2007	10.91	0.36	0.68	1.04	(0.38)	(0.03)	(0.41)
Year Ended 10/31/2006	10.13	0.32	0.77	1.09	(0.31)	—	(0.31)
Year Ended 10/31/2005 (e)	10.00	0.04	0.11	0.15	(0.02)	—	(0.02)
Institutional Class Shares
Year Ended 10/31/2007	10.93	0.37	0.69	1.06	(0.40)	(0.03)	(0.43)
Year Ended 10/31/2006	10.14	0.34	0.79	1.13	(0.34)	—	(0.34)
Year Ended 10/31/2005 (e)	10.00	0.05	0.12	0.17	(0.03)	—	(0.03)

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

The accompanying Notes to the Financial Statements are an integral part of this schedule.

256

Thrivent Mutual Funds

Financial Highlights – continued

			R A T I O S / S U P P L E M E N T A L D A T A

					Ratios to Average
					Net Assets Before Expenses
			Ratio to Average Net		Waived, Credited or Paid
			Assets(d)		Indirectly(d)

Net Asset
Value,		Net Assets		Net		Net	Portfolio
End of	Total	End of Period		Investment		Investment	Turnover
Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate

$13.79	18.27%	$332.7	0.38%	0.79%	0.72%	0.45%	15%
11.88	15.95%	176.0	0.10%	0.78%	0.81%	0.07%	8%
10.37	3.70%	25.2	0.89%	(0.60)%	1.62%	(1.34)%	3%

13.86	18.64%	57.8	0.10%	1.11%	0.21%	1.00%	15%
11.94	16.45%	35.8	(0.44)%	1.25%	0.27%	0.53%	8%
10.39	3.90%	4.2	0.10%	0.08%	0.87%	(0.69)%	3%

13.23	15.45%	859.2	0.37%	1.52%	0.61%	1.28%	18%
11.72	15.05%	423.0	0.08%	1.60%	0.67%	1.01%	10%
10.31	3.10%	63.2	0.44%	0.45%	1.03%	(0.14)%	4%

13.30	15.85%	68.9	0.09%	1.86%	0.19%	1.76%	18%
11.77	15.43%	40.1	(0.36)%	2.05%	0.23%	1.46%	10%
10.33	3.30%	2.7	(0.04)%	0.88%	0.57%	0.28%	4%

12.32	12.60%	843.2	0.37%	2.36%	0.56%	2.17%	23%
11.30	13.40%	442.8	0.04%	2.44%	0.61%	1.88%	10%
10.22	2.36%	76.2	0.27%	1.30%	0.90%	0.67%	3%

12.34	12.84%	27.9	0.11%	2.66%	0.20%	2.57%	23%
11.32	13.83%	17.1	(0.33)%	2.82%	0.24%	2.25%	10%
10.23	2.49%	2.9	(0.13)%	1.67%	0.51%	1.03%	3%

11.54	9.72%	305.5	0.33%	3.16%	0.57%	2.92%	19%
10.91	10.94%	156.9	0.01%	3.19%	0.65%	2.55%	5%
10.13	1.53%	32.9	0.34%	2.04%	1.21%	1.17%	4%

11.56	9.91%	9.8	0.12%	3.41%	0.23%	3.31%	19%
10.93	11.35%	6.5	(0.34)%	3.50%	0.30%	2.86%	5%
10.14	1.66%	0.8	0.18%	2.14%	1.03%	1.29%	4%

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than one year.

(e) Since fund inception, June 30, 2005.

The accompanying Notes to the Financial Statements are an integral part of this schedule.

257

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Financial Highlights – continued

	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)

					Less Distributions
		Income from Investment Operations			from

	Net Asset		Net Realized			Net
	Value,	Net	and Unrealized	Total from	Net	Realized
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions

TECHNOLOGY FUND
Class A Shares
Year Ended 10/31/2007	$3.73	$(0.04)	$0.99	$0.95	$—	$—	$—
Year Ended 10/31/2006	3.48	(0.03)	0.28	0.25	—	—	—
Year Ended 10/31/2005	3.28	(0.01)	0.21	0.20	—	—	—
Period Ended 10/31/2004 (e)	3.20	(0.02)	0.10	0.08	—	—	—
Year Ended 4/30/2004	2.50	(0.03)	0.73	0.70	—	—	—
Year Ended 4/30/2003	3.15	(0.05)	(0.60)	(0.65)	—	—	—
Class B Shares
Year Ended 10/31/2007	3.56	(0.12)	1.00	0.88	—	—	—
Year Ended 10/31/2006	3.34	(0.07)	0.29	0.22	—	—	—
Year Ended 10/31/2005	3.16	(0.03)	0.21	0.18	—	—	—
Period Ended 10/31/2004 (e)	3.09	(0.03)	0.10	0.07	—	—	—
Year Ended 4/30/2004	2.43	(0.04)	0.70	0.66	—	—	—
Year Ended 4/30/2003	3.09	(0.06)	(0.60)	(0.66)	—	—	—
Institutional Class Shares
Year Ended 10/31/2007	3.93	(0.02)	1.04	1.02	—	—	—
Year Ended 10/31/2006	3.65	(0.01)	0.29	0.28	—	—	—
Year Ended 10/31/2005	3.42	0.01	0.22	0.23	—	—	—
Period Ended 10/31/2004 (e)	3.32	(0.01)	0.11	0.10	—	—	—
Year Ended 4/30/2004	2.59	(0.02)	0.75	0.73	—	—	—
Year Ended 4/30/2003	3.22	(0.02)	(0.61)	(0.63)	—	—	—

PARTNER SMALL CAP GROWTH FUND
Class A Shares
Year Ended 10/31/2007	11.69	(0.06)	2.30	2.24	—	—	—
Year Ended 10/31/2006	10.28	(0.03)	1.44	1.41	—	—	—
Year Ended 10/31/2005 (f)	10.00	(0.04)	0.32	0.28	—	—	—
Institutional Class Shares
Year Ended 10/31/2007	11.73	(0.02)	2.31	2.29	(0.02)	—	(0.02)
Year Ended 10/31/2006	10.28	—	1.45	1.45	—	—	—
Year Ended 10/31/2005 (f)	10.00	(0.02)	0.30	0.28	—	—	—

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

The accompanying Notes to the Financial Statements are an integral part of this schedule.

258

Thrivent Mutual Funds

Financial Highlights – continued

			R A T I O S / S U P P L E M E N T A L D A T A

					Ratios to Average
					Net Assets Before Expenses
			Ratio to Average Net		Waived, Credited or Paid
			Assets(d)		Indirectly(d)

Net Asset
Value,		Net Assets		Net		Net	Portfolio
End of	Total	End of Period		Investment		Investment	Turnover
Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate

$4.68	25.47%	$42.4	1.49%	(0.96)%	1.98%	(1.46)%	112%
3.73	7.18%	40.1	1.45%	(0.78)%	1.97%	(1.30)%	126%
3.48	6.10%	42.7	1.52%	(0.40)%	2.04%	(0.92)%	37%
3.28	2.50%	42.5	1.70%	(1.32)%	2.22%	(1.84)%	23%
3.20	28.00%	41.5	1.36%	(1.02)%	2.19%	(1.85)%	67%
2.50	(20.63)%	29.3	2.39%	(2.09)%	2.75%	(2.45)%	67%

4.44	24.72%	1.7	2.05%	(1.51)%	3.06%	(2.52)%	112%
3.56	6.59%	2.4	1.94%	(1.27)%	2.95%	(2.28)%	126%
3.34	5.70%	3.5	2.07%	(0.91)%	3.08%	(1.93)%	37%
3.16	2.27%	4.0	2.32%	(1.94)%	3.34%	(2.96)%	23%
3.09	27.16%	3.9	1.85%	(1.51)%	3.36%	(3.02)%	67%
2.43	(21.36)%	2.6	3.50%	(3.20)%	4.12%	(3.82)%	67%

4.95	25.95%	2.6	0.98%	(0.45)%	0.99%	(0.46)%	112%
3.93	7.67%	2.1	0.96%	(0.30)%	0.97%	(0.31)%	126%
3.65	6.73%	2.6	0.94%	0.24%	0.95%	0.22%	37%
3.42	3.01%	3.0	1.00%	(0.62)%	1.02%	(0.64)%	23%
3.32	28.19%	2.9	1.00%	(0.66)%	1.02%	(0.68)%	67%
2.59	(19.57)%	2.2	1.06%	(0.76)%	1.08%	(0.78)%	67%

13.93	19.16%	15.5	1.20%	(0.52)%	1.46%	(0.77)%	98%
11.69	13.72%	12.0	0.91%	(0.31)%	1.72%	(1.12)%	109%
10.28	2.80%	9.5	1.61%	(1.16)%	2.42%	(1.97)%	37%

14.00	19.55%	64.5	0.92%	(0.25)%	1.13%	(0.45)%	98%
11.73	14.11%	29.3	0.53%	0.10%	1.35%	(0.71)%	109%
10.28	2.80%	4.2	1.39%	(0.99)%	2.21%	(1.81)%	37%

(d) Computed on an annualized basis for periods less than one year.

(e) For the period from May 1, 2004 to October 31, 2004.

(f) Since fund inception, June 30, 2005.

The accompanying Notes to the Financial Statements are an integral part of this schedule.

259

Thrivent Mutual Funds

Financial Highlights – continued

	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)

					Less Distributions
		Income from Investment Operations			from

	Net Asset		Net Realized			Net
	Value,	Net	and Unrealized	Total from	Net	Realized
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions

PARTNER SMALL CAP VALUE FUND
Class A Shares
Year Ended 10/31/2007	$15.65	$0.04	$1.45	$1.49	$(0.02)	$(0.71)	$(0.73)
Year Ended 10/31/2006	14.06	0.07	2.46	2.53	(0.04)	(0.90)	(0.94)
Year Ended 10/31/2005	14.27	0.04	1.61	1.65	(0.01)	(1.85)	(1.86)
Period Ended 10/31/2004 (e)	13.58	0.01	1.02	1.03	—	(0.34)	(0.34)
Year Ended 4/30/2004	9.33	(0.05)	4.30	4.25	—	—	—
Year Ended 4/30/2003	11.65	(0.07)	(2.18)	(2.25)	—	(0.07)	(0.07)
Class B Shares
Year Ended 10/31/2007	14.89	(0.33)	1.59	1.26	—	(0.71)	(0.71)
Year Ended 10/31/2006	13.50	(0.08)	2.37	2.29	—	(0.90)	(0.90)
Year Ended 10/31/2005	13.88	(0.10)	1.57	1.47	—	(1.85)	(1.85)
Period Ended 10/31/2004 (e)	13.29	(0.06)	0.99	0.93	—	(0.34)	(0.34)
Year Ended 4/30/2004	9.21	(0.14)	4.22	4.08	—	—	—
Year Ended 4/30/2003	11.59	(0.12)	(2.19)	(2.31)	—	(0.07)	(0.07)
Institutional Class Shares
Year Ended 10/31/2007	16.26	0.13	1.52	1.65	(0.10)	(0.71)	(0.81)
Year Ended 10/31/2006	14.57	0.12	2.60	2.72	(0.13)	(0.90)	(1.03)
Year Ended 10/31/2005	14.67	0.13	1.67	1.80	(0.05)	(1.85)	(1.90)
Period Ended 10/31/2004 (e)	13.90	0.05	1.06	1.11	—	(0.34)	(0.34)
Year Ended 4/30/2004	9.47	0.03	4.40	4.43	—	—	—
Year Ended 4/30/2003	11.71	—	(2.17)	(2.17)	—	(0.07)	(0.07)

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

The accompanying Notes to the Financial Statements are an integral part of this schedule.

260

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			R A T I O S / S U P P L E M E N T A L D A T A

					Ratios to Average
					Net Assets Before Expenses
			Ratio to Average Net		Waived, Credited or Paid
			Assets(d)		Indirectly(d)

Net Asset
Value,		Net Assets		Net		Net	Portfolio
End of	Total	End of Period		Investment		Investment	Turnover
Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate

$16.41	9.77%	$82.5	1.25%	0.21%	1.43%	0.03%	34%
15.65	19.08%	79.8	0.95%	0.51%	1.46%	(0.01)%	22%
14.06	12.13%	74.5	1.04%	0.26%	1.55%	(0.25)%	53%
14.27	7.60%	61.4	1.10%	0.61%	1.61%	0.10%	100%
13.58	45.55%	50.6	1.32%	(0.46)%	1.84%	(0.98)%	80%
9.33	(19.38)%	27.7	1.86%	(0.88)%	2.05%	(1.07)%	147%

15.44	8.70%	3.6	2.20%	(0.71)%	2.39%	(0.91)%	34%
14.89	17.99%	5.5	1.88%	(0.42)%	2.40%	(0.93)%	22%
13.50	11.03%	5.5	2.02%	(0.72)%	2.53%	(1.23)%	53%
13.88	7.01%	5.4	2.10%	(0.41)%	2.61%	(0.92)%	100%
13.29	44.30%	5.7	2.20%	(1.33)%	2.73%	(1.86)%	80%
9.21	(20.00)%	2.9	2.71%	(1.73)%	2.91%	(1.93)%	147%

17.10	10.45%	57.7	0.63%	0.79%	0.80%	0.62%	34%
16.26	19.85%	44.9	0.30%	1.06%	0.82%	0.54%	22%
14.57	12.92%	16.4	0.33%	0.97%	0.84%	0.46%	53%
14.67	8.01%	13.3	0.40%	1.32%	0.91%	0.81%	100%
13.90	46.78%	10.3	0.52%	0.34%	1.04%	(0.18)%	80%
9.47	(18.59)%	3.8	0.87%	0.10%	1.07%	(0.10)%	147%

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

 (d) Computed on an annualized basis for periods less than one year.

(e) For the period from May 1, 2004 to October 31, 2004.

The accompanying Notes to the Financial Statements are an integral part of this schedule.

261

Thrivent Mutual Funds

Financial Highlights – continued

	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)

					Less Distributions
		Income from Investment Operations			from

	Net Asset		Net Realized			Net
	Value,	Net	and Unrealized	Total from	Net	Realized
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions

SMALL CAP STOCK FUND
Class A Shares
Year Ended 10/31/2007	$18.48	$0.01	$2.40	$2.41	$—	$(1.91)	$(1.91)
Year Ended 10/31/2006	17.79	(0.05)	2.68	2.63	—	(1.94)	(1.94)
Year Ended 10/31/2005	16.39	(0.08)	2.30	2.22	—	(0.82)	(0.82)
Period Ended 10/31/2004 (e)	16.39	(0.04)	0.99	0.95	—	(0.95)	(0.95)
Year Ended 4/30/2004	11.55	(0.11)	4.95	4.84	—	—	—
Year Ended 4/30/2003	14.82	(0.09)	(3.18)	(3.27)	—	—	—
Class B Shares
Year Ended 10/31/2007	16.44	(0.48)	2.41	1.93	—	(1.91)	(1.91)
Year Ended 10/31/2006	16.18	(0.30)	2.50	2.20	—	(1.94)	(1.94)
Year Ended 10/31/2005	15.11	(0.27)	2.16	1.89	—	(0.82)	(0.82)
Period Ended 10/31/2004 (e)	15.26	(0.11)	0.91	0.80	—	(0.95)	(0.95)
Year Ended 4/30/2004	10.86	(0.26)	4.66	4.40	—	—	—
Year Ended 4/30/2003	14.08	(0.26)	(2.96)	(3.22)	—	—	—
Institutional Class Shares
Year Ended 10/31/2007	19.82	0.08	2.63	2.71	—	(1.91)	(1.91)
Year Ended 10/31/2006	18.85	(0.04)	2.95	2.91	—	(1.94)	(1.94)
Year Ended 10/31/2005	17.21	0.02	2.44	2.46	—	(0.82)	(0.82)
Period Ended 10/31/2004 (e)	17.12	(0.02)	1.06	1.04	—	(0.95)	(0.95)
Year Ended 4/30/2004	11.98	(0.01)	5.15	5.14	—	—	—
Year Ended 4/30/2003	15.26	(0.06)	(3.22)	(3.28)	—	—	—

SMALL CAP INDEX FUND
Class A Shares
Year Ended 10/31/2007	16.11	0.06	1.53	1.59	(0.02)	(1.15)	(1.17)
Year Ended 10/31/2006	14.28	0.03	2.09	2.12	(0.02)	(0.27)	(0.29)
Year Ended 10/31/2005	12.63	0.03	1.74	1.77	(0.02)	(0.10)	(0.12)
Period Ended 10/31/2004 (e)	12.26	0.02	0.85	0.87	—	(0.50)	(0.50)
Year Ended 4/30/2004	8.89	(0.01)	3.42	3.41	—	(0.04)	(0.04)
Year Ended 4/30/2003	11.42	(0.04)	(2.43)	(2.47)	—	(0.06)	(0.06)

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

The accompanying Notes to the Financial Statements are an integral part of this schedule.

262

Thrivent Mutual Funds

Financial Highlights – continued

			R A T I O S / S U P P L E M E N T A L D A T A

					Ratios to Average
					Net Assets Before Expenses
			Ratio to Average Net		Waived, Credited or Paid
			Assets(d)		Indirectly(d)

Net Asset
Value,		Net Assets		Net		Net	Portfolio
End of	Total	End of Period		Investment		Investment	Turnover
Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate

$18.98	14.32%	$448.9	1.27%	0.03%	1.29%	0.01%	112%
18.48	16.04%	457.5	1.27%	(0.28)%	1.29%	(0.30)%	92%
17.79	13.81%	440.6	1.32%	(0.45)%	1.33%	(0.47)%	114%
16.39	5.88%	397.3	1.36%	(0.49)%	1.38%	(0.51)%	52%
16.39	41.90%	379.5	1.38%	(0.71)%	1.40%	(0.73)%	106%
11.55	(22.06)%	266.7	1.47%	(0.78)%	1.49%	(0.80)%	97%

16.46	13.06%	10.3	2.38%	(1.06)%	2.40%	(1.08)%	112%
16.44	14.86%	16.3	2.30%	(1.29)%	2.32%	(1.31)%	92%
16.18	12.75%	20.5	2.32%	(1.47)%	2.34%	(1.49)%	114%
15.11	5.31%	25.1	2.39%	(1.52)%	2.41%	(1.54)%	52%
15.26	40.52%	25.3	2.42%	(1.75)%	2.44%	(1.77)%	106%
10.86	(22.87)%	21.1	2.45%	(1.75)%	2.47%	(1.77)%	97%

20.62	14.92%	106.6	0.71%	0.56%	0.73%	0.54%	112%
19.82	16.68%	85.1	0.72%	0.27%	0.74%	0.26%	92%
18.85	14.58%	21.1	0.72%	0.15%	0.74%	0.13%	114%
17.21	6.17%	11.6	0.73%	(0.24)%	0.75%	(0.26)%	52%
17.12	42.90%	11.0	0.73%	(0.06)%	0.75%	(0.08)%	106%
11.98	(21.49)%	6.8	0.73%	(0.03)%	0.75%	(0.05)%	97%

16.53	10.44%	46.4	0.95%	0.36%	1.08%	0.23%	17%
16.11	15.08%	48.0	0.95%	0.21%	1.09%	0.07%	16%
14.28	14.05%	46.9	0.95%	0.21%	1.18%	(0.02)%	17%
12.63	7.11%	35.4	0.95%	0.43%	1.37%	0.01%	17%
12.26	38.37%	34.4	1.04%	(0.13)%	1.25%	(0.34)%	18%
8.89	(21.69)%	20.5	1.35%	(0.44)%	1.40%	(0.49)%	18%

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than one year.

(e) For the period from May 1, 2004 to October 31, 2004.

The accompanying Notes to the Financial Statements are an integral part of this schedule.

263

Thrivent Mutual Funds

Financial Highlights – continued

	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)

					Less Distributions
	Income from Investment Operations				from

	Net Asset		Net Realized			Net
	Value,	Net	and Unrealized	Total from	Net	Realized
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions

MID CAP GROWTH FUND
Class A Shares
Year Ended 10/31/2007	$16.17	$(0.06)	$4.50	$4.44	$—	$(1.16)	$(1.16)
Year Ended 10/31/2006	14.59	(0.06)	1.64	1.58	—	—	—
Year Ended 10/31/2005	12.75	(0.10)	1.94	1.84	—	—	—
Year Ended 10/31/2004	12.35	(0.02)	0.42	0.40	—	—	—
Year Ended 10/31/2003	9.50	(0.15)	3.00	2.85	—	—	—
Class B Shares
Year Ended 10/31/2007	14.96	(0.56)	4.44	3.88	—	(1.16)	(1.16)
Year Ended 10/31/2006	13.64	(0.34)	1.66	1.32	—	—	—
Year Ended 10/31/2005	12.05	(0.27)	1.86	1.59	—	—	—
Year Ended 10/31/2004	11.78	(0.19)	0.46	0.27	—	—	—
Year Ended 10/31/2003	9.13	(0.24)	2.89	2.65	—	—	—
Institutional Class Shares
Year Ended 10/31/2007	17.24	0.06	4.84	4.90	—	(1.16)	(1.16)
Year Ended 10/31/2006	15.44	(0.04)	1.84	1.80	—	—	—
Year Ended 10/31/2005	13.39	0.01	2.04	2.05	—	—	—
Year Ended 10/31/2004	12.87	(0.01)	0.53	0.52	—	—	—
Year Ended 10/31/2003	9.79	(0.04)	3.12	3.08	—	—	—

PARTNER MID CAP VALUE FUND
Class A Shares
Year Ended 10/31/2007	11.83	0.11	1.23	1.34	(0.17)	(0.07)	(0.24)
Year Ended 10/31/2006	10.13	0.17	1.57	1.74	(0.04)	—	(0.04)
Year Ended 10/31/2005 (e)	10.00	—	0.13	0.13	—	—	—
Institutional Class Shares
Year Ended 10/31/2007	11.87	0.16	1.21	1.37	(0.20)	(0.07)	(0.27)
Year Ended 10/31/2006	10.14	0.17	1.61	1.78	(0.05)	—	(0.05)
Year Ended 10/31/2005 (e)	10.00	0.01	0.13	0.14	—	—	—

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

The accompanying Notes to the Financial Statements are an integral part of this schedule.

264

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Financial Highlights – continued

			R A T I O S / S U P P L E M E N T A L D A T A

					Ratios to Average
					Net Assets Before Expenses
			Ratio to Average Net		Waived, Credited or Paid
			Assets(d)		Indirectly(d)

Net Asset
Value,		Net Assets		Net		Net	Portfolio
End of	Total	End of Period		Investment		Investment	Turnover
Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate

$19.45	29.25%	$302.7	1.16%	(0.32)%	1.18%	(0.34)%	84%
16.17	10.83%	264.6	1.19%	(0.37)%	1.21%	(0.38)%	156%
14.59	14.43%	269.0	1.26%	(0.71)%	1.28%	(0.72)%	146%
12.75	3.24%	250.7	1.36%	(0.95)%	1.36%	(0.95)%	154%
12.35	29.86%	113.1	1.88%	(1.51)%	1.94%	(1.57)%	76%

17.68	27.77%	19.3	2.31%	(1.45)%	2.32%	(1.47)%	84%
14.96	9.68%	26.4	2.27%	(1.43)%	2.28%	(1.45)%	156%
13.64	13.20%	36.1	2.31%	(1.75)%	2.44%	(1.88)%	146%
12.05	2.29%	45.0	2.32%	(1.91)%	2.32%	(1.91)%	154%
11.78	29.03%	37.2	2.63%	(2.27)%	2.69%	(2.33)%	76%

20.98	30.15%	42.1	0.46%	0.37%	0.48%	0.36%	84%
17.24	11.66%	32.3	0.47%	0.34%	0.49%	0.32%	156%
15.44	15.31%	11.7	0.49%	0.07%	0.50%	0.06%	146%
13.39	4.04%	10.1	0.62%	(0.21)%	0.73%	(0.32)%	154%
12.87	31.46%	7.3	0.74%	(0.37)%	0.95%	(0.58)%	76%

12.93	11.45%	12.0	0.95%	0.99%	1.48%	0.46%	96%
11.83	17.19%	7.6	0.31%	1.67%	1.86%	0.12%	43%
10.13	1.30%	5.1	1.61%	0.08%	3.10%	(1.41)%	15%

12.97	11.73%	33.9	0.72%	1.23%	1.06%	0.89%	96%
11.87	17.65%	23.9	(0.14)%	2.08%	1.37%	0.57%	43%
10.14	1.40%	3.7	1.17%	0.43%	2.81%	(1.21)%	15%

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

 (d) Computed on an annualized basis for periods less than one year.

(e) Since fund inception, June 30, 2005.

The accompanying Notes to the Financial Statements are an integral part of this schedule.

265

Thrivent Mutual Funds

Financial Highlights – continued

	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)

					Less Distributions
		Income from Investment Operations			from

	Net Asset		Net Realized			Net
	Value,	Net	and Unrealized	Total from	Net	Realized
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions

MID CAP STOCK FUND
Class A Shares
Year Ended 10/31/2007	$18.61	$0.13	$2.40	$2.53	$(0.02)	$(3.14)	$(3.16)
Year Ended 10/31/2006	17.85	0.02	2.55	2.57	—	(1.81)	(1.81)
Year Ended 10/31/2005	14.74	—	3.11	3.11	—	—	—
Period Ended 10/31/2004 (e)	13.96	(0.02)	0.80	0.78	—	—	—
Year Ended 4/30/2004	10.74	(0.05)	3.27	3.22	—	—	—
Year Ended 4/30/2003	13.01	(0.02)	(2.25)	(2.27)	—	—	—
Class B Shares
Year Ended 10/31/2007	16.39	(0.27)	2.28	2.01	—	(3.14)	(3.14)
Year Ended 10/31/2006	16.08	(0.24)	2.36	2.12	—	(1.81)	(1.81)
Year Ended 10/31/2005	13.42	(0.19)	2.85	2.66	—	—	—
Period Ended 10/31/2004 (e)	12.78	(0.09)	0.73	0.64	—	—	—
Year Ended 4/30/2004	9.95	(0.19)	3.02	2.83	—	—	—
Year Ended 4/30/2003	12.20	(0.18)	(2.07)	(2.25)	—	—	—
Institutional Class Shares
Year Ended 10/31/2007	19.60	0.16	2.60	2.76	(0.08)	(3.14)	(3.22)
Year Ended 10/31/2006	18.63	0.04	2.74	2.78	—	(1.81)	(1.81)
Year Ended 10/31/2005	15.30	0.07	3.26	3.33	—	—	—
Period Ended 10/31/2004 (e)	14.46	0.02	0.82	0.84	—	—	—
Year Ended 4/30/2004	11.06	0.03	3.37	3.40	—	—	—
Year Ended 4/30/2003	13.31	0.05	(2.30)	(2.25)	—	—	—

MID CAP INDEX FUND
Class A Shares
Year Ended 10/31/2007	14.47	0.12	2.09	2.21	(0.10)	(0.68)	(0.78)
Year Ended 10/31/2006	13.77	0.08	1.56	1.64	(0.06)	(0.88)	(0.94)
Year Ended 10/31/2005	11.86	0.08	1.91	1.99	(0.03)	(0.05)	(0.08)
Period Ended 10/31/2004 (e)	11.48	0.01	0.37	0.38	—	—	—
Year Ended 4/30/2004	8.65	0.01	2.82	2.83	—	—	—
Year Ended 4/30/2003	10.71	—	(1.97)	(1.97)	—	(0.09)	(0.09)

MID CAP INDEX FUND-I
Institutional Class Shares
Year Ended 10/31/2007	13.99	0.22	1.96	2.18	(0.16)	(0.71)	(0.87)
Year Ended 10/31/2006	13.34	0.13	1.49	1.62	(0.07)	(0.90)	(0.97)
Year Ended 10/31/2005	11.85	0.10	1.88	1.98	(0.10)	(0.39)	(0.49)
Period Ended 10/31/2004 (e)	11.79	0.05	0.33	0.38	—	(0.32)	(0.32)
Year Ended 4/30/2004	8.91	0.07	2.93	3.00	(0.06)	(0.06)	(0.12)
Year Ended 4/30/2003	11.23	0.08	(2.07)	(1.99)	(0.08)	(0.25)	(0.33)

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

The accompanying Notes to the Financial Statements are an integral part of this schedule.

266

Thrivent Mutual Funds

Financial Highlights – continued

			R A T I O S / S U P P L E M E N T A L D A T A

					Ratios to Average
					Net Assets Before Expenses
			Ratio to Average Net		Waived, Credited or Paid
			Assets(d)		Indirectly(d)

Net Asset
Value,		Net Assets		Net		Net	Portfolio
End of	Total	End of Period		Investment		Investment	Turnover
Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate

$17.98	15.56%	$988.9	1.16%	0.72%	1.17%	0.71%	188%
18.61	15.37%	976.3	1.17%	0.12%	1.18%	0.11%	193%
17.85	21.10%	928.0	1.21%	(0.02)%	1.22%	(0.03)%	96%
14.74	5.59%	808.8	1.24%	(0.30)%	1.25%	(0.31)%	46%
13.96	29.98%	789.9	1.26%	(0.36)%	1.27%	(0.37)%	123%
10.74	(17.45)%	643.8	1.30%	(0.18)%	1.31%	(0.19)%	48%

15.26	14.31%	11.9	2.28%	(0.29)%	2.29%	(0.30)%	188%
16.39	14.15%	18.6	2.24%	(0.93)%	2.25%	(0.94)%	193%
16.08	19.82%	24.0	2.28%	(1.10)%	2.29%	(1.12)%	96%
13.42	5.01%	27.0	2.35%	(1.41)%	2.36%	(1.42)%	46%
12.78	28.44%	26.8	2.44%	(1.55)%	2.45%	(1.56)%	123%
9.95	(18.44)%	22.8	2.50%	(1.38)%	2.51%	(1.39)%	48%

19.14	16.09%	172.1	0.70%	1.08%	0.71%	1.07%	188%
19.60	15.90%	116.4	0.70%	0.57%	0.71%	0.56%	193%
18.63	21.76%	50.7	0.70%	0.51%	0.71%	0.49%	96%
15.30	5.81%	29.8	0.71%	0.23%	0.72%	0.22%	46%
14.46	30.74%	28.4	0.70%	0.20%	0.71%	0.19%	123%
11.06	(16.90)%	20.7	0.68%	0.44%	0.69%	0.43%	48%

15.90	15.97%	61.0	0.90%	0.77%	0.99%	0.68%	16%
14.47	12.37%	61.6	0.90%	0.57%	1.00%	0.46%	12%
13.77	16.80%	62.5	0.90%	0.62%	1.07%	0.45%	23%
11.86	3.33%	49.2	0.92%	(0.10)%	1.23%	(0.41)%	8%
11.48	32.72%	38.5	1.12%	0.09%	1.24%	(0.03)%	30%
8.65	(18.36)%	29.0	1.21%	(0.03)%	1.21%	(0.03)%	16%

15.30	16.35%	14.1	0.64%	1.10%	0.65%	1.09%	16%
13.99	12.68%	22.6	0.57%	0.94%	0.58%	0.93%	22%
13.34	17.00%	23.1	0.70%	0.80%	0.71%	0.80%	42%
11.85	3.22%	17.3	0.75%	0.46%	0.76%	0.45%	8%
11.79	33.71%	31.7	0.54%	0.68%	0.55%	0.67%	13%
8.91	(17.68)%	20.8	0.28%	0.89%	0.57%	0.60%	22%

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than one year.

(e) For the period from May 1, 2004 to October 31, 2004.

The accompanying Notes to the Financial Statements are an integral part of this schedule.

267

Thrivent Mutual Funds

Financial Highlights – continued

	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)

					Less Distributions
		Income from Investment Operations			from

	Net Asset		Net Realized			Net
	Value,	Net	and Unrealized	Total from	Net	Realized
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions

PARTNER INTERNATIONAL STOCK FUND
Class A Shares
Year Ended 10/31/2007	$12.94	$0.24	$2.86	$3.10	$(0.14)	$—	$(0.14)
Year Ended 10/31/2006	10.57	0.14	2.34	2.48	(0.11)	—	(0.11)
Year Ended 10/31/2005	9.10	0.11	1.36	1.47	—	—	—
Year Ended 10/31/2004	8.19	0.02	0.93	0.95	(0.04)	—	(0.04)
Year Ended 10/31/2003	6.84	(0.02)	1.37	1.35	—	—	—
Class B Shares
Year Ended 10/31/2007	12.43	0.04	2.79	2.83	—	—	—
Year Ended 10/31/2006	10.16	(0.01)	2.28	2.27	—	—	—
Year Ended 10/31/2005	8.86	(0.02)	1.32	1.30	—	—	—
Year Ended 10/31/2004	8.00	(0.11)	0.97	0.86	—	—	—
Year Ended 10/31/2003	6.74	(0.08)	1.34	1.26	—	—	—
Institutional Class Shares
Year Ended 10/31/2007	13.19	0.34	2.90	3.24	(0.22)	—	(0.22)
Year Ended 10/31/2006	10.77	0.20	2.40	2.60	(0.18)	—	(0.18)
Year Ended 10/31/2005	9.23	0.07	1.48	1.55	(0.01)	—	(0.01)
Year Ended 10/31/2004	8.31	(0.02)	1.07	1.05	(0.13)	—	(0.13)
Year Ended 10/31/2003	6.85	0.09	1.37	1.46	—	—	—

LARGE CAP GROWTH FUND
Class A Shares
Year Ended 10/31/2007	5.31	0.01	1.20	1.21	—	—	—
Year Ended 10/31/2006	4.90	0.01	0.40	0.41	—	—	—
Year Ended 10/31/2005	4.45	0.02	0.43	0.45	—	—	—
Year Ended 10/31/2004	4.30	0.06	0.11	0.17	(0.02)	—	(0.02)
Year Ended 10/31/2003	3.58	(0.02)	0.74	0.72	—	—	—
Class B Shares
Year Ended 10/31/2007	4.97	(0.11)	1.20	1.09	—	—	—
Year Ended 10/31/2006	4.64	(0.06)	0.39	0.33	—	—	—
Year Ended 10/31/2005	4.25	(0.04)	0.43	0.39	—	—	—
Year Ended 10/31/2004	4.13	—	0.12	0.12	—	—	—
Year Ended 10/31/2003	3.46	(0.04)	0.71	0.67	—	—	—
Institutional Class Shares
Year Ended 10/31/2007	5.65	0.03	1.29	1.32	(0.04)	—	(0.04)
Year Ended 10/31/2006	5.20	0.04	0.44	0.48	(0.03)	—	(0.03)
Year Ended 10/31/2005	4.69	0.02	0.50	0.52	(0.01)	—	(0.01)
Year Ended 10/31/2004	4.51	0.08	0.13	0.21	(0.03)	—	(0.03)
Year Ended 10/31/2003	3.69	0.04	0.78	0.82	—	—	—

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

The accompanying Notes to the Financial Statements are an integral part of this schedule.

268

Thrivent Mutual Funds

Financial Highlights – continued

			R A T I O S / S U P P L E M E N T A L D A T A

					Ratios to Average
					Net Assets Before Expenses
			Ratio to Average Net		Waived, Credited or Paid
			Assets(d)		Indirectly(d)

Net Asset
Value,		Net Assets		Net		Net	Portfolio
End of	Total	End of Period		Investment		Investment	Turnover
Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate

$15.90	24.13%	$382.1	1.27%	1.61%	1.28%	1.60%	111%
12.94	23.63%	337.5	1.33%	1.08%	1.34%	1.07%	50%
10.57	16.18%	304.8	1.44%	1.10%	1.45%	1.09%	43%
9.10	11.65%	243.7	1.70%	0.33%	1.70%	0.33%	126%
8.19	19.69%	59.8	2.46%	(0.27)%	2.58%	(0.39)%	27%

15.26	22.77%	10.8	2.39%	0.36%	2.39%	0.36%	111%
12.43	22.34%	14.4	2.42%	(0.03)%	2.43%	(0.03)%	50%
10.16	14.67%	16.1	2.62%	(0.13)%	2.63%	(0.14)%	43%
8.86	10.72%	19.5	2.79%	(0.76)%	2.79%	(0.76)%	126%
8.00	18.81%	10.8	3.21%	(1.01)%	3.33%	(1.13)%	27%

16.21	24.84%	330.6	0.70%	2.33%	0.70%	2.33%	111%
13.19	24.40%	204.2	0.71%	1.74%	0.72%	1.73%	50%
10.77	16.82%	61.1	0.76%	1.48%	0.77%	1.47%	43%
9.23	12.69%	13.1	1.08%	0.95%	1.18%	0.85%	126%
8.31	21.22%	10.3	1.24%	0.96%	1.49%	0.71%	27%

6.52	22.86%	157.3	1.01%	0.09%	1.48%	(0.39)%	168%
5.31	8.46%	134.0	0.76%	0.26%	1.57%	(0.55)%	138%
4.90	10.16%	130.9	0.87%	0.37%	1.68%	(0.44)%	106%
4.45	3.90%	83.6	0.51%	0.35%	1.68%	(0.82)%	100%
4.30	20.25%	28.0	1.40%	(0.41)%	2.56%	(1.57)%	111%

6.06	21.93%	8.9	1.83%	(0.72)%	2.64%	(1.53)%	168%
4.97	7.11%	12.1	1.87%	(0.84)%	2.67%	(1.65)%	138%
4.64	9.18%	15.8	2.05%	(0.69)%	2.86%	(1.50)%	106%
4.25	2.84%	17.7	1.39%	(0.53)%	2.60%	(1.74)%	100%
4.13	19.34%	10.6	2.15%	(1.16)%	3.31%	(2.32)%	111%

6.93	23.45%	418.3	0.60%	0.48%	0.81%	0.26%	168%
5.65	9.21%	204.8	0.03%	0.97%	0.84%	0.16%	138%
5.20	11.01%	31.3	0.07%	1.21%	0.89%	0.39%	106%
4.69	4.65%	8.9	(0.26)%	1.12%	0.90%	(0.04)%	100%
4.51	22.02%	3.1	0.03%	0.96%	1.24%	(0.25)%	111%

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

 (d) Computed on an annualized basis for periods less than one year.

The accompanying Notes to the Financial Statements are an integral part of this schedule.

269

Thrivent Mutual Funds

Financial Highlights – continued

	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)

					Less Distributions
	Income from Investment Operations				from

	Net Asset		Net Realized			Net
	Value,	Net	and Unrealized	Total from	Net	Realized
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions

LARGE CAP VALUE FUND
Class A Shares
Year Ended 10/31/2007	$16.85	$0.22	$1.97	$2.19	$(0.17)	$(0.95)	$(1.12)
Year Ended 10/31/2006	14.49	0.21	2.53	2.74	(0.17)	(0.21)	(0.38)
Year Ended 10/31/2005	13.15	0.17	1.23	1.40	(0.06)	—	(0.06)
Year Ended 10/31/2004	11.79	0.20	1.34	1.54	(0.18)	—	(0.18)
Year Ended 10/31/2003	10.07	0.08	1.69	1.77	(0.05)	—	(0.05)
Class B Shares
Year Ended 10/31/2007	16.57	0.07	1.90	1.97	—	(0.95)	(0.95)
Year Ended 10/31/2006	14.25	0.04	2.49	2.53	—	(0.21)	(0.21)
Year Ended 10/31/2005	13.03	—	1.22	1.22	—	—	—
Year Ended 10/31/2004	11.66	(0.02)	1.43	1.41	(0.04)	—	(0.04)
Year Ended 10/31/2003	9.98	(0.01)	1.69	1.68	—	—	—
Institutional Class Shares
Year Ended 10/31/2007	16.98	0.28	2.01	2.29	(0.25)	(0.95)	(1.20)
Year Ended 10/31/2006	14.60	0.25	2.59	2.84	(0.25)	(0.21)	(0.46)
Year Ended 10/31/2005	13.20	0.17	1.32	1.49	(0.09)	—	(0.09)
Year Ended 10/31/2004	11.92	0.34	1.28	1.62	(0.34)	—	(0.34)
Year Ended 10/31/2003	10.15	0.16	1.74	1.90	(0.13)	—	(0.13)

LARGE CAP STOCK FUND
Class A Shares
Year Ended 10/31/2007	28.61	0.33	3.87	4.20	(0.27)	(1.21)	(1.48)
Year Ended 10/31/2006	25.93	0.25	2.88	3.13	(0.17)	(0.28)	(0.45)
Year Ended 10/31/2005	23.93	0.24	1.91	2.15	(0.15)	—	(0.15)
Period Ended 10/31/2004 (e)	29.15	0.04	0.21	0.25	(0.03)	(5.44)	(5.47)
Year Ended 4/30/2004	25.39	0.11	3.75	3.86	(0.10)	—	(0.10)
Year Ended 4/30/2003	29.84	0.10	(4.48)	(4.38)	(0.07)	—	(0.07)
Class B Shares
Year Ended 10/31/2007	26.40	0.12	3.50	3.62	—	(1.21)	(1.21)
Year Ended 10/31/2006	24.00	0.01	2.67	2.68	—	(0.28)	(0.28)
Year Ended 10/31/2005	22.21	0.03	1.76	1.79	—	—	—
Period Ended 10/31/2004 (e)	27.55	(0.08)	0.18	0.10	—	(5.44)	(5.44)
Year Ended 4/30/2004	24.19	(0.23)	3.59	3.36	—	—	—
Year Ended 4/30/2003	28.67	(0.28)	(4.20)	(4.48)	—	—	—
Institutional Class Shares
Year Ended 10/31/2007	28.84	0.42	3.93	4.35	(0.39)	(1.21)	(1.60)
Year Ended 10/31/2006	26.13	0.33	2.95	3.28	(0.29)	(0.28)	(0.57)
Year Ended 10/31/2005	24.06	0.33	1.95	2.28	(0.21)	—	(0.21)
Period Ended 10/31/2004 (e)	29.24	0.07	0.24	0.31	(0.05)	(5.44)	(5.49)
Year Ended 4/30/2004	25.46	0.23	3.77	4.00	(0.22)	—	(0.22)
Year Ended 4/30/2003	29.90	0.21	(4.47)	(4.26)	(0.18)	—	(0.18)

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

The accompanying Notes to the Financial Statements are an integral part of this schedule.

270

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Financial Highlights – continued

			R A T I O S / S U P P L E M E N T A L D A T A

					Ratios to Average
					Net Assets Before Expenses
			Ratio to Average Net		Waived, Credited or Paid
			Assets(d)		Indirectly(d)

Net Asset
Value,		Net Assets		Net		Net	Portfolio
End of	Total	End of Period		Investment		Investment	Turnover
Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate

$17.92	13.63%	$336.9	0.98%	1.28%	0.99%	1.27%	37%
16.85	19.32%	332.1	1.00%	1.28%	1.02%	1.26%	45%
14.49	10.64%	321.2	1.03%	1.15%	1.04%	1.14%	53%
13.15	13.12%	290.0	0.88%	1.05%	1.09%	0.84%	51%
11.79	17.72%	28.4	1.28%	0.71%	2.06%	(0.07)%	64%

17.59	12.37%	9.8	2.11%	0.17%	2.12%	0.16%	37%
16.57	17.96%	14.5	2.12%	0.17%	2.14%	0.15%	45%
14.25	9.36%	16.9	2.21%	0.00%	2.23%	(0.02)%	53%
13.03	12.10%	19.3	1.70%	0.22%	2.23%	(0.31)%	51%
11.66	16.78%	9.1	2.03%	(0.05)%	2.81%	(0.83)%	64%

18.07	14.19%	312.9	0.50%	1.73%	0.51%	1.72%	37%
16.98	19.92%	163.9	0.50%	1.72%	0.52%	1.70%	45%
14.60	11.29%	48.1	0.51%	1.60%	0.53%	1.59%	53%
13.20	13.71%	19.8	0.33%	1.59%	0.61%	1.31%	51%
11.92	18.99%	3.1	0.21%	1.77%	1.09%	0.89%	64%

31.33	15.29%	3,029.0	1.00%	1.09%	1.00%	1.09%	103%
28.61	12.18%	3,107.2	1.00%	0.88%	1.00%	0.88%	67%
25.93	9.00%	3,332.0	1.00%	0.93%	1.01%	0.92%	46%
23.93	1.27%	3,435.1	1.02%	0.41%	1.02%	0.41%	43%
29.15	15.23%	2,807.4	1.01%	0.37%	1.01%	0.37%	22%
25.39	(14.66)%	2,598.2	1.02%	0.38%	1.02%	0.38%	5%

28.81	14.23%	45.4	1.89%	0.27%	2.26%	(0.10)%	103%
26.40	11.23%	69.0	1.89%	0.01%	2.21%	(0.31)%	67%
24.00	8.06%	91.9	1.89%	0.11%	2.22%	(0.22)%	46%
22.21	0.72%	122.9	2.00%	(0.57)%	2.23%	(0.80)%	43%
27.55	13.89%	75.3	2.17%	(0.79)%	2.17%	(0.79)%	22%
24.19	(15.63)%	81.2	2.16%	(0.75)%	2.16%	(0.75)%	5%

31.59	15.78%	369.3	0.56%	1.46%	0.56%	1.46%	103%
28.84	12.72%	245.7	0.56%	1.31%	0.56%	1.31%	67%
26.13	9.47%	146.0	0.55%	1.33%	0.56%	1.33%	46%
24.06	1.50%	112.3	0.57%	0.65%	0.57%	0.65%	43%
29.24	15.76%	84.9	0.57%	0.82%	0.57%	0.82%	22%
25.46	(14.24)%	68.2	0.55%	0.85%	0.55%	0.85%	5%

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than one year.

(e) For the period from May 1, 2004 to October 31, 2004.

The accompanying Notes to the Financial Statements are an integral part of this schedule.

271

Thrivent Mutual Funds

Financial Highlights – continued

	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)

					Less Distributions
		Income from Investment Operations			from

	Net Asset		Net Realized			Net
	Value,	Net	and Unrealized	Total from	Net	Realized
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions

LARGE CAP INDEX FUND
Class A Shares
Year Ended 10/31/2007	$9.52	$0.15	$1.16	$1.31	$(0.13)	$—	$(0.13)
Year Ended 10/31/2006	8.35	0.13	1.16	1.29	(0.11)	(0.01)	(0.12)
Year Ended 10/31/2005	7.78	0.12	0.53	0.65	(0.08)	—	(0.08)
Period Ended 10/31/2004 (e)	7.61	0.04	0.16	0.20	(0.03)	—	(0.03)
Year Ended 4/30/2004	6.30	0.08	1.31	1.39	(0.08)	—	(0.08)
Year Ended 10/31/2003	7.32	0.05	(1.05)	(1.00)	(0.02)	—	(0.02)

LARGE CAP INDEX FUND-I
Institutional Class Shares
Year Ended 10/31/2007	9.46	0.16	1.18	1.34	(0.14)	—	(0.14)
Year Ended 10/31/2006	8.29	0.14	1.15	1.29	(0.12)	—	(0.12)
Year Ended 10/31/2005	7.76	0.13	0.52	0.65	(0.12)	—	(0.12)
Period Ended 10/31/2004 (e)	7.55	0.05	0.16	0.21	—	—	—
Year Ended 4/30/2004	6.31	0.15	1.24	1.39	(0.15)	—	(0.15)
Year Ended 4/30/2003	7.38	0.08	(1.07)	(0.99)	(0.08)	—	(0.08)

BALANCED FUND
Class A Shares
Year Ended 10/31/2007	12.95	0.24	1.29	1.53	(0.22)	(0.62)	(0.84)
Year Ended 10/31/2006	12.18	0.21	1.09	1.30	(0.21)	(0.32)	(0.53)
Year Ended 10/31/2005	11.81	0.20	0.57	0.77	(0.22)	(0.18)	(0.40)
Period Ended 10/31/2004 (e)	11.65	0.09	0.17	0.26	(0.10)	—	(0.10)
Year Ended 4/30/2004	10.75	0.17	0.92	1.09	(0.19)	—	(0.19)
Year Ended 4/30/2003	11.52	0.19	(0.76)	(0.57)	(0.20)	—	(0.20)
Class B Shares
Year Ended 10/31/2007	12.89	0.14	1.26	1.40	(0.09)	(0.62)	(0.71)
Year Ended 10/31/2006	12.13	0.10	1.07	1.17	(0.09)	(0.32)	(0.41)
Year Ended 10/31/2005	11.76	0.09	0.56	0.65	(0.10)	(0.18)	(0.28)
Period Ended 10/31/2004 (e)	11.60	0.03	0.17	0.20	(0.04)	—	(0.04)
Year Ended 4/30/2004	10.70	0.06	0.92	0.98	(0.08)	—	(0.08)
Year Ended 4/30/2003	11.47	0.11	(0.76)	(0.65)	(0.12)	—	(0.12)
Institutional Class Shares
Year Ended 10/31/2007	12.93	0.30	1.30	1.60	(0.28)	(0.62)	(0.90)
Year Ended 10/31/2006	12.17	0.27	1.08	1.35	(0.27)	(0.32)	(0.59)
Year Ended 10/31/2005	11.80	0.26	0.56	0.82	(0.27)	(0.18)	(0.45)
Period Ended 10/31/2004 (e)	11.64	0.12	0.17	0.29	(0.13)	—	(0.13)
Year Ended 4/30/2004	10.74	0.22	0.93	1.15	(0.25)	—	(0.25)
Year Ended 4/30/2003	11.51	0.21	(0.73)	(0.52)	(0.25)	—	(0.25)

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

The accompanying Notes to the Financial Statements are an integral part of this schedule.

272

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Financial Highlights – continued

			R A T I O S / S U P P L E M E N T A L D A T A

					Ratios to Average
					Net Assets Before Expenses
			Ratio to Average Net		Waived, Credited or Paid
			Assets(d)		Indirectly(d)

Net Asset
Value,		Net Assets		Net		Net	Portfolio
End of	Total	End of Period		Investment		Investment	Turnover
Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate

$10.70	13.90%	$93.6	0.60%	1.38%	0.88%	1.10%	5%
9.52	15.56%	92.3	0.60%	1.37%	0.91%	1.05%	7%
8.35	8.33%	94.3	0.60%	1.49%	0.94%	1.15%	9%
7.78	2.62%	76.3	0.57%	0.64%	1.08%	0.13%	5%
7.61	22.09%	51.2	0.41%	1.28%	1.17%	0.52%	6%
6.30	(13.58)%	27.8	0.93%	0.86%	1.18%	0.61%	16%

10.66	14.27%	35.0	0.49%	1.54%	0.50%	1.53%	10%
9.46	15.69%	32.6	0.52%	1.50%	0.52%	1.49%	14%
8.29	8.39%	31.5	0.50%	1.61%	0.51%	1.61%	11%
7.76	2.78%	29.4	0.54%	1.19%	0.55%	1.18%	4%
7.55	22.00%	28.7	0.54%	1.21%	0.55%	1.20%	27%
6.31	(13.36)%	62.1	0.24%	1.55%	0.36%	1.43%	23%

13.64	12.39%	237.0	1.07%	1.83%	1.09%	1.81%	176%
12.95	10.97%	251.6	1.07%	1.67%	1.09%	1.65%	215%
12.18	6.56%	276.1	1.07%	1.62%	1.09%	1.60%	231%
11.81	2.21%	278.5	1.07%	1.49%	1.08%	1.48%	114%
11.65	10.22%	278.0	1.06%	1.48%	1.07%	1.47%	194%
10.75	(4.90)%	260.8	1.05%	1.77%	1.07%	1.75%	69%

13.58	11.31%	7.6	2.06%	0.86%	2.10%	0.82%	176%
12.89	9.83%	10.0	2.04%	0.71%	2.05%	0.70%	215%
12.13	5.54%	13.3	2.02%	0.72%	2.04%	0.70%	231%
11.76	1.71%	17.6	2.03%	0.53%	2.04%	0.52%	114%
11.60	9.22%	18.6	2.02%	0.52%	2.03%	0.51%	194%
10.70	(5.68)%	19.3	1.84%	0.97%	1.86%	0.95%	60%

13.63	13.00%	83.8	0.61%	2.29%	0.63%	2.27%	176%
12.93	11.41%	86.3	0.61%	2.13%	0.63%	2.12%	215%
12.17	7.07%	98.4	0.59%	2.11%	0.62%	2.09%	231%
11.80	2.47%	108.5	0.60%	1.97%	0.61%	1.96%	114%
11.64	10.75%	111.2	0.59%	1.96%	0.60%	1.95%	194%
10.74	(4.45)%	107.8	0.56%	2.26%	0.57%	2.25%	69%

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than one year.

(e) For the period from May 1, 2004 to October 31, 2004.

The accompanying Notes to the Financial Statements are an integral part of this schedule.

273

Thrivent Mutual Funds

Financial Highlights – continued

	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)

					Less Distributions
		Income from Investment Operations			from

	Net Asset		Net Realized			Net
	Value,	Net	and Unrealized	Total from	Net	Realized
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions

HIGH YIELD FUND
Class A Shares
Year Ended 10/31/2007	$5.08	$0.38	$(0.05)	$0.33	$(0.38)	$—	$(0.38)
Year Ended 10/31/2006	5.03	0.38	0.05	0.43	(0.38)	—	(0.38)
Year Ended 10/31/2005	5.24	0.38	(0.20)	0.18	(0.39)	—	(0.39)
Year Ended 10/31/2004	5.07	0.40	0.16	0.56	(0.39)	—	(0.39)
Year Ended 10/31/2003	4.23	0.41	0.82	1.23	(0.39)	—	(0.39)
Class B Shares
Year Ended 10/31/2007	5.08	0.34	(0.05)	0.29	(0.34)	—	(0.34)
Year Ended 10/31/2006	5.02	0.34	0.06	0.40	(0.34)	—	(0.34)
Year Ended 10/31/2005	5.24	0.34	(0.21)	0.13	(0.35)	—	(0.35)
Year Ended 10/31/2004	5.07	0.36	0.16	0.52	(0.35)	—	(0.35)
Year Ended 10/31/2003	4.23	0.37	0.82	1.19	(0.35)	—	(0.35)
Institutional Class Shares
Year Ended 10/31/2007	5.09	0.40	(0.04)	0.36	(0.41)	—	(0.41)
Year Ended 10/31/2006	5.03	0.41	0.06	0.47	(0.41)	—	(0.41)
Year Ended 10/31/2005	5.24	0.41	(0.21)	0.20	(0.41)	—	(0.41)
Year Ended 10/31/2004	5.07	0.42	0.16	0.58	(0.41)	—	(0.41)
Year Ended 10/31/2003	4.23	0.42	0.83	1.25	(0.41)	—	(0.41)

MUNICIPAL BOND FUND
Class A Shares
Year Ended 10/31/2007	11.39	0.49	(0.23)	0.26	(0.49)	—	(0.49)
Year Ended 10/31/2006	11.31	0.50	0.08	0.58	(0.50)	—	(0.50)
Year Ended 10/31/2005	11.56	0.50	(0.25)	0.25	(0.50)	—	(0.50)
Year Ended 10/31/2004	11.53	0.50	0.12	0.62	(0.53)	(0.06)	(0.59)
Year Ended 10/31/2003	11.61	0.54	(0.05)	0.49	(0.56)	(0.01)	(0.57)
Class B Shares
Year Ended 10/31/2007	11.38	0.42	(0.22)	0.20	(0.42)	—	(0.42)
Year Ended 10/31/2006	11.30	0.43	0.07	0.50	(0.42)	—	(0.42)
Year Ended 10/31/2005	11.55	0.42	(0.25)	0.17	(0.42)	—	(0.42)
Year Ended 10/31/2004	11.52	0.44	0.09	0.53	(0.44)	(0.06)	(0.50)
Year Ended 10/31/2003	11.61	0.45	(0.06)	0.39	(0.47)	(0.01)	(0.48)
Institutional Class Shares
Year Ended 10/31/2007	11.39	0.53	(0.23)	0.30	(0.53)	—	(0.53)
Year Ended 10/31/2006	11.31	0.54	0.08	0.62	(0.54)	—	(0.54)
Year Ended 10/31/2005	11.55	0.53	(0.24)	0.29	(0.53)	—	(0.53)
Year Ended 10/31/2004	11.53	0.53	0.11	0.64	(0.56)	(0.06)	(0.62)
Year Ended 10/31/2003	11.61	0.58	(0.05)	0.53	(0.60)	(0.01)	(0.61)

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

The accompanying Notes to the Financial Statements are an integral part of this schedule.

274

Thrivent Mutual Funds

Financial Highlights – continued

			R A T I O S / S U P P L E M E N T A L D A T A

					Ratios to Average
					Net Assets Before Expenses
			Ratio to Average Net		Waived, Credited or Paid
			Assets(d)		Indirectly(d)

Net Asset
Value,		Net Assets		Net		Net	Portfolio
End of	Total	End of Period		Investment		Investment	Turnover
Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate

$5.03	6.72%	$486.2	0.86%	7.50%	0.87%	7.49%	72%
5.08	8.96%	533.7	0.88%	7.62%	0.89%	7.60%	63%
5.03	3.54%	563.0	0.87%	7.45%	0.88%	7.43%	54%
5.24	11.53%	603.1	0.89%	7.80%	0.89%	7.80%	73%
5.07	30.00%	579.8	1.02%	8.70%	1.02%	8.70%	96%

5.03	5.79%	9.9	1.73%	6.62%	1.92%	6.42%	72%
5.08	8.25%	16.5	1.73%	6.75%	1.92%	6.57%	63%
5.02	2.45%	23.4	1.73%	6.57%	1.91%	6.39%	54%
5.24	10.66%	33.1	1.70%	7.00%	1.74%	6.96%	73%
5.07	29.03%	36.3	1.77%	7.95%	1.77%	7.95%	96%

5.04	7.16%	62.1	0.44%	7.92%	0.46%	7.90%	72%
5.09	9.63%	82.3	0.45%	8.07%	0.46%	8.06%	63%
5.03	3.97%	15.2	0.46%	7.88%	0.47%	7.87%	54%
5.24	11.98%	10.1	0.49%	8.21%	0.60%	8.10%	73%
5.07	30.57%	10.8	0.57%	9.15%	0.69%	9.03%	96%

11.16	2.39%	1,145.8	0.78%	4.40%	0.78%	4.40%	7%
11.39	5.28%	1,201.2	0.78%	4.46%	0.78%	4.46%	14%
11.31	2.17%	1,242.4	0.78%	4.31%	0.78%	4.31%	8%
11.56	5.47%	1,264.1	0.73%	4.53%	0.73%	4.53%	12%
11.53	4.37%	641.7	0.72%	4.62%	0.72%	4.62%	6%

11.16	1.77%	12.4	1.47%	3.70%	1.61%	3.56%	7%
11.38	4.56%	21.7	1.47%	3.77%	1.60%	3.64%	14%
11.30	1.46%	28.9	1.47%	3.61%	1.60%	3.48%	8%
11.55	4.72%	34.0	1.46%	3.81%	1.51%	3.76%	12%
11.52	3.48%	24.2	1.47%	3.88%	1.47%	3.88%	6%

11.16	2.68%	17.4	0.49%	4.70%	0.49%	4.70%	7%
11.39	5.59%	12.2	0.49%	4.75%	0.49%	4.75%	14%
11.31	2.56%	8.4	0.48%	4.64%	0.48%	4.64%	8%
11.55	5.70%	5.1	0.44%	4.83%	0.52%	4.75%	12%
11.53	4.67%	2.6	0.44%	4.90%	0.56%	4.78%	6%

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

 (d) Computed on an annualized basis for periods less than one year.

The accompanying Notes to the Financial Statements are an integral part of this schedule.

275

Thrivent Mutual Funds

Financial Highlights – continued

	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)

					Less Distributions
		Income from Investment Operations			from

	Net Asset		Net Realized			Net
	Value,	Net	and Unrealized	Total from	Net	Realized
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions

INCOME FUND
Class A Shares
Year Ended 10/31/2007	$8.59	$0.43	$(0.10)	$0.33	$(0.42)	$—	$(0.42)
Year Ended 10/31/2006	8.56	0.41	0.03	0.44	(0.41)	—	(0.41)
Year Ended 10/31/2005	8.86	0.37	(0.30)	0.07	(0.37)	—	(0.37)
Year Ended 10/31/2004	8.73	0.35	0.13	0.48	(0.35)	—	(0.35)
Year Ended 10/31/2003	8.34	0.34	0.40	0.74	(0.35)	—	(0.35)
Class B Shares
Year Ended 10/31/2007	8.57	0.37	(0.11)	0.26	(0.35)	—	(0.35)
Year Ended 10/31/2006	8.54	0.34	0.03	0.37	(0.34)	—	(0.34)
Year Ended 10/31/2005	8.84	0.30	(0.30)	—	(0.30)	—	(0.30)
Year Ended 10/31/2004	8.71	0.29	0.12	0.41	(0.28)	—	(0.28)
Year Ended 10/31/2003	8.32	0.27	0.41	0.68	(0.29)	—	(0.29)
Institutional Class Shares
Year Ended 10/31/2007	8.58	0.47	(0.11)	0.36	(0.45)	—	(0.45)
Year Ended 10/31/2006	8.55	0.44	0.03	0.47	(0.44)	—	(0.44)
Year Ended 10/31/2005	8.85	0.40	(0.29)	0.11	(0.41)	—	(0.41)
Year Ended 10/31/2004	8.75	0.39	0.10	0.49	(0.39)	—	(0.39)
Year Ended 10/31/2003	8.34	0.37	0.43	0.80	(0.39)	—	(0.39)

CORE BOND FUND
Class A Shares
Year Ended 10/31/2007	9.90	0.46	(0.15)	0.31	(0.44)	—	(0.44)
Year Ended 10/31/2006	9.89	0.44	0.02	0.46	(0.45)	—	(0.45)
Year Ended 10/31/2005	10.27	0.39	(0.36)	0.03	(0.41)	—	(0.41)
Period Ended 10/31/2004 (e)	10.14	0.20	0.16	0.36	(0.22)	(0.01)	(0.23)
Year Ended 4/30/2004	10.31	0.40	(0.12)	0.28	(0.45)	—	(0.45)
Year Ended 4/30/2003	9.82	0.42	0.52	0.94	(0.45)	—	(0.45)
Class B Shares
Year Ended 10/31/2007	9.91	0.36	(0.15)	0.21	(0.34)	—	(0.34)
Year Ended 10/31/2006	9.90	0.34	0.02	0.36	(0.35)	—	(0.35)
Year Ended 10/31/2005	10.27	0.29	(0.35)	(0.06)	(0.31)	—	(0.31)
Period Ended 10/31/2004 (e)	10.15	0.15	0.15	0.30	(0.17)	(0.01)	(0.18)
Year Ended 4/30/2004	10.32	0.30	(0.12)	0.18	(0.35)	—	(0.35)
Year Ended 4/30/2003	9.82	0.33	0.53	0.86	(0.36)	—	(0.36)
Institutional Class Shares
Year Ended 10/31/2007	9.91	0.49	(0.13)	0.36	(0.49)	—	(0.49)
Year Ended 10/31/2006	9.90	0.48	0.02	0.50	(0.49)	—	(0.49)
Year Ended 10/31/2005	10.27	0.43	(0.34)	0.09	(0.46)	—	(0.46)
Period Ended 10/31/2004 (e)	10.15	0.22	0.15	0.37	(0.24)	(0.01)	(0.25)
Year Ended 4/30/2004	10.31	0.44	(0.11)	0.33	(0.49)	—	(0.49)
Year Ended 4/30/2003	9.82	0.46	0.52	0.98	(0.49)	—	(0.49)

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

The accompanying Notes to the Financial Statements are an integral part of this schedule.

276

Thrivent Mutual Funds

Financial Highlights – continued

			R A T I O S / S U P P L E M E N T A L D A T A

					Ratios to Average
					Net Assets Before Expenses
			Ratio to Average Net		Waived, Credited or Paid
			Assets(d)		Indirectly(d)

Net Asset
Value,		Net Assets		Net		Net	Portfolio
End of	Total	End of Period		Investment		Investment	Turnover
Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate

$8.50	3.90%	$433.0	0.80%	5.06%	0.81%	5.05%	236%
8.59	5.25%	470.5	0.81%	4.78%	0.82%	4.76%	303%
8.56	0.82%	532.3	0.80%	4.22%	0.81%	4.20%	245%
8.86	5.64%	575.2	0.82%	4.04%	0.82%	4.04%	203%
8.73	9.05%	608.7	0.87%	3.88%	0.88%	3.87%	312%

8.48	3.03%	6.5	1.63%	4.21%	2.02%	3.81%	236%
8.57	4.39%	12.6	1.63%	3.93%	1.96%	3.60%	303%
8.54	(0.02)%	19.2	1.63%	3.38%	1.94%	3.07%	245%
8.84	4.83%	25.4	1.60%	3.25%	1.68%	3.17%	203%
8.71	8.25%	30.3	1.62%	3.13%	1.63%	3.12%	312%

8.49	4.32%	368.9	0.39%	5.51%	0.40%	5.50%	236%
8.58	5.68%	167.0	0.40%	5.30%	0.41%	5.29%	303%
8.55	1.22%	46.7	0.40%	4.64%	0.41%	4.62%	245%
8.85	5.94%	29.0	0.43%	4.43%	0.54%	4.32%	203%
8.75	9.49%	25.2	0.47%	4.28%	0.60%	4.15%	312%

9.77	3.24%	295.1	0.93%	4.62%	0.95%	4.60%	381%
9.90	4.75%	343.1	0.93%	4.44%	0.95%	4.42%	394%
9.89	0.31%	421.2	0.91%	3.84%	0.94%	3.82%	368%
10.27	3.58%	457.1	0.92%	3.84%	0.93%	3.83%	167%
10.14	2.74%	460.5	0.88%	3.86%	0.89%	3.85%	463%
10.31	9.79%	526.5	0.85%	4.19%	0.86%	4.18%	149%

9.78	2.19%	4.5	1.95%	3.60%	1.99%	3.56%	381%
9.91	3.71%	8.1	1.94%	3.43%	1.96%	3.41%	394%
9.90	(0.58)%	10.8	1.91%	2.86%	1.93%	2.84%	368%
10.27	2.97%	13.3	1.91%	2.84%	1.92%	2.83%	167%
10.15	1.75%	13.4	1.86%	2.89%	1.87%	2.88%	463%
10.32	8.91%	13.2	1.77%	3.28%	1.78%	3.27%	149%

9.78	3.68%	83.8	0.51%	5.00%	0.53%	4.98%	381%
9.91	5.20%	49.0	0.51%	4.86%	0.53%	4.85%	394%
9.90	0.84%	52.9	0.49%	4.17%	0.51%	4.15%	368%
10.27	3.69%	36.3	0.50%	4.25%	0.51%	4.24%	167%
10.15	3.25%	34.5	0.49%	4.26%	0.50%	4.25%	463%
10.31	10.20%	29.2	0.47%	4.57%	0.48%	4.56%	149%

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

 (d) Computed on an annualized basis for periods less than one year.

(e) For the period from May 1, 2004 to October 31, 2004.

The accompanying Notes to the Financial Statements are an integral part of this schedule.

277

Thrivent Mutual Funds

Financial Highlights – continued

	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D

					Less Distributions
		Income from Investment Operations			from

	Net Asset		Net Realized			Net
	Value,	Net	and Unrealized	Total from	Net	Realized
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total
	of Period	Income/(Loss)	Investments(a)	Operations	Income	Investments	Distributions

LIMITED MATURITY BOND FUND
Class A Shares
Year Ended 10/31/2007	$12.58	$0.57	$(0.06)	$0.51	$(0.56)	$—	$(0.56)
Year Ended 10/31/2006	12.58	0.50	—	0.50	(0.50)	—	(0.50)
Year Ended 10/31/2005	12.91	0.41	(0.30)	0.11	(0.41)	(0.03)	(0.44)
Year Ended 10/31/2004	13.06	0.35	(0.03)	0.32	(0.35)	(0.12)	(0.47)
Year Ended 10/31/2003	12.75	0.36	0.31	0.67	(0.36)	—	(0.36)
Class B Shares
Year Ended 10/31/2007	12.59	0.55	(0.06)	0.49	(0.54)	—	(0.54)
Year Ended 10/31/2006	12.59	0.50	—	0.50	(0.50)	—	(0.50)
Year Ended 10/31/2005	12.92	0.41	(0.30)	0.11	(0.41)	(0.03)	(0.44)
Year Ended 10/31/2004	13.06	0.33	(0.02)	0.31	(0.33)	(0.12)	(0.45)
Year Ended 10/31/2003	12.75	0.34	0.31	0.65	(0.34)	—	(0.34)
Institutional Class Shares
Year Ended 10/31/2007	12.58	0.61	(0.06)	0.55	(0.60)	—	(0.60)
Year Ended 10/31/2006	12.58	0.56	—	0.56	(0.56)	—	(0.56)
Year Ended 10/31/2005	12.91	0.47	(0.30)	0.17	(0.47)	(0.03)	(0.50)
Year Ended 10/31/2004	13.05	0.39	(0.02)	0.37	(0.39)	(0.12)	(0.51)
Year Ended 10/31/2003	12.74	0.40	0.31	0.71	(0.40)	—	(0.40)

MONEY MARKET FUND
Class A Shares
Year Ended 10/31/2007	1.00	0.05	—	0.05	(0.05)	—	(0.05)
Year Ended 10/31/2006	1.00	0.04	—	0.04	(0.04)	—	(0.04)
Year Ended 10/31/2005	1.00	0.02	—	0.02	(0.02)	—	(0.02)
Period Ended 10/31/2004 (d)	1.00	(0.001)	0.004	0.003	(0.003)	—	(0.003)
Year Ended 4/30/2004	1.00	0.003	—	0.003	(0.003)	—	(0.003)
Year Ended 4/30/2003	1.00	0.01	—	0.01	(0.01)	—	(0.01)
Class B Shares
Year Ended 10/31/2007	1.00	0.04	—	0.04	(0.04)	—	(0.04)
Year Ended 10/31/2006	1.00	0.04	—	0.04	(0.04)	—	(0.04)
Year Ended 10/31/2005	1.00	0.02	—	0.02	(0.02)	—	(0.02)
Period Ended 10/31/2004 (d)	1.00	0.002	—	0.002	(0.002)	—	(0.002)
Year Ended 4/30/2004	1.00	0.001	—	0.001	(0.001)	—	(0.001)
Year Ended 4/30/2003	1.00	0.003	—	0.003	(0.003)	—	(0.003)
Institutional Class Shares
Year Ended 10/31/2007	1.00	0.05	—	0.05	(0.05)	—	(0.05)
Year Ended 10/31/2006	1.00	0.04	—	0.04	(0.04)	—	(0.04)
Year Ended 10/31/2005	1.00	0.03	—	0.03	(0.03)	—	(0.03)
Period Ended 10/31/2004 (d)	1.00	0.005	—	0.005	(0.005)	—	(0.005)
Year Ended 4/30/2004	1.00	0.01	—	0.01	(0.01)	—	(0.01)
Year Ended 4/30/2003	1.00	0.01	—	0.01	(0.01)	—	(0.01)

(a) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(b) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

The accompanying Notes to the Financial Statements are an integral part of this schedule.

278

Thrivent Mutual Funds

Financial Highlights – continued

			R A T I O S / S U P P L E M E N T A L D A T A

					Ratios to Average
					Net Assets Before Expenses
			Ratio to Average Net		Waived, Credited or Paid
			Assets(c)		Indirectly(c)

Net Asset
Value,		Net Assets		Net		Net	Portfolio
End of	Total	End of Period		Investment		Investment	Turnover
Period	Return(b)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate

$12.53	4.10%	$112.0	0.73%	4.52%	0.74%	4.50%	130%
12.58	4.07%	114.8	0.85%	3.99%	0.86%	3.98%	145%
12.58	0.89%	131.3	0.86%	3.25%	0.88%	3.24%	295%
12.91	2.52%	119.4	0.75%	2.71%	0.89%	2.57%	230%
13.06	5.30%	90.4	0.74%	2.78%	0.96%	2.56%	297%

12.54	3.93%	1.8	0.89%	4.35%	0.91%	4.33%	130%
12.59	4.02%	1.9	0.89%	3.96%	0.94%	3.91%	145%
12.59	0.87%	2.0	0.89%	3.21%	0.93%	3.17%	295%
12.92	2.45%	2.1	0.88%	2.59%	0.88%	2.59%	230%
13.06	5.14%	6.2	0.91%	2.61%	0.96%	2.56%	297%

12.53	4.47%	303.7	0.36%	4.91%	0.38%	4.89%	130%
12.58	4.55%	148.3	0.38%	4.58%	0.39%	4.57%	145%
12.58	1.36%	37.4	0.41%	3.78%	0.42%	3.77%	295%
12.91	2.90%	9.8	0.45%	3.01%	0.57%	2.89%	230%
13.05	5.62%	14.7	0.46%	3.07%	0.64%	2.89%	297%

1.00	4.92%	1,183.9	0.58%	4.83%	0.78%	4.63%	N/A
1.00	4.26%	864.3	0.71%	4.22%	0.89%	4.04%	N/A
1.00	2.12%	661.3	0.84%	2.08%	0.94%	1.98%	N/A
1.00	0.26%	686.8	0.90%	0.61%	1.00%	0.51%	N/A
1.00	0.32%	262.2	0.83%	0.32%	0.93%	0.22%	N/A
1.00	0.88%	349.6	0.77%	0.89%	0.92%	0.74%	N/A

1.00	4.48%	1.5	1.01%	4.39%	1.82%	3.58%	N/A
1.00	3.94%	1.8	1.01%	3.88%	1.97%	2.92%	N/A
1.00	1.94%	1.7	1.01%	1.84%	1.93%	0.91%	N/A
1.00	0.18%	2.9	1.04%	0.47%	1.95%	(0.44)%	N/A
1.00	0.07%	1.8	1.08%	0.07%	1.84%	(0.69)%	N/A
1.00	0.42%	2.8	1.38%	0.27%	1.62%	0.03%	N/A

1.00	5.16%	425.0	0.36%	5.05%	0.46%	4.95%	N/A
1.00	4.59%	341.1	0.39%	4.51%	0.49%	4.42%	N/A
1.00	2.56%	283.1	0.40%	2.56%	0.50%	2.46%	N/A
1.00	0.47%	245.7	0.47%	1.05%	0.54%	0.98%	N/A
1.00	0.59%	114.6	0.56%	0.59%	0.56%	0.59%	N/A
1.00	1.17%	91.4	0.48%	1.18%	0.53%	1.13%	N/A

(c) Computed on an annualized basis for periods less than one year.

(d) For the period from May 1, 2004 to October 31, 2004.

The accompanying Notes to the Financial Statements are an integral part of this schedule.

279

Additional Information
(unaudited)

Shareholder Notification of Federal Tax
Information (unaudited)

The following information is provided solely to satisfy the requirements set forth by the Internal Revenue Code. Shareholders will be provided information regarding their distributions in January 2008.

The Funds designate the following percentages of dividends declared from net investment income as dividends qualifying for the 70% dividends received deduction for corporations or as qualified dividend income for individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003 for the tax period ending October 31, 2007:

	Dividends	Qualified
	Received	Dividend
	Deduction for	Income for
Fund	Corporations	Individuals

Aggressive Allocation	24%	44%
Moderately Aggressive Allocation	17%	26%
Moderate Allocation	11%	16%
Moderately Conservative Allocation	6%	8%
Partner Small Cap Growth	40%	41%
Partner Small Cap Value	33%	33%
Small Cap Stock	43%	44%
Small Cap Index	100%	100%
Mid Cap Growth	5%	6%
Partner Mid Cap Value	34%	35%
Mid Cap Stock	9%	9%
Mid Cap Index	100%	100%
Mid Cap Index-I	59%	59%
Partner International Stock	0%	100%
Large Cap Growth	87%	87%
Large Cap Value	75%	77%
Large Cap Stock	84%	85%
Large Cap Index	100%	100%
Large Cap Index-I	100%	100%
Balanced	19%	20%

The Municipal Bond Fund designates 99.42% of the dividends declared from net investment income as exempt from federal income tax for the tax period ended October 31, 2007.

The Funds designate the following amounts as distributions of long-term capital gains: Aggressive Allocation Fund, $485,309; Moderately Aggressive Allocation Fund, $845,355; Moderate Allocation Fund, $1,328,873; Moderately Conservative Allocation Fund, $367,841; Partner Small Cap Growth Fund, $3,462; Partner Small Cap Value Fund, $5,442,190; Small Cap Stock Fund, $56,923,771; Small Cap Index Fund, $3,303,677; Mid Cap Growth Fund, $22,856,197; Partner Mid Cap Value Fund, $122,933; Mid Cap Stock Fund, $125,689,673; Mid Cap Index Fund, $2,807,927; Mid Cap Index Fund-I, $1,069,029; Large Cap Value Fund, $23,854,746; Large Cap Stock Fund, $157,672,537; and Balanced Fund, $7,585,175. These amounts may include earnings and profits distributed to shareholders on the redemption of shares as part of the dividend paid deduction.

Proxy Voting

The policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities are attached to the Trust’s Statement of Additional Information. You may request a free copy of the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 by calling 1-800-847-4836. You also may review the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 at the Thrivent Financial web site (www.thrivent.com) or the SEC web site (www.sec.gov).

Quarterly Schedule of Portfolio Holdings

The Trust files its Schedule of Portfolio Holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. You may request a free copy of the Trust’s Forms N-Q by calling 1-800-847-4836. The Trust’s Forms N-Q also are available on the Thrivent Financial web site (www.thrivent.com) or the SEC web site (www.sec.gov). You also may review and copy the Forms N-Q for the Trust at the SEC’s Public Reference Room in Washington, DC. You may get information about the operation of the Public Reference Room by calling 1-800-SEC-0330.

280

Board of Trustees and Officers

The following table provides information about the Trustees and Officers of the Trust. Each Trustee oversees each of 29 series of the Trust and also serves as:

• Director of Thrivent Series Fund, Inc., a registered investment company consisting of 31 portfolios that serve as underlying funds for variable contracts issued by Thrivent Financial for Lutherans (“Thrivent Financial”) and Thrivent Life Insurance Company and investment options in the retirement plan offered by Thrivent Financial; and

• Trustee of Thrivent Financial Securities Lending Trust, a registered investment company consisting of one portfolio that serves as a cash collateral fund for a securities lending program sponsored by Thrivent Financial.

The 29 series of the Trust, 31 portfolios of the Thrivent Series Fund, Inc. and Thrivent Financial Securities Lending Trust are referred to herein as the “Fund Complex.” The Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-800-847-4836.

Interested Trustee[1]
Number of
	Position	Portfolios in	Principal
	with Trust	Fund Complex	Occupation	Other
Name, Address,	and Length	Overseen	During the	Directorships
and Age	of Service[2]	by Trustee	Past 5 Years	Held by Trustee

Pamela J. Moret	President since 2002	61	Executive Vice President,	Director, Minnesota
625 Fourth Avenue South	and Trustee since 2004		Marketing and Products,	Public Radio; Director,
Minneapolis, MN			Thrivent Financial	Luther Seminary
Age 51			since 2002

Independent Trustees[3]
Number of
	Position	Portfolios in	Principal
	with Trust	Fund Complex	Occupation	Other
Name, Address,	and Length	Overseen	During the	Directorships
and Age	of Service[2]	by Trustee	Past 5 Years	Held by Trustee

F. Gregory Campbell	Trustee since 1992	61	President, Carthage	Director, Johnson Family
625 Fourth Avenue South			College	Funds, Inc., an investment
Minneapolis, MN				company consisting of four
Age 67				portfolios; Director,
Kenosha Hospital and
Medical Center Board;
Director, Prairie School
Board; Director, United
Health Systems Board

Herbert F. Eggerding, Jr.	Lead Trustee since 2003	61	Management consultant	None
625 Fourth Avenue South			to several privately
Minneapolis, MN			owned companies
Age 70

Noel K. Estenson	Trustee since 2004	61	Retired	None
625 Fourth Avenue South
Minneapolis, MN
Age 68

281

Board of Trustees and Officers

Independent Trustees[3] — continued
Number of
	Position	Portfolios in	Principal
	with Trust	Fund Complex	Occupation	Other
Name, Address,	and Length	Overseen	During the	Directorships
and Age	of Service[2]	by Trustee	Past 5 Years	Held by Trustee

Richard L. Gady	Trustee since 1987	61	Retired; previously Vice	None
625 Fourth Avenue South			President, Public Affairs
Minneapolis, MN			and Chief Economist,
Age 64			ConAgra, Inc.
(agribusiness)

Richard A. Hauser	Trustee since 2004	61	Vice President and	Director, The Washington
625 Fourth Avenue South			Assistant General	Hospital Center
Minneapolis, MN			Counsel, Boeing
Age 64			Company since
2007; President,
National Legal Center
for the Public Interest
from 2004 to 2007;
General Counsel U.S.
Department of Housing
and Urban Development
from 2001 to 2004;
Partner, Baker &
Hosteller, from 1986
to 2001

Connie M. Levi	Trustee since 2004	61	Retired	None
625 Fourth Avenue South
Minneapolis, MN
Age 68

Douglas D. Sims	Trustee since 2006	61	Retired; previously	Director, Keystone
625 Fourth Avenue South			Chief Executive Officer	Neighborhood Company;
Minneapolis, MN			of CoBank from 1994	Director, Center for
Age 61			to June 30, 2006	Corporate Excellence

Edward W. Smeds	Chairman and Trustee 61		Retired	Chairman of Carthage
625 Fourth Avenue South	since 1999			College Board
Minneapolis, MN
Age 71

282

Board of Trustees and Officers

Executive Officers
Position with Trust
Name, Address,	and Length
and Age	of Service[2]	Principal Occupation During the Past 5 Years

Pamela J. Moret	President since 2002	Executive Vice President, Marketing and Products, Thrivent
625 Fourth Avenue South		Financial since 2002
Minneapolis, MN
Age 51

David S. Royal	Secretary and Chief Legal	Vice President — Asset Management, Thrivent Financial since
625 Fourth Avenue South	Officer since 2006	2006; Partner, Kirkland & Ellis LLP from 2004 to 2006;
Minneapolis, MN		Associate, Skadden, Arps, Slate, Meagher & Flom LLP
Age 36		from 1997 to 2004

Katie S. Kloster	Vice President Investment	Vice President and IC and IA Chief Compliance Officer,
625 Fourth Avenue South	Company and Investment	Thrivent Financial since 2004; Vice President and Controller,
Minneapolis, MN	Adviser Chief Compliance	Thrivent Financial from 2001 to 2004
Age 42	Officer since 2004

Gerard V. Vaillancourt	Treasurer and Principal	Vice President, Mutual Fund Accounting since 2006; Head
625 Fourth Avenue South	Financial Officer since 2005	of Mutual Fund Accounting, Thrivent Financial from 2005
Minneapolis, MN		to 2006; Director, Fund Accounting Administration,
Age 40		Thrivent Financial from 2002 to 2005

Russell W. Swansen	Vice President since 2004	Senior Vice President and Chief Investment Officer, Thrivent
625 Fourth Avenue South		Financial since 2004; Managing Director, Colonnade Advisors
Minneapolis, MN		LLC from 2001 to 2003
Age 50

Janice M. Guimond	Vice President since 2005	Vice President, Investment Operations, Thrivent Financial
625 Fourth Avenue South		since 2003; Manager of Portfolio Reporting, Thrivent
Minneapolis, MN		Financial from 2003 to 2004; Independent Consultant from
Age 43		2001 to 2003

Karl D. Anderson	Vice President since 2006	Vice President, Products, Thrivent Financial
625 Fourth Avenue South
Minneapolis, MN
Age 46

Brian W. Picard	Vice President and	Director, FSO Compliance Corp. BCM, Thrivent Financial
4321 North Ballard Road	Anti-Money Laundering	since 2006; Manager, Field and Securities Compliance,
Appleton, WI	Officer since 2006	Thrivent Financial from 2002 to 2006
Age 37

283

Board of Trustees and Officers

Executive Officers — continued
Position with Trust
Name, Address,	and Length
and Age	of Service[2]	Principal Occupation(s) During the Past 5 Years

Kenneth L. Kirchner	Assistant Vice President	Director, Mutual Funds Operations, Thrivent Financial since
4321 North Ballard Road	since 2004	2004; Manager, Shareholder Services, Thrivent Financial
Appleton, WI		from 2003 to 2004
Age 41

Mark D. Anema	Assistant Vice President	Vice President, Accumulation and Retirement Income
625 Fourth Avenue South	since 2007	Solutions, Thrivent Financial since 2007; Vice President,
Minneapolis, MN		Strategic Planning, Thrivent Financial from 2004 to 2007;
Age 46		Insurance Practice Engagement Manager, McKinsey and
Company from 1999 to 2004

James M. Odland	Assistant Secretary	Vice President, Office of the General Counsel, Thrivent
625 Fourth Avenue South	since 2006	Financial since 2005; Senior Securities Counsel, Allianz Life
Minneapolis, MN		Insurance Company from January 2005 to August 2005; Vice
Age 52		President and Chief Legal Officer, Woodbury Financial
Services, Inc. from September 2003 to January 2005; Vice
President and Group Counsel, Corporate Practice Group,
American Express Financial Advisors, Inc. from 2001 to 2003

John L. Sullivan	Assistant Secretary	Senior Counsel, Thrivent Financial since 2007; Senior
625 Fourth Avenue South	since 2007	Counsel, Division of Investment Management of the
Minneapolis, MN		Securities and Exchange Commission from 2000 to 2007
Age 36

Todd J. Kelly	Assistant Treasurer	Director, Fund Accounting Operations, Thrivent Financial
4321 North Ballard Road	since 1999
Appleton, WI
Age 38

Sarah L. Bergstrom	Assistant Treasurer	Director, Fund Accounting Administration, Thrivent Financial
625 Fourth Avenue South	since 2007	since 2007; Manager, Fund Accounting Administration,
Minneapolis, MN		Thrivent Financial from 2005 to 2007; Manager, Mutual Fund
Age 30		Tax Reporting, Thrivent Financial from 2004 to 2005;
Supervisor, Mutual Fund Tax Reporting, Thrivent Financial
from 2002 to 2004

1 “Interested person” of the Trust as defined in 1940 Act by virtue of positions with Thrivent Financial. Ms. Moret is considered an interested person because of her principal occupation with Thrivent Financial.

2 Each Trustee serves an indefinite term until her or his successor is duly elected and qualified. Officers serve at the discretion of the board until their successors are duly appointed and qualified.

3 The Trustees other than Ms. Moret are not “interested persons” of the Trust and are referred to as “Independent Trustees.”

284

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Thrivent Investment Management®

625 Fourth Ave. S., Minneapolis, MN 55415-1665
www.thrivent.com • e-mail: mail@thrivent.com • 800-THRIVENT (800-847-4836)

23459 R12-07

Item 2. Code of Ethics

As of the end of the period covered by this report, registrant has adopted a code of ethics (as defined in Item 2 of Form N-CSR) applicable to registrant’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. No waivers were granted to such code of ethics during the period covered by this report. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

Registrant’s Board of Trustees has determined that Herbert F. Eggerding, Jr., an independent trustee, is the Audit Committee Financial Expert.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees

The aggregate fees billed by registrant’s independent public accountants, PricewaterhouseCoopers LLP (“PwC”), for the fiscal year ended October 31, 2006 and the fiscal year ended October 31, 2007, for professional services rendered in connection with the audit of registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $394,409 and $364,656, respectively.

(b) Audit-Related Fees

The aggregate fees PwC billed to registrant for the fiscal year ended October 31, 2006 and the fiscal year ended October 31, 2007, for assurance and other services that are reasonably related to the performance of registrant’s audit and are not reported under Item 4(a), were $0 for each respective period. The aggregate fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal year ended October 31, 2006 and the fiscal year ended October 31, 2007, for assurance and other services directly related to the operations and financial reporting of registrant, were $0 for each respective period.

(c) Tax Fees

The aggregate tax fees PwC billed to registrant for the fiscal year ended October 31, 2006 and the fiscal year ended October 31, 2007, for tax compliance, tax advice and tax planning services, were $124,065 and $117,935, respectively. The aggregate tax fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal year ended October 31, 2006 and the fiscal year ended October 31, 2007, for services directly related to the operations and financial reporting of registrant, were $0 for each respective period.

(d) All Other Fees

The aggregate fees PwC billed to registrant for the fiscal year ended October 31, 2005 and the fiscal year ended October 31, 2007 for products and services provided, other than the services reported in paragraphs (a) through (c) of this item, were $0 for each respective period. The aggregate fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal year ended October 31, 2006 and the fiscal year ended October 31, 2007, for products and services provided, other than the services reported in paragraphs (a) through (c) of this item, were $0 and $0, respectively.

(e) Registrant’s audit committee charter, adopted in August 2004, provides that the audit committee (comprised of the independent directors of registrant) is responsible for pre-approval of all auditing services performed for the registrant. The audit committee reports to the Board of Directors (“Board”) regarding its approval of the engagement of the auditor and the proposed fees for the engagement, and a majority of the Board is required for the approval. The audit committee also is responsible for pre-approval (subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934) of all non-auditing services performed for the registrant or for any service affiliate of registrant. Registrant’s audit committee charter also permits a designated member of the audit committee to pre-approve, between meetings, one or more non-audit service projects, subject to an expense limit and ratification by the audit committee at the next audit committee meeting. Registrant’s audit committee pre-approved all fees described above which PwC billed to registrant.

(f) Less than 50% of the hours billed by PwC for auditing services to registrant for the fiscal year ended October 31, 2007 were for work performed by persons other than full-time permanent employees of PwC.

(g) The aggregate non-audit fees billed by PwC to registrant and to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal year ended October 31, 2006 and the fiscal year ended October 31, 2007 were $15,645 and $1,582 for each respective period.

(h) Registrant’s audit committee has considered the non-audit services provided to the registrant and registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser as described above and determined that these services do not compromise PwC’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Registrant’s Schedule of Investments is included in the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant’s board of trustees.

Item 11. Controls and Procedures

(a)(i) Registrant’s President and Treasurer have concluded that registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) Registrant’s President and Treasurer are aware of no change in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The code of ethics pursuant to Item 2 is attached hereto.

(b) Certifications pursuant to Rules 30a-2(a) and 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THRIVENT MUTUAL FUNDS

Date: December 27, 2007	By:	/s/ Pamela J. Moret

Pamela J. Moret
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: December 27, 2007	By:	/s/ Pamela J. Moret

Pamela J. Moret
President

Date: December 27, 2007	By:	/s/ Gerard V. Vaillancourt

Gerard V. Vaillancourt
Treasurer